UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04149
                                   ---------

                      FRANKLIN TAX-FREE TRUST
                      -----------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          ----------------------------------------------
        (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 2/28
                         ----

Date of reporting period: 8/31/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                                                     AUGUST 31, 2006
--------------------------------------------------------------------------------

          [GRAPHIC OMITTED]                     Franklin Florida Insured
                                                Tax-Free Income Fund

                                                Franklin Insured
                                                Tax-Free Income Fund

                                                Franklin Massachusetts Insured
                                                Tax-Free Income Fund

                                                Franklin Michigan Insured
                                                Tax-Free Income Fund

                                                Franklin Minnesota Insured
                                                Tax-Free Income Fund

                                                Franklin Ohio Insured
                                                Tax-Free Income Fund

--------------------------------------------------------------------------------
   SEMIANNUAL REPORT AND SHAREHOLDER LETTER              TAX-FREE INCOME
--------------------------------------------------------------------------------
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                                                      See inside for details.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:

Understanding Interest Rates .............................................     4

SEMIANNUAL REPORT

Municipal Bond Market Overview ...........................................     7

Investment Strategy and Manager's Discussion .............................     9

Franklin Florida Insured Tax-Free Income Fund ............................    10

Franklin Insured Tax-Free Income Fund ....................................    17

Franklin Massachusetts Insured Tax-Free Income Fund ......................    24

Franklin Michigan Insured Tax-Free Income Fund ...........................    31

Franklin Minnesota Insured Tax-Free Income Fund ..........................    39

Franklin Ohio Insured Tax-Free Income Fund ...............................    46

Financial Highlights and Statements of Investments .......................    54

Financial Statements .....................................................   117

Notes to Financial Statements ............................................   126

Shareholder Information ..................................................   138

--------------------------------------------------------------------------------


Semiannual Report

Municipal Bond Market Overview

For the six-month period ended August 31, 2006, the municipal bond market performed comparatively well as the fixed income markets continued to face moderate inflation expectations, mixed economic releases, volatile oil prices, concerns about the dollar, and geopolitical instability. Municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds over the six-month period. The Lehman Brothers Municipal Bond Index returned +2.02% for the period, while the Lehman Brothers U.S. Treasury Index returned +1.55%. 1

During the period, the Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.50% to 5.25%. On August 8, 2006, the Fed left the 5.25% rate unchanged, citing moderate economic growth, a gradually cooling housing market, and the lagging effect of prior tightening. The Fed stated that some inflation risk may remain and the extent and timing of any additional interest rate hikes will depend upon incoming data on inflation and economic growth.

Over the reporting period, interest rates across the Treasury yield curve (the spread between short-term and long-term yields) moved higher. Short-term yields increased as the Fed followed its tightening policy. The municipal yield curve flattened over the reporting period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield rose 11 basis points (100 basis points equal one percentage point) and the 10-year yield was unchanged, while the 30-year yield fell 5 basis points during the period. 2 Consequently, long-maturity municipal bonds continued to perform comparatively well.

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

2.    Source: Thomson Financial.


                                                           Semiannual Report | 7

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers had been refunding higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result of generally higher interest rates, refunding activity declined substantially in 2006. So far in 2006, overall supply has been approximately 16% lighter than in 2005. 3 Demand for municipal bonds remained strong over the first half of the Funds' fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. This broad base of buyers and tight bond supply supported the municipal bond market.

3.    Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Semiannual Report

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 9

Franklin Florida Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax and Florida intangibles tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Florida municipal securities. 2 In addition, the Fund's shares are generally free from Florida's annual intangibles tax.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 3
Franklin Florida Insured
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March                                                                 3.75 cents
--------------------------------------------------------------------------------
April                                                                 3.75 cents
--------------------------------------------------------------------------------
May                                                                   3.75 cents
--------------------------------------------------------------------------------
June                                                                  3.71 cents
--------------------------------------------------------------------------------
July                                                                  3.71 cents
--------------------------------------------------------------------------------
August                                                                3.71 cents
--------------------------------------------------------------------------------

This semiannual report for Franklin Florida Insured Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $10.74 on February 28, 2006, to $10.69 on August 31, 2006. The Fund's Class A shares paid dividends totaling 22.87 cents per share for the same period. 3 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.99%. An investor in the 2006 maximum combined effective federal income tax bracket of 35.00% would need to earn a distribution rate of 6.14% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


10 | Semiannual Report

STATE UPDATE

Florida's location, climate, natural resources, favorable tax environment and competitive position in the southeast continued to drive its economic performance. Additionally, Florida's service-based economy outpaced the nation in terms of employment, population and gross state product growth. As of August 2006, the unemployment rate was 3.3%, considerably lower than the 4.7% U.S. rate. 4 The state's per-capita personal income lagged the national average by about 5%, but has steadily grown to 105% of the southeast regional average. 5

The Sunshine State experienced surging revenues, and fiscal year 2006 revenues were projected to be $1.7 billion above the original forecast. 6 All of Florida's major revenue sources contributed to the upward revision. The most significant increases came from documentary stamp taxes (reflecting robust real estate activity), the sales tax (bolstered by positive demographic trends), hurricane-related reconstruction, business spending and corporate income taxes (from higher corporate profits).

However, the state's debt burden grew steadily as Florida confronted the demands of a growing population. High population growth, which gave strength to the state's economy, also put pressure on government services for education, corrections, transportation, and health and human services. Florida's debt ratios were above national medians but still moderate, with net tax-supported debt at 3.4% of personal income and debt per capita at $1,008, compared with 50-state medians of 2.4% and $703. 7 The structure of the state's debt has become increasingly complex with the recent addition of several special debt programs.

Based on the state's better-than-expected revenue performance, strong budget reserves and conservative budget management practices, independent credit rating agency Standard & Poor's assigned Florida's general obligation bonds its highest rating of AAA with a stable outlook. 8

4.    Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Research: Florida Hurricane Catastrophe Fund; Miscellaneous Tax," RATINGSDIRECT, 7/7/06.

6. Source: Standard & Poor's, "Research: Summary: Florida; Tax Secured, General Obligation," RATINGSDIRECT, 1/18/06.

7.    Source: Moody's Investors Service, "New Issue: Florida (State of),"
      3/2/06.

8.    This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Florida Insured Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                  24.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       19.9%
--------------------------------------------------------------------------------
Other Revenue                                                              15.5%
--------------------------------------------------------------------------------
Transportation                                                             10.2%
--------------------------------------------------------------------------------
Prerefunded                                                                 9.7%
--------------------------------------------------------------------------------
Tax-Supported                                                               7.5%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      4.5%
--------------------------------------------------------------------------------
Housing                                                                     4.2%
--------------------------------------------------------------------------------
General Obligation                                                          3.0%
--------------------------------------------------------------------------------
Higher Education                                                            1.3%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                          Semiannual Report | 11

MANAGER'S DISCUSSION

We used various strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Florida Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FFLTX)                                            CHANGE          8/31/06         2/28/06
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              -$0.05           $10.69          $10.74
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
-----------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2287
-----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH              1-YEAR          5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.70%              +2.58%          +25.10%         +66.43%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -2.65%              -1.75%           +3.68%          +4.77%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                  -0.46%           +3.88%          +5.08%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.99%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.14%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.52%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.42%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 13

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.71 cent per share current monthly dividend and the maximum offering price of $11.16 per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


14 | Semiannual Report

Your Fund's Expenses

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT        ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                           VALUE 3/1/06          VALUE 8/31/06      PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,017.00                $3.71
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,021.53                $3.72
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


16 | Semiannual Report

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund invests primarily in insured municipal securities. 2

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin Insured Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $12.32 on February 28, 2006, to $12.25 on August 31, 2006. The Fund's Class A shares paid dividends totaling 27.18 cents per share for the same period. 3 The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.16% based on an annualization of the current 4.43 cent per share dividend and the maximum offering price of $12.79 on August 31, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.40% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 61.


                                                          Semiannual Report | 17

PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                23.4%
--------------------------------------------------------------------------------
Utilities                                                                  18.2%
--------------------------------------------------------------------------------
General Obligation                                                         15.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.2%
--------------------------------------------------------------------------------
Transportation                                                             11.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        6.0%
--------------------------------------------------------------------------------
Higher Education                                                            5.6%
--------------------------------------------------------------------------------
Tax-Supported                                                               4.6%
--------------------------------------------------------------------------------
Other Revenue                                                               3.6%
--------------------------------------------------------------------------------
Housing                                                                     0.3%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.3%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS**
Franklin Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
March                                4.43 cents      3.86 cents       3.85 cents
--------------------------------------------------------------------------------
April                                4.43 cents      3.86 cents       3.85 cents
--------------------------------------------------------------------------------
May                                  4.43 cents      3.86 cents       3.85 cents
--------------------------------------------------------------------------------
June                                 4.43 cents      3.88 cents       3.88 cents
--------------------------------------------------------------------------------
July                                 4.43 cents      3.88 cents       3.88 cents
--------------------------------------------------------------------------------
August                               4.43 cents      3.88 cents       3.88 cents
--------------------------------------------------------------------------------

** Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


18 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FTFIX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.07           $12.25          $12.32
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2718
---------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.0005
---------------------------------------------------------------------------------------------------------
         TOTAL                                $0.2723
---------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBITX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.06           $12.31          $12.37
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2376
---------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.0005
---------------------------------------------------------------------------------------------------------
         TOTAL                                $0.2381
---------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRITX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.06           $12.36          $12.42
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2372
---------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.0005
---------------------------------------------------------------------------------------------------------
         TOTAL                                $0.2377
---------------------------------------------------------------------------------------------------------


                                                          Semiannual Report | 19

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH             1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.68%             +2.67%          +25.95%          +70.11%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -2.67%             -1.67%           +3.82%           +5.00%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 -0.46%           +4.04%           +4.94%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   4.16%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.40%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.58%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.51%
-----------------------------------------------------------------------------------------------------------------
CLASS B                                        6-MONTH             1-YEAR          5-YEAR      INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.47%             +2.18%          +22.62%          +44.89%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -2.51%             -1.75%           +3.82%           +5.79%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 -0.58%           +4.04%           +5.81%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.80%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                5.85%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.19%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            4.91%
-----------------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH             1-YEAR           5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.46%             +2.17%          +22.60%          +61.15%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +0.46%             +1.18%           +4.16%           +4.89%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 +2.47%           +4.39%           +4.83%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.78%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                5.82%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.20%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            4.92%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


20 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 21

Your Fund's Expenses

FRANKLIN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


22 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT       ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                          VALUE 3/1/06          VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
---------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,016.80                $3.15
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,022.08                $3.16
---------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,014.70                $5.94
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.31                $5.96
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,014.60                $5.94
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.31                $5.96
---------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.62%; B: 1.17%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 23

Franklin Massachusetts Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Massachusetts municipal securities. 2

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin Massachusetts Insured Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $11.92 on February 28, 2006, to $11.89 on August 31, 2006. The Fund's Class A shares paid dividends totaling 25.08 cents per share for the same period. 3 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.97% based on an annualization of the current 4.11 cent per share dividend and the maximum offering price of $12.42 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Massachusetts personal income tax bracket of 38.45% would need to earn a distribution rate of 6.45% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 78.


24 | Semiannual Report

DIVIDEND DISTRIBUTIONS 3
Franklin Massachusetts Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                     ---------------------------
MONTH                                                  CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                                4.06 cents       3.51 cents
--------------------------------------------------------------------------------
April                                                4.06 cents       3.51 cents
--------------------------------------------------------------------------------
May                                                  4.06 cents       3.51 cents
--------------------------------------------------------------------------------
June                                                 4.11 cents       3.57 cents
--------------------------------------------------------------------------------
July                                                 4.11 cents       3.57 cents
--------------------------------------------------------------------------------
August                                               4.11 cents       3.57 cents
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

Massachusetts' diverse and fundamentally sound economy continued to expand, driven by the high-technology, financial services, education, health care, leisure and hospitality services sectors. Despite a relatively slow job recovery, the commonwealth's unemployment rate declined as 27,000 new jobs have been added since June 2005. 4 As of August 2006, the unemployment rate was 4.9%, which was still higher than the 4.7% national rate. 5

With its economy strengthening, Massachusetts has rebuilt its reserve levels. Strong revenue growth, particularly in personal income taxes, contributed to a general fund surplus in fiscal years 2005 and 2006. Preliminary figures for this year's tax receipts were $1.4 billion, or 8.2% over fiscal year 2005. 6 Massachusetts also took certain actions to reduce budget uncertainty, prudently manage resources and rein in spending. First, the commonwealth devised financing options for two former large budget commitments, the Massachusetts Bay Transportation Authority (MBTA) and the School Building Authority (SBA); these actions ensure financial viability for the programs while eliminating future cost uncertainties. Second, Massachusetts reduced its growing commitment for funding a generous portion of local school construction through annual debt service subsidies. Third, the virtual completion of the Central Artery/Ted Williams Tunnel alleviated credit concerns over this large capital project, despite recent construction problems.

4. Source: Standard & Poor's, "Research: Massachusetts; General Obligation; General Obligation Equivalent Security; Miscellaneous Tax," RATINGSDIRECT, 8/16/06.

5.    Source: Bureau of Labor Statistics.

6. Source: Standard & Poor's, "Research: Summary: Massachusetts; Appropriation, General Obligation Equivalent Security; Tax Secured, General Obligation," RATINGSDIRECT, 2/28/06.


                                                          Semiannual Report | 25

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Higher Education                                                           24.4%
--------------------------------------------------------------------------------
Prerefunded                                                                18.3%
--------------------------------------------------------------------------------
Transportation                                                             15.3%
--------------------------------------------------------------------------------
Other Revenue                                                              10.3%
--------------------------------------------------------------------------------
Utilities                                                                   9.9%
--------------------------------------------------------------------------------
General Obligation                                                          8.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      6.2%
--------------------------------------------------------------------------------
Tax-Supported                                                               6.0%
--------------------------------------------------------------------------------
Housing                                                                     0.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        0.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

The commonwealth, like all states, continued to be challenged by rising health care costs and public safety spending, contributing to its heavy debt load. Debt service costs and pension contributions also climbed. Massachusetts' debt levels ranked third highest in the nation on a per-capita basis, and second highest as a percentage of personal income. Net tax-supported debt rose since 2005 to $26.4 billion, equivalent to $3,624 per capita and 9.8% of personal income, compared with the 2006 50-state medians of $754 and 2.5%. 7

Despite a heavy debt burden, the commonwealth's effective fiscal management and an established structural budget balance track record enhanced its credit profile. Massachusetts' recent job recovery, positive economic and revenue trends, easing budgetary pressures and increasing reserves also contributed to independent credit rating agency Standard & Poor's AA rating and stable outlook for its general obligation bonds. 8

MANAGER'S DISCUSSION

We used various strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Massachusetts Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

7. Source: Moody's Investors Service, "New Issue: Massachusetts (Commonwealth of)," 8/15/06.

8.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


26 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FMISX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.03           $11.89          $11.92
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2508
---------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FMAIX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.02           $11.98          $12.00
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2173
---------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH             1-YEAR           5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.89%             +2.61%          +25.93%         +63.74%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -2.45%             -1.79%           +3.82%          +4.60%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 -0.30%           +4.05%          +5.00%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.97%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.45%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.49%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.67%
----------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH             1-YEAR           5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.67%             +2.11%          +22.64%         +60.36%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +0.68%             +1.12%           +4.17%          +4.84%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 +2.53%           +4.39%          +4.88%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.57%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                5.80%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.11%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.05%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 27

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Massachusetts personal income tax rate of 38.45%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


28 | Semiannual Report

Your Fund's Expenses

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 29

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                          VALUE 3/1/06         VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,018.90               $3.36
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,021.88               $3.36
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,016.70               $6.15
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,019.11               $6.16
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


30 | Semiannual Report

Franklin Michigan Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Michigan Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Michigan municipal securities. 2

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin Michigan Insured Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $12.27 on February 28, 2006, to $12.21 on August 31, 2006. The Fund's Class A shares paid dividends totaling 27.15 cents per share for the same period. 3 The Performance Summary beginning on page 34 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.13% based on an annualization of the current 4.39 cent per share dividend and the maximum offering price of $12.75 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Michigan personal income tax bracket of 37.54% would need to earn a distribution rate of 6.61% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 85.


                                                          Semiannual Report | 31

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                        ----------------------------------------
MONTH                                    CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
March                                   4.47 cents     3.91 cents     3.90 cents
--------------------------------------------------------------------------------
April                                   4.47 cents     3.91 cents     3.90 cents
--------------------------------------------------------------------------------
May                                     4.47 cents     3.91 cents     3.90 cents
--------------------------------------------------------------------------------
June                                    4.39 cents     3.84 cents     3.84 cents
--------------------------------------------------------------------------------
July                                    4.39 cents     3.84 cents     3.84 cents
--------------------------------------------------------------------------------
August                                  4.39 cents     3.84 cents     3.84 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Michigan's manufacturing-heavy economy remained soft in the aftermath of U.S. auto industry layoffs and faltering job growth over the past few years. Employment levels stabilized in 2006 but have yet to rebound from five straight years of employment declines. As of August 2006, the 7.1% state unemployment rate was considerably higher than the 4.7% national rate. 4 Manufacturing jobs continued to contract, offset by employment growth in the business, services, leisure and hospitality sectors.

Michigan's revenues in the first 10 months of fiscal year 2006 were better than projected, in spite of persistent economic weakness. Through a combination of spending cuts, tax loophole closures and other measures, the state also addressed a gap of about $400 million that was projected for fiscal year 2007. 5 Although this alleviated some of the state's extended revenue woes, a cautious budget management plan remained in place and focused on preserving balanced operations. Reserves continued to be low, however, and liquidity was constrained. Until economic conditions pick up, Michigan has been left with limited options to resolve unanticipated budget dilemmas. Fortunately, the state has a record of strong fiscal management, especially pertaining to the timely recognition of, and response to, revenue shortfalls.

4.    Source: Bureau of Labor Statistics.

5.    Source: Moody's Investors Service, "New Issue: Michigan (State of),"
      8/15/06.


32 | Semiannual Report

Michigan maintained low debt levels of $418 per capita and 1.3% of personal income, below the 50-state medians of $754 and 2.5%. 6 Debt issuance increased recently as the state has sought spending relief by reducing the extent to which it finances projects with cash rather than debt. Based on the state's improving balanced budget and conservative financial management, independent credit rating agency Standard & Poor's assigned Michigan's general obligation bonds an AA rating with a stable outlook. 7

MANAGER'S DISCUSSION

We used various strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Michigan Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

6. Source: Standard & Poor's, "Research: Summary: Michigan State Building Authority Michigan; Appropriations," RATINGSDIRECT, 8/17/06.

7.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                38.8%
--------------------------------------------------------------------------------
General Obligation                                                         24.0%
--------------------------------------------------------------------------------
Utilities                                                                  15.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      7.8%
--------------------------------------------------------------------------------
Higher Education                                                            4.0%
--------------------------------------------------------------------------------
Transportation                                                              3.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        2.6%
--------------------------------------------------------------------------------
Tax-Supported                                                               2.2%
--------------------------------------------------------------------------------
Other Revenue                                                               1.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                          Semiannual Report | 33

Performance Summary as of 8/31/06

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FTTMX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.06           $12.21          $12.27
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2715
---------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBMIX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.06           $12.27          $12.33
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2375
---------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRMTX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.06           $12.33          $12.39
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2371
---------------------------------------------------------------------------------------------------------


34 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH             1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.76%             +2.86%          +25.54%          +64.32%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -2.53%             -1.51%           +3.74%           +4.63%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 -0.45%           +3.93%           +5.01%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate  4                                  4.13%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.61%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.49%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.59%
-----------------------------------------------------------------------------------------------------------------
CLASS B                                        6-MONTH             1-YEAR          5-YEAR      INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.47%             +2.29%          +22.21%          +43.21%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -2.51%             -1.65%           +3.75%           +5.61%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 -0.56%           +3.92%           +5.62%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.77%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.04%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.10%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            4.96%
-----------------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH            1-YEAR           5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.46%             +2.27%          +22.19%          +62.42%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +0.46%             +1.29%           +4.09%           +4.97%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 +2.40%           +4.25%           +4.89%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.72%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                5.96%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.10%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            4.96%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 35

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Michigan personal income tax rate of 37.54%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


36 | Semiannual Report

Your Fund's Expenses

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 37

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                           VALUE 3/1/06        VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
--------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,017.60               $3.20
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,022.03               $3.21
--------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,014.70               $5.99
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.26               $6.01
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,014.60               $5.99
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.26               $6.01
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.63%; B: 1.18%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


38 | Semiannual Report

Franklin Minnesota Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Minnesota municipal securities. 2

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin Minnesota Insured Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $12.13 on February 28, 2006, to $12.08 on August 31, 2006. The Fund's Class A shares paid dividends totaling 25.52 cents per share for the same period. 3 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.96% based on an annualization of the current 4.16 cent per share dividend and the maximum offering price of $12.62 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 6.61% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 95.


                                                          Semiannual Report | 39

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                  CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                                 4.16 cents      3.60 cents
--------------------------------------------------------------------------------
April                                                 4.16 cents      3.60 cents
--------------------------------------------------------------------------------
May                                                   4.16 cents      3.60 cents
--------------------------------------------------------------------------------
June                                                  4.16 cents      3.61 cents
--------------------------------------------------------------------------------
July                                                  4.16 cents      3.61 cents
--------------------------------------------------------------------------------
August                                                4.16 cents      3.61 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

STATE UPDATE

Minnesota's economy and balance sheet improved during the first half of the current 2006-2007 biennium (begun July 1, 2005). The state had steady demographic trends, high personal income levels, high employment diversity and performance, and low unemployment. Its wealth levels were impressive, with 2005 personal income per capita at about 108% of the national average. 4 The state's manufacturing-heavy job base grew 1.8% in May 2006 compared with May 2005, which was better than the 1.4% national growth rate. 4 As of August 2006, the state unemployment rate was 3.7%, which was lower than the 4.7% national rate. 5

Minnesota's fiscal matters have improved with the abatement of partisan grid-lock, which crippled the state's legislature and caused the historic partial government shutdown in July 2005. Since the budget impasse, revenues rose to 2.6% above forecast and the state's reserve climbed back to $1.0 billion. 4 However, the state general fund had a $68 million deficit, but trended in the right direction from its 2003 low point of -$1.1 billion. 4 Factoring in recent improvements, the revenue forecast was revised again in March 2006, pushing upward all prior expectations for receipts of sales, personal and corporate income taxes for the remainder of the current biennium. This revamped outlook also projected elimination of the general fund deficit by June 30, 2007.

4.    Source: Moody's Investors Service, "New Issue: Minnesota (State of),"
      7/17/06.

5.    Source: Bureau of Labor Statistics.


40 | Semiannual Report

The post-shutdown budget was adopted using several measures, the most contentious of which included a 75 cent-per-pack cigarette tax hike. Tobacco companies sued the state for enacting a "health impact fee" for cigarettes, won their claim in district court, but ultimately lost to the state's argument in the Minnesota Supreme Court. The fee is expected to bring in $370 million during the current biennum. 4 Going forward, state spending is slated to increase about 8.4% over the 2004-2005 biennium, most of which will go toward K-12 education, health and human services, and public safety. 4

Minnesota's debt figures tend to place the state about average among the states for debt issuance, and its residents carry a $746 per-capita debt load, ranking it 26th nationally. Minnesota's debt as a percentage of personal income has dropped in recent years, due largely to increasingly strong personal income levels. Based on the state's improving economy and moderate debt levels, independent credit rating agency Standard & Poor's assigned Minnesota's general obligation bonds a rating of AAA with a stable outlook. 6

MANAGER'S DISCUSSION

We used various strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Minnesota Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

6.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         49.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     12.3%
--------------------------------------------------------------------------------
Utilities                                                                  10.6%
--------------------------------------------------------------------------------
Prerefunded                                                                 9.8%
--------------------------------------------------------------------------------
Housing                                                                     6.3%
--------------------------------------------------------------------------------
Transportation                                                              5.7%
--------------------------------------------------------------------------------
Higher Education                                                            3.8%
--------------------------------------------------------------------------------
Other Revenue                                                               1.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               0.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        0.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                          Semiannual Report | 41

Performance Summary as of 8/31/06

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FMINX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.05           $12.08          $12.13
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2552
---------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FMNIX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.06           $12.16          $12.22
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2212
---------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH             1-YEAR          5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.73%             +2.71%          +24.49%         +66.07%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -2.61%             -1.62%           +3.57%          +4.74%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 -0.31%           +3.80%          +4.69%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.96%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.61%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.60%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            6.01%
----------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH             1-YEAR          5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.35%             +2.05%          +21.15%         +57.16%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +0.35%             +1.06%           +3.91%          +4.62%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 +2.62%           +4.14%          +4.58%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.57%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                5.96%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.22%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.38%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


42 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 43

Your Fund's Expenses

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


44 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                          VALUE 3/1/06        VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
-------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,017.30                 $3.36
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,021.88                 $3.36
-------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,013.50                 $6.14
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,019.11                 $6.16
-------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 45

Franklin Ohio Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Ohio Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Ohio municipal securities. 2

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin Ohio Insured Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $12.60 on February 28, 2006, to $12.53 on August 31, 2006. The Fund's Class A shares paid dividends totaling 26.69 cents per share for the same period. 3 The Performance Summary beginning on page 49 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.03% based on an annualization of the current 4.40 cent per share dividend and the maximum offering price of $13.09 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Ohio personal income tax bracket of 39.47% would need to earn a distribution rate of 6.66% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 104.


46 | Semiannual Report

DIVIDEND DISTRIBUTIONS 3
Franklin Ohio Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                   DIVIDEND PER SHARE
                                        ----------------------------------------
MONTH                                    CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
March                                   4.40 cents     3.82 cents     3.81 cents
--------------------------------------------------------------------------------
April                                   4.40 cents     3.82 cents     3.81 cents
--------------------------------------------------------------------------------
May                                     4.40 cents     3.82 cents     3.81 cents
--------------------------------------------------------------------------------
June                                    4.30 cents     3.73 cents     3.73 cents
--------------------------------------------------------------------------------
July                                    4.30 cents     3.73 cents     3.73 cents
--------------------------------------------------------------------------------
August                                  4.30 cents     3.73 cents     3.73 cents
--------------------------------------------------------------------------------

tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Ohio continued to experience slower economic growth than the nation. Its slow recovery from the recession reflected an above-average exposure to industries such as auto manufacturing. The state's personal income per capita has declined steadily, falling to 94% of the national average in 2005 from 98% in 2004. 4 Heavy job losses in the manufacturing sector have hampered overall employment trends, and as of August 2006, the state unemployment rate was 5.7%, which was higher than the 4.7% national rate. 5 However, the long-term employment outlook appeared more positive since state officials implemented unique tax reform measures geared to make the state more business friendly. While economic development strategies are uncertain, Ohio aims to attract investment with the potential for job creation in the health care and biotechnology industries.

Ohio's general fund revenues rose in fiscal year 2006, aided by a 2.5% increase in tax receipts. 4 Additionally, spending was very tight, with fiscal years 2005-2007 producing the smallest budget increases the state has seen in more than 40 years. Despite Ohio's responsive, responsible financial management strategy, there was no assurance that the state would continue to improve fund balances during the current and coming fiscal years given the various tax-reduction initiatives being pursued and the potential for continued economic underperformance. Substantial cuts in personal income tax and elimination of tax on

4.    Source: Moody's Investors Service, "New Issue: Ohio (State of)," 7/24/06.

5.    Source: Bureau of Labor Statistics.


                                                          Semiannual Report | 47

PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         39.7%
--------------------------------------------------------------------------------
Prerefunded                                                                25.5%
--------------------------------------------------------------------------------
Higher Education                                                            8.3%
--------------------------------------------------------------------------------
Utilities                                                                   8.1%
--------------------------------------------------------------------------------
Tax-Supported                                                               4.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      4.0%
--------------------------------------------------------------------------------
Transportation                                                              3.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        3.1%
--------------------------------------------------------------------------------
Other Revenue                                                               1.5%
--------------------------------------------------------------------------------
Housing                                                                     1.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

machinery, equipment and inventories, spread out over several years, aim to increase economic activity and reduce the burden on taxpayers. More importantly, a new broad-based commercial activity tax will gradually replace the corporate franchise tax over the next five years, offering businesses significant tax relief. Ohio still faced considerable pressure from Medicaid, though cost containment measures, such as freezing annual payments to nursing homes and hospitals and reducing benefits and eligibility, appeared to have reduced health care payments. The state's debt burden was growing, though still moderate, with net tax-supported debt equal to $915 per capita and 2.9% of personal income, higher than the U.S. median levels of $754 per capita and 2.5% of personal income. 4

Based on Ohio's sound financial management and ability to resolve budget challenges, independent credit rating agency Standard & Poor's assigned Ohio's general obligation bonds an AA+ rating with a stable outlook. 6 The outlook reflects the expectation that the state will stay within the parameters of projected expenditures of its structurally balanced budget and maintain budget stabilization funds at recent levels while the state's overall economy rekindles.

MANAGER'S DISCUSSION

We used various strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Ohio Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

6.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


48 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FTOIX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.07           $12.53          $12.60
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2669
---------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.0009
---------------------------------------------------------------------------------------------------------
         TOTAL                                $0.2678
---------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBOIX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.07           $12.57          $12.64
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2317
---------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.0009
---------------------------------------------------------------------------------------------------------
         TOTAL                                $0.2326
---------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FOITX)                                           CHANGE          8/31/06         2/28/06
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.07           $12.63          $12.70
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
---------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2314
---------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.0009
---------------------------------------------------------------------------------------------------------
         TOTAL                                $0.2323
---------------------------------------------------------------------------------------------------------


                                                          Semiannual Report | 49

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH             1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.61%             +2.83%          +26.10%          +70.23%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -2.72%             -1.51%           +3.84%           +5.01%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 -0.25%           +3.98%           +4.91%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   4.03%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.66%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.48%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.75%
-----------------------------------------------------------------------------------------------------------------
CLASS B                                        6-MONTH             1-YEAR          5-YEAR     INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.32%             +2.18%          +22.68%          +43.38%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -2.66%             -1.76%           +3.83%           +5.63%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 -0.38%           +3.99%           +5.65%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.67%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.06%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.08%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.09%
-----------------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH             1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +1.31%             +2.16%          +22.67%          +61.16%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +0.31%             +1.18%           +4.17%           +4.89%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                 +2.68%           +4.33%           +4.81%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.65%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.03%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.09%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.10%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


50 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Ohio personal income tax rate of 39.47%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 51

Your Fund's Expenses

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


52 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT       ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                           VALUE 3/1/06         VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
---------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,016.10                $3.30
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,021.93                $3.31
---------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,013.20                $6.09
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.16                $6.11
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,013.10                $6.09
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.16                $6.11
---------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.65%; B: 1.20%; and C: 1.20%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 53

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                       --------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        AUGUST 31, 2006                    YEAR ENDED FEBRUARY 28,
CLASS A                                                   (UNAUDITED)        2006        2005        2004 f      2003        2002
                                                       --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................      $  10.74      $  10.80    $  10.97    $  10.76    $  10.50    $  10.36
                                                           ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ............................          0.22          0.45        0.46        0.46        0.46        0.48

 Net realized and unrealized gains (losses) .........         (0.04)        (0.05)      (0.17)       0.20        0.27        0.14
                                                           ----------------------------------------------------------------------
Total from investment operations ....................          0.18          0.40        0.29        0.66        0.73        0.62
                                                           ----------------------------------------------------------------------
Less distributions from net investment income .......         (0.23)        (0.46)      (0.46)      (0.45)      (0.47)      (0.48)
                                                           ----------------------------------------------------------------------
Redemption fees .....................................            --            --          -- e        --          --          --
                                                           ----------------------------------------------------------------------
Net asset value, end of period ......................      $  10.69      $  10.74    $  10.80    $  10.97    $  10.76    $  10.50
                                                           ======================================================================

Total return c ......................................          1.70%         3.73%       2.79%       6.29%       7.14%       6.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................      $169,735      $175,430    $149,897    $156,033    $156,973    $127,595

Ratios to average net assets:

 Expenses ...........................................          0.74% d       0.75%       0.76%       0.75%       0.76%       0.78%

 Net investment income ..............................          4.15% d       4.16%       4.29%       4.27%       4.39%       4.58%

Portfolio turnover rate .............................          3.56%        15.80%      21.09%      11.38%      10.83%      23.17%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Annualized.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.


54 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.6%
MUNICIPAL BONDS 98.6%
FLORIDA 98.6%
Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 ..........................     $ 2,500,000     $  2,615,425
Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 ....................................       1,000,000        1,057,060
Broward County HFAR, FSA Insured,
   5.65%, 11/01/22 ................................................................................         405,000          411,354
   5.70%, 11/01/29 ................................................................................         225,000          228,618
Broward County School Board COP,
   MBIA Insured, 5.00%, 7/01/28 ...................................................................       2,000,000        2,090,280
   Series A, FSA Insured, 5.00%, 7/01/22 ..........................................................       2,000,000        2,094,340
   Series A, FSA Insured, 5.00%, 7/01/26 ..........................................................       2,850,000        2,975,428
   Series A, FSA Insured, 5.00%, 7/01/30 ..........................................................       2,000,000        2,089,780
Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida,
  FSA Insured, 5.00%, 8/15/29 .....................................................................       1,500,000        1,567,920
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ............       1,890,000        1,922,546
Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 .........................       1,000,000        1,026,010
Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 ..........       1,000,000        1,044,730
Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ..................................       1,315,000        1,381,447
Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%,
  10/01/30 ........................................................................................          75,000           75,116
Escambia County Utilities Authority Utility System Revenue,
   FGIC Insured, 5.00%, 1/01/31 ...................................................................       1,775,000        1,829,759
   Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ..............................................       2,000,000        2,091,940
Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ..................       1,600,000        1,633,936
Florida HFC Revenue,
   Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 .....................       1,205,000        1,263,021
   Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 ...................................       1,070,000        1,112,768
Florida Intergovernmental Finance Commission Capital Revenue, Series A,
  AMBAC Insured, 5.00%, 8/01/32 ...................................................................       3,570,000        3,712,122
Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 .......................       2,000,000        2,096,480
Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
  5.25%, 7/01/30 ..................................................................................       2,000,000        2,134,860
Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured,
  5.00%, 8/01/25 ..................................................................................       2,000,000        2,110,700
Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
  Series A, MBIA Insured, 5.00%, 7/01/21 ..........................................................       3,000,000        3,164,520
Florida State Department of General Services Division Facilities Management Revenue,
  Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ..................................         550,000          584,760
Gulf Breeze Revenue,
   FGIC Insured, 5.80%, 12/01/20 ..................................................................       1,250,000        1,351,937
   Local Government Loan Program, Series C, FGIC Insured, 6.05%, 12/01/15 .........................       1,915,000        1,944,759
Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ....................................       1,150,000        1,208,500
Hillsborough County School Board COP, MBIA Insured,
   5.00%, 7/01/26 .................................................................................       1,670,000        1,748,707
   Pre-Refunded, 5.375%, 7/01/26 ..................................................................       1,000,000        1,047,950
Indian Trail Water Control District Improvement Revenue, MBIA Insured, 5.75%, 8/01/16 .............       1,090,000        1,109,740
Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured,
  5.00%, 10/01/25 .................................................................................       4,000,000        4,193,760
Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
  5.00%, 10/01/32 .................................................................................       1,000,000        1,042,440


                                                          Semiannual Report | 55

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Jacksonville Sales Tax Revenue, Better Jacksonville, MBIA Insured, 5.00%, 10/01/30 ................     $ 1,500,000     $  1,568,955
Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 ................................       2,000,000        2,077,860
Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured,
  6.35%, 8/01/25 ..................................................................................       1,000,000        1,010,940
Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 .............................       4,080,000        4,261,723
Lee County Airport Revenue,
   Refunding, FSA Insured, 5.00%, 10/01/33 ........................................................       3,530,000        3,686,873
   Series B, FSA Insured, Pre-Refunded, 5.75%, 10/01/33 ...........................................       4,000,000        4,358,920
Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
  MBIA Insured, 6.05%,
   11/01/15 .......................................................................................       2,000,000        2,026,940
   11/01/20 .......................................................................................       1,500,000        1,520,205
Lynn Haven Capital Improvement Revenue, MBIA Insured, Pre-Refunded, 5.50%, 12/01/32 ...............       2,000,000        2,165,960
Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34 ...............................................       2,595,000        2,713,436
Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ...............................       1,500,000        1,564,305
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ................................       3,000,000        3,113,760
Miami-Dade County Aviation Revenue, Miami International Airport,
   Hub, Series B, FGIC Insured, 5.00%, 10/01/30 ...................................................       3,500,000        3,653,335
   Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 .............................................       1,625,000        1,684,914
   Series B, FGIC Insured, 5.75%, 10/01/29 ........................................................       2,500,000        2,699,650
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
 MBIA Insured, 5.00%,
   6/01/31 ........................................................................................       1,650,000        1,727,154
   6/01/35 ........................................................................................       2,000,000        2,086,120
Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 ............................       5,000,000        5,165,050
Ocala Utility System Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/31 ..................       2,000,000        2,110,320
Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 .............................       4,220,000        4,309,717
Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 .....................................       1,000,000        1,064,070
Orange County Tourist Development Tax Revenue, AMBAC Insured,
   5.50%, 10/01/32 ................................................................................       2,000,000        2,182,800
   Pre-Refunded, 5.50%, 10/01/31 ..................................................................       1,000,000        1,055,610
Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
 5.70%, 12/01/17 ..................................................................................         480,000          484,435
Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 .....................       3,000,000        3,122,430
Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ..................       2,000,000        2,107,280
Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
 Pre-Refunded, 5.125%, 11/01/30 ...................................................................       1,000,000        1,070,120
Palm Beach County School Board COP, Series A,
   AMBAC Insured, 5.125%, 8/01/24 .................................................................       5,000,000        5,275,450
   FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 .....................................................       3,000,000        3,281,370
Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 .......................       2,000,000        2,089,320
Pembroke Pines Public Improvement Revenue,
   Series A, AMBAC Insured, 5.00%, 10/01/29 .......................................................       2,000,000        2,105,700
   Series B, AMBAC Insured, 5.00%, 10/01/34 .......................................................       2,000,000        2,095,940
Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 .......................................       3,000,000        3,130,470
Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%, 12/01/21 ...............       1,000,000        1,092,720
Polk County Public Facilities Revenue, MBIA Insured, 5.00%, 12/01/33 ..............................       2,000,000        2,100,980


56 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 .............................     $ 1,000,000     $  1,038,690
  Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%,
     10/01/30 .....................................................................................       1,000,000        1,051,450
     10/01/34 .....................................................................................       2,000,000        2,095,940
  Port Orange GO, MBIA Insured, 5.00%, 4/01/33 ....................................................       1,755,000        1,846,278
  Port St. Lucie GO, MBIA Insured, 5.00%, 7/01/32 .................................................       1,000,000        1,049,370
  St. Augustine Capital Improvement Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/29 ............       1,250,000        1,316,062
  St. Johns County Ponte Vedra Utility System Revenue, FSA Insured, 5.00%, 10/01/30 ...............       1,000,000        1,053,620
  St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water Management
    Benefit, senior lien, Refunding, Series A, MBIA Insured, 5.25%, 5/01/25 .......................       5,000,000        5,267,650
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured,
    6.125%, 10/01/32 ..............................................................................       2,240,000        2,473,923
  Tampa-Hillsborough County Expressway Authority Revenue, Refunding, AMBAC Insured,
    5.00%, 7/01/25 ................................................................................       3,000,000        3,196,290
  Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 .................................       1,000,000        1,058,100
  University of Central Florida Athletics Assn. Inc. COP, Series A, FGIC Insured, 5.00%,
     10/01/27 .....................................................................................       1,000,000        1,050,550
     10/01/30 .....................................................................................       1,485,000        1,553,251
  University of Central Florida COP, University of Central Florida Convocation Corp.,
    Series A, FGIC Insured, 5.00%, 10/01/35 .......................................................       1,500,000        1,556,430
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $158,615,423) .................................................                      167,335,149
                                                                                                                        ------------
  SHORT TERM INVESTMENTS 0.2%
  MUNICIPAL BONDS 0.2%
  FLORIDA 0.2%
a Jacksonville Health Facilities Authority Hospital Revenue, Baptist Medical Center Project,
    Daily VRDN and Put, 3.55%, 8/15/21 ............................................................         100,000          100,000
a Orange County School Board COP, Series B, AMBAC Insured, Daily VRDN and Put,
    3.41%, 8/01/25 ................................................................................         300,000          300,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $400,000) ....................................................                          400,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $159,015,423) 98.8% .....................................................                      167,735,149
  OTHER ASSETS, LESS LIABILITIES 1.2% .............................................................                        2,000,326
                                                                                                                        ------------
  NET ASSETS 100.0% ...............................................................................                     $169,735,475
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 116.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VDRNs are valued at cost.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND

                                               ------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                AUGUST 31, 2006                         YEAR ENDED FEBRUARY 28,
CLASS A                                           (UNAUDITED)          2006          2005          2004 g        2003          2002
                                               ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)

Net asset value, beginning of period .........    $    12.32     $    12.41    $    12.62    $    12.37    $    12.13    $    11.98
                                                  ---------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................          0.27           0.54          0.55          0.55          0.58          0.59

 Net realized and unrealized gains (losses) ..         (0.07)         (0.10)        (0.20)         0.25          0.24          0.16
                                                  ---------------------------------------------------------------------------------
Total from investment operations .............          0.20           0.44          0.35          0.80          0.82          0.75
                                                  ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................         (0.27)         (0.53)        (0.55)        (0.55)        (0.58)        (0.60)

 Net realized gains ..........................            -- d           --         (0.01)           --            --            --
                                                  ---------------------------------------------------------------------------------
Total distributions ..........................         (0.27)         (0.53)        (0.56)        (0.55)        (0.58)        (0.60)
                                                  ---------------------------------------------------------------------------------
Redemption fees ..............................            -- e           -- e          -- e          --            --            --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ...............    $    12.25     $    12.32    $    12.41    $    12.62    $    12.37    $    12.13
                                                  =================================================================================

Total return c ...............................          1.68%          3.65%         2.93%         6.65%         6.90%         6.39%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $1,752,743     $1,697,516    $1,602,174    $1,696,913    $1,646,355    $1,554,245

Ratios to average net assets:

 Expenses ....................................          0.62% f        0.63%         0.63%         0.63%         0.62%         0.63%

 Net investment income .......................          4.33% f        4.37%         4.47%         4.45%         4.73%         4.90%

Portfolio turnover rate ......................          4.74%          4.94%         9.07%         9.41%        11.74%         8.48%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     The fund made a capital gain distribution of $0.0005.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     For the year ended February 29.


58 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS B                                               (UNAUDITED)         2006         2005         2004 g       2003         2002
                                                   -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  12.37       $  12.47     $  12.67     $  12.42     $  12.17     $  12.00
                                                       ---------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ........................          0.23           0.47         0.48         0.49         0.51         0.53

 Net realized and unrealized gains (losses) .....         (0.05)         (0.10)       (0.19)        0.24         0.25         0.17
                                                       ---------------------------------------------------------------------------
Total from investment operations ................          0.18           0.37         0.29         0.73         0.76         0.70
                                                       ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................         (0.24)         (0.47)       (0.48)       (0.48)       (0.51)       (0.53)

 Net realized gains .............................            -- d           --        (0.01)          --           --           --
                                                       ---------------------------------------------------------------------------
Total distributions .............................         (0.24)         (0.47)       (0.49)       (0.48)       (0.51)       (0.53)
                                                       ---------------------------------------------------------------------------
Redemption fees .................................            -- e           -- e         -- e         --           --           --
                                                       ---------------------------------------------------------------------------
Net asset value, end of period ..................      $  12.31       $  12.37     $  12.47     $  12.67     $  12.42     $  12.17
                                                       ===========================================================================
Total return c ..................................          1.47%          3.07%        2.35%        6.04%        6.37%        5.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $ 88,952       $ 94,569     $103,378     $108,518     $ 82,062     $ 38,158

Ratios to average net assets:

 Expenses .......................................          1.17% f        1.18%        1.18%        1.18%        1.18%        1.18%

 Net investment income ..........................          3.78% f        3.82%        3.92%        3.90%        4.17%        4.35%

Portfolio turnover rate .........................          4.74%          4.94%        9.07%        9.41%       11.74%        8.48%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     The fund made a capital gain distribution of $0.0005.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 59

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    AUGUST 31, 2006                     YEAR ENDED FEBRUARY 28,
CLASS C                                               (UNAUDITED)        2006         2005         2004 g       2003         2002
                                                   ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $  12.42      $  12.51     $  12.72     $  12.47     $  12.21     $  12.05
                                                       --------------------------------------------------------------------------
Income from investment operations a:
 Net investment income b .........................         0.23          0.48         0.49         0.48         0.52         0.53
 Net realized and unrealized gains (losses) ......        (0.05)        (0.10)       (0.21)        0.25         0.25         0.16
                                                       --------------------------------------------------------------------------
Total from investment operations .................         0.18          0.38         0.28         0.73         0.77         0.69
                                                       --------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................        (0.24)        (0.47)       (0.48)       (0.48)       (0.51)       (0.53)
 Net realized gains ..............................           -- d          --        (0.01)          --           --           --
                                                       --------------------------------------------------------------------------
Total distributions ..............................        (0.24)        (0.47)       (0.49)       (0.48)       (0.51)       (0.53)
                                                       --------------------------------------------------------------------------
Redemption fees ..................................           -- e          -- e         -- e         --           --           --
                                                       --------------------------------------------------------------------------
Net asset value, end of period ...................     $  12.36      $  12.42     $  12.51     $  12.72     $  12.47     $  12.21
                                                       ==========================================================================

Total return c ...................................         1.46%         3.06%        2.34%        5.99%        6.45%        5.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $141,998      $147,979     $138,027     $152,833     $129,608     $ 90,403

Ratios to average net assets:

 Expenses ........................................         1.17% f       1.18%        1.18%        1.20%        1.15%        1.18%

 Net investment income ...........................         3.78% f       3.82%        3.92%        3.88%        4.20%        4.35%

Portfolio turnover rate ..........................         4.74%         4.94%        9.07%        9.41%       11.74%        8.48%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     The fund made a capital gain distribution of $0.0005.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     For the year ended February 29.


60 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.0%
MUNICIPAL BONDS 99.0%
ALABAMA 8.3%
Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
  AMBAC Insured, 5.25%, 8/15/21 .................................................................     $ 2,490,000     $    2,647,043
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
  6/01/18 .......................................................................................       5,000,000          5,246,950
Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 .................................................       2,000,000          2,083,680
Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured,
  5.25%, 6/01/32 ................................................................................       5,000,000          5,208,050
Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured,
  5.00%, 12/01/32 ...............................................................................       5,000,000          5,156,250
Birmingham Waterworks and Sewer Board Water and Sewer Revenue, Series A, FSA Insured,
  5.00%, 1/01/40 ................................................................................      10,000,000         10,384,300
Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured,
  5.50%, 6/01/30 ................................................................................       1,670,000          1,772,221
East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
  Series A, MBIA Insured, 5.25%, 9/01/28 ........................................................       7,000,000          7,240,520
Foley Utilities Board Utilities Revenue, FSA Insured, 5.00%, 11/01/29 ...........................      10,720,000         11,232,631
Helena Utilities Board Water and Sewer Revenue, MBIA Insured,
   5.25%, 4/01/27 ...............................................................................       1,805,000          1,932,938
   5.25%, 4/01/33 ...............................................................................       2,695,000          2,879,069
   Pre-Refunded, 5.25%, 4/01/27 .................................................................       1,455,000          1,581,687
   Pre-Refunded, 5.25%, 4/01/33 .................................................................       2,195,000          2,386,119
Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
   10/01/24 .....................................................................................       5,855,000          6,223,748
   10/01/25 .....................................................................................       6,065,000          6,442,000
Jefferson County Sewer Revenue,
   Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/01/29 .............      22,050,000         23,008,734
   wts., Series D, FGIC Insured, Pre-Refunded, 5.75%, 2/01/22 ...................................       5,000,000          5,092,557
   wts., Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ...................................      12,690,000         13,578,046
Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured,
  5.00%, 12/01/35 ...............................................................................       9,100,000          9,487,842
Montgomery Medical Clinic Board Health Care Facilities Revenue,
  Jackson Hospital and Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 .........................       4,000,000          4,084,160
Muscle Shoals GO, wts.,
   MBIA Insured, Pre-Refunded, 5.50%, 8/01/30 ...................................................       1,520,000          1,651,252
   Refunding, MBIA Insured, 5.50%, 8/01/30 ......................................................         480,000            514,526
Orange Beach Sewer Revenue, wts., MBIA Insured, 5.00%, 2/01/30 ..................................       5,000,000          5,236,600
Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured,
  5.00%, 5/15/35 ................................................................................       3,665,000          3,800,715
Pell City GO, wts.,
   Refunding, XLCA Insured, 5.00%, 2/01/24 ......................................................       1,020,000          1,072,285
   XLCA Insured, 5.00%, 2/01/34 .................................................................       5,195,000          5,396,202
Tuscaloosa GO, wts., FSA Insured, 5.00%, 1/01/30 ................................................       8,875,000          9,286,179
University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ...................       3,000,000          3,125,880
University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 ........................       5,975,000          6,278,112
                                                                                                                      --------------
                                                                                                                         164,030,296
                                                                                                                      --------------


                                                          Semiannual Report | 61

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
ALASKA 0.5%
Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, BIG Insured,
  6.25%, 7/01/21 ................................................................................     $     5,000     $        5,005
Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ...............       3,000,000          3,095,430
Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding,
  Series A, MBIA Insured, 6.125%, 4/01/27 .......................................................       5,000,000          5,155,950
Alaska State HFC Revenue, Refunding, Series A, MBIA Insured, 6.00%, 6/01/27 .....................       2,230,000          2,239,455
                                                                                                                      --------------
                                                                                                                          10,495,840
                                                                                                                      --------------
ARIZONA 3.2%
Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM,
  7.70%, 8/01/10 ................................................................................       6,000,000          6,598,440
Cochise County USD No. 68 GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 .............         500,000            568,015
Downtown Phoenix Hotel Corp. Revenue,
   senior series A, FGIC Insured, 5.00%, 7/01/36 ................................................      15,000,000         15,622,800
   Sub Series B, FGIC Insured, 5.00%, 7/01/36 ...................................................       6,450,000          6,717,804
Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A,
  MBIA Insured, ETM, 7.00%, 12/01/16 ............................................................         300,000            367,026
Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded,
   5.75%, 1/01/25 ...............................................................................      18,000,000         19,336,140
   5.625%, 1/01/29 ..............................................................................      12,655,000         13,545,279
                                                                                                                      --------------
                                                                                                                          62,755,504
                                                                                                                      --------------
ARKANSAS 2.0%
Arkansas State Development Finance Authority Water Revenue, Refunding, Series A,
  MBIA Insured, 6.50%, 7/01/10 ..................................................................       1,645,000          1,739,966
Arkansas State University Revenue, Arkansas State University, BEEBE, Series B,
  AMBAC Insured, 5.00%,
   12/01/30 .....................................................................................       3,250,000          3,411,590
   12/01/35 .....................................................................................       3,045,000          3,179,894
Little Rock School District GO,
   Refunding, Series B, FSA Insured, 5.50%, 2/01/33 .............................................       3,970,000          4,166,555
   Series C, FSA Insured, 5.25%, 2/01/33 ........................................................       7,790,000          8,121,698
Paragould Water and Electric Revenue, AMBAC Insured, Pre-Refunded, 5.65%, 12/01/25 ..............       1,000,000          1,080,220
Pulaski Technical College Revenue, Student Tuition and Fee, FGIC Insured, 5.00%, 9/01/34 ........       2,190,000          2,263,124
University of Arkansas University Revenues,
   AMBAC Insured, 5.00%, 11/01/36 ...............................................................       8,205,000          8,604,173
   Pine Bluff Campus, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35 .......................       2,000,000          2,094,780
   Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/32 .........................       4,000,000          4,142,640
                                                                                                                      --------------
                                                                                                                          38,804,640
                                                                                                                      --------------
CALIFORNIA 3.0%
California State GO, Refunding,
   AMBAC Insured, 5.00%, 2/01/32 ................................................................       4,750,000          4,924,800
   AMBAC Insured, 5.00%, 2/01/33 ................................................................       7,000,000          7,268,520
   MBIA Insured, 5.00%, 2/01/31 .................................................................      20,000,000         20,764,200
   MBIA Insured, 5.00%, 10/01/32 ................................................................       1,910,000          1,987,947
Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ....................      15,000,000         17,950,500


62 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
  5.50%, 2/01/14 ................................................................................     $   250,000     $      267,848
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
  MBIA Insured, 5.25%, 1/15/30 ..................................................................       4,000,000          4,095,400
Val Verde USD, COP, School Construction Project, Refunding, Series B, FGIC Insured,
  5.00%, 1/01/35 ................................................................................       2,500,000          2,601,625
                                                                                                                      --------------
                                                                                                                          59,860,840
                                                                                                                      --------------
COLORADO 2.5%
Broomfield COP, Refunding, AMBAC Insured, 6.00%, 12/01/29 .......................................       3,000,000          3,208,410
Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A,
  FSA Insured, 5.125%, 12/01/17 .................................................................       5,000,000          5,148,750
Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
  Series A, FSA Insured, 7.25%, 7/15/17 .........................................................          26,000             26,073
Denver City and County Airport Revenue,
   Refunding, Series E, MBIA Insured, 5.50%, 11/15/25 ...........................................       5,000,000          5,145,600
   Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ................................................       8,000,000          8,812,246
Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA Insured,
  5.00%, 11/01/35 ...............................................................................       8,915,000          9,361,909
E-470 Public Highway Authority Revenue, Refunding, senior series A, MBIA Insured,
  5.00%, 9/01/21 ................................................................................       5,000,000          5,106,650
University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
   5.20%, 11/15/17 ..............................................................................       5,425,000          5,645,960
   5.25%, 11/15/22 ..............................................................................       7,800,000          8,077,368
                                                                                                                      --------------
                                                                                                                          50,532,966
                                                                                                                      --------------
FLORIDA 8.3%
Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/29 ..........................       5,000,000          5,231,900
Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 .....................         210,000            214,565
Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
   12/01/28 .....................................................................................      11,050,000         11,548,355
   12/01/32 .....................................................................................      13,665,000         14,235,650
Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 .................         200,000            217,266
Florida State Board of Education Capital Outlay GO, Public Education,
   Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 ............................................       5,000,000          5,235,450
   Series B, FGIC Insured, 5.00%, 6/01/23 .......................................................       5,395,000          5,677,914
Florida State Board of Education GO, Series C, MBIA Insured, 5.00%, 6/01/27 .....................       4,245,000          4,452,326
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B,
  FGIC Insured, 5.25%, 10/01/28 .................................................................       2,500,000          2,612,975
Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 ..................................       5,000,000          5,183,100
Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 ..............................      11,000,000         11,650,870
Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
  MBIA Insured, 6.05%,
   11/01/15 .....................................................................................       1,000,000          1,013,470
   11/01/20 .....................................................................................       1,000,000          1,013,470
Leon County COP, AMBAC Insured, 5.00%, 7/01/25 ..................................................       8,935,000          9,445,814
Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ............................       1,000,000          1,000,980
Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ..........................      10,000,000         10,392,800


                                                          Semiannual Report | 63

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Orange County Tourist Development Tax Revenue, AMBAC Insured,
   5.25%, 10/01/27 ..............................................................................     $10,000,000     $   10,643,900
   Pre-Refunded, 5.50%, 10/01/31 ................................................................       1,000,000          1,055,610
Orlando and Orange County Expressway Authority Expressway Revenue,
   junior lien, FGIC Insured, 6.50%, 7/01/10 ....................................................         100,000            110,369
   junior lien, FGIC Insured, 6.50%, 7/01/12 ....................................................         225,000            258,206
   Series B, AMBAC Insured, 5.00%, 7/01/35 ......................................................      20,000,000         20,770,800
Osceola County School Board COP, Series A, AMBAC Insured, 5.25%, 6/01/27 ........................      13,000,000         13,893,880
Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%,
  12/01/33 ......................................................................................       2,185,000          2,280,484
Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
  5.00%, 11/15/30 ...............................................................................       4,000,000          4,130,680
Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 .............................       5,000,000          5,153,700
Port St. Lucie Utility Revenue, MBIA Insured, 5.00%, 9/01/34 ....................................       8,420,000          8,803,194
Sumter County School District Revenue, Multi-District Loan Program, FSA Insured,
  7.15%, 11/01/15 ...............................................................................         245,000            307,718
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 .....................       2,000,000          2,223,260
Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .............       2,000,000          2,195,640
Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical University,
  Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 ...........................................       3,500,000          3,690,050
                                                                                                                      --------------
                                                                                                                         164,644,396
                                                                                                                      --------------
GEORGIA 6.8%
Athens Housing Authority Student Housing Lease Revenue, University of Georgia,
  East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ........................................       6,000,000          6,227,220
Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 ..........      13,750,000         14,686,375
Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 ............................................       3,775,000          3,875,113
Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
   5.00%, 11/01/29 ..............................................................................       4,750,000          4,889,175
   Pre-Refunded, 5.00%, 11/01/29 ................................................................       5,250,000          5,465,617
Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%,
 10/01/14 .......................................................................................       1,535,000          1,742,824
Cherokee County Water and Sewage Authority Revenue,
   FGIC Insured, 5.00%, 8/01/27 .................................................................       1,500,000          1,561,455
   MBIA Insured, 6.90%, 8/01/18 .................................................................          15,000             15,020
Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 ...............       3,500,000          3,677,135
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
  5.00%, 2/01/30 ................................................................................      11,360,000         11,924,365
Fulton County Development Authority Revenue, Georgia Institue of Technology Athletic Assn.,
  Refunding, AMBAC Insured, 5.125%, 10/01/32 ....................................................       9,000,000          9,382,140
Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates,
  Columbus Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ............................      15,000,000         15,881,850
Henry County Water and Sewer Authority Revenue, FGIC Insured, Pre-Refunded,
  5.625%, 2/01/30 ...............................................................................       3,500,000          3,757,110
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
  MBIA Insured, 5.00%,
   7/01/27 ......................................................................................      13,470,000         14,069,550
   7/01/28 ......................................................................................      14,175,000         14,789,911
   7/01/32 ......................................................................................       8,575,000          8,913,198


64 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Rockdale County Water and Sewer Authority Revenue, Series A, MBIA Insured,
  Pre-Refunded, 5.375%, 7/01/29 .................................................................     $ 6,350,000     $    6,757,797
South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
  5.00%, 1/01/33 ................................................................................       8,000,000          8,306,560
                                                                                                                      --------------
                                                                                                                         135,922,415
                                                                                                                      --------------
HAWAII 0.6%
Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
   5/01/12 ......................................................................................       1,000,000          1,097,670
   5/01/13 ......................................................................................       1,000,000          1,110,470
Hawaii State Department of Budget and Finance Special Purpose Revenue,
  Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 .......................       2,000,000          2,039,380
Honolulu City and County GO, Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 ..................       6,250,000          6,497,813
Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 ..........................       1,755,000          1,915,600
                                                                                                                      --------------
                                                                                                                          12,660,933
                                                                                                                      --------------
ILLINOIS 0.6%
Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured,
  5.25%, 12/01/30 ...............................................................................       2,000,000          2,072,020
Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09 .........         320,000            338,176
Illinois Health Facilities Authority Revenue,
   Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ..........       5,000,000          5,134,300
   Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ................................................          50,000             57,580
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
  McCormick Place Expansion Project, Refunding, Series A, AMBAC Insured,
  5.25%, 6/15/27 ................................................................................       4,225,000          4,326,822
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .............         300,000            373,290
                                                                                                                      --------------
                                                                                                                          12,302,188
                                                                                                                      --------------
KANSAS 0.1%
Kansas State Development Finance Authority Health Facilities Revenue,
  Stormont Vail Healthcare Inc.,
   Refunding, Series G, MBIA Insured, 5.80%, 11/15/21 ...........................................           5,000              5,019
   Series G, MBIA Insured, Pre-Refunded, 5.80%, 11/15/21 ........................................       1,325,000          1,330,645
                                                                                                                      --------------
                                                                                                                           1,335,664
                                                                                                                      --------------
KENTUCKY 1.8%
Jefferson County Capital Projects Corp. Revenue, Lease, MBIA Insured,
   5.375%, 6/01/22 ..............................................................................       2,000,000          2,062,620
   5.50%, 6/01/28 ...............................................................................         750,000            772,710
Kentucky Economic Development Finance Authority Health System Revenue,
 Norton Healthcare Inc., Refunding, Series C, MBIA Insured,
   6.05%, 10/01/20 ..............................................................................      12,760,000         14,571,537
   6.15%, 10/01/26 ..............................................................................      12,195,000         13,887,422
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
 Series A, MBIA Insured, 5.50%, 5/15/34 .........................................................       5,000,000          5,398,650
                                                                                                                      --------------
                                                                                                                          36,692,939
                                                                                                                      --------------


                                                          Semiannual Report | 65

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
LOUISIANA 0.8%
Louisiana Local Government Environmental Facilities and CDA Revenue,
  Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 ............     $ 5,485,000     $    5,791,721
Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ..............      10,000,000         10,331,300
                                                                                                                      --------------
                                                                                                                          16,123,021
                                                                                                                      --------------
MAINE 0.0% a
Maine State Health and Higher Educational Facilities Authority Revenue, Series C,
  FSA Insured, 6.20%, 7/01/25 ...................................................................         100,000            101,078
                                                                                                                      --------------
MARYLAND 2.4%
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured,
  5.00%, 9/01/32 ................................................................................      10,000,000         10,521,900
Baltimore Project Revenue, Wastewater Projects,
   Refunding, FGIC Insured, 5.125%, 7/01/42 .....................................................      11,000,000         11,473,660
   Series B, MBIA Insured, 5.00%, 7/01/30 .......................................................       8,500,000          8,957,895
   Series B, MBIA Insured, 5.00%, 7/01/35 .......................................................       5,000,000          5,250,600
   Series C, AMBAC Insured, 5.00%, 7/01/36 ......................................................       5,000,000          5,289,950
Baltimore Revenue, Water Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ...........       5,880,000          6,335,759
Maryland State Health and Higher Educational Facilities Authority Revenue,
  University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 .................         200,000            257,998
                                                                                                                      --------------
                                                                                                                          48,087,762
                                                                                                                      --------------
MASSACHUSETTS 4.0%
Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 ..........       1,125,000          1,158,458
Massachusetts State Development Finance Agency Revenue, Boston University, Series T-1,
  AMBAC Insured, 5.00%, 10/01/35 ................................................................      10,000,000         10,513,200
Massachusetts State GO, Consolidated Loan, Series D, MBIA Insured,
   ETM, 5.00%, 8/01/27 ..........................................................................       3,535,000          3,772,693
   Pre-Refunded, 5.00%, 8/01/27 .................................................................         855,000            912,490
Massachusetts State Health and Educational Facilities Authority Revenue,
   Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 ......................................       4,250,000          4,407,293
   Caregroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ........................         750,000            824,370
   Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ..........................       4,415,000          4,563,918
   Central New England Health, Series B, AMBAC Insured, Pre-Refunded, 5.20%, 8/01/28 ............         585,000            612,121
   Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ................................       3,000,000          3,099,690
   Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ..........................       9,700,000          9,913,982
   Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ....................................       8,000,000          8,258,560
Massachusetts State Industrial Finance Agency Revenue, Suffolk University,
  AMBAC Insured, Pre-Refunded, 5.25%, 7/01/17 ...................................................       3,000,000          3,099,450
Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
  MBIA Insured, 5.625%,
   7/01/20 ......................................................................................       1,590,000          1,634,520
   7/01/21 ......................................................................................       1,560,000          1,602,962
   7/01/23 ......................................................................................       2,155,000          2,207,474
   7/01/24 ......................................................................................       2,910,000          2,977,774
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
  Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ............................................       2,100,000          2,139,585
Massachusetts State Water Resources Authority Revenue, Refunding, Series J, FSA Insured,
  5.00%, 8/01/32 ................................................................................      18,000,000         18,612,000
                                                                                                                      --------------
                                                                                                                          80,310,540
                                                                                                                      --------------


66 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN 12.0%
  Allen Park Public School District GO, School Building and Site, MBIA Insured,
    5.00%, 5/01/33 ..............................................................................     $ 8,430,000     $    8,772,764
  Bendle Public School District GO, School Building and Site, Refunding, FGIC Insured,
    5.00%, 5/01/35 ..............................................................................       3,875,000          4,068,479
  Birmingham City School District GO, School Building and Site, FSA Insured,
    5.00%, 11/01/33 .............................................................................       8,135,000          8,528,409
  Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 .................       8,650,000          9,046,948
  Chippewa Valley Schools GO,
     AMBAC Insured, Pre-Refunded, 5.00%, 5/01/27 ................................................       1,000,000          1,023,030
     School Building and Site, FSA Insured, 5.00%, 5/01/34 ......................................       5,000,000          5,228,300
  Detroit City School District GO, Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .........       6,500,000          6,961,370
  Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 ......................      12,390,000         12,924,257
  Detroit Sewage Disposal Revenue, senior lien, Refunding, Series A,
     FGIC Insured, 5.125%, 7/01/31 ..............................................................       6,000,000          6,247,500
     FSA Insured, 5.00%, 7/01/32 ................................................................      10,000,000         10,361,500
  Detroit Water Supply System Revenue, senior lien, Series A,
     FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .................................................      20,000,000         21,405,578
     MBIA Insured, 5.00%, 7/01/34 ...............................................................      10,150,000         10,559,451
  Ecorse Public School District GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/27 ..................       7,250,000          7,537,100
  Grand Rapids Sanitation Sewer System Revenue, FGIC Insured, 5.00%, 1/01/34 ....................      18,285,000         19,076,923
  Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital,
    Series A, AMBAC Insured, 5.25%, 6/01/17 .....................................................         500,000            513,875
  Jonesville Community Schools GO, Refunding, MBIA Insured, 5.00%, 5/01/29 ......................       3,050,000          3,220,800
  Lanse Creuse Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/35 .........      10,000,000         10,493,400
  Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured,
    5.00%, 10/01/23 .............................................................................       5,095,000          5,288,661
b Michigan State Building Authority Revenue, Refunding, Series IA, FGIC Insured,
    5.00%, 10/15/36 .............................................................................      10,000,000         10,526,600
  Michigan State Hospital Finance Authority Revenue,
     Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ............       2,000,000          2,072,700
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 .................      10,000,000         10,174,900
     Refunding, MBIA Insured, 5.00%, 11/15/36 ...................................................      13,000,000         13,547,950
     St. John's Hospital, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ..........................       2,500,000          2,620,400
  Michigan State Strategic Fund Limited Obligation Revenue, Collateral, The Detroit Edison
    Co., Fund, Pollution, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 ...................         250,000            325,357
  Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue,
    Detroit Education Exempt Facilities, Refunding, Series D, XLCA Insured,
    5.25%, 12/15/32 .............................................................................      10,000,000         10,483,300
  Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded,
    5.25%, 11/01/30 .............................................................................      20,000,000         21,470,400
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
    MBIA Insured, 5.25%, 11/15/31 ...............................................................       4,000,000          4,174,880
  Saginaw Valley State University Revenue, Refunding, AMBAC Insured, 5.30%, 7/01/28 .............       3,400,000          3,545,384
  Yale Public Schools District GO, FSA Insured, Pre-Refunded, 5.375%, 5/01/27 ...................       3,845,000          3,890,179
  Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 ............................       3,180,000          3,210,115
                                                                                                                      --------------
                                                                                                                         237,300,510
                                                                                                                      --------------


                                                          Semiannual Report | 67

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA 4.7%
Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 .............     $ 2,000,000     $    2,036,660
Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/26 ..................................       2,475,000          2,613,897
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
   Refunding, Sub Series A, AMBAC Insured, 5.00%, 1/01/35 .......................................      18,700,000         19,526,540
   Series C, FGIC Insured, 5.25%, 1/01/26 .......................................................       8,000,000          8,408,800
   Series C, FGIC Insured, 5.25%, 1/01/32 .......................................................       4,500,000          4,715,370
Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
  4.625%, 2/01/17 ...............................................................................       1,635,000          1,687,157
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
   Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...........................................         180,000            187,720
   Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 ........................................      12,100,000         12,642,201
Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured,
  6.00%, 2/01/22 ................................................................................         185,000            185,487
Robbinsdale ISD No. 281 GO, MBIA Insured, 5.00%, 2/01/22 ........................................       7,340,000          7,567,393
Sauk Rapids ISD No. 47 GO, Series A, MBIA Insured, 5.75%, 2/01/26 ...............................      11,850,000         12,813,168
South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%,
   2/01/22 ......................................................................................      10,970,000         11,481,641
   2/01/23 ......................................................................................       6,000,000          6,276,840
Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ...........................................       2,915,000          3,072,118
                                                                                                                      --------------
                                                                                                                          93,214,992
                                                                                                                      --------------
MISSISSIPPI 0.6%
Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
  Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 .............................................         200,000            252,838
Mississippi Development Bank Special Obligation Revenue, Municipal Energy Agency,
  Series A, XLCA Insured, 5.00%, 3/01/36 ........................................................      10,915,000         11,366,772
                                                                                                                      --------------
                                                                                                                          11,619,610
                                                                                                                      --------------
MISSOURI 0.1%
St. Louis School District GO, FGIC Insured, Pre-Refunded, 6.00%, 4/01/12 ........................       1,330,000          1,332,687
                                                                                                                      --------------
MONTANA 0.4%
Montana State Board of Workers Compensation Investment Program Revenue,
  MBIA Insured, ETM, 6.875%, 6/01/20 ............................................................       8,500,000          8,968,180
                                                                                                                      --------------
NEBRASKA 0.2%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
  MBIA Insured, ETM, 6.70%, 6/01/22 .............................................................       2,500,000          3,054,500
                                                                                                                      --------------
NEVADA 0.8%
Carson City Hospital Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.40%, 3/01/17 .............       1,000,000          1,018,760
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ........................................         250,000            302,880
Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 .........................       4,000,000          4,447,480
Director of the State Department of Business and Industry Revenue,
  Las Vegas Monorail Project, first tier, AMBAC Insured, 5.625%, 1/01/34 ........................       5,000,000          5,365,150
Truckee Meadows Water Authority Revenue, Series A, FSA Insured, 5.125%, 7/01/30 .................       5,000,000          5,210,650
                                                                                                                      --------------
                                                                                                                          16,344,920
                                                                                                                      --------------


68 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY 1.9%
Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
  AMBAC Insured, 6.00%, 12/01/20 ................................................................     $ 2,525,000     $    2,563,582
Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ..............................................       3,575,000          3,731,621
New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, MBIA Insured,
  5.00%, 9/01/34 ................................................................................       1,500,000          1,558,905
New Jersey EDA Revenue,
   Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ......................       3,450,000          3,618,084
   Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ......................      21,250,000         22,270,850
   Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ............................       4,000,000          4,160,960
New Jersey State Turnpike Authority Turnpike Revenue,
   2005, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 .....................................          50,000             58,285
   2005, Series C, AMBAC Insured, ETM, 6.50%, 1/01/16 ...........................................          20,000             23,401
   Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 ........................................         230,000            269,111
                                                                                                                      --------------
                                                                                                                          38,254,799
                                                                                                                      --------------
NEW YORK 5.5%
Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ...................         900,000            993,303
Dutchess County IDA Civic Facility Revenue, Bard College Project, AMBAC Insured,
  5.375%, 6/01/27 ...............................................................................       3,945,000          4,069,978
MTA Revenue, Series B, MBIA Insured, 5.00%, 11/15/28 ............................................      20,000,000         20,945,200
MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ............................       7,000,000          7,275,030
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
  FSA Insured, Pre-Refunded, 5.75%, 8/01/29 .....................................................       5,000,000          5,388,100
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series B,
   AMBAC Insured, Pre-Refunded, 5.25%, 6/15/29 ..................................................       5,000,000          5,114,700
   FGIC Insured, Pre-Refunded, 5.25%, 6/15/29 ...................................................      10,405,000         10,643,691
New York City Transitional Finance Authority Revenue, Future Tax Secured,
   Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 ............................................       2,230,000          2,333,137
   Series A, FGIC Insured, 5.125%, 8/01/33 ......................................................      14,590,000         15,426,736
New York State Dormitory Authority Revenues,
   Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%, 8/15/31 ........       6,310,000          6,628,592
   Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
    5.25%, 8/15/31 ..............................................................................       5,935,000          6,369,027
   Pace University, MBIA Insured, Pre-Refunded, 5.70%, 7/01/22 ..................................       7,500,000          7,777,500
   Pace University, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ..................................       2,500,000          2,593,500
   Supported Debt, Mental Health Services Facilities Improvement, Series B, MBIA Insured,
    Pre-Refunded, 5.25%, 8/15/31 ................................................................       2,755,000          2,962,920
   Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 .......................................       4,000,000          4,152,000
Triborough Bridge and Tunnel Authority Revenues, Refunding, MBIA Insured,
  5.00%, 11/15/32 ...............................................................................       5,000,000          5,224,100
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
  Series A, FSA Insured, Pre-Refunded, 5.125%, 10/01/26 .........................................       1,495,000          1,528,936
                                                                                                                      --------------
                                                                                                                         109,426,450
                                                                                                                      --------------


                                                          Semiannual Report | 69

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA 0.7%
North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project,
  AMBAC Insured, 5.00%, 6/01/17 .................................................................     $ 5,000,000     $    5,153,250
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured,
  ETM, 6.50%, 1/01/10 ...........................................................................          20,000             21,805
Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
   11/01/25 .....................................................................................       5,000,000          5,211,900
   11/01/31 .....................................................................................       4,000,000          4,157,280
                                                                                                                      --------------
                                                                                                                          14,544,235
                                                                                                                      --------------
NORTH DAKOTA 0.3%
Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
  MBIA Insured, 5.625%, 8/15/27 .................................................................       5,390,000          5,585,603
                                                                                                                      --------------
OHIO 6.2%
Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured,
  5.00%, 12/01/33 ...............................................................................       5,000,000          5,215,350
Cleveland Airport System Revenue, Series A, FSA Insured,
   5.125%, 1/01/27 ..............................................................................       4,000,000          4,076,360
   5.00%, 1/01/31 ...............................................................................      15,405,000         15,910,900
Cleveland Waterworks Revenue,
   2005, Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 .......................       1,460,000          1,492,923
   2005, Refunding and Improvement, Series I, FSA Insured, Pre-Refunded,
    5.00%, 1/01/23 ..............................................................................         120,000            123,364
    Series I, FSA Insured, Pre-Refunded, 5.00%, 1/01/23 .........................................       1,170,000          1,202,795
Columbus City School District GO, School Facilities Construction and Improvement,
  FGIC Insured, 5.00%,
    12/01/28 ....................................................................................       8,000,000          8,362,080
    12/01/31 ....................................................................................      10,295,000         10,730,273
Elyria GO, FGIC Insured, Pre-Refunded, 5.40%, 12/01/17 ..........................................       2,400,000          2,453,688
Fairview Park City School District GO, School Improvement, MBIA Insured, 5.00%,
   12/01/29 .....................................................................................       1,460,000          1,541,307
   12/01/33 .....................................................................................       2,000,000          2,100,940
Hamilton County Sales Tax Revenue, Hamilton County Football, Project B, MBIA Insured,
  5.00%, 12/01/27 ...............................................................................       3,250,000          3,329,008
Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded,
  5.15%, 10/15/17 ...............................................................................       3,015,000          3,140,032
Jefferson Area Local School District GO, School Facilities Construction and Improvement,
  FGIC Insured, 5.00%, 12/01/31 .................................................................       4,085,000          4,300,279
Licking Heights Local School District GO, School Facilities Construction and Improvement,
  Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ........................................       3,465,000          3,739,601
Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding,
  AMBAC Insured, 5.375%, 11/15/29 ...............................................................       5,000,000          5,221,800
Maumee City School District GO, School Facilities Construction and Improvement,
  FSA Insured, 5.00%, 12/01/27 ..................................................................       3,250,000          3,414,743
Medina City School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 .....................       7,500,000          7,881,450
Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ......................................       3,230,000          3,396,700
Olentangy Local School District GO, School Facilities Construction and Improvement,
  Series A, FGIC Insured, 5.25%, 12/01/32 .......................................................      11,450,000         12,251,958


70 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Reynoldsburg City School District GO, School Facilities Construction and Improvement,
  FSA Insured, 5.00%, 12/01/31 ..................................................................     $ 4,000,000     $    4,192,200
Springfield City School District GO, FGIC Insured, 5.20%, 12/01/23 ..............................       3,860,000          4,141,278
Streetsboro City School District GO, School Improvement, MBIA Insured,
  5.125%, 12/01/21 ..............................................................................       3,700,000          3,900,022
Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured,
  5.00%, 12/01/32 ...............................................................................       4,000,000          4,182,400
University of Cincinnati COP, University Center Project, MBIA Insured, Pre-Refunded,
  5.125%, 6/01/24 ...............................................................................       2,950,000          2,983,719
West Holmes Local School District GO, MBIA Insured, Pre-Refunded, 5.375%, 12/01/17 ..............       3,100,000          3,171,238
                                                                                                                      --------------
                                                                                                                         122,456,408
                                                                                                                      --------------
OKLAHOMA 0.1%
McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ...............................         300,000            353,013
Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
  MBIA Insured, 6.20%, 3/01/20 ..................................................................       1,625,000          1,714,472
                                                                                                                      --------------
                                                                                                                           2,067,485
                                                                                                                      --------------
OREGON 1.1%
Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 .........................       5,000,000          5,077,850
Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured,
  5.50%, 11/15/12 ...............................................................................         700,000            709,331
Oregon Health and Science University Revenue,
   Refunding, Series B, MBIA Insured, 5.25%, 7/01/15 ............................................         460,000            469,619
   Series A, MBIA Insured, 5.00%, 7/01/32 .......................................................       8,000,000          8,342,480
Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
  Pre-Refunded, 5.80%, 5/01/24 ..................................................................       5,000,000          5,119,550
Washington County Unified Sewer Agency Revenue, senior lien, FGIC Insured,
  Pre-Refunded, 5.50%, 10/01/16 .................................................................       1,845,000          1,865,848
                                                                                                                      --------------
                                                                                                                          21,584,678
                                                                                                                      --------------
PENNSYLVANIA 1.6%
Allegheny County Hospital Development Authority Revenue, Health System, Refunding,
  Series A, MBIA Insured, 6.50%, 11/15/30 .......................................................      10,000,000         11,207,200
Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 .........................       2,000,000          2,003,200
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM,
  6.00%, 9/01/19 ................................................................................         500,000            594,715
Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, FSA Insured,
  5.00%, 8/01/32 ................................................................................       4,000,000          4,158,280
Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.25%, 11/01/24 ..............       2,000,000          2,129,440
Pittsburgh and Allegheny County Public Auditorium Revenue,
  Regional Asset District Sales Tax, AMBAC Insured, 5.25%, 2/01/31 ..............................       6,000,000          6,266,940
Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 .................          90,000            101,494
State Public School Building Authority School Revenue, Philadelphia School District Project,
  FSA Insured, 5.00%, 6/01/33 ...................................................................       5,000,000          5,187,700
                                                                                                                      --------------
                                                                                                                          31,648,969
                                                                                                                      --------------


                                                          Semiannual Report | 71

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
RHODE ISLAND 1.0%
Providence GO, Series A, FSA Insured, Pre-Refunded, 5.70%, 7/15/19 ..............................     $ 3,000,000     $    3,083,520
Rhode Island Clean Water Finance Agency Revenue, Cranston Wastewater Treatment System,
  MBIA Insured, 5.80%, 9/01/22 ..................................................................       7,785,000          8,070,398
Rhode Island State EDC Special Facility Revenue, first lien,
  Rhode Island Airport Corp. Project, CIFG Insured, 5.00%, 7/01/31 ..............................       5,730,000          5,996,732
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
  Lifespan Obligation Group,
   MBIA Insured, Pre-Refunded, 5.75%, 5/15/23 ...................................................       1,650,000          1,706,925
   Refunding, MBIA Insured, 5.75%, 5/15/23 ......................................................         100,000            103,282
                                                                                                                      --------------
                                                                                                                          18,960,857
                                                                                                                      --------------
SOUTH CAROLINA 0.5%
Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured,
  6.25%, 1/01/21 ................................................................................         200,000            245,720
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
  Series A, FSA Insured, ETM, 7.125%, 7/01/17 ...................................................       2,760,000          3,195,804
South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co. Project,
  Series A, AMBAC Insured, 5.20%, 11/01/27 ......................................................       5,000,000          5,304,500
Spartanburg Sanitation Sewer District Sewer System Revenue, MBIA Insured,
  Pre-Refunded, 5.50%, 6/01/27 ..................................................................         500,000            511,940
                                                                                                                      --------------
                                                                                                                           9,257,964
                                                                                                                      --------------
SOUTH DAKOTA 0.7%
Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18 ........................................       5,000,000          5,208,850
Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 .......................................       4,800,000          4,803,840
South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ..............................       2,720,000          3,124,736
                                                                                                                      --------------
                                                                                                                          13,137,426
                                                                                                                      --------------
TENNESSEE 0.6%
Johnson City Health and Educational Facilities Board Hospital Revenue,
  Medical Center Hospital, Refunding and Improvement, MBIA Insured, ETM,
   5.25%, 7/01/28 ...............................................................................       8,500,000          8,802,515
   Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ...................................       2,780,000          2,880,719
                                                                                                                      --------------
                                                                                                                          11,683,234
                                                                                                                      --------------
TEXAS 9.5%
Austin Hotel Occupancy Tax Revenue, sub. lien, AMBAC Insured, Pre-Refunded,
   5.625%, 11/15/21 .............................................................................       2,355,000          2,499,621
   5.80%, 11/15/29 ..............................................................................      13,750,000         14,666,437
Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
   5.125%, 5/15/27 ..............................................................................      11,125,000         11,587,244
   5.25%, 5/15/31 ...............................................................................       5,000,000          5,216,801
Bell County Health Facilities Development Corp. Revenue, Hospital,
  Cook Children's Medical Center, Refunding, FSA Insured, 5.30%, 12/01/23 .......................       5,000,000          5,227,800
Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured,
  ETM, 6.30%, 1/01/17 ...........................................................................      12,230,000         13,598,170
Dallas-Fort Worth International Airport Revenue,
   Joint Series A, FGIC Insured, 6.00%, 11/01/21 ................................................       2,210,000          2,346,291
   Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 ....................      12,000,000         12,818,520


72 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Harris County Health Facilities Development Corp. Revenue, Christus Health,
  Series A, MBIA Insured, Pre-Refunded, 5.375%, 7/01/29 .........................................     $22,000,000     $   23,254,000
Harris County Hospital District Mortgage Revenue, AMBAC Insured,
   7.40%, 2/15/10 ...............................................................................         910,000            970,506
   ETM, 7.40%, 2/15/10 ..........................................................................         315,000            332,262
Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured,
  5.25%, 11/15/30 ...............................................................................      21,325,000         22,317,892
Houston Airport System Revenue, sub. lien, Refunding, Series B, FSA Insured,
  5.50%, 7/01/30 ................................................................................       4,700,000          4,981,295
Houston Water and Sewer System Revenue, junior lien,
   Series B, FGIC Insured, Pre-Refunded, 5.75%, 12/01/30 ........................................      10,000,000         10,820,800
   Series C, FGIC Insured, Pre-Refunded, 5.375%, 12/01/27 .......................................       6,800,000          7,011,004
Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured,
  5.00%, 8/01/29 ................................................................................       1,000,000          1,030,160
Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
  Refunding,
   Series A, MBIA Insured, 5.25%, 11/01/29 ......................................................       3,185,000          3,249,687
   Series B, MBIA Insured, 5.15%, 11/01/29 ......................................................       2,750,000          2,800,242
North Harris County Regional Water Authority Revenue, senior lien, FGIC Insured,
  5.00%, 12/15/33 ...............................................................................      10,000,000         10,338,000
Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 ...........................       2,605,000          2,688,021
Pflugerville GO, FGIC Insured,
   5.25%, 8/01/27 ...............................................................................       3,320,000          3,525,375
   5.20%, 8/01/32 ...............................................................................       3,000,000          3,139,320
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding,
  AMBAC Insured, 5.45%, 2/15/25 .................................................................       1,450,000          1,488,759
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured,
  Pre-Refunded, 5.125%, 8/15/20 .................................................................       2,870,000          2,911,959
Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding, Series A,
  MBIA Insured, 6.40%, 1/01/22 ..................................................................         870,000            880,832
Tarrant County Health Facilities Development Corp. Health Systems Revenue,
  Harris Methodist Health System, MBIA Insured, ETM, 6.00%, 9/01/24 .............................       3,250,000          3,825,477
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
   Series B, FSA Insured, 5.50%, 11/01/17 .......................................................       1,000,000          1,031,880
   Series C, FSA Insured, 5.60%, 11/01/27 .......................................................       1,430,000          1,486,571
   Series D, FSA Insured, 5.375%, 11/01/27 ......................................................       8,700,000          9,106,638
United ISD, GO, 5.125%, 8/15/26 .................................................................       3,000,000          3,138,090
                                                                                                                      --------------
                                                                                                                         188,289,654
                                                                                                                      --------------
UTAH 0.7%
Intermountain Power Agency Power Supply Revenue, Series B,
   MBIA Insured, Pre-Refunded, 5.75%, 7/01/19 ...................................................         950,000            985,293
   Refunding, MBIA Insured, 5.75%, 7/01/19 ......................................................       2,300,000          2,383,743
Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ...................          35,000             45,285
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, ETM, 5.25%,
   8/15/21 ......................................................................................       5,000,000          5,123,950
   8/15/26 ......................................................................................       5,000,000          5,101,050
                                                                                                                      --------------
                                                                                                                          13,639,321
                                                                                                                      --------------


                                                          Semiannual Report | 73

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
VIRGINIA 0.8%
Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement,
  Series B, FSA Insured, 5.00%, 4/01/35 .........................................................     $ 6,000,000     $    6,280,560
Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 ........       3,510,000          3,707,262
Spotsylvania County Water and Sewer System Revenue, MBIA Insured, Pre-Refunded,
  5.40%, 6/01/27 ................................................................................       3,850,000          3,976,665
Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University Project,
  MBIA Insured,
   5.00%, 10/01/18 ..............................................................................       1,000,000          1,039,700
   5.25%, 10/01/28 ..............................................................................       1,420,000          1,482,196
                                                                                                                      --------------
                                                                                                                          16,486,383
                                                                                                                      --------------
WASHINGTON 2.3%
King County Sewer Revenue, Refunding, Series A, FGIC Insured, 5.00%, 1/01/35 ....................       6,420,000          6,640,591
Pierce County GO, School District No. 003 Puyallup, FGIC Insured, Pre-Refunded,
  5.70%, 12/01/15 ...............................................................................       1,000,000          1,025,960
Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ..............................................       2,000,000          2,006,040
Seattle Water System Revenue, FGIC Insured, Pre-Refunded, 5.625%, 8/01/26 .......................       2,000,000          2,075,580
Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
  6.65%, 1/01/16 ................................................................................       4,250,000          4,970,715
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .............................................       3,400,000          3,472,760
Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 .....................       6,000,000          6,350,580
Washington State Health Care Facilities Authority Revenue,
   Providence Services, MBIA Insured, 5.50%, 12/01/26 ...........................................       5,000,000          5,236,600
   Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ...........................      13,000,000         13,554,320
                                                                                                                      --------------
                                                                                                                          45,333,146
                                                                                                                      --------------
WEST VIRGINIA 1.6%
Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
  AMBAC Insured, 6.75%, 8/01/24 .................................................................      11,560,000         11,574,565
Shepherd University Board of Governors Revenue, Residence Facilities Projects, MBIA Insured,
  5.00%, 6/01/35 ................................................................................       9,445,000          9,879,659
West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 .................................       5,000,000          5,217,000
West Virginia State Water Development Authority Water Development Revenue,
  Loan Program II, Refunding, Series C-II, FGIC Insured, 5.00%, 11/01/36 ........................       5,000,000          5,239,100
                                                                                                                      --------------
                                                                                                                          31,910,324
                                                                                                                      --------------
WISCONSIN 0.2%
Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding,
  Series E, FGIC Insured, 6.90%, 8/01/21 ........................................................       3,000,000          3,882,570
                                                                                                                      --------------
U.S. TERRITORIES 0.0% a
DISTRICT OF COLUMBIA 0.0% a
District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ......................         180,000            182,054
                                                                                                                      --------------
TOTAL LONG TERM INVESTMENTS (COST $1,869,296,689) ...............................................                      1,964,827,981
                                                                                                                      --------------


74 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 0.4%
  MUNICIPAL BONDS 0.4%
  MASSACHUSETTS 0.0% a
c Massachusetts State Health and Educational Facilities Authority Revenue,
    Capital Assets Program, Series D, MBIA Insured, Daily VRDN and Put, 3.56%, 1/01/35 ..........     $   300,000     $      300,000
                                                                                                                      --------------
  MISSOURI 0.0% a
c Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put,
    3.40%, 6/01/19 ..............................................................................         500,000            500,000
                                                                                                                      --------------
  NEW MEXICO 0.0% a
c Farmington PCR, Arizona Public Service Co., Refunding, Series B, Daily VRDN and Put,
    3.41%, 9/01/24 ..............................................................................         200,000            200,000
                                                                                                                      --------------
  NEW YORK 0.1%
c Jay Street Development Corp. Courts Facility Lease Revenue, Jay Street Project, Series A,
    Daily VRDN and Put, 3.35%, 5/01/22 ..........................................................         600,000            600,000
c Long Island Power Authority Electric System Revenue, Sub Series 2, Daily VRDN and Put,
    3.35%, 5/01/33 ..............................................................................         900,000            900,000
                                                                                                                      --------------
                                                                                                                           1,500,000
                                                                                                                      --------------
  TENNESSEE 0.0% a
c Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund,
    Daily VRDN and Put, 3.58%, 7/01/34 ..........................................................         700,000            700,000
                                                                                                                      --------------
  NEVADA 0.2%
c Las Vegas Valley Water District GO, Water Improvement Series C, Daily VRDN and Put,
    3.41%, 6/01/36 ..............................................................................       2,800,000          2,800,000
                                                                                                                      --------------
  VIRGINIA 0.1%
c Roanoke IDA Hospital Revenue, Carilion Health System, Refunding, Series C-2, FSA Insured,
    Daily VRDN and Put, 3.55%, 7/01/27 ..........................................................       1,000,000          1,000,000
                                                                                                                      --------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,000,000) ................................................                          7,000,000
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $1,876,296,689) 99.4% .................................................                      1,971,827,981
  OTHER ASSETS, LESS LIABILITIES 0.6% ...........................................................                         11,864,292
                                                                                                                      --------------
  NET ASSETS 100.0% .............................................................................                     $1,983,692,273
                                                                                                                      ==============

See Selected Portfolio Abbreviations on page 116.

a     Rounds to less than 0.1% of net assets.

b See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                    ------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     AUGUST 31, 2006                     YEAR ENDED FEBRUARY 28,
CLASS A                                                (UNAUDITED)        2006         2005         2004 f       2003         2002
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............      $  11.92      $  11.98     $  12.11     $  11.91     $  11.64     $  11.54
                                                        --------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................          0.25          0.50         0.52         0.52         0.54         0.55

 Net realized and unrealized gains (losses) ......         (0.03)        (0.06)       (0.13)        0.20         0.27         0.11
                                                        --------------------------------------------------------------------------
Total from investment operations .................          0.22          0.44         0.39         0.72         0.81         0.66
                                                        --------------------------------------------------------------------------
Less distributions from net investment income ....         (0.25)        (0.50)       (0.52)       (0.52)       (0.54)       (0.56)
                                                        --------------------------------------------------------------------------
Redemption fees ..................................            -- d          -- d         -- d         --           --           --
                                                        --------------------------------------------------------------------------
Net asset value, end of period ...................      $  11.89      $  11.92     $  11.98     $  12.11     $  11.91     $  11.64
                                                        ==========================================================================

Total return c ...................................          1.89%         3.71%        3.35%        6.16%        7.19%        5.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................      $453,946      $450,425     $442,842     $432,467     $426,319     $382,300

Ratios to average net assets:

 Expenses ........................................          0.66% e       0.67%        0.67%        0.67%        0.67%        0.69%

 Net investment income ...........................          4.16% e       4.21%        4.35%        4.36%        4.59%        4.79%

Portfolio turnover rate ..........................         10.07%        17.65%        9.54%       10.99%       16.23%        6.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


76 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2006                    YEAR ENDED FEBRUARY 28,
CLASS C                                                 (UNAUDITED)        2006        2005        2004 f      2003        2002
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............       $ 12.00       $ 12.06     $ 12.19     $ 11.98     $ 11.70     $ 11.61
                                                          ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................          0.22          0.44        0.45        0.46        0.48        0.49

 Net realized and unrealized gains (losses) .......         (0.02)        (0.07)      (0.13)       0.20        0.28        0.09
                                                          ---------------------------------------------------------------------
Total from investment operations ..................          0.20          0.37        0.32        0.66        0.76        0.58
                                                          ---------------------------------------------------------------------
Less distributions from net investment income .....         (0.22)        (0.43)      (0.45)      (0.45)      (0.48)      (0.49)
                                                          ---------------------------------------------------------------------
Redemption fees ...................................            -- d          -- d        -- d        --          --          --
                                                          ---------------------------------------------------------------------
Net asset value, end of period ....................       $ 11.98       $ 12.00     $ 12.06     $ 12.19     $ 11.98     $ 11.70
                                                          =====================================================================

Total return c ....................................          1.67%         3.13%       2.75%       5.62%       6.66%       5.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................       $59,026       $57,063     $50,272     $48,268     $43,002     $32,354

Ratios to average net assets:

 Expenses .........................................          1.21% e       1.22%       1.22%       1.23%       1.21%       1.24%

 Net investment income ............................          3.61% e       3.66%       3.80%       3.80%       4.05%       4.24%

Portfolio turnover rate ...........................         10.07%        17.65%       9.54%      10.99%      16.23%       6.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 77

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.6%
MUNICIPAL BONDS 97.6%
MASSACHUSETTS 97.6%
Auburn GO, AMBAC Insured, 5.125%, 6/01/24 .........................................................     $ 1,465,000     $  1,576,677
Boston Convention Center Act of 1997 Revenue, Special Obligation, Series A,
  AMBAC Insured, 5.00%, 5/01/27 ...................................................................       3,970,000        4,162,743
Boston GO, Series A, MBIA Insured, 5.00%,
   2/01/21 ........................................................................................       3,000,000        3,144,360
   2/01/22 ........................................................................................       2,940,000        3,078,562
Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 ............................       1,750,000        1,811,215
Dudley Charlton Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ...............       3,140,000        3,536,582
Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 .............................       4,000,000        4,279,240
Greater Lawrence Sanitary District GO, MBIA Insured, Pre-Refunded, 5.625%, 6/15/20 ................       1,000,000        1,079,930
Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 ..............       9,805,000       10,318,684
Kingston GO, FGIC Insured, Pre-Refunded, 5.50%, 11/15/19 ..........................................       2,055,000        2,182,924
Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 ........................................................       1,000,000        1,044,480
Lowell GO,
   FGIC Insured, Pre-Refunded, 5.85%, 2/15/20 .....................................................       1,595,000        1,724,801
   State Qualified, AMBAC Insured, 5.00%, 2/01/21 .................................................       1,330,000        1,408,058
   State Qualified, AMBAC Insured, 5.00%, 2/01/22 .................................................       1,405,000        1,486,054
Ludlow GO, School Project, Limited Tax, MBIA Insured,
   7.30%, 11/01/07 ................................................................................         210,000          218,732
   7.30%, 11/01/08 ................................................................................         210,000          226,034
   7.40%, 11/01/09 ................................................................................         210,000          234,035
Mansfield GO, Municipal Purpose Loan, FGIC Insured, Pre-Refunded, 5.125%, 8/15/17 .................       1,685,000        1,725,946
Martha's Vineyard Land Bank Revenue, AMBAC Insured,
   4.875%, 5/01/22 ................................................................................       2,000,000        2,095,280
   5.00%, 5/01/32 .................................................................................       2,000,000        2,082,500
   5.00%, 5/01/34 .................................................................................       7,000,000        7,302,330
Massachusetts Bay Transportation Authority Revenue, General Transportation System,
   Series C, FGIC Insured, 5.25%, 3/01/15 .........................................................       2,000,000        2,210,200
   Series D, MBIA Insured, 5.00%, 3/01/27 .........................................................       5,000,000        5,084,200
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
  FGIC Insured, 5.00%, 7/01/27 ....................................................................       5,000,000        5,331,850
Massachusetts Health and Educational Facilities Authority Revenue,
  Lahey Clinic Medical Center, Series B, FGIC Insured, 5.00%, 8/15/30 .............................       5,000,000        5,219,650
Massachusetts State College Building Authority Project Revenue,
   Capital Assurance, Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 ...........................       2,000,000        2,063,800
   Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 ..............................................       5,000,000        5,967,550
   Series 1, MBIA Insured, ETM, 5.375%, 5/01/23 ...................................................       5,000,000        5,231,600
   Series A, AMBAC Insured, 5.00%, 5/01/36 ........................................................       7,000,000        7,349,510
Massachusetts State Development Finance Agency Revenue,
   Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/35 ..................................       3,600,000        3,784,752
   Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/39 ..................................      25,305,000       26,545,451
   Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 ...................................       2,000,000        2,059,220
   Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
    5.125%, 2/01/34 ...............................................................................      22,400,000       23,501,632


78 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts State Development Finance Agency Revenue, (continued)
   MBIA Insured, 5.20%, 7/01/32 ...................................................................     $ 2,250,000     $  2,391,210
   Series A, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/42 .........................................       4,000,000        4,359,600
   Series A, GNMA Secured, 6.90%, 10/20/41 ........................................................       2,090,000        2,377,312
   Western New England, Series A, Assured Guaranty, 5.00%, 9/01/33 ................................       9,000,000        9,404,010
   Western New England College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/20 .......................       1,500,000        1,614,240
Massachusetts State GO,
   Consolidated Loan, Series A, FSA Insured, 5.00%, 3/01/24 .......................................       5,000,000        5,297,700
   Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 .......................       9,645,000       10,449,393
   Consolidated Loan, Series D, MBIA Insured, ETM, 5.00%, 8/01/27 .................................       3,430,000        3,660,633
   Consolidated Loan, Series D, MBIA Insured, Pre-Refunded, 5.00%, 8/01/27 ........................         965,000        1,029,887
   MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 .....................................................       4,100,000        4,375,684
Massachusetts State Health and Educational Facilities Authority Revenue,
   Boston College, Series N, MBIA Insured, 5.125%, 6/01/33 ........................................       5,000,000        5,256,600
   Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 ........................       3,000,000        3,068,220
   Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ......................       1,000,000        1,000,580
   Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 .................................       6,575,000        6,739,178
   Harvard University, Series FF, 5.125%, 7/15/37 .................................................       8,000,000        8,401,520
   New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 ....................      10,000,000       10,395,500
   Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ...............................       1,250,000        1,293,875
   Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ............................       5,000,000        5,110,300
   Springfield College, AMBAC Insured, 5.00%, 10/15/27 ............................................       2,500,000        2,563,100
   Tufts University, Series I, 5.25%, 2/15/30 .....................................................       4,000,000        4,211,520
   University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 ..........................       3,000,000        3,170,250
   University of Massachusetts, Worcester Campus, Series B, FGIC Insured,
    5.25%, 10/01/31 ...............................................................................       3,500,000        3,723,615
   University of Massachusetts Project, Series A, FGIC Insured, Pre-Refunded,
    5.875%, 10/01/29 ..............................................................................       4,000,000        4,377,680
   University of Massachusetts Project, Series C, MBIA Insured, 5.25%, 10/01/31 ...................       1,500,000        1,600,110
   Wellesley College, Series F, 5.125%, 7/01/39 ...................................................       7,500,000        7,742,850
   Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 .....................................       1,770,000        1,899,652
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM,
  7.00%, 4/01/21 ..................................................................................         430,000          553,161
Massachusetts State HFA Housing Revenue, Rental, Series A, AMBAC Insured,
  5.95%, 7/01/30 ..................................................................................       2,000,000        2,127,880
Massachusetts State Industrial Finance Agency Electrical Utility Revenue,
  Nantucket Electric Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ................................       4,000,000        4,085,600
Massachusetts State Industrial Finance Agency Revenue,
   Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 .............................................       1,560,000        1,604,242
   St. Mark's School Issue, MBIA Insured, 5.375%, 1/01/21 .........................................       2,665,000        2,705,401
   Suffolk University, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/27 ................................       4,000,000        4,132,600
   Trustees Deerfield Academy, 5.25%, 10/01/27 ....................................................       2,800,000        2,895,872
   Western New England College, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 .......................       4,000,000        4,176,160
   WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 ..........................       2,500,000        2,574,850
   Worcester Polytechnical Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 ....................       3,720,000        3,846,294
   Worcester Polytechnical Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 ..........       2,000,000        2,073,700
   Worcester Polytechnical Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 .........       4,000,000        4,124,920


                                                          Semiannual Report | 79

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts State Port Authority Revenue,
   Series A, AMBAC Insured, 5.00%, 7/01/35 ........................................................     $14,915,000     $ 15,617,944
   Series A, FSA Insured, 5.125%, 7/01/17 .........................................................       2,000,000        2,099,620
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 .............................       2,215,000        2,279,390
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 .............................       2,000,000        2,052,420
   Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ..............................       7,450,000        7,647,797
   Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ..............................         845,000          867,435
   US Airways Project, MBIA Insured, 6.00%, 9/01/21 ...............................................       4,700,000        4,956,291
   US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ....................................       4,500,000        4,596,975
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
  FSA Insured, 5.00%, 8/15/30 .....................................................................      13,250,000       13,932,110
Massachusetts State Special Obligation Dedicated Tax Revenue,
   FGIC Insured, Pre-Refunded, 5.25%, 1/01/29 .....................................................       5,000,000        5,459,200
   Refunding, FGIC Insured, 5.50%, 1/01/25 ........................................................       5,615,000        6,580,499
   Refunding, FGIC Insured, 5.50%, 1/01/34 ........................................................       8,000,000        9,532,240
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
   Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 ..............................................       9,000,000        9,135,090
   sub. lien, Refunding, Series B, MBIA Insured, 5.25%, 1/01/29 ...................................       4,600,000        4,711,872
   sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ..................................      10,000,000       10,188,500
Massachusetts State Water Pollution Abatement Trust Revenue,
   Pool Program Bonds, Series 6, 5.50%, 8/01/30 ...................................................       2,620,000        2,793,811
   Pool Program Bonds, Series 6, Pre-Refunded, 5.50%, 8/01/30 .....................................       1,075,000        1,158,474
   Pool Program Bonds, Series 7, 5.125%, 2/01/31 ..................................................       4,300,000        4,486,018
   Pool Program Bonds, Series 7, Pre-Refunded, 5.125%, 2/01/31 ....................................       1,700,000        1,806,080
   Water Revenue Authority Program, Sub Series A, 5.75%, 8/01/29 ..................................       3,995,000        4,241,731
   Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ....................       1,005,000        1,073,933
Massachusetts State Water Resources Authority Revenue,
   General, Refunding, Series A, MBIA Insured, 5.00%, 8/01/34 .....................................      10,700,000       11,355,589
   Refunding, Series J, FSA Insured, 5.00%, 8/01/32 ...............................................       9,000,000        9,306,000
   Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/39 ...........................................       9,275,000       10,061,242
Monson GO, AMBAC Insured, 5.25%, 11/01/23 .........................................................       1,675,000        1,822,115
New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 ..............................       3,685,000        3,886,569
Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured,
  5.125%, 10/01/18 ................................................................................       2,000,000        2,113,700
Route 3 North Transportation Improvement Assn. Lease Revenue, MBIA Insured,
  Pre-Refunded, 5.375%, 6/15/33 ...................................................................      15,475,000       16,441,259
Salisbury GO, MBIA Insured, 5.30%, 3/15/27 ........................................................       2,795,000        3,024,833
Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 .............................................       2,075,000        2,196,657
Springfield GO, Municipal Purpose Loan,
   FGIC Insured, 5.00%, 8/01/21 ...................................................................       5,000,000        5,293,650
   FSA Insured, Pre-Refunded, 5.00%, 11/15/18 .....................................................       1,500,000        1,559,280
Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, 5.00%,
  11/01/21 ........................................................................................       2,775,000        2,932,204
University Building Authority Project Revenue, Refunding, Senior Series 1,
  AMBAC Insured, 5.25%,
   11/01/23 .......................................................................................       2,155,000        2,360,285
   11/01/28 .......................................................................................       5,035,000        5,514,634


80 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MASSACHUSETTS (CONTINUED)
  University of Massachusetts Building Authority Project Revenue, Senior Series 2004-1,
    AMBAC Insured, Pre-Refunded, 5.25%, 11/01/29 ..................................................     $ 3,000,000     $  3,313,440
  Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 .............       1,960,000        2,072,798
  Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 .....................................................       1,230,000        1,306,174
  Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ................................       1,335,000        1,350,459
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $473,277,155) .................................................                      500,611,799
                                                                                                                        ------------
  SHORT TERM INVESTMENTS 1.3%
  MUNICIPAL BONDS 1.3%
  MASSACHUSETTS 1.3%
a Massachusetts State GO, Consolidated Loan, Series B, Daily VRDN and Put, 3.50%, 3/01/26 .........       4,900,000        4,900,000
a Massachusetts State Health and Educational Facilities Authority Revenue,
    Capital Assets Program, Series D, MBIA Insured, Daily VRDN and Put, 3.56%, 1/01/35 ............       1,700,000        1,700,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $6,600,000) ..................................................                        6,600,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $479,877,155) 98.9% .....................................................                      507,211,799
  OTHER ASSETS, LESS LIABILITIES 1.1% .............................................................                        5,760,147
                                                                                                                        ------------
  NET ASSETS 100.0% ...............................................................................                     $512,971,946
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 116.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 81

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                               ------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                AUGUST 31, 2006                         YEAR ENDED FEBRUARY 28,
CLASS A                                           (UNAUDITED)          2006          2005          2004 f        2003          2002
                                               ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)

Net asset value, beginning of period .........    $    12.27     $    12.35    $    12.58    $    12.46    $    12.25    $    12.08
                                                  ---------------------------------------------------------------------------------

Income from investment operations a:

 Net investment income b .....................          0.26           0.54          0.55          0.55          0.57          0.58

 Net realized and unrealized gains (losses) ..         (0.05)         (0.08)        (0.23)         0.18          0.28          0.18
                                                  ---------------------------------------------------------------------------------
Total from investment operations .............          0.21           0.46          0.32          0.73          0.85          0.76
                                                  ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................         (0.27)         (0.54)        (0.55)        (0.54)        (0.57)        (0.59)

 Net realized gains ..........................            --             --            --         (0.07)        (0.07)           --
                                                  ---------------------------------------------------------------------------------
Total distributions ..........................         (0.27)         (0.54)        (0.55)        (0.61)        (0.64)        (0.59)
                                                  ---------------------------------------------------------------------------------
Redemption fees ..............................            -- d           -- d          -- d          --            --            --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ...............    $    12.21     $    12.27    $    12.35    $    12.58    $    12.46    $    12.25
                                                  =================================================================================
Total return c ...............................          1.76%          3.77%         2.65%         6.06%         7.17%         6.44%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $1,234,995     $1,230,439    $1,199,126    $1,248,975    $1,253,847    $1,185,152

Ratios to average net assets:

 Expenses ....................................          0.63% e        0.64%         0.64%         0.64%         0.64%         0.64%

 Net investment income .......................          4.33% e        4.38%         4.45%         4.42%         4.62%         4.81%

Portfolio turnover rate ......................          7.78%          6.55%         9.40%        11.29%        13.22%         8.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


82 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2006                    YEAR ENDED FEBRUARY 28,
CLASS B                                                 (UNAUDITED)        2006        2005        2004 f      2003        2002
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............      $ 12.33       $ 12.40     $ 12.63     $ 12.51     $ 12.29     $ 12.12
                                                          ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...........................         0.23          0.47        0.48        0.48        0.50        0.52

 Net realized and unrealized gains (losses) ........        (0.05)        (0.07)      (0.23)       0.19        0.30        0.17
                                                          ---------------------------------------------------------------------
Total from investment operations ...................         0.18          0.40        0.25        0.67        0.80        0.69
                                                          ---------------------------------------------------------------------
Less distributions from:

 Net investment income .............................        (0.24)        (0.47)      (0.48)      (0.48)      (0.51)      (0.52)

 Net realized gains ................................           --            --          --       (0.07)      (0.07)         --
                                                          ---------------------------------------------------------------------
Total distributions ................................        (0.24)        (0.47)      (0.48)      (0.55)      (0.58)      (0.52)
                                                          ---------------------------------------------------------------------
Redemption fees ....................................           -- d          -- d        -- d        --          --          --
                                                          ---------------------------------------------------------------------
Net asset value, end of period .....................      $ 12.27       $ 12.33     $ 12.40     $ 12.63     $ 12.51     $ 12.29
                                                          =====================================================================

Total return c .....................................         1.47%         3.27%       2.08%       5.46%       6.64%       5.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................      $48,361       $51,285     $54,867     $58,867     $49,931     $30,225

Ratios to average net assets:

 Expenses ..........................................         1.18% e       1.19%       1.19%       1.19%       1.19%       1.19%

 Net investment income .............................         3.78% e       3.83%       3.90%       3.87%       4.07%       4.25%

Portfolio turnover rate ............................         7.78%         6.55%       9.40%      11.29%      13.22%       8.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 83

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS C                                                (UNAUDITED)         2006         2005         2004 f       2003         2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............      $  12.39       $  12.46     $  12.69     $  12.56     $  12.34     $  12.17
                                                        ---------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................          0.23           0.48         0.48         0.48         0.51         0.52

 Net realized and unrealized gains (losses) ......         (0.05)         (0.08)       (0.23)        0.19         0.29         0.17
                                                        ---------------------------------------------------------------------------
Total from investment operations .................          0.18           0.40         0.25         0.67         0.80         0.69
                                                        ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................         (0.24)         (0.47)       (0.48)       (0.47)       (0.51)       (0.52)

 Net realized gains ..............................            --             --           --        (0.07)       (0.07)          --
                                                        ---------------------------------------------------------------------------
Total distributions ..............................         (0.24)         (0.47)       (0.48)       (0.54)       (0.58)       (0.52)
                                                        ---------------------------------------------------------------------------
Redemption fees ..................................            -- d           -- d         -- d         --           --           --
                                                        ---------------------------------------------------------------------------
Net asset value, end of period ...................      $  12.33       $  12.39     $  12.46     $  12.69     $  12.56     $  12.34
                                                        ===========================================================================

Total return c ...................................          1.46%          3.25%        2.06%        5.50%        6.63%        5.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................      $123,001       $123,024     $108,308     $116,544     $110,159     $ 77,514

Ratios to average net assets:

 Expenses ........................................          1.18% e        1.19%        1.19%        1.22%        1.16%        1.19%

 Net investment income ...........................          3.78% e        3.83%        3.90%        3.84%        4.10%        4.26%

Portfolio turnover rate ..........................          7.78%          6.55%        9.40%       11.29%       13.22%        8.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


84 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.7%
MUNICIPAL BONDS 98.7%
MICHIGAN 92.1%
Adrian City School District GO, FSA Insured, 5.00%,
   5/01/26 ......................................................................................     $ 1,960,000     $    2,062,920
   5/01/29 ......................................................................................       2,125,000          2,229,486
   5/01/34 ......................................................................................       6,690,000          6,983,423
Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ...........................       4,165,000          4,223,935
Allendale Public School District GO, 2006, School Building and Site, FGIC Insured,
   5.125%, 5/01/27 ..............................................................................       1,865,000          1,969,142
   Pre-Refunded, 5.125%, 5/01/27 ................................................................       1,360,000          1,460,123
   School Building and Site, FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 ........................       3,225,000          3,462,425
   School Building and Site, FGIC Insured, Pre-Refunded, 5.125%, 5/01/32 ........................       5,490,000          5,894,174
Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ...........................       1,665,000          1,687,228
Anchor Bay School District GO, School Building and Site,
   Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 .........................................       2,000,000          2,121,860
   Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 ........................................       5,000,000          5,357,900
   Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 ........................................       3,750,000          4,024,800
Avondale School District GO,
   AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ..................................................       4,000,000          4,056,600
   School Building and Site, FSA Insured, 5.00%, 5/01/29 ........................................       9,000,000          9,392,400
Bay City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/31 ..............       6,000,000          6,343,200
Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
   11/01/27 .....................................................................................       5,000,000          5,280,550
   11/01/33 .....................................................................................       2,590,000          2,715,252
Brown City Community School District GO, Building and Site, FGIC Insured,
   5.00%, 5/01/31 ...............................................................................       3,200,000          3,305,344
   Pre-Refunded, 5.00%, 5/01/26 .................................................................       4,445,000          4,730,769
Caledonia Community Schools GO, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ......................       4,500,000          4,566,555
Carmen-Ainsworth Community School District GO, FGIC Insured, 5.00%, 5/01/27 .....................       2,950,000          3,072,012
Central Michigan University Revenue,
   FGIC Insured, 5.00%, 10/01/27 ................................................................         500,000            509,125
   General, AMBAC Insured, 5.00%, 10/01/34 ......................................................       8,905,000          9,362,005
   Series A, AMBAC Insured, 5.05%, 10/01/32 .....................................................      10,000,000         10,458,900
Central Montcalm Public School GO, MBIA Insured, Pre-Refunded, 6.00%, 5/01/29 ...................       1,400,000          1,485,302
Charles Stewart Mott Community College GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/21 ...........       3,550,000          3,780,005
Charlotte Public School District GO, FGIC Insured, Pre-Refunded, 5.375%, 5/01/29 ................       5,000,000          5,226,250
Chippewa Valley Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 ...............       6,500,000          6,796,790
De Witt Public Schools GO, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/21 ..........................       6,905,000          7,000,496
Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
   Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ............................................       1,000,000          1,000,690
   Series A, FGIC Insured, 5.75%, 11/15/15 ......................................................         100,000            101,380
Detroit City School District GO,
   School Building and Site Improvements, Series A, FGIC Insured, Pre-Refunded, 5.00%,
    5/01/23 .....................................................................................       2,650,000          2,848,167
   School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/25 ................       2,000,000          2,088,380
   Series A, FSA Insured, 6.00%, 5/01/29 ........................................................      10,000,000         12,186,800
   Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .........................................      38,330,000         41,050,663
Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 ........................      10,610,000         11,087,238


                                                          Semiannual Report | 85

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Detroit Sewage Disposal Revenue,
  senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 .................................     $16,300,000     $   16,889,245
  Series A, MBIA Insured, 5.00%, 7/01/27 ........................................................      22,000,000         22,407,000
  Series A, MBIA Insured, Pre-Refunded, 5.50%, 7/01/20 ..........................................         215,000            220,470
Detroit Water Supply System Revenue,
  FGIC Insured, ETM, 6.25%, 7/01/12 .............................................................       1,455,000          1,566,511
  second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ...........................................      20,000,000         21,816,400
  second lien, Series B, MBIA Insured, 5.00%, 7/01/34 ...........................................       8,875,000          9,206,392
  senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ...........................................      11,400,000         11,773,350
  senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ............................       1,500,000          1,619,595
  senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .............................       9,625,000         10,301,484
  senior lien, Series A, MBIA Insured, 5.00%, 7/01/27 ...........................................       4,930,000          5,021,205
  senior lien, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 .............................         820,000            837,245
  Series B, MBIA Insured, Pre-Refunded, 5.00%, 7/01/34 ..........................................       5,270,000          5,672,733
Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ....................       5,500,000          5,643,385
East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded,
  6.00%, 5/01/29 ................................................................................       4,775,000          5,065,941
Eastern Michigan University Revenues, Refunding, Series A, FGIC Insured, Pre-Refunded,
  5.00%,
   6/01/28 ......................................................................................       6,730,000          7,238,721
   6/01/33 ......................................................................................      14,700,000         15,811,173
Eaton Rapids Public Schools GO, School Building and Site, FSA Insured, 5.00%,
   5/01/26 ......................................................................................       2,700,000          2,841,777
   5/01/29 ......................................................................................       2,750,000          2,876,088
Ecorse Public School District GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/17 ....................       5,000,000          5,198,000
Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured,
  5.75%, 2/15/25 ................................................................................         100,000            100,907
Fennville Public Schools GO, School Building and Site, FGIC Insured, 5.00%,
   5/01/30 ......................................................................................       3,200,000          3,346,720
   5/01/34 ......................................................................................       3,250,000          3,386,078
Ferris State University Revenue,
   AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 .................................................       2,500,000          2,556,850
   AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 .................................................       6,840,000          6,997,457
   FGIC Insured, 5.25%, 10/01/26 ................................................................       1,500,000          1,575,630
   FGIC Insured, 5.25%, 10/01/31 ................................................................       3,255,000          3,395,649
Fowlerville Community School District GO, FGIC Insured, 5.00%,
   5/01/30 ......................................................................................       1,990,000          2,085,202
   5/01/34 ......................................................................................       8,145,000          8,512,991
Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30 ..........................       4,000,000          4,207,480
Gladstone Area Public Schools GO, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/26 ...................       1,500,000          1,518,825
Grand Blanc Community Schools GO, School Building and Site, FSA Insured,
  5.00%, 5/01/28 ................................................................................       4,250,000          4,467,472
Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ...............................       2,000,000          2,110,280
Grand Rapids Building Authority Revenue, AMBAC Insured, Series A,
   5.00%, 10/01/28 ..............................................................................       3,590,000          3,752,124
   Pre-Refunded, 5.00%, 10/01/28 ................................................................       2,410,000          2,582,918
Grand Rapids Downtown Development Authority Tax Increment Revenue,
   MBIA Insured, 6.875%, 6/01/24 ................................................................       7,500,000          7,508,850


                                                          86 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Grand Rapids Sanitation Sewer System Revenue, MBIA Insured, 5.00%,
   1/01/30 ......................................................................................     $ 7,500,000     $    7,909,725
   1/01/34 ......................................................................................       7,795,000          8,185,685
Grand Rapids Water Supply Revenue, FGIC Insured, 5.00%, 1/01/35 .................................       3,500,000          3,683,540
Grosse Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..............       5,250,000          5,332,687
Hamilton Community School District GO, FGIC Insured, 5.00%, 5/01/24 .............................       2,000,000          2,032,220
Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%,
  8/01/47 .......................................................................................       4,400,000          4,515,588
Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ............      30,000,000         32,452,800
Haslett Public School District GO, MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ...................       3,900,000          3,953,937
Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 .................         700,000            701,967
Hazel Park School District GO, FSA Insured, 5.00%,
   5/01/27 ......................................................................................       9,000,000          9,372,240
   5/01/32 ......................................................................................      12,475,000         12,927,468
Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
   5.70%, 5/01/21 ...............................................................................       2,025,000          2,053,006
   5.50%, 5/01/26 ...............................................................................       1,000,000          1,012,550
Howell Public Schools GO, MBIA Insured, Pre-Refunded,
   5.875%, 5/01/22 ..............................................................................       2,000,000          2,115,580
   6.00%, 5/01/25 ...............................................................................       1,600,000          1,625,200
Huron School District GO, FSA Insured,
   5.25%, 5/01/21 ...............................................................................       1,500,000          1,585,980
   Pre-Refunded, 5.375%, 5/01/26 ................................................................       2,500,000          2,686,200
Huron Valley School District GO, FGIC Insured, Pre-Refunded,
   5.875%, 5/01/16 ..............................................................................         100,000            101,495
   5.75%, 5/01/22 ...............................................................................       2,450,000          2,484,668
Jackson Brownfield RDAR, FGIC Insured,
   5.125%, 6/01/22 ..............................................................................       2,290,000          2,417,141
   5.125%, 6/01/24 ..............................................................................       1,215,000          1,281,181
   5.25%, 6/01/26 ...............................................................................       2,820,000          2,994,445
   5.375%, 6/01/30 ..............................................................................       5,830,000          6,249,235
Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
  5/01/34 .......................................................................................       6,620,000          6,897,179
Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 ...............       4,000,000          4,159,480
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
   Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ........................       3,805,000          4,006,551
   Bronson Methodist Hospital, MBIA Insured, Pre-Refunded, 5.25%, 5/15/18 .......................         115,000            119,260
   Bronson Methodist Hospital, MBIA Insured, Pre-Refunded, 5.50%, 5/15/28 .......................      10,000,000         10,411,100
   Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ..........................         135,000            139,482
Kent County Building Authority GO, Pre-Refunded, 5.00%, 6/01/26 .................................      21,885,000         22,413,523
Lake Shore Public Schools GO, Macomb County, FSA Insured, Pre-Refunded,
  5.50%, 5/01/20 ................................................................................       2,000,000          2,025,100
Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 ...............       1,000,000          1,041,450
Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31 ...............       3,320,000          3,480,887
Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 .......................         100,000            101,415
Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
  Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 ............................................       2,115,000          2,212,946
Lincoln Consolidated School District GO, FSA Insured, Pre-Refunded, 5.00%, 5/01/28 ..............       1,000,000          1,023,030


                                                          Semiannual Report | 87

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Lincoln Park School District GO,
   FGIC Insured, Pre-Refunded, 5.00%, 5/01/26 ...................................................     $   255,000     $      260,873
   Refunding, FGIC Insured, 5.00%, 5/01/26 ......................................................         645,000            654,978
Livonia Municipal Building Authority GO, FGIC Insured, 5.25%, 5/01/30 ...........................       3,950,000          4,116,058
Lowell Area Schools GO, FGIC Insured, Pre-Refunded, 5.625%,
   5/01/25 ......................................................................................       3,125,000          3,340,719
   5/01/30 ......................................................................................       3,250,000          3,474,348
Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ................       4,000,000          4,052,760
Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
   5.40%, 6/01/19 ...............................................................................       5,000,000          5,173,400
   5.50%, 6/01/25 ...............................................................................       5,000,000          5,206,150
Michigan Municipal Bond Authority Revenue,
   Clean Water State Revolving Fund, 5.00%, 10/01/24 ............................................      11,355,000         11,911,281
   Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 .......................       3,790,000          3,821,950
Michigan State Building Authority Revenue,
   Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ......................       2,500,000          2,621,025
   Facilities Program, Refunding, Series I, FSA Insured, 4.75%, 10/15/18 ........................       3,000,000          3,061,530
   Facilities Program, Refunding, Series I, FSA Insured, 5.00%, 10/15/24 ........................       5,000,000          5,186,650
   Facilities Program, Series III, FSA Insured, Pre-Refunded, 5.00%, 10/15/26 ...................      14,000,000         15,010,100
   Refunding, AMBAC Insured, 5.00%, 10/15/33 ....................................................      16,000,000         16,836,000
Michigan State Comprehensive Transporation Revenue, Refunding, FSA Insured, 5.00%,
  5/15/31 .......................................................................................       8,000,000          8,452,560
Michigan State COP, AMBAC Insured, Pre-Refunded, 5.50%, 6/01/27 .................................      12,000,000         12,794,040
Michigan State HDA Rental Housing Revenue, Refunding, Series A, AMBAC Insured, 6.00%,
  4/01/16 .......................................................................................         200,000            206,722
Michigan State Hospital Finance Authority Revenue,
   Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ..............      15,175,000         16,469,427
   Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%,
    8/15/24 .....................................................................................      15,000,000         15,527,100
   Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%,
    8/15/27 .....................................................................................      10,000,000         10,290,800
   Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 .........................       6,000,000          6,096,840
   Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 .........................       1,750,000          1,778,245
   Mercy Health Services, Series T, MBIA Insured, Pre-Refunded, 5.75%, 8/15/15 ..................      10,525,000         10,841,066
   Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 .........................................         300,000            305,508
   Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 ............................       8,605,000          8,744,487
   Mercy Health Services, Series X, MBIA Insured, Pre-Refunded, 6.00%, 8/15/34 ..................      11,000,000         11,838,970
   Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 .................       4,890,000          5,164,084
   Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24 ...........................................       7,065,000          7,333,753
   Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32 ...........................................       1,000,000          1,032,500
   Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 .............       7,500,000          7,782,150
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ..................       7,500,000          7,708,350
   Refunding, MBIA Insured, 5.00%, 11/15/36 .....................................................       6,500,000          6,773,975
   Sparrow Obligation Group, MBIA Insured, Pre-Refunded, 5.90%, 11/15/26 ........................         100,000            102,431
   St. John's Health System, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 ......................      14,500,000         14,927,895
   St. John's Hospital, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ............................       3,445,000          3,610,911
   St. John's Hospital, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ............................       9,545,000         10,326,163


88 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Strategic Fund Limited Obligation Revenue, Collateral, The Detroit Edison Co.,
  Fund, Pollution, Refunding,
   Series AA, FGIC Insured, 6.95%, 5/01/11 ......................................................     $ 5,000,000     $    5,683,850
   Series BB, AMBAC Insured, 7.00%, 5/01/21 .....................................................       3,000,000          3,904,290
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
  Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ...............      12,350,000         12,946,875
Michigan State Trunk Line Revenue,
   Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ...........................................       3,300,000          3,375,207
   Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ...........................................       3,050,000          3,138,267
   Series A, FSA Insured, Pre-Refunded, 5.00%, 11/01/25 .........................................      16,265,000         17,271,478
   Series A, FSA Insured, Pre-Refunded, 5.25%, 11/01/30 .........................................      34,680,000         36,689,674
Michigan Technological University Revenue, General, Series A, MBIA Insured, 5.00%,
  10/01/34 ......................................................................................       3,675,000          3,825,749
Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 .....................       3,500,000          3,750,285
North Branch Area Schools GO, School Building and Site, MBIA Insured, 5.00%, 5/01/35 ............       3,260,000          3,420,848
Northview Public Schools District GO,
   MBIA Insured, 5.80%, 5/01/21 .................................................................         235,000            238,083
   Refunding, FGIC Insured, 5.00%, 5/01/21 ......................................................       3,450,000          3,518,310
Oakridge Public Schools GO, FSA Insured, Pre-Refunded,
   5.00%, 5/01/23 ...............................................................................         500,000            511,515
   5.125%, 5/01/28 ..............................................................................         500,000            512,510
Otsego Public Schools District GO, School Building and Site, FSA Insured, 5.00%,
 5/01/34 ........................................................................................       9,835,000         10,279,345
Ovid Elsie Area Schools GO, School Building and Site, MBIA Insured, Pre-Refunded,
 5.00%, 5/01/32 .................................................................................       7,775,000          8,339,543
Oxford Area Community School District GO, FSA Insured, 5.00%,
   5/01/26 ......................................................................................       5,425,000          5,626,484
   5/01/31 ......................................................................................       4,865,000          5,025,156
Pennfield Schools District GO, School Building and Site, FGIC Insured, 5.00%,
   5/01/29 ......................................................................................       1,150,000          1,203,487
   5/01/34 ......................................................................................       2,500,000          2,603,025
Pinckney Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/26 ...........................       2,955,000          3,110,167
Pontiac General Building Authority GO, FGIC Insured, Pre-Refunded, 5.375%,
   6/01/23 ......................................................................................       1,620,000          1,761,604
   6/01/27 ......................................................................................       2,635,000          2,865,325
Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 ......................................       1,600,000          1,664,528
River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 .........................       6,575,000          6,911,837
Rockford Public Schools GO, FGIC Insured, Pre-Refunded, 5.25%,
   5/01/22 ......................................................................................       1,250,000          1,263,688
   5/01/27 ......................................................................................       3,000,000          3,032,850
Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
 MBIA Insured, 5.25%,
   11/15/31 .....................................................................................      12,750,000         13,307,430
   11/15/35 .....................................................................................      17,600,000         18,253,312
Saginaw City School District GO, School Building and Site, FSA Insured, 5.00%,
 5/01/36 ........................................................................................       6,950,000          7,297,013


                                                          Semiannual Report | 89

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Saginaw Hospital Finance Authority Revenue, Covenant Medical Center, Refunding, Series E,
  MBIA Insured,
   5.375%, 7/01/19 ..............................................................................     $ 4,850,000     $    5,117,089
   5.50%, 7/01/24 ...............................................................................       1,750,000          1,822,975
Saginaw Valley State University Revenue,
   General, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/19 .........................................       2,195,000          2,301,238
   General, Refunding, AMBAC Insured, 5.25%, 7/01/19 ............................................         345,000            360,887
   Series A, MBIA Insured, 5.125%, 7/01/30 ......................................................       4,315,000          4,463,479
Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
   5.75%, 5/01/21 ...............................................................................       3,575,000          4,165,586
   5.375%, 5/01/26 ..............................................................................       1,000,000          1,011,750
South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 ..........................       2,000,000          2,096,520
South Redford School District GO,
   FGIC Insured, Pre-Refunded, 5.50%, 5/01/22 ...................................................       3,155,000          3,194,595
   School Building and Site, MBIA Insured, 5.00%, 5/01/30 .......................................       3,500,000          3,670,100
Southfield Library Building Authority GO, Refunding, MBIA Insured, 5.00%, 5/01/30 ...............       6,535,000          6,867,109
Sparta Area Schools GO, School Building and Site, FGIC Insured, 5.00%, 5/01/30 ..................       2,730,000          2,860,603
St. Clair County EDC, PCR, The Detroit Edison Co., Refunding, Series AA,
  AMBAC Insured, 6.40%, 8/01/24 .................................................................      10,000,000         10,672,000
Sturgis Public School District GO, Refunding, FGIC Insured, 5.00%, 5/01/30 ......................       4,715,000          4,972,015
Taylor Brownfield RDA, GO, Tax Increment, Series A, MBIA Insured, 5.00%,
   5/01/29 ......................................................................................       2,900,000          3,040,940
   5/01/34 ......................................................................................       3,945,000          4,113,570
Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 .....................       2,595,000          2,698,463
Tecumseh Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%,
   5/01/25 ......................................................................................       5,925,000          6,308,881
   5/01/30 ......................................................................................       4,500,000          4,791,555
Thornapple Kellogg School GO, School Building and Site, Refunding, FSA Insured, 5.00%,
   5/01/23 ......................................................................................       4,000,000          4,180,520
   5/01/28 ......................................................................................       6,250,000          6,514,875
Troy City School District GO, School Building and Site, MBIA Insured, 5.00%, 5/01/26 ............       7,100,000          7,546,590
Warren Consolidated School District GO, FSA Insured,
   4.875%, 5/01/22 ..............................................................................      11,850,000         12,255,388
   5.00%, 5/01/26 ...............................................................................      14,450,000         15,378,990
Warren Water and Sewer Revenue, FSA Insured, Pre-Refunded, 5.125%, 11/01/23 .....................       2,450,000          2,621,794
Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
   5.25%, 12/01/25 ..............................................................................      17,000,000         18,065,730
   5.00%, 12/01/30 ..............................................................................      10,750,000         11,186,880
Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County, Series A,
  MBIA Insured, 5.25%, 12/01/18 .................................................................       5,500,000          5,695,635
Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 ..................................      17,900,000         18,648,936
West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
   5/01/19 ......................................................................................       2,100,000          2,271,696
   5/01/20 ......................................................................................       2,000,000          2,163,520
West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 .....................       1,400,000          1,467,746


90 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
West Ottawa Public School District GO,
   FGIC Insured, 5.60%, 5/01/21 .................................................................     $   695,000     $      703,535
   FGIC Insured, 5.60%, 5/01/26 .................................................................       3,575,000          3,617,757
   FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ...................................................       6,000,000          6,079,140
   School Building Site, Refunding, MBIA Insured, 5.00%, 5/01/32 ................................       6,025,000          6,260,457
Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured, 4.75%,
  1/01/23 .......................................................................................       8,500,000          8,751,855
Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 ...........................       9,375,000          9,756,187
Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 ....................................      12,550,000         12,926,876
Wyoming Public Schools GO, FGIC Insured, Pre-Refunded, 5.125%, 5/01/23 ..........................       5,750,000          5,893,865
Wyoming Sewer Disposal System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/27 ..................       5,700,000          6,017,433
Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%,
  5/01/32 .......................................................................................       6,065,000          6,278,791
Ypsilanti School District GO, FGIC Insured, Pre-Refunded,
   5.75%, 5/01/20 ...............................................................................       4,700,000          4,766,505
   5.375%, 5/01/26 ..............................................................................       6,750,000          6,829,312
Ypsilanti Water and Sewer Disposal System Revenue, Series C, AMBAC Insured, 5.00%,
  9/01/27 .......................................................................................       2,115,000          2,207,129
Zeeland Public Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/25 ..............................       3,350,000          3,535,121
                                                                                                                      --------------
                                                                                                                       1,296,059,530
                                                                                                                      --------------
U.S. TERRITORIES 6.6%
PUERTO RICO 6.6%
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .............................................      20,000,000         20,796,400
   Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35 ........................................      25,000,000         27,285,500
Puerto Rico Electric Power Authority Power Revenue,
   Series NN, MBIA Insured, 5.00%, 7/01/32 ......................................................      20,800,000         21,738,912
   Series RR, FGIC Insured, 5.00%, 7/01/35 ......................................................      14,000,000         14,775,320
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ......................       7,950,000          7,960,653
                                                                                                                      --------------
TOTAL U.S. TERRITORIES ..........................................................................                         92,556,785
                                                                                                                      --------------
TOTAL LONG TERM INVESTMENTS (COST $1,315,576,091) ...............................................                      1,388,616,315
                                                                                                                      --------------


                                                          Semiannual Report | 91

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $1,100,000) 0.1%
  MUNICIPAL BOND 0.1%
  MICHIGAN 0.1%
a Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
    3.41%, 7/01/33 ..............................................................................     $ 1,100,000     $    1,100,000
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $1,316,676,091) 98.8% .................................................                      1,389,716,315
  OTHER ASSETS, LESS LIABILITIES 1.2% ...........................................................                         16,640,685
                                                                                                                      --------------
  NET ASSETS 100.0% .............................................................................                     $1,406,357,000
                                                                                                                      ==============

See Selected Portfolio Abbreviations on page 116.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


92 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS A                                               (UNAUDITED)         2006         2005         2004 f       2003        2002
                                                   ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $  12.13       $  12.23     $  12.39     $  12.23     $  11.99    $  11.89
                                                       --------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................         0.25           0.51         0.53         0.54         0.56        0.58

 Net realized and unrealized gains (losses) ......        (0.04)         (0.10)       (0.16)        0.15         0.25        0.10
                                                       --------------------------------------------------------------------------
Total from investment operations .................         0.21           0.41         0.37         0.69         0.81        0.68
                                                       --------------------------------------------------------------------------
Less distributions from net investment income ....        (0.26)         (0.51)       (0.53)       (0.53)       (0.57)      (0.58)
                                                       --------------------------------------------------------------------------
Redemption fees ..................................           -- d           -- d         -- d         --           --          --
                                                       --------------------------------------------------------------------------
Net asset value, end of period ...................     $  12.08       $  12.13     $  12.23     $  12.39     $  12.23    $  11.99
                                                       ==========================================================================

Total return c ...................................         1.73%          3.48%        2.99%        5.81%        6.89%       5.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $528,666       $528,660     $515,780     $528,609     $524,076    $485,818

Ratios to average net assets:

 Expenses ........................................         0.66% e        0.67%        0.67%        0.67%        0.67%       0.66%

 Net investment income ...........................         4.14% e        4.17%        4.35%        4.39%        4.64%       4.81%

Portfolio turnover rate ..........................        10.79%         13.03%       12.06%       10.77%       13.28%       4.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 93

Franklin Tax-Free Trust

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2006                     YEAR ENDED FEBRUARY 28,
CLASS C                                                 (UNAUDITED)        2006        2005        2004 f      2003        2002
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............      $ 12.22       $ 12.31     $ 12.47     $ 12.30     $ 12.05     $ 11.95
                                                          ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...........................         0.22          0.44        0.46        0.47        0.50        0.51

 Net realized and unrealized gains (losses) ........        (0.06)        (0.09)      (0.16)       0.16        0.25        0.10
                                                          ---------------------------------------------------------------------
Total from investment operations ...................         0.16          0.35        0.30        0.63        0.75        0.61
                                                          ---------------------------------------------------------------------
Less distributions from net investment income ......        (0.22)        (0.44)      (0.46)      (0.46)      (0.50)      (0.51)
                                                          ---------------------------------------------------------------------
Redemption fees ....................................           -- d          -- d        -- d        --          --          --
                                                          ---------------------------------------------------------------------
Net asset value, end of period .....................      $ 12.16       $ 12.22     $ 12.31     $ 12.47     $ 12.30     $ 12.05
                                                          =====================================================================

Total return c .....................................         1.35%         2.98%       2.40%       5.25%       6.38%       5.22%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................      $63,537       $64,900     $59,682     $59,389     $54,704     $39,170

Ratios to average net assets:

 Expenses ..........................................         1.21% e       1.22%       1.22%       1.26%       1.17%       1.22%

 Net investment income .............................         3.59% e       3.62%       3.80%       3.80%       4.14%       4.26%

Portfolio turnover rate ............................        10.79%        13.03%      12.06%      10.77%      13.28%       4.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


94 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.3%
MUNICIPAL BONDS 99.3%
MINNESOTA 96.3%
Anoka County Housing and RDA, GO, Housing Development, Refunding, AMBAC Insured,
   4.875%, 2/01/24 ................................................................................     $ 2,195,000     $  2,290,219
   5.00%, 2/01/34 .................................................................................       2,000,000        2,085,300
Anoka-Hennepin ISD No. 11 GO, School District Credit Enhancement Program, Series A,
  FSA Insured, 5.00%, 2/01/20 .....................................................................       6,130,000        6,395,122
Bemidji Health Care Facilities First Mortgage Revenue, North Country Health Services, Radian
  Insured, 5.00%, 9/01/24 .........................................................................       2,000,000        2,072,120
Bemidji Lease Revenue, Minnesota State Bureau of Criminal Apprehension, MBIA Insured,
  5.70%, 12/01/17 .................................................................................         120,000          125,387
Big Lake ISD No. 727 GO, MBIA Insured, 5.70%, 2/01/21 .............................................       3,085,000        3,112,210
Bloomington ISD No. 271 GO, Series A, FSA Insured, 5.125%, 2/01/24 ................................       2,000,000        2,108,280
Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 ..............       1,045,000        1,091,482
Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22 ......................................       1,000,000        1,057,580
Buffalo ISD No. 877 GO, Refunding, MBIA Insured, 5.00%, 2/01/22 ...................................       4,255,000        4,377,927
Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
   5.90%, 9/20/19 .................................................................................         400,000          421,784
   5.95%, 9/20/29 .................................................................................       1,275,000        1,340,650
   6.00%, 9/20/34 .................................................................................       1,000,000        1,052,010
Byron ISD No. 531 GO, School Building, Series A, FGIC Insured, 5.00%, 2/01/24 .....................       2,215,000        2,356,007
Cambridge ISD No. 911 GO,
   Capital Appreciation, Series B, MBIA Insured, zero cpn., 2/01/30 ...............................       2,240,000          699,619
   Series A, MBIA Insured, 4.125%, 2/01/22 ........................................................       1,410,000        1,383,929
   Series A, MBIA Insured, 4.25%, 2/01/24 .........................................................       1,235,000        1,224,453
Cass Lake ISD No. 115 GO, Refunding, FGIC Insured, 5.00%, 2/01/22 .................................       3,805,000        4,011,307
Centennial ISD No. 012 GO, Series A, FSA Insured, 5.00%, 2/01/21 ..................................       1,000,000        1,047,620
Chisago County GO, Capital Improvement, Series A, MBIA Insured, 4.75%, 2/01/26 ....................       3,615,000        3,750,924
Cohasset PCR, Collateral Allete Project, Refunding, Radian Insured, 4.95%, 7/01/22 ................       3,010,000        3,098,253
Columbia Heights ISD No. 013 GO, FSA Insured, 5.50%, 2/01/23 ......................................       4,500,000        4,536,135
Commissioner of Iron Range Resources and Rehabilitation Educational Facilities Revenue,
  XLCA Insured, 4.50%, 10/01/21 ...................................................................       1,290,000        1,310,034
Dakota County Housing and RDA, SFMR, GNMA Secured,
   5.75%, 4/01/18 .................................................................................         236,000          241,293
   5.85%, 10/01/30 ................................................................................         399,000          407,981
Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25 ............................................       1,325,000        1,423,739
Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 .........................       3,075,000        3,221,431
Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
   5.95%, 9/20/29 .................................................................................       1,700,000        1,786,683
   6.00%, 9/20/34 .................................................................................       1,480,000        1,555,258
Eden Prairie MFHR,
   Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ...............................       2,000,000        2,036,660
   Parkway Apartments Project, Refunding, Series A, GNMA Secured, 5.80%, 2/20/32 ..................       7,380,000        7,634,758
Farmington ISD No. 192 GO,
   MBIA Insured, 5.25%, 2/01/24 ...................................................................       5,915,000        6,276,702
   School Building, Series B, FSA Insured, 5.00%, 2/01/23 .........................................       3,000,000        3,181,410
   School Building, Series B, FSA Insured, 4.75%, 2/01/27 .........................................      17,075,000       17,690,212
Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured,
  6.10%, 1/01/26 ..................................................................................       2,180,000        2,185,690
Hastings ISD No. 200 GO, Refunding, Series A, FSA Insured, 4.50%, 2/01/22 .........................       2,700,000        2,749,086


                                                          Semiannual Report | 95

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured, Pre-Refunded,
  5.00%, 11/01/25 .................................................................................     $ 8,000,000     $  8,637,520
Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
   5.60%, 11/20/17 ................................................................................         750,000          774,098
   5.70%, 11/20/32 ................................................................................       3,000,000        3,087,180
Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22 .............................................       3,880,000        4,093,904
Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured, 5.50%,
  8/01/27 .........................................................................................       1,085,000        1,157,359
Lake Crystal Wellcome Memorial Area Schools ISD No. 2071 GO, School Building, Series B,
  MBIA Insured, 5.00%, 2/01/34 ....................................................................       3,285,000        3,466,956
Lake Superior ISD No. 381 GO, Series A, FSA Insured, 5.00%, 4/01/23 ...............................       4,195,000        4,425,222
Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 ............................................       3,705,000        3,931,561
Lakeville ISD No. 194 GO, Series A, FGIC Insured, 5.00%, 2/01/23 ..................................      10,180,000       10,726,157
Mahtomedi ISD No. 832 GO, FSA Insured, 5.00%, 2/01/18 .............................................       3,240,000        3,416,839
Maple Grove HDA Municipal Facility Lease Revenue, AMBAC Insured, Pre-Refunded, 5.55%,
  2/01/17 .........................................................................................         280,000          287,588
Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 ....................................       2,700,000        2,851,524
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
   Series A, AMBAC Insured, 5.20%, 1/01/24 ........................................................       5,000,000        5,147,000
   Series A, FGIC Insured, 5.125%, 1/01/31 ........................................................       7,000,000        7,226,800
   Series A, FGIC Insured, 5.25%, 1/01/32 .........................................................       7,000,000        7,320,950
   Series C, FGIC Insured, 5.25%, 1/01/26 .........................................................       2,000,000        2,102,200
   Series C, FGIC Insured, 5.25%, 1/01/32 .........................................................       9,000,000        9,430,740
Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities, Carondelet, Series B,
  BIG Insured, Pre-Refunded, 8.875%, 11/01/15 .....................................................         690,000          812,447
Minneapolis GO,
   Sports Arena Project, Refunding, 5.125%, 10/01/20 ..............................................       8,340,000        8,555,255
   Sports Arena Project, Refunding, 5.20%, 10/01/24 ...............................................       3,750,000        3,847,575
   Various Purpose, 5.125%, 12/01/28 ..............................................................       3,000,000        3,157,830
Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
  11/15/34 ........................................................................................      12,645,000       13,251,707
Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ........................       5,000,000        5,050,700
Minneapolis Revenue, University Gateway Project, Series A, Pre-Refunded, 5.25%,
  12/01/24 ........................................................................................       3,000,000        3,059,880
Minneapolis Special School District No. 001 COP,
   Refunding, Series A, MBIA Insured, 4.50%, 2/01/21 ..............................................       2,715,000        2,762,811
   Series A, FSA Insured, 5.00%, 2/01/21 ..........................................................       1,950,000        2,041,904
Minnesota Agriculture and Economic Development Board Revenue,
   Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 .........................      14,625,000       15,167,587
   Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%,
    12/01/22 ......................................................................................       4,870,000        5,035,921
   Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, Pre-Refunded,
    5.15%, 12/01/22 ...............................................................................         310,000          321,941
   Health Care System, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .........................         365,000          380,655
   Health Care System, Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 ......................      17,635,000       18,425,224


96 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
Minnesota State Colleges and University Revenue, Fund, Series A, MBIA Insured, 5.00%,
   10/01/22 .......................................................................................     $ 1,745,000     $  1,871,111
   10/01/23 .......................................................................................       1,825,000        1,952,586
   10/01/24 .......................................................................................       1,900,000        2,026,901
   10/01/25 .......................................................................................       1,155,000        1,231,242
   10/01/26 .......................................................................................       1,715,000        1,825,532
   10/01/32 .......................................................................................       5,540,000        5,849,852
Minnesota State GO, 5.00%, 6/01/26 ................................................................      14,585,000       15,592,823
Minnesota State HFAR,
   Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 ..............................         750,000          753,510
   Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ..............................         230,000          230,662
   Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ..............................         250,000          250,658
   SFM, Series B, 5.00%, 7/01/13 ..................................................................          60,000           61,405
   SFM, Series D, 5.45%, 1/01/26 ..................................................................       2,280,000        2,314,884
   SFM, Series E, AMBAC Insured, 5.40%, 1/01/25 ...................................................       3,235,000        3,280,258
   SFM, Series G, AMBAC Insured, 6.25%, 7/01/26 ...................................................         315,000          319,253
Minnesota State Higher Education Facilities Authority Revenue,
   Bethel, Mandatory Put 4/01/19, Refunding, 5.10%, 4/01/28 .......................................       7,700,000        7,788,781
   St. John's University, Series 5-I, MBIA Insured, Pre-Refunded, 5.25%, 10/01/21 .................       1,750,000        1,880,988
   St. John's University, Series 5-I, MBIA Insured, Pre-Refunded, 5.25%, 10/01/26 .................       1,500,000        1,612,275
   University of St. Thomas, Series 4-A1, MBIA Insured, Pre-Refunded, 5.625%, 10/01/16 ............       1,000,000        1,001,410
Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
   5.90%, 10/20/19 ................................................................................       1,750,000        1,844,675
   5.95%, 10/20/29 ................................................................................       5,955,000        6,269,722
Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ...........................       1,890,000        1,992,230
New Brighton GO, Tax Increment, Series A, MBIA Insured, 5.00%, 2/01/32 ............................       4,110,000        4,352,654
New Hope MFR, North Ridge, Series A, GNMA Secured, Pre-Refunded,
   6.05%, 1/01/17 .................................................................................         410,000          415,510
   6.20%, 1/01/31 .................................................................................       5,470,000        5,542,696
Nobles County Housing and RDA Public Project Revenue, Annual Appropriation Lease
 Obligation, AMBAC Insured, Pre-Refunded, 5.625%, 2/01/22 .........................................       1,230,000        1,309,458
North St. Paul Maplewood ISD No. 622 GO, Refunding, Series A, 5.125%, 2/01/25 .....................       2,275,000        2,289,242
Northern Municipal Power Agency Electric System Revenue, Refunding, FSA Insured, 5.00%,
 1/01/12 ..........................................................................................       1,030,000        1,069,655
Osseo ISD No. 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 .......................................       3,000,000        3,148,830
Park Rapids ISD No. 309 GO, MBIA Insured,
   4.75%, 2/01/21 .................................................................................       2,500,000        2,563,200
   5.00%, 2/01/25 .................................................................................       3,000,000        3,093,660
Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA Secured, 5.00%,
 10/20/38 .........................................................................................       4,280,000        4,378,012
Pipestone-Jasper ISD No. 2689 GO, Refunding, Series 2004-A, FSA Insured, 5.00%,
 3/01/20 ..........................................................................................       1,595,000        1,695,182
Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
   6.25%, 6/01/16 .................................................................................       1,600,000        1,609,584
   6.125%, 6/01/24 ................................................................................       1,815,000        1,825,346
Princeton ISD No. 477 GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 .........................       1,190,000        1,197,795


                                                          Semiannual Report | 97

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
Prior Lake ISD No. 719 GO,
   FGIC Insured, 5.125%, 2/01/19 ..................................................................     $ 1,140,000     $  1,208,537
   FSA Insured, 5.50%, 2/01/20 ....................................................................       2,255,000        2,370,321
   FSA Insured, 5.50%, 2/01/21 ....................................................................       2,590,000        2,719,914
   Series C, MBIA Insured, 5.00%, 2/01/21 .........................................................       2,000,000        2,103,080
   Series C, MBIA Insured, 5.00%, 2/01/23 .........................................................       6,025,000        6,325,828
Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
  Pre-Refunded, 5.875%, 1/01/31 ...................................................................       2,160,000        2,313,036
Robbinsdale ISD No. 281 GO, Refunding, Series A, MBIA Insured, 4.50%,
   2/01/21 ........................................................................................       3,420,000        3,475,028
   2/01/22 ........................................................................................       3,570,000        3,621,444
Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 ................................       3,000,000        3,183,030
Rochester Health Care Facilities Revenue, Mayo Foundation, Refunding, Series B, 5.50%,
  11/15/27 ........................................................................................       4,000,000        4,167,120
Rochester ISD No. 535 GO, Series A, MBIA Insured, 5.00%,
   2/01/28 ........................................................................................       1,385,000        1,460,704
   2/01/29 ........................................................................................       1,455,000        1,532,421
Rosemount ISD No. 196 GO, Series A, MBIA Insured, 4.70%, 2/01/25 ..................................       1,000,000        1,030,260
Rush City ISD No. 139 GO, School Building, MBIA Insured,
   5.00%, 2/01/21 .................................................................................       1,680,000        1,784,731
   5.125%, 2/01/26 ................................................................................       4,245,000        4,539,773
Sartell ISD No. 748 GO, Refunding, Series A, FSA Insured,
   4.125%, 8/01/20 ................................................................................       1,785,000        1,785,500
   4.25%, 2/01/22 .................................................................................       2,810,000        2,811,658
Sauk Rapids ISD No. 47 GO,
   School Building, Refunding, Series A, FSA Insured, 5.00%, 2/01/22 ..............................       3,500,000        3,735,165
   School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/25 ..............................       2,175,000        2,201,557
   Series A, MBIA Insured, 5.75%, 2/01/23 .........................................................       2,740,000        2,962,707
   Series A, MBIA Insured, 5.75%, 2/01/26 .........................................................       5,000,000        5,406,400
Scott County GO, MBIA Insured, 5.00%, 2/01/33 .....................................................       5,555,000        5,798,864
Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
  5.70%, 2/01/29 ..................................................................................       1,380,000        1,456,024
Scott County Housing and Redevelopment Authority GO,
   River City Centre Project, Series A, FSA Insured, Pre-Refunded, 5.375%, 2/01/27 ................       1,520,000        1,557,574
   Savage City, Hamilton Apartments Project, AMBAC Insured, Pre-Refunded, 5.70%,
    2/01/33 .......................................................................................       2,285,000        2,417,987
Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue Balloon,
  River City Centre Project, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 2/01/27 ................         675,000          692,834
Scott County Housing and Redevelopment Authority Tax Increment Development Revenue,
  River City Centre Project, Series E, FSA Insured, Pre-Refunded, 5.375%, 2/01/25 .................       1,170,000        1,198,922
Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, Pre-Refunded,
  6.00%, 2/01/28 ..................................................................................       2,530,000        2,667,278
South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%, 2/01/23 .....................       4,000,000        4,184,560
Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue County
  Apartments, Series B, MBIA Insured, 5.75%, 1/01/31 ..............................................       2,415,000        2,479,215


98 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
   Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/19 ....................     $ 5,875,000     $  3,449,212
   Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/20 ....................      14,035,000        7,850,337
   Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/23 ....................       4,000,000        1,931,840
   Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/26 ....................       5,000,000        2,088,550
   Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/27 ....................       6,600,000        2,624,622
   Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18 ...................      15,935,000        9,855,638
   Series A, MBIA Insured, ETM, 5.75%, 1/01/18 ....................................................       1,000,000        1,072,710
St. Clair ISD No. 75 GO, MBIA Insured, 5.70%, 4/01/22 .............................................       2,250,000        2,362,658
St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured, 5.875%,
  5/01/30 .........................................................................................      17,785,000       19,136,126
St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured,
  5.00%, 7/01/15 ..................................................................................       1,165,000        1,177,617
St. Cloud Housing and RDA Sales Tax Revenue, Paramount Theater Project, Refunding,
  Series A, FGIC Insured, 5.00%, 3/01/22 ..........................................................       1,000,000        1,018,620
St. Michael ISD No. 885 GO,
   FSA Insured, 5.00%, 2/01/23 ....................................................................       3,300,000        3,452,262
   School Building, Refunding, FSA Insured, 5.00%, 2/01/24 ........................................       4,535,000        4,819,299
   School Building, Series A, FSA Insured, 4.75%, 2/01/29 .........................................       5,000,000        5,164,500
St. Paul ISD No. 625 GO,
   School Building, Series B, FSA Insured, 4.25%, 2/01/21 .........................................       1,000,000        1,002,770
   Series C, FSA Insured, 6.00%, 2/01/20 ..........................................................       1,600,000        1,686,064
St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32 ....................................       6,805,000        7,005,407
Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%, 2/01/22 ..............................       1,140,000        1,201,811
Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%,
   2/01/23 ........................................................................................       1,160,000        1,246,443
   2/01/25 ........................................................................................       1,300,000        1,396,876
Washington County GO, Capital Improvement Plan, Series A, 4.75%,
   2/01/22 ........................................................................................       3,200,000        3,321,440
   2/01/23 ........................................................................................       1,760,000        1,829,819
Washington County Housing and RDAR, Government Housing, Landfall Terrace Project,
  Refunding,
   5.35%, 2/01/22 .................................................................................       1,000,000        1,021,770
   5.40%, 8/01/27 .................................................................................       2,015,000        2,060,217
Watertown ISD No. 111 GO, Series A, FSA Insured, 5.00%, 2/01/24 ...................................       2,725,000        2,895,830
Western Minnesota Municipal Power Agency Revenue,
   MBIA Insured, 5.00%, 1/01/26 ...................................................................       8,565,000        8,970,381
   Refunding, Series A, AMBAC Insured, 5.50%, 1/01/12 .............................................       2,745,000        2,874,619
   Refunding, Series A, AMBAC Insured, 5.50%, 1/01/13 .............................................       4,500,000        4,594,590
   Series A, MBIA Insured, 5.00%, 1/01/30 .........................................................       5,200,000        5,422,612
Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
   2/01/19 ........................................................................................       2,000,000        2,113,080
   2/01/22 ........................................................................................       2,550,000        2,679,463
   2/01/25 ........................................................................................       3,000,000        3,147,150
   2/01/32 ........................................................................................       5,415,000        5,640,372
Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24 .................................       5,000,000        5,156,100
                                                                                                                        ------------
                                                                                                                         570,198,149
                                                                                                                        ------------


                                                          Semiannual Report | 99

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 3.0%
  PUERTO RICO 2.6%
  Puerto Rico Commonwealth GO, Public Improvement,
     FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ....................................................     $ 1,545,000     $  1,641,949
     FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ...................................................         580,000          619,579
     Refunding, FSA Insured, 5.00%, 7/01/23 .......................................................         955,000        1,000,267
     Refunding, FSA Insured, 5.125%, 7/01/30 ......................................................         420,000          439,753
  Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, MBIA Insured,
    5.00%, 7/01/25 ................................................................................       5,000,000        5,310,950
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 .............       1,000,000        1,055,830
  Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series F, XLCA
    Insured, 5.25%, 7/01/25 .......................................................................       2,500,000        2,838,975
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ......................       1,215,000        1,216,628
  Puerto Rico Public Finance Corp. Commonwealth Revenue, Series E, AMBAC Insured,
     5.50%, 8/01/27 ...............................................................................         625,000          738,250
     ETM, 5.50%, 8/01/27 ..........................................................................         375,000          441,791
                                                                                                                        ------------
                                                                                                                          15,303,972
                                                                                                                        ------------
  VIRGIN ISLANDS 0.4%
  Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
     10/01/20 .....................................................................................       1,160,000        1,267,486
     10/01/21 .....................................................................................       1,000,000        1,091,220
                                                                                                                        ------------
                                                                                                                           2,358,706
                                                                                                                        ------------
  TOTAL U.S. TERRITORIES ..........................................................................                       17,662,678
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $564,085,719) .................................................                      587,860,827
                                                                                                                        ------------
  SHORT TERM INVESTMENTS 0.1%
  MUNICIPAL BONDS 0.1%
  MINNESOTA 0.1%
a Hennepin County GO, Refunding, Series A, Weekly VRDN and Put, 3.27%, 12/01/25 ...................         600,000          600,000
a Minneapolis GO, Library, Weekly VRDN and Put, 3.27%, 12/01/32 ...................................         100,000          100,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $700,000) ....................................................                          700,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $564,785,719) 99.4% .....................................................                      588,560,827
  OTHER ASSETS, LESS LIABILITIES 0.6% .............................................................                        3,641,968
                                                                                                                        ------------
  NET ASSETS 100.0% ...............................................................................                     $592,202,795
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 116.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


100 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2006                      YEAR ENDED FEBRUARY 28,
CLASS A                                                 (UNAUDITED)        2006         2005         2004 g       2003         2002
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............     $  12.60      $  12.64     $  12.81     $  12.60     $  12.37     $  12.21
                                                         --------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...........................         0.26          0.53         0.54         0.55         0.57         0.60

 Net realized and unrealized gains (losses) ........        (0.06)        (0.04)       (0.16)        0.20         0.24         0.16
                                                         --------------------------------------------------------------------------
Total from investment operations ...................         0.20          0.49         0.38         0.75         0.81         0.76
                                                         --------------------------------------------------------------------------
Less distributions from:

 Net investment income .............................        (0.27)        (0.53)       (0.54)       (0.54)       (0.58)       (0.60)

 Net realized gains ................................           -- d          --        (0.01)          -- h         --           --
                                                         --------------------------------------------------------------------------
Total distributions ................................        (0.27)        (0.53)       (0.55)       (0.54)       (0.58)       (0.60)
                                                         --------------------------------------------------------------------------
Redemption fees ....................................           -- e          -- e         -- e         --           --           --
                                                         --------------------------------------------------------------------------
Net asset value, end of period .....................     $  12.53      $  12.60     $  12.64     $  12.81     $  12.60     $  12.37
                                                         ==========================================================================

Total return c .....................................         1.61%         3.98%        3.15%        6.17%        6.77%        6.41%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $928,972      $901,614     $849,970     $852,182     $822,031     $752,423

Ratios to average net assets:

 Expenses ..........................................         0.65% f       0.65%        0.65%        0.65%        0.65%        0.65%

 Net investment income .............................         4.18% f       4.20%        4.36%        4.38%        4.64%        4.86%

Portfolio turnover rate ............................         4.43%        16.44%       19.87%       14.89%       13.40%        9.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     The fund made a capital gain distribution of $0.0009.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     For the year ended February 29.

h     The fund made a capital distribution of $0.0027.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 101

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                     -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 2006                     YEAR ENDED FEBRUARY 28,
CLASS B                                                 (UNAUDITED)       2006         2005         2004 g       2003         2002
                                                     -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............      $ 12.64       $ 12.68      $ 12.85      $ 12.64      $ 12.40      $ 12.23
                                                         -------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.23          0.46         0.48         0.48         0.51         0.53

 Net realized and unrealized gains (losses) .......        (0.07)        (0.04)       (0.17)        0.21         0.25         0.17
                                                         -------------------------------------------------------------------------
Total from investment operations ..................         0.16          0.42         0.31         0.69         0.76         0.70
                                                         -------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................        (0.23)        (0.46)       (0.47)       (0.48)       (0.52)       (0.53)

 Net realized gains ...............................           -- d          --        (0.01)          -- h         --           --
                                                         -------------------------------------------------------------------------
Total distributions ...............................        (0.23)        (0.46)       (0.48)       (0.48)       (0.52)       (0.53)
                                                         -------------------------------------------------------------------------
Redemption fees ...................................           -- e          -- e         -- e         --           --           --
                                                         -------------------------------------------------------------------------
Net asset value, end of period ....................      $ 12.57       $ 12.64      $ 12.68      $ 12.85      $ 12.64      $ 12.40
                                                         =========================================================================

Total return c ....................................         1.32%         3.41%        2.56%        5.57%        6.24%        5.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................      $53,749       $56,478      $60,264      $60,869      $44,222      $16,629

Ratios to average net assets:

 Expenses .........................................         1.20% f       1.20%        1.20%        1.20%        1.20%        1.20%

 Net investment income ............................         3.63% f       3.65%        3.81%        3.83%        4.09%        4.31%

Portfolio turnover rate ...........................         4.43%        16.44%       19.87%       14.89%       13.40%        9.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     The fund made a capital gain distribution of $0.0009.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     For the year ended February 29.

h     The fund made a capital gain distribution of $0.0027.


102 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  AUGUST 31, 2006                        YEAR ENDED FEBRUARY 28,
CLASS C                                             (UNAUDITED)        2006          2005          2004 g        2003         2002
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $  12.70      $  12.74      $  12.90      $  12.69      $  12.45     $  12.28
                                                     -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................         0.23          0.46          0.48          0.48          0.51         0.53

 Net realized and unrealized gains (losses) ....        (0.07)        (0.04)        (0.16)         0.20          0.25         0.17
                                                     -----------------------------------------------------------------------------
Total from investment operations ...............         0.16          0.42          0.32          0.68          0.76         0.70
                                                     -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.23)        (0.46)        (0.47)        (0.47)        (0.52)       (0.53)

 Net realized gains ............................           -- d          --         (0.01)           -- h          --           --
                                                     -----------------------------------------------------------------------------
Total distributions ............................        (0.23)        (0.46)        (0.48)        (0.47)        (0.52)       (0.53)
                                                     -----------------------------------------------------------------------------
Redemption fees ................................           -- e          -- e          -- e          --            --           --
                                                     -----------------------------------------------------------------------------
Net asset value, end of period .................     $  12.63      $  12.70      $  12.74      $  12.90      $  12.69     $  12.45
                                                     =============================================================================

Total return c .................................         1.31%         3.38%         2.64%         5.53%         6.23%        5.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $134,884      $130,540      $108,617      $108,062      $ 91,189     $ 59,305

Ratios to average net assets:

 Expenses ......................................         1.20% f       1.20%         1.20%         1.22%         1.17%        1.20%

 Net investment income .........................         3.63% f       3.65%         3.81%         3.81%         4.12%        4.31%

Portfolio turnover rate ........................         4.43%         16.44%        19.87%        14.89%        13.40%        9.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     The fund made a capital gain distribution of $0.0009.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     For the year ended February 29.

h     The fund made a capital gain distribution of $0.0027.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 103

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
MUNICIPAL BONDS 99.1%
OHIO 96.6%
Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
  Children's Hospital Center, FSA Insured, 5.00%, 11/15/22 ......................................     $ 5,000,000     $    5,229,650
Akron GO, Improvement, FGIC Insured, 5.00%,
   12/01/20 .....................................................................................       2,150,000          2,281,021
   12/01/21 .....................................................................................       2,255,000          2,389,511
   12/01/22 .....................................................................................       1,185,000          1,251,123
Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
   12/01/22 .....................................................................................       2,460,000          2,597,268
   12/01/24 .....................................................................................       3,200,000          3,364,224
   12/01/33 .....................................................................................       8,005,000          8,349,775
Akron Sewer System Revenue, MBIA Insured, Pre-Refunded, 5.55%, 12/01/16 .........................       3,660,000          3,713,436
Anthony Wayne Local School District GO,
   Refunding, FSA Insured, 5.00%, 12/01/24 ......................................................       3,200,000          3,344,320
   School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.65%,
    12/01/21 ....................................................................................       1,845,000          2,008,891
   School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.70%,
    12/01/25 ....................................................................................       2,335,000          2,546,948
   School Facilities Construction and Improvement, Refunding, FSA Insured, 5.65%,
    12/01/21 ....................................................................................         645,000            694,904
   School Facilities Construction and Improvement, Refunding, FSA Insured, 5.125%,
    12/01/30 ....................................................................................       2,535,000          2,645,247
Archbold Area Local School District GO, AMBAC Insured, Pre-Refunded, 6.00%,
  12/01/21 ......................................................................................       2,000,000          2,051,120
Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
  Pre-Refunded, 6.00%, 12/01/24 .................................................................       2,345,000          2,585,269
Aurora City School District COP, MBIA Insured, Pre-Refunded,
   6.10%, 12/01/19 ..............................................................................       1,825,000          1,981,092
   6.15%, 12/01/24 ..............................................................................       1,670,000          1,815,357
Austintown Local School District GO, School Improvement, FSA Insured, 5.125%,
  12/01/30 ......................................................................................       7,715,000          8,212,540
Avon Lake City School District GO, FGIC Insured, Pre-Refunded, 5.50%, 12/01/26 ..................       4,000,000          4,305,080
Avon Lake Water System Revenue, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
  10/01/26 ......................................................................................       2,020,000          2,183,782
Avon Local School District GO,
   AMBAC Insured, Pre-Refunded, 6.00%, 12/01/20 .................................................       2,500,000          2,539,100
   School Improvement, MBIA Insured, 5.25%, 12/01/23 ............................................       1,000,000          1,076,500
   School Improvement, MBIA Insured, 5.25%, 12/01/29 ............................................       2,295,000          2,451,267
Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 .............................       8,125,000          8,244,681
Bluffton Exempted Village School District GO, Improvement, AMBAC Insured, 5.50%,
  12/01/28 ......................................................................................       1,190,000          1,419,789
Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%,
  9/20/36 .......................................................................................       2,940,000          3,042,929
Brookville Local School District GO, FSA Insured,
   5.25%, 12/01/22 ..............................................................................       1,075,000          1,160,043
   5.00%, 12/01/31 ..............................................................................       3,000,000          3,134,910
Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
  5.50%, 12/01/25 ...............................................................................         750,000            795,488


104 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Butler County GO,
   AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 .................................................     $ 1,000,000     $    1,014,940
   Judgment Bonds, FSA Insured, 4.75%, 12/01/26 .................................................       4,000,000          4,118,200
Canal Winchester Local School District GO, Capital Appreciation, MBIA Insured, zero cpn.,
   12/01/32 .....................................................................................       1,455,000            427,857
   12/01/33 .....................................................................................       2,000,000            558,340
Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 ............       1,555,000          1,683,225
Chillicothe City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/32 ..........       7,395,000          7,771,332
Cincinnati City School District GO,
   Classroom Facilities Construction and Improvement, FSA Insured, 5.00%, 12/01/25 ..............      10,660,000         11,213,894
   Classroom Facilities Construction and Improvement, FSA Insured, 5.00%, 12/01/27 ..............       2,500,000          2,628,300
   FSA Insured, 5.00%, 12/01/22 .................................................................       9,510,000          9,992,252
Cincinnati Technical College Revenue, AMBAC Insured,
   5.25%, 10/01/23 ..............................................................................       2,510,000          2,698,275
   5.00%, 10/01/28 ..............................................................................       2,715,000          2,843,202
Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 .................       2,035,000          2,209,440
Cleveland Municipal School District GO, FSA Insured, 5.00%, 12/01/27 ............................       4,000,000          4,214,640
Cleveland State University General Receipt Revenue, FGIC Insured,
   5.25%, 6/01/24 ...............................................................................       1,000,000          1,078,950
   5.00%, 6/01/34 ...............................................................................       5,000,000          5,231,300
Cleveland Waterworks Revenue,
   Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 .............................       6,715,000          6,859,440
   Series I, FSA Insured, Pre-Refunded, 5.00%, 1/01/28 ..........................................       4,785,000          4,919,124
   Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/22 .........................................       2,075,000          2,207,157
   Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/23 .........................................       4,285,000          4,557,912
   Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/25 .........................................       8,150,000          8,669,073
Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid Avenue
  Housing Corp., Fenn Project, AMBAC Insured, 5.00%,
   8/01/25 ......................................................................................       2,440,000          2,568,832
   8/01/28 ......................................................................................       2,145,000          2,258,256
Clyde-Green Springs Exempted Village School District GO, School Facilities Construction,
  Refunding and Improvement, MBIA Insured, 5.125%, 12/01/32 .....................................       1,000,000          1,055,860
Columbus City School District GO, Linden Elementary Construction, FSA Insured, 5.00%,
  12/01/28 ......................................................................................         900,000            932,616
Columbus Municipal Airport Authority Revenue, Airport Improvement, Port Columbus
  International, Series B, AMBAC Insured, 5.00%, 1/01/18 ........................................       3,565,000          3,648,635
Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, Pre-Refunded,
  5.30%, 12/01/19 ...............................................................................       1,500,000          1,580,610
Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31 ...................................       1,330,000          1,406,581
Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured,
  5.00%,
   12/01/22 .....................................................................................       1,000,000          1,054,520
   12/01/32 .....................................................................................       3,000,000          3,132,990
Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
   5.40%, 1/15/19 ...............................................................................       1,500,000          1,583,670
   5.50%, 1/15/30 ...............................................................................       1,760,000          1,837,528


                                                         Semiannual Report | 105

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%,
  1/20/29 .......................................................................................     $ 1,000,000     $    1,046,490
Cuyahoga County Utility System Revenue,
   AMBAC Insured, 5.125%, 2/15/28 ...............................................................       1,000,000          1,034,040
   Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ................       2,945,000          2,977,277
Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%,
  12/01/27 ......................................................................................       1,020,000          1,075,804
Dayton City School District GO, School Facilities Construction and Improvement, Series A,
  FGIC Insured,
   4.75%, 12/01/25 ..............................................................................       9,400,000          9,644,494
   5.00%, 12/01/29 ..............................................................................       8,275,000          8,644,561
Deerefield Township Tax Increment Revenue, Refunding, Series B, MBIA Insured, 5.00%,
  12/01/25 ......................................................................................       1,000,000          1,044,540
Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 ..................................       1,950,000          2,036,853
Eaton City School District GO, FGIC Insured, 5.00%, 12/01/25 ....................................       1,250,000          1,313,363
Edgewood City School District GO, School Improvement, Refunding, FSA Insured, 5.00%,
  12/01/24 ......................................................................................       2,220,000          2,351,180
Fairborn Ohio City School District GO, School Improvement, FSA Insured, 5.00%,
   12/01/23 .....................................................................................       1,205,000          1,274,806
   12/01/24 .....................................................................................       1,265,000          1,336,397
   12/01/25 .....................................................................................       1,330,000          1,404,068
Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 ..............................................       1,600,000          1,691,632
Fairless Ohio Local School District GO, Various Purpose School Facilities Construction, FSA
  Insured, 5.00%, 12/01/28 ......................................................................       2,085,000          2,189,625
Field Local School District GO, School Facilities Construction and Improvement, AMBAC
  Insured, 5.00%, 12/01/27 ......................................................................       1,290,000          1,366,678
Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ..............................       1,980,000          2,073,179
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue
  Anticipation Bonds, Refunding, AMBAC Insured, 5.00%,
   12/01/23 .....................................................................................       6,910,000          7,356,386
   12/01/24 .....................................................................................       7,255,000          7,706,479
Franklin County Hospital Revenue,
   Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/21 .....................       3,365,000          3,661,961
   Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/28 .....................       4,265,000          4,641,386
   OhioHealth Corp., Refunding, Series C, MBIA Insured, 5.00%, 5/15/33 ..........................       5,250,000          5,430,548
Franklin County Ohio Hospital Revenue, The Children's Hospital, FGIC Insured, 5.00%,
  5/01/35 .......................................................................................      10,000,000         10,398,100
Franklin GO, MBIA Insured, 5.25%, 12/01/27 ......................................................       1,500,000          1,593,135
Garfield Heights GO, Various Purpose, Refunding and Improvement, FGIC Insured, 5.00%,
  12/01/27 ......................................................................................       2,655,000          2,805,220
Georgetown Exempted Village School District GO, Classroom Facilities, FSA Insured,
  5.125%, 12/01/31 ..............................................................................       1,000,000          1,063,060
Graham Local School District GO, School Improvement, Refunding, MBIA Insured, 5.00%,
  12/01/33 ......................................................................................       6,055,000          6,374,886
Grand Valley Local School District GO, Classroom Facilities Improvement, FGIC Insured,
  5.00%, 12/01/24 ...............................................................................       1,300,000          1,358,630


106 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A, MBIA
  Insured, Pre-Refunded, 5.125%, 12/01/21 .......................................................     $ 1,750,000     $    1,874,495
Green Community Learning Centers Income Tax Revenue, MBIA Insured, 5.00%,
   12/01/27 .....................................................................................       1,205,000          1,269,660
   12/01/28 .....................................................................................       1,265,000          1,329,464
   12/01/32 .....................................................................................       2,675,000          2,800,538
Greene County GO, AMBAC Insured, 5.00%,
   12/01/22 .....................................................................................       1,475,000          1,547,305
   12/01/28 .....................................................................................       2,620,000          2,730,852
Greene County Sewer System Revenue, Governmental Enterprise,
   AMBAC Insured, Pre-Refunded, 5.625%, 12/01/25 ................................................       1,890,000          2,056,037
   MBIA Insured, Pre-Refunded, 5.25%, 12/01/25 ..................................................       5,000,000          5,273,350
Greene County Water System Revenue,
   Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 .......................................       5,400,000          5,778,108
   Series A, FGIC Insured, Pre-Refunded, 6.125%, 12/01/21 .......................................       2,100,000          2,205,441
Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 ....................................       2,690,000          2,814,332
Hamilton County Convention Facilities Authority Revenue,
   FGIC Insured, 5.00%, 12/01/24 ................................................................       2,795,000          2,944,980
   FGIC Insured, 5.00%, 12/01/28 ................................................................       5,400,000          5,660,658
   second lien, FGIC Insured, 5.00%, 12/01/33 ...................................................       7,235,000          7,540,679
Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital, Series J,
  FGIC Insured, 5.25%, 5/15/34 ..................................................................       5,000,000          5,297,900
Hamilton County Sales Tax Revenue,
   Refunding, Series B, AMBAC Insured, 5.25%, 12/01/32 ..........................................      19,720,000         20,654,925
   Series B, AMBAC Insured, 5.60%, 12/01/32 .....................................................       1,200,000          1,278,384
Hamilton County Sewer System Revenue,
   Improvement, Series A, MBIA Insured, Pre-Refunded, 5.25%, 12/01/21 ...........................       1,000,000          1,077,060
   Metropolitan Sewer District Improvement, Series B, MBIA Insured, 5.00%, 12/01/30 .............       4,000,000          4,226,960
Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
   11/01/18 .....................................................................................       1,010,000          1,083,276
   11/01/19 .....................................................................................       1,015,000          1,088,638
   11/01/20 .....................................................................................       1,120,000          1,199,083
   11/01/21 .....................................................................................       1,180,000          1,261,609
Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded,
   5.90%, 10/15/21 ..............................................................................       3,040,000          3,077,909
   5.20%, 10/15/23 ..............................................................................       7,275,000          7,584,042
Heath City School District GO, School Improvement, Series A, FGIC Insured, Pre-Refunded,
   5.60%, 12/01/21 ..............................................................................       1,000,000          1,078,280
   5.50%, 12/01/27 ..............................................................................       1,170,000          1,257,025
Highland Local School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
   12/01/23 .....................................................................................       3,680,000          3,920,046
   12/01/26 .....................................................................................       3,675,000          3,914,720
Hilliard School District GO,
   Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
    12/01/19 ....................................................................................       2,190,000          1,215,165
   Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
    12/01/20 ....................................................................................       4,525,000          2,384,856


                                                         Semiannual Report | 107

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Hilliard School District GO, (continued)
   School Improvement, FGIC Insured, Pre-Refunded, 5.75%, 12/01/28 ..............................     $ 4,000,000     $    4,370,880
   School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ..................................       3,010,000          3,191,383
Huber Heights Water System Revenue, Refunding and Improvement, MBIA Insured, 5.00%,
   12/01/27 .....................................................................................       3,205,000          3,404,447
   12/01/30 .....................................................................................       2,250,000          2,377,665
Hudson City School District COP, MBIA Insured, 5.00%, 6/01/34 ...................................       6,720,000          7,021,862
Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 ............................       1,390,000          1,497,572
Jackson Center Local School District Shelby County GO, Facilities Construction and
  Improvement, MBIA Insured, 5.00%, 12/01/28 ....................................................       1,175,000          1,224,714
Jackson City School District GO, School Improvement, MBIA Insured, Pre-Refunded, 5.25%,
  12/01/27 ......................................................................................       3,000,000          3,210,900
Jackson Local School District GO, Stark and Summit Counties Local School District,
   FSA Insured, Pre-Refunded, 5.50%, 12/01/20 ...................................................       4,000,000          4,297,520
   FSA Insured, Pre-Refunded, 5.625%, 12/01/25 ..................................................       3,500,000          3,777,375
   MBIA Insured, Pre-Refunded, 5.50%, 12/01/21 ..................................................       3,060,000          3,134,664
Jefferson Local School District Madison County School Construction GO, FGIC Insured,
  5.00%, 12/01/25 ...............................................................................       1,200,000          1,267,896
Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
  MBIA Insured,
   4.75%, 12/01/22 ..............................................................................       1,105,000          1,139,808
   5.00%, 12/01/27 ..............................................................................       6,195,000          6,470,925
   5.00%, 12/01/30 ..............................................................................       3,320,000          3,454,925
Kenston Local School District GO, School Improvement, MBIA Insured, 5.00%,
   12/01/24 .....................................................................................       2,380,000          2,494,811
   12/01/25 .....................................................................................       2,500,000          2,619,125
Kettering City School District GO, School Improvement, FSA Insured, 5.00%,
   12/01/28 .....................................................................................       2,970,000          3,121,351
   12/01/31 .....................................................................................       2,595,000          2,718,522
Keystone Local School District Lorain County GO, School Improvement, FSA Insured, 5.00%,
  12/01/30 ......................................................................................       6,170,000          6,471,960
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
  5.00%, 8/15/23 ................................................................................       1,500,000          1,535,955
Lake Ohio Local School District GO, MBIA Insured,
   5.30%, 12/01/21 ..............................................................................       1,575,000          1,692,842
   5.375%, 12/01/25 .............................................................................       1,900,000          2,042,291
Lakewood City School District GO, School Improvement, FSA Insured, 5.125%, 12/01/31 .............      21,900,000         23,265,465
Lakota Local School District GO, FSA Insured, 5.00%, 12/01/29 ...................................       8,365,000          8,852,679
Lebanon City School District GO, Refunding, FSA Insured, 5.00%, 12/01/29 ........................       6,250,000          6,473,500
Licking County Joint Vocational School District GO, School Facilities Construction and
  Improvement, MBIA Insured,
   5.00%, 12/01/21 ..............................................................................       2,200,000          2,315,258
   4.75%, 12/01/23 ..............................................................................       2,230,000          2,296,543
Licking Heights Local School District GO, School Facilities Construction and Improvement,
   Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 ...........................................       2,085,000          2,202,677
   Refunding, Series A, MBIA Insured, 5.00%, 12/01/25 ...........................................       2,215,000          2,338,353
   Refunding, Series A, MBIA Insured, 5.00%, 12/01/26 ...........................................       2,345,000          2,472,076
   Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 .......................................       4,000,000          4,317,000


108 | Semiannual Report

Franklin Tax-Free Trust

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FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Little Miami Local School District GO, School Improvement, FSA Insured, 5.00%,
  12/01/34 ......................................................................................     $ 4,000,000     $    4,226,240
Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured,
  Pre-Refunded, 5.00%,
   12/01/22 .....................................................................................       1,200,000          1,278,276
   12/01/29 .....................................................................................       1,000,000          1,065,230
London City School District GO, School Facilities Construction and Improvement, FGIC
  Insured, Pre-Refunded, 5.00%,
   12/01/22 .....................................................................................         700,000            745,661
   12/01/29 .....................................................................................       1,500,000          1,597,845
Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 .......................       1,640,000          1,730,544
Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC
  Insured, 5.50%, 9/01/29 .......................................................................       6,250,000          6,578,937
Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B, MBIA
  Insured, 5.50%, 9/01/27 .......................................................................       5,000,000          5,179,300
Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 .........................................       1,050,000          1,127,312
Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ...............................       3,500,000          3,635,170
Loveland City School District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%,
  12/01/24 ......................................................................................       4,000,000          4,208,800
Lucas County GO, 8.00%,
   12/01/06 .....................................................................................         120,000            121,206
   12/01/08 .....................................................................................         110,000            120,226
   12/01/09 .....................................................................................         120,000            134,656
   12/01/10 .....................................................................................         220,000            254,329
Lucas County Hospital Revenue, Promedica Healthcare Obligation Group,
   MBIA Insured, ETM, 5.75%, 11/15/14 ...........................................................       4,460,000          4,570,742
   Refunding, AMBAC Insured, 5.375%, 11/15/29 ...................................................         750,000            783,270
   Refunding, MBIA Insured, 5.75%, 11/15/14 .....................................................         300,000            307,086
Mad River Local School District GO, Classroom Facilities, FGIC Insured, Pre-Refunded,
  5.125%, 12/01/24 ..............................................................................       4,180,000          4,516,030
Madison Local School District Butler County GO,
   MBIA Insured, 5.75%, 12/01/26 ................................................................       1,000,000          1,070,170
   School Improvement, FGIC Insured, 5.60%, 12/01/26 ............................................       1,120,000          1,204,482
Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured, ETM,
  5.50%, 10/15/25 ...............................................................................       4,750,000          5,433,525
Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ...........................       1,905,000          2,032,883
Marietta Water Revenue, AMBAC Insured, Pre-Refunded, 5.95%, 12/01/21 ............................       3,875,000          3,935,179
Marion County City School District GO, School Facilities Construction and Improvement
  Project, FSA Insured,
   5.55%, 12/01/20 ..............................................................................       1,000,000          1,071,880
   5.625%, 12/01/22 .............................................................................       1,100,000          1,181,807
Marion County GO, AMBAC Insured, 5.05%, 12/01/31 ................................................       1,500,000          1,563,360
Martins Ferry City School District GO, School Facilities Construction and Improvement, FSA
  Insured, 5.00%, 12/01/32 ......................................................................       3,610,000          3,797,576


                                                         Semiannual Report | 109

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Marysville Exempted Village School District COP, School Facilities Project, MBIA Insured,
  Pre-Refunded, 5.25%,
   12/01/28 .....................................................................................     $ 2,120,000     $    2,348,239
   12/01/30 .....................................................................................       2,650,000          2,935,299
Marysville Exempted Village School District GO,
   Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/20 ...........................       1,000,000            534,430
   Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/21 ...........................       1,000,000            507,620
   FSA Insured, Pre-Refunded, 5.30%, 12/01/21 ...................................................       2,000,000          2,150,380
   FSA Insured, Pre-Refunded, 5.35%, 12/01/25 ...................................................       2,010,000          2,165,051
   FSA Insured, Pre-Refunded, 5.375%, 12/01/29 ..................................................       2,465,000          2,657,541
   Refunding, MBIA Insured, 5.00%, 12/01/29 .....................................................       1,000,000          1,041,760
   School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 .............................       2,890,000          3,186,109
Marysville Wastewater Treatment System Revenue, first mortgage, Refunding, MBIA Insured,
  5.00%, 12/01/35 ...............................................................................       4,780,000          5,028,799
Mason City School District GO, School Improvement,
   FSA Insured, 5.00%, 12/01/31 .................................................................       5,000,000          5,238,000
   MBIA Insured, Pre-Refunded, 5.00%, 12/01/20 ..................................................       5,495,000          5,853,439
Maumee City School District GO, School Facilities Construction and Improvement, FSA
  Insured, 5.00%, 12/01/27 ......................................................................       3,610,000          3,792,991
Medina City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/27 ........................       2,015,000          2,127,215
Medina GO, 5.00%, 12/01/22 ......................................................................       1,100,000          1,166,341
Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%,
  12/01/22 ......................................................................................       1,675,000          1,768,465
Middletown City School District GO, FGIC Insured, 5.00%, 12/01/31 ...............................      14,975,000         15,648,426
Milford Exempted Village School District GO, School Improvement, FSA Insured,
   5.00%, 12/01/22 ..............................................................................       2,000,000          2,083,920
   5.125%, 12/01/30 .............................................................................       7,325,000          7,643,564
Minerva Local School District GO, Classroom Facilities, MBIA Insured, Pre-Refunded,
  5.30%, 12/01/29 ...............................................................................       1,300,000          1,417,078
Minster School District School Facilities and Construction GO, FSA Insured, Pre-Refunded,
   5.70%, 12/01/23 ..............................................................................       3,190,000          3,479,556
   5.75%, 12/01/27 ..............................................................................       3,260,000          3,562,267
Monroe Local School District GO, AMBAC Insured, 5.00%, 12/01/23 .................................       1,000,000          1,046,220
Morley Library District GO, Lake County District Library, Library Improvement, AMBAC
  Insured, 4.75%, 12/01/21 ......................................................................       1,000,000          1,033,720
New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
  AMBAC Insured,
   5.125%, 10/01/21 .............................................................................       3,000,000          3,171,540
   5.20%, 10/01/24 ..............................................................................       5,000,000          5,304,450
New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
  5.85%, 1/01/21 ................................................................................         850,000            858,755
Newark City School District GO, School Improvement, Series A, FGIC Insured, 5.00%,
  12/01/33 ......................................................................................       5,535,000          5,827,414
Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
  Pre-Refunded, 5.45%, 12/01/25 .................................................................       3,035,000          3,280,926
Oak Hills Local School District GO, MBIA Insured, Pre-Refunded, 5.45%, 12/01/21 .................       5,000,000          5,162,700


110 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Ohio Capital Corp. HMR,
   Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ............................................     $ 1,280,000     $    1,293,235
   Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ......................       1,310,000          1,312,581
   Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 .......................       2,565,000          2,576,594
Ohio Center Local Government Capital Asset Financing Program Fractionalized Interests GO,
  FSA Insured,
   4.875%, 12/01/18 .............................................................................       1,255,000          1,326,560
   5.25%, 12/01/23 ..............................................................................       1,410,000          1,521,545
Ohio HFA,
   MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ...................       2,035,000          2,086,709
   RMR, Series C, GNMA Secured, 5.75%, 9/01/30 ..................................................       1,075,000          1,094,737
Ohio State Air Quality Development Authority Revenue,
   Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ...............       3,500,000          3,502,345
   JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ......................................       6,875,000          7,072,312
   Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ...........................       9,075,000          9,432,736
   Pollution Control, Dayton Power, Refunding, Series B, FGIC Insured, 4.80%, 1/01/34 ...........      26,270,000         26,722,107
Ohio State Building Authority Revenue,
   Adult Correctional Facilities, Series A, AMBAC Insured, Pre-Refunded, 5.60%,
    4/01/16 .....................................................................................       2,000,000          2,042,680
   State Facilities, Administration Building Fund Project, Refunding, Series A, FSA Insured,
    5.00%, 4/01/22 ..............................................................................       3,100,000          3,237,578
   State Facilities, Adult Correction, Series A, FSA Insured, 5.00%, 4/01/24 ....................       5,390,000          5,709,411
Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
  6.50%, 4/15/12 ................................................................................         795,000            795,914
Ohio State GO, Common Schools, Series B, 4.625%, 9/15/22 ........................................       5,000,000          5,121,100
Ohio State Higher Educational Facility Commission Revenue,
   FGIC Insured, 5.00%, 5/01/23 .................................................................       8,460,000          8,873,863
   Higher Educational Facility, Oberlin College, AMBAC Insured, Pre-Refunded, 5.00%,
    10/01/26 ....................................................................................       8,000,000          8,401,360
   Higher Educational Facility, Xavier University Project, CIFG Insured, 5.00%, 5/01/23 .........       3,385,000          3,570,396
   Higher Educational Facility, Xavier University Project, CIFG Insured, 5.00%, 5/01/24 .........       2,000,000          2,107,920
   University of Dayton Project, XLCA Insured, 5.00%, 12/01/34 ..................................       8,500,000          8,902,475
   Xavier University Higher Educational Facility, MBIA Insured, Pre-Refunded, 5.375%,
    5/15/22 .....................................................................................       3,500,000          3,611,860
Ohio State Higher Educational Facility Revenue,
   Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%, 12/01/34 ............       4,935,000          5,144,441
   Otterbein College Project, CIFG Insured, 5.00%, 12/01/25 .....................................       2,205,000          2,333,552
   Otterbein College Project, CIFG Insured, 5.00%, 12/01/35 .....................................       3,225,000          3,380,348
Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%, 2/15/31 ..................      16,425,000         17,123,555
Ohio State University General Receipts Athens Revenue,
   FSA Insured, Pre-Refunded, 5.00%, 12/01/24 ...................................................       3,025,000          3,155,922
   MBIA Insured, 5.00%, 12/01/24 ................................................................       2,155,000          2,272,103
Ohio State University General Receipts Revenue,
   Series A, 5.125%, 12/01/31 ...................................................................       2,500,000          2,641,000
   State University Ohio, Series B, MBIA Insured, 5.00%, 6/01/33 ................................       5,255,000          5,474,028
Ohio State Water Development Authority Pollution Control Facilities Revenue, Water Control
  Loan Fund, Water Quality Series, MBIA Insured, Pre-Refunded, 5.125%, 6/01/19 ..................       5,000,000          5,143,250


                                                         Semiannual Report | 111

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Ohio State Water Development Authority Revenue,
   Drinking Water Fund, Leverage, Pre-Refunded, 5.00%, 6/01/23 ..................................     $ 2,255,000     $    2,420,697
   Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ........................          10,000             10,006
   Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/18 ........................         385,000            385,243
   Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ....................................       1,405,000          1,469,827
Olentangy Local School District GO,
   BIG Insured, 7.75%, 12/01/08 .................................................................         375,000            408,116
   BIG Insured, 7.75%, 12/01/09 .................................................................         375,000            420,889
   BIG Insured, 7.75%, 12/01/10 .................................................................         375,000            433,691
   FSA Insured, 5.00%, 12/01/30 .................................................................       9,000,000          9,453,010
   FSA Insured, Pre-Refunded, 5.00%, 12/01/25 ...................................................       1,130,000          1,207,043
   Refunding, FSA Insured, 5.00%, 12/01/25 ......................................................         705,000            738,565
   School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.625%,
    12/01/27 ....................................................................................       4,500,000          4,856,625
   School Facilities Construction and Improvement, Series A, FGIC Insured, 5.25%,
    12/01/32 ....................................................................................      11,200,000         11,984,448
Ottawa and Glandorf Local School District GO, School Facilities Construction and
  Improvement, MBIA Insured, 5.25%, 12/01/23 ....................................................       2,175,000          2,327,315
Perrysburg Exempted Village School District GO, Series B, FSA Insured, 5.00%, 12/01/25 ..........       5,000,000          5,188,800
Pickerington Local School District GO,
   AMBAC Insured, Pre-Refunded, 5.00%, 12/01/25 .................................................       7,000,000          7,365,400
   School Facilities Construction and Improvement, FGIC Insured, Pre-Refunded, 5.00%,
    12/01/28 ....................................................................................       3,000,000          3,195,690
Plain Local School District GO, FGIC Insured,
   6.00%, 12/01/25 ..............................................................................         800,000            875,216
   Pre-Refunded, 6.00%, 12/01/25 ................................................................       3,700,000          4,079,879
Plainesville City School District GO, School Improvement, FGIC Insured, 5.00%,
 12/01/28 .......................................................................................       2,515,000          2,650,131
Princeton City School District GO, MBIA Insured, 5.00%,
   12/01/25 .....................................................................................       1,700,000          1,786,173
   12/01/26 .....................................................................................       2,725,000          2,859,642
   12/01/30 .....................................................................................       2,260,000          2,364,502
Ravenna City School District GO, School Improvement, FSA Insured, 5.00%, 1/15/31 ................       1,710,000          1,803,862
Ridgewood Local School District GO, School Facilities Improvement, FSA Insured, 6.00%,
 12/01/24 .......................................................................................       1,730,000          1,897,948
Rittman Exempted Village School District GO, School Improvement, FSA Insured, 5.125%,
 12/01/31 .......................................................................................       1,000,000          1,046,130
Riverside Local School District GO, School Facilities Construction and Improvement, MBIA
 Insured, Pre-Refunded, 5.75%, 12/01/22 .........................................................       1,000,000          1,092,720
Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured,
 Pre-Refunded, 5.875%, 10/01/24 .................................................................       3,100,000          3,333,709
Salem GO, AMBAC Insured, 6.50%, 12/01/06 ........................................................         400,000            402,696
Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
   5.00%, 12/01/21 ..............................................................................       1,225,000          1,298,071
   5.25%, 12/01/26 ..............................................................................         725,000            774,829


112 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Sidney City School District GO, School Improvement, Refunding,
     FGIC Insured, 5.125%, 12/01/28 .............................................................     $ 1,425,000     $    1,496,564
     Series B, FGIC Insured, 5.25%, 12/01/23 ....................................................       1,780,000          1,896,786
     Series B, FGIC Insured, 5.25%, 12/01/28 ....................................................       1,000,000          1,060,260
  South-Western City School District of Ohio Franklin and Pickway Counties GO, FGIC Insured,
    ETM, 7.875%,
     12/01/06 ...................................................................................         600,000            606,042
     12/01/07 ...................................................................................         600,000            630,840
  Springboro Sewer System Revenue, Mortgage, MBIA Insured, 5.00%,
     6/01/25 ....................................................................................       1,000,000          1,053,660
     6/01/27 ....................................................................................       1,095,000          1,153,758
  St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 ................       1,515,000          1,639,927
  Steubenville City School District GO, School Facilities and Implementation, MBIA Insured,
    5.60%, 12/01/22 .............................................................................       1,500,000          1,608,285
  Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%,
    12/01/25 ....................................................................................       2,500,000          2,595,350
  Strongsville City School District COP, CIFG Insured, 5.00%, 12/01/34 ..........................       2,355,000          2,463,377
  Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 ..................       1,950,000          2,079,305
  Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, Pre-Refunded,
    5.25%, 12/01/21 .............................................................................       4,505,000          4,878,239
  Swanton Local School District GO, School Improvement, FGIC Insured, Pre-Refunded,
    5.25%, 12/01/25 .............................................................................       1,895,000          2,056,719
  Sycamore Community City School District COP, Blue Ash Elementary School Project, AMBAC
    Insured, 5.125%, 12/01/25 ...................................................................       1,000,000          1,049,720
  Sylvania City School District GO,
     Refunding, FGIC Insured, 5.00%, 12/01/22 ...................................................       1,550,000          1,625,981
     Various Purpose, FGIC Insured, 5.30%, 12/01/20 .............................................       2,225,000          2,389,272
  Toledo City School District GO, School Facilities Improvement,
     FSA Insured, 5.00%, 12/01/23 ...............................................................       1,500,000          1,576,035
     Series B, FGIC Insured, 5.00%, 12/01/27 ....................................................       1,925,000          2,022,578
  Toledo GO, Limited Tax,
     7.375%, 12/01/06 ...........................................................................         625,000            630,288
     AMBAC Insured, Pre-Refunded, 6.00%, 12/01/16 ...............................................       1,000,000          1,025,560
  Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
     11/15/22 ...................................................................................       1,000,000          1,055,510
     11/15/23 ...................................................................................       1,000,000          1,052,330
a Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured,
    5.25%, 12/01/26 .............................................................................       1,500,000          1,619,310
  Toledo Waterworks Revenue, MBIA Insured, 5.00%, 11/15/30 ......................................       6,425,000          6,763,148
  Trenton Water System Revenue, Improvement, FSA Insured, 5.125%, 12/01/34 ......................       2,750,000          2,915,550
  Tri-Valley Local School District GO, FGIC Insured,
     5.25%, 12/01/29 ............................................................................       1,305,000          1,389,173
     Pre-Refunded, 5.25%, 12/01/29 ..............................................................       7,225,000          7,810,225
  Trotwood-Madison City School District GO, School Improvement, FGIC Insured, 5.375%,
   12/01/22 .....................................................................................       1,685,000          1,823,237
  Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 ..................................       1,475,000          1,585,389


                                                         Semiannual Report | 113

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Twinsburg GO,
   Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 ........................................     $ 1,000,000     $    1,044,840
   Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ....................................       1,000,000          1,044,840
Union County GO, MBIA Insured, 5.00%, 12/01/33 ..................................................       2,895,000          3,001,449
University of Akron General Receipts Revenue, FGIC Insured,
   4.75%, 1/01/25 ...............................................................................       1,080,000          1,117,033
   5.00%, 1/01/28 ...............................................................................       1,475,000          1,546,715
   5.00%, 1/01/35 ...............................................................................       5,250,000          5,481,735
   Pre-Refunded, 5.70%, 1/01/24 .................................................................       7,050,000          7,573,815
   Pre-Refunded, 5.75%, 1/01/29 .................................................................       1,500,000          1,613,775
University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
  6/01/28 .......................................................................................       7,400,000          7,662,626
University of Cincinnati General Receipts Revenue,
   AMBAC Insured, 5.00%, 6/01/31 ................................................................       1,350,000          1,404,864
   Series A, AMBAC Insured, 5.00%, 6/01/23 ......................................................       1,845,000          1,947,748
   Series A, AMBAC Insured, 5.00%, 6/01/24 ......................................................       1,940,000          2,045,420
   Series A, AMBAC Insured, 5.00%, 6/01/25 ......................................................       2,005,000          2,112,588
   Series AD, MBIA Insured, Pre-Refunded, 5.125%, 6/01/20 .......................................       1,500,000          1,517,145
Upper Arlington County School District GO, MBIA Insured, Pre-Refunded, 5.25%,
  12/01/22 ......................................................................................       5,000,000          5,069,500
Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement,
  FGIC Insured, 5.25%, 12/01/25 .................................................................       1,160,000          1,226,282
Van Wert City School District GO, School Improvement, FGIC Insured, 5.00%,
   12/01/27 .....................................................................................       4,805,000          5,019,015
   12/01/30 .....................................................................................       2,500,000          2,601,600
Wadsworth City School District GO, FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 ..................       1,200,000          1,300,308
Warren City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ...............       3,000,000          3,152,880
Warrensville Heights City School District GO, School Improvement, FGIC Insured,
   5.625%, 12/01/20 .............................................................................       3,500,000          3,768,835
   5.75%, 12/01/24 ..............................................................................       2,750,000          2,976,765
Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 .........................................       1,085,000          1,135,073
Wausen Exempted Village School District GO, School Improvement, MBIA Insured,
  Pre-Refunded, 5.50%, 12/01/17 .................................................................       1,800,000          1,842,318
Wayne Local School District GO, Warren County, AMBAC Insured, Pre-Refunded, 6.10%,
  12/01/24 ......................................................................................       1,800,000          1,828,566
West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 ........................................       1,500,000          1,557,210
West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%,
  12/01/24 ......................................................................................       2,750,000          2,891,130
Westfall Local School District GO, School Facilities Construction Improvement, FGIC Insured,
  Pre-Refunded, 6.00%, 12/01/22 .................................................................       2,850,000          3,087,975
Wheelersburg Local School District GO, School Improvement, FSA Insured, 5.00%,
  12/01/32 ......................................................................................       1,400,000          1,472,744
Wilmington Water Revenue, first mortgage, System, AMBAC Insured, 5.25%, 6/15/29 .................       3,320,000          3,428,664
Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ....................         500,000            502,530


114 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Zanesville City School District GO, School Improvement, MBIA Insured,
     4.75%, 12/01/22 ............................................................................     $ 5,500,000     $    5,715,765
     4.75%, 12/01/26 ............................................................................       3,250,000          3,368,430
     5.05%, 12/01/29 ............................................................................       3,500,000          3,682,596
                                                                                                                      --------------
                                                                                                                       1,079,669,939
                                                                                                                      --------------
  U.S. TERRITORIES 2.5%
  PUERTO RICO 2.5%
  Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
    5.00%, 7/01/32 ..............................................................................      10,000,000         10,717,800
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ....................      11,000,000         11,010,120
  University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ....................       6,000,000          6,047,160
                                                                                                                      --------------
  TOTAL U.S. TERRITORIES ........................................................................                         27,775,080
                                                                                                                      --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,055,575,348) .............................................                      1,107,445,019
                                                                                                                      --------------
  SHORT TERM INVESTMENT (COST $700,000) 0.1%
  MUNICIPAL BOND 0.1%
  OHIO 0.1%
b Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co.,
    Series C, Daily VRDN and Put, 3.45%, 6/01/23 ................................................         700,000            700,000
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $1,056,275,348) 99.2% .................................................                      1,108,145,019
  OTHER ASSETS, LESS LIABILITIES 0.8% ...........................................................                          9,459,225
                                                                                                                      --------------
  NET ASSETS 100.0% .............................................................................                     $1,117,604,244
                                                                                                                      ==============

See Selected Portfolio Abbreviations on page 116.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

AD    - Assessment District
AMBAC - American Municipal Bond Assurance Corp.
BIG   - Bond Investors Insurance Co. (acquired by MBIA in
        1989 and no longer does business under this name)
CDA   - Community Development Authority/Agency
CDD   - Community Development District
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
HMR   - Home Mortgage Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Individual Development Authority Revenue
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
PUD   - Public Utility District
RDA   - Redevelopment Agency/Authority
RDAR  - Redevelopment Agency Revenue
RMR   - Residential Mortgage Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
USD   - Unified/Union School District
XLCA  - XL Capital Assurance


116 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2006 (unaudited)

                                                       -------------------------------------------------------------------------
                                                           FRANKLIN                              FRANKLIN           FRANKLIN
                                                           FLORIDA            FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                       INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                          INCOME FUND       INCOME FUND         INCOME FUND        INCOME FUND
                                                       -------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................................    $  159,015,423     $1,876,296,689     $  479,877,155     $1,316,676,091
                                                        =======================================================================
  Value ............................................    $  167,735,149     $1,971,827,981     $  507,211,799     $1,389,716,315
 Cash ..............................................            44,037             25,708             44,771             70,567
 Receivables:
  Investment securities sold .......................                --          1,062,134                 --                 --
  Capital shares sold ..............................           125,144          4,078,446          2,187,162          2,503,927
  Interest .........................................         2,379,130         23,050,013          5,898,081         18,953,209
                                                        -----------------------------------------------------------------------
        Total assets ...............................       170,283,460      2,000,044,282        515,341,813      1,411,244,018
                                                        -----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................                --         10,459,900                 --                 --
  Capital shares redeemed ..........................           192,079          1,924,622          1,342,590          2,007,040
  Affiliates .......................................            97,569          1,138,742            296,291            847,779
  Distributions to shareholders ....................           231,845          2,778,547            685,174          1,955,825
 Accrued expenses and other liabilities ............            26,492             50,198             45,812             76,374
                                                        -----------------------------------------------------------------------
        Total liabilities ..........................           547,985         16,352,009          2,369,867          4,887,018
                                                        -----------------------------------------------------------------------
          Net assets, at value .....................    $  169,735,475     $1,983,692,273     $  512,971,946     $1,406,357,000
                                                        =======================================================================
Net assets consist of:
 Paid-in capital ...................................    $  162,380,071     $1,888,664,629     $  486,512,010     $1,332,282,345
 Distributions in excess of net investment income ..          (165,798)        (2,140,571)          (280,162)        (1,253,464)
 Net unrealized appreciation (depreciation) ........         8,719,726         95,531,292         27,334,644         73,040,224
 Accumulated net realized gain (loss) ..............        (1,198,524)         1,636,923           (594,546)         2,287,895
                                                        -----------------------------------------------------------------------
          Net assets, at value .....................    $  169,735,475     $1,983,692,273     $  512,971,946     $1,406,357,000
                                                        =======================================================================
CLASS A:
 Net assets, at value ..............................    $  169,735,475     $1,752,742,535     $  453,946,188     $1,234,994,748
                                                        =======================================================================
 Shares outstanding ................................        15,885,367        143,026,575         38,179,606        101,121,165
                                                        =======================================================================
 Net asset value per share a .......................    $        10.69     $        12.25     $        11.89     $        12.21
                                                        =======================================================================
 Maximum offering price per share
  (net asset value per share / 95.75%) .............    $        11.16     $        12.79     $        12.42     $        12.75
                                                        =======================================================================
CLASS B:
 Net assets, at value ..............................                --     $   88,951,739                 --     $   48,360,820
                                                        =======================================================================
 Shares outstanding ................................                --          7,224,712                 --          3,940,734
                                                        =======================================================================
 Net asset value and maximum offering price
  per share a ......................................                --     $        12.31                 --     $        12.27
                                                        =======================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 117

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006 (unaudited)

                                                       -------------------------------------------------------------------------
                                                           FRANKLIN                              FRANKLIN           FRANKLIN
                                                           FLORIDA           FRANKLIN          MASSACHUSETTS        MICHIGAN
                                                       INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                         INCOME FUND        INCOME FUND         INCOME FUND       INCOME FUND
                                                       -------------------------------------------------------------------------
CLASS C:
 Net assets, at value ..............................                --     $  141,997,999     $   59,025,758     $  123,001,432
                                                        =======================================================================
 Shares outstanding ................................                --         11,485,490          4,927,677          9,973,848
                                                        =======================================================================
 Net asset value and maximum offering price
  per share a ......................................                --     $        12.36     $        11.98     $        12.33
                                                        =======================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


118 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006 (unaudited)

                                                                                  -----------------------------------
                                                                                      FRANKLIN           FRANKLIN
                                                                                      MINNESOTA            OHIO
                                                                                  INSURED TAX-FREE   INSURED TAX-FREE
                                                                                     INCOME FUND        INCOME FUND
                                                                                  -----------------------------------
Assets:
 Investments in securities:
  Cost ........................................................................    $  564,785,719     $1,056,275,348
                                                                                   =================================
  Value .......................................................................    $  588,560,827     $1,108,145,019
 Cash .........................................................................            11,618             68,469
 Receivables:
  Capital shares sold .........................................................           855,047          1,318,758
  Interest ....................................................................         5,433,302         13,705,792
                                                                                   ---------------------------------
        Total assets ..........................................................       594,860,794      1,123,238,038
                                                                                   ---------------------------------
Liabilities:
 Payables:
  Investment securities purchased .............................................                --          1,619,310
  Capital shares redeemed .....................................................         1,421,450          1,727,310
  Affiliates ..................................................................           343,132            657,240
  Distributions to shareholders ...............................................           791,610          1,509,418
 Accrued expenses and other liabilities .......................................           101,807            120,516
                                                                                   ---------------------------------
        Total liabilities .....................................................         2,657,999          5,633,794
                                                                                   ---------------------------------
          Net assets, at value ................................................    $  592,202,795     $1,117,604,244
                                                                                   =================================
Net assets consist of:
 Paid-in capital ..............................................................    $  572,013,901     $1,066,934,345
 Distributions in excess of net investment income .............................          (585,444)          (887,403)
 Net unrealized appreciation (depreciation) ...................................        23,775,108         51,869,671
 Accumulated net realized gain (loss) .........................................        (3,000,770)          (312,369)
                                                                                   =================================
          Net assets, at value ................................................    $  592,202,795     $1,117,604,244
                                                                                   =================================
CLASS A:
 Net assets, at value .........................................................    $  528,665,977     $  928,971,720
                                                                                   =================================
 Shares outstanding ...........................................................        43,764,002         74,160,863
                                                                                   =================================
 Net asset value per share a ..................................................    $        12.08     $        12.53
                                                                                   =================================
  Maximum offering price per share (net asset value per share / 95.75%) .......    $        12.62     $        13.09
                                                                                   =================================
CLASS B:
 Net assets, at value .........................................................                --     $   53,748,686
                                                                                   =================================
 Shares outstanding ...........................................................                --          4,274,306
                                                                                   =================================
 Net asset value and maximum offering price per share a .......................                --     $        12.57
                                                                                   =================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 119

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006 (unaudited)

                                                                                  -----------------------------------
                                                                                      FRANKLIN           FRANKLIN
                                                                                      MINNESOTA            OHIO
                                                                                  INSURED TAX-FREE   INSURED TAX-FREE
                                                                                     INCOME FUND        INCOME FUND
                                                                                  -----------------------------------
CLASS C:
 Net assets, at value .........................................................    $   63,536,818     $  134,883,838
                                                                                   =================================
 Shares outstanding ...........................................................         5,223,188         10,678,174
                                                                                   =================================
 Net asset value and maximum offering price per share a .......................    $        12.16     $        12.63
                                                                                   =================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


120 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2006 (unaudited)

                                                            ----------------------------------------------------------------------
                                                                FRANKLIN                            FRANKLIN          FRANKLIN
                                                                FLORIDA          FRANKLIN         MASSACHUSETTS       MICHIGAN
                                                            INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                              INCOME FUND       INCOME FUND       INCOME FUND        INCOME FUND
                                                            ----------------------------------------------------------------------
Investment income:
 Interest ...............................................     $  4,221,858      $ 48,579,770      $ 12,245,736      $ 34,980,661
                                                              ------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ..............................          488,918         4,514,353         1,259,951         3,270,576
 Distribution fees: (Note 3c)
  Class A ...............................................           86,346           863,193           224,677           617,283
  Class B ...............................................               --           297,271                --           161,638
  Class C ...............................................               --           469,021           189,912           404,053
 Transfer agent fees (Note 3e) ..........................           26,775           407,406           102,414           341,843
 Custodian fees .........................................            1,268            14,362             3,789            11,568
 Reports to shareholders ................................            6,531            75,550            19,370            53,239
 Registration and filing fees ...........................            3,813            51,647            10,538            15,663
 Professional fees ......................................            8,318            20,837            10,264            19,526
 Trustees' fees and expenses ............................              785             7,765             1,909             4,624
 Other ..................................................           17,932            57,842            17,451            39,821
                                                              ------------------------------------------------------------------
        Total expenses ..................................          640,686         6,779,247         1,840,275         4,939,834
                                                              ------------------------------------------------------------------
           Net investment income ........................        3,581,172        41,800,523        10,405,461        30,040,827
                                                              ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..............          166,432         1,632,636           (24,213)        2,333,988
 Net change in unrealized appreciation (depreciation)
  on investments ........................................       (1,101,223)      (10,030,498)         (925,758)       (8,066,982)
                                                              ------------------------------------------------------------------
Net realized and unrealized gain (loss) .................         (934,791)       (8,397,862)         (949,971)       (5,732,994)
                                                              ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ........................................     $  2,646,381      $ 33,402,661      $  9,455,490      $ 24,307,833
                                                              ==================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 121

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2006 (unaudited)

                                                                             -----------------------------------
                                                                                FRANKLIN            FRANKLIN
                                                                                MINNESOTA             OHIO
                                                                             INSURED TAX-FREE   INSURED TAX-FREE
                                                                               INCOME FUND         INCOME FUND
                                                                             -----------------------------------
Investment income:
 Interest ................................................................     $14,190,608         $26,649,197
                                                                               -------------------------------
Expenses:
 Management fees (Note 3a) ...............................................       1,444,775           2,597,867
 Distribution fees: (Note 3c)
  Class A ................................................................         263,654             458,359
  Class B ................................................................              --             179,429
  Class C ................................................................         207,329             433,405
 Transfer agent fees (Note 3e) ...........................................         140,508             268,363
 Custodian fees ..........................................................           4,532               8,113
 Reports to shareholders .................................................          24,778              46,461
 Registration and filing fees ............................................           9,585              13,000
 Professional fees .......................................................          10,616              20,877
 Trustees' fees and expenses .............................................           2,605               4,871
 Other ...................................................................          22,830              54,413
                                                                               -------------------------------
        Total expenses ...................................................       2,131,212           4,085,158
                                                                               -------------------------------
           Net investment income .........................................      12,059,396          22,564,039
                                                                               -------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...............................      (1,500,864)           (309,890)
 Net change in unrealized appreciation (depreciation) on investments .....        (891,320)         (4,907,209)
                                                                               -------------------------------
Net realized and unrealized gain (loss) ..................................      (2,392,184)         (5,217,099)
                                                                               -------------------------------
Net increase (decrease) in net assets resulting from operations ..........     $ 9,667,212         $17,346,940
                                                                               ===============================


122 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                    -------------------------------------------------------------------------------
                                                              FRANKLIN FLORIDA                             FRANKLIN
                                                        INSURED TAX-FREE INCOME FUND              INSURED TAX-FREE INCOME FUND
                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                     AUGUST 31, 2006       YEAR ENDED          AUGUST 31, 2006       YEAR ENDED
                                                       (UNAUDITED)      FEBRUARY 28, 2006        (UNAUDITED)      FEBRUARY 28, 2006
                                                    -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................   $    3,581,172       $    6,604,403       $   41,800,523       $   80,542,442
  Net realized gain (loss) from investments ......          166,432              204,688            1,632,636            1,654,642
  Net change in unrealized appreciation
    (depreciation) on investments ................       (1,101,223)            (884,008)         (10,030,498)         (16,631,099)
                                                     -----------------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ...............        2,646,381            5,925,083           33,402,661           65,565,985
                                                     -----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income:
  Class A ........................................       (3,694,961)          (6,689,864)         (38,208,323)         (70,425,094)
  Class B ........................................               --                   --           (1,764,450)          (3,725,214)
  Class C ........................................               --                   --           (2,779,126)          (5,422,518)
 Net realized gains:
  Class A ........................................               --                   --              (70,462)                  --
  Class B ........................................               --                   --               (3,687)                  --
  Class C ........................................               --                   --               (5,821)                  --
                                                     -----------------------------------------------------------------------------
 Total distributions to shareholders .............       (3,694,961)          (6,689,864)         (42,831,869)         (79,572,826)
                                                     -----------------------------------------------------------------------------
 Capital share transactions: (Note 2)
  Class A ........................................       (4,645,775)          26,297,572           63,404,812          107,493,780
  Class B ........................................               --                   --           (5,114,723)          (8,062,143)
  Class C ........................................               --                   --           (5,236,344)          11,058,746
                                                     -----------------------------------------------------------------------------
 Total capital share transactions ................       (4,645,775)          26,297,572           53,053,745          110,490,383
                                                     -----------------------------------------------------------------------------
 Redemption fees .................................               --                   --                3,201                1,914
                                                     -----------------------------------------------------------------------------
        Net increase (decrease) in net assets ....       (5,694,355)          25,532,791           43,627,738           96,485,456
Net assets:
 Beginning of period .............................      175,429,830          149,897,039        1,940,064,535        1,843,579,079
                                                     -----------------------------------------------------------------------------
 End of period ...................................   $  169,735,475       $  175,429,830       $1,983,692,273       $1,940,064,535
                                                     =============================================================================
Distributions in excess of net investment income
 included in net assets:
  End of period ..................................   $     (165,798)      $      (52,009)      $   (2,140,571)      $   (1,189,195)
                                                     =============================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 123

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    -------------------------------------------------------------------------------
                                                            FRANKLIN MASSACHUSETTS                      FRANKLIN MICHIGAN
                                                         INSURED TAX-FREE INCOME FUND              INSURED TAX-FREE INCOME FUND
                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                     AUGUST 31, 2006       YEAR ENDED          AUGUST 31, 2006       YEAR ENDED
                                                       (UNAUDITED)      FEBRUARY 28, 2006        (UNAUDITED)      FEBRUARY 28, 2006
                                                    -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................   $   10,405,461       $   20,128,511       $   30,040,827       $   59,597,576
  Net realized gain (loss) from investments ......          (24,213)             880,842            2,333,988              729,588
  Net change in unrealized appreciation
    (depreciation) on investments ................         (925,758)          (3,758,067)          (8,066,982)          (9,828,625)
                                                     -----------------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ...............        9,455,490           17,251,286           24,307,833           50,498,539
                                                     -----------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income:
    Class A ......................................       (9,486,722)         (17,950,593)         (27,400,319)         (52,761,670)
    Class B ......................................               --                   --             (962,724)          (2,021,778)
    Class C ......................................       (1,060,679)          (1,901,135)          (2,386,487)          (4,405,037)
                                                     -----------------------------------------------------------------------------
 Total distributions to shareholders .............      (10,547,401)         (19,851,728)         (30,749,530)         (59,188,485)
                                                     -----------------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ......................................        4,506,088           29,907,208           10,198,961           38,941,085
    Class B ......................................               --                   --           (2,677,823)          (3,249,398)
    Class C ......................................        2,069,766            7,065,507              528,172           15,443,737
                                                     -----------------------------------------------------------------------------
 Total capital share transactions ................        6,575,854           36,972,715            8,049,310           51,135,424
                                                     -----------------------------------------------------------------------------
 Redemption fees .................................               10                1,813                1,637                  835
                                                     -----------------------------------------------------------------------------
        Net increase (decrease) in net assets ....        5,483,953           34,374,086            1,609,250           42,446,313
Net assets:
 Beginning of period .............................      507,487,993          473,113,907        1,404,747,750        1,362,301,437
                                                     -----------------------------------------------------------------------------
 End of period ...................................   $  512,971,946       $  507,487,993       $1,406,357,000       $1,404,747,750
                                                     =============================================================================
Distributions in excess of net investment income
 included in net assets:
  End of period ..................................   $     (280,162)      $     (138,222)      $   (1,253,464)      $     (544,761)
                                                     =============================================================================


124 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    -------------------------------------------------------------------------------
                                                              FRANKLIN MINNESOTA                         FRANKLIN OHIO
                                                         INSURED TAX-FREE INCOME FUND             INSURED TAX-FREE INCOME FUND
                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                     AUGUST 31, 2006        YEAR ENDED         AUGUST 31, 2006       YEAR ENDED
                                                       (UNAUDITED)       FEBRUARY 28, 2006       (UNAUDITED)      FEBRUARY 28, 2006
                                                    -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................   $   12,059,396       $   24,004,573       $   22,564,039       $   42,902,048
  Net realized gain (loss) from investments ......       (1,500,864)             493,089             (309,890)             117,597
  Net change in unrealized appreciation
   (depreciation) on investments .................         (891,320)          (4,972,494)          (4,907,209)          (3,263,484)
                                                     -----------------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ...............        9,667,212           19,525,168           17,346,940           39,756,161
                                                     -----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income:
  Class A ........................................      (11,154,447)         (21,680,983)         (19,518,064)         (36,680,704)
  Class B ........................................               --                   --           (1,018,504)          (2,133,888)
  Class C ........................................       (1,167,692)          (2,252,502)          (2,441,668)          (4,316,858)
 Net realized gains:
  Class A ........................................               --                   --              (66,058)                  --
  Class B ........................................               --                   --               (3,947)                  --
  Class C ........................................               --                   --               (9,567)                  --
                                                     -----------------------------------------------------------------------------
Total distributions to shareholders ..............      (12,322,139)         (23,933,485)         (23,057,808)         (43,131,450)
                                                     -----------------------------------------------------------------------------
Capital share transactions: (Note 2)
  Class A ........................................        2,366,967           16,818,991           32,089,932           54,475,327
  Class B ........................................               --                   --           (2,402,165)          (3,587,223)
  Class C ........................................       (1,069,654)           5,683,255            4,995,669           22,263,643
                                                     -----------------------------------------------------------------------------
 Total capital share transactions ................        1,297,313           22,502,246           34,683,436           73,151,747
                                                     -----------------------------------------------------------------------------
 Redemption fees .................................              190                4,158                  532                3,307
                                                     -----------------------------------------------------------------------------
        Net increase (decrease) in net assets ....       (1,357,424)          18,098,087           28,973,100           69,779,765
Net assets:
 Beginning of period .............................      593,560,219          575,462,132        1,088,631,144        1,018,851,379
                                                     -----------------------------------------------------------------------------
 End of period ...................................   $  592,202,795       $  593,560,219       $1,117,604,244       $1,088,631,144
                                                     -----------------------------------------------------------------------------
Distributions in excess of net investment income
 included in net assets:
  End of period ..................................   $     (585,444)      $     (322,701)      $     (887,403)      $     (473,206)
                                                     =============================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 125

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as open-end investment company, consisting of twenty-five separate funds. All funds included in this report (the Funds) are diversified, except the Florida Insured Tax-Free Income Fund. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------------------------------------------
CLASS A                               CLASS A & CLASS C                           CLASS A, CLASS B & CLASS C
--------------------------------------------------------------------------------------------------------------------
Franklin Florida Insured Tax-Free     Franklin Massachusetts Insured Tax-Free     Franklin Insured Tax-Free Income
 Income Fund                           Income Fund                                  Fund
                                      Franklin Minnesota Insured Tax-Free         Franklin Michigan Insured Tax-Free
                                       Income Fund                                  Income Fund
                                                                                  Franklin Ohio Insured Tax-Free
                                                                                    Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


126 | Semiannual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


                                                         Semiannual Report | 127

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


128 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                          -------------------------------------------------------------------
                                                  FRANKLIN FLORIDA                        FRANKLIN
                                                  INSURED TAX-FREE                    INSURED TAX-FREE
                                                     INCOME FUND                        INCOME FUND
                                          -------------------------------------------------------------------
                                               SHARES           AMOUNT             SHARES          AMOUNT
                                          -------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
 Shares sold .........................        1,166,515     $  12,391,056        12,807,953     $ 155,939,440
 Shares issued in reinvestment of
  distributions ......................          176,699         1,874,406         1,794,925        21,857,568
 Shares redeemed .....................       (1,784,859)      (18,911,237)       (9,397,565)     (114,392,196)
                                          -------------------------------------------------------------------
 Net increase (decrease) .............         (441,645)    $  (4,645,775)        5,205,313     $  63,404,812
                                          ===================================================================
Year ended February 28, 2006
 Shares sold .........................        4,289,179     $  46,134,494        20,512,515     $ 253,115,608
 Shares issued in reinvestment of
  distributions ......................          322,442         3,471,518         3,156,478        39,007,144
 Shares redeemed .....................       (2,167,173)      (23,308,440)      (14,956,509)     (184,628,972)
                                          -------------------------------------------------------------------
 Net increase (decrease) .............        2,444,448     $  26,297,572         8,717,484     $ 107,493,780
                                          ===================================================================
CLASS B SHARES:
Six months ended August 31, 2006
 Shares sold .........................                                               19,496     $     238,640
 Shares issued in reinvestment of
  distributions ......................                                               88,617         1,084,084
 Shares redeemed .....................                                             (526,373)       (6,437,447)
                                                                              -------------------------------
 Net increase (decrease) .............                                             (418,260)    $  (5,114,723)
                                                                              ===============================
Year ended February 28, 2006
 Shares sold .........................                                               53,765     $     668,671
 Shares issued in reinvestment of
  distributions ......................                                              186,436         2,315,200
 Shares redeemed .....................                                             (890,647)      (11,046,014)
                                                                              -------------------------------
 Net increase (decrease) .............                                             (650,446)    $  (8,062,143)
                                                                              ===============================
CLASS C SHARES:
Six months ended August 31, 2006
 Shares sold .........................                                              877,467     $  10,782,585
 Shares issued in reinvestment of
  distributions ......................                                              139,862         1,717,944
 Shares redeemed .....................                                           (1,443,290)      (17,736,873)
                                                                              -------------------------------
 Net increase (decrease) .............                                             (425,961)    $  (5,236,344)
                                                                              ===============================
Year ended February 28, 2006
 Shares sold .........................                                            2,717,167     $  33,908,544
 Shares issued in reinvestment of
  distributions ......................                                              275,874         3,438,742
 Shares redeemed .....................                                           (2,112,496)      (26,288,540)
                                                                              -------------------------------
 Net increase (decrease) .............                                              880,545     $  11,058,746
                                                                              ===============================


                                                         Semiannual Report | 129

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          -------------------------------------------------------------------
                                               FRANKLIN MASSACHUSETTS                FRANKLIN MICHIGAN
                                                  INSURED TAX-FREE                    INSURED TAX-FREE
                                                    INCOME FUND                         INCOME FUND
                                          -------------------------------------------------------------------
                                               SHARES           AMOUNT             SHARES           AMOUNT
                                          -------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
 Shares sold .........................        2,612,120     $  30,792,897         5,406,604     $  65,611,722
 Shares issued in reinvestment of
  distributions ......................          440,151         5,187,709         1,341,924        16,281,760
 Shares redeemed .....................       (2,670,835)      (31,474,518)       (5,912,214)      (71,694,521)
                                          -------------------------------------------------------------------
 Net increase (decrease) .............          381,436     $   4,506,088           836,314     $  10,198,961
                                          ===================================================================
Year ended February 28, 2006
 Shares sold .........................        5,805,602     $  69,386,820        11,262,333     $ 138,528,236
 Shares issued in reinvestment of
  distributions ......................          836,209        10,004,961         2,594,482        31,915,705
 Shares redeemed .....................       (4,138,640)      (49,484,573)      (10,694,374)     (131,502,856)
                                          -------------------------------------------------------------------
 Net increase (decrease) .............        2,503,171     $  29,907,208         3,162,441     $  38,941,085
                                          ===================================================================
CLASS B SHARES:
Six months ended August 31, 2006
 Shares sold .........................                                               23,274     $     281,252
 Shares issued in reinvestment of
  distributions ......................                                               54,127           659,829
 Shares redeemed .....................                                             (296,870)       (3,618,904)
                                                                              -------------------------------
 Net increase (decrease) .............                                             (219,469)    $  (2,677,823)
                                                                              ===============================
Year ended February 28, 2006
 Shares sold .........................                                               17,120     $     211,398
 Shares issued in reinvestment of
  distributions ......................                                              114,392         1,414,147
 Shares redeemed .....................                                             (394,952)       (4,874,943)
                                                                              -------------------------------
 Net increase (decrease) .............                                             (263,440)    $  (3,249,398)
                                                                              ===============================

CLASS C SHARES:
Six months ended August 31, 2006
 Shares sold .........................          519,255     $   6,166,498         1,030,176     $  12,621,624
 Shares issued in reinvestment of
  distributions ......................           57,287           680,244           135,489         1,659,461
 Shares redeemed .....................         (402,927)       (4,776,976)       (1,124,013)      (13,752,913)
                                          -------------------------------------------------------------------
 Net increase (decrease) .............          173,615     $   2,069,766            41,652     $     528,172
                                          ===================================================================
Year ended February 28, 2006
 Shares sold .........................        1,208,959     $  14,548,081         2,252,824     $  27,999,225
 Shares issued in reinvestment of
  distributions ......................          106,140         1,278,950           247,225         3,069,179
 Shares redeemed .....................         (728,129)       (8,761,524)       (1,260,740)      (15,624,667)
                                          -------------------------------------------------------------------
 Net increase (decrease) .............          586,970     $   7,065,507         1,239,309     $  15,443,737
                                          ===================================================================


130 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           ------------------------------------------------------------------
                                                  FRANKLIN MINNESOTA                    FRANKLIN OHIO
                                                   INSURED TAX-FREE                   INSURED TAX-FREE
                                                     INCOME FUND                         INCOME FUND
                                           ------------------------------------------------------------------
                                               SHARES           AMOUNT             SHARES           AMOUNT
                                           ------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
 Shares sold .........................        2,347,167      $ 28,101,017         5,781,291      $ 71,853,338
 Shares issued in reinvestment of
  distributions ......................          583,377         6,983,661           933,447        11,602,179
 Shares redeemed .....................       (2,733,965)      (32,717,711)       (4,135,204)      (51,365,585)
                                           ------------------------------------------------------------------
 Net increase (decrease) .............          196,579      $  2,366,967         2,579,534      $ 32,089,932
                                           ==================================================================
Year ended February 28, 2006
 Shares sold .........................        5,310,970      $ 64,513,653        10,320,636      $129,957,945
 Shares issued in reinvestment of
  distributions ......................        1,113,423        13,532,164         1,724,832        21,727,747
 Shares redeemed .....................       (5,047,390)      (61,226,826)       (7,726,005)      (97,210,365)
                                           ------------------------------------------------------------------
 Net increase (decrease) .............        1,377,003      $ 16,818,991         4,319,463      $ 54,475,327
                                           ==================================================================
CLASS B SHARES:
Six months ended August 31, 2006
 Shares sold .........................                                                8,659      $    108,197
 Shares issued in reinvestment of
  distributions ......................                                               55,403           691,144
 Shares redeemed .....................                                             (256,835)       (3,201,506)
                                                                               ------------------------------
 Net increase (decrease) .............                                             (192,773)     $ (2,402,165)
                                                                               ==============================
Year ended February 28, 2006
 Shares sold .........................                                               27,730      $    349,828
 Shares issued in reinvestment of
  distributions ......................                                              118,721         1,501,501
 Shares redeemed .....................                                             (430,321)       (5,438,552)
                                                                               ------------------------------
 Net increase (decrease) .............                                             (283,870)     $ (3,587,223)
                                                                               ==============================
CLASS C SHARES:
Six months ended August 31, 2006
 Shares sold .........................          365,383      $  4,403,796         1,283,494      $ 16,082,791
 Shares issued in reinvestment of
  distributions ......................           56,581           681,993           121,488         1,522,511
 Shares redeemed .....................         (511,258)       (6,155,443)       (1,006,927)      (12,609,633)
                                           ------------------------------------------------------------------
 Net increase (decrease) .............          (89,294)     $ (1,069,654)          398,055      $  4,995,669
                                           ==================================================================
Year ended February 28, 2006
 Shares sold .........................        1,140,353      $ 13,958,714         2,754,832      $ 34,968,344
 Shares issued in reinvestment of
  distributions ......................          116,443         1,424,517           217,176         2,757,630
 Shares redeemed .....................         (794,372)       (9,699,976)       (1,220,740)      (15,462,331)
                                           ------------------------------------------------------------------
 Net increase (decrease) .............          462,424      $  5,683,255         1,751,268      $ 22,263,643
                                           ==================================================================


                                                         Semiannual Report | 131

Franklin Tax-Free Trust

3. TRANSACTION WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
SUBSIDIARY                                                          AFFILIATION
----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                  Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
       0.625%              Up to and including $100 million
       0.500%              Over $100 million, up to and including $250 million
       0.450%              Over $250 million, up to and including $10 billion
       0.440%              Over $10 billion, up to and including $12.5 billion
       0.420%              Over $12.5 billion, up to and including $15 billion
       0.400%              Over $15 billion, up to and including $17.5 billion
       0.380%              Over $17.5 billion, up to and including $20 billion
       0.360%              In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets as follows:

                                                      --------------------------------------------------------
                                                          FRANKLIN                                FRANKLIN
                                                          FLORIDA             FRANKLIN          MASSACHUSETTS
                                                      INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
                                                        INCOME FUND          INCOME FUND         INCOME FUND
                                                      --------------------------------------------------------
Class A ..........................................          0.15%               0.10%               0.10%


132 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                                                         ---------------------------------------------------------
                                                             FRANKLIN             FRANKLIN            FRANKLIN
                                                             MICHIGAN             MINNESOTA             OHIO
                                                         INSURED TAX-FREE     INSURED TAX-FREE    INSURED TAX-FREE
                                                           INCOME FUND           INCOME FUND         INCOME FUND
                                                         ---------------------------------------------------------
Class A .............................................          0.10%                0.10%               0.10%

For the Franklin Florida Insured Tax-Free Income Fund, Distributors has set the current rate at 0.10% per year.

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                         ---------------------------------------------------------
                                                                                  FRANKLIN            FRANKLIN
                                                             FRANKLIN           MASSACHUSETTS         MICHIGAN
                                                         INSURED TAX-FREE     INSURED TAX-FREE    INSURED TAX-FREE
                                                           INCOME FUND           INCOME FUND         INCOME FUND
                                                         ---------------------------------------------------------
Class B .............................................          0.65%                  --                0.65%
Class C .............................................          0.65%                0.65%               0.65%

                                                         -------------------------------------
                                                             FRANKLIN             FRANKLIN
                                                            MINNESOTA               OHIO
                                                         INSURED TAX-FREE     INSURED TAX-FREE
                                                           INCOME FUND           INCOME FUND
                                                         -------------------------------------
Class B .............................................            --                 0.65%
Class C .............................................          0.65%                0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                         ---------------------------------------------------------
                                                             FRANKLIN                                FRANKLIN
                                                             FLORIDA             FRANKLIN          MASSACHUSETTS
                                                         INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
                                                           INCOME FUND          INCOME FUND         INCOME FUND
                                                         ---------------------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers ........................        $33,676             $184,466             $59,428
Contingent deferred sales charges retained ..........        $ 8,386             $112,613             $ 7,518


                                                         Semiannual Report | 133

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS (CONTINUED)

                                                        ----------------------------------------------------------
                                                            FRANKLIN             FRANKLIN             FRANKLIN
                                                            MICHIGAN            MINNESOTA               OHIO
                                                        INSURED TAX-FREE     INSURED TAX-FREE     INSURED TAX-FREE
                                                          INCOME FUND          INCOME FUND          INCOME FUND
                                                        ----------------------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers ........................       $195,340             $ 66,696             $196,588
Contingent deferred sales charges retained ..........       $ 66,901             $  3,291             $ 79,311

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                        ----------------------------------------------------------
                                                            FRANKLIN                                  FRANKLIN
                                                            FLORIDA              FRANKLIN          MASSACHUSETTS
                                                        INSURED TAX-FREE     INSURED TAX-FREE     INSURED TAX-FREE
                                                          INCOME FUND          INCOME FUND          INCOME FUND
                                                        ----------------------------------------------------------
Transfer agent fees .................................       $ 16,365             $275,822              $63,542

                                                        ----------------------------------------------------------
                                                            FRANKLIN             FRANKLIN             FRANKLIN
                                                            MICHIGAN            MINNESOTA               OHIO
                                                        INSURED TAX-FREE     INSURED TAX-FREE     INSURED TAX-FREE
                                                          INCOME FUND          INCOME FUND          INCOME FUND
                                                        ----------------------------------------------------------
Transfer agent fees .................................       $234,439              $96,064             $176,051

4. INCOME TAXES

At February 28, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. At February 28, 2006, the capital loss carryforwards were as follows:

                                                        -----------------------------------------------------------
                                                            FRANKLIN            FRANKLIN               FRANKLIN
                                                            FLORIDA           MASSACHUSETTS            MICHIGAN
                                                        INSURED TAX-FREE     INSURED TAX-FREE      INSURED TAX-FREE
                                                          INCOME FUND          INCOME FUND            INCOME FUND
                                                        -----------------------------------------------------------
Capital loss carryforwards expiring in:
 2009 ...............................................     $  544,925             $     --              $    --
 2010 ...............................................        256,409                   --                   --
 2012 ...............................................             --                1,364                   --
 2013 ...............................................        339,883              450,213               46,093
                                                          ----------------------------------------------------
                                                          $1,141,217             $451,577              $46,093
                                                          ====================================================


134 | Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                        ----------------
                                                            FRANKLIN
                                                            MINNESOTA
                                                        INSURED TAX-FREE
                                                           INCOME FUND
                                                        ----------------
Capital loss carryforwards expiring in:
 2009 ...............................................      $  561,506
 2010 ...............................................         788,761
                                                           ----------
                                                           $1,350,267
                                                           ==========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2006, the Franklin Florida Insured Tax-Free Income Fund, the Franklin Massachusetts Insured Tax-Free Income Fund and the Franklin Minnesota Insured Tax-Free Income Fund deferred realized capital losses of $223,740, $118,756 and $149,640, respectively.

At August 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                          --------------------------------------------------------
                                                              FRANKLIN                                FRANKLIN
                                                              FLORIDA             FRANKLIN          MASSACHUSETTS
                                                          INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
                                                            INCOME FUND         INCOME FUND          INCOME FUND
                                                          --------------------------------------------------------
Cost of investments .................................      $  159,014,042      $1,876,183,822      $  479,761,634
                                                           ======================================================

Unrealized appreciation .............................           8,730,722          95,835,116          27,530,296
Unrealized depreciation .............................              (9,615)           (190,957)            (80,131)
                                                           ------------------------------------------------------
Net unrealized appreciation (depreciation) ..........      $    8,721,107      $   95,644,159      $   27,450,165
                                                           ======================================================

                                                          --------------------------------------------------------
                                                              FRANKLIN           FRANKLIN             FRANKLIN
                                                              MICHIGAN           MINNESOTA              OHIO
                                                          INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
                                                            INCOME FUND         INCOME FUND          INCOME FUND
                                                          --------------------------------------------------------
Cost of investments .................................      $1,316,512,251      $  564,712,506      $1,056,206,496
                                                           ======================================================

Unrealized appreciation .............................          73,204,064          23,919,240          51,939,409
Unrealized depreciation .............................                  --             (70,919)               (886)
                                                           ------------------------------------------------------
Net unrealized appreciation (depreciation) ..........      $   73,204,064      $   23,848,321      $   51,938,523
                                                           ======================================================

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.


                                                         Semiannual Report | 135

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2006, were as follows:

                                                           --------------------------------------------------------
                                                               FRANKLIN                                FRANKLIN
                                                                FLORIDA            FRANKLIN          MASSACHUSETTS
                                                           INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
                                                              INCOME FUND         INCOME FUND         INCOME FUND
                                                           --------------------------------------------------------
Purchases ...........................................        $  6,001,114        $154,484,683         $50,269,544
Sales ...............................................        $  8,840,252        $ 90,495,023         $62,134,812

                                                           --------------------------------------------------------
                                                                FRANKLIN          FRANKLIN             FRANKLIN
                                                                MICHIGAN          MINNESOTA              OHIO
                                                            INSURED TAX-FREE   INSURED TAX-FREE    INSURED TAX-FREE
                                                               INCOME FUND       INCOME FUND          INCOME FUND
                                                           --------------------------------------------------------
Purchases ...........................................         $117,390,114       $ 63,971,083         $91,880,245
Sales ...............................................         $107,386,893       $ 62,920,004         $48,153,325

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.


136 | Semiannual Report

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.


                                                         Semiannual Report | 137

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


138 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                             Michigan 6
Arizona                             Minnesota 6
California 7                        Missouri
Colorado                            New Jersey
Connecticut                         New York 7
Florida 7                           North Carolina
Georgia                             Ohio 6
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 6                     Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06

                                               Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 S2006 10/06





                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                            AUGUST 31, 2006
--------------------------------------------------------------------------------

                                                   Franklin Alabama
                                                   Tax-Free Income Fund

                                                   Franklin Florida
                                                   Tax-Free Income Fund

                                                   Franklin Georgia
                                                   Tax-Free Income Fund

                                                   Franklin Kentucky
                                                   Tax-Free Income Fund

                                                   Franklin Louisiana
                                                   Tax-Free Income Fund

                                                   Franklin Maryland
                                                   Tax-Free Income Fund

                                                   Franklin Missouri
                                                   Tax-Free Income Fund

                                                   Franklin North Carolina
                                                   Tax-Free Income Fund

                                                   Franklin Virginia
                                                   Tax-Free Income Fund

--------------------------------------------------------------------------------
   SEMIANNUAL REPORT AND SHAREHOLDER LETTER             TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                 FRANKLIN TAX-FREE TRUST
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:

Understanding Interest Rates .............................................     4

SEMIANNUAL REPORT

Municipal Bond Market Overview ...........................................     7

Investment Strategy and Manager's Discussion .............................     9

Franklin Alabama Tax-Free Income Fund ....................................    10

Franklin Florida Tax-Free Income Fund ....................................    17

Franklin Georgia Tax-Free Income Fund ....................................    25

Franklin Kentucky Tax-Free Income Fund ...................................    32

Franklin Louisiana Tax-Free Income Fund ..................................    39

Franklin Maryland Tax-Free Income Fund ...................................    47

Franklin Missouri Tax-Free Income Fund ...................................    54

Franklin North Carolina Tax-Free Income Fund .............................    61

Franklin Virginia Tax-Free Income Fund ...................................    68

Financial Highlights and Statements of Investments .......................    75

Financial Statements .....................................................   139

Notes to Financial Statements ............................................   150

Shareholder Information ..................................................   164

--------------------------------------------------------------------------------

Semiannual Report

Municipal Bond Market Overview

For the six-month period ended August 31, 2006, the municipal bond market performed comparatively well as the fixed income markets continued to face moderate inflation expectations, mixed economic releases, volatile oil prices, concerns about the dollar, and geopolitical instability. Municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds over the six-month period. The Lehman Brothers Municipal Bond Index returned +2.02% for the period, while the Lehman Brothers U.S. Treasury Index returned +1.55%. 1

During the period, the Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.50% to 5.25%. On August 8, 2006, the Fed left the 5.25% rate unchanged, citing moderate economic growth, a gradually cooling housing market, and the lagging effect of prior tightening. The Fed stated that some inflation risk may remain and the extent and timing of any additional interest rate hikes will depend upon incoming data on inflation and economic growth.

Over the reporting period, interest rates across the Treasury yield curve (the spread between short-term and long-term yields) moved higher. Short-term yields increased as the Fed followed its tightening policy. The municipal yield curve flattened over the reporting period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield rose 11 basis points (100 basis points equal one percentage point) and the 10-year yield was unchanged, while the 30-year yield fell 5 basis points during the period. 2 Consequently, long-maturity municipal bonds continued to perform comparatively well.

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

2.    Source: Thomson Financial.


                                                           Semiannual Report | 7

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers had been refunding higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result of generally higher interest rates, refunding activity declined substantially in 2006. So far in 2006, overall supply has been approximately 16% lighter than in 2005. 3 Demand for municipal bonds remained strong over the first half of the Funds' fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. This broad base of buyers and tight bond supply supported the municipal bond market.

3. Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Semiannual Report

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 9

Franklin Alabama Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .................................. 66.3%
A ....................................  1.6%
BBB ..................................  6.6%
Not Rated by S&P ..................... 25.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS               MOODY'S        INTERNAL
AAA or Aaa              23.9%            0.1%
BBB or Baa               1.5%             --
---------------------------------------------
Total                   25.4%            0.1%

--------------------------------------------------------------------------------

This semiannual report for Franklin Alabama Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.49 on February 28, 2006, to $11.44 on August 31, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 77.


10 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Alabama Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                         ---------------------------------------
  MONTH                                    CLASS A                 CLASS C
--------------------------------------------------------------------------------
  March                                  4.04 cents               3.51 cents
--------------------------------------------------------------------------------
  April                                  4.04 cents               3.51 cents
--------------------------------------------------------------------------------
  May                                    4.04 cents               3.51 cents
--------------------------------------------------------------------------------
  June                                   4.04 cents               3.51 cents
--------------------------------------------------------------------------------
  July                                   4.04 cents               3.51 cents
--------------------------------------------------------------------------------
  August                                 4.04 cents               3.51 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 24.65 cents per share for the reporting period.2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.06% based on an annualization of the current 4.04 cent per share dividend and the maximum offering price of $11.95 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.57% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Alabama's economy continued to strengthen in 2006 as employment trends improved. As of August 31, 2006, Alabama's 3.5% unemployment rate was lower than the 4.7% national average. 3 Alabama's economic base has diversified into high technology, health care and business services. Manufacturing, however, remained vital to the state's overall economic health as the state benefited from the jobs added by several major automobile assembly operations and their parts suppliers.

State revenues exceeded forecasts and are expected to result in larger general and education fund balances. However, Alabama faced significant fiscal challenges including increased costs associated with Medicaid payments. The state's $603 per-capita debt was moderate compared with the $754 national median due to the state's conservative approach to borrowing. 4

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: Alabama; Tax Secured, General Obligation," RATINGSDIRECT, 2/1/06.


                                                          Semiannual Report | 11

PORTFOLIO BREAKDOWN
Franklin Alabama Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         25.0%
--------------------------------------------------------------------------------
Prerefunded                                                                22.4%
--------------------------------------------------------------------------------
Utilities                                                                  17.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     12.4%
--------------------------------------------------------------------------------
Higher Education                                                            8.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        4.3%
--------------------------------------------------------------------------------
Transportation                                                              2.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                            1.5%
--------------------------------------------------------------------------------
Housing                                                                     0.7%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

Alabama's AA credit rating and stable outlook, assigned by independent credit rating agency Standard & Poor's (S&P), was largely the result of the state's conservative fiscal management, its growing and increasingly diversified economic base, and S&P's expectations of a continued economic rebound. 5

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

5.    This does not indicate S&P's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRALX)                                          CHANGE             8/31/06        2/28/06
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.05              $11.44         $11.49
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
-----------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2465
-----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FALEX)                                          CHANGE             8/31/06        2/28/06
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.05              $11.53         $11.58
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
-----------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2142
-----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                              6-MONTH                  1-YEAR              5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +1.74%                  +2.67%             +26.49%         +65.16%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         -2.58%                  -1.73%              +3.91%          +4.69%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                            -0.52%              +4.11%          +4.62%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.06%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.57%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.51%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.68%
-----------------------------------------------------------------------------------------------------------
CLASS C                              6-MONTH                  1-YEAR              5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +1.44%                  +2.08%             +23.07%         +56.44%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         +0.45%                  +1.10%              +4.24%          +4.58%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                            +2.38%              +4.47%          +4.52%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.66%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       5.93%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.13%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.07%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 13

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


14 | Semiannual Report

Your Fund's Expenses

FRANKLIN ALABAMA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                     VALUE 3/1/06         VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,017.40               $3.61
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,021.63               $3.62
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,014.40               $6.40
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,018.85               $6.41
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


16 | Semiannual Report

Franklin Florida Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks as high a level of income exempt from federal income tax and Florida's annual intangibles tax as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 In addition, the Fund's shares are generally free from Florida's annual intangibles tax.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


AAA ....................................... 61.8%
AA ........................................  3.0%
A ......................................... 10.1%
BBB .......................................  8.5%
Not Rated by S&P .......................... 16.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. Not Rated by S&P

**    Does not include short-term investments and other net assets.

RATINGS                     MOODY'S        FITCH    INTERNAL
AAA or Aaa                     7.8%         0.2%        1.2%
AA or Aa                       0.8%          --          --
A                              2.5%         0.5%        0.1%
BBB or Baa                     1.0%         2.0%        0.5%
------------------------------------------------------------
Total                         12.1%         2.7%        1.8%

--------------------------------------------------------------------------------

This semiannual report for Franklin Florida Tax-Free Income Fund covers the period ended August 31, 2006.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 84.


                                                          Semiannual Report | 17

DIVIDEND DISTRIBUTIONS(2)
Franklin Florida Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                  ----------------------------------------------
 MONTH                             CLASS A           CLASS B        CLASS C
--------------------------------------------------------------------------------
 March                            4.50 cents        3.95 cents     3.95 cents
--------------------------------------------------------------------------------
 April                            4.50 cents        3.95 cents     3.95 cents
--------------------------------------------------------------------------------
 May                              4.50 cents        3.95 cents     3.95 cents
--------------------------------------------------------------------------------
 June                             4.46 cents        3.92 cents     3.92 cents
--------------------------------------------------------------------------------
 July                             4.46 cents        3.92 cents     3.92 cents
--------------------------------------------------------------------------------
 August                           4.46 cents        3.92 cents     3.92 cents
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.93 on February 28, 2006, to $11.87 on August 31, 2006. The Fund's Class A shares paid dividends totaling 27.32 cents per share for the same period. 2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.32% based on an annualization of the current 4.46 cent per share dividend and the maximum offering price of $12.40 on August 31, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.65% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Florida's location, climate, natural resources, favorable tax environment and competitive position in the southeast continued to drive its economic performance. Additionally, Florida's service-based economy outpaced the nation in terms of employment, population and gross state product growth. As of August 2006, the unemployment rate was 3.3%, considerably lower than the 4.7%

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


18 | Semiannual Report

U.S. rate. 3 The state's per-capita personal income lagged the national average by about 5%, but has steadily grown to 105% of the southeast regional average. 4

The Sunshine State experienced surging revenues, and fiscal year 2006 revenues were projected to be $1.7 billion above the original forecast. 5 All of Florida's major revenue sources contributed to the upward revision. The most significant increases came from documentary stamp taxes (reflecting robust real estate activity), the sales tax (bolstered by positive demographic trends), hurricane-related reconstruction, business spending, and corporate income taxes (from higher corporate profits).

However, the state's debt burden grew steadily as Florida confronted the demands of a growing population. High population growth, which gave strength to the state's economy, also put pressure on government services for education, corrections, transportation, and health and human services. Florida's debt ratios were above national medians but still moderate, with net tax-supported debt at 3.4% of personal income and debt per capita at $1,008, compared with 50-state medians of 2.4% and $703. 6 The structure of the state's debt has become increasingly complex with the recent addition of several special debt programs.

Based on the state's better-than-expected revenue performance, strong budget reserves and conservative budget management practices, independent credit rating agency Standard & Poor's assigned Florida's general obligation bonds its highest rating of AAA with a stable outlook. 7

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Florida Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                19.3%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     16.9%
--------------------------------------------------------------------------------
Transportation                                                             13.1%
--------------------------------------------------------------------------------
Utilities                                                                  12.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        9.5%
--------------------------------------------------------------------------------
General Obligation                                                          7.6%
--------------------------------------------------------------------------------
Other Revenue                                                               7.6%
--------------------------------------------------------------------------------
Tax-Supported                                                               6.3%
--------------------------------------------------------------------------------
Housing                                                                     3.8%
--------------------------------------------------------------------------------
Higher Education                                                            3.0%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: Florida Hurricane Catastrophe Fund; Miscellaneous Tax," RATINGSDIRECT, 7/7/06.

5. Source: Standard & Poor's, "Research: Summary: Florida; Tax Secured, General Obligation," RATINGSDIRECT, 1/18/06.

6.    Source: Moody's Investors Service, "New Issue: Florida (State of),"
      3/2/06.

7.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 19

Performance Summary as of 8/31/06

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRFLX)                       CHANGE       8/31/06      2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.06        $11.87       $11.93
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.2732
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FRFBX)                       CHANGE       8/31/06      2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.05        $11.96       $12.01
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.2400
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRFIX)                       CHANGE       8/31/06      2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.05        $12.02       $12.07
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.2400
--------------------------------------------------------------------------------


20 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------------------------
CLASS A                                          6-MONTH                      1-YEAR        5-YEAR           10-YEAR
--------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                         +1.83%                      +3.01%       +27.23%           +72.23%
--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                     -2.51%                      -1.40%        +4.03%            +5.13%
--------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                            -0.07%        +4.23%            +5.06%
--------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                         4.32%
--------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                      6.65%
--------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                                 3.69%
--------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                                  5.68%
--------------------------------------------------------------------------------------------------------------------------
CLASS B                                          6-MONTH                      1-YEAR        5-YEAR      INCEPTION (2/1/00)
--------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                         +1.61%                      +2.52%       +24.00%           +46.29%
--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                     -2.37%                      -1.42%        +4.06%            +5.95%
--------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                            -0.14%        +4.26%            +5.98%
--------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                         3.93%
--------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                      6.05%
--------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                                 3.32%
--------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                                  5.11%
--------------------------------------------------------------------------------------------------------------------------
CLASS C                                          6-MONTH                      1-YEAR        5-YEAR           10-YEAR
--------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                         +1.60%                      +2.41%       +23.86%           +63.43%
--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                     +0.61%                      +1.43%        +4.37%            +5.03%
--------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                            +2.75%        +4.57%            +4.96%
--------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                         3.91%
--------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                      6.02%
--------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                                 3.32%
--------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                                  5.11%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 21

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


22 | Semiannual Report

Your Fund's Expenses

FRANKLIN FLORIDA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06        VALUE 8/31/06      PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,018.30               $3.10
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,022.13               $3.11
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,016.10               $5.89
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,019.36               $5.90
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,016.00               $5.89
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,019.36               $5.90
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.61%; B: 1.16%; and C: 1.16%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


24 | Semiannual Report

Franklin Georgia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ................................. 65.5%
AA .................................. 10.2%
A ...................................  2.2%
BBB .................................  3.1%
Below Investment Grade ..............  1.7%
Not Rated by S&P .................... 17.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                             MOODY'S
AAA or Aaa                            15.0%
AA or Aa                               1.5%
BBB or Baa                             0.8%
-------------------------------------------
Total                                 17.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Georgia Tax-Free Income Fund covers the AA period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.13 on February 28, 2006, to $12.07 on August 31, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 95.


                                                          Semiannual Report | 25

DIVIDEND DISTRIBUTIONS 2
Franklin Georgia Tax-Free Income Fund

------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                        --------------------------------------
MONTH                                      CLASS A                 CLASS C
------------------------------------------------------------------------------
March                                    4.15 cents              3.58 cents
------------------------------------------------------------------------------
April                                    4.15 cents              3.58 cents
------------------------------------------------------------------------------
May                                      4.15 cents              3.58 cents
------------------------------------------------------------------------------
June                                     4.10 cents              3.55 cents
------------------------------------------------------------------------------
July                                     4.10 cents              3.55 cents
------------------------------------------------------------------------------
August                                   4.10 cents              3.55 cents
------------------------------------------------------------------------------

Class A shares paid dividends totaling 25.29 cents per share for the same period.2 The Performance Summary beginning on page 28 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.90% based on an annualization of the current 4.10 cent per share dividend and the maximum offering price of $12.61 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 6.38% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Georgia's rebounding economy outpaced the nation in employment gains. Although still facing weakness in the manufacturing and transportation sectors, the state's broad-based employment was boosted by strength in the professional and business services, leisure, and construction sectors. Expected job losses from the bankruptcy of Delta Air Lines, Georgia's second-largest employer, and from General Motors' and Ford Motor's manufacturing plant closings could be offset by potential job gains from Kia Motors' plant opening and its suppliers.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


26 | Semiannual Report

Efforts to stimulate geographical diversification outside of the Atlanta metropolitan area continued, and along with a diversified economy, limited the impact a few large employers have on the state. Net employment gains were anticipated in the next few years. As of August 2006, Georgia's unemployment rate was 4.6%, which was lower than the 4.7% national rate. 3

Georgia's financial operations stabilized with tax revenue growth and tight spending controls. Individual income and general sales tax collections in fiscal year 2006 were estimated to exceed fiscal year 2005 levels. In particular, corporate income tax receipts recorded a dramatic increase during fiscal year 2006. The state expects to replenish budget reserves to $703 million, although this level is still weaker than pre-recession peak levels. 4 Education and Medicaid spending increased, but based on the state's history of strong financial management, Georgia had a solid financial outlook.

Bound by the state constitution, Georgia's formal debt-management policy controlled debt issuance volume and maintained a moderate debt burden. Given the state's solid job growth and healthy revenue, independent credit rating agency Standard & Poor's assigned Georgia's general obligation bonds its highest rating of AAA with a stable outlook. 5

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: Georgia; General Obligation; General Obligation Equivalent Security," RATINGSDIRECT, 6/16/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Georgia Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                21.6%
--------------------------------------------------------------------------------
Utilities                                                                  21.2%
--------------------------------------------------------------------------------
Higher Education                                                           18.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     14.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.5%
--------------------------------------------------------------------------------
General Obligation                                                          7.5%
--------------------------------------------------------------------------------
Housing                                                                     2.6%
--------------------------------------------------------------------------------
Other Revenue                                                               2.3%
--------------------------------------------------------------------------------
Transportation                                                              2.1%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.5%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                          Semiannual Report | 27

Performance Summary as of 8/31/06

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FTGAX)                                         CHANGE            8/31/06         2/28/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.06             $12.07          $12.13
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                             $0.2529
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FGAIX)                                         CHANGE            8/31/06         2/28/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.06             $12.18          $12.24
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                             $0.2186
----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH                  1-YEAR     5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +1.63%                  +2.59%    +25.86%       +68.14%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  -2.71%                  -1.74%     +3.80%        +4.88%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                     -0.27%     +4.10%        +4.83%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                     3.90%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                  6.38%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                             3.48%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                              5.70%
----------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH                  1-YEAR     5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +1.32%                  +2.00%    +22.53%       +59.34%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  +0.33%                  +1.01%     +4.15%        +4.77%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                     +2.56%     +4.45%        +4.71%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                     3.50%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                  5.73%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                             3.10%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                              5.07%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


28 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 29

Your Fund's Expenses

FRANKLIN GEORGIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


30 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06         VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,016.30               $3.71
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,021.53               $3.72
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,013.20               $6.50
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,018.75               $6.51
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.73% and C: 1.28%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 31

Franklin Kentucky Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .....................................  47.1%
AA ......................................   9.3%
A .......................................   5.8%
BBB .....................................   9.2%
Below Investment Grade ..................   1.6%
Not Rated by S&P ........................  27.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                MOODY'S       FITCH
AAA or Aaa               20.3%         --
AA or Aa                  4.9%         --
A                          --         1.2%
BBB or Baa                0.6%         --
------------------------------------------
Total                    25.8%        1.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Kentucky Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.39 on February 28, 2006, to $11.34 on August 31, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 100.


32 | Semiannual Report

Class A shares paid dividends totaling 23.32 cents per share for the same period. 2 The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.85%. An investor in the 2006 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.30% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

COMMONWEALTH UPDATE

Kentucky's relatively diverse economy experienced a modest rebound. While the health care and distribution sectors were solid, the manufacturing sector remained weak but highly diversified. UPS (United Parcel Service of America), the commonwealth's leading employer, has its hub in Louisville, which attracts businesses and jobs to Kentucky. Growth in agriscience research took off, and the commonwealth is now home to many major agriscience companies. Despite these improving trends, Kentucky was forecast to lag the nation in employment and income growth. Unemployment was also expected to increase. As of August 2006, Kentucky's unemployment rate was 5.8%, which was higher than the 4.7% national rate. 3

Faced with challenges such as growing Medicaid, employee health care and pension costs, Kentucky struggled to improve its financial condition. The commonwealth had been responsive in addressing immediate budget problems by using one-time measures and drawing down reserves, but a structural budget imbalance remained. Although original revenue growth forecasts were weak,

DIVIDEND DISTRIBUTIONS 2

Franklin Kentucky Tax-Free Income Fund Class A

------------------------------------------------------------------------------
MONTH                                                      DIVIDEND PER SHARE
------------------------------------------------------------------------------
March                                                              3.85 cents
------------------------------------------------------------------------------
April                                                              3.85 cents
------------------------------------------------------------------------------
May                                                                3.85 cents
------------------------------------------------------------------------------
June                                                               3.80 cents
------------------------------------------------------------------------------
July                                                               3.80 cents
------------------------------------------------------------------------------
August                                                             3.80 cents
------------------------------------------------------------------------------

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


                                                          Semiannual Report | 33

PORTFOLIO BREAKDOWN
Franklin Kentucky Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       29.7%
--------------------------------------------------------------------------------
Utilities**                                                                26.7%
--------------------------------------------------------------------------------
Prerefunded                                                                12.4%
--------------------------------------------------------------------------------
General Obligation                                                         11.5%
--------------------------------------------------------------------------------
Higher Education                                                            6.3%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      5.5%
--------------------------------------------------------------------------------
Transportation                                                              3.4%
--------------------------------------------------------------------------------
Other Revenue                                                               2.6%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.6%
--------------------------------------------------------------------------------
Housing                                                                     0.3%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

actual numbers for fiscal years 2005 and 2006 turned out to be above expectations. After achieving a $214 million operating surplus in fiscal year 2005, the commonwealth enjoyed fiscal year 2006 revenues through May that outperformed estimates, and revenue growth was projected at 7.7%. 4 The 2006-2008 biennial budget continued the implementation of the tax modernization plan, which lowers various tax rates including many corporate taxes to stimulate further economic growth. The plan aims to improve the commonwealth's employment base and revenue stream.

Independent credit rating agency Standard & Poor's assigned Kentucky an issuer credit rating of AA- with a stable outlook. 5 The rating reflected manageable but rising debt levels, with the authorization of a record $2 billion in additional debt in the 2006-2008 biennial budget.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Sources: Standard & Poor's, "Research: State Review: Kentucky," RATINGSDIRECT, 5/8/06; Moody's Investors Service, "New Issue: Kentucky (Commonwealth of)," 6/21/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


34 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRKYX)                                         CHANGE             8/31/06        2/28/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.05              $11.34         $11.39
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                                $0.2332
----------------------------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                   6-MONTH                  1-YEAR         5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                  +1.64%                  +2.80%        +25.28%         +70.93%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3              -2.71%                  -1.57%         +3.71%          +5.05%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                 -0.34%         +4.09%          +4.96%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 5                               3.85%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 6            6.30%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 7                       3.57%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 6                        5.84%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 35

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. If the Fund's manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.56%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 3.8 cent per share current monthly dividend and the maximum offering price of $11.84 per share on 8/31/06.

6. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


36 | Semiannual Report

Your Fund's Expenses

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 37

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06         VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,016.40               $3.81
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,021.42               $3.82
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


38 | Semiannual Report

Franklin Louisiana Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                              % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                               78.2%
--------------------------------------------------------------------------------
AA                                                                 0.3%
--------------------------------------------------------------------------------
BBB                                                               10.1%
--------------------------------------------------------------------------------
Below Investment Grade                                             2.1%
--------------------------------------------------------------------------------
Not Rated by S&P                                                   9.3%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                            MOODY'S      INTERNAL
AAA or Aaa                            7.4%          0.7%
A                                     1.2%           --
--------------------------------------------------------
Total                                 8.6%          0.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Louisiana Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, began and ended the six-month reporting period at $11.52. The Fund's Class A shares

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 105.


                                                          Semiannual Report | 39

DIVIDEND DISTRIBUTIONS 2
Franklin Louisiana Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                 -------------------------------
MONTH                                                CLASS A            CLASS C
--------------------------------------------------------------------------------
March                                              4.10 cents         3.56 cents
--------------------------------------------------------------------------------
April                                              4.10 cents         3.56 cents
--------------------------------------------------------------------------------
May                                                4.10 cents         3.56 cents
--------------------------------------------------------------------------------
June                                               4.06 cents         3.53 cents
--------------------------------------------------------------------------------
July                                               4.06 cents         3.53 cents
--------------------------------------------------------------------------------
August                                             4.06 cents         3.53 cents
--------------------------------------------------------------------------------

paid dividends totaling 24.88 cents per share for the same period. 2 The Performance Summary beginning on page 43 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.05% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $12.03 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 6.63% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


40 | Semiannual Report

STATE UPDATE

Louisiana's strengths include strong financial management and revenue performance that exceeded projections. Income tax collections for the first 11 months of fiscal year 2006 were up $6 million compared with the same period in fiscal year 2005, while sales tax revenues increased $373 million. 3 The state's budget for fiscal year 2007, which began July 1, reflected a 57% increase in federal funding, mainly hurricane-related funding for housing rehabilitation. 4 Following the devastating effects of Hurricanes Katrina and Rita to the state's economy, emergency assistance and infrastructure rebuilding provided an inflow of revenues. The federal government recently enacted several measures that led to private activity bonding authority, community development block grants, levee construction appropriations and disaster recovery aid.

The state continues to face much uncertainty, economically and financially, regarding the pace and extent of rebuilding. On a long-term basis, the state's challenges include rebuilding its economy, as most of its main industries, such as tourism, seafood production, oil and gas, and chemicals, suffered damage in the hurricanes. As Louisiana's recovery and rebuilding continue, such activity will ripple throughout the state's economy. The state's ability to react to and contain fiscal deficits has improved significantly over the past decade as a result of steps taken to match expenditures to revenues, establish and maintain a rainy day fund, and greatly reduce the debt burden.

Louisiana's general obligation bond rating was reduced from A+ to A with a negative outlook by Standard & Poor's, an independent credit rating agency. 5 The rating and outlook reflected the state's ongoing challenges, including the pace and extent of economic recovery in New Orleans, the state's major economic center. The effects of reduced economic activity in the Gulf Coast region on the state's finances was uncertain, and although revenue performance since the hurricanes significantly exceeded expectations, it was unclear whether economic activity would be sustained for years to come.

3.    Source: Moody's Investors Service, "New Issue: Louisiana (State of),"
      6/23/06.

4. Source: Standard & Poor's, "Research: Louisiana; Appropriations; General Obligation," RATINGSDIRECT, 6/22/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Tax-Supported                                                              17.8%
--------------------------------------------------------------------------------
Higher Education                                                           16.1%
--------------------------------------------------------------------------------
Prerefunded                                                                12.9%
--------------------------------------------------------------------------------
General Obligation                                                         11.1%
--------------------------------------------------------------------------------
Utilities                                                                   9.1%
--------------------------------------------------------------------------------
Other Revenue                                                               9.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      8.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.0%
--------------------------------------------------------------------------------
Housing                                                                     3.3%
--------------------------------------------------------------------------------
Transportation                                                              2.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                          Semiannual Report | 41

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


42 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKLAX)                                         CHANGE             8/31/06        2/28/06
-----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            $0.00              $11.52         $11.52
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
-----------------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2488
-----------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FLAIX)                                         CHANGE             8/31/06        2/28/06
-----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$0.01              $11.64         $11.63

-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
-----------------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2163
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH                  1-YEAR              5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +2.20%                  +2.68%             +26.40%         +69.88%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -2.13%                  -1.68%              +3.89%          +4.99%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                  +0.18%              +4.12%          +4.93%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.05%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.63%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.59%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.88%
-----------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH                  1-YEAR              5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +1.98%                  +2.10%             +23.01%         +61.02%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +0.98%                  +1.11%              +4.23%          +4.88%
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                  +3.09%              +4.47%          +4.83%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.66%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             5.99%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.22%
-----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.27%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 43

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


44 | Semiannual Report

Your Fund's Expenses

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06         VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,022.00               $3.72
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,021.53               $3.72
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,019.80               $6.47
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,018.80               $6.46
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.73% and C: 1.27%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


46 | Semiannual Report

Franklin Maryland Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland state and local personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..........................................  55.2%
AA ...........................................  17.1%
A ............................................   9.6%
BBB ..........................................   4.9%
Not Rated by S&P .............................  13.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                             MOODY'S     INTERNAL
AAA or Aaa                             3.3%          --
AA or Aa                               2.6%          --
A                                      1.3%          --
BBB or Baa                             4.6%         1.4%
--------------------------------------------------------
Total                                 11.8%         1.4%

--------------------------------------------------------------------------------

This semiannual report for Franklin Maryland Tax-Free Income Fund covers the period ended August 31, 2006.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 111.


                                                          Semiannual Report | 47

DIVIDEND DISTRIBUTIONS 2
Franklin Maryland Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                --------------------------------
MONTH                                              CLASS A             CLASS C
--------------------------------------------------------------------------------
March                                            4.14 cents          3.59 cents
--------------------------------------------------------------------------------
April                                            4.14 cents          3.59 cents
--------------------------------------------------------------------------------
May                                              4.14 cents          3.59 cents
--------------------------------------------------------------------------------
June                                             4.19 cents          3.66 cents
--------------------------------------------------------------------------------
July                                             4.19 cents          3.66 cents
--------------------------------------------------------------------------------
August                                           4.19 cents          3.66 cents
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.77 on February 28, 2006, to $11.72 on August 31, 2006. The Fund's Class A shares paid dividends totaling 25.41 cents per share for the same period. 2 The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.08% based on an annualization of the current 4.16 cent per share dividend and the maximum offering price of $12.24 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Maryland state and local personal income tax bracket of 40.17% would need to earn a distribution rate of 6.82% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Maryland's diverse economy stayed strong and outperformed the nation's. Its broad economic base, anchored by services, government, leisure and hospitality, and construction, gained from a mature infrastructure and is projected to maintain strong employment growth. The state's high wealth and personal income levels supported a strong though cooled residential housing market. Attracted to the growing job market, the state's in-migration remained steady and also contributed to solid housing demand. With a well-educated labor force, Maryland's per-capita personal income levels were the fourth highest in

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


48 | Semiannual Report
the nation and still growing. Maryland's unemployment remained low, and as of August 2006, its unemployment rate was 4.1%, which was lower than the 4.7% national rate. 3

Estimates for fiscal year 2006 showed a projected surplus and strong economic and revenue growth. Individual income tax revenue estimates were up 9.6% and corporate tax revenue estimates were up 18.1% over fiscal year 2005 levels. 4 Maryland is expected to expand its rainy day fund balance to $757.5 million. 4 The state's use of a five-year financial plan provides the basis for future fiscal decisions and recognizes budget gaps years in advance. Quarterly monitoring and reporting of key revenues allows the state to make midyear adjustments if necessary to maintain balance. Spending pressure from education and Medicaid remained, but Maryland's conservative and proactive fiscal practices should be able to address those issues accordingly.

Maryland's debt ratios remained low. The state's debt-affordability policy limited issuance and kept ratios manageable with above-average maturities. Independent rating agency Standard & Poor's assigned Maryland's general obligation bonds its highest rating of AAA with a stable outlook. 5 The rating reflected the state's strong liquidity and financial operations.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: State Review: Maryland," RATINGSDIRECT, 8/3/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                18.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     16.9%
--------------------------------------------------------------------------------
Higher Education                                                           16.5%
--------------------------------------------------------------------------------
Transportation                                                             12.3%
--------------------------------------------------------------------------------
Utilities                                                                  12.0%
--------------------------------------------------------------------------------
Other Revenue                                                               7.7%
--------------------------------------------------------------------------------
General Obligation                                                          7.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        4.0%
--------------------------------------------------------------------------------
Housing                                                                     3.2%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                          Semiannual Report | 49

Performance Summary as of 8/31/06

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FMDTX)                                         CHANGE             8/31/06        2/28/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.05              $11.72         $11.77
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2541
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FMDIX)                                         CHANGE             8/31/06        2/28/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.05              $11.86         $11.91
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2213
----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH                  1-YEAR          5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +1.77%                  +2.89%         +26.44%         +71.13%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             -2.53%                  -1.50%          +3.90%          +5.07%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                -0.14%          +4.11%          +4.98%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              4.08%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.82%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.54%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.92%
-----------------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH                  1-YEAR          5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +1.47%                  +2.30%         +23.00%         +62.09%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +0.47%                  +1.31%          +4.23%          +4.95%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                +2.65%          +4.43%          +4.88%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.68%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.15%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.16%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.28%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


50 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Maryland state and local personal income tax rate of 40.17%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 51

Your Fund's Expenses

FRANKLIN MARYLAND TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


52 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


--------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                        VALUE 3/1/06          VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
--------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,017.70               $3.46
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,021.78               $3.47
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,014.70               $6.25
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,019.00               $6.26
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 53

Franklin Missouri Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Missouri Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                              % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                                 47.9%
--------------------------------------------------------------------------------
AA                                                                  14.5%
--------------------------------------------------------------------------------
A                                                                    4.0%
--------------------------------------------------------------------------------
BBB                                                                 15.0%
--------------------------------------------------------------------------------
Below Investment Grade                                               0.7%
--------------------------------------------------------------------------------
Not Rated by S&P                                                    17.9%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                  MOODY'S     FITCH    INTERNAL
AAA or Aaa                 11.6%       --         0.8%
A                            --       2.8%         --
BBB or Baa                  1.0%      0.2%        1.5%
------------------------------------------------------
Total                      12.6%      3.0%        2.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Missouri Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.31 on February 28, 2006, to $12.25 on August 31, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 117.


54 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Missouri Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                        ----------------------------------------
MONTH                                     CLASS A                 CLASS C
--------------------------------------------------------------------------------
March                                   4.37 cents              3.81 cents
--------------------------------------------------------------------------------
April                                   4.37 cents              3.81 cents
--------------------------------------------------------------------------------
May                                     4.37 cents              3.81 cents
--------------------------------------------------------------------------------
June                                    4.32 cents              3.77 cents
--------------------------------------------------------------------------------
July                                    4.32 cents              3.77 cents
--------------------------------------------------------------------------------
August                                  4.32 cents              3.77 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 26.49 cents per share for the same period. 2 The Performance Summary beginning on page 57 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.05% based on an annualization of the current 4.32 cent per share dividend and the maximum offering price of $12.79 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 6.63% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Missouri's diverse economy derives much of its strength from its location at the nation's geographic center, giving it an advantage in trade and manufacturing. The state's major employment sectors are services, trade, manufacturing

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                          Semiannual Report | 55

PORTFOLIO BREAKDOWN
Franklin Missouri Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Higher Education                                                           17.3%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     16.4%
--------------------------------------------------------------------------------
Utilities                                                                  16.0%
--------------------------------------------------------------------------------
Prerefunded                                                                14.0%
--------------------------------------------------------------------------------
General Obligation                                                         10.7%
--------------------------------------------------------------------------------
Transportation                                                              8.9%
--------------------------------------------------------------------------------
Other Revenue                                                               6.7%
--------------------------------------------------------------------------------
Tax-Supported                                                               3.9%
--------------------------------------------------------------------------------
Corporate-Backed                                                            3.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        1.7%
--------------------------------------------------------------------------------
Housing                                                                     1.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

and government. Durable and consumer goods manufacturing is a key component of Missouri's economy. The state's unemployment rate for August 2006 was 5.1% compared with the 4.7% national rate. 3

Missouri's fiscal year 2006 budget was balanced using $1.1 billion in budget reductions from various state agencies and no tax increases or one-time revenue sources. To match expenditures with anticipated revenues, the budget called for staff cuts and statute changes to reduce Medicaid costs. In addition, tax revenues came in above budgeted levels through the first half of fiscal year 2006 with no expenditures withheld. Missouri projected that the budget reserve fund will be fully funded at 2006 fiscal year-end as required by state law. Missouri's debt burden was relatively low at about $455 per capita at the end of fiscal year 2005. 4

Independent credit rating agency Standard & Poor's assigned Missouri's general obligation bonds its highest rating of AAA with a stable outlook. 5 The rating and outlook reflected Missouri's strong and diverse economic base, excellent financial management, high levels of reserves and low debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: Missouri; Appropriation, Appropriations; Tax Secured, General Obligation," RATINGSDIRECT, 4/19/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


56 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRMOX)                                         CHANGE             8/31/06        2/28/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.06              $12.25         $12.31
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2649
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FMOIX)                                         CHANGE             8/31/06        2/28/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.07              $12.32         $12.39
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2311
----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH                  1-YEAR         5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +1.71%                  +2.55%        +26.97%         +72.68%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             -2.64%                  -1.78%         +3.98%          +5.15%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                -0.26%         +4.24%          +5.08%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              4.05%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.63%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.64%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.96%
----------------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH                  1-YEAR         5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +1.33%                  +1.98%        +23.58%         +63.46%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +0.34%                  +1.00%         +4.33%          +5.04%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                +2.69%         +4.57%          +4.98%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.66%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           5.99%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.26%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.34%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 57

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


58 | Semiannual Report

Your Fund's Expenses

FRANKLIN MISSOURI TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 59

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06         VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,017.10               $3.30
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,021.93               $3.31
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,013.30               $6.09
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,019.16               $6.11
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.65% and C: 1.20%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


60 | Semiannual Report

Franklin North Carolina Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ......................................  62.9%
AA .......................................  15.6%
A ........................................   2.3%
BBB ......................................  10.4%
Not Rated by S&P .........................   8.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                     MOODY'S    INTERNAL
AAA or Aaa                     6.9%         --
BBB or Baa                     1.5%        0.2%
Below Investment Grade         0.2%         --
-----------------------------------------------
Total                          8.6%        0.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin North Carolina Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.31 on February 28, 2006, to $12.27 on August 31, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 125.


                                                          Semiannual Report | 61

DIVIDEND DISTRIBUTIONS 2
Franklin North Carolina Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                                                  ------------------------------
MONTH                                               CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                             4.33 cents        3.76 cents
--------------------------------------------------------------------------------
April                                             4.33 cents        3.76 cents
--------------------------------------------------------------------------------
May                                               4.33 cents        3.76 cents
--------------------------------------------------------------------------------
June                                              4.29 cents        3.73 cents
--------------------------------------------------------------------------------
July                                              4.29 cents        3.73 cents
--------------------------------------------------------------------------------
August                                            4.29 cents        3.73 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 26.28 cents per share for the same period. 2 The Performance Summary beginning on page 64 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.02% based on an annualization of the current 4.29 cent per share dividend and the maximum offering price of $12.81 on August 31, 2006. An investor in the 2006 maximum combined effective federal and North Carolina personal income tax bracket of 40.36% would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

North Carolina's diversified economy expanded during the period under review. Employment gains accelerated, with growth in line with national gains for fiscal year 2006. Strong services sector improvement offset ongoing manufacturing

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


62 | Semiannual Report
sector weakness. The state's unemployment rate was 4.8% in August 2006 compared with the 4.7% national rate. 3

The fiscal year 2005-2007 budget passed by North Carolina's legislature made significant progress in restoring structural balance. The state is expected to end fiscal year 2006 with a budget surplus of $1.1 billion due to strong growth in tax revenues. 4 Revenue enhancements included increasing taxes on tobacco and a wider variety of goods and services, and extending the top rate on the income tax bracket. Education was the state's main spending priority. Despite sizable debt increases over the past several years, the state's debt burden stayed low compared with other states. North Carolina's tax supported debt burden per capita was $742, consistent with the national average. 4

Independent credit rating agencies Standard & Poor's (S&P) and Moody's Investors Service assigned North Carolina ratings of AAA and Aa1. S&P has a stable outlook, while Moody's outlook is positive, based on the state's stabilizing economy, its conservative debt policy and prudent financial management. 5

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: North Carolina; General Obligation," RATINGSDIRECT, 5/22/06.

5.    These do not indicate ratings of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Hospital & Health Care                                                     19.6%
--------------------------------------------------------------------------------
Prerefunded                                                                17.0%
--------------------------------------------------------------------------------
Utilities                                                                  16.4%
--------------------------------------------------------------------------------
Higher Education                                                           12.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       11.3%
--------------------------------------------------------------------------------
Transportation                                                             11.0%
--------------------------------------------------------------------------------
General Obligation                                                          3.6%
--------------------------------------------------------------------------------
Other Revenue                                                               3.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.0%
--------------------------------------------------------------------------------
Housing                                                                     2.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                          Semiannual Report | 63

Performance Summary as of 8/31/06

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FXNCX)                                         CHANGE             8/31/06        2/28/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.04              $12.27         $12.31
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2628
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FNCIX)                                         CHANGE             8/31/06        2/28/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.04              $12.40         $12.44
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2284
----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH                  1-YEAR          5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +1.85%                  +2.99%         +27.50%         +72.43%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             -2.51%                  -1.37%          +4.08%          +5.14%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                -0.16%          +4.32%          +5.07%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              4.02%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.74%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.53%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.92%
-----------------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH                  1-YEAR          5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +1.55%                  +2.48%         +24.15%         +63.52%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +0.55%                  +1.49%          +4.42%          +5.04%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                +2.69%          +4.65%          +4.95%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.61%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.05%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.13%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.25%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


64 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and North Carolina personal income tax rate of 40.36%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 65

Your Fund's Expenses

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


66 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06         VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,018.50               $3.31
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,021.93               $3.31
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,015.50               $6.10
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,019.16               $6.11
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.65% and C: 1.20%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 67

Franklin Virginia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................  64.1%
AA ...................................  15.0%
A ....................................   3.6%
BBB ..................................   7.3%
Not Rated by S&P .....................  10.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S    FITCH
AAA or Aaa                        2.5%       --
AA or Aa                          1.0%       --
A                                 2.6%       --
BBB or Baa                        2.2%      0.3%
Below Investment Grade            1.4%       --
------------------------------------------------
Total                             9.7%      0.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Virginia Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.85 on February 28, 2006, to $11.78 on August 31, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 133.


68 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Virginia Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                                                 -------------------------------
MONTH                                             CLASS A             CLASS C
--------------------------------------------------------------------------------
March                                            4.19 cents         3.64 cents
--------------------------------------------------------------------------------
April                                            4.19 cents         3.64 cents
--------------------------------------------------------------------------------
May                                              4.19 cents         3.64 cents
--------------------------------------------------------------------------------
June                                             4.19 cents         3.64 cents
--------------------------------------------------------------------------------
July                                             4.19 cents         3.64 cents
--------------------------------------------------------------------------------
August                                           4.19 cents         3.64 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 25.56 cents per share for the same period. 2 The Performance Summary beginning on page 71 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.09% based on an annualization of the current 4.19 cent per share dividend and the maximum offering price of $12.30 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

Virginia's broad-based economy outperformed those of other states partly due to favorable employment trends. Although the information technology and manufacturing industries struggled, overall state employment was poised for long-term growth due to the low cost of doing business and a highly skilled labor force. Virginia's unemployment rate was 3.2% in August 2006 compared with the 4.7% national rate. 3

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


                                                          Semiannual Report | 69

PORTFOLIO BREAKDOWN
Franklin Virginia Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                28.4%
--------------------------------------------------------------------------------
Utilities                                                                  14.1%
--------------------------------------------------------------------------------
Transportation                                                             14.1%
--------------------------------------------------------------------------------
Other Revenue                                                               8.1%
--------------------------------------------------------------------------------
General Obligation                                                          8.1%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        6.3%
--------------------------------------------------------------------------------
Higher Education                                                            5.9%
--------------------------------------------------------------------------------
Housing                                                                     5.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      4.7%
--------------------------------------------------------------------------------
Tax-Supported                                                               2.7%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

Virginia ended fiscal year 2005 with a $1 billion surplus. 4 Double-digit revenue gains in sales use, corporate income, and individual and fiduciary income taxes contributed to the surplus. Through May 2006, Virginia's revenue collections were up 10.3% from the previous year. 5 The state balanced the proposed 2006-2008 biennium budget, totaling more than $15 billion, with a focus on maintaining longer term fiscal stability and building a stronger, more competitive economy. 4 Public education, transportation, environmental protection and state employee compensation expenditures were all budgeted to increase. Virginia's tax-supported debt burden rose, but to a manageable $5.8 billion, with debt ratios well below state-enforced limits. 4

Independent credit rating agency Standard & Poor's assigned Virginia's general obligation bonds its highest rating of AAA with a stable outlook, reflecting the commonwealth's steady economic growth and strong financial management. 6

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Source: Standard & Poor's, "Research: Virginia; Tax Secured; General Obligation," RATINGSDIRECT, 2/23/06.

5. Source: Moody's Investors Service, "New Issue: Virginia (Commonwealth of)," 8/4/06.

6.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


70 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRVAX)                                          CHANGE             8/31/06        2/28/06
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.07              $11.78         $11.85
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
-----------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2556
-----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FVAIX)                                          CHANGE             8/31/06        2/28/06
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.06              $11.90         $11.96
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
-----------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2221
-----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH                  1-YEAR          5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +1.60%                  +2.73%         +26.42%         +68.31%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             -2.75%                  -1.63%          +3.89%          +4.89%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                -0.61%          +4.16%          +4.82%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              4.09%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.68%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.50%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.71%
-----------------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH                  1-YEAR          5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +1.38%                  +2.14%         +23.15%         +59.59%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +0.39%                  +1.15%          +4.25%          +4.79%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                +2.31%          +4.49%          +4.71%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.68%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate     5       6.01%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.11%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.08%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 71

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


72 | Semiannual Report

Your Fund's Expenses

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 73

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT       ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06         VALUE 8/31/06     PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,016.00               $3.35
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,021.88               $3.36
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,013.80               $6.14
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,019.11               $6.16
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


74 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS A                                            (UNAUDITED)         2006          2005         2004 f        2003         2002
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............   $  11.49      $  11.61      $  11.76     $  11.50      $  11.22     $  11.08
                                                     ----------------------------------------------------------------------------

Income from investment operations a:

 Net investment income b .........................       0.24          0.50          0.51         0.52          0.54         0.56

 Net realized and unrealized gains (losses) ......      (0.04)        (0.12)        (0.16)        0.26          0.28         0.14
                                                     ----------------------------------------------------------------------------

Total from investment operations .................       0.20          0.38          0.35         0.78          0.82         0.70
                                                     ----------------------------------------------------------------------------

Less distributions from net investment income ....      (0.25)        (0.50)        (0.50)       (0.52)        (0.54)       (0.56)
                                                     ----------------------------------------------------------------------------

Redemption fees ..................................         --            -- e          --           --            --           --
                                                     ----------------------------------------------------------------------------

Net asset value, end of period ...................   $  11.44      $  11.49      $  11.61     $  11.76      $  11.50     $  11.22
                                                     ============================================================================


Total return c ...................................        1.74%         3.34%         3.12%        6.92%         7.55%        6.49%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................   $236,460      $237,848      $225,258     $236,225      $228,746     $215,649

Ratios to average net assets:

 Expenses ........................................       0.71% d       0.72%         0.72%        0.72%         0.73%        0.73%

 Net investment income ...........................       4.26% d       4.31%         4.39%        4.47%         4.81%        5.05%

Portfolio turnover rate ..........................       4.75%        12.86%         8.53%       12.53%        17.10%        9.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Annualized.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   AUGUST 31, 2006                    YEAR ENDED FEBRUARY 28,
CLASS C                                              (UNAUDITED)      2006           2005          2004 f        2003        2002
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $ 11.58     $ 11.70        $ 11.84       $ 11.58       $ 11.29     $ 11.14
                                                       --------------------------------------------------------------------------

Income from investment operations a:

 Net investment income b .........................        0.21        0.44           0.45          0.45          0.49        0.50

 Net realized and unrealized gains (losses) ......       (0.05)      (0.12)         (0.15)         0.26          0.28        0.15
                                                       --------------------------------------------------------------------------

Total from investment operations .................        0.16        0.32           0.30          0.71          0.77        0.65
                                                       --------------------------------------------------------------------------

Less distributions from net investment income ....       (0.21)      (0.44)         (0.44)        (0.45)        (0.48)      (0.50)
                                                       --------------------------------------------------------------------------

Redemption fees ..................................          --          -- e           --            --            --          --
                                                       --------------------------------------------------------------------------

Net asset value, end of period ...................     $ 11.53     $ 11.58        $ 11.70       $ 11.84       $ 11.58     $ 11.29
                                                       ==========================================================================

Total return c ...................................        1.44%       2.75%          2.63%         6.25%         7.01%       5.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $36,911     $35,638        $31,702       $30,504       $25,258     $18,462

Ratios to average net assets:

 Expenses ........................................        1.26% d     1.27%          1.27%         1.29%         1.26%       1.28%

 Net investment income ...........................        3.71% d     3.76%          3.84%         3.90%         4.28%       4.50%

Portfolio turnover rate ..........................        4.75%      12.86%          8.53%        12.53%        17.10%       9.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Annualized.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.


76 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

  ----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.5%
  MUNICIPAL BONDS 98.5%
  ALABAMA 88.4%
  Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured, 5.625%,
     9/01/24 .......................................................................................     $2,500,000     $  2,672,325
  Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
     Insured, 5.25%, 8/15/24 .......................................................................      1,755,000        1,856,878
  Alabama HFA, SFMR, Refunding, Series D-2, GNMA Secured, 5.75%, 10/01/23 ..........................        705,000          715,519
  Alabama State Docks Department Docks Facilities Revenue,
      MBIA Insured, 6.30%, 10/01/21 ................................................................      4,500,000        4,596,975
      Refunding, MBIA Insured, 5.50%, 10/01/22 .....................................................      1,000,000        1,049,950
  Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Series A, AMBAC
     Insured, 5.00%, 8/15/23 .......................................................................      4,435,000        4,630,761
  Alabaster GO, wts., AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24 ..................................      3,470,000        3,703,739
  Alabaster Sewer Revenue, AMBAC Insured, 5.00%, 4/01/29 ...........................................      2,055,000        2,145,687
  Athens GO, wts., XLCA Insured, 5.00%, 2/01/36 ....................................................      2,560,000        2,641,280
  Auburn GO, Refunding, FSA Insured, 5.00%, 1/01/24 ................................................      1,500,000        1,547,460
  Auburn University General Fee Revenue, AMBAC Insured, 5.00%, 6/01/34 .............................      2,000,000        2,072,520
  Auburn University Revenues, Athletic, Series A, FSA Insured, 5.00%, 4/01/32 ......................      2,000,000        2,080,400
  Baldwin County Eastern Shore Health Care Authority Hospital Revenue, Pre-Refunded, 5.75%,
     4/01/27 .......................................................................................      1,000,000        1,050,620
  Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ..................................................      1,990,000        2,073,262
  Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue, Baptist
     Health System Inc., MBIA Insured, Pre-Refunded, 5.875%,
      11/15/19 .....................................................................................      3,500,000        3,584,945
      11/15/26 .....................................................................................      2,000,000        2,048,540
  Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured, 5.00%,
    12/01/32 .......................................................................................      7,000,000        7,218,750
  Birmingham Southern College Private Educational Building Authority Tuition Revenue,
    Refunding, 5.35%, 12/01/19 .....................................................................      1,000,000        1,009,760
  Central Elmore Water and Sewer Authority Revenue, Water, MBIA Insured, 5.00%, 1/01/29 ............      4,290,000        4,498,151
  Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, Pre-Refunded, 5.875%,
    12/01/23 .......................................................................................      4,000,000        4,350,520
  Coffee County PBA, Building Revenue, MBIA Insured, 5.00%, 9/01/27 ................................      2,145,000        2,232,151
  Courtland IDBR, Environmental Improvement Revenue, Champion International Corp. Project,
    Refunding, 6.40%, 11/01/26 .....................................................................      2,000,000        2,047,580
  Cullman and Jefferson Counties Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ............      2,000,000        2,176,020
  Etowah County Board of Education Special Tax, School wts., FSA Insured, 5.00%,
      9/01/24 ......................................................................................      4,235,000        4,430,445
      9/01/28 ......................................................................................      2,000,000        2,084,920
      9/01/33 ......................................................................................      2,500,000        2,590,875
  Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29 .....................................      1,500,000        1,564,950
  Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
    9/01/14 ........................................................................................      2,000,000        2,084,160
  Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 .....................................      1,415,000        1,483,910
  Florence GO, wts., Series B, FGIC Insured, 5.00%, 9/01/23 ........................................      2,500,000        2,633,925
  Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33 ..............................      2,000,000        2,103,340
  Fultondale GO, wts., Series A, AMBAC Insured, 5.00%, 8/01/30 .....................................      2,250,000        2,360,295
  Gulf Shores GO, wts., AMBAC Insured, 6.00%, 9/01/21 ..............................................        770,000          786,201


                                                          Semiannual Report | 77

Franklin Tax-Free Trust

  ----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ALABAMA (CONTINUED)
  Houston County Health Care Authority Revenue,
     AMBAC Insured, Pre-Refunded, 6.125%, 10/01/25 .................................................     $1,000,000     $  1,082,600
     AMBAC Insured, Pre-Refunded, 6.25%, 10/01/30 ..................................................      3,150,000        3,421,530
     Series A, AMBAC Insured, 5.25%, 10/01/30 ......................................................      5,000,000        5,406,050
  Huntsville Capital Improvement GO, Series A, AMBAC Insured, 5.00%, 2/01/23 .......................      1,000,000        1,043,900
  Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
     5.40%, 6/01/22 ................................................................................      4,000,000        4,341,760
     5.00%, 6/01/24 ................................................................................      1,100,000        1,155,517
     5.50%, 6/01/27 ................................................................................      3,820,000        4,159,522
  Huntsville PBA, Lease Revenue, Municipal Justice and Public Safety Center, MBIA Insured,
    5.00%,
     10/01/25 ......................................................................................      5,000,000        5,229,850
     10/01/29 ......................................................................................      4,000,000        4,166,520
  Jacksonville State University Revenue, Tuition and Fee, MBIA Insured, 5.00%, 12/01/22 ............      3,000,000        3,124,140
  Jefferson County Limited Obligation School Warrant Revenue, Series A, 5.00%, 1/01/24 .............      2,000,000        2,075,540
  Jefferson County Sewer Revenue,
     Capital Improvement wts., Series A, FGIC Insured, Pre-Refunded, 5.375%, 2/01/36 ...............      6,000,000        6,302,160
     wts., ETM, 7.50%, 9/01/13 .....................................................................        200,000          216,694
     wts., Series D, FGIC Insured, Pre-Refunded, 5.75%, 2/01/27 ....................................      6,000,000        6,111,600
     wts., Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ....................................      3,000,000        3,209,940
  Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group, Series A,
    MBIA Insured,
     5.625%, 7/01/21 ...............................................................................      3,000,000        3,225,810
     5.375%, 7/01/29 ...............................................................................      3,095,000        3,233,223
     Pre-Refunded, 5.375%, 7/01/29 .................................................................      1,905,000        2,013,585
  Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
     12/01/29 ......................................................................................      1,540,000        1,612,873
     12/01/31 ......................................................................................      3,910,000        4,082,783
  Madison County Board of Education Capital Outlay GO, Tax Anticipation wts., Series A, AMBAC
    Insured, 5.00%, 9/01/34 ........................................................................      2,000,000        2,081,420
  Madison GO, wts., AMBAC Insured, 5.35%, 2/01/26 ..................................................      2,410,000        2,548,286
  Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32 .................      2,170,000        2,289,524
  Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC Insured,
     5.10%, 3/01/22 ................................................................................      2,265,000        2,402,644
     5.125%, 3/01/31 ...............................................................................      8,230,000        8,738,614
  Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%,
    2/01/21 ........................................................................................      1,160,000        1,166,044
  Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
    Refunding, AMBAC Insured, 6.00%, 3/01/26 .......................................................      6,000,000        6,126,240
  Morgan County GO, wts., AMBAC Insured, 5.00%, 4/01/29 ............................................      1,975,000        2,062,157
  Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%, 1/01/32 ...........................      1,935,000        2,046,882
  Muscle Shoals GO, wts.,
     MBIA Insured, Pre-Refunded, 5.50%, 8/01/30 ....................................................      1,550,000        1,683,842
     Refunding, MBIA Insured, 5.50%, 8/01/30 .......................................................        600,000          643,158
  Orange Beach Sewer Revenue, wts., MBIA Insured, 5.00%, 2/01/30 ...................................      5,000,000        5,236,600
  Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured, 5.00%,
     5/15/30 .......................................................................................      1,500,000        1,566,540
     5/15/35 .......................................................................................      2,000,000        2,074,060


78 | Semiannual Report

Franklin Tax-Free Trust

  ----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ALABAMA (CONTINUED)
  Oxford GO, School wts., AMBAC Insured, Pre-Refunded, 6.00%, 5/01/30 ..............................     $4,275,000     $  4,613,323
  Russellville GO, wts., MBIA Insured, Pre-Refunded, 5.75%, 12/01/26 ...............................      2,500,000        2,562,150
  Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33 ...............................................      2,610,000        2,737,916
  St. Clair County Board of Education wts., Tax Anticipation wts.,
      Refunding, Series C, FSA Insured, 5.85%, 2/01/29 .............................................      1,530,000        1,614,930
      Series C, FSA Insured, Pre-Refunded, 5.85%, 2/01/29 ..........................................      3,285,000        3,486,042
  Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/25 ..................................      1,700,000        1,826,735
  Tallahassee GO, Water Gas and Sewer wts., AMBAC Insured, Pre-Refunded, 5.25%, 5/01/31 ............      1,135,000        1,200,603
  Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 .........................      2,215,000        2,341,698
  Trussville GO, wts., Series A, FGIC Insured, 5.00%, 10/01/36 .....................................      4,740,000        4,932,634
  Tuscaloosa GO, wts., FSA Insured, 5.00%, 1/01/30 .................................................      2,500,000        2,615,825
  University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ....................      1,000,000        1,046,680
  University of Montevallo Revenue, FSA Insured, 5.30%, 5/01/22 ....................................      1,940,000        2,062,142
  University of North Alabama Revenue,
      General Fee, Series A, FSA Insured, 5.375%, 11/01/17 .........................................      4,395,000        4,617,914
      Student Housing, FGIC Insured, 5.00%, 11/01/29 ...............................................      2,995,000        3,120,880
  Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
     5.65%, 11/01/22 ...............................................................................      3,465,000        3,490,918
  Warrior River Water Authority Water Revenue, FSA Insured,
      5.40%, 8/01/29 ...............................................................................      4,250,000        4,477,205
      5.50%, 8/01/34 ...............................................................................      4,735,000        4,997,745
                                                                                                                        ------------
                                                                                                                         241,753,762
                                                                                                                        ------------
  U.S. TERRITORIES 10.1%
  PUERTO RICO 8.6%
  Puerto Rico Commonwealth GO, Public Improvement,
      FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ....................................................      1,495,000        1,605,226
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ...................................................      1,885,000        2,013,632
      Refunding, FSA Insured, 5.25%, 7/01/27 .......................................................      1,005,000        1,069,029
      Refunding, FSA Insured, 5.125%, 7/01/30 ......................................................      1,115,000        1,167,438
      Series A, 5.125%, 7/01/31 ....................................................................      3,550,000        3,629,520
      Series A, Pre-Refunded, 5.125%, 7/01/31 ......................................................      1,450,000        1,548,948
  Puerto Rico Electric Power Authority Power Revenue, Series II, FSA Insured, 5.125%,
    7/01/26 ........................................................................................      5,000,000        5,310,150
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ..............      2,500,000        2,639,575
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.25%, 7/01/27 ..........................................................        760,000          790,423
      Refunding, Series G, 5.00%, 7/01/26 ..........................................................      1,000,000        1,026,320
      Series D, Pre-Refunded, 5.25%, 7/01/27 .......................................................      2,305,000        2,487,879
                                                                                                                        ------------
                                                                                                                          23,288,140
                                                                                                                        ------------


                                                          Semiannual Report | 79

Franklin Tax-Free Trust

  ----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 1.5%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/13 ...................................................................................      $1,700,000      $  1,766,810
      10/01/22 ...................................................................................       2,300,000         2,378,315
                                                                                                                        ------------
                                                                                                                           4,145,125
                                                                                                                        ------------
  TOTAL U.S. TERRITORIES .........................................................................                        27,433,265
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $256,708,610) ................................................                       269,187,027
                                                                                                                        ------------
  SHORT TERM INVESTMENT (COST $500,000) 0.2%
  MUNICIPAL BOND 0.2%
  ALABAMA 0.2%
a Homewood Educational Building Authority Revenue, Educational Facilities, Samford University,
    AMBAC Insured, Daily VRDN and Put, 3.55%, 12/01/21 ...........................................         500,000           500,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $257,208,610) 98.7% ....................................................                       269,687,027
  OTHER ASSETS, LESS LIABILITIES 1.3% ............................................................                         3,683,327
                                                                                                                        ------------
  NET ASSETS 100.0% ..............................................................................                      $273,370,354
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 138.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


80 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 AUGUST 31, 2006                        YEAR ENDED FEBRUARY 28,
CLASS A                                            (UNAUDITED)          2006          2005           2004 f       2003         2002
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............  $    11.93     $    12.00    $    12.17     $    11.97   $    11.71   $    11.54
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ........................        0.27           0.54          0.55           0.56         0.57         0.59

 Net realized and unrealized gains (losses) .....       (0.06)         (0.06)        (0.17)          0.20         0.26         0.18
                                                   --------------------------------------------------------------------------------

Total from investment operations ................        0.21           0.48          0.38           0.76         0.83         0.77
                                                   --------------------------------------------------------------------------------

Less distributions from net investment income ...       (0.27)         (0.55)        (0.55)         (0.56)       (0.57)       (0.60)
                                                   --------------------------------------------------------------------------------

Redemption fees .................................          -- d           -- d          -- d           --           --           --
                                                   --------------------------------------------------------------------------------

Net asset value, end of period ..................  $    11.87     $    11.93    $    12.00     $    12.17   $    11.97   $    11.71
                                                   ================================================================================

Total return c ..................................        1.83%          4.07%         3.28%          6.47%        7.32%        6.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............  $1,511,180     $1,533,884    $1,488,979     $1,594,007   $1,624,544   $1,609,946

Ratios to average net assets:

 Expenses .......................................        0.61% e        0.62%         0.62%          0.62%        0.61%        0.62%

 Net investment income ..........................        4.52% e        4.54%         4.67%          4.65%        4.87%        5.05%

Portfolio turnover rate .........................        5.39%          9.37%         4.15%          6.89%       16.84%       13.91%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 81

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                              ------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED
                                               AUGUST 31, 2006                          YEAR ENDED FEBRUARY 28,
CLASS B                                          (UNAUDITED)         2006           2005          2004 f        2003          2002
                                              ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $ 12.01        $ 12.08        $ 12.25       $ 12.04       $ 11.77       $ 11.58
                                                   -------------------------------------------------------------------------------

Income from investment operations a:

 Net investment income b .......................      0.24           0.48           0.49          0.50          0.51          0.52

 Net realized and unrealized gains (losses) ....     (0.05)         (0.07)         (0.18)         0.20          0.27          0.20
                                                   -------------------------------------------------------------------------------

Total from investment operations ...............      0.19           0.41           0.31          0.70          0.78          0.72
                                                   -------------------------------------------------------------------------------

Less distributions from net investment income ..     (0.24)         (0.48)         (0.48)        (0.49)        (0.51)        (0.53)
                                                   -------------------------------------------------------------------------------

Redemption fees ................................        -- d           -- d           -- d          --            --            --
                                                   -------------------------------------------------------------------------------

Net asset value, end of period .................   $ 11.96        $ 12.01        $ 12.08       $ 12.25       $ 12.04       $ 11.77
                                                   ===============================================================================

Total return c .................................      1.61%          3.48%          2.66%         5.94%         6.78%         6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $63,379        $68,109        $74,311       $76,208       $55,167       $30,875

Ratios to average net assets:

 Expenses ......................................      1.16% e        1.17%          1.17%         1.17%         1.16%         1.17%

 Net investment income .........................      3.97% e        3.99%          4.12%         4.10%         4.32%         4.50%

Portfolio turnover rate ........................      5.39%          9.37%          4.15%         6.89%        16.84%        13.91%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


82 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  AUGUST 31, 2006                          YEAR ENDED FEBRUARY 28,
CLASS C                                             (UNAUDITED)         2006           2005           2004 f       2003        2002
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $  12.07       $  12.14       $  12.30       $  12.09     $  11.83     $ 11.65
                                                     ------------------------------------------------------------------------------

Income from investment operations a:

 Net investment income b .......................         0.24           0.48           0.49           0.50         0.51        0.53

 Net realized and unrealized gains (losses) ....        (0.05)         (0.07)         (0.17)          0.20         0.26        0.18
                                                     ------------------------------------------------------------------------------

Total from investment operations ...............         0.19           0.41           0.32           0.70         0.77        0.71
                                                     ------------------------------------------------------------------------------

Less distributions from net investment income ..        (0.24)         (0.48)         (0.48)         (0.49)       (0.51)      (0.53)
                                                     ------------------------------------------------------------------------------

Redemption fees ................................           -- d           -- d           -- d           --           --          --
                                                     ------------------------------------------------------------------------------

Net asset value, end of period .................     $  12.02       $  12.07       $  12.14       $  12.30     $  12.09     $ 11.83
                                                     ==============================================================================

Total return c .................................         1.60%          3.45%          2.74%          5.90%        6.66%       6.26%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $144,324       $140,508       $124,949       $124,727     $113,644     $90,895

Ratios to average net assets:

 Expenses ......................................         1.16% e        1.17%          1.17%          1.17%        1.16%       1.17%

 Net investment income .........................         3.97% e        3.99%          4.12%          4.10%        4.32%       4.51%

Portfolio turnover rate ........................         5.39%          9.37%          4.15%          6.89%       16.84%      13.91%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 83

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  MUNICIPAL BONDS 98.8%
  FLORIDA 92.6%
  Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
     MBIA Insured, 5.80%, 12/01/26 ...............................................................      $10,000,000     $ 10,245,900
  Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .................................        2,000,000        2,111,400
  Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
     Project, MBIA Insured, 5.00%, 4/01/26 .......................................................        5,000,000        5,186,600
  Brevard County School Board COP,
      AMBAC Insured, 5.00%, 7/01/26 ..............................................................       10,000,000       10,413,900
      Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 .........................................        4,415,000        4,731,202
      Series A, FGIC Insured, 5.00%, 7/01/30 .....................................................        4,500,000        4,714,875
  Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova
     Southeastern, Refunding, Series B, 5.60%, 4/01/29 ...........................................        3,180,000        3,354,200
  Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding,
     5.50%, 8/15/20 ..............................................................................        9,360,000        9,803,945
  Broward County HFA,
      MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ......................        3,000,000        3,079,920
      MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 .............................        1,980,000        2,033,203
      MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ..............................        5,730,000        5,884,194
      MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ..............................        1,000,000        1,013,810
      MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ...............................        2,000,000        2,020,980
      SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29 .................................          510,000          107,952
  Broward County HFAR, Series D,
      6.90%, 6/01/09 .............................................................................           25,000           25,054
      7.375%, 6/01/21 ............................................................................          160,000          160,709
  Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A,
    MBIA Insured,
      5.75%, 9/01/21 .............................................................................        5,000,000        5,050,000
      5.625%, 9/01/28 ............................................................................       10,000,000       10,100,000
  Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .........................       21,500,000       22,446,215
  Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, zero
    cpn., 10/01/08 ...............................................................................        1,980,000        1,762,279
  Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ........................        3,500,000        3,562,440
  Celebration CDD, Special Assessment, Series A, MBIA Insured, 5.50%, 5/01/18 ....................        1,460,000        1,491,740
  Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
    8/15/23 ......................................................................................        9,595,000       10,374,306
  Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
    6.50%, 10/01/25 ..............................................................................        2,465,000        2,466,306
  Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 .....................        5,000,000        5,231,150
  Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
    MBIA Insured, 5.80%, 5/01/16 .................................................................        5,980,000        6,446,739
  Dade County Aviation Revenue, Miami International Airport,
      Series B, FSA Insured, 5.125%, 10/01/22 ....................................................        4,750,000        4,861,958
      Series C, FSA Insured, 5.125%, 10/01/27 ....................................................        9,550,000        9,821,793
  Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/26 ......................       13,000,000       13,325,780
  Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%,
    11/15/32 .....................................................................................        3,250,000        3,395,373


84 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Duval County HFA, MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured,
      5.60%, 7/01/17 .............................................................................      $ 1,000,000     $  1,023,590
      5.70%, 7/01/27 .............................................................................        2,000,000        2,042,440
  Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ..........................        3,000,000        3,155,310
  Escambia County Health Facilities Authority Health Facility Revenue,
      Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 .......................................        8,750,000        8,929,463
      Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ...............        1,235,000        1,327,353
  Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
     AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ................................................       25,000,000       26,773,750
  Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%,
     10/01/30 ....................................................................................          400,000          400,616
  Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project,
     Refunding, MBIA Insured, 5.00%, 6/01/31 .....................................................        6,580,000        6,912,093
  Florida HFAR,
      General Mortgage, Refunding, Series A, FHA Insured, 6.40%, 6/01/24 .........................          240,000          240,598
      Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 ................................        1,955,000        2,011,187
      MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ..................................        3,235,000        3,249,881
      Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ...............................        5,000,000        5,113,000
      Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 .............................        2,000,000        2,050,180
      Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 .............................        1,300,000        1,334,749
  Florida HFC Revenue,
      Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 .........................        1,245,000        1,298,759
      Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ........................        4,965,000        5,166,529
      Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, zero cpn., 7/01/30 ........        2,755,000          536,399
      Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 ............................        3,440,000        3,616,369
      Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, zero cpn., 7/01/17 ..........        1,430,000          811,697
      Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, zero cpn., 1/01/29 ..........       20,135,000        5,840,157
      Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ..................................        1,630,000        1,704,344
      Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 ........................        3,000,000        3,181,410
  Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
     5.00%, 2/01/21 ..............................................................................        1,355,000        1,413,048
  Florida Municipal Loan Council Revenue, Series B, MBIA Insured, Pre-Refunded, 5.75%,
     11/01/29 ....................................................................................        1,500,000        1,610,025
  Florida Ports Financing Commission Revenue, State Transportation Trust Fund, Intermodal
     Program, FGIC Insured, 5.50%, 10/01/23 ......................................................        7,000,000        7,327,110
  Florida State Board of Education Capital Outlay GO, Public Education,
      Refunding, Series D, 5.75%, 6/01/22 ........................................................       25,900,000       27,848,198
      Refunding, Series D, 6.00%, 6/01/23 ........................................................       15,000,000       18,446,400
      Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 ..........................................        5,000,000        5,226,300
      Series C, FGIC Insured, Pre-Refunded, 5.75%, 6/01/29 .......................................        5,000,000        5,417,950
  Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ....................       20,000,000       20,964,800
  Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%, 7/01/20 .......        7,000,000        7,468,020
  Florida State Board of Education Public Education GO, Refunding, Series C, AMBAC Insured,
     5.00%, 6/01/34 ..............................................................................       15,000,000       15,768,150


                                                          Semiannual Report | 85

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Florida State Board Regent Housing Revenue,
      University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 ..............................     $ 8,650,000      $  9,213,720
      University of Florida, FGIC Insured, 5.75%, 7/01/25 ........................................       3,400,000         3,689,442
      University of Florida, FGIC Insured, 5.25%, 7/01/30 ........................................       2,060,000         2,198,906
  Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
     Series A, MBIA Insured, 5.00%, 7/01/21 ......................................................       4,000,000         4,219,360
  Florida State Department of General Services Division Facilities Management Revenue, Florida
     Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ......................................      10,000,000        10,632,000
  Florida State Department of Transportation GO, Right of Way, Series A, 4.75%, 7/01/24 ..........       6,000,000         6,237,960
  Florida State Mid-Bay Bridge Authority Revenue,
      Exchangeable, Refunding, Series D, 6.10%, 10/01/22 .........................................      13,695,000        14,181,857
      Exchangeable, Series A, 5.95%, 10/01/13 ....................................................      11,320,000        11,966,372
      Exchangeable, Series A, 6.05%, 10/01/22 ....................................................       7,000,000         7,264,180
      Exchangeable, Series D, ETM, 6.10%, 10/01/22 ...............................................       3,545,000         4,241,025
      Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25 .................................       9,845,000         4,106,645
      Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26 .................................       2,500,000           987,750
      Series A, ETM, 6.875%, 10/01/22 ............................................................       6,000,000         7,706,460
  Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding, AMBAC
    Insured, 5.00%, 10/01/26 .....................................................................       5,000,000         5,228,550
  Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Series B,
    5.00%, 7/01/30 ...............................................................................       3,455,000         3,568,151
  Fort Pierce Utilities Authority Revenue,
      AMBAC Insured, 5.00%, 10/01/27 .............................................................       7,000,000         7,292,950
      Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20 .........................       3,090,000         1,672,710
      Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21 .........................       2,585,000         1,331,740
      Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22 .........................       3,090,000         1,513,822
      Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23 .........................       3,060,000         1,429,234
      Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24 .........................       2,560,000         1,139,507
  Gainesville Utilities System Revenue, Series A, Pre-Refunded, 5.20%, 10/01/26 ..................       3,755,000         3,834,118
  Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%,
    5/01/14 ......................................................................................       2,425,000         2,451,190
  Halifax Hospital Medical Center Hospital Revenue, Refunding and Improvement, Series A,
    5.00%, 6/01/38 ...............................................................................       9,395,000         9,539,119
  Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/35 .................................      12,050,000        12,644,185
  Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
    5.30%, 12/20/18 ..............................................................................       1,240,000         1,312,999
  Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
      5.25%, 11/15/20 ............................................................................      10,000,000        10,282,900
      Series A, Pre-Refunded, 6.00%, 11/15/31 ....................................................      16,000,000        17,879,200
  Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured,
    5.125%, 3/01/20 ..............................................................................       1,000,000         1,050,740
  Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B, FGIC
    Insured, Pre-Refunded, 5.875%, 10/01/23 ......................................................       5,000,000         5,107,700
  Hillsborough County HFA Mortgage Revenue, SF, Series A,
      GNMA Secured, 5.875%, 4/01/30 ..............................................................       1,420,000         1,455,912
      zero cpn., 4/01/32 .........................................................................         900,000           187,434


86 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 ............     $16,000,000     $ 16,780,320
  Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series B, 5.40%,
     10/01/28 .....................................................................................       7,000,000        7,429,870
  Hillsborough County School Board COP,
      Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 ...............................       5,000,000        5,189,850
      Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ................................       5,000,000        5,170,000
      MBIA Insured, 5.00%, 7/01/26 ................................................................      10,830,000       11,340,418
      MBIA Insured, 5.00%, 7/01/29 ................................................................      10,000,000       10,427,400
      MBIA Insured, Pre-Refunded, 5.375%, 7/01/26 .................................................       8,000,000        8,383,600
      Series B, MBIA Insured, 5.125%, 7/01/26 .....................................................       5,000,000        5,265,150
  Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ..........       1,000,000        1,021,260
  Jacksonville Capital Improvement Revenue,
      Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 .........................................       3,460,000        3,627,602
      Series A, AMBAC Insured, 5.00%, 10/01/30 ....................................................      10,000,000       10,370,200
  Jacksonville Economic Development Commission Health Care Facilities Revenue, Mayo Clinic,
     5.00%, 11/15/36 ..............................................................................      10,000,000       10,396,600
  Jacksonville Electric Authority Revenue, Water and Sewer, Series B, FGIC Insured, 5.40%,
     10/01/20 .....................................................................................       3,000,000        3,033,420
  Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 10/01/32 ...............................................................................      17,250,000       17,982,090
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 ..................................       5,000,000        5,227,250
  Jacksonville Transportation Revenue, MBIA Insured,
      5.25%, 10/01/29 .............................................................................      17,955,000       19,017,397
      5.00%, 10/01/31 .............................................................................      25,000,000       25,892,500
  Jacksonville Water and Sewer System Revenue, Refunding, Series A, MBIA Insured, 5.00%,
    10/01/25 ......................................................................................       1,500,000        1,579,275
  Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15 ..........................       5,000,000        5,014,200
  Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14 .............       5,770,000        4,175,057
  Lakeland Hospital System Revenue, Lakeland Regional Health System,
      5.75%, 11/15/27 .............................................................................       6,925,000        7,451,993
      5.50%, 11/15/32 .............................................................................      12,070,000       12,860,585
      Series A, MBIA Insured, 5.50%, 11/15/26 .....................................................      10,000,000       10,548,200
  Lee County Airport Revenue,
      Refunding, FSA Insured, 5.00%, 10/01/33 .....................................................      20,000,000       20,888,800
      Series A, FSA Insured, 6.00%, 10/01/32 ......................................................      11,405,000       12,354,922
  Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System,
    Series A, MBIA Insured, Pre-Refunded, 5.875%, 4/01/24 .........................................      18,000,000       18,588,240
  Lee County IDA Health Care Facilities Revenue, Shell Point Village Project, Refunding,
    Series A, 5.50%,
      11/15/21 ....................................................................................       7,500,000        7,708,575
      11/15/29 ....................................................................................       4,000,000        4,093,800
  Lee County School Board COP, Series A, FSA Insured, 5.00%, 8/01/28 ..............................       7,500,000        7,890,300
  Lee Memorial Health System Hospital Revenue, Refunding, Series A, MBIA Insured, 5.00%,
    4/01/24 .......................................................................................      15,000,000       15,734,550
  Lessburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32 .............       4,150,000        4,308,489


                                                          Semiannual Report | 87

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Marion County Utility System Revenue,
      FGIC Insured, 5.00%, 12/01/31 ..............................................................     $ 5,000,000      $  5,214,350
      Series A, MBIA Insured, 5.00%, 12/01/28 ....................................................       5,000,000         5,253,450
  Melbourne Water and Sewer Revenue,
      Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26 ...............................       1,500,000           620,130
      Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/22 ...............       1,785,000           874,489
      Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/26 ...............       4,500,000         1,817,055
      FGIC Insured, 5.25%, 10/01/30 ..............................................................       6,000,000         6,332,280
  Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ..............         885,000           893,868
  Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .............................       7,000,000         7,265,440
  Miami-Dade County Aviation Revenue, Miami International Airport,
      Hub, Series B, FGIC Insured, 5.00%, 10/01/30 ...............................................       4,440,000         4,634,516
      Refunding, FGIC Insured, 5.375%, 10/01/27 ..................................................       5,000,000         5,287,050
      Refunding, FGIC Insured, 5.375%, 10/01/32 ..................................................       5,000,000         5,270,650
      Refunding, Series A, XLCA Insured, 5.00%, 10/01/37 .........................................      10,000,000        10,368,700
  Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
    5.75%, 4/01/29 ...............................................................................      10,000,000        10,715,000
  Miami-Dade County HFA,
      MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 ..................................       2,015,000         2,072,327
      MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 ..................................         430,000           438,333
      MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 ..................................       1,500,000         1,525,215
  Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 .............       4,500,000         4,826,115
  Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, MBIA
    Insured, 5.00%, 6/01/35 ......................................................................      20,970,000        21,872,968
  Miami-Dade County Special Obligation Revenue,
      Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35 .......................       5,000,000         5,198,300
      Sub Series B, MBIA Insured, zero cpn., 10/01/36 ............................................       5,635,000         1,124,013
      Sub Series C, MBIA Insured, zero cpn., 10/01/28 ............................................       8,305,000         2,558,687
      sub. lien, Refunding, Series A, MBIA Insured, zero cpn., 10/01/25 ..........................      22,365,000         8,311,952
  North Broward Hospital District Revenue,
      Improvement, 6.00%, 1/15/31 ................................................................       2,290,000         2,467,773
      Improvement, Pre-Refunded, 6.00%, 1/15/31 ..................................................      23,240,000        25,501,252
      MBIA Insured, Pre-Refunded, 5.375%, 1/15/24 ................................................       3,945,000         4,009,343
      MBIA Insured, Pre-Refunded, 5.75%, 1/15/27 .................................................       7,650,000         7,784,870
      Refunding, MBIA Insured, 5.375%, 1/15/24 ...................................................       6,055,000         6,147,399
      Refunding, MBIA Insured, 5.75%, 1/15/27 ....................................................      11,720,000        11,916,427
  North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group,
    6.00%,
      8/15/16 ....................................................................................       2,000,000         2,055,380
      8/15/24 ....................................................................................       1,750,000         1,795,570
  Orange County Health Facilities Authority Revenue,
      Adventist Health System Inc., 6.25%, 11/15/24 ..............................................       5,500,000         6,115,065
      Adventist Health System Inc., Pre-Refunded, 6.375%, 11/15/20 ...............................       3,000,000         3,341,910
      Adventist Health System Inc., Pre-Refunded, 6.50%, 11/15/30 ................................      10,750,000        12,026,992
      Hospital, Adventist Health System Inc., 5.625%, 11/15/32 ...................................      15,000,000        16,066,350
      Hospital, Orlando Regional Healthcare, Series B, 5.125%, 11/15/39 ..........................       5,000,000         5,199,100


88 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Orange County Health Facilities Authority Revenue, (continued)
      Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29 .........................       $ 6,000,000     $  6,754,740
      Orlando Regional Healthcare System, Refunding, Series E, 6.00%, 10/01/26 ..................        11,750,000       12,547,237
      Orlando Regional Healthcare System, Series E, Pre-Refunded, 6.00%, 10/01/26 ...............           250,000          269,370
  Orange County HFA Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .................           705,000          709,632
  Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ........................        12,000,000       12,471,360
  Orange County Tourist Development Tax Revenue,
      AMBAC Insured, 5.50%, 10/01/32 ............................................................        20,000,000       21,828,000
      AMBAC Insured, Pre-Refunded, 5.50%, 10/01/31 ..............................................        10,500,000       11,083,905
      Refunding, AMBAC Insured, 5.00%, 10/01/31 .................................................         5,000,000        5,260,400
      Refunding, MBIA Insured, 5.125%, 10/01/20 .................................................        10,000,000       10,238,700
      Refunding, XLCA Insured, 5.00%, 10/01/31 ..................................................        12,970,000       13,651,055
      senior lien, AMBAC Insured, 5.125%, 10/01/25 ..............................................         5,500,000        5,834,235
      senior lien, AMBAC Insured, 5.125%, 10/01/30 ..............................................        10,000,000       10,541,100
  Orlando and Orange County Expressway Authority Expressway Revenue,
      junior lien, FGIC Insured, 5.00%, 7/01/28 .................................................         8,000,000        8,205,920
      senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ..........................................           265,000          272,876
      Series B, AMBAC Insured, 5.00%, 7/01/35 ...................................................         9,185,000        9,538,990
  Osceola County IDAR, Community Provider Pooled Loan Program,
      Series A, FSA Insured, 7.75%, 7/01/10 .....................................................           796,000          797,329
      Series C, FSA Insured, 7.60%, 7/01/10 .....................................................           450,000          450,720
  Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 .................................        10,000,000       10,344,300
  Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 .................        10,000,000       10,408,100
  Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
     Series A, 5.90%, 6/01/38 ...................................................................           985,000        1,012,088
  Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 ....................         3,650,000        3,686,026
  Palm Beach County IDR,
      Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded, 6.55%,
       12/01/16 .................................................................................         1,755,000        1,801,876
      Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded, 6.625%,
       12/01/26 .................................................................................         4,000,000        4,107,560
      South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 .................................         5,000,000        5,268,200
  Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
     Pre-Refunded, 5.125%, 11/01/30 .............................................................         6,250,000        6,688,250
  Palm Beach County School Board COP,
      Series A, AMBAC Insured, 5.125%, 8/01/24 ..................................................        15,000,000       15,826,350
      Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ......................................         5,000,000        5,468,950
      Series A, FSA Insured, 5.00%, 8/01/31 .....................................................        17,500,000       18,478,775
      Series C, FSA Insured, 5.00%, 8/01/27 .....................................................        10,000,000       10,350,600
  Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%,
      6/01/27 ...................................................................................         4,450,000        4,670,008
      6/01/32 ...................................................................................         2,795,000        2,919,825
  Pensacola Airport Revenue, Series A, MBIA Insured, Pre-Refunded, 5.75%, 10/01/27 ..............         5,615,000        5,852,683
  Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 .............................................................................        11,500,000       11,875,705
  Pinellas County HFA, SFHR, Multi County, Series B-1, GNMA Insured, zero cpn., 9/01/31 .........           655,000          125,465


                                                          Semiannual Report | 89

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%, 12/01/21 ...........       $ 2,350,000     $  2,567,892
  Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%,
     12/01/30 ...................................................................................        15,000,000       15,352,350
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ...........................         4,000,000        4,154,760
  Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%, 10/01/34 ...................         1,000,000        1,047,970
  Port Everglades Authority Port Improvement Revenue,
      Capital Appreciation, ETM, zero cpn., 9/01/10 .............................................        25,475,000       21,019,677
      Capital Appreciation, zero cpn., 9/01/10 ..................................................        24,525,000       18,743,476
      Series 1986, ETM, 7.50%, 11/01/06 .........................................................           135,000          135,802
  Port St. Lucie Utility Revenue,
      MBIA Insured, Pre-Refunded, zero cpn., 9/01/29 ............................................        20,000,000        5,763,200
      System, Refunding, Series A, MBIA Insured, 5.00%, 9/01/30 .................................        11,580,000       12,251,756
      System, Refunding, Series A, MBIA Insured, 5.00%, 9/01/31 .................................         8,805,000        9,301,074
  Sarasota County Utility System Revenue,
      FGIC Insured, Pre-Refunded, 5.75%, 10/01/27 ...............................................        18,000,000       18,588,600
      Refunding, Series A, FGIC Insured, 5.25%, 10/01/25 ........................................         5,280,000        5,390,722
  Sarasota Special Obligated Revenue, Refunding, AMBAC Insured, zero cpn.,
      11/01/09 ..................................................................................         1,365,000        1,210,373
      11/01/12 ..................................................................................         1,780,000        1,393,366
      11/01/15 ..................................................................................         2,180,000        1,494,172
  St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
      6/01/22 ...................................................................................         4,000,000        1,837,520
      6/01/23 ...................................................................................         4,255,000        1,836,798
      6/01/24 ...................................................................................         1,500,000          610,440
      6/01/25 ...................................................................................         2,130,000          819,134
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
    10/01/32 ....................................................................................        10,000,000       11,044,300
  St. Petersburg Public Utilities Revenue, Refunding, MBIA Insured, 5.00%, 10/01/35 .............        10,795,000       11,332,375
  Sumter County Capital Improvement Revenue, AMBAC Insured, 5.00%, 6/01/30 ......................         3,520,000        3,705,504
  Sunrise Lakes Recreation District GO, Phase 4, Refunding, AMBAC Insured, 5.25%,
    8/01/24 .....................................................................................         4,320,000        4,420,570
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ...................         2,550,000        2,834,657
  South Broward Hospital District Revenue,
      5.60%, 5/01/27 ............................................................................         5,000,000        5,411,850
      5.625%, 5/01/32 ...........................................................................        16,250,000       17,438,687
  Tallahassee Energy System Revenue, MBIA Insured, 5.00%, 10/01/35 ..............................        10,000,000       10,459,600
  Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 .......................................         2,490,000        2,615,695
  Tampa Bay Water Utility System Revenue,
      FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ...............................................        15,000,000       16,467,300
      Series B, FGIC Insured, 5.00%, 10/01/31 ...................................................        10,000,000       10,357,000
  Tampa Sports Authority Revenue,
      Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ................         1,000,000        1,123,840
      Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ................         1,715,000        2,040,644
      Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ................         2,695,000        3,290,865
      Sales Tax Payments, Stadium Project, MBIA Insured, Pre-Refunded, 5.25%, 1/01/27 ...........         2,000,000        2,030,440


90 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%,
     10/01/16 ...............................................................................      $ 1,330,000        $    1,587,062
  Viera East CDD, Water and Sewer Revenue, 6.75%, 5/01/09 ...................................        1,540,000             1,568,413
  Viera East CDD Special Assessment,
      Refunding, 7.00%, 5/01/26 .............................................................        6,790,000             7,364,570
      Series B, ETM, 6.75%, 5/01/14 .........................................................        5,360,000             5,955,871
  Village Center CDD Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ..........       10,000,000            10,610,800
  Volusia County Educational Facility Authority Revenue, Educational Facilities,
      Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22 ..........        2,000,000             2,102,580
      Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ........................        5,000,000             5,220,900
  Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 ........        5,000,000             5,298,850
  West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ...................        1,845,000             1,963,892
  West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 .........................       10,850,000            11,387,726
  West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment, 5.00%,
    3/01/35 .................................................................................        1,000,000             1,025,820
  West Palm Beach Utility System Revenue, FGIC Insured, Pre-Refunded, 5.50%, 10/01/29 .......        5,000,000             5,150,500
                                                                                                                      --------------
                                                                                                                       1,592,325,591
                                                                                                                      --------------
  U.S. TERRITORIES 6.2%
  PUERTO RICO 5.6%
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%,
      7/01/25 ...............................................................................        5,000,000             5,152,950
      7/01/29 ...............................................................................       10,000,000            10,253,000
      7/01/33 ...............................................................................       13,000,000            13,247,260
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Refunding, Series K, 5.00%, 7/01/30 ...................................................        5,000,000             5,132,400
      Series A, MBIA Insured, 5.00%, 7/01/38 ................................................       12,800,000            13,102,336
      Series B, Pre-Refunded, 6.00%, 7/01/39 ................................................        5,000,000             5,479,250
      Series D, Pre-Refunded, 5.375%, 7/01/36 ...............................................        5,000,000             5,456,450
      Series G, 5.00%, 7/01/33 ..............................................................        5,000,000             5,109,750
  Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 .............       15,000,000            15,662,250
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ................        5,900,000             6,465,751
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ..................................................        1,210,000             1,269,278
      Series D, Pre-Refunded, 5.375%, 7/01/33 ...............................................        3,790,000             4,115,296
      Series I, 5.00%, 7/01/36 ..............................................................        5,000,000             5,119,900
                                                                                                                      --------------
                                                                                                                          95,565,871
                                                                                                                      --------------


                                                          Semiannual Report | 91

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 0.6%
  Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .....        $10,000,000     $   10,431,100
                                                                                                                    --------------
  TOTAL U.S. TERRITORIES ...................................................................                           105,996,971
                                                                                                                    --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,591,708,117) ........................................                         1,698,322,562
                                                                                                                    --------------
  TOTAL INVESTMENTS (COST $1,591,708,117) 98.8% ............................................                         1,698,322,562
  OTHER ASSETS, LESS LIABILITIES 1.2% ......................................................                            20,559,987
                                                                                                                    --------------
  NET ASSETS 100.0% ........................................................................                        $1,718,882,549
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 138.


92 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   AUGUST 31, 2006                         YEAR ENDED FEBRUARY 28,
CLASS A                                              (UNAUDITED)         2006           2005           2004 f      2003        2002
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............    $  12.13      $  12.17       $  12.27       $  11.99    $  11.86    $  11.73
                                                       ----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................        0.25          0.51           0.53           0.54        0.56        0.57

 Net realized and unrealized gains (losses) .......       (0.06)        (0.04)         (0.10)          0.28        0.13        0.14
                                                       ----------------------------------------------------------------------------

Total from investment operations ..................        0.19          0.47           0.43           0.82        0.69        0.71
                                                       ----------------------------------------------------------------------------

Less distributions from net investment income .....       (0.25)        (0.51)         (0.53)         (0.54)      (0.56)      (0.58)
                                                       ----------------------------------------------------------------------------

Redemption fees ...................................          -- d          -- d           -- d           --          --          --
                                                       ----------------------------------------------------------------------------

Net asset value, end of period ....................    $  12.07      $  12.13       $  12.17       $  12.27    $  11.99    $  11.86
                                                       ============================================================================

Total return c ....................................        1.63%         3.91%          3.65%          7.00%       6.02%       6.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................    $214,042      $205,875       $170,407       $176,193    $171,381    $169,489

Ratios to average net assets:

 Expenses .........................................        0.73% e       0.74%          0.75%          0.75%       0.74%       0.75%

 Net investment income ............................        4.14% e       4.18%          4.40%          4.49%       4.76%       4.83%

Portfolio turnover rate ...........................        2.49%         8.54%         22.50%         11.83%      10.56%      19.66%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 93

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    AUGUST 31, 2006                         YEAR ENDED FEBRUARY 28,
CLASS C                                               (UNAUDITED)          2006          2005          2004 f      2003        2002
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................   $ 12.24         $ 12.27       $ 12.37       $ 12.08     $ 11.94     $ 11.81
                                                        ---------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ............................      0.22            0.44          0.47          0.47        0.50        0.51

 Net realized and unrealized gains (losses) .........     (0.06)          (0.03)        (0.11)         0.29        0.14        0.13
                                                        ---------------------------------------------------------------------------

Total from investment operations ....................      0.16            0.41          0.36          0.76        0.64        0.64
                                                        ---------------------------------------------------------------------------

Less distributions from net investment income .......     (0.22)          (0.44)        (0.46)        (0.47)      (0.50)      (0.51)
                                                        ---------------------------------------------------------------------------

Redemption fees .....................................        -- d            -- d          -- d          --          --          --
                                                        ---------------------------------------------------------------------------

Net asset value, end of period ......................   $ 12.18         $ 12.24       $ 12.27       $ 12.37     $ 12.08     $ 11.94
                                                        ===========================================================================

Total return c ......................................      1.32%           3.39%         3.05%         6.44%       5.50%       5.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................   $47,379         $43,983       $37,017       $35,645     $32,422     $24,672

Ratios to average net assets:

 Expenses ...........................................      1.28% e         1.29%         1.30%         1.32%       1.27%       1.30%

 Net investment income ..............................      3.59% e         3.63%         3.85%         3.92%       4.23%       4.29%

Portfolio turnover rate .............................      2.49%           8.54%        22.50%        11.83%      10.56%      19.66%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


94 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.9%
  MUNICIPAL BONDS 96.9%
  GEORGIA 95.5%
  Albany-Dougherty Inner City Authority Revenue, Albany State University Student Housing,
     Series A, XLCA Insured, 5.00%, 7/01/29 ......................................................       $4,000,000     $  4,194,480
  Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien, Refunding, Series C,
     FSA Insured, 5.00%, 1/01/33 .................................................................        5,000,000        5,196,350
  Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded,
      5.50%, 1/01/26 .............................................................................        5,000,000        5,340,500
      5.60%, 1/01/30 .............................................................................        5,000,000        5,356,000
  Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, Pre-Refunded,
     5.50%, 12/01/20 .............................................................................        1,500,000        1,624,470
  Atlanta Development Authority Revenue,
      Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ..............        2,555,000        2,816,351
      Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%,
       1/01/23 ...................................................................................        4,150,000        4,418,546
  Atlanta Urban Residential Finance Authority MFHR,
      Defoors Ferry Manor Project, Pre-Refunded, 5.90%, 10/01/18 .................................        1,700,000        1,736,635
      Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ...........................................        1,040,000        1,069,910
      Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ..........................................        1,560,000        1,602,666
  Atlanta Water and Wastewater Revenue,
      FSA Insured, 5.00%, 11/01/24 ...............................................................        4,000,000        4,224,440
      Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 .........................................        8,000,000        8,277,920
  Augusta Water and Sewer Revenue, Refunding, FSA Insured, 5.00%, 10/01/32 .......................        5,000,000        5,190,500
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
      5.25%, 12/01/22 ............................................................................        2,500,000        2,341,400
      5.375%, 12/01/28 ...........................................................................        2,000,000        1,861,340
  Bulloch County Development Authority Lease Revenue, Georgia Southern University, XLCA
     Insured, 5.00%, 8/01/27 .....................................................................        5,000,000        5,269,900
  Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ...............           10,000           10,014
  Clayton County Development Authority Revenue,
      Gateway Village Project, Series A, Pre-Refunded, 6.00%, 8/01/23 ............................        3,500,000        3,795,575
      Refunding, Series A, MBIA Insured, 5.00%, 8/01/23 ..........................................        2,310,000        2,453,058
  Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ..............          930,000          950,767
  Cobb County Development Authority Parking Revenue, Kennesaw State University Foundation Inc.
     Project, MBIA Insured, 5.00%, 7/15/29 .......................................................        2,000,000        2,088,340
  Cobb County Development Authority University Facilities Revenue, Kennesaw State University,
    Sub Series D, MBIA Insured, 5.00%, 7/15/29 ...................................................        8,000,000        8,353,360
  Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%,
    2/01/07 ......................................................................................            5,000            5,033
  College Park Business and IDAR, Civic Center Project, AMBAC Insured, Pre-Refunded, 5.75%,
    9/01/26 ......................................................................................        2,000,000        2,193,820
  Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 .......................        2,000,000        2,068,400
  Columbia County Water and Sewer Revenue, FSA Insured, 5.00%, 6/01/24 ...........................        1,130,000        1,194,467
  Columbus Water and Sewage Revenue, Refunding, MBIA Insured, 5.00%, 5/01/25 .....................        1,000,000        1,055,190
  DeKalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA Secured,
    5.40%, 2/20/29 ...............................................................................        1,980,000        2,074,941
  DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and
    Judicial Facility Project, 5.00%, 12/01/29 ...................................................        2,000,000        2,097,520


                                                          Semiannual Report | 95

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  GEORGIA (CONTINUED)
  DeKalb County Water and Sewer Revenue,
      Pre-Refunded, 5.125%, 10/01/31 ...............................................................     $6,500,000     $  6,930,690
      Refunding, Series B, FSA Insured, 5.00%, 10/01/35 ............................................      7,000,000        7,634,340
  Douglasville-Douglas County Water and Sewer Authority Water and Sewer Revenue, MBIA Insured,
     5.00%, 6/01/29 ................................................................................      3,410,000        3,603,483
  Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 ..................      3,000,000        3,131,910
  Fayette County School District GO, zero cpn. to 9/01/10,
      4.75% thereafter, 3/01/21 ....................................................................      1,355,000        1,141,466
      4.95% thereafter, 3/01/25 ....................................................................      1,000,000          840,920
  Forsyth County GO, Pre-Refunded, 5.75%, 2/01/19 ..................................................      1,500,000        1,626,915
  Fulton County Development Authority Revenue, Georgia Tech Foundation Funding,
      Sac II Project, Series A, 5.25%, 11/01/30 ....................................................      5,000,000        5,321,700
      Series A, 5.00%, 11/01/31 ....................................................................      3,000,000        3,107,280
      Molecular Science Building Project, MBIA Insured, 5.00%, 5/01/25 .............................      2,240,000        2,356,122
  Fulton County Water and Sewer Revenue, FGIC Insured, 5.00%, 1/01/30 ..............................      2,500,000        2,616,750
  Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates, Northeast
      Health System Inc. Project, Refunding, 5.50%, 5/15/31 ........................................      2,500,000        2,600,225
  Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
      12/01/26 .....................................................................................      2,000,000        2,139,640
  Georgia Municipal Electric Authority Power Revenue, Series W,
      6.60%, 1/01/18 ...............................................................................        955,000        1,108,612
      ETM, 6.60%, 1/01/18 ..........................................................................         45,000           52,162
  Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%,
      6/01/24 ......................................................................................      1,000,000        1,038,810
  Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing
    Corp. Project, Series A, 6.00%, 6/01/24 ........................................................      2,550,000        2,710,650
  Georgia School Board Assn. Inc. COP, DeKalb County Public School Project, MBIA Insured,
    5.00%, 12/01/25 ................................................................................      2,600,000        2,757,716
  Georgia State HFAR, MF,
      Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ...........................      1,000,000        1,010,810
      Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 .........................      1,000,000        1,023,450
  Gwinnett County Development Authority COP, Gwinnett County Public Schools Project, MBIA
    Insured, 5.00%, 1/01/24 ........................................................................      8,500,000        8,962,570
  Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital Systems
    Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ...........................................      3,750,000        3,988,950
  Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 ..................      2,795,000        3,027,348
  Habersham County School District GO, MBIA Insured, 5.00%, 4/01/28 ................................      2,750,000        2,919,592
  Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
    AMBAC Insured, 6.00%, 7/01/29 ..................................................................      5,000,000        5,425,450
  Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%,
    10/01/23 .......................................................................................      3,300,000        3,877,599
  Jackson County School District GO, MBIA Insured, 5.00%, 3/01/25 ..................................      3,000,000        3,180,810
  Liberty County Hospital Authority Revenue, Anticipation Certificates, Refunding, AMBAC Insured,
    5.00%, 8/01/26 .................................................................................      2,000,000        2,115,900


96 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  GEORGIA (CONTINUED)
  Marietta Development Authority Revenue, first mortgage, Life College Inc.,
      Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ..........................................       $ 1,800,000     $  1,835,712
      Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ..........................................         1,100,000        1,122,088
      Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ..........................................         1,000,000        1,020,800
      Series B, FSA Insured, 5.75%, 9/01/14 .....................................................           800,000          815,872
  Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
     Healthcare System, MBIA Insured, 5.50%, 8/01/25 ............................................         6,000,000        6,322,260
  Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%,
     10/01/26 ...................................................................................         1,000,000        1,070,750
  Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding,
     Series A, 6.80%, 1/01/12 ...................................................................         1,500,000        1,703,955
  Municipal Electricity Authority Revenue, Project 1, Sub Series E, MBIA Insured, 5.00%,
     1/01/25 ....................................................................................         2,315,000        2,456,470
  Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC
     Insured, 6.10%, 2/01/24 ....................................................................         4,500,000        4,877,370
  Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton, CIFG Insured,
     5.00%, 6/01/24 .............................................................................         3,150,000        3,328,825
  Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State
     University Foundation Property LLC, AMBAC Insured, 5.00%, 6/01/34 ..........................         3,000,000        3,133,860
  Private Colleges and Universities Authority Revenue,
      Emory University Project, Series A, Pre-Refunded, 5.50%, 11/01/25 .........................        10,000,000       10,644,200
      Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 ..........................         2,000,000        2,053,140
  Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
     Project, 5.80%, 12/01/20 ...................................................................         1,500,000        1,546,605
  Richmond County Development Authority Educational Facilities Revenue, Augusta State
     University Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29 ...................         1,000,000        1,044,890
  Rockdale County Water and Sewer Authority Revenue,
      FSA Insured, 5.00%, 7/01/29 ...............................................................         4,000,000        4,224,520
      Series A, MBIA Insured, Pre-Refunded, 5.375%, 7/01/29 .....................................         5,000,000        5,321,100
  Savannah EDA Revenue,
      Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%, 12/01/30 .....................         2,125,000        2,228,998
      XLCA Insured, 5.00%, 7/01/29 ..............................................................         3,000,000        3,145,860
  South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
    5.00%, 1/01/33 ..............................................................................         3,500,000        3,634,120
  Suwanee GO, MBIA Insured, 5.25%, 1/01/32 ......................................................         3,000,000        3,161,730
  Upper Oconee Basin Water Authority Revenue,
      FGIC Insured, Pre-Refunded, 5.25%, 7/01/27 ................................................         1,550,000        1,625,020
      Refunding, MBIA Insured, 5.00%, 7/01/26 ...................................................         1,000,000        1,056,890
  Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
    Center Project, AMBAC Insured, 5.25%, 10/01/27 ..............................................         3,000,000        3,190,440
  Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
    6.00%, 2/01/21 ..............................................................................           750,000          764,325
  Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%,
    3/01/25 .....................................................................................         3,000,000        3,188,790
                                                                                                                        ------------
                                                                                                                         249,632,353
                                                                                                                        ------------


                                                          Semiannual Report | 97

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 1.4%
  VIRGIN ISLANDS 1.4%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.40%, 10/01/12 ............................................................................     $    850,000     $    882,589
      5.50%, 10/01/22 ............................................................................        1,200,000        1,240,860
      5.625%, 10/01/25 ...........................................................................        1,530,000        1,583,382
                                                                                                                        ------------
  TOTAL U.S. TERRITORIES .........................................................................                         3,706,831
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $240,615,604) ................................................                       253,339,184
                                                                                                                        ------------
  SHORT TERM INVESTMENTS 2.0%
  MUNICIPAL BONDS 2.0%
  GEORGIA 2.0%
a Athens-Clarke County Unified Government Development Authority Revenue, University of Georgia
      Athletic Assn. Project,
     Daily VRDN and Put, 3.57%, 8/01/33 ..........................................................        1,095,000        1,095,000
     Series B, Daily VRDN and Put, 3.57%, 7/01/35 ................................................        3,400,000        3,400,000
a Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 3.41%,
     11/01/41 ....................................................................................          340,000          340,000
a Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 3.56%, 11/01/15 ......................          400,000          400,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,235,000) .................................................                         5,235,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $245,850,604) 98.9% ....................................................                       258,574,184
  OTHER ASSETS, LESS LIABILITIES 1.1% ............................................................                         2,846,469
                                                                                                                        ------------
  NET ASSETS 100.0% ..............................................................................                      $261,420,653
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 138.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


98 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    AUGUST 31, 2006                        YEAR ENDED FEBRUARY 28,
CLASS A                                               (UNAUDITED)         2006          2005          2004 f       2003       2002
                                                   -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .................  $  11.39      $  11.41      $  11.51      $  11.30     $  11.13    $ 11.03
                                                        --------------------------------------------------------------------------
Income from investment operations a:
 Net investment income b .............................      0.23          0.47          0.48          0.50         0.52       0.55
 Net realized and unrealized gains (losses) ..........     (0.05)        (0.02)        (0.10)         0.21         0.17       0.10
                                                        --------------------------------------------------------------------------


Total from investment operations .....................      0.18          0.45          0.38          0.71         0.69       0.65
                                                        --------------------------------------------------------------------------

Less distributions from net investment income ........     (0.23)        (0.47)        (0.48)        (0.50)       (0.52)     (0.55)
                                                        --------------------------------------------------------------------------

Redemption fees ......................................        -- d          -- d          -- d          --           --         --
                                                        --------------------------------------------------------------------------

Net asset value, end of period .......................  $  11.34      $  11.39      $  11.41      $  11.51     $  11.30    $ 11.13
                                                        ==========================================================================

Total return c .......................................       1.64%         4.01%         3.47%         6.43%        6.38%      6.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................  $137,230      $128,254      $112,941      $118,797     $114,541    $96,299

Ratios to average net assets:

 Expenses before waiver and payments
   by affiliate ......................................      0.77% e       0.78%         0.79%         0.78%        0.80%      0.82%

 Expenses net of waiver and payments
   by affiliate ......................................      0.75% e       0.75%         0.71%         0.60%        0.60%      0.52%

 Net investment income ...............................      4.02% e       4.10%         4.30%         4.44%        4.67%      4.96%

Portfolio turnover rate ..............................      1.84%         9.43%        12.48%        11.87%        7.34%      6.07%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 99

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 94.6%
  MUNICIPAL BONDS 94.6%
  KENTUCKY 78.8%
  Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34 .................     $1,065,000     $  1,107,004
  Boone County GO, Public Project, 5.00%,
     4/01/20 .......................................................................................      1,310,000        1,380,137
     4/01/21 .......................................................................................      1,000,000        1,050,480
  Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A,
     6.50%, 11/15/22 ...............................................................................        170,000          170,000
     FGIC Insured, 4.70%, 1/01/28 ..................................................................      3,000,000        3,071,640
  Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured,
    5.00%,
     12/01/22 ......................................................................................      1,200,000        1,259,472
     12/01/27 ......................................................................................      2,000,000        2,090,460
  Bowling Green ISD Finance Corp. School Building Revenue, 5.75%, 1/01/20 ..........................      1,140,000        1,215,764
  Campbell and Kenton Counties Sanitation District No.1 Sanitation District Revenue, Series A,
    FSA Insured, 5.00%,
     8/01/19 .......................................................................................      1,500,000        1,578,915
     8/01/24 .......................................................................................      2,000,000        2,089,180
  Campbell County School District Finance Corp. School Building Revenue, FSA Insured, 5.00%,
    8/01/26 ........................................................................................      2,845,000        3,020,622
  Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
    5.125%, 8/01/20 ................................................................................      1,015,000        1,072,043
  Elizabethtown Public Properties Holding Inc. Revenue, first mortgage, Administrative Office of the
    Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 ..............................      2,000,000        2,069,360
  Fayette County School District Finance Corp. School Building Revenue,
     Pre-Refunded, 5.50%, 9/01/18 ..................................................................      2,500,000        2,655,925
     Refunding, Series B, FSA Insured, 4.00%, 1/01/17 ..............................................      1,000,000        1,007,000
     Series A, AMBAC Insured, 5.25%, 4/01/20 .......................................................      2,160,000        2,303,683
  Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 .............................      1,000,000        1,034,740
  Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
    Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 ..............................................        405,000          405,814
  Hardin County School District Finance Corp. School Building Revenue, Pre-Refunded, 5.75%,
    2/01/20 ........................................................................................      1,500,000        1,616,145
  Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%,
    1/01/31 ........................................................................................      2,620,000        2,695,299
  Harlan County Justice Center Revenue, First Judicial Center Project, AMBAC Insured, 5.00%,
    3/01/25 ........................................................................................      1,330,000        1,397,604
  Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%,
    1/01/28 ........................................................................................      2,035,000        2,077,063
  Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., Refunding,
    AMBAC Insured, 5.75%, 1/01/26 ..................................................................      1,000,000        1,025,890
  Jefferson County School District Financial Corp. School Building Revenue, Series A, FSA Insured,
    5.25%, 7/01/18 .................................................................................      1,500,000        1,579,425
  Kenton County Airport Board Airport Revenue, Cincinnati/Northern Kentucky International Airport,
    Series B, MBIA Insured, 5.75%, 3/01/13 .........................................................      1,230,000        1,254,403
  Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L,
    XLCA Insured, 5.00%, 11/01/29 ..................................................................      1,000,000        1,065,430
  Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,
     Series A, 6.00%, 6/01/30 ......................................................................      2,000,000        2,166,800
     Series C, 6.00%, 6/01/30 ......................................................................      1,285,000        1,392,169
     Series E, 5.70%, 6/01/22 ......................................................................      1,000,000        1,086,570


100 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
KENTUCKY (CONTINUED)
Kentucky Asset/Liability Commission General Receipts Revenue, University of Kentucky, Project
   Notes, FGIC Insured, 5.00%, 10/01/25 ............................................................     $3,000,000     $  3,202,710
Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare
   Inc., Refunding, Series C, MBIA Insured, 6.15%,
    10/01/24 .......................................................................................        405,000          462,283
    10/01/25 .......................................................................................        935,000        1,066,003
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
   Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ....................      2,000,000        2,012,980
Kentucky Economic Development Finance Authority Revenue, Catholic Health Project, Refunding
   and Improvement, Series A, 5.00%, 12/01/18 ......................................................      2,000,000        2,052,460
Kentucky Infrastructure Authority Revenue, Series A, 5.00%,
    6/01/19 ........................................................................................      1,140,000        1,192,178
    6/01/20 ........................................................................................      1,250,000        1,307,763
    6/01/21 ........................................................................................      1,190,000        1,242,896
Kentucky Rural Water Finance Corp. Public Project Revenue,
    Flexible Term Program, Series A, 5.00%, 2/01/26 ................................................      1,055,000        1,100,112
    Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34 ....................................      1,500,000        1,564,695
Kentucky State Property and Buildings Commission Revenues,
    Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 .........................................      3,540,000        3,747,267
    Project No. 64, MBIA Insured, Pre-Refunded, 5.50%, 5/01/17 .....................................      1,535,000        1,622,526
    Project No. 69, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/21 ............................      2,300,000        2,441,335
    Project No. 77, MBIA Insured, Pre-Refunded, 5.00%, 8/01/23 .....................................      1,100,000        1,184,986
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Project,
   Series A, AMBAC Insured, 5.00%, 7/01/25 .........................................................      2,000,000        2,122,860
Lawrenceburg Water and Sewer Revenue, MBIA Insured, 5.00%, 10/01/28 ................................      1,730,000        1,811,691
Louisville and Jefferson County Metropolitan Government Industrial Building Revenue, Sisters of
   Mercy, Cincinnati, 5.00%, 10/01/35 ..............................................................      1,500,000        1,539,360
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,
   Series A,
    AMBAC Insured, 5.00%, 5/15/36 ..................................................................      3,000,000        3,150,270
    FGIC Insured, 5.00%, 5/15/30 ...................................................................      2,750,000        2,810,582
    FGIC Insured, 5.00%, 5/15/38 ...................................................................      3,000,000        3,139,650
Louisville and Jefferson County Student Housing Revenue, University of Louisville, Phase 3-A,
    AMBAC Insured, 5.00%, 6/01/34 ..................................................................      3,755,000        3,938,920
    Series A, AMBAC Insured, 5.00%, 6/01/25 ........................................................      1,000,000        1,060,940
Louisville Parking Authority of River City Revenue, MBIA Insured, 5.00%, 6/01/29 ...................      3,290,000        3,415,908
Louisville Waterworks Board Water System Revenue, Louisville Water Co., Refunding, FSA Insured,
    5.25%, 11/15/24 ................................................................................      2,500,000        2,640,100
    5.50%, 11/15/25 ................................................................................      2,000,000        2,120,140
McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
  6.40%, 11/01/07 ..................................................................................        500,000          502,025
Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 ...................................      1,500,000        1,565,145
Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ....................      1,270,000        1,308,468
Oldham County School District Finance Corp. School Building Revenue, MBIA Insured, 5.00%,
  5/01/24 ..........................................................................................      5,680,000        5,997,285
Russell Health System Revenue, Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ................        800,000          837,560
                                                                                                                        ------------
                                                                                                                         108,100,135
                                                                                                                        ------------


                                                         Semiannual Report | 101

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 15.8%
  PUERTO RICO 14.3%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
     5.375%, 5/15/33 ...............................................................................     $1,800,000     $  1,851,786
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.125%, 7/01/31 ..............................................................................      3,125,000        3,195,000
      Pre-Refunded, 5.125%, 7/01/31 ................................................................      1,875,000        2,002,950
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series D, Pre-Refunded, 5.375%, 7/01/36 ......................................................      2,500,000        2,728,225
      Series K, 5.00%, 7/01/27 .....................................................................      3,000,000        3,092,580
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ..............      5,000,000        5,279,150
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.25%, 7/01/36 ..........................................................        455,000          472,982
      Series D, Pre-Refunded, 5.25%, 7/01/36 .......................................................        995,000        1,073,943
                                                                                                                        ------------
                                                                                                                          19,696,616
                                                                                                                        ------------
  VIRGIN ISLANDS 1.5%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 .........      2,000,000        2,069,780
                                                                                                                        ------------
  TOTAL U.S. TERRITORIES ...........................................................................                      21,766,396
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $124,293,216) ..................................................                     129,866,531
                                                                                                                        ------------
  SHORT TERM INVESTMENTS 4.1%
  MUNICIPAL BONDS 4.1%
  KENTUCKY 3.7%
a Berea Educational Facilities Revenue, Series A, Daily VRDN and Put, 3.40%, 6/01/32 ...............      1,915,000        1,915,000
a Breckinridge County Lease Program Revenue, Kentucky Assn. Counties Leasing Trust, Series A,
    Weekly VRDN and Put, 3.60%, 2/01/32 ............................................................        344,000          344,000
a Shelby County Lease Revenue, Series A, Daily VRDN and Put, 3.60%, 9/01/34 ........................      2,765,000        2,765,000
                                                                                                                        ------------
                                                                                                                           5,024,000
                                                                                                                        ------------
   U.S. TERRITORIES 0.4%
   PUERTO RICO 0.4%
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.29%, 12/01/15 ...........................................................        400,000          400,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 3.30%, 7/01/28 ...................................        170,000          170,000
                                                                                                                        ------------
                                                                                                                             570,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,594,000) ...................................................                       5,594,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $129,887,216) 98.7% ......................................................                     135,460,531
  OTHER ASSETS, LESS LIABILITIES 1.3% ..............................................................                       1,769,044
                                                                                                                        ------------
  NET ASSETS 100.0% ................................................................................                    $137,229,575
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 138.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


102 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS A                                             (UNAUDITED)          2006         2005          2004 f        2003         2002
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............   $  11.52        $  11.68     $  11.81      $  11.55      $  11.38     $  11.22
                                                     ------------------------------------------------------------------------------

Income from investment operations a:

 Net investment income b .........................       0.24            0.50         0.52          0.53          0.55         0.56

 Net realized and unrealized gains (losses) ......       0.01           (0.16)       (0.14)         0.26          0.17         0.16
                                                     ------------------------------------------------------------------------------

Total from investment operations .................       0.25            0.34         0.38          0.79          0.72         0.72
                                                     ------------------------------------------------------------------------------

Less distributions from net investment income ....      (0.25)          (0.50)       (0.51)        (0.53)        (0.55)       (0.56)
                                                     ------------------------------------------------------------------------------

Redemption fees ..................................         --              --           -- e          --            --           --
                                                     ------------------------------------------------------------------------------

Net asset value, end of period ...................   $  11.52        $  11.52     $  11.68      $  11.81      $  11.55     $  11.38
                                                     ==============================================================================

Total return c ...................................       2.20%           2.99%        3.36%         7.01%         6.52%        6.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................   $200,711        $188,333     $188,659      $185,987      $177,211     $167,909

Ratios to average net assets:

 Expenses ........................................       0.73% d         0.73%        0.73%         0.73%         0.74%        0.74%

 Net investment income ...........................       4.26% d         4.30%        4.49%         4.56%         4.84%        4.99%

Portfolio turnover rate ..........................       2.52%           9.78%        8.67%        16.35%        12.60%       10.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Annualized.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 103

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS C                                             (UNAUDITED)         2006          2005         2004 f       2003         2002
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Louisiana State GO, Match, Refunding, Series

Net asset value, beginning of period ...............  $ 11.63        $ 11.79       $ 11.91      $ 11.65      $ 11.47      $ 11.29
                                                      ---------------------------------------------------------------------------

Income from investment operations a:

 Net investment income b ...........................     0.22           0.44          0.46         0.46         0.49         0.51

 Net realized and unrealized gains (losses) ........     0.01          (0.16)        (0.13)        0.26         0.18         0.17
                                                      ---------------------------------------------------------------------------

Total from investment operations ...................     0.23           0.28          0.33         0.72         0.67         0.68
                                                      ---------------------------------------------------------------------------

Less distributions from net investment income ......    (0.22)         (0.44)        (0.45)       (0.46)       (0.49)       (0.50)
                                                      ---------------------------------------------------------------------------

Redemption fees ....................................       --             --            -- e         --           --           --
                                                      ---------------------------------------------------------------------------

Net asset value, end of period .....................  $ 11.64        $ 11.63       $ 11.79      $ 11.91      $ 11.65      $ 11.47
                                                      ===========================================================================

Total return c .....................................     1.98%          2.40%         2.84%        6.34%        5.98%        6.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................  $24,234        $23,319       $19,196      $20,768      $20,503      $16,047

Ratios to average net assets:

 Expenses ..........................................     1.27% d        1.28%         1.28%        1.29%        1.28%        1.29%

 Net investment income .............................     3.72% d        3.75%         3.94%        4.00%        4.30%        4.44%

Portfolio turnover rate ............................     2.52%          9.78%         8.67%       16.35%       12.60%       10.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Annualized.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.


104 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.2%
MUNICIPAL BONDS 97.2%
LOUISIANA 92.8%
Bossier City Public Improvement Sales and Use Tax Revenue,
    FGIC Insured, 5.00%, 12/01/19 ................................................................      $ 1,145,000      $ 1,177,907
    Refunding, FGIC Insured, 5.00%, 12/01/21 .....................................................        1,875,000        1,921,762
    Refunding, FGIC Insured, 5.00%, 12/01/22 .....................................................        1,515,000        1,551,133
Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ..........................        1,900,000        2,009,117
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing
   Project, MBIA Insured, 5.25%,
    5/01/21 ......................................................................................        1,505,000        1,598,566
    5/01/33 ......................................................................................        2,500,000        2,620,475
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
  5.65%, 12/01/21 ................................................................................        1,000,000        1,022,710
De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%,
  9/01/29 ........................................................................................       11,500,000       12,332,485
Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A,
  FHA Insured, ETM, 7.20%, 8/01/10 ...............................................................        1,380,000        1,554,501
East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
  6.10%, 10/01/29 ................................................................................          210,000          213,942
East Baton Rouge Parish Park and Recreation District GO, FSA Insured, 5.00%, 5/01/25 .............        3,325,000        3,489,055
East Baton Rouge Parish Sales and Use Tax Revenue, Public Improvement, Series ST,
  FGIC Insured, Pre-Refunded, 5.00%, 2/01/20 .....................................................        1,000,000        1,064,200
East Baton Rouge Parish Sales Tax Revenue, Public Improvement, Refunding, Series A,
  AMBAC Insured, 5.00%, 2/01/24 ..................................................................        2,000,000        2,106,420
Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series A,
  AMBAC Insured, 5.00%, 7/15/33 ..................................................................        5,000,000        5,107,350
Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured,
  5.00%, 11/01/27 ................................................................................        5,000,000        5,216,400
Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, MBIA Insured,
  5.00%, 4/01/29 .................................................................................        3,060,000        3,191,029
Jefferson Parish West Jefferson Park and Community Center Revenue, MBIA Insured,
  5.00%, 10/01/29 ................................................................................        2,925,000        3,057,181
Jefferson Sales Tax District Special Sales Tax Revenue,
    AMBAC Insured, 5.00%, 12/01/22 ...............................................................        2,000,000        2,116,600
    Refunding, FSA Insured, 5.00%, 12/01/22 ......................................................        3,000,000        3,081,780
    Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 .............................................        4,195,000        4,369,009
Lafayette Public Trust Financing Authority Revenue, Ragin Cajun Facilities Inc. Project,
  MBIA Insured, 5.00%, 10/01/22 ..................................................................        1,500,000        1,582,425
Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ...................           30,000           34,214
Lafayette Utilities Revenue, MBIA Insured, 5.00%, 11/01/28 .......................................        5,000,000        5,234,800
Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ...............................           55,000           58,999
Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured,
  5.125%, 4/01/29 ................................................................................        2,200,000        2,351,778
Louisiana HFA Mortgage Revenue, SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ....................          600,000          602,340
Louisiana Local Government Environmental Facilities and CDA Revenue,
    Delgado Community College Foundation Project, AMBAC Insured, 6.00%, 10/01/29 .................        1,000,000        1,080,350
    Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ..............................        2,215,000        2,298,993
    Livingston Parish Road, AMBAC Insured, 5.00%, 3/01/21 ........................................        4,040,000        4,307,004


                                                         Semiannual Report | 105

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  LOUISIANA (CONTINUED)
  Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
      MBIA Insured, 5.00%, 12/01/26 ..............................................................       $3,000,000     $  3,116,940
      Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 .........        2,000,000        2,116,540
      Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .........        2,000,000        2,111,840
      Southeastern Louisiana Student Housing, Series A, MBIA Insured, 5.00%, 8/01/27 .............        3,000,000        3,141,360
  Louisiana Local Government Environmental Facilities CDA Revenue, Baton Rouge Apartments,
     Series A, MBIA Insured, 6.375%, 1/01/30 .....................................................        4,265,000        4,538,685
  Louisiana Local Government Environmental Facilities GO, AMBAC Insured, 5.25%, 4/01/29 ..........        1,000,000        1,068,200
  Louisiana Public Facilities Authority Hospital Revenue,
      Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ............................          595,000          610,631
      Franciscan Missionaries, Series C, MBIA Insured, Pre-Refunded, 5.00%, 7/01/19 ..............        3,155,000        3,264,352
      Pendleton Memorial Methodist, Pre-Refunded, 5.25%, 6/01/28 .................................        4,500,000        4,658,220
      Touro Infirmary Project, Series A, 5.625%, 8/15/29 .........................................        6,000,000        5,957,760
  Louisiana Public Facilities Authority Revenue,
      Centenary College Project, Refunding, 5.75%, 2/01/29 .......................................        7,300,000        7,460,308
      Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 .......................        1,500,000        1,552,770
      Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ........................        1,540,000        1,632,646
      FHA Insured Mortgage, Baton Rouge General, MBIA Insured, 5.25%, 7/01/33 ....................        5,000,000        5,295,250
      Mortgage Purchase, HFA, Refunding, Series A, FNMA Insured, 6.40%, 7/20/20 ..................        1,900,000        1,908,094
      Ochsner Clinic Foundation Project, Refunding, Series B, 5.75%, 5/15/23 .....................        2,500,000        2,655,200
      Tulane University, AMBAC Insured, Pre-Refunded, 6.05%, 10/01/25 ............................        5,500,000        5,619,075
      Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 .....................        3,000,000        3,140,190
      Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ............        1,000,000        1,034,450
      Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ............        6,015,000        6,217,465
  Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
     AMBAC Insured, 5.00%, 6/01/23 ...............................................................        5,000,000        5,308,400
  Louisiana State Gas and Fuels Tax Revenue, Series A,
      AMBAC Insured, 5.00%, 6/01/27 ..............................................................        3,500,000        3,615,955
      FGIC Insured, 5.00%, 5/01/27 ...............................................................        2,000,000        2,094,260
  Louisiana State GO, Match, Refunding, Series B, CIFG Insured, 5.00%,
      7/15/24 ....................................................................................        3,475,000        3,668,592
      7/15/25 ....................................................................................        2,765,000        2,912,236
  Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
      AMBAC Insured, 5.00%, 5/01/21 ..............................................................        2,500,000        2,605,950
      Series A, MBIA Insured, 5.375%, 3/01/19 ....................................................        3,000,000        3,144,960
  Louisiana State University and Agricultural and Mechanical College Board Revenue,
      AMBAC Insured, 5.00%, 7/01/22 ..............................................................        5,000,000        5,275,450
      Auxiliary, FGIC Insured, 5.00%, 7/01/31 ....................................................        3,000,000        3,149,400
      Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27 .........................................        1,500,000        1,570,020
  Monroe Sales and Use Tax Revenue, FGIC Insured, 5.25%, 7/01/23 .................................        1,535,000        1,652,213
  New Orleans GO,
      Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ..............................................        1,000,000        1,028,250
      Public Improvement, AMBAC Insured, 5.25%, 12/01/29 .........................................        1,485,000        1,572,363
      Public Improvement, FGIC Insured, 5.25%, 12/01/21 ..........................................        1,295,000        1,374,668
      Public Improvement, FGIC Insured, 5.125%, 12/01/26 .........................................        2,000,000        2,081,240
      Refunding, MBIA Insured, 5.125%, 9/01/21 ...................................................        2,000,000        2,102,420



106 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  LOUISIANA (CONTINUED)
  Orleans Levee District Revenue, Levee Improvement, Refunding, FSA Insured,
     5.95%, 11/01/14 .............................................................................     $    635,000     $    651,256
  Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured,
     5.50%, 9/01/20 ..............................................................................        1,000,000        1,026,370
  Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 .......................        1,950,000        1,966,048
  Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
     Refunding, FSA Insured, 5.75%, 5/15/21 ......................................................        2,500,000        2,640,700
  Ouachita Parish West Ouachita Parish School District Sales and Use Tax Revenue, FGIC Insured,
    Pre-Refunded, 5.75%, 9/01/24 .................................................................        1,410,000        1,546,643
  Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
    ETM, 7.25%, 8/01/10 ..........................................................................          595,000          637,858
  Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured,
    5.00%, 10/01/16 ..............................................................................        1,000,000        1,053,440
  St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM,
     7.50%, 9/01/10 ..............................................................................          435,000          497,644
  St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 .........        1,500,000        1,538,655
  St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...................        2,500,000        2,603,500
  St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
      7/01/10 ....................................................................................           40,000           42,633
      7/01/11 ....................................................................................           50,000           57,848
  State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
    Cajundome, MBIA Insured,Pre-Refunded, 5.65%, 9/01/26 .........................................        3,080,000        3,202,214
  Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General Medical
    Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33 .....................................        2,155,000        2,337,162
  University of Louisiana System Board of Supervisors Lease Revenue,
      LaFayette Cajundome Convention, MBIA Insured, Pre-Refunded, 6.25%, 9/01/29 .................        1,200,000        1,311,912
      Northwestern State University Wellness, AMBAC Insured, 5.10%, 4/01/24 ......................        1,000,000        1,041,250
                                                                                                                        ------------
                                                                                                                         208,764,011
                                                                                                                        ------------
  U.S. TERRITORIES 4.4%
  PUERTO RICO 3.0%
  Puerto Rico Commonwealth GO, Public Improvement,
      MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .................................................        4,400,000        4,728,020
      Series A, 5.00%, 7/01/33 ...................................................................        2,000,000        2,038,040
                                                                                                                        ------------
                                                                                                                           6,766,060
                                                                                                                        ------------
  VIRGIN ISLANDS 1.4%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ........        3,000,000        3,106,980
                                                                                                                        ------------
  TOTAL U.S. TERRITORIES .........................................................................                         9,873,040
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $209,150,834) ................................................                       218,637,051
                                                                                                                        ------------
  SHORT TERM INVESTMENTS 1.4%
  MUNICIPAL BONDS 1.4%
  LOUISIANA 1.3%
a Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put,
    3.56%, 12/01/15 ..............................................................................        1,600,000        1,600,000


                                                         Semiannual Report | 107

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  LOUISIANA (CONTINUED)
a Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, ACES, Refunding, Daily VRDN and Put, 3.41%, 9/01/17 ..........................       $ 1,200,000       $  1,200,000
                                                                                                                        ------------
                                                                                                                           2,800,000
                                                                                                                        ------------
  U.S. TERRITORIES 0.1%
  PUERTO RICO 0.1%
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.29%, 12/01/15 ......................................................           109,000            109,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 3.30%, 7/01/28 ..............................           200,000            200,000
                                                                                                                        ------------
  TOTAL U.S. TERRITORIES ......................................................................                              309,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,109,000) ..............................................                            3,109,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $212,259,834) 98.6% .................................................                          221,746,051
  OTHER ASSETS, LESS LIABILITIES 1.4% .........................................................                            3,198,873
                                                                                                                        ------------
  NET ASSETS 100.0% ...........................................................................                         $224,944,924
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 138.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


108 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS A                                             (UNAUDITED)          2006           2005         2004 f       2003         2002
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............  $  11.77        $  11.80       $  11.93     $  11.78     $  11.52     $  11.36
                                                     ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................      0.25            0.51           0.51         0.52         0.54         0.55

 Net realized and unrealized gains (losses) .......     (0.05)          (0.03)         (0.13)        0.16         0.26         0.17
                                                     ------------------------------------------------------------------------------

Total from investment operations ..................      0.20            0.48           0.38         0.68         0.80         0.72
                                                     ------------------------------------------------------------------------------

Less distributions from net investment income .....     (0.25)          (0.51)         (0.51)       (0.53)       (0.54)       (0.56)
                                                     ------------------------------------------------------------------------------

Redemption fees ...................................        -- d            -- d           -- d         --           --           --
                                                     ------------------------------------------------------------------------------

Net asset value, end of period ....................  $  11.72        $  11.77       $  11.80     $  11.93     $  11.78     $  11.52
                                                     ==============================================================================

Total return c ....................................      1.77%           4.11%          3.34%        5.89%        7.16%        6.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................  $391,167        $369,205       $332,943     $340,237     $322,873     $281,141

Ratios to average net assets:

 Expenses .........................................      0.68% e         0.69%          0.70%        0.70%        0.70%        0.72%

 Net investment income ............................      4.24% e         4.29%          4.40%        4.43%        4.65%        4.81%

Portfolio turnover rate ...........................      4.63%           8.00%         12.03%       10.56%        6.30%        6.39%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 109

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     AUGUST 31, 2006                        YEAR ENDED FEBRUARY 28,
CLASS C                                                (UNAUDITED)          2006           2005        2004 f      2003        2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .................    $ 11.91        $ 11.93        $ 12.05     $ 11.90     $ 11.63     $ 11.46
                                                          -------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............................       0.22           0.45           0.46        0.46        0.48        0.49

 Net realized and unrealized gains (losses) ..........      (0.05)         (0.03)         (0.13)       0.15        0.27        0.17
                                                          -------------------------------------------------------------------------

Total from investment operations .....................       0.17           0.42           0.33        0.61        0.75        0.66
                                                          -------------------------------------------------------------------------

Less distributions from net investment income ........      (0.22)         (0.44)         (0.45)      (0.46)      (0.48)      (0.49)
                                                          -------------------------------------------------------------------------

Redemption fees ......................................         -- d           -- d           -- d        --          --          --
                                                          -------------------------------------------------------------------------

Net asset value, end of period .......................    $ 11.86        $ 11.91        $ 11.93     $ 12.05     $ 11.90     $ 11.63
                                                          =========================================================================

Total return c .......................................       1.47%          3.57%          2.73%       5.33%       6.59%       5.88%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................    $65,996        $59,915        $48,997     $49,739     $48,305     $33,257

Ratios to average net assets:

 Expenses ............................................       1.23% e        1.24%          1.25%       1.28%       1.22%       1.27%

 Net investment income ...............................       3.69% e        3.74%          3.85%       3.85%       4.13%       4.26%

Portfolio turnover rate ..............................       4.63%          8.00%         12.03%      10.56%       6.30%       6.39%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


110 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.9%
  MUNICIPAL BONDS 97.9%
  MARYLAND 84.6%
  Anne Arundel County GO, Refunding, 4.625%, 3/01/32 .............................................     $ 2,000,000      $  2,053,520
  Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39 .......      25,095,000        26,887,536
  Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 ......................       1,000,000         1,049,930
  Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding,
     Series A, 7.00%, 8/01/11 ....................................................................       2,025,000         2,027,815
  Baltimore GO, Consolidated Public Improvement,
      Series A, FGIC Insured, Pre-Refunded, 5.30%, 10/15/17 ......................................       1,500,000         1,557,915
      Series A, FSA Insured, Pre-Refunded, 5.25%, 10/15/17 .......................................       3,300,000         3,523,773
      Series B, 7.15%, 10/15/08 ..................................................................       1,000,000         1,072,040
  Baltimore Port Facilities Revenue, Consolidated Coal Sales, Refunding, Series A,
     6.50%, 10/01/11 .............................................................................       1,850,000         1,929,309
  Baltimore Project Revenue,
      Wastewater Projects, Refunding, FGIC Insured, 5.125%, 7/01/42 ..............................       7,630,000         7,958,548
      Wastewater Projects, Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/28 ..................       4,000,000         4,173,320
      Wastewater Projects, Series B, MBIA Insured, 5.00%, 7/01/35 ................................       2,600,000         2,730,312
      Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31 ...............................       5,000,000         5,306,450
      Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/36 ...............................       6,125,000         6,480,189
      Water Projects, Series A, MBIA Insured, 5.00%, 7/01/35 .....................................       4,240,000         4,465,229
  Baltimore Revenue,
      Wastewater Project, Series A, FGIC Insured, Pre-Refunded, 5.80%, 7/01/15 ...................       5,000,000         5,300,400
      Water Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 .........................      10,000,000        10,775,100
  Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian Insured,
      5.375%, 1/01/16 ............................................................................       2,000,000         2,100,280
      5.50%, 1/01/19 .............................................................................       1,000,000         1,037,460
      5.625%, 1/01/25 ............................................................................       2,000,000         2,106,280
  Harford County GO, Consolidated Public Improvement, 4.45%, 1/15/17 .............................       1,125,000         1,159,954
  Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ......       1,900,000         1,902,128
  Maryland State CDA Department of Housing and CDR,
      Housing, Series A, 6.00%, 7/01/32 ..........................................................       4,000,000         4,119,400
      Residential, Series D, 5.25%, 9/01/29 ......................................................       3,545,000         3,587,292
      Series B, 5.35%, 9/01/30 ...................................................................         895,000           908,040
      SF Program, First Series, 5.00%, 4/01/17 ...................................................          40,000            40,959
      SF Program, Second Series, 5.00%, 4/01/17 ..................................................       3,000,000         3,073,680
  Maryland State EDC Utility Infrastructure Revenue, University College Park Project,
    AMBAC Insured, 5.00%, 7/01/19 ................................................................       1,710,000         1,794,132
  Maryland State EDC Student Housing Revenue,
      University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/30 ...       3,245,000         3,422,534
      University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/35 ...       3,675,000         3,852,025
      University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/28 ......       2,000,000         2,115,180
      University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/33 ......       3,000,000         3,150,810
  Maryland State Energy Financing Administration Solid Waste Disposal Revenue,
    Limited Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16 .............................       3,000,000         3,076,380
  Maryland State Health and Higher Educational Facilities Authority Revenue,
      Anne Arundel Health System, Series A, 5.125%, 7/01/34 ......................................       2,500,000         2,576,925
      Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ..................................       8,365,000         8,589,600
      Carroll County General Hospital, 6.00%, 7/01/26 ............................................       2,000,000         2,128,800
      Carroll County General Hospital, 5.80%, 7/01/32 ............................................       5,000,000         5,295,100


                                                         Semiannual Report | 111

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MARYLAND (CONTINUED)
  Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)
      Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ...................................        $   715,000     $    779,386
      Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/20 ..............................          2,205,000        2,386,670
      Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/24 ..............................          2,025,000        2,177,928
      Charity Obligation Group, Series A, 5.00%, 11/01/19 ......................................          1,515,000        1,557,632
      Charity Obligation Group, Series A, 5.00%, 11/01/29 ......................................          2,250,000        2,313,315
      Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ....................................          2,480,000        2,487,886
      Edenwald, Series A, 5.40%, 1/01/31 .......................................................          1,000,000        1,030,660
      Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ...................................         11,000,000       11,929,610
      Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37 .............................          9,395,000        9,804,810
      Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 .............................          5,000,000        5,372,300
      Loyola College, Series A, 5.00%, 10/01/40 ................................................          8,525,000        8,749,804
      Maryland Institute College of Art, 5.00%, 6/01/35 ........................................          2,000,000        2,047,880
      Maryland Institute College of Art, 5.625%, 6/01/36 .......................................          3,600,000        3,767,616
      Maryland Institute College of Art, 5.00%, 6/01/40 ........................................          6,000,000        6,134,220
      Mercy Medical Center, Refunding, 5.625%, 7/01/31 .........................................          5,500,000        5,704,710
      North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/26 .....................................          1,000,000        1,110,910
      North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/31 .....................................          1,320,000        1,466,401
      Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27 ...............            655,000          680,794
      Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34 ...............          5,000,000        5,240,200
      Peninsula Regional Medical Center, 5.00%, 7/01/36 ........................................          7,000,000        7,246,750
      Roland Park Place Project, Refunding, 5.625%, 7/01/18 ....................................          2,500,000        2,515,800
      Roland Park Place Project, Refunding, 5.625%, 7/01/24 ....................................          2,680,000        2,694,579
      Union Hospital Cecil County Issue, 5.00%, 7/01/35 ........................................          3,015,000        3,108,043
      University of Maryland Medical System, Pre-Refunded, 6.75%, 7/01/30 ......................         11,000,000       12,296,350
      Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 .......................          5,000,000        5,150,950
      Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 .......................          7,100,000        7,248,035
  Maryland State Health and Higher Revenue, John Hopkins University, Series A, 5.00%,
     7/01/32 ...................................................................................         29,000,000       29,898,130
  Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
     5.875%, 12/15/14 ..........................................................................          4,655,000        4,682,604
  Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
      5.75%, 3/01/22 ...........................................................................          5,000,000        5,050,100
      5.80%, 3/01/26 ...........................................................................          2,045,000        2,065,981
  Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project, AMBAC
     Insured, 5.00%, 7/01/28 ...................................................................          3,975,000        4,190,286
  Maryland State Transportation Authority Parking Revenue, AMBAC Insured, 5.00%, 3/01/27 .......          8,000,000        8,366,320
  Maryland State Transportation Authority Transportation Facility Projects Revenue, FSA Insured,
     5.00%,
      7/01/27 ..................................................................................          5,890,000        6,221,077
      7/01/31 ..................................................................................          7,455,000        7,828,272
      7/01/32 ..................................................................................          7,165,000        7,514,079
      7/01/34 ..................................................................................          7,500,000        7,860,300
  Montgomery County GO,
      4.75%, 4/01/22 ...........................................................................          3,000,000        3,135,660
      Consolidated, Public Improvement, Series A, 5.00%, 6/01/24 ...............................          5,000,000        5,357,700
      Pre-Refunded, 4.75%, 2/01/17 .............................................................          5,000,000        5,276,850


112 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MARYLAND (CONTINUED)
  Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured,
     6.00%, 7/01/37 .............................................................................     $ 2,500,000     $  2,553,050
  Montgomery County Revenue Authority Golf Course System Revenue, Series A, Pre-Refunded,
     6.125%, 10/01/22 ...........................................................................       1,000,000        1,021,660
  Morgan State University Maryland and Auxiliary Facilities Fees Revenue, Series A, FGIC Insured,
     5.00%, 7/01/32 .............................................................................       6,450,000        6,729,543
  Prince George's County GO, Consolidated Public Improvement,
      4.40%, 9/15/22 ............................................................................      10,000,000       10,141,800
      MBIA Insured, 5.00%, 4/15/18 ..............................................................       2,100,000        2,168,292
  Prince George's County IDA Lease Revenue, Upper Marlboro Justice, Series B, MBIA Insured,
    4.75%, 6/30/30 ..............................................................................       4,000,000        4,060,240
  St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC Insured,
    Pre-Refunded, 5.55%, 9/01/30 ................................................................       2,000,000        2,147,080
  Westminster Education Facilities Revenue, McDaniel College Inc., 5.50%,
      4/01/27 ...................................................................................         425,000          446,186
      4/01/32 ...................................................................................       1,500,000        1,570,740
                                                                                                                      ------------
                                                                                                                       386,617,534
                                                                                                                      ------------
  U.S. TERRITORIES 13.3%
  PUERTO RICO 11.7%
  Puerto Rico Commonwealth GO, Public Improvement,
      FSA Insured, Pre-Refunded, 5.25%, 7/01/27 .................................................       1,520,000        1,632,070
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ................................................       4,360,000        4,657,526
      Refunding, FSA Insured, 5.25%, 7/01/27 ....................................................       1,015,000        1,079,666
      Refunding, FSA Insured, 5.125%, 7/01/30 ...................................................       2,870,000        3,004,976
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series D, Pre-Refunded, 5.25%, 7/01/38 ....................................................       5,000,000        5,423,950
      Series G, 5.00%, 7/01/33 ..................................................................       7,000,000        7,153,650
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/31 ...............................................................       5,000,000        5,306,450
  Puerto Rico Electric Power Authority Power Revenue,
      Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 .........................................       5,000,000        5,276,900
      Series HH, FSA Insured, 5.25%, 7/01/29 ....................................................      10,780,000       11,415,697
      Series II, 5.25%, 7/01/31 .................................................................       3,000,000        3,132,450
      Series RR, XLCA Insured, 5.00%, 7/01/30 ...................................................       2,000,000        2,110,760
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ...........       1,300,000        1,372,579
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.25%, 7/01/36 .......................................................         520,000          540,550
      Series D, Pre-Refunded, 5.25%, 7/01/36 ....................................................       1,480,000        1,597,423
                                                                                                                      ------------
                                                                                                                        53,704,647
                                                                                                                      ------------


                                                         Semiannual Report | 113

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 1.6%
  Virgin Islands PFAR,
      Gross Receipts Taxes Loan Note, FSA Insured, 5.00%, 10/01/22 ...............................     $2,000,000     $  2,132,460
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .........................      1,700,000        1,760,622
      senior lien, Refunding, Series A, 5.50%, 10/01/14 ..........................................      3,300,000        3,424,344
                                                                                                                      ------------
                                                                                                                         7,317,426
                                                                                                                      ------------
  TOTAL U.S. TERRITORIES .........................................................................                      61,022,073
                                                                                                                      ------------
  TOTAL LONG TERM INVESTMENTS (COST $430,071,981) ................................................                     447,639,607
                                                                                                                      ------------
  SHORT TERM INVESTMENTS 2.3%
  MUNICIPAL BONDS 2.3%
  MARYLAND 2.0%
a Maryland State Economic Development Corp. Revenue, U.S. Pharmacopeial Project, Refunding,
    Series B, AMBAC Insured, Daily VRDN and Put, 3.55%, 7/01/34 ..................................      4,510,000        4,510,000
a Maryland State EDC Revenue, U.S. Pharmacopeial Project, Refunding, Series A, AMBAC Insured,
    Daily VRDN and Put, 3.57%, 7/01/34 ...........................................................      4,645,000        4,645,000
                                                                                                                      ------------
                                                                                                                         9,155,000
                                                                                                                      ------------
  U.S. TERRITORIES 0.3%
  PUERTO RICO 0.3%
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.29%, 12/01/15 .........................................................      1,400,000        1,400,000
                                                                                                                      ------------
  TOTAL SHORT TERM INVESTMENTS (COST $10,555,000) ................................................                      10,555,000
                                                                                                                      ------------
  TOTAL INVESTMENTS (COST $440,626,981) 100.2% ...................................................                     458,194,607
  OTHER ASSETS, LESS LIABILITIES (0.2)% ..........................................................                      (1,031,269)
                                                                                                                      ------------
  NET ASSETS 100.0% ..............................................................................                    $457,163,338
                                                                                                                      ============

See Selected Portfolio Abbreviations on page 138.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


114 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS A                                           (UNAUDITED)          2006          2005           2004 f       2003         2002
                                               -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $  12.31        $  12.32      $  12.44       $  12.23     $  12.00     $  11.77
                                                   -------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................       0.26            0.53          0.54           0.55         0.58         0.58

 Net realized and unrealized gains (losses) ....      (0.06)          (0.01)        (0.12)          0.21         0.23         0.24
                                                   -------------------------------------------------------------------------------

Total from investment operations ...............       0.20            0.52          0.42           0.76         0.81         0.82
                                                   -------------------------------------------------------------------------------

Less distributions from net investment income ..      (0.26)          (0.53)        (0.54)         (0.55)       (0.58)       (0.59)
                                                   -------------------------------------------------------------------------------

Redemption fees ................................         -- d            -- d          -- d           --           --           --
                                                   -------------------------------------------------------------------------------

Net asset value, end of period .................   $  12.25        $  12.31      $  12.32       $  12.44     $  12.23     $  12.00
                                                   ===============================================================================

Total return c .................................       1.71%           4.33%         3.49%          6.38%        6.90%        7.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $581,336        $562,235      $516,312       $499,238     $468,008     $425,795

Ratios to average net assets:

 Expenses ......................................       0.65% e         0.66%         0.67%          0.67%        0.67%        0.68%

 Net investment income .........................       4.26% e         4.31%         4.44%          4.50%        4.72%        4.91%

Portfolio turnover rate ........................      14.71%          15.32%        17.93%         25.04%       18.73%       22.80%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                              -------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED
                                               AUGUST 31, 2006                            YEAR ENDED FEBRUARY 28,
CLASS C                                          (UNAUDITED)          2006            2005           2004 f       2003         2002
                                              -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $ 12.39         $ 12.39         $ 12.50        $ 12.29      $ 12.06      $ 11.82
                                                   --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income b .......................      0.23            0.47            0.48           0.48         0.51         0.52

 Net realized and unrealized gains (losses) ....     (0.07)             -- d         (0.12)          0.21         0.23         0.24
                                                   --------------------------------------------------------------------------------

Total from investment operations ...............      0.16            0.47            0.36           0.69         0.74         0.76
                                                   --------------------------------------------------------------------------------

Less distributions from net investment income ..     (0.23)          (0.47)          (0.47)         (0.48)       (0.51)       (0.52)
                                                   --------------------------------------------------------------------------------

Redemption fees ................................        -- d            -- d            -- d           --           --           --
                                                   --------------------------------------------------------------------------------

Net asset value, end of period .................   $ 12.32         $ 12.39         $ 12.39        $ 12.50      $ 12.29      $ 12.06
                                                   --------------------------------------------------------------------------------

Total return c .................................      1.33%           3.82%           2.98%          5.75%        6.29%        6.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $67,147         $68,807         $60,418        $60,208      $55,608      $41,013

Ratios to average net assets:

 Expenses ......................................      1.20% e         1.21%           1.22%          1.25%        1.19%        1.23%

 Net investment income .........................      3.71% e         3.76%           3.89%          3.92%        4.20%        4.36%

Portfolio turnover rate ........................     14.71%          15.32%          17.93%         25.04%       18.73%       22.80%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


116 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  MUNICIPAL BONDS 98.7%
  MISSOURI 85.3%
  Bi-State Development Agency Missouri Illinois Metropolitan District Revenue,
     Metrolink Cross County Project, Series B, FSA Insured, 5.00%, 10/01/32 ......................     $ 4,500,000      $  4,695,705
  Boone County IDA Health Care Revenue, Retirement Center Project, GNMA Secured,
     5.70%, 10/20/22 .............................................................................       1,515,000         1,637,988
  Branson Reorganized School District No. R-4 GO, FSA Insured, 5.00%, 3/01/24 ....................       4,500,000         4,781,160
  Camdenton Reorganization School District North III Camdenton County COP, FSA Insured,
     5.00%, 3/01/20 ..............................................................................       4,860,000         5,155,148
  Cape Girardeau County IDA Health Care Facilities Revenue, St. Francis Medical Center,
     Series A, 5.50%,
      6/01/27 ....................................................................................       6,350,000         6,733,921
      6/01/32 ....................................................................................       5,000,000         5,308,300
  Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
    5.30%, 5/15/28 ...............................................................................       6,875,000         7,057,462
  Curators of the University of Missouri System Facilities Revenue,
      Series A, 5.00%, 11/01/31 ..................................................................      17,845,000        18,628,574
      System Facilities, Refunding, Series A, 5.00%, 11/01/25 ....................................      15,970,000        16,919,257
      System Facilities, Series A, 5.00%, 11/01/26 ...............................................       4,500,000         4,760,460
  Dunklin County COP, FGIC Insured, 5.00%, 12/01/24 ..............................................       1,000,000         1,045,940
  Florissant COP, FGIC Insured, 5.00%, 8/01/22 ...................................................       1,285,000         1,351,229
  Grandview COP, FGIC Insured, 5.00%, 1/01/23 ....................................................       2,410,000         2,528,162
  Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22 ..............................       1,000,000         1,032,020
  Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured,
    6.10%, 9/20/26 ...............................................................................       1,745,000         1,785,432
  Hazelwood School District GO, Missouri Direct Deposit Page, Series A, FGIC Insured,
    5.00%, 3/01/24 ...............................................................................       3,000,000         3,176,400
  Hickory County School District R-1 Skyline GO, Direct Deposit Program,
      6.05%, 3/01/20 .............................................................................         800,000           860,144
      Refunding, 6.05%, 3/01/20 ..................................................................         300,000           322,350
  High Ridge Fire Protection District GO, FSA Insured, Pre-Refunded, 5.375%, 11/01/20 ............       1,000,000         1,020,610
  Howard Bend Levee District Special Tax, Pre-Refunded,
      5.65%, 3/01/13 .............................................................................       1,000,000         1,055,770
      5.85%, 3/01/19 .............................................................................       4,000,000         4,241,920
  Jackson County Consolidated School District No. 2 GO, Direct Deposit Program,
    5.20%, 3/01/20 ...............................................................................       2,000,000         2,113,640
  Jackson County Reorganized School District No. 7 Lee's Summit GO, Direct Deposit,
    Refunding and Improvement, FSA Insured, 5.00%, 3/01/21 .......................................       5,700,000         6,073,578
  Jackson County Special Obligation Revenue,
      Harry S Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28 ..............................      15,000,000        15,950,550
      MBIA Insured, 5.00%, 12/01/27 ..............................................................       3,105,000         3,239,850
  Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program,
    6.00%, 3/01/20 ...............................................................................       1,025,000         1,100,399
  Jefferson County Conservation Public Water Supply District No. C-1 Waterworks Revenue,
    AMBAC Insured, 5.00%, 12/01/26 ...............................................................       4,500,000         4,659,300
  Jefferson County Consolidated School District No. 006 Lease Participation COP, FSA Insured,
    5.00%, 3/01/25 ...............................................................................       1,050,000         1,115,604
  Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,
      5.50%, 2/15/29 .............................................................................       2,000,000         2,103,780
      5.75%, 2/15/35 .............................................................................       2,500,000         2,701,725


                                                         Semiannual Report | 117

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MISSOURI (CONTINUED)
  Kansas City Sanitary Sewer System Revenue, Series B, MBIA Insured, 5.00%, 1/01/25 ..............     $   620,000      $    657,169
  Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town
     Center Project, MBIA Insured, 5.00%, 7/01/27 ................................................       1,730,000         1,824,873
  Lake of the Ozarks Community Board Corp. Bridge System Revenue,
      Pre-Refunded, 6.25%, 12/01/16 ..............................................................       2,000,000         2,049,480
      Pre-Refunded, 6.40%, 12/01/25 ..............................................................       5,000,000         5,132,450
      Refunding, 5.25%, 12/01/14 .................................................................         750,000           762,165
      Refunding, 5.25%, 12/01/26 .................................................................         800,000           798,944
  Lee's Summit IDAR, John Knox Village Project,
      6.55%, 8/15/10 .............................................................................       1,000,000         1,014,500
      6.625%, 8/15/13 ............................................................................       2,000,000         2,034,980
      5.70%, 8/15/22 .............................................................................       1,500,000         1,583,385
  Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 ..................       1,995,000         2,096,486
  Metropolitan St. Louis Sewer District Wastewater Systems Revenue, Series A, MBIA Insured,
    5.00%, 5/01/34 ...............................................................................      24,730,000        25,929,652
  Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
    Series A, MBIA Insured, 5.00%, 12/01/30 ......................................................       9,500,000         9,871,450
  Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
      Iatan 2 Project, Series A, AMBAC Insured, 5.00%, 1/01/34 ...................................      14,000,000        14,734,160
      Plum Point Project, MBIA Insured, 5.00%, 1/01/28 ...........................................       5,235,000         5,542,504
    a Plum Point Project, MBIA Insured, 5.00%, 1/01/34 ...........................................      24,945,000        26,253,116
  Missouri School Board Assn. Lease COP, Republic R-3 School District Project, Refunding,
     FSA Insured, 6.00%, 3/01/16 .................................................................       2,220,000         2,244,886
  Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured,
     5.50%, 4/01/23 ..............................................................................       1,200,000         1,270,344
  Missouri State Board of Public Buildings State Office Building, Special Obligation, Series A,
     5.125%, 5/01/26 .............................................................................       3,960,000         4,167,821
  Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
     Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 ...............................      10,000,000        10,651,700
  Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater
     St. Louis Project, Series A, 5.40%, 9/01/18 .................................................       7,420,000         7,711,309
  Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
     Paper Product, 5.20%, 3/15/29 ...............................................................       3,000,000         3,345,360
  Missouri State Environmental Improvement and Energy Resources Authority PCR,
     National Rural Assn., Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ...........       2,100,000         2,112,138
  Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
     State Revolving Fund,
      Series A, 7.00%, 10/01/10 ..................................................................         595,000           595,762
      Series A, 6.55%, 7/01/14 ...................................................................         890,000           891,032
      Series A, 5.75%, 1/01/16 ...................................................................         150,000           151,581
      Series B, 7.125%, 12/01/10 .................................................................         230,000           230,292
      Series B, 5.80%, 1/01/15 ...................................................................         125,000           125,834
      Series B, 6.05%, 7/01/16 ...................................................................         485,000           485,456
      Series B, 7.20%, 7/01/16 ...................................................................         825,000           826,172
      Series B, 5.50%, 7/01/21 ...................................................................         710,000           753,445
      Series B, Pre-Refunded, 5.50%, 7/01/21 .....................................................         730,000           782,334


118 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   MISSOURI (CONTINUED)
   Missouri State GO,
       State Water Pollution Control, Series A, 5.00%, 6/01/26 ...................................     $ 3,785,000      $  3,935,000
       Stormwater Control, Series A, 5.00%, 6/01/26 ..............................................       1,895,000         1,970,099
   Missouri State HDC,
       MFHR, FHA Insured, 8.50%, 12/01/29 ........................................................          65,000            66,587
       SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 .............................         140,000           142,660
       SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ..............................................         275,000           281,097
   Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
       Maryville University of St. Louis Project, 6.50%, 6/15/22 .................................       1,750,000         1,866,987
       Maryville University of St. Louis Project, 6.75%, 6/15/30 .................................       4,500,000         4,845,915
       Washington University, Refunding, Series B, 5.00%, 3/01/30 ................................      14,000,000        14,476,700
       Washington University, Series A, 5.00%, 11/15/37 ..........................................       9,150,000         9,378,933
       Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 .............................      13,550,000        14,707,576
       Webster University, MBIA Insured, 5.30%, 4/01/27 ..........................................       8,000,000         8,464,400
   Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       Children's Mercy Hospital, 5.30%, 5/15/28 .................................................      12,420,000        12,700,568
       Freeman Health Systems Project, 5.25%, 2/15/28 ............................................       2,750,000         2,787,867
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21 .......       4,585,000         4,755,149
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28 .......       4,900,000         5,136,327
       Lake of the Ozarks General Hospital, 6.25%, 2/15/11 .......................................         410,000           416,376
       Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ............................         330,000           335,326
       Lake Regional Health Systems Project, 5.60%, 2/15/25 ......................................       1,250,000         1,312,712
       Lake Regional Health Systems Project, 5.70%, 2/15/34 ......................................       2,750,000         2,905,017
       Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ......................................       1,000,000         1,027,800
       St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 .................       8,500,000         8,994,020
   Missouri State Health and Educational Facilities Authority Revenue,
       Senior Living Facilities, Lutheran, Refunding, Series B, 5.125%, 2/01/22 ..................       2,900,000         3,017,276
       Senior Living Facilities, Lutheran, Refunding, Series B, 5.125%, 2/01/27 ..................       2,700,000         2,786,292
       Senior Living Facilities, Lutheran Senior, Series A, 5.00%, 2/01/25 .......................       1,500,000         1,535,055
       Senior Living Facilities, Lutheran Senior, Series A, 5.375%, 2/01/35 ......................       4,655,000         4,854,420
       Series A, 5.00%, 2/15/33 ..................................................................      15,125,000        15,706,254
       SSM Healthcare System, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/28 ..............      16,385,000        17,675,155
   Missouri State Highways and Transportation Commission State Road Revenue, Series A, 5.00%,
       2/01/21 ...................................................................................      10,000,000        10,476,200
       2/01/22 ...................................................................................       3,000,000         3,136,950
   Missouri State Housing Development Commission Revenue, SF, Homeowner Loan, Series C-1,
     GNMA Secured,
       5.90%, 9/01/25 ............................................................................       1,385,000         1,426,010
       5.95%, 3/01/28 ............................................................................         980,000         1,009,341
   Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%, 3/01/19 .....................       1,920,000         2,063,866
   North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, FSA Insured,
       5.00%, 11/15/20 ...........................................................................       1,000,000         1,051,690
       5.00%, 11/15/21 ...........................................................................       1,000,000         1,052,960
       5.00%, 11/15/22 ...........................................................................       1,000,000         1,048,520
       5.00%, 11/15/28 ...........................................................................       1,965,000         2,047,962
       5.125%, 11/15/33 ..........................................................................       2,755,000         2,902,861


                                                         Semiannual Report | 119

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MISSOURI (CONTINUED)
  Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ........      $ 1,600,000        $  1,670,848
  Riverside-Quindaro Bend Levee District Levee District Improvement Revenue, L-385 Project,
     Refunding, RADIAN Insured, 5.00%, 3/01/27 ................................................        5,000,000           5,267,000
  Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
      5.625%, 8/15/18 .........................................................................        3,000,000           2,927,370
      5.70%, 8/15/28 ..........................................................................        5,250,000           4,991,542
  Springfield Public Building Corp. Leasehold Revenue,
      Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24 ..............................        2,600,000           2,744,378
      Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.125%, 6/01/21 ........        3,230,000           3,506,617
      Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/25 .........        3,645,000           3,955,007
  Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 ....        1,500,000           1,603,050
  St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A,
     MBIA Insured, 5.25%, 12/01/28 ............................................................        1,000,000           1,055,080
  St. Louis Airport Revenue,
      Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 .....................        5,000,000           5,183,650
      Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/31 .......       18,835,000          20,180,572
      Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/32 .....................        2,540,000           2,637,155
      Lambert, St. Louis International Airport, Refunding, MBIA Insured, 5.00%, 7/01/20 .......        4,245,000           4,502,544
      Lambert, St. Louis International Airport, Refunding, MBIA Insured, 5.50%, 7/01/29 .......        8,320,000           9,788,730
  St. Louis Board of Education GO, Missouri Direct Deposit Program, Series A, MBIA Insured,
     5.00%, 4/01/25 ...........................................................................        5,630,000           5,986,323
  St. Louis County IDA, MFHR,
      Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ................................        1,095,000           1,120,262
      South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ..............        1,250,000           1,284,038
  St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured,
     5.375%, 9/20/31 ..........................................................................        3,310,000           3,507,243
  St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ....................        1,500,000           1,453,140
  St. Louis IDA Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
     5.875%, 11/01/26 .........................................................................        1,100,000           1,114,014
  St. Louis Municipal Finance Corp. Leasehold Revenue,
      Carnahan Courthouse, Series A, FGIC Insured, 5.125%, 2/15/27 ............................        4,750,000           4,989,922
      City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ............................        1,000,000           1,086,190
  Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn.,
      5.30%, 5/15/18 ..........................................................................        3,000,000           3,053,520
      5.40%, 5/15/28 ..........................................................................        1,500,000           1,519,380
  Taney County Reorganized School District GO, No. R-V Hollister, Refunding, FSA Insured,
     5.00%, 3/01/20 ...........................................................................        1,300,000           1,369,069
  University of Missouri Revenues, System Facilities,
      Pre-Refunded, 5.80%, 11/01/27 ...........................................................        1,000,000           1,034,400
      Refunding, Series B, 5.00%, 11/01/27 ....................................................        7,865,000           8,190,375
  West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,
      5.50%, 11/15/12 .........................................................................        1,000,000           1,009,660
      5.60%, 11/15/17 .........................................................................        1,700,000           1,717,136
      5.65%, 11/15/22 .........................................................................        1,500,000           1,499,865
  West Plains Waterworks System Revenue, AMBAC Insured,Pre-Refunded, 5.625%, 3/01/21 ..........        1,250,000           1,332,650
                                                                                                                        ------------
                                                                                                                         553,365,816
                                                                                                                        ------------


120 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 13.4%
  PUERTO RICO 12.6%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Pre-Refunded, 6.00%,
     7/01/26 ......................................................................................    $  2,785,000     $  3,017,241
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.375%, 7/01/28 .............................................................................       1,975,000        2,054,198
      5.125%, 7/01/31 .............................................................................       5,000,000        5,112,000
      Pre-Refunded, 5.375%, 7/01/28 ...............................................................       1,025,000        1,106,201
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    5.50%, 7/01/36 ................................................................................      11,750,000       12,712,325
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series D, Pre-Refunded, 5.375%, 7/01/36 .....................................................       2,500,000        2,728,225
      Series G, 5.00%, 7/01/42 ....................................................................       2,500,000        2,538,800
  Puerto Rico Electric Power Authority Power Revenue,
      Series II, 5.25%, 7/01/31 ...................................................................      10,000,000       10,441,500
      Series NN, 5.125%, 7/01/29 ..................................................................       3,250,000        3,385,362
      Series RR, FGIC Insured, 5.00%, 7/01/35 .....................................................       1,530,000        1,614,731
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
    Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ..................       2,500,000        2,550,625
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ........................................................       2,150,000        2,255,328
      Series D, Pre-Refunded, 5.375%, 7/01/33 .....................................................       5,885,000        6,390,110
      Series I, 5.375%, 7/01/34 ...................................................................      10,000,000       10,624,900
      Series I, 5.00%, 7/01/36 ....................................................................      14,450,000       14,796,511
                                                                                                                        ------------
                                                                                                                          81,328,057
                                                                                                                        ------------
  VIRGIN ISLANDS 0.8%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.40%, 10/01/12 .............................................................................       2,500,000        2,595,850
      5.50%, 10/01/22 .............................................................................       2,500,000        2,585,125
                                                                                                                        ------------
                                                                                                                           5,180,975
                                                                                                                        ------------
  TOTAL U.S. TERRITORIES ..........................................................................                       86,509,032
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $610,165,459) .................................................                      639,874,848
                                                                                                                        ------------


                                                         Semiannual Report | 121

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $1,600,000) 0.2%
  MUNICIPAL BOND 0.2%
  MISSOURI 0.2%
b Missouri State Health and Educational Facilities Authority Health Facilities Revenue, SSM Health
    Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 3.40%, 6/01/19 ...........     $ 1,600,000     $  1,600,000
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $611,765,459) 98.9% ....................................................                      641,474,848
  OTHER ASSETS, LESS LIABILITIES 1.1% ............................................................                        7,007,999
                                                                                                                       ------------
  NET ASSETS 100.0% ..............................................................................                     $648,482,847
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 138.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


122 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   AUGUST 31, 2006                      YEAR ENDED FEBRUARY 28,
CLASS A                                              (UNAUDITED)         2006          2005         2004 f       2003          2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............   $  12.31       $  12.37      $  12.42     $  12.24     $  11.96      $  11.78
                                                      -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................       0.26           0.53          0.54         0.55         0.56          0.58

 Net realized and unrealized gains (losses) .......      (0.04)         (0.06)        (0.05)        0.18         0.28          0.19
                                                      -----------------------------------------------------------------------------

Total from investment operations ..................       0.22           0.47          0.49         0.73         0.84          0.77
                                                      -----------------------------------------------------------------------------

Less distributions from net investment income .....      (0.26)         (0.53)        (0.54)       (0.55)       (0.56)        (0.59)
                                                      -----------------------------------------------------------------------------

Redemption fees ...................................         -- d           -- d          -- d         --           --            --
                                                      -----------------------------------------------------------------------------

Net asset value, end of period ....................   $  12.27       $  12.31      $  12.37     $  12.42     $  12.24      $  11.96
                                                      =============================================================================

Total return c ....................................       1.85%          3.86%         4.11%        6.10%        7.23%         6.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................   $566,227       $509,309      $428,204     $413,438     $418,196      $388,400

Ratios to average net assets:

 Expenses .........................................       0.65% e        0.66%         0.67%        0.67%        0.66%         0.69%

 Net investment income ............................       4.18% e        4.27%         4.42%        4.49%        4.65%         4.89%

Portfolio turnover rate ...........................       7.86%          5.01%         8.15%        7.67%        7.69%        10.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 123

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     AUGUST 31, 2006                         YEAR ENDED FEBRUARY 28,
CLASS C                                                (UNAUDITED)          2006           2005        2004 f      2003        2002
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............     $  12.44        $ 12.48        $ 12.54     $ 12.35     $ 12.05     $ 11.87
                                                         --------------------------------------------------------------------------

Income from investment operations a:

 Net investment income b ...........................         0.22           0.46           0.47        0.48        0.50        0.52

 Net realized and unrealized gains (losses) ........        (0.03)         (0.04)         (0.06)       0.19        0.30        0.19
                                                         --------------------------------------------------------------------------

Total from investment operations ...................         0.19           0.42           0.41        0.67        0.80        0.71
                                                         --------------------------------------------------------------------------

Less distributions from net investment income ......        (0.23)         (0.46)         (0.47)      (0.48)      (0.50)      (0.53)
                                                         --------------------------------------------------------------------------

Redemption fees ....................................           -- d           -- d           -- d        --          --          --
                                                         --------------------------------------------------------------------------

Net asset value, end of period .....................     $  12.40        $ 12.44        $ 12.48     $ 12.54     $ 12.35     $ 12.05
                                                         ==========================================================================

Total return c .....................................         1.55%          3.42%          3.41%       5.52%       6.76%       6.09%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $107,390        $99,649        $83,343     $82,420     $76,400     $57,881

Ratios to average net assets:

 Expenses ..........................................         1.20% e        1.21%          1.22%       1.25%       1.19%       1.24%

 Net investment income .............................         3.63% e        3.72%          3.87%       3.91%       4.12%       4.34%

Portfolio turnover rate ............................         7.86%          5.01%          8.15%       7.67%       7.69%      10.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


124 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.0%
  MUNICIPAL BONDS 99.0%
  NORTH CAROLINA 82.5%
  Appalachian State University Revenue,
      Refunding, MBIA Insured, 5.00%, 7/15/30 ...................................................     $ 2,000,000       $  2,111,180
      Teachers College Utility System, Refunding, MBIA Insured, 5.00%, 5/15/24 ..................       3,000,000          3,093,540
  Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.00%, 8/01/25 .....................       1,000,000          1,061,450
  Broad River Water Authority Water System Revenue, MBIA Insured, Pre-Refunded,
     5.375%, 6/01/26 ............................................................................       1,000,000          1,070,590
  Brunswick County Enterprise System Revenue, Series A, FSA Insured, 5.00%,
      4/01/27 ...................................................................................       1,500,000          1,583,055
      4/01/28 ...................................................................................       1,750,000          1,838,760
  Buncombe County COP, MBIA Insured, 5.00%, 4/01/22 .............................................       1,000,000          1,064,910
  Buncombe County Metropolitan Sewer District Sewer System Revenue, FSA Insured,
    Pre-Refunded, 5.00%, 7/01/29 ................................................................       5,000,000          5,235,150
  Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ...........       5,115,000          5,291,672
  Charlotte Airport Revenue,
      Series A, MBIA Insured, 5.00%, 7/01/29 ....................................................       5,000,000          5,250,350
      Series A, MBIA Insured, 5.00%, 7/01/34 ....................................................      15,130,000         15,826,131
      Series B, MBIA Insured, 6.00%, 7/01/24 ....................................................       4,000,000          4,265,560
      Series B, MBIA Insured, 6.00%, 7/01/28 ....................................................       6,300,000          6,711,327
  Charlotte COP,
      Convention Facility Project, Pre-Refunded, 5.625%, 12/01/25 ...............................       7,230,000          7,865,156
      Governmental Facilities Projects, Series G, 5.00%, 6/01/28 ................................       3,000,000          3,117,930
      Transit Projects, Phase II, Series E, 5.00%, 6/01/35 ......................................      15,000,000         15,623,850
  Charlotte GO, Series C, 5.00%, 7/01/27 ........................................................       2,010,000          2,116,530
  Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 ..................................       1,000,000          1,048,840
  Charlotte Water and Sewer GO, Pre-Refunded, 5.00%, 2/01/21 ....................................       4,000,000          4,154,680
  Charlotte Water and Sewer System Revenue, Pre-Refunded, 5.25%,
      6/01/24 ...................................................................................       3,000,000          3,157,320
      6/01/25 ...................................................................................       3,950,000          4,211,727
  Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,
    Carolinas Healthcare System, Refunding, Series A,
      5.125%, 1/15/22 ...........................................................................       8,000,000          8,195,680
      5.00%, 1/15/31 ............................................................................       5,000,000          5,158,400
  Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue,
    International Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 .......................       1,450,000          1,500,460
  Cumberland County COP, Civic Center Project, Refunding, AMBAC Insured, 5.00%, 12/01/18 ........       3,000,000          3,107,820
  Cumberland County Finance Corp. Installment Payment Revenue,
    Detention Center and Mental Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ..............       5,000,000          5,432,450
  Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
    Pre-Refunded, 5.25%, 10/01/29 ...............................................................       5,250,000          5,543,370
  Charlotte Water and Sewer System Revenue, 5.125%, 6/01/26 .....................................       6,000,000          6,330,000
  Dare County COP,
      AMBAC Insured, 5.125%, 6/01/21 ............................................................         650,000            696,969
      AMBAC Insured, 5.00%, 6/01/23 .............................................................       3,000,000          3,153,810
      AMBAC Insured, 5.00%, 6/01/29 .............................................................       5,295,000          5,557,738
      FGIC Insured, 5.00%, 6/01/23 ..............................................................       2,655,000          2,818,787
  Durham County Enterprise System Revenue, MBIA Insured, 5.00%, 6/01/23 .........................       1,670,000          1,761,600
  Durham County GO, Public Improvement, 5.00%, 6/01/22 ..........................................       2,000,000          2,110,940
  Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ............................................       1,250,000          1,294,550


                                                         Semiannual Report | 125

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA (CONTINUED)
  Gastonia Combined Utilities System Revenue,
     FSA Insured, 5.00%, 5/01/25 .................................................................     $ 1,000,000      $  1,040,300
     MBIA Insured, Pre-Refunded, 5.625%, 5/01/19 .................................................       1,000,000         1,077,820
  Greensboro Enterprise System Revenue, Series A, 5.125%,
     6/01/21 .....................................................................................         390,000           412,663
     6/01/22 .....................................................................................         350,000           369,716
  Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ............       1,320,000         1,324,184
  Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
     5.45%, 11/01/33 .............................................................................       4,000,000         4,060,480
     Refunding, 6.45%, 11/01/29 ..................................................................       3,900,000         4,125,342
  Harnett County COP, FSA Insured, 5.125%, 12/01/23 ..............................................       1,000,000         1,071,020
  Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue,
    Champion International Corp. Project, 6.25%, 9/01/25 .........................................       2,000,000         2,032,980
  Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 ...........       1,000,000         1,053,270
  High Point Combined Enterprise System Revenue, FGIC Insured, 5.00%, 11/01/31 ...................      11,000,000        11,586,080
  Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 ............................       3,000,000         3,102,510
  New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 ............       5,000,000         5,284,150
  North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
     Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33 ................       3,000,000         3,108,570
     Meredith College, AMBAC Insured, 4.875%, 6/01/24 ............................................       1,000,000         1,030,740
  North Carolina Capital Facilities Finance Agency Revenue, Duke University Project, Refunding,
    Series A,
   a 5.00%, 10/01/41 .............................................................................      15,000,000        15,689,400
     5.25%, 7/01/42 ..............................................................................      10,000,000        10,513,400
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 6.50%, 1/01/18 .........................................................       3,000,000         3,536,160
     Refunding, Series A, 5.75%, 1/01/26 .........................................................      10,000,000        10,558,900
     Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21 ..........................................      11,555,000        12,316,243
     Series B, MBIA Insured, Pre-Refunded, 5.875%, 1/01/21 .......................................       5,000,000         5,135,350
     Series D, 6.75%, 1/01/26 ....................................................................       5,000,000         5,470,200
  North Carolina HFA, SFR, Series AA, 6.25%, 3/01/17 .............................................         265,000           267,202
  North Carolina HFAR,
     MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ...........................       1,775,000         1,802,761
     MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ......................................       2,080,000         2,100,030
     MF, Refunding, Series J, 5.45%, 7/01/17 .....................................................       1,840,000         1,887,693
     Refunding, Series F, 6.70%, 1/01/27 .........................................................       1,415,000         1,419,471
     SF, Refunding, Series DD, 6.20%, 9/01/27 ....................................................         845,000           848,828
     SF, Series JJ, 6.45%, 9/01/27 ...............................................................       1,555,000         1,582,570
     SFR, Series RR, 5.85%, 9/01/28 ..............................................................       1,740,000         1,767,666
  North Carolina Medical Care Commission Health Care Facilities Revenue,
     Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ...................       1,000,000         1,033,090
     Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ...................       5,500,000         5,644,375
     Refunding, FGIC Insured, 5.00%, 1/01/33 .....................................................      12,805,000        13,380,073
     Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19 .........................         630,000           660,952
     Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29 .........................       1,220,000         1,276,205
     Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 .............................................       4,205,000         4,351,544
  North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
    Series C, AMBAC Insured, 5.00%, 11/15/18 .....................................................       2,500,000         2,591,275


126 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA (CONTINUED)
  North Carolina Medical Care Commission Hospital Revenue,
      Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12 ...................................     $ 1,940,000     $  2,009,918
      Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 .........................       1,920,000        2,103,456
      Halifax Regional Medical Center Project, 5.00%, 8/15/24 .....................................       1,800,000        1,636,920
      Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ..................       5,000,000        5,140,450
      Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 ....................................       1,580,000        1,671,972
      Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .......................................       2,780,000        2,865,207
      Southeastern Regional Medical Center, 6.25%, 6/01/29 ........................................       4,000,000        4,227,560
      Southeastern Regional Medical Center, 5.375%, 6/01/32 .......................................       3,500,000        3,657,395
      Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ....................       1,090,000        1,111,615
      Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 .........................      10,825,000       11,201,493
      Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ................       5,000,000        5,106,250
  North Carolina Medical Care Commission Revenue,
      Betsy Johnson Project, FSA Insured, 5.125%, 10/01/32 ........................................       4,500,000        4,743,765
      Morehead Memorial Hospital, FSA Insured, 5.00%, 11/01/26 ....................................       7,110,000        7,466,069
      Rowan Regional Medical Center, FSA Insured, 5.00%, 9/01/33 ..................................      25,970,000       27,098,396
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, MBIA Insured,
      5.25%, 1/01/19 ..............................................................................       5,000,000        5,365,850
      5.00%, 1/01/20 ..............................................................................       2,000,000        2,063,360
  North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured,
     5.00%, 6/01/33 ...............................................................................       1,500,000        1,564,305
  Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital
     Project, MBIA Insured, 5.00%,
      4/01/31 .....................................................................................       6,120,000        6,456,722
      10/01/34 ....................................................................................       6,000,000        6,310,080
  Pasquotank County COP, MBIA Insured, 5.00%, 6/01/25 .............................................       1,400,000        1,461,012
  Piedmont Triad Airport Authority Airport Revenue, Series A, FSA Insured, Pre-Refunded,
     6.00%, 7/01/24 ...............................................................................       5,745,000        6,167,947
  Pitt County COP,
      MBIA Insured, Pre-Refunded, 5.85%, 4/01/17 ..................................................       5,055,000        5,219,490
      School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 ............................       1,670,000        1,761,232
      School Facilities Project, Series B, AMBAC Insured, 5.00%, 4/01/29 ..........................       2,500,000        2,625,150
      School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 ............................       1,000,000        1,059,800
  Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29 ............................       6,070,000        6,371,133
  Raleigh Durham Airport Authority Airport Revenue, Series A,
      AMBAC Insured, 5.00%, 5/01/30 ...............................................................      14,060,000       14,816,006
      FGIC Insured, 5.00%, 11/01/25 ...............................................................       6,480,000        6,754,622
      FGIC Insured, 5.00%, 11/01/31 ...............................................................       8,000,000        8,314,560
  Randolph County COP, FSA Insured, Pre-Refunded, 5.75%, 6/01/22 ..................................       5,500,000        5,859,480
  Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project, Refunding,
    6.40%, 12/01/06 ...............................................................................       1,750,000        1,760,938
  Raleigh Combined Enterprise System Revenue, 5.00%, 3/01/31 ......................................      10,360,000       10,833,452
  University of North Carolina Ashville Revenue, Refunding, Series A, AMBAC Insured,
     5.00%, 6/01/27 ...............................................................................       1,200,000        1,253,388


                                                         Semiannual Report | 127

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA (CONTINUED)
  University of North Carolina at Wilmington COP, Student Housing Project, FGIC Insured, 5.00%,
      6/01/26 ...................................................................................     $ 1,655,000       $  1,753,026
      6/01/27 ...................................................................................       1,740,000          1,845,896
      6/01/29 ...................................................................................       1,915,000          2,022,163
      6/01/37 ...................................................................................      11,350,000         11,920,564
  University of North Carolina Greensboro Revenue,
      Housing and Dining System, Series G, MBIA Insured, Pre-Refunded, 6.00%, 4/01/26 ...........       2,040,000          2,221,234
      Series A, FSA Insured, 5.00%, 4/01/26 .....................................................       4,940,000          5,174,255
  University of North Carolina System Pool Revenue,
      AMBAC Insured, 5.00%, 4/01/29 .............................................................       2,500,000          2,620,200
      Series A, AMBAC Insured, 5.00%, 4/01/27 ...................................................       2,100,000          2,204,034
  University of North Carolina University Revenues,
      General, Refunding, Series A, 5.00%, 12/01/34 .............................................      12,460,000         13,108,543
      Series A, 5.00%, 12/01/25 .................................................................       4,000,000          4,177,800
      5.00%, 12/01/28 ...........................................................................       1,000,000          1,048,140
  Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project,
    Refunding, 5.375%, 2/01/17 ..................................................................       8,000,000          8,481,840
  Wilkes County COP,
      MBIA Insured, 5.00%, 6/01/31 ..............................................................       4,295,000          4,514,389
      MBIA Insured, 5.00%, 6/01/36 ..............................................................       6,085,000          6,356,513
      Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ................................       1,000,000          1,073,620
  Wilmington COP,
      AMBAC Insured, 5.00%, 9/01/29 .............................................................       1,000,000          1,048,260
      Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32 ........................................       5,310,000          5,566,154
  Wilmington Water and Sewer System Revenue, Refunding, FSA Insured, 5.00%, 6/01/34 .............       8,565,000          8,984,514
  Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/20 ...................       2,500,000          2,683,375
                                                                                                                        ------------
                                                                                                                         555,739,008
                                                                                                                        ------------
  U.S. TERRITORIES 16.5%
  PUERTO RICO 15.9%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
    5.50%, 5/15/39 ..............................................................................       7,000,000          7,219,870
  Puerto Rico Commonwealth GO, Public Improvement,
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ................................................       4,805,000          5,132,893
      Refunding, FSA Insured, 5.125%, 7/01/30 ...................................................       3,445,000          3,607,018
      Series A, 5.375%, 7/01/28 .................................................................       4,925,000          5,122,493
      Series A, 5.125%, 7/01/31 .................................................................       3,265,000          3,338,136
      Series A, Pre-Refunded, 5.00%, 7/01/27 ....................................................       5,000,000          5,358,900
      Series A, Pre-Refunded, 5.375%, 7/01/28 ...................................................       2,405,000          2,595,524
      Series A, Pre-Refunded, 5.125%, 7/01/31 ...................................................       1,000,000          1,068,240
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ..........................................       5,000,000          5,199,100
      Refunding, Series H, 5.00%, 7/01/35 .......................................................       4,280,000          4,371,421
      Series A, MBIA Insured, 5.00%, 7/01/38 ....................................................       2,000,000          2,047,240
      Series D, Pre-Refunded, 5.375%, 7/01/36 ...................................................       5,000,000          5,456,450
      Series D, Pre-Refunded, 5.25%, 7/01/38 ....................................................       3,000,000          3,254,370


128 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 .................................................     $  9,000,000     $  9,258,120
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 7/01/31 ...............................................................       12,500,000       13,266,125
  Puerto Rico Electric Power Authority Power Revenue,
      Series II, 5.25%, 7/01/31 ..................................................................        6,000,000        6,264,900
      Series NN, MBIA Insured, 5.00%, 7/01/32 ....................................................        5,000,000        5,225,700
      Series RR, FGIC Insured, 5.00%, 7/01/35 ....................................................        3,000,000        3,166,140
      Series RR, XLCA Insured, 5.00%, 7/01/30 ....................................................        1,000,000        1,055,380
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 .......................................................        1,790,000        1,877,692
      Series D, Pre-Refunded, 5.375%, 7/01/33 ....................................................        5,210,000        5,657,174
      Series I, 5.00%, 7/01/36 ...................................................................        2,405,000        2,462,672
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, Pre-Refunded,
    5.70%, 8/01/25 ...............................................................................        5,000,000        5,334,900
                                                                                                                        ------------
                                                                                                                         107,340,458
                                                                                                                        ------------
  VIRGIN ISLANDS 0.6%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.50%, 10/01/18 ............................................................................        2,000,000        2,071,320
      5.625%, 10/01/25 ...........................................................................        1,575,000        1,629,952
                                                                                                                        ------------
                                                                                                                           3,701,272
                                                                                                                        ------------
  TOTAL U.S. TERRITORIES .........................................................................                       111,041,730
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $638,636,192) ................................................                       666,780,738
                                                                                                                        ------------
  SHORT TERM INVESTMENTS 0.7%
  MUNICIPAL BONDS 0.7%
  NORTH CAROLINA 0.6%
b Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B,
    Weekly VRDN and Put, 3.38%, 1/15/26 ..........................................................          900,000          900,000
b North Carolina Medical Care Commission Hospital Revenue,
     Angel Medical Center Inc. Project, Weekly VRDN and Put, 3.41%, 10/01/16 .....................          700,000          700,000
     Lexington Memorial Hospital Project, Refunding, Daily VRDN and Put, 3.55%, 4/01/10 ..........          400,000          400,000
b North Carolina State GO,
     Refunding, Series B, Weekly VRDN and Put, 3.38%, 6/01/19 ....................................          700,000          700,000
     Series G, Weekly VRDN and Put, 3.38%, 5/01/21 ...............................................        1,000,000        1,000,000
                                                                                                                        ------------
                                                                                                                           3,700,000
                                                                                                                        ------------


                                                         Semiannual Report | 129

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 0.1%
  PUERTO RICO 0.1%
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.29%, 12/01/15 .........................................................     $    600,000     $    600,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 3.30%, 7/01/28 .................................          200,000          200,000
                                                                                                                        ------------
  TOTAL U.S. TERRITORIES .........................................................................                           800,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,500,000) .................................................                         4,500,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $643,136,192) 99.7% ....................................................                       671,280,738
  OTHER ASSETS, LESS LIABILITIES 0.3% ............................................................                         2,336,132
                                                                                                                        ------------
  NET ASSETS 100.0% ..............................................................................                      $673,616,870
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 138.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


130 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS A                                                (UNAUDITED)        2006          2005         2004 f       2003         2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............     $  11.85      $  11.91      $  11.94     $  11.64     $  11.52     $  11.45
                                                        ---------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.25          0.51          0.52         0.52         0.54         0.56

 Net realized and unrealized gains (losses) .......        (0.06)        (0.06)        (0.04)        0.30         0.12         0.08
                                                        ---------------------------------------------------------------------------

Total from investment operations ..................         0.19          0.45          0.48         0.82         0.66         0.64
                                                        ---------------------------------------------------------------------------

Less distributions from net investment income .....        (0.26)        (0.51)        (0.51)       (0.52)       (0.54)       (0.57)
                                                        ---------------------------------------------------------------------------

Redemption fees ...................................           -- d          -- d          -- d         --           --           --
                                                        ---------------------------------------------------------------------------

Net asset value, end of period ....................     $  11.78      $  11.85      $  11.91     $  11.94     $  11.64     $  11.52
                                                        ===========================================================================

Total return c ....................................         1.60%         3.88%         4.18%        7.20%        5.90%        5.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................     $480,546      $473,956      $438,871     $441,916     $426,371     $395,579

Ratios to average net assets:

 Expenses .........................................         0.66% e       0.67%         0.67%        0.68%        0.68%        0.69%

 Net investment income ............................         4.25% e       4.27%         4.42%        4.44%        4.67%        4.88%

Portfolio turnover rate ...........................         3.37%         5.80%         5.85%        7.01%       12.94%       15.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 131

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)          2006         2005        2004 f      2003        2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................    $ 11.96         $ 12.02      $ 12.04     $ 11.74     $ 11.62     $ 11.53
                                                           ------------------------------------------------------------------------

Income from investment operations a:

 Net investment income b: .............................       0.22            0.45         0.46        0.45        0.48        0.50
 Net realized and unrealized gains (losses) ...........      (0.06)          (0.06)       (0.03)       0.30        0.12        0.09
                                                           ------------------------------------------------------------------------

Total from investment operations ......................       0.16            0.39         0.43        0.75        0.60        0.59
                                                           ------------------------------------------------------------------------
Less distributions from net investment income .........      (0.22)          (0.45)       (0.45)      (0.45)      (0.48)      (0.50)
                                                           ------------------------------------------------------------------------

Redemption fees .......................................         -- d            -- d         -- d        --          --          --
                                                           ------------------------------------------------------------------------

Net asset value, end of period ........................    $ 11.90         $ 11.96      $ 12.02     $ 12.04     $ 11.74     $ 11.62
                                                           ========================================================================

Total return c ........................................       1.38%           3.27%        3.66%       6.54%       5.28%       5.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................    $53,967         $51,461      $43,661     $43,009     $41,802     $33,992

Ratios to average net assets:

 Expenses .............................................       1.21% e         1.22%        1.22%       1.25%       1.21%       1.24%

 Net investment income ................................       3.70% e         3.72%        3.87%       3.87%       4.14%       4.34%

Portfolio turnover rate ...............................       3.37%           5.80%        5.85%       7.01%      12.94%      15.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


132 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.0%
  MUNICIPAL BONDS 99.0%
  VIRGINIA 78.0%
  Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding,
     5.375%, 7/01/28 .............................................................................     $ 5,000,000      $  5,156,950
  Alexandria IDA Educational Facilities Revenue, Episcopal High School, Pre-Refunded,
     5.875%, 1/01/29 .............................................................................       2,500,000         2,647,200
  Arlington County GO, Public Improvement, Pre-Refunded, 5.00%, 2/01/22 ..........................       2,060,000         2,193,097
  Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
      6.30%, 12/01/25 ............................................................................       2,000,000         2,074,840
      Series A, 6.55%, 12/01/25 ..................................................................       5,000,000         5,223,800
  Bristol Utility System Revenue, ETM, 5.00%, 7/15/21 ............................................       1,245,000         1,324,717
  Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ..............................       1,000,000         1,056,000
  Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
      7/15/19 ....................................................................................       3,250,000         3,430,083
      7/15/32 ....................................................................................       8,000,000         8,379,040
  Dinwiddie County IDA Lease Revenue, Refunding, Series B, MBIA Insured, 5.00%,
      2/15/30 ....................................................................................       1,410,000         1,475,903
      2/15/34 ....................................................................................       3,155,000         3,290,223
  Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ........       8,000,000         8,417,040
  Fairfax County EDA Transportation Contract Revenue, Route 28 Project, MBIA Insured,
    5.00%, 4/01/33 ...............................................................................       2,000,000         2,094,840
  Fairfax County IDAR, Health Care, Inova Health System Project, Refunding, Series A, 5.00%,
      8/15/18 ....................................................................................       2,100,000         2,150,988
      8/15/25 ....................................................................................       5,000,000         5,080,150
  Fairfax County Redevelopment and Housing Authority MFHR,
      Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ......................................       4,700,000         4,725,991
      Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 .......................       1,000,000         1,033,330
      Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 ......................       1,000,000         1,033,060
  Fairfax County Water Authority Water Revenue,
      Pre-Refunded, 5.00%, 4/01/27 ...............................................................       2,830,000         3,017,969
      Refunding, 5.00%, 4/01/27 ..................................................................      11,420,000        11,932,644
  Fredericksburg IDA Hospital Facilities Revenue, Medicorp Health System Obligation, Refunding,
    AMBAC Insured, 5.25%, 6/15/23 ................................................................      10,000,000        10,298,700
  Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement, Series B,
    FSA Insured, 5.00%,
      4/01/29 ....................................................................................       7,115,000         7,452,393
      4/01/35 ....................................................................................       6,000,000         6,280,560
  Gloucester County IDA Lease Revenue, Courthouse Project, MBIA Insured, Pre-Refunded,
    5.50%, 11/01/30 ..............................................................................       1,715,000         1,855,047
  Greater Richmond Convention Center Authority Hotel Tax Revenue,
      Convention Center Expansion Project, Pre-Refunded, 6.125%, 6/15/29 .........................       8,000,000         8,779,440
      Convention Center Expansion Project, Pre-Refunded, 6.25%, 6/15/32 ..........................       8,175,000         9,007,215
      Refunding, MBIA Insured, 5.00%, 6/15/30 ....................................................       8,000,000         8,429,120
  Hampton Convention Center Revenue, Refunding, AMBAC Insured,
      5.25%, 1/15/23 .............................................................................       3,000,000         3,194,670
      5.125%, 1/15/28 ............................................................................       2,605,000         2,745,540
      5.00%, 1/15/35 .............................................................................       8,600,000         8,945,892


                                                         Semiannual Report | 133

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  VIRGINIA (CONTINUED)
  Hampton Redevelopment and Housing Authority Senior Living Assn. Revenue, Refunding,
    Series A, GNMA Secured, 6.00%, 1/20/26 .......................................................     $ 1,060,000      $  1,096,538
  Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured,
    5.00%, 7/01/28 ...............................................................................      10,000,000        10,143,400
  Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ..................................................       1,000,000         1,086,460
  Henry County IDA Hospital Revenue, Memorial Hospital of Martinsville and Henry, Pre-Refunded,
    6.00%, 1/01/27 ...............................................................................       1,250,000         1,271,763
  Isle Wight County IDA Environmental Improvement Revenue, International Paper Co. Project,
    Series A, 6.60%, 5/01/24 .....................................................................       2,000,000         2,151,280
  Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 ..............       4,155,000         4,365,991
  King George County IDA Lease Revenue, FSA Insured, 5.00%, 3/01/32 ..............................       3,595,000         3,768,674
  Leesburg Utilities System Revenue, MBIA Insured, Pre-Refunded, 5.125%, 7/01/22 .................       3,000,000         3,096,480
  Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A, Pre-Refunded,
    6.10%, 6/01/32 ...............................................................................       1,500,000         1,690,785
  Loudoun County Sanitation Authority Water and Sewer Revenue,
     FGIC Insured, Pre-Refunded, 5.125%, 1/01/26 .................................................       3,795,000         3,888,774
     FGIC Insured, Pre-Refunded, 5.125%, 1/01/30 .................................................       5,250,000         5,379,727
     Series 96, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 .......................................       6,500,000         6,663,150
     Series 96, FGIC Insured, Pre-Refunded, 5.25%, 1/01/30 .......................................       1,000,000         1,025,100
  Lynchburg IDA Healthcare Facilities Revenue, Centra Health, Pre-Refunded, 5.20%, 1/01/28 .......       8,000,000         8,239,440
  Lynchburg Redevelopment and Housing Authority Revenue, Walden Pond III, Refunding, Series A,
    GNMA Secured, 6.20%, 7/20/27 .................................................................       1,000,000         1,020,420
  Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 .......       1,000,000         1,056,200
  Middlesex County IDA Lease Revenue, School Facilities Project, MBIA Insured, Pre-Refunded,
     5.875%, 8/01/21 .............................................................................       1,420,000         1,535,063
     6.10%, 8/01/26 ..............................................................................       1,725,000         1,875,386
  Montgomery County IDA Lease Revenue, Series B, AMBAC Insured, Pre-Refunded,
    5.50%, 1/15/22 ...............................................................................       1,000,000         1,083,680
  Newport News EDA, EDR, Series A, 5.00%, 1/15/31 ................................................       6,000,000         6,334,680
  Newport News IDA Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
    6.25%, 8/01/36 ...............................................................................       2,950,000         3,068,502
  Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A,
    GNMA Secured, 5.85%, 12/20/30 ................................................................       4,060,000         4,193,899
  Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 .....................       1,440,000         1,484,179
  Norfolk GO, Capital Improvements, Refunding, Series B, FSA Insured, 5.00%, 7/01/22 .............       1,720,000         1,803,867
  Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, Pre-Refunded,
    5.25%, 8/15/26 ...............................................................................       3,000,000         3,105,360
  Norfolk Parking System Revenue, MBIA Insured, Pre-Refunded, 5.55%, 2/01/27 .....................       2,000,000         2,055,340
  Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 ...........................................       5,000,000         5,066,250
  Northwestern Regional Jail Authority Jail Facilities Revenue, MBIA Insured, 5.00%, 7/01/33 .....       4,350,000         4,584,334
  Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, 5.00%,
    2/01/34 ......................................................................................       1,000,000         1,042,810
  Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
    Refunding, FHA Insured, 8.70%, 8/01/23 .......................................................          50,000            57,881
  Port Authority Commonwealth Port Fidelity Revenue, MBIA Insured, 4.75%, 7/01/28 ................       1,500,000         1,531,350
  Powhatan Co. EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%, 7/15/33 .......       1,000,000         1,062,350
  Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
    AMBAC Insured, 6.00%, 12/01/33 ...............................................................       2,080,000         2,168,005


134 | Semiannual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  VIRGINIA (CONTINUED)
  Prince William County Service Authority Water and Sewer System Revenue,
      FGIC Insured, 5.50%, 7/01/29 ..............................................................     $ 5,000,000       $  5,301,650
      Refunding, 5.00%, 7/01/32 .................................................................       7,045,000          7,408,663
  Richmond GO, FGIC Insured, 5.00%, 7/15/19 .....................................................       3,690,000          3,900,145
  Richmond IDA Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 .......       4,400,000          4,738,316
  Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured,
     5.00%, 8/01/22 .............................................................................       2,000,000          2,083,640
  Richmond Public Utility Revenue,
      FSA Insured, 5.00%, 1/15/35 ...............................................................       3,500,000          3,677,835
      Refunding, FSA Insured, 5.00%, 1/15/33 ....................................................       8,500,000          8,798,095
  Spotsylvania County Water and Sewer System Revenue, MBIA Insured, Pre-Refunded,
      5.25%, 6/01/22 ............................................................................       6,500,000          6,706,830
      5.40%, 6/01/27 ............................................................................       6,800,000          7,023,720
  Stafford County and Staunton IDAR, Virgina Municipal League Association Counties Program,
     Series A, MBIA Insured, 5.25%, 8/01/31 .....................................................       5,000,000          5,434,250
  University of Virginia Revenue,
      General, 5.00%, 6/01/37 ...................................................................      15,000,000         15,734,700
      Series A, 5.00%, 6/01/33 ..................................................................      14,000,000         14,608,580
  Virginia Beach Water and Sewer Revenue,
      Pre-Refunded, 5.25%, 8/01/21 ..............................................................       1,865,000          1,976,751
      System, Refunding, 5.00%, 10/01/30 ........................................................       3,300,000          3,471,864
  Virginia College Building Authority Educational Facilities Revenue,
      21st Century College Program, 5.00%, 2/01/21 ..............................................       1,000,000          1,043,470
      Hampton University Project, Pre-Refunded, 6.00%, 4/01/20 ..................................       1,500,000          1,630,635
      Regent University Project, MBIA Insured, Pre-Refunded, 5.125%, 10/01/21 ...................       5,000,000          5,345,550
      Regent University Project, MBIA Insured, Pre-Refunded, 5.125%, 10/01/31 ...................       4,050,000          4,329,895
      Washington and Lee University, 5.75%, 1/01/19 .............................................          50,000             50,015
  Virginia Commonwealth Transportation Board Transportation Revenue,
      Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 .............       8,920,000          9,304,898
      U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/24 ........       2,000,000          2,086,400
      U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/26 ........      10,000,000         10,393,000
  Virginia State HDA, MFHR,
      Series C, 5.30%, 11/01/16 .................................................................       1,000,000          1,039,530
      Series H, 5.55%, 5/01/15 ..................................................................       1,000,000          1,036,050
  Virginia State HDA Rental Housing Revenue,
      Series J, 5.80%, 2/01/19 ..................................................................       2,000,000          2,070,880
      Series L, 5.75%, 2/01/15 ..................................................................       1,000,000          1,044,430
  Virginia State Public School Authority GO, School Financing,
      Series A, 5.00%, 8/01/20 ..................................................................       3,000,000          3,166,560
      Series A, 5.00%, 8/01/21 ..................................................................       4,000,000          4,220,240
      Series C, 5.00%, 8/01/22 ..................................................................       2,000,000          2,105,540
      Series C, 5.00%, 8/01/26 ..................................................................      10,925,000         11,481,629
  Virginia State Resources Authority Airports Revenue, Revolving Fund, Series A,
    5.00%, 8/01/27 ..............................................................................       3,000,000          3,093,000
  Virginia State Resources Authority Infrastructure Revenue,
      senior series A, 5.00%, 11/01/31 ..........................................................       5,000,000          5,319,100
      senior series A, 5.00%, 11/01/36 ..........................................................       4,915,000          5,211,964
      Virginia Pooled Financing Program, senior series, 5.00%, 11/01/33 .........................       5,000,000          5,228,950


                                                         Semiannual Report | 135

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  VIRGINIA (CONTINUED)
  Virginia State Resources Authority Water and Sewer System Revenue,
      Pooled Loan Program, Mandatory Put 11/01/07, Series A, ETM, 7.45%, 11/01/16 ...............     $    10,000       $     10,083
      Rapidan Service Authority, Refunding, 5.30%, 10/01/18 .....................................       1,610,000          1,658,912
      Tuckahoe Service District Project, 5.00%, 11/01/35 ........................................       2,000,000          2,089,160
  York County Sewer Revenue, Pre-Refunded, 5.875%,
      6/01/24 ...................................................................................         500,000            534,295
      6/01/29 ...................................................................................       1,500,000          1,602,885
                                                                                                                        ------------
                                                                                                                         416,685,670
                                                                                                                        ------------
  U.S. TERRITORIES 21.0%
  DISTRICT OF COLUMBIA 6.2%
  Metropolitan Washington D.C. Airport Authority System Revenue,
      Refunding, Series A, FGIC Insured, 5.00%, 10/01/25 ........................................       1,000,000          1,039,160
      Refunding, Series A, FSA Insured, 5.00%, 10/01/32 .........................................      10,000,000         10,417,400
      Series B, FGIC Insured, 5.25%, 10/01/32 ...................................................       6,655,000          7,033,070
  Metropolitan Washington D.C. Airports Authority General Airport Revenue,
      Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ........................................       5,000,000          5,140,450
      Series A, Pre-Refunded, 5.375%, 10/01/23 ..................................................       3,000,000          3,084,216
      Series B, 5.75%, 10/01/20 .................................................................       6,000,000          6,186,600
                                                                                                                        ------------
                                                                                                                          32,900,896
                                                                                                                        ------------
  PUERTO RICO 14.2%
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.00%, 7/01/29 ............................................................................       8,000,000          8,202,400
      5.125%, 7/01/31 ...........................................................................       3,315,000          3,389,256
      5.00%, 7/01/33 ............................................................................       2,000,000          2,038,040
      FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ................................................      15,000,000         16,076,700
      Pre-Refunded, 5.125%, 7/01/31 .............................................................       1,685,000          1,799,984
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
    Series Y, 5.50%, 7/01/36 ....................................................................       4,500,000          4,868,550
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series D, Pre-Refunded, 5.375%, 7/01/36 ...................................................       5,000,000          5,456,450
      Series D, Pre-Refunded, 5.25%, 7/01/38 ....................................................       3,000,000          3,254,370
      Series G, 5.00%, 7/01/33 ..................................................................       5,000,000          5,109,750
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ................................................       4,000,000          4,114,720
  Puerto Rico Electric Power Authority Power Revenue,
      Series HH, FSA Insured, 5.25%, 7/01/29 ....................................................       5,910,000          6,258,513
      Series RR, FGIC Insured, 5.00%, 7/01/35 ...................................................       5,000,000          5,276,900
      Series RR, XLCA Insured, 5.00%, 7/01/30 ...................................................       1,000,000          1,055,380
  Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded,
    7.75%, 12/01/26 .............................................................................          20,000             20,218
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ...........       2,580,000          2,690,914
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ......................................................       1,315,000          1,379,422
      Series D, Pre-Refunded, 5.375%, 7/01/33 ...................................................       3,685,000          4,001,284


136 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     Pre-Refunded, 5.70%, 8/01/25 ..............................................................      $  1,000,000     $  1,066,980
                                                                                                                       ------------
                                                                                                                         76,059,831
                                                                                                                       ------------
  VIRGIN ISLANDS 0.6%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/15 .................................................................................         1,500,000        1,555,305
      10/01/18 .................................................................................         1,500,000        1,553,490
                                                                                                                       ------------
                                                                                                                          3,108,795
                                                                                                                       ------------
  TOTAL U.S. TERRITORIES .......................................................................                        112,069,522
                                                                                                                       ------------
  TOTAL LONG TERM INVESTMENTS (COST $504,050,594) ..............................................                        528,755,192
                                                                                                                       ------------
  SHORT TERM INVESTMENT (COST $800,000) 0.1%
  MUNICIPAL BOND 0.1%
  VIRGINIA 0.1%
a Roanoke IDA Hospital Revenue, Carilion Health System, Refunding, Series C-2, FSA Insured,
    Daily VRDN and Put, 3.55%, 7/01/27 .........................................................           800,000          800,000
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $504,850,594) 99.1% ..................................................                        529,555,192
  OTHER ASSETS, LESS LIABILITIES 0.9% ..........................................................                          4,958,069
                                                                                                                       ------------
  NET ASSETS 100.0% ............................................................................                       $534,513,261
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 138.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 137

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ACES    - Adjustable Convertible Exempt Securities
AMBAC   - American Municipal Bond Assurance Corp.
CDA     - Community Development Authority/Agency
CDD     - Community Development District
CDR     - Community Development Revenue
CIFG    - CDC IXIS Financial Guaranty
COP     - Certificate of Participation
CRDA    - Community Redevelopment Authority/Agency
EDA     - Economic Development Authority
EDC     - Economic Development Corp.
EDR     - Economic Development Revenue
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FHA     - Federal Housing Authority/Agency
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assurance Inc.
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDA     - Housing Development Authority/Agency
HDC     - Housing Development Corp.
HFA     - Housing Finance Authority/Agency
HFAR    - Housing Finance Authority Revenue
HFC     - Housing Finance Corp.
IDA     - Industrial Development Authority/Agency
IDAR    - Industrial Development Authority Revenue
IDB     - Industrial Development Bond/Board
IDBR    - Industrial Development Board Revenue
IDR     - Industrial Development Revenue
ISD     - Independent School District
MBIA    - Municipal Bond Investors Assurance Corp.
MF      - Multi-Family
MFH     - Multi-Family Housing
MFHR    - Multi-Family Housing Revenue
MFMR    - Multi-Family Mortgage Revenue
MFR     - Multi-Family Revenue
PBA     - Public Building Authority
PCFA    - Pollution Control Financing Authority
PCR     - Pollution Control Revenue
PFAR    - Public Financing Authority Revenue
SF      - Single Family
SFHR    - Single Family Housing Revenue
SFM     - Single Family Mortgage
SFMR    - Single Family Mortgage Revenue
SFR     - Single Family Revenue
VHA     - Volunteer Hospital of America
XLCA    - XL Capital Assurance


138 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2006 (unaudited)

                                                                     --------------------------------------------------------------
                                                                          FRANKLIN              FRANKLIN               FRANKLIN
                                                                     ALABAMA TAX-FREE       FLORIDA TAX-FREE       GEORGIA TAX-FREE
                                                                        INCOME FUND           INCOME FUND             INCOME FUND
                                                                     --------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ........................................................       $   257,208,610        $ 1,591,708,117        $   245,850,604
                                                                      =============================================================
  Value .......................................................       $   269,687,027        $ 1,698,322,562        $   258,574,184
 Cash .........................................................                47,176                145,278                 16,824
 Receivables:
  Capital shares sold .........................................               664,930              1,388,624                994,328
  Interest ....................................................             3,585,116             24,366,707              3,083,233
                                                                      -------------------------------------------------------------
    Total assets ..............................................           273,984,249          1,724,223,171            262,668,569
                                                                      -------------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed .....................................               111,657              2,242,987                709,922
  Affiliates ..................................................               168,422                934,988                167,264
  Distributions to shareholders ...............................               304,371              2,050,689                340,052
 Accrued expenses and other liabilities .......................                29,445                111,958                 30,678
                                                                      -------------------------------------------------------------
    Total liabilities .........................................               613,895              5,340,622              1,247,916
                                                                      -------------------------------------------------------------
      Net assets, at value ....................................       $   273,370,354        $ 1,718,882,549        $   261,420,653
                                                                      =============================================================
Net assets consist of:
 Paid-in capital ..............................................       $   270,256,241        $ 1,614,461,117        $   252,766,977
 Distributions in excess of net investment income .............              (159,507)            (1,144,521)              (197,240)
 Net unrealized appreciation (depreciation) ...................            12,478,417            106,614,445             12,723,580
 Accumulated net realized gain (loss) .........................            (9,204,797)            (1,048,492)            (3,872,664)
                                                                      -------------------------------------------------------------
      Net assets, at value ....................................       $   273,370,354        $ 1,718,882,549        $   261,420,653
                                                                      =============================================================
CLASS A:
 Net assets, at value .........................................       $   236,459,695        $ 1,511,179,612        $   214,041,979
                                                                      =============================================================
 Shares outstanding ...........................................            20,672,254            127,274,516             17,734,985
                                                                      =============================================================
 Net asset value per share a ..................................       $         11.44        $         11.87        $         12.07
                                                                      =============================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) .........................................       $         11.95        $         12.40        $         12.61
                                                                      =============================================================
CLASS B:
 Net assets, at value .........................................                    --        $    63,379,299                     --
                                                                      =============================================================
 Shares outstanding ...........................................                    --              5,300,192                     --
                                                                      =============================================================
 Net asset value and maximum offering price per share a .......                    --        $         11.96                     --
                                                                      =============================================================
CLASS C:
 Net assets, at value .........................................       $    36,910,659        $   144,323,638        $    47,378,674
                                                                      =============================================================
 Shares outstanding ...........................................             3,200,765             12,002,997              3,890,075
                                                                      =============================================================
 Net asset value and maximum offering price per share a .......       $         11.53        $         12.02        $         12.18
                                                                      =============================================================


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 139

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006 (unaudited)

                                                                        -----------------------------------------------------------
                                                                             FRANKLIN            FRANKLIN              FRANKLIN
                                                                        KENTUCKY TAX-FREE   LOUISIANA TAX-FREE    MARYLAND TAX-FREE
                                                                           INCOME FUND          INCOME FUND           INCOME FUND
                                                                        -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................................        $ 129,887,216         $ 212,259,834         $ 440,626,981
                                                                          =========================================================
  Value ..........................................................        $ 135,460,531         $ 221,746,051         $ 458,194,607
 Cash ............................................................               43,550               230,031               129,800
 Receivables:
  Capital shares sold ............................................              458,503               358,042             1,064,831
  Interest .......................................................            1,650,067             3,173,011             5,485,425
                                                                          ---------------------------------------------------------
        Total assets .............................................          137,612,651           225,507,135           464,874,663
                                                                          ---------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ................................                   --                    --             6,692,353
  Capital shares redeemed ........................................              138,062               140,221               188,139
  Affiliates .....................................................               80,566               137,047               273,310
  Distributions to shareholders ..................................              147,604               250,261               509,534
 Accrued expenses and other liabilities ..........................               16,844                34,682                47,989
                                                                          ---------------------------------------------------------
        Total liabilities ........................................              383,076               562,211             7,711,325
                                                                          ---------------------------------------------------------
          Net assets, at value ...................................        $ 137,229,575         $ 224,944,924         $ 457,163,338
                                                                          =========================================================
Net assets consist of:
 Paid-in capital .................................................        $ 134,010,394         $ 217,808,503         $ 441,021,761
 Distributions in excess of net investment income ................             (101,460)             (132,453)             (265,345)
 Net unrealized appreciation (depreciation) ......................            5,573,315             9,486,217            17,567,626
 Accumulated net realized gain (loss) ............................           (2,252,674)           (2,217,343)           (1,160,704)
                                                                          ---------------------------------------------------------
          Net assets, at value ...................................        $ 137,229,575         $ 224,944,924         $ 457,163,338
                                                                          =========================================================
CLASS A:
 Net assets, at value ............................................        $ 137,229,575         $ 200,710,540         $ 391,167,102
                                                                          =========================================================
 Shares outstanding ..............................................           12,102,413            17,418,522            33,383,774
                                                                          =========================================================
 Net asset value per share a .....................................        $       11.34         $       11.52         $       11.72
                                                                          =========================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) ............................................        $       11.84         $       12.03         $       12.24
                                                                          =========================================================
CLASS C:
 Net assets, at value ............................................                   --         $  24,234,384         $  65,996,236
                                                                          =========================================================
 Shares outstanding ..............................................                   --             2,082,520             5,564,626
                                                                          =========================================================
 Net asset value and maximum offering price per share a ..........                   --         $       11.64         $       11.86
                                                                          =========================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


140 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006 (unaudited)

                                                                        -----------------------------------------------------------
                                                                                                 FRANKLIN
                                                                            FRANKLIN           NORTH CAROLINA         FRANKLIN
                                                                        MISSOURI TAX-FREE         TAX-FREE        VIRGINIA TAX-FREE
                                                                           INCOME FUND          INCOME FUND          INCOME FUND
                                                                        -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................................        $ 611,765,459         $ 643,136,192         $ 504,850,594
                                                                          =========================================================
  Value ..........................................................        $ 641,474,848         $ 671,280,738         $ 529,555,192
 Cash ............................................................               71,595                71,302                40,530
 Receivables:
  Investment securities sold .....................................            5,322,144                    --                    --
  Capital shares sold ............................................            1,716,256             2,933,709             1,030,077
  Interest .......................................................            8,191,405             8,584,514             5,958,207
                                                                          ---------------------------------------------------------
        Total assets .............................................          656,776,248           682,870,263           536,584,006
                                                                          ---------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ................................            6,369,520             7,457,401                    --
  Capital shares redeemed ........................................              774,800               656,144             1,115,568
  Affiliates .....................................................              361,761               395,737               302,639
  Distributions to shareholders ..................................              722,340               736,494               603,764
 Accrued expenses and other liabilities ..........................               64,980                 7,617                48,774
                                                                          ---------------------------------------------------------
        Total liabilities ........................................            8,293,401             9,253,393             2,070,745
                                                                          ---------------------------------------------------------
          Net assets, at value ...................................        $ 648,482,847         $ 673,616,870         $ 534,513,261
                                                                          =========================================================
Net assets consist of:
 Paid-in capital .................................................        $ 623,755,349         $ 648,543,828         $ 515,511,634
 Distributions in excess of net investment income ................             (425,737)             (462,054)             (333,864)
 Net unrealized appreciation (depreciation) ......................           29,709,389            28,144,546            24,704,598
 Accumulated net realized gain (loss) ............................           (4,556,154)           (2,609,450)           (5,369,107)
                                                                          ---------------------------------------------------------
          Net assets, at value ...................................        $ 648,482,847         $ 673,616,870         $ 534,513,261
                                                                          =========================================================
CLASS A:
 Net assets, at value ............................................        $ 581,335,858         $ 566,227,368         $ 480,545,769
                                                                          =========================================================
 Shares outstanding ..............................................           47,469,657            46,141,565            40,783,486
                                                                          =========================================================
 Net asset value per share a .....................................        $       12.25         $       12.27         $       11.78
                                                                          =========================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) ............................................        $       12.79         $       12.81         $       12.30
                                                                          =========================================================
CLASS C:
 Net assets, at value ............................................        $  67,146,989         $ 107,389,502         $  53,967,492
                                                                          =========================================================
 Shares outstanding ..............................................            5,450,055             8,663,458             4,534,485
                                                                          =========================================================
 Net asset value and maximum offering price per share a ..........        $       12.32         $       12.40         $       11.90
                                                                          =========================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 141

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2006 (unaudited)

                                                                            -------------------------------------------------------
                                                                                FRANKLIN            FRANKLIN           FRANKLIN
                                                                            ALABAMA TAX-FREE    FLORIDA TAX-FREE   GEORGIA TAX-FREE
                                                                              INCOME FUND         INCOME FUND         INCOME FUND
                                                                            -------------------------------------------------------
Investment income:
 Interest ..............................................................       $ 6,777,318        $ 44,592,583        $ 6,195,971
                                                                               --------------------------------------------------
Expenses:
STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2006 (unaudited)

 Distribution fees: (Note 3c)
  Class A ..............................................................           118,310             763,746            104,763
  Class B ..............................................................                --             214,626                 --
  Class C ..............................................................           118,143             470,421            147,183
 Transfer agent fees (Note 3e) .........................................            52,780             279,641             60,780
 Custodian fees ........................................................             2,046              12,896              2,081
 Reports to shareholders ...............................................            11,509              51,663             10,587
 Registration and filing fees ..........................................             3,193               9,968              3,582
 Professional fees .....................................................             8,489              20,012              9,567
 Trustees' fees and expenses ...........................................             1,659               7,110                748
 Other .................................................................            12,593              35,571             15,738
                                                                               --------------------------------------------------
        Total expenses .................................................         1,063,361           5,866,558          1,051,746
                                                                               --------------------------------------------------
          Net investment income ........................................         5,713,957          38,726,025          5,144,225
                                                                               --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .............................            10,842           1,679,025           (140,473)
 Net change in unrealized appreciation (depreciation) on investments ...        (1,232,866)         (8,986,098)          (943,710)
                                                                               --------------------------------------------------
Net realized and unrealized gain (loss) ................................        (1,222,024)         (7,307,073)        (1,084,183)
                                                                               --------------------------------------------------
Net increase (decrease) in net assets resulting from operations ........       $ 4,491,933        $ 31,418,952        $ 4,060,042
                                                                               ==================================================


142 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2006 (unaudited)

                                                                         ----------------------------------------------------------
                                                                             FRANKLIN              FRANKLIN            FRANKLIN
                                                                         KENTUCKY TAX-FREE    LOUISIANA TAX-FREE  MARYLAND TAX-FREE
                                                                            INCOME FUND           INCOME FUND        INCOME FUND
                                                                         ----------------------------------------------------------
Investment income:
 Interest ..........................................................        $  3,168,451         $  5,423,259        $ 10,897,124
                                                                            -----------------------------------------------------
Expenses:
 Management fees (Note 3a) .........................................             393,871              605,064           1,118,816
 Distribution fees: (Note 3c)
  Class A ..........................................................              66,382               96,990             190,134
  Class C ..........................................................                  --               75,962             203,527
 Transfer agent fees (Note 3e) .....................................              23,199               43,865             106,055
 Custodian fees ....................................................                 932                1,585               3,321
 Reports to shareholders ...........................................               6,617                7,209              27,037
 Registration and filing fees ......................................               1,019                3,823               6,441
 Professional fees .................................................               7,952                8,387               9,052
 Trustees' fees and expenses .......................................                 343                1,402               1,857
 Other .............................................................               8,513               10,374              14,605
                                                                            -----------------------------------------------------
        Total expenses .............................................             508,828              854,661           1,680,845
        Expenses waived/paid by affiliates (Note 3f) ...............             (11,081)                  --                  --
                                                                            -----------------------------------------------------
          Net expenses .............................................             497,747              854,661           1,680,845
                                                                            -----------------------------------------------------
           Net investment income ...................................           2,670,704            4,568,598           9,216,279
                                                                            -----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................              50,677               43,252             300,760
 Net change in unrealized appreciation (depreciation) on
  investments ......................................................            (468,013)             174,958          (1,920,318)
                                                                            -----------------------------------------------------
Net realized and unrealized gain (loss) ............................            (417,336)             218,210          (1,619,558)
                                                                            -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations ....        $  2,253,368         $  4,786,808        $  7,596,721
                                                                            =====================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 143

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2006 (unaudited)

                                                                            --------------------------------------------------------
                                                                                                   FRANKLIN
                                                                                FRANKLIN         NORTH CAROLINA         FRANKLIN
                                                                            MISSOURI TAX-FREE       TAX-FREE       VIRGINIA TAX-FREE
                                                                               INCOME FUND        INCOME FUND         INCOME FUND
                                                                            --------------------------------------------------------
Investment income:
 Interest ..............................................................      $ 15,668,689        $ 15,517,493        $ 13,102,846
                                                                              ----------------------------------------------------
Expenses:
 Management fees (Note 3a) .............................................         1,552,074           1,571,068           1,316,893
 Distribution fees: (Note 3c)
  Class A ..............................................................           285,095             268,864             240,598
  Class C ..............................................................           219,688             339,511             170,183
 Transfer agent fees (Note 3e) .........................................           141,458             131,634             112,526
 Custodian fees ........................................................             4,750               4,416               3,937
 Reports to shareholders ...............................................            25,847              22,380              19,924
 Registration and filing fees ..........................................             7,443               3,408               4,687
 Professional fees .....................................................            11,761              10,653               9,969
 Trustees' fees and expenses ...........................................             2,770               2,645               2,799
 Other .................................................................            22,260              21,256              19,216
                                                                              ----------------------------------------------------
        Total expenses .................................................         2,273,146           2,375,835           1,900,732
                                                                              ----------------------------------------------------
          Net investment income ........................................        13,395,543          13,141,658          11,202,114
                                                                              ----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .............................           (55,362)           (243,457)            337,134
 Net change in unrealized appreciation (depreciation)
  on investments .......................................................        (3,080,043)         (1,061,758)         (2,831,313)
                                                                              ----------------------------------------------------
Net realized and unrealized gain (loss) ................................        (3,135,405)         (1,305,215)         (2,494,179)
                                                                              ----------------------------------------------------
Net increase (decrease) in net assets resulting from operations ........      $ 10,260,138        $ 11,836,443        $  8,707,935
                                                                              ====================================================


144 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                         --------------------------------------------------------------------------
                                                                    FRANKLIN ALABAMA                     FRANKLIN FLORIDA
                                                                  TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                         --------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                         AUGUST 31, 2006     YEAR ENDED        AUGUST 31, 2006         YEAR ENDED
                                                           (UNAUDITED)    FEBRUARY 28, 2006      (UNAUDITED)       FEBRUARY 28, 2006
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................     $   5,713,957      $  11,241,771      $    38,726,025      $    76,159,210
  Net realized gain (loss) from investments ........            10,842            831,456            1,679,025            3,143,993
  Net change in unrealized appreciation
    (depreciation) on investments ..................        (1,232,866)        (3,486,537)          (8,986,098)         (13,295,729)
                                                         --------------------------------------------------------------------------
             Net increase (decrease) in net assets
              resulting from operations ............         4,491,933          8,586,690           31,418,952           66,007,474
                                                         --------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ........................................        (5,088,576)       (10,018,613)         (35,116,937)         (68,636,133)
    Class B ........................................                --                 --           (1,326,428)          (2,856,295)
    Class C ........................................          (673,397)        (1,257,447)          (2,883,037)          (5,244,494)
                                                         --------------------------------------------------------------------------
 Total distributions to shareholders ...............        (5,761,973)       (11,276,060)         (39,326,402)         (76,736,922)
                                                         --------------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ........................................          (267,192)        14,953,321          (15,701,487)          54,424,967
    Class B ........................................                --                 --           (4,393,716)          (5,750,500)
    Class C ........................................         1,421,583          4,261,604            4,382,790           16,316,566
                                                         --------------------------------------------------------------------------
 Total capital share transactions ..................         1,154,391         19,214,925          (15,712,413)          64,991,033
                                                         --------------------------------------------------------------------------
 Redemption fees ...................................                --                125                  691                  509
                                                         --------------------------------------------------------------------------
        Net increase (decrease) in net assets ......          (115,649)        16,525,680          (23,619,172)          54,262,094
Net assets:
 Beginning of period ...............................       273,486,003        256,960,323        1,742,501,721        1,688,239,627
                                                         --------------------------------------------------------------------------
 End of period .....................................     $ 273,370,354      $ 273,486,003      $ 1,718,882,549      $ 1,742,501,721
                                                         ==========================================================================
Distributions in excess of net investment
 income included in net assets:
  End of period ....................................     $    (159,507)     $    (111,491)     $    (1,144,521)     $      (544,144)
                                                         ==========================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 145

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         --------------------------------------------------------------------------
                                                                   FRANKLIN GEORGIA                      FRANKLIN KENTUCKY
                                                                 TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                         --------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                          AUGUST 31, 2006       YEAR ENDED       AUGUST 31, 2006      YEAR ENDED
                                                           (UNAUDITED)      FEBRUARY 28, 2006     (UNAUDITED)      FEBRUARY 28, 2006
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................     $   5,144,225        $   9,331,831      $   2,670,704        $   4,877,173
  Net realized gain (loss) from investments ........          (140,473)            (120,456)            50,677              (83,562)
  Net change in unrealized appreciation
    (depreciation) on investments ..................          (943,710)            (569,286)          (468,013)            (120,031)
                                                         --------------------------------------------------------------------------
             Net increase (decrease) in net assets
              resulting from operations ............         4,060,042            8,642,089          2,253,368            4,673,580
                                                         --------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ........................................        (4,388,340)          (7,842,974)        (2,727,285)          (4,888,713)
    Class C ........................................          (811,619)          (1,443,513)                --                   --
                                                         --------------------------------------------------------------------------
 Total distributions to shareholders ...............        (5,199,959)          (9,286,487)        (2,727,285)          (4,888,713)
                                                         --------------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ........................................         9,128,192           36,009,317          9,449,791           15,527,992
    Class C ........................................         3,574,367            7,067,599                 --                   --
                                                         --------------------------------------------------------------------------
 Total capital share transactions ..................        12,702,559           43,076,916          9,449,791           15,527,992
                                                         --------------------------------------------------------------------------
 Redemption fees ...................................                 1                1,504                 14                    7
                                                         --------------------------------------------------------------------------
        Net increase (decrease) in net assets ......        11,562,643           42,434,022          8,975,888           15,312,866
Net assets:
 Beginning of period ...............................       249,858,010          207,423,988        128,253,687          112,940,821
                                                         --------------------------------------------------------------------------
 End of period .....................................     $ 261,420,653        $ 249,858,010      $ 137,229,575        $ 128,253,687
                                                         ==========================================================================
Distributions in excess of net investment
 income included in net assets:
  End of period ....................................     $    (197,240)       $    (141,506)     $    (101,460)       $     (44,879)
                                                         ==========================================================================


146 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            ------------------------------------------------------------------------
                                                                    FRANKLIN LOUISIANA                   FRANKLIN MARYLAND
                                                                   TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                            ------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                             AUGUST 31, 2006      YEAR ENDED      AUGUST 31, 2006     YEAR ENDED
                                                               (UNAUDITED)    FEBRUARY 28, 2006     (UNAUDITED)    FEBRUARY 28, 2006
                                                            ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................     $   4,568,598       $   9,065,753      $   9,216,279      $  17,008,519
  Net realized gain (loss) from investments ...........            43,252             (57,294)           300,760            234,851
  Net change in unrealized appreciation
    (depreciation) on investments .....................           174,958          (2,909,233)        (1,920,318)        (1,101,671)
                                                            -----------------------------------------------------------------------
             Net increase (decrease) in net assets
               resulting from operations ..............         4,786,808           6,099,226          7,596,721         16,141,699
                                                            -----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ...........................................        (4,187,128)         (8,322,538)        (8,238,096)       (14,965,428)
    Class C ...........................................          (438,295)           (806,001)        (1,164,943)        (1,986,797)
                                                            -----------------------------------------------------------------------
 Total distributions to shareholders ..................        (4,625,423)         (9,128,539)        (9,403,039)       (16,952,225)
                                                            -----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ...........................................        12,223,204           2,393,874         23,554,023         36,990,865
    Class C ...........................................           908,303           4,432,819          6,294,533         10,998,107
                                                            -----------------------------------------------------------------------
 Total capital share transactions .....................        13,131,507           6,826,693         29,848,556         47,988,972
                                                            -----------------------------------------------------------------------
 Redemption fees ......................................                --                  --                720              1,700
                                                            -----------------------------------------------------------------------
        Net increase (decrease) in net assets .........        13,292,892           3,797,380         28,042,958         47,180,146
Net assets:
 Beginning of period ..................................       211,652,032         207,854,652        429,120,380        381,940,234
                                                            -----------------------------------------------------------------------
 End of period ........................................     $ 224,944,924       $ 211,652,032      $ 457,163,338      $ 429,120,380
                                                            =======================================================================
Distributions in excess of net investment
 income included in net assets:
  End of period .......................................     $    (132,453)      $     (75,628)     $    (265,345)     $     (78,585)
                                                            =======================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 147

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          -------------------------------------------------------------------------
                                                                   FRANKLIN MISSOURI                  FRANKLIN NORTH CAROLINA
                                                                  TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                          -------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                           AUGUST 31, 2006      YEAR ENDED      AUGUST 31, 2006       YEAR ENDED
                                                             (UNAUDITED)    FEBRUARY 28, 2006     (UNAUDITED)     FEBRUARY 28, 2006
                                                          -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................     $  13,395,543      $  25,567,295      $  13,141,658      $  23,076,805
  Net realized gain (loss) from investments ..........           (55,362)           661,439           (243,457)           671,095
  Net change in unrealized appreciation
    (depreciation) on investments ....................        (3,080,043)        (1,067,906)        (1,061,758)        (2,946,033)
                                                           ----------------------------------------------------------------------
        Net increase (decrease) in net assets
            resulting from operations ................        10,260,138         25,160,828         11,836,443         20,801,867
                                                           ----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..........................................       (12,335,541)       (23,235,905)       (11,491,871)       (19,756,701)
    Class C ..........................................        (1,269,961)        (2,443,723)        (1,923,234)        (3,324,155)
                                                           ----------------------------------------------------------------------
 Total distributions to shareholders .................       (13,605,502)       (25,679,628)       (13,415,105)       (23,080,856)
                                                           ----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ..........................................        22,058,797         46,392,264         58,241,989         83,045,904
    Class C ..........................................        (1,272,893)         8,431,786          7,995,262         16,643,428
                                                           ----------------------------------------------------------------------
 Total capital share transactions ....................        20,785,904         54,824,050         66,237,251         99,689,332
                                                           ----------------------------------------------------------------------
 Redemption fees .....................................                 7              7,430                138              1,047
                                                           ----------------------------------------------------------------------
      Net increase (decrease) in net assets ..........        17,440,547         54,312,680         64,658,727         97,411,390
Net assets:
 Beginning of period .................................       631,042,300        576,729,620        608,958,143        511,546,753
                                                           ----------------------------------------------------------------------
 End of period .......................................     $ 648,482,847      $ 631,042,300      $ 673,616,870      $ 608,958,143
                                                           ======================================================================
Distributions in excess of net investment income
 included in net assets:
  End of period ......................................     $    (425,737)     $    (215,778)     $    (462,054)     $    (188,607)
                                                           ======================================================================


148 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                                       -----------------------------------------
                                                                                                   FRANKLIN VIRGINIA
                                                                                                  TAX-FREE INCOME FUND
                                                                                       -----------------------------------------
                                                                                       SIX MONTHS ENDED
                                                                                        AUGUST 31, 2006            YEAR ENDED
                                                                                          (UNAUDITED)          FEBRUARY 28, 2006
                                                                                       -----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................         $  11,202,114            $  21,187,292
  Net realized gain (loss) from investments ...................................               337,134                  342,816
  Net change in unrealized appreciation (depreciation) on investments .........            (2,831,313)              (2,977,886)
                                                                                        --------------------------------------
        Net increase (decrease) in net assets resulting from operations .......             8,707,935               18,552,222
                                                                                        --------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ...................................................................           (10,418,990)             (19,640,717)
    Class C ...................................................................              (975,447)              (1,773,323)
                                                                                        --------------------------------------
 Total distributions to shareholders ..........................................           (11,394,437)             (21,414,040)
                                                                                        --------------------------------------
 Capital share transactions: (Note 2)
    Class A ...................................................................             9,046,728               37,693,235
    Class C ...................................................................             2,736,198                8,052,762
                                                                                        --------------------------------------
 Total capital share transactions .............................................            11,782,926               45,745,997
                                                                                        --------------------------------------
 Redemption fees ..............................................................                    17                      213
                                                                                        --------------------------------------
        Net increase (decrease) in net assets .................................             9,096,441               42,884,392
Net assets:
 Beginning of period ..........................................................           525,416,820              482,532,428
                                                                                        --------------------------------------
 End of period ................................................................         $ 534,513,261            $ 525,416,820
                                                                                        ======================================
Distributions in excess of net investment income included in net assets:
 End of period ................................................................         $    (333,864)           $    (141,541)
                                                                                        ======================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 149

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-five separate funds. All funds included in this report (the Funds) are diversified, except the Franklin Maryland Tax-Free Income Fund. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------------------------
CLASS A                     CLASS A & CLASS C                          CLASS A, CLASS B, & CLASS C
------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free  Franklin Alabama Tax-Free Income Fund      Franklin Florida Tax-Free Income Fund
 Income Fund                Franklin Georgia Tax-Free Income Fund
                            Franklin Louisiana Tax-Free Income Fund
                            Franklin Maryland Tax-Free Income Fund
                            Franklin Missouri Tax-Free Income Fund
                            Franklin North Carolina Tax-Free
                              Income Fund
                            Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


150 | Semiannual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                         Semiannual Report | 151

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                  -----------------------------------------------------------------
                                                        FRANKLIN ALABAMA                    FRANKLIN FLORIDA
                                                      TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                  -----------------------------------------------------------------
                                                    SHARES            AMOUNT           SHARES             AMOUNT
                                                  -----------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
 Shares sold ...............................       1,025,913      $  11,675,231       7,152,668       $  84,320,441
 Shares issued in reinvestment of
  distributions ............................         236,701          2,690,815       1,306,271          15,398,323
 Shares redeemed ...........................      (1,288,400)       (14,633,238)     (9,793,643)       (115,420,251)
                                                  -----------------------------------------------------------------
 Net increase (decrease) ...................         (25,786)     $    (267,192)     (1,334,704)      $ (15,701,487)
                                                  =================================================================
Year ended February 28, 2006
 Shares sold ...............................       2,667,852      $  30,764,669      17,384,814       $ 207,558,940
 Shares issued in reinvestment of
  distributions ............................         444,918          5,132,741       2,466,126          29,505,832
 Shares redeemed ...........................      (1,818,578)       (20,944,089)    (15,289,335)       (182,639,805)
                                                  -----------------------------------------------------------------
 Net increase (decrease) ...................       1,294,192      $  14,953,321       4,561,605       $  54,424,967
                                                  =================================================================
CLASS B SHARES:
Six months ended August 31, 2006
 Shares sold ...............................                                             37,984       $     452,148
 Shares issued in reinvestment of
  distributions ............................                                             58,294             692,136
 Shares redeemed ...........................                                           (467,293)         (5,538,000)
                                                                                     ------------------------------
 Net increase (decrease) ...................                                           (371,015)      $  (4,393,716)
                                                                                     ==============================


152 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      -----------------------------------------------------------------------------
                                                               FRANKLIN ALABAMA                            FRANKLIN FLORIDA
                                                             TAX-FREE INCOME FUND                        TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                          SHARES               AMOUNT                SHARES               AMOUNT
                                                      -----------------------------------------------------------------------------
CLASS B SHARES: (CONTINUED)
Year ended February 28, 2006
 Shares sold ...............................                                                           65,279          $    785,355
 Shares issued in reinvestment of
  distributions ............................                                                          124,962             1,505,441
 Shares redeemed ...........................                                                         (668,512)           (8,041,296)
                                                                                                   --------------------------------
 Net increase (decrease) ...................                                                         (478,271)         $ (5,750,500)
                                                                                                   ================================
CLASS C SHARES:
Six months ended August 31, 2006
 Shares sold ...............................              286,001          $  3,277,892             1,226,983          $ 14,661,154
 Shares issued in reinvestment of
  distributions ............................               28,051               321,457               126,717             1,512,689
 Shares redeemed ...........................             (190,212)           (2,177,766)             (987,868)          (11,791,053)
                                                      -----------------------------------------------------------------------------
 Net increase (decrease) ...................              123,840          $  1,421,583               365,832          $  4,382,790
                                                      =============================================================================
Year ended February 28, 2006
 Shares sold ...............................              693,697          $  8,060,291             2,766,626          $ 33,473,426
 Shares issued in reinvestment of
  distributions ............................               51,113               594,167               232,372             2,813,675
 Shares redeemed ...........................             (378,228)           (4,392,854)           (1,650,487)          (19,970,535)
                                                      -----------------------------------------------------------------------------
 Net increase (decrease) ...................              366,582          $  4,261,604             1,348,511          $ 16,316,566
                                                      =============================================================================

                                                      -----------------------------------------------------------------------------
                                                                FRANKLIN GEORGIA                           FRANKLIN KENTUCKY
                                                              TAX-FREE INCOME FUND                       TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                          SHARES               AMOUNT                SHARES               AMOUNT
                                                      -----------------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
 Shares sold ...............................            1,752,417          $ 20,989,438             1,212,253          $ 13,624,527
 Shares issued in reinvestment of
  distributions ............................              238,545             2,856,037               144,773             1,627,857
 Shares redeemed ...........................           (1,229,350)          (14,717,283)             (516,151)           (5,802,593)
                                                      -----------------------------------------------------------------------------
 Net increase (decrease) ...................              761,612          $  9,128,192               840,875          $  9,449,791
                                                      =============================================================================
Year ended February 28, 2006
 Shares sold ...............................            4,192,789          $ 50,855,277             2,333,857          $ 26,554,238
 Shares issued in reinvestment of
  distributions ............................              405,266             4,918,550               242,063             2,757,028
Shares redeemed ............................           (1,631,050)          (19,764,510)           (1,211,728)          (13,783,274)
                                                      -----------------------------------------------------------------------------
Net increase (decrease) ....................            2,967,005          $ 36,009,317             1,364,192          $ 15,527,992
                                                      =============================================================================


                                                         Semiannual Report | 153

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      -------------------------------
                                                              FRANKLIN GEORGIA
                                                            TAX-FREE INCOME FUND
                                                      -------------------------------
                                                         SHARES             AMOUNT
                                                      -------------------------------
CLASS C SHARES:
Six months ended August 31, 2006
 Shares sold ...............................              520,052       $  6,282,421
 Shares issued in reinvestment of
  distributions ............................               39,220            473,794
 Shares redeemed ...........................             (263,451)        (3,181,848)
                                                      ------------------------------
 Net increase (decrease) ...................              295,821       $  3,574,367
                                                      ==============================
Year ended February 28, 2006
 Shares sold ...............................            1,015,401       $ 12,422,685
 Shares issued in reinvestment of
  distributions ............................               69,774            854,251
 Shares redeemed ...........................             (507,865)        (6,209,337)
                                                      ------------------------------
 Net increase (decrease) ...................              577,310       $  7,067,599
                                                      ==============================

                                                      ----------------------------------------------------------------
                                                              FRANKLIN LOUISIANA                FRANKLIN MARYLAND
                                                             TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                      ----------------------------------------------------------------
                                                          SHARES           AMOUNT           SHARES           AMOUNT
                                                      ----------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
 Shares sold ...............................            1,830,308       $ 20,862,436       3,888,899      $ 45,199,416
 Shares issued in reinvestment of
  distributions ............................              239,729          2,735,290         441,350         5,129,428
 Shares redeemed ...........................             (998,856)       (11,374,522)     (2,304,929)      (26,774,821)
                                                      ----------------------------------------------------------------
 Net increase (decrease) ...................            1,071,181       $ 12,223,204       2,025,320      $ 23,554,023
                                                      ================================================================
Year ended February 28, 2006
 Shares sold ...............................            3,013,388       $ 34,984,276       5,677,853      $ 66,876,033
 Shares issued in reinvestment of
  distributions ............................              408,949          4,739,329         773,603         9,117,121
 Shares redeemed ...........................           (3,226,243)       (37,329,731)     (3,312,936)      (39,002,289)
                                                      ----------------------------------------------------------------
 Net increase (decrease) ...................              196,094       $  2,393,874       3,138,520      $ 36,990,865
                                                      ================================================================
CLASS C SHARES:
Six months ended August 31, 2006
 Shares sold ...............................              279,089       $  3,220,856         918,823      $ 10,802,561
 Shares issued in reinvestment of
  distributions ............................               23,442            270,062          61,579           724,300
 Shares redeemed ...........................             (224,718)        (2,582,615)       (444,780)       (5,232,328)
                                                      ----------------------------------------------------------------
 Net increase (decrease) ...................               77,813       $    908,303         535,622      $  6,294,533
                                                      ================================================================
Year ended February 28, 2006
 Shares sold ...............................              724,210       $  8,486,486       1,470,548      $ 17,526,394
 Shares issued in reinvestment of
  distributions ............................               37,798            442,071         101,017         1,204,156
 Shares redeemed ...........................             (385,666)        (4,495,738)       (648,937)       (7,732,443)
                                                      ----------------------------------------------------------------
 Net increase (decrease) ...................              376,342       $  4,432,819         922,628      $ 10,998,107
                                                      ================================================================


154 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ----------------------------------------------------------------------
                                                              FRANKLIN MISSOURI                  FRANKLIN NORTH CAROLINA
                                                             TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                      ----------------------------------------------------------------------
                                                         SHARES               AMOUNT          SHARES               AMOUNT
                                                      ----------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
 Shares sold ...............................            3,970,822         $  48,200,142      7,134,199         $  86,876,485
 Shares issued in reinvestment of
  distributions ............................              600,240             7,282,385        583,683             7,099,049
 Shares redeemed ...........................           (2,758,222)          (33,423,730)    (2,938,704)          (35,733,545)
                                                      ----------------------------------------------------------------------
 Net increase (decrease) ...................            1,812,840         $  22,058,797      4,779,178         $  58,241,989
                                                      ======================================================================
Year ended February 28, 2006
 Shares sold ...............................            7,083,235         $  87,219,423      9,992,315         $ 123,133,371
 Shares issued in reinvestment of
  distributions ............................            1,055,017            12,988,801        960,208            11,833,691
 Shares redeemed ...........................           (4,373,599)          (53,815,960)    (4,219,113)          (51,921,158)
                                                      ----------------------------------------------------------------------
 Net increase (decrease) ...................            3,764,653         $  46,392,264      6,733,410         $  83,045,904
                                                      ======================================================================
CLASS C SHARES:
Six months ended August 31, 2006
 Shares sold ...............................              438,119         $   5,346,011      1,247,497         $  15,333,947
 Shares issued in reinvestment of
  distributions ............................               64,237               784,007         94,096             1,155,880
 Shares redeemed ...........................             (606,846)           (7,402,911)      (691,628)           (8,494,565)
                                                      ----------------------------------------------------------------------
 Net increase (decrease) ...................             (104,490)        $  (1,272,893)       649,965         $   7,995,262
                                                      ======================================================================
Year ended February 28, 2006
 Shares sold ...............................            1,113,723         $  13,796,171      2,261,283         $  28,146,681
 Shares issued in reinvestment of
  distributions ............................              123,225             1,525,828        157,244             1,957,013
 Shares redeemed ...........................             (556,905)           (6,890,213)    (1,081,626)          (13,460,266)
                                                      ----------------------------------------------------------------------
 Net increase (decrease) ...................              680,043         $   8,431,786      1,336,901         $  16,643,428
                                                      ======================================================================

                                                      ---------------------------------
                                                              FRANKLIN VIRGINIA
                                                             TAX-FREE INCOME FUND
                                                      ---------------------------------
                                                         SHARES               AMOUNT
                                                      ---------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
 Shares sold ...............................            3,727,277         $  43,634,236
 Shares issued in reinvestment of
  distributions ............................              534,050             6,252,517
 Shares redeemed ...........................           (3,490,689)          (40,840,025)
                                                      ---------------------------------
 Net increase (decrease) ...................              770,638         $   9,046,728
                                                      =================================
Year ended February 28, 2006
 Shares sold ...............................            6,013,498         $  71,413,227
 Shares issued in reinvestment of
  distributions ............................              967,950            11,496,122
 Shares redeemed ...........................           (3,809,732)          (45,216,114)
                                                      ---------------------------------
 Net increase (decrease) ...................            3,171,716         $  37,693,235
                                                      =================================


                                                         Semiannual Report | 155

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 ------------------------------
                                                        FRANKLIN VIRGINIA
                                                       TAX-FREE INCOME FUND
                                                 ------------------------------
                                                    SHARES             AMOUNT
                                                 ------------------------------
CLASS C SHARES:
Six months ended August 31, 2006
 Shares sold ...........................            551,829        $  6,519,300
 Shares issued in reinvestment of
  distributions ........................             54,995             650,300
 Shares redeemed .......................           (374,802)         (4,433,402)
                                                 ------------------------------
 Net increase (decrease) ...............            232,022        $  2,736,198
                                                 ==============================
Year ended February 28, 2006
 Shares sold ...........................          1,182,646        $ 14,184,278
 Shares issued in reinvestment of
  distributions ........................             96,582           1,157,963
 Shares redeemed .......................           (608,289)         (7,289,479)
                                                 ------------------------------
 Net increase (decrease) ...............            670,939        $  8,052,762
                                                 ==============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
      0.625%             Up to and including $100 million
      0.500%             Over $100 million, up to and including $250 million
      0.450%             Over $250 million, up to and including $10 billion
      0.440%             Over $10 billion, up to and including $12.5 billion
      0.420%             Over $12.5 billion, up to and including $15 billion
      0.400%             Over $15 billion, up to and including $17.5 billion
      0.380%             Over $17.5 billion, up to and including $20 billion
      0.360%             In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.


156 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to 0.10% per year of its average daily net assets. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

                            ----------------------------------------------------
                               FRANKLIN            FRANKLIN            FRANKLIN
                                ALABAMA             FLORIDA            GEORGIA
                               TAX-FREE            TAX-FREE            TAX-FREE
                              INCOME FUND         INCOME FUND        INCOME FUND
                            ----------------------------------------------------
Class B .................          --                0.65%                 --
Class C .................        0.65%               0.65%               0.65%

                            ----------------------------------------------------
                               FRANKLIN            FRANKLIN            FRANKLIN
                               LOUISIANA           MARYLAND            MISSOURI
                               TAX-FREE            TAX-FREE            TAX-FREE
                              INCOME FUND         INCOME FUND        INCOME FUND
                            ----------------------------------------------------
Class C .................        0.65%               0.65%               0.65%

                            ----------------------------------
                               FRANKLIN            FRANKLIN
                            NORTH CAROLINA         VIRGINIA
                               TAX-FREE            TAX-FREE
                              INCOME FUND         INCOME FUND
                            ----------------------------------
Class C .................        0.65%               0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                         -------------------------------------------
                                                           FRANKLIN       FRANKLIN        FRANKLIN
                                                           ALABAMA        FLORIDA          GEORGIA
                                                           TAX-FREE      TAX-FREE         TAX-FREE
                                                         INCOME FUND    INCOME FUND      INCOME FUND
                                                         -------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers .........................      $38,505       $162,819          $47,182
Contingent deferred sales charges retained ...........      $   101       $ 92,901          $5,684


                                                         Semiannual Report | 157

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS (CONTINUED)

                                                        -----------------------------------------------
                                                          FRANKLIN         FRANKLIN          FRANKLIN
                                                          KENTUCKY         LOUISIANA         MARYLAND
                                                          TAX-FREE         TAX-FREE          TAX-FREE
                                                        INCOME FUND       INCOME FUND      INCOME FUND
                                                        -----------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers .......................      $ 31,205          $ 51,468         $ 95,499
Contingent deferred sales charges retained .........      $     --          $  4,476         $  8,969

                                                        -----------------------------------------------
                                                         FRANKLIN          FRANKLIN          FRANKLIN
                                                         MISSOURI        NORTH CAROLINA      VIRGINIA
                                                         TAX-FREE          TAX-FREE          TAX-FREE
                                                        INCOME FUND       INCOME FUND       INCOME FUND
                                                        -----------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers .......................      $150,635          $174,356         $101,806
Contingent deferred sales charges retained .........      $  9,252          $ 14,487         $ 12,351

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the fol- lowing amounts were retained by Investor Services:

                                                        ------------------------------------------------
                                                          FRANKLIN          FRANKLIN           FRANKLIN
                                                          ALABAMA            FLORIDA           GEORGIA
                                                          TAX-FREE          TAX-FREE           TAX-FREE
                                                        INCOME FUND        INCOME FUND       INCOME FUND
                                                        ------------------------------------------------
Transfer agent fees ................................      $31,003           $165,265           $35,615

                                                        ------------------------------------------------
                                                          FRANKLIN          FRANKLIN           FRANKLIN
                                                          KENTUCKY          LOUISIANA          MARYLAND
                                                          TAX-FREE          TAX-FREE           TAX-FREE
                                                        INCOME FUND        INCOME FUND       INCOME FUND
                                                        ------------------------------------------------
Transfer agent fees ................................      $14,596           $25,499            $68,313

                                                        ------------------------------------------------
                                                          FRANKLIN          FRANKLIN           FRANKLIN
                                                          MISSOURI       NORTH CAROLINA        VIRGINIA
                                                          TAX-FREE          TAX-FREE           TAX-FREE
                                                        INCOME FUND        INCOME FUND       INCOME FUND
                                                        ------------------------------------------------
Transfer agent fees ................................      $90,486           $75,963            $71,916

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees for the Franklin Kentucky Tax-Free Income Fund. Total expenses waived by Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.


158 | Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES

At February 28, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. At February 28, 2006, the capital loss carryforwards were as follows:

                                                            --------------------------------------------------
                                                              FRANKLIN          FRANKLIN           FRANKLIN
                                                              ALABAMA           FLORIDA            GEORGIA
                                                              TAX-FREE          TAX-FREE           TAX-FREE
                                                            INCOME FUND        INCOME FUND        INCOME FUND
                                                            --------------------------------------------------
Capital loss carryforwards expiring in:
 2008 ................................................      $  899,312          $       --          $1,370,476
 2009 ................................................         135,955           2,165,000             833,999
 2010 ................................................       7,179,861             245,369                  --
 2011 ................................................         804,634                  --                  --
 2012 ................................................         195,876                  --             972,862
 2013 ................................................              --                  --             416,353
 2014 ................................................              --                  --              68,078
                                                            --------------------------------------------------
                                                            $9,215,638          $2,410,369          $3,661,768
                                                            ==================================================

                                                            --------------------------------------------------
                                                             FRANKLIN           FRANKLIN            FRANKLIN
                                                             KENTUCKY           LOUISIANA           MARYLAND
                                                             TAX-FREE           TAX-FREE            TAX-FREE
                                                            INCOME FUND        INCOME FUND         INCOME FUND
                                                            --------------------------------------------------
Capital loss carryforwards expiring in:
 2008 ................................................      $  305,529          $  502,431          $       --
 2009 ................................................              --             171,149             614,259
 2010 ................................................         413,791                  --             119,821
 2012 ................................................       1,264,854           1,281,282                  --
 2013 ................................................         253,770             240,220             727,384
 2014 ................................................          65,408                  --                  --
                                                            --------------------------------------------------
                                                            $2,303,352          $2,195,082          $1,461,464
                                                            ==================================================

                                                            --------------------------------------------------
                                                             FRANKLIN            FRANKLIN            FRANKLIN
                                                             MISSOURI         NORTH CAROLINA         VIRGINIA
                                                             TAX-FREE            TAX-FREE            TAX-FREE
                                                            INCOME FUND        INCOME FUND         INCOME FUND
                                                            --------------------------------------------------
Capital loss carryforwards expiring in:
 2008 ................................................      $       --          $       --          $1,873,452
 2009 ................................................         955,836           2,030,203           1,407,973
 2010 ................................................              --                  --           1,188,255
 2011 ................................................         316,094                  --                  --
 2012 ................................................       1,619,914             335,790           1,236,561
 2013 ................................................       1,384,535                  --                  --
                                                            --------------------------------------------------
                                                            $4,276,379          $2,365,993          $5,706,241
                                                            ==================================================


                                                         Semiannual Report | 159

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2006, the Franklin Florida Tax-Free Income Fund, the Franklin Georgia Tax-Free Income Fund and the Franklin Louisiana Tax-Free Income Fund deferred realized capital losses of $19,563, $24,968 and $65,513, respectively.

At August 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                    --------------------------------------------------
                                                                      FRANKLIN           FRANKLIN          FRANKLIN
                                                                       ALABAMA           FLORIDA           GEORGIA
                                                                      TAX-FREE           TAX-FREE          TAX-FREE
                                                                     INCOME FUND       INCOME FUND        INCOME FUND
                                                                    --------------------------------------------------
Cost of investments .....................................           $257,167,209      $1,591,697,552      $245,888,453
                                                                    ==================================================
Unrealized appreciation .................................           $ 12,525,784      $ 106,718,305       $ 12,922,410
Unrealized depreciation .................................                 (5,966)           (93,295)          (236,679)
                                                                    --------------------------------------------------
Net unrealized appreciation (depreciation) ..............           $ 12,519,818      $ 106,625,010       $ 12,685,731
                                                                    ==================================================

                                                                    --------------------------------------------------
                                                                      FRANKLIN           FRANKLIN            FRANKLIN
                                                                      KENTUCKY          LOUISIANA            MARYLAND
                                                                      TAX-FREE           TAX-FREE            TAX-FREE
                                                                     INCOME FUND       INCOME FUND         INCOME FUND
                                                                    --------------------------------------------------
Cost of investments .....................................           $129,880,951      $ 212,245,142       $440,605,193
                                                                    ==================================================
Unrealized appreciation .................................           $  5,603,998      $   9,558,785       $ 17,621,875
Unrealized depreciation .................................                (24,418)           (57,876)           (32,461)
                                                                    --------------------------------------------------
Net unrealized appreciation (depreciation) ..............           $  5,579,580      $   9,500,909       $ 17,589,414
                                                                    ==================================================

                                                                    --------------------------------------------------
                                                                      FRANKLIN           FRANKLIN           FRANKLIN
                                                                      MISSOURI        NORTH CAROLINA        VIRGINIA
                                                                      TAX-FREE           TAX-FREE           TAX-FREE
                                                                     INCOME FUND       INCOME FUND        INCOME FUND
                                                                    --------------------------------------------------
Cost of investments .....................................           $611,894,516      $ 643,172,280       $504,813,745
                                                                    ==================================================
Unrealized appreciation .................................           $ 29,915,137      $  28,256,970       $ 24,899,981
Unrealized depreciation .................................               (334,805)          (148,512)          (158,534)
                                                                    --------------------------------------------------
Net unrealized appreciation (depreciation) ..............           $ 29,580,332      $  28,108,458       $ 24,741,447
                                                                    ==================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.


160 | Semiannual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2006, were as follows:

                                                  ---------------------------------------------------
                                                     FRANKLIN           FRANKLIN           FRANKLIN
                                                     ALABAMA            FLORIDA             GEORGIA
                                                     TAX-FREE           TAX-FREE           TAX-FREE
                                                   INCOME FUND        INCOME FUND         INCOME FUND
                                                  ---------------------------------------------------
Purchases ................................        $ 12,734,197        $ 92,112,794       $ 19,750,070
Sales ....................................        $ 14,064,655        $115,051,104       $  6,156,619

                                                  ---------------------------------------------------
                                                    FRANKLIN            FRANKLIN           FRANKLIN
                                                    KENTUCKY           LOUISIANA           MARYLAND
                                                    TAX-FREE            TAX-FREE           TAX-FREE
                                                  INCOME FUND         INCOME FUND        INCOME FUND
                                                  ---------------------------------------------------
Purchases ................................        $  7,547,511        $ 18,910,691       $ 44,733,755
Sales ....................................        $  2,330,000        $  5,282,770       $ 20,015,595

                                                  ---------------------------------------------------
                                                   FRANKLIN             FRANKLIN          FRANKLIN
                                                    MISSOURI        NORTH CAROLINA        VIRGINIA
                                                    TAX-FREE            TAX-FREE          TAX-FREE
                                                  INCOME FUND         INCOME FUND        INCOME FUND
                                                  ---------------------------------------------------
Purchases ................................        $112,750,150        $122,675,847       $ 31,751,471
Sales ....................................        $ 91,972,941        $ 49,337,570       $ 17,586,891

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and


                                                         Semiannual Report | 161

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


162 | Semiannual Report

Franklin Tax-Free Trust

8. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.


                                                         Semiannual Report | 163

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


164 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


07/06                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 S2006 10/06





                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                            AUGUST 31, 2006
--------------------------------------------------------------------------------

                                              Franklin Arizona
                                              Tax-Free Income Fund

                                              Franklin Colorado
                                              Tax-Free Income Fund

                                              Franklin Connecticut
                                              Tax-Free Income Fund

                                              Franklin Double
                                              Tax-Free Income Fund

                                              Franklin Federal
                                              Intermediate-Term
                                              Tax-Free Income Fund

                                              Franklin Federal
                                              Limited-Term
                                              Tax-Free Income Fund

                                              Franklin High Yield
                                              Tax-Free Income Fund

                                              Franklin New Jersey
                                              Tax-Free Income Fund

                                              Franklin Oregon
                                              Tax-Free Income Fund

                                              Franklin Pennsylvania
                                              Tax-Free Income Fund

--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER           TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?

                 FRANKLIN TAX-FREE TRUST
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                     FRANKLIN  o  Templeton  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ....................................................     1

SPECIAL FEATURE:

Understanding Interest Rates ..........................................     4

SEMIANNUAL REPORT

Municipal Bond Market Overview ........................................     7

Investment Strategy and Manager's Discussion ..........................     9

Franklin Arizona Tax-Free Income Fund .................................    10

Franklin Colorado Tax-Free Income Fund ................................    18

Franklin Connecticut Tax-Free Income Fund .............................    26

Franklin Double Tax-Free Income Fund ..................................    33

Franklin Federal Intermediate-Term Tax-Free Income Fund ...............    40

Franklin Federal Limited-Term Tax-Free Income Fund ....................    46

Franklin High Yield Tax-Free Income Fund ..............................    52

Franklin New Jersey Tax-Free Income Fund ..............................    60

Franklin Oregon Tax-Free Income Fund ..................................    68

Franklin Pennsylvania Tax-Free Income Fund ............................    75

Financial Highlights and Statements of Investments ....................    83

Financial Statements ..................................................   185

Notes to Financial Statements .........................................   198

Shareholder Information ...............................................   215

--------------------------------------------------------------------------------

Semiannual Report

Municipal Bond Market Overview

For the six-month period ended August 31, 2006, the municipal bond market performed comparatively well as the fixed income markets continued to face moderate inflation expectations, mixed economic releases, volatile oil prices, concerns about the dollar, and geopolitical instability. Municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds over the six-month period. The Lehman Brothers Municipal Bond Index returned +2.02% for the period, while the Lehman Brothers U.S. Treasury Index returned +1.55%. 1

During the period, the Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.50% to 5.25%. On August 8, 2006, the Fed left the 5.25% rate unchanged, citing moderate economic growth, a gradually cooling housing market, and the lagging effect of prior tightening. The Fed stated that some inflation risk may remain and the extent and timing of any additional interest rate hikes will depend upon incoming data on inflation and economic growth.

Over the reporting period, interest rates across the Treasury yield curve (the spread between short-term and long-term yields) moved higher. Short-term yields increased as the Fed followed its tightening policy. The municipal yield curve flattened over the reporting period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield rose 11 basis points and the 10-year yield was unchanged, while the 30-year yield fell 5 basis points during the period. 2 Consequently, long-maturity municipal bonds continued to perform comparatively well.

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers had been refunding higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result of generally higher interest rates, refunding activity declined substantially in 2006. So far in 2006, overall supply has been approximately

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

2.    Source: Thomson Financial.


                                                           Semiannual Report | 7

16% lighter than in 2005. 3 Demand for municipal bonds remained strong over the first half of the Funds' fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. This broad base of buyers and tight bond supply supported the municipal bond market.

3.    Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Semiannual Report

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 13 years for the intermediate-term fund, and 5 years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 9

Franklin Arizona Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .............................   56.1%
AA ..............................   10.1%
A ...............................    6.1%
BBB .............................   25.0%
Not Rated by S&P ................    2.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. below

**    Does not include short-term investments and other net assets.

RATINGS                MOODY'S      INTERNAL
AAA or Aaa                1.4%          0.2%
AA or Aa                  0.2%           --
A                         0.5%           --
BBB or Baa                0.2%          0.2%
--------------------------------------------
Total                     2.3%          0.4%

--------------------------------------------------------------------------------

This semiannual report for Franklin Arizona Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $11.09 on February 28, 2006, to $11.04 on August 31, 2006. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 86.


10 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Arizona Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                     DIVIDEND PER SHARE
                                            ------------------------------------
MONTH                                         CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
March                                       3.94 cents   3.43 cents   3.42 cents
--------------------------------------------------------------------------------
April                                       3.94 cents   3.43 cents   3.42 cents
--------------------------------------------------------------------------------
May                                         3.94 cents   3.43 cents   3.42 cents
--------------------------------------------------------------------------------
June                                        3.94 cents   3.44 cents   3.43 cents
--------------------------------------------------------------------------------
July                                        3.94 cents   3.44 cents   3.43 cents
--------------------------------------------------------------------------------
August                                      3.94 cents   3.44 cents   3.43 cents
--------------------------------------------------------------------------------

Fund's Class A shares paid dividends totaling 24.17 cents per share for the same period. 2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.10%, based on an annualization of the current 3.94 cent per share dividend and the maximum offering price of $11.53 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Arizona personal income tax bracket of 38.28% would need to earn a distribution rate of 6.64% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

Arizona is the nation's second-fastest growing state, behind Nevada, in terms of population. This expansion, more than 50% since 1990, has been driven by relatively cheap housing and land costs, as well as notable employment growth in high-technology manufacturing. 3 The state's expanding and diverse economy now includes a balanced mix of services, trade, finance, insurance, real estate and manufacturing. This widening economic scope has also reinvigorated employment and personal income growth trends following slower and flat performance in recent years. In August 2006, Arizona's 3.6% unemployment rate was well below the 4.7% national average. 4

The influx of new residents, economic improvement and rising income levels allowed Arizona's revenues to improve considerably. Fiscal year 2006 revenues were $1.31 billion, or 16.5% more than those of fiscal year 2005. Preliminary

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Standard & Poor's, "State Review: Arizona," RATINGSDIRECT,
      12/1/05.

4.    Source: Bureau of Labor Statistics.


                                                          Semiannual Report | 11

PORTFOLIO BREAKDOWN
Franklin Arizona Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                18.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     16.6%
--------------------------------------------------------------------------------
Utilities                                                                  14.8%
--------------------------------------------------------------------------------
Other Revenue                                                              11.5%
--------------------------------------------------------------------------------
Higher Education                                                           10.0%
--------------------------------------------------------------------------------
General Obligation                                                          9.2%
--------------------------------------------------------------------------------
Tax-Supported                                                               7.6%
--------------------------------------------------------------------------------
Transportation                                                              6.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        3.6%
--------------------------------------------------------------------------------
Housing                                                                     1.5%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.2%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets. May not equal 100% due to rounding.

June general fund revenue collections were $1.08 billion, an increase of 12.9% from June 2005. 5 All major tax categories, including sales, individual income and corporate income, delivered double-digit increases. A strong real estate market, high levels of capital gains and dividends, and corporate and small business profitability contributed to the growth.

In accordance with the Arizona constitution, the state cannot issue general obligation bonds, resulting in relatively low debt levels. Nonetheless, the state increased debt issuance for fiscal year 2006, designed to fund a multitude of projects such as industrial development, state office and prison facilities, and school construction and special education programs. Although the new issuance added to the state's debt load, debt ratios remained moderate.

According to independent credit rating agency Standard & Poor's (S&P), Arizona's credit outlook is stable, which reflects improved economic indicators and financial results. 6 S&P expects the state to continue rebuilding its financial position.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

5. Source: www.azleg.gov/jlbc/monthlyhighlights.htm, "Arizona: Monthly Fiscal Highlights," 7/06.

6.    This does not indicate S&P's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FTAZX)                              CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.05    $11.04    $11.09
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                            $0.2417
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBAZX)                              CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.05    $11.10    $11.15
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                            $0.2108
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FAZIX)                              CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.05    $11.15    $11.20
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                            $0.2102
--------------------------------------------------------------------------------


                                                          Semiannual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +1.77%           +2.83%   +26.10%        +66.75%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  -2.54%           -1.56%    +3.84%         +4.79%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                              -0.13%    +4.09%         +4.71%
-------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                  4.10%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5               6.64%
-------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                          3.64%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                           5.90%
-------------------------------------------------------------------------------------------------------
CLASS B                                       6-MONTH           1-YEAR    5-YEAR   INCEPTION (2/1/00)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +1.47%           +2.26%   +22.77%        +43.26%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  -2.51%           -1.68%    +3.85%         +5.61%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                              -0.20%    +4.12%         +5.66%
-------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                  3.73%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5               6.04%
-------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                          3.26%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                           5.28%
-------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +1.46%           +2.24%   +22.77%        +58.06%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  +0.47%           +1.25%    +4.19%         +4.68%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                              +2.86%    +4.46%         +4.62%
-------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                  3.71%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5               6.01%
-------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                          3.27%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                           5.30%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Arizona personal income tax rate of 38.28%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 15

Your Fund's Expenses

FRANKLIN ARIZONA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 3/1/06      VALUE 8/31/06   PERIOD* 3/1/06-8/31/06
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,017.70             $3.20
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,022.03             $3.21
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,014.70             $5.99
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.31             $6.01
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,014.60             $5.99
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.26             $6.01
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.63%; B: 1.18%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 17

Franklin Colorado Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .............................   65.6%
AA ..............................    8.3%
A ...............................    5.9%
BBB .............................    6.5%
Not Rated by S&P ................   13.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS        MOODY'S     FITCH     INTERNAL
AAA or Aaa        8.0%       --           --
AA or Aa          0.4%       --          0.1%
A                 2.6%      0.1%          --
BBB or Baa        1.6%      0.9%          --
---------------------------------------------
Total            12.6%      1.0%         0.1%

--------------------------------------------------------------------------------

This semiannual report for Franklin Colorado Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $12.03 on February 28, 2006, to $11.98 on August 31, 2006. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 94.


18 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Colorado Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                                                    ----------------------------
MONTH                                                 CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                               4.40 cents        3.84 cents
--------------------------------------------------------------------------------
April                                               4.40 cents        3.84 cents
--------------------------------------------------------------------------------
May                                                 4.40 cents        3.84 cents
--------------------------------------------------------------------------------
June                                                4.36 cents        3.82 cents
--------------------------------------------------------------------------------
July                                                4.36 cents        3.82 cents
--------------------------------------------------------------------------------
August                                              4.36 cents        3.82 cents
--------------------------------------------------------------------------------

Fund's Class A shares paid dividends totaling 26.86 cents per share for the same period. 2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.18%, based on an annualization of the current 4.36 cent per share dividend and the maximum offering price of $12.51 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Colorado's growing population and workforce are well supported by a healthy and diverse economy, subsequent employment and personal income growth, and relatively low costs of living and doing business. The professional and business services sector was especially strong, generating employment growth of 3.5% to 4.0% over the past two years, and the state's telecommunications

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                          Semiannual Report | 19

PORTFOLIO BREAKDOWN
Franklin Colorado Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                  16.6%
--------------------------------------------------------------------------------
Prerefunded                                                                14.5%
--------------------------------------------------------------------------------
Transportation                                                             14.0%
--------------------------------------------------------------------------------
General Obligation                                                         12.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.1%
--------------------------------------------------------------------------------
Higher Education                                                            9.3%
--------------------------------------------------------------------------------
Tax-Supported                                                               8.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.1%
--------------------------------------------------------------------------------
Housing                                                                     4.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.0%
--------------------------------------------------------------------------------
Other Revenue                                                               0.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

and high-technology industries have recovered from prior softness. 3 Colorado is a wealthy state with per-capita income levels around 108% of the U.S. average. 3 Unemployment, at 4.8% in August 2006, was just slightly above the 4.7% national jobless rate. 4

State tax revenues have recovered substantially, with personal income tax receipts expected to be up about 15% in fiscal year 2006 compared with fiscal year 2004, while sales and use taxes are expected to rise about 9%. 3 The state's fiscal condition over the next several years will also benefit from voters' approval of Referendum C, which suspended the state constitution's spending limit through 2010. Without this greater budget flexibility to retain and spend additional revenues, Colorado would have been faced with substantial tax refund requirements and associated budget cuts because prior spending limit calculations were based on the amount of state revenues collected at a recessionary low point in fiscal year 2003.

Constitutional prohibitions on general obligation debt have resulted in very low debt levels. State tax-supported debt, consisting entirely of general fund lease obligations, was about $369 million or $80 per capita. 5 Although state debt issuance is expected to remain low, large transportation needs and deferred capital maintenance funding left over from Colorado's recent economic difficulties could increase the state's interest in issuing additional lease obligation financing.

According to independent credit rating agency Standard & Poor's, Colorado's general credit outlook is stable, which reflects a favorable trend of economic recovery, low debt burden, and the absence of spending limit concerns for the next four years. 6

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

3.    Source: Moody's Investors Service, "New Issue: Colorado (State of),"
      2/6/06.

4.    Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Colorado; Appropriation, Appropriations," RATINGSDIRECT, 2/1/06.

6.    This does not indicate Standard & Poor's rating of the Fund.


20 | Semiannual Report

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 21

Performance Summary as of 8/31/06

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRCOX)                       CHANGE      8/31/06     2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.05       $11.98      $12.03
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.2686
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCOIX)                       CHANGE      8/31/06     2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.06       $12.06      $12.12
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.2349
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH         1-YEAR        5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +1.86%         +3.05%       +25.75%       +70.87%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -2.44%         -1.34%       +3.79%         +5.05%
----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                         -0.01%       +4.08%         +4.97%
----------------------------------------------------------------------------------------------------
   Distribution Rate 4                              4.18%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.74%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.62%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.84%
----------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH         1-YEAR        5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +1.47%         +2.46%       +22.27%       +61.77%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +0.48%         +1.48%       +4.10%         +4.93%
----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                         +2.88%       +4.44%         +4.87%
----------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.80%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.13%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.24%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.23%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 23

Your Fund's Expenses

FRANKLIN COLORADO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


24 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06       VALUE 8/31/06    PERIOD* 3/1/06-8/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,081.60             $3.41
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,021.83             $3.41
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,041.70             $6.20
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.06             $6.21
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 25

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .............................   55.1%
AA ..............................   17.5%
A ...............................    3.8%
BBB .............................   14.0%
Below Investment Grade ..........    3.5%
Not Rated by S&P ................    6.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                       MOODY'S   FITCH
AAA or Aaa                                       4.2%     --
BBB or Baa                                       0.3%    0.3%
Below Investment Grade                           1.3%     --
-------------------------------------------------------------
Total                                            5.8%    0.3%

--------------------------------------------------------------------------------

This semiannual report for Franklin Connecticut Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.10 on February 28, 2006, to $11.06 on August 31, 2006. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 101.


26 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Connecticut Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                   CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                                  3.92 cents     3.40 cents
--------------------------------------------------------------------------------
April                                                  3.92 cents     3.40 cents
--------------------------------------------------------------------------------
May                                                    3.92 cents     3.40 cents
--------------------------------------------------------------------------------
June                                                   3.92 cents     3.41 cents
--------------------------------------------------------------------------------
July                                                   3.92 cents     3.41 cents
--------------------------------------------------------------------------------
August                                                 3.92 cents     3.41 cents
--------------------------------------------------------------------------------

Fund's Class A shares paid dividends totaling 23.90 cents per share for the same period. 2 The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.02%, based on an annualization of the current 3.87 cent per share dividend and the maximum offering price of $11.55 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Connecticut personal income tax bracket of 38.25% would need to earn a distribution rate of 6.51% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Connecticut's economy is highly developed and urbanized with a population exhibiting high wealth and income levels. Although the state's economy showed signs of recovery, job creation lagged the nation and remained well below its pre-recession peak. The leisure, hospitality, education and health sectors led job growth while manufacturing and business and professional services stabilized. The financial services industry showed few job gains partly due to insurance industry consolidation. As of August 2006, state unemployment was 4.5%, compared with the 4.7% national rate. 3

Recent economic recovery contributed to Connecticut's improving financial operations. Fiscal year 2006 exhibited strong tax revenue growth. While sales and use taxes slightly underperformed, personal and corporate taxes strongly

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


                                                          Semiannual Report | 27

PORTFOLIO BREAKDOWN
Franklin Connecticut Tax-Free Income Fund 8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Higher Education                                                           21.5%
--------------------------------------------------------------------------------
Utilities                                                                  21.5%
--------------------------------------------------------------------------------
Prerefunded                                                                15.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     15.8%
--------------------------------------------------------------------------------
Other Revenue                                                               8.7%
--------------------------------------------------------------------------------
General Obligation                                                          8.5%
--------------------------------------------------------------------------------
Housing                                                                     3.5%
--------------------------------------------------------------------------------
Transportation                                                              2.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        1.1%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

outperformed budgeted revenue. As of April 30, 2006, the state projected that the general fund could end the current fiscal year with a $304 million surplus after taking mid-term budget adjustments into account. 4 The state also made significant progress in balancing revenues and expenditures, resulting in rising reserve levels. However, Connecticut could face additional spending pressures from large accrued, unfunded pension liabilities.

Connecticut's debt ratios are among the highest of the fifty states. Net tax-supported debt equaled 8.0% of total state personal income and debt per capita equaled $3,624, ratios that rank third and second in the nation. 5 However, these high debt levels are mitigated by the state's very high wealth levels and above-average debt retirement.

Independent credit rating agency Moody's Investors Service assigned the state's general obligation bonds an Aa3 rating with a stable outlook, reflecting the state's improving revenue trends, progress toward replenishing reserves and the agency's expectation that Connecticut will make appropriate adjustments as needed to restore structural balance. 6

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Source: Standard & Poor's, "Connecticut; General Obligation," RATINGSDIRECT, 6/12/06.

5.    Source: Moody's Investors Service, "New Issue: Connecticut (State of),"
      6/7/06.

6.    This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FXCTX)                               CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.04    $11.06    $11.10
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                             $0.2390
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCTIX)                               CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.04    $11.11    $11.15
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                             $0.2076
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------
CLASS A                                      6-MONTH           1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.83%           +2.92%   +26.21%   +67.11%
-----------------------------------------------------------------------------------------
Average Annual Total Return 2                 -2.48%           -1.48%    +3.85%    +4.81%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                             -0.14%    +4.14%    +4.77%
-----------------------------------------------------------------------------------------
   Distribution Rate 4                                 4.02%
-----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5              6.51%
-----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                         3.55%
-----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                          5.75%
-----------------------------------------------------------------------------------------
CLASS C                                      6-MONTH           1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.53%           +2.34%   +22.76%   +58.29%
-----------------------------------------------------------------------------------------
Average Annual Total Return 2                 +0.54%           +1.35%    +4.19%    +4.70%
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                             +2.59%    +4.46%    +4.65%
-----------------------------------------------------------------------------------------
   Distribution Rate 4                                 3.64%
-----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5              5.89%
-----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                         3.17%
-----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                          5.13%
-----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 29

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Connecticut personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


30 | Semiannual Report

Your Fund's Expenses

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 31

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06       VALUE 8/31/06   PERIOD* 3/1/06-8/31/06
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,018.30              $3.56
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.68              $3.57
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,015.30              $6.35
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.90              $6.36
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


32 | Semiannual Report

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and personal income taxes of all 50 U.S. states as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. The Fund invests primarily in debt securities issued by U.S territories such as Puerto Rico. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                              % OF TOTAL
RATINGS                                                 LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                              47.0%
--------------------------------------------------------------------------------
AA                                                                5.8%
--------------------------------------------------------------------------------
A                                                                 0.8%
--------------------------------------------------------------------------------
BBB                                                              40.7%
--------------------------------------------------------------------------------
Below Investment Grade                                            0.6%
--------------------------------------------------------------------------------
Not Rated by S&P                                                  5.1%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS               MOODY'S   FITCH   INTERNAL
AAA or Aaa                --      --        0.6%
BBB or Baa               2.4%    1.2%       0.9%
------------------------------------------------
Total                    2.4%    1.2%       1.5%

--------------------------------------------------------------------------------

This semiannual report for Franklin Double Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $11.98 on February 28, 2006, to $11.91 on August 31, 2006. The Fund's Class A shares paid dividends totaling 25.40 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 107.


                                                          Semiannual Report | 33

PORTFOLIO BREAKDOWN
Franklin Double Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                18.3%
--------------------------------------------------------------------------------
Utilities                                                                  16.3%
--------------------------------------------------------------------------------
Transportation                                                             15.8%
--------------------------------------------------------------------------------
General Obligation                                                         10.4%
--------------------------------------------------------------------------------
Other Revenue                                                               9.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        9.2%
--------------------------------------------------------------------------------
Tax-Supported                                                               6.4%
--------------------------------------------------------------------------------
Housing                                                                     5.4%
--------------------------------------------------------------------------------
Higher Education                                                            5.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      3.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS 2
Franklin Double Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                   CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                                  4.14 cents    3.58 cents
--------------------------------------------------------------------------------
April                                                  4.14 cents    3.58 cents
--------------------------------------------------------------------------------
May                                                    4.14 cents    3.58 cents
--------------------------------------------------------------------------------
June                                                   4.14 cents    3.60 cents
--------------------------------------------------------------------------------
July                                                   4.14 cents    3.60 cents
--------------------------------------------------------------------------------
August                                                 4.14 cents    3.60 cents
--------------------------------------------------------------------------------

same period. 2 The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.99%, based on an annualization of the current 4.14 cent per share dividend and the maximum offering price of $12.44 on August 31, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.14% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Franklin Double Tax-Free Income Fund is the only mutual fund of its kind to offer both state and federal income tax exemptions in all 50 states. We do this by investing in U.S. territories such as Puerto Rico, Virgin Islands and Guam, which are free from state personal income taxes in all states and the District of Columbia. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


34 | Semiannual Report

The Fund was well diversified with 89 different positions across 11 different sectors as of August 31, 2006. Issuers represented in the portfolio included Puerto Rico (80.4% of the Fund's total long-term investments), Virgin Islands (14.0%) and Guam (5.6%).

Many mutual funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper also helps to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 35

Performance Summary as of 8/31/06

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FPRTX)                          CHANGE      8/31/06     2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.07       $11.91      $11.98
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.2540
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FPRIX)                          CHANGE      8/31/06     2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.06       $11.95      $12.01
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.2203
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH           1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.57%           +2.62%   +25.83%   +71.54%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                 -2.73%           -1.76%    +3.79%    +5.09%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                             -0.18%    +4.23%    +5.02%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                                 3.99%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5              6.14%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                         3.74%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                          5.75%
-----------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH           1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.37%           +2.05%   +22.45%   +62.26%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +0.37%           +1.07%    +4.13%    +4.96%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                             +2.66%    +4.58%    +4.90%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                                 3.63%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5              5.58%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                         3.35%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                          5.15%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


36 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 37

Your Fund's Expenses

FRANKLIN DOUBLE TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


38 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06       VALUE 8/31/06   PERIOD* 3/1/06-8/31/06
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,015.70              $3.51
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.73              $3.52
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,013.70              $6.29
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $6.31
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 39

Franklin Federal Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of 3 to 10 years.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .............................   65.6%
AA ..............................    7.0%
A ...............................    4.6%
BBB .............................    8.5%
Below Investment Grade ..........    1.3%
Not Rated by S&P ................   13.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                 MOODY'S    FITCH    INTERNAL
AAA or Aaa                10.1%      --         0.4%
AA or Aa                   1.6%      --          --
BBB or Baa                 0.4%     0.5%         --
----------------------------------------------------
Total                     12.1%     0.5%        0.4%

--------------------------------------------------------------------------------

This semiannual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, declined from $11.42 on February 28, 2006, to $11.41 on August 31, 2006. The

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 113.


40 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Federal Intermediate-Term Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
March                                                   3.45 cents   2.91 cents
--------------------------------------------------------------------------------
April                                                   3.45 cents   2.91 cents
--------------------------------------------------------------------------------
May                                                     3.45 cents   2.91 cents
--------------------------------------------------------------------------------
June                                                    3.51 cents   2.99 cents
--------------------------------------------------------------------------------
July                                                    3.51 cents   2.99 cents
--------------------------------------------------------------------------------
August                                                  3.51 cents   2.99 cents
--------------------------------------------------------------------------------


PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         32.9%
--------------------------------------------------------------------------------
Utilities                                                                  19.2%
--------------------------------------------------------------------------------
Prerefunded                                                                 9.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        8.4%
--------------------------------------------------------------------------------
Other Revenue                                                               7.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      6.8%
--------------------------------------------------------------------------------
Transportation                                                              4.6%
--------------------------------------------------------------------------------
Higher Education                                                            4.4%
--------------------------------------------------------------------------------
Tax-Supported                                                               3.8%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.5%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.



Fund's Class A shares paid dividends totaling 21.37 cents per share for the same period. 2 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.61%, based on an annualization of the current 3.51 cent per share dividend and the maximum offering price of $11.67 on August 31, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.55% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 41

Performance Summary as of 8/31/06

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKITX)                               CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01    $11.41    $11.42
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                            $0.2137
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCITX)                               CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01    $11.43    $11.44
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                            $0.1814
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH            1-YEAR   5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +1.82%            +2.29%  +23.33%        +59.81%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -0.45%            -0.04%   +3.81%         +4.56%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                            +1.58%   +3.98%         +4.77%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                               3.61%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5            5.55%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       3.43%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                        5.28%
-------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH            1-YEAR   3-YEAR   INCEPTION (7/1/03)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +1.53%            +1.72%  +11.67%         +8.03%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +0.53%            +0.74%   +3.75%         +2.47%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                            +2.23%   +2.89%         +2.59%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                               3.17%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5            4.88%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       2.96%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                        4.55%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


42 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 43

Your Fund's Expenses

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


44 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06      VALUE 8/31/06    PERIOD* 3/1/06-8/31/06
------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,018.20              $3.46
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.78              $3.47
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,015.30              $6.25
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.00              $6.26
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 45

Franklin Federal Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of five years or less.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Federal Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .............................   57.9%
AA ..............................   10.4%
A ...............................    4.6%
BBB .............................    3.0%
Not Rated by S&P ................   24.1%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                      MOODY'S   INTERNAL
AAA or Aaa                      6.8%      10.6%
AA or Aa                        6.7%        --
-----------------------------------------------
Total                          13.5%      10.6%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Federal Limited-Term Tax-Free Income AAA Fund's semiannual report for the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $9.91 on February 28, 2006, to $9.92 on August 31, 2006. The Fund's

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 124.


46 | Semiannual Report

Class A shares paid dividends totaling 14.25 cents per share for the same period. 2 The Performance Summary beginning on page 48 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.90%. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 4.46% from a taxable investment to match the Fund's Class A tax-free distribution rate.

DIVIDEND DISTRIBUTIONS 2
Franklin Federal Limited-Term
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March                                                                 2.00 cents
--------------------------------------------------------------------------------
April                                                                 2.00 cents
--------------------------------------------------------------------------------
May                                                                   2.45 cents
--------------------------------------------------------------------------------
June                                                                  2.45 cents
--------------------------------------------------------------------------------
July                                                                  2.45 cents
--------------------------------------------------------------------------------
August                                                                2.45 cents
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

PORTFOLIO BREAKDOWN
Franklin Federal Limited-Term
Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         29.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     17.5%
--------------------------------------------------------------------------------
Other Revenue                                                              13.3%
--------------------------------------------------------------------------------
Higher Education                                                           11.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              11.2%
--------------------------------------------------------------------------------
Utilities                                                                   6.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        6.2%
--------------------------------------------------------------------------------
Housing                                                                     2.5%
--------------------------------------------------------------------------------
Transportation                                                              1.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 47

Performance Summary as of 8/31/06

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FFTFX)                                  CHANGE     8/31/06          2/28/06
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$0.01       $9.92            $9.91
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------------------
Dividend Income                             $0.1425
--------------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                 6-MONTH      1-YEAR     INCEPTION (9/2/03)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                +1.55%      +2.02%           +4.74%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                            -0.75%      -0.28%           +0.79%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                   +0.18%           +0.91%
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                       2.90%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 6    4.46%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 7               3.01%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 6                4.63%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


48 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

1. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.31%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 2.45 cent per share current monthly dividend and the maximum offering price of $10.15 on 8/31/06.

6. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 49

YOUR FUND'S EXPENSES

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


50 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                        VALUE 3/1/06       VALUE 8/31/06    PERIOD* 3/1/06-8/31/06
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,015.50             $2.54
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,022.68             $2.55
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 51

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high current yield exempt from federal income tax by investing at least 80% of its total net assets in securities that pay interest free from such tax.1 The Fund currently invests primarily in securities rated BBB/Baa or below (or comparable unrated securities). Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .............................   26.3%
AA ..............................    4.4%
A ...............................    6.6%
BBB .............................   15.0%
Below Investment Grade ..........   15.0%
Not Rated by S&P ................   32.7%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                       MOODY'S   FITCH   INTERNAL
AAA or Aaa                       3.2%     --        1.8%
AA or Aa                         0.2%     --        0.5%
A                                0.2%    0.3%       2.1%
BBB or Baa                       1.3%    0.8%       3.7%
Below Investment Grade           4.1%    1.5%      13.0%
--------------------------------------------------------
Total                            9.0%    2.6%      21.1%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin High Yield Tax-Free Income Fund's semiannual report for the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.83 on February 28, 2006, to $10.88 on August 31, 2006. The

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 131.


52 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin High Yield Tax-Free Income Fund

--------------------------------------------------------------------------------
                                          DIVIDEND PER SHARE
                     -----------------------------------------------------------
MONTH                  CLASS A        CLASS B         CLASS C     ADVISOR CLASS
--------------------------------------------------------------------------------
March                4.38 cents     3.88 cents      3.87 cents      4.46 cents
--------------------------------------------------------------------------------
April                4.38 cents     3.88 cents      3.87 cents      4.46 cents
--------------------------------------------------------------------------------
May                  4.38 cents     3.88 cents      3.87 cents      4.46 cents
--------------------------------------------------------------------------------
June                 4.38 cents     3.88 cents      3.88 cents      4.46 cents
--------------------------------------------------------------------------------
July                 4.38 cents     3.88 cents      3.88 cents      4.46 cents
--------------------------------------------------------------------------------
August               4.38 cents     3.88 cents      3.88 cents      4.46 cents
--------------------------------------------------------------------------------

Fund's Class A shares paid dividends totaling 26.72 cents per share for the same period. 2 The Performance Summary beginning on page 55 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.63% based on an annualization of the current 4.38 cent per share dividend and the maximum offering price of $11.36 on August 31, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 7.12% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

During the six-month review period, spreads between short- and long-term bond yields tightened, and it was a difficult environment for us to find value in credit-driven securities. We believed that investors were not adequately compensated for the added credit risk with such tight spreads. As a result, most of our purchases were in AAA-rated, insured bonds, which raised the Fund's average credit quality to A; the third-highest credit tier.

During the period, the Fund continued to generate high, current tax-free income for its shareholders. However, the Fund's total return performance was partially hindered by its high credit quality portfolio. For the six months under review,

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                          Semiannual Report | 53

PORTFOLIO BREAKDOWN
Franklin High Yield Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                  21.0%
--------------------------------------------------------------------------------
Prerefunded                                                                15.8%
--------------------------------------------------------------------------------
Transportation                                                             15.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     15.3%
--------------------------------------------------------------------------------
Tax-Supported                                                              13.0%
--------------------------------------------------------------------------------
Corporate-Backed                                                            5.6%
--------------------------------------------------------------------------------
Other Revenue                                                               4.9%
--------------------------------------------------------------------------------
General Obligation                                                          3.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        3.1%
--------------------------------------------------------------------------------
Housing                                                                     0.9%
--------------------------------------------------------------------------------
Higher Education                                                            0.6%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets. May not equal 100% due to rounding.

the performance of high-grade bonds trailed that of its lower-quality counterparts. In addition, the Fund's investment in a special facility bond backed by Delta Airlines hindered performance. Delta filed for bankruptcy in September 2005 and at period-end, our analysts continued to monitor the credit.

Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns and we were careful to not overexpose the portfolio to any one credit sector. At period-end, we believed the Fund was well-positioned for a change in yield spreads or interest rates.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


54 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRHIX)                               CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.05    $10.88    $10.83
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                             $0.2672
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FYIBX)                               CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.05    $10.95    $10.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                             $0.2368
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FHYIX)                               CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.04    $10.99    $10.95
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                             $0.2365
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FHYVX)                         CHANGE   8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.04    $10.89    $10.85
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                             $0.2721
--------------------------------------------------------------------------------


                                                          Semiannual Report | 55

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH           1-YEAR    5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +2.98%           +4.09%   +32.34%        +75.09%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -1.39%           -0.36%    +4.85%         +5.30%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                            +1.81%    +5.22%         +5.25%
---------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.63%
---------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             7.12%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        4.13%
---------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         6.35%
---------------------------------------------------------------------------------------------------
CLASS B                                     6-MONTH           1-YEAR    5-YEAR   INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +2.67%           +3.49%   +28.76%        +39.58%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -1.33%           -0.47%    +4.86%         +4.45%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                            +1.73%    +5.22%         +4.50%
---------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.27%
---------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.57%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.78%
---------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.82%
---------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH           1-YEAR    5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +2.57%           +3.47%   +28.62%        +65.75%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +1.57%           +2.48%    +5.16%         +5.18%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                            +4.79%    +5.56%         +5.14%
---------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.26%
---------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.55%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.79%
---------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.83%
---------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                             6-MONTH           1-YEAR    5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +2.93%           +4.00%   +32.23%        +74.96%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +2.93%           +4.00%    +5.75%         +5.75%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                            +6.36%    +6.13%         +5.71%
---------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.93%
---------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             7.58%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        4.63%
---------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         7.12%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


56 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.

7. Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/2/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative total return of Advisor Class shares was +4.31%.


                                                          Semiannual Report | 57

Your Fund's Expenses

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


58 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 3/1/06      VALUE 8/31/06   PERIOD* 3/1/06-8/31/06
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,029.80              $3.17
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.08              $3.16
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,026.70              $5.98
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.31              $5.96
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,025.70              $5.97
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.31              $5.96
------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,029.30              $2.66
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.58              $2.65
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.62%; B: 1.17%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 59

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .............................   71.1%
AA ..............................    1.7%
A ...............................    1.1%
BBB .............................    9.7%
Below Investment Grade ..........    1.1%
Not Rated by S&P ................   15.3%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS               MOODY'S   FITCH   INTERNAL
AAA or Aaa               9.1%     --        0.3%
AA or Aa                 0.5%     --         --
A                        1.6%     --         --
BBB or Baa               3.7%    0.1%        --
------------------------------------------------
Total                   14.9%    0.1%       0.3%

--------------------------------------------------------------------------------

This semiannual report for Franklin New Jersey Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.15 on February 28, 2006, to $12.09 on August 31, 2006. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 160.


60 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin New Jersey Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                          --------------------------------------
MONTH                                      CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
March                                     4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
April                                     4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
May                                       4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
June                                      4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
July                                      4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
August                                    4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------

Fund's Class A shares paid dividends totaling 26.23 cents per share for the same period. 2 The Performance Summary beginning on page 63 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.09% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $12.63 on August 31, 2006. An investor in the 2006 maximum combined effective federal and New Jersey personal income tax bracket of 40.83% would need to earn a distribution rate of 6.91% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

New Jersey's economy continued to grow, albeit at a slower pace than the nation's as its 5.3% unemployment rate exceeded the 4.7% national average. 3 The state's typically strong economy continued to be supported by its large and diverse base and highly skilled workforce. The state benefits from its regional proximity to metropolitan areas such as Philadelphia and New York City. Personal incomes remained above average and are expected to continue to increase. However, an increase in the number of unsold homes on the market suggested a slowdown in the state's housing market.

Faced with structural imbalances for several years, the New Jersey Supreme Court ruled in 2004 that new revenue or cost reductions, not borrowed funds, are required to balance the state budget. The fiscal year 2006 budget complied

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


                                                          Semiannual Report | 61

PORTFOLIO BREAKDOWN
Franklin New Jersey Tax-Free Income Fund 8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Hospital & Health Care                                                     23.8%
--------------------------------------------------------------------------------
Prerefunded                                                                20.4%
--------------------------------------------------------------------------------
Transportation                                                             17.2%
--------------------------------------------------------------------------------
Utilities                                                                   8.5%
--------------------------------------------------------------------------------
General Obligation                                                          8.4%
--------------------------------------------------------------------------------
Higher Education                                                            7.3%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        6.7%
--------------------------------------------------------------------------------
Other Revenue                                                               4.6%
--------------------------------------------------------------------------------
Housing                                                                     1.5%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.2%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets. May not equal 100% due to rounding.

with the ruling, as the state government restructured the budget to keep away from bond issuances and rely less on one-time measures. Spending for education, pension funding and debt service exerted pressure, but the current budget reflected restraint with a below-inflationary increase. Adequate liquidity levels and positive reserves, as well as stronger-than-anticipated tax revenue collections in fiscal year 2006, helped the state take a step in the right direction. Although further budget adjustments might be necessary, New Jersey made significant improvement toward structural budget balance with its adopted fiscal year 2007 budget. Overall tax-supported debt rose to $27.1 billion in fiscal year 2006, and debt ratios increased to more than $3,100 per capita and 7.0% of personal income. 4

Backed by a record of strong fiscal management, New Jersey's long-term financial position remained favorable. Independent credit rating agency Standard & Poor's assigned the state's general obligation bonds an AA rating with a stable outlook. 5

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Source: Standard & Poor's, "New Jersey; General Obligation," RATINGSDIRECT, 8/1/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


62 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRNJX)                                 CHANGE      8/31/06     2/28/06
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.06       $12.09      $12.15
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------------------
Dividend Income                            $0.2623
--------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FNJBX)                                 CHANGE      8/31/06     2/28/06
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.06       $12.16      $12.22
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------------------
Dividend Income                            $0.2282
--------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FNIIX)                                 CHANGE      8/31/06     2/28/06
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.05       $12.19      $12.24
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------------------
Dividend Income                            $0.2282
--------------------------------------------------------------------------------------------


                                                          Semiannual Report | 63

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH         1-YEAR      5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.70%         +2.70%      +26.79%       +72.62%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 -2.63%         -1.70%       +3.95%        +5.15%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                           -0.24%       +4.25%        +5.08%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                4.09%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.91%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.60%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         6.08%
-----------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH         1-YEAR      5-YEAR   INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.41%         +2.20%      +23.53%       +46.15%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 -2.57%         -1.74%       +3.98%        +5.93%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                           -0.48%       +4.23%        +5.96%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.70%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.25%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.21%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.43%
-----------------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH         1-YEAR      5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.49%         +2.20%      +23.45%       +63.59%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +0.49%         +1.21%       +4.30%        +5.05%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                           +2.59%       +4.56%        +4.97%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.68%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.22%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.21%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.43%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


64 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and New Jersey personal income tax rate of 40.83%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


                                                          Semiannual Report | 65

Your Fund's Expenses

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


66 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06       VALUE 8/31/06   PERIOD* 3/1/06-8/31/06
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,017.00             $3.25
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,021.98             $3.26
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,014.10             $6.04
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.21             $6.06
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,014.90             $6.04
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.21             $6.06
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.64%; B: 1.19%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 67

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .............................   39.4%
AA ..............................   23.4%
A ...............................    1.2%
BBB .............................   11.1%
Below Investment Grade ..........    1.3%
Not Rated by S&P ................   23.6%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                          MOODY'S      FITCH     INTERNAL
AAA or Aaa                         15.1%        --          0.1%
AA or Aa                            6.8%        --           --
A                                   0.1%        --           --
BBB or Baa                          0.6%       0.6%          --
Below Investment Grade               --         --          0.3%
------------------------------------------------------------------
Total                              22.6%       0.6%         0.4%

--------------------------------------------------------------------------------

This semiannual report for Franklin Oregon Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.89 on February 28, 2006, to $11.83 on August 31, 2006. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 169.


68 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Oregon Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                 -------------------------------
MONTH                                              CLASS A            CLASS C
--------------------------------------------------------------------------------
March                                            4.02 cents          3.47 cents
--------------------------------------------------------------------------------
April                                            4.02 cents          3.47 cents
--------------------------------------------------------------------------------
May                                              4.02 cents          3.47 cents
--------------------------------------------------------------------------------
June                                             4.02 cents          3.47 cents
--------------------------------------------------------------------------------
July                                             4.02 cents          3.47 cents
--------------------------------------------------------------------------------
August                                           4.02 cents          3.47 cents
--------------------------------------------------------------------------------

Fund's Class A shares paid dividends totaling 24.52 cents per share for the same period. 2 The Performance Summary beginning on page 71 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.90%, based on an annualization of the current 4.02 cent per share dividend and the maximum offering price of $12.36 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Oregon personal income tax bracket of 40.85% would need to earn a distribution rate of 6.59% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Oregon's economy continued to show signs of improvement after a prolonged slowdown following the recession that began in the latter part of 2000. Over the years, Oregon's economic base has diversified from its traditional industries such as lumber, wood products and agriculture to technology manufacturing. Although state employment growth outpaced the nation's, Oregon's 5.5% unemployment rate remained above the 4.7% national average. 3 Personal incomes grew on a per-capita basis, but lagged the region and nation.

The state's fiscal stability relied on corrective budgetary actions and revenue enhancements, including the elimination of government positions, salary freezes, fund transfers into the general fund, and selective tax increases. Tax hikes included a personal income tax surcharge and an increase in the corporate minimum tax. In March 2006, the state revised upward its 2005-2007

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


                                                          Semiannual Report | 69

PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                26.5%
--------------------------------------------------------------------------------
General Obligation                                                         20.5%
--------------------------------------------------------------------------------
Transportation                                                             12.3%
--------------------------------------------------------------------------------
Utilities                                                                   9.8%
--------------------------------------------------------------------------------
Higher Education                                                            7.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      4.9%
--------------------------------------------------------------------------------
Housing                                                                     4.4%
--------------------------------------------------------------------------------
Other Revenue                                                               4.3%
--------------------------------------------------------------------------------
Corporate-Backed                                                            1.3%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.0%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

budget general fund ending balance based on higher-than-expected personal income tax revenues. The forecast for corporate income taxes was also revised higher, reflecting a surge in business investment as the economy improved. The state's 2006 net tax-supported debt as a percentage of personal income was 4.5% and debt per capita stood at $1,350, well above the 50-state medians of 2.5% and $754. 4

Moody's Investors Service, an independent credit rating agency, assigned a rating of Aa3 to Oregon's general obligation bonds. 5 The rating reflected the state's improving economy and financial trends that should benefit from economically driven revenue growth.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Source: Moody's Investors Service, "High Profile Rating Update: Oregon (State of)," 5/26/06.

5.    Source: This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


70 | Semiannual Report

Performance Summary as of 8/31/06

FRANKLIN OREGON TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRORX)                              CHANGE    8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.06     $11.83    $11.89
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                           $0.2452
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FORIX)                              CHANGE    8/31/06   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.06     $11.94    $12.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                           $0.2117
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH           1-YEAR       5-YEAR      10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +1.59%           +2.60%      +26.92%      +68.55%
----------------------------------------------------------------------------------------------
Average Annual Total Return 2               -2.74%           -1.73%       +3.97%       +4.90%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                           -0.40%       +4.26%       +4.85%
----------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.90%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.59%
----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.50%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.92%
----------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH           1-YEAR       5-YEAR      10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +1.29%           +2.01%      +23.44%      +59.69%
----------------------------------------------------------------------------------------------
Average Annual Total Return 2               +0.30%           +1.03%       +4.30%       +4.79%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                           +2.43%       +4.59%       +4.74%
----------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.48%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             5.88%
----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.11%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.26%
----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 71

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Oregon personal income tax rate of 40.85%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


72 | Semiannual Report

Your Fund's Expenses

FRANKLIN OREGON TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 73

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                          VALUE 3/1/06       VALUE 8/31/06    PERIOD* 3/1/06-8/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,015.90              $3.30
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,021.93              $3.31
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,012.90              $6.09
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,019.16              $6.11
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.65% and C: 1.20%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


74 | Semiannual Report

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                               69.3%
--------------------------------------------------------------------------------
AA                                                                 4.8%
--------------------------------------------------------------------------------
A                                                                  0.7%
--------------------------------------------------------------------------------
BBB                                                               11.8%
--------------------------------------------------------------------------------
Not Rated by S&P                                                  13.4%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                         MOODY'S         INTERNAL
AAA or Aaa                        12.7%             0.1%
A                                  0.1%              --
BBB or Baa                         0.5%              --
--------------------------------------------------------
Total                             13.3%             0.1%

--------------------------------------------------------------------------------

This semiannual report for Franklin Pennsylvania Tax-Free Income Fund covers the period ended August 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $10.44 on February 28, 2006, to $10.38 on August 31, 2006. The Fund's Class A shares paid dividends totaling 23.02 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 178.


                                                          Semiannual Report | 75

DIVIDEND DISTRIBUTIONS 2
Franklin Pennsylvania Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                   DIVIDEND PER SHARE
                                         ---------------------------------------
MONTH                                      CLASS A      CLASS B       CLASS C
--------------------------------------------------------------------------------
March                                    3.83 cents    3.35 cents    3.32 cents
--------------------------------------------------------------------------------
April                                    3.83 cents    3.35 cents    3.32 cents
--------------------------------------------------------------------------------
May                                      3.83 cents    3.35 cents    3.32 cents
--------------------------------------------------------------------------------
June                                     3.69 cents    3.23 cents    3.21 cents
--------------------------------------------------------------------------------
July                                     3.69 cents    3.23 cents    3.21 cents
--------------------------------------------------------------------------------
August                                   3.69 cents    3.23 cents    3.21 cents
--------------------------------------------------------------------------------

same period. 2 The Performance Summary beginning on page 78 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.08% based on an annualization of the current 3.69 cent per share dividend and the maximum offering price of $10.84 on August 31, 2006. An investor in the 2006 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.48% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

COMMONWEALTH UPDATE

Pennsylvania's economy continued to rebound, bolstered by encouraging signs from the employment sector. Although the manufacturing sector continued its decline, the state's diverse economic base gained jobs in education, health care, leisure and hospitality, and retail trade. As of August 2006, Pennsylvania's 4.9% unemployment rate was slightly above the 4.7% national average and personal incomes continued to grow modestly. 3

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


76 | Semiannual Report

Despite growing cost pressure from Medicaid, Pennsylvania's financial position improved during the reporting period. The large elderly population, bundled with shrinking federal aid and escalating general medical costs, proved challenging for the state, but it managed to protect core Medicaid services without compromising its fiscal responsibilities. For fiscal year 2006, the budget included a conservative forecast of modest total revenue increase. The state's limited use of nonrecurring measures also was an indication of a sound fiscal structure. Pennsylvania plans to allocate its surplus from fiscal years 2005 and 2006 to balance future budgets. The commonwealth's debt burden remained below the national average but is expected to grow.

Even with low budget reserves, Pennsylvania maintained good liquidity levels, a moderate debt position and well-funded state pension system. Strong actions to preserve budget balance and overall sound financial management led independent rating agency Standard & Poor's to assign the state's general obligation bonds an AA rating with a stable outlook. 4


PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free Income Fund
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         22.1%
--------------------------------------------------------------------------------
Prerefunded                                                                17.1%
--------------------------------------------------------------------------------
Higher Education                                                           13.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     12.0%
--------------------------------------------------------------------------------
Transportation                                                             10.1%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        9.4%
--------------------------------------------------------------------------------
Utilities                                                                   6.3%
--------------------------------------------------------------------------------
Other Revenue                                                               4.2%
--------------------------------------------------------------------------------
Housing                                                                     2.9%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.7%
--------------------------------------------------------------------------------
Tax-Supported                                                               0.1%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets. May not equal 100% due to rounding.


MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 77

Performance Summary as of 8/31/06

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRPAX)                            CHANGE    8/31/06    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.06     $10.38     $10.44
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                        $0.2302
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBPTX)                            CHANGE    8/31/06    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.05     $10.42     $10.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                        $0.2014
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRPTX)                            CHANGE    8/31/06    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.05     $10.46     $10.51
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                        $0.2000
--------------------------------------------------------------------------------


78 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------
CLASS A                                   6-MONTH           1-YEAR       5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +1.67%           +2.79%      +26.06%        +69.49%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2              -2.62%           -1.59%       +3.83%         +4.96%
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                          -0.26%       +4.02%         +4.89%
-----------------------------------------------------------------------------------------------------
   Distribution Rate 4                               4.08%
-----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5            6.48%
-----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       3.58%
-----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                        5.68%
-----------------------------------------------------------------------------------------------------
CLASS B                                   6-MONTH           1-YEAR       5-YEAR    INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +1.48%           +2.32%      +22.80%        +44.99%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2              -2.50%           -1.61%       +3.85%         +5.80%
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                          -0.43%       +4.05%         +5.82%
-----------------------------------------------------------------------------------------------------
   Distribution Rate 4                               3.71%
-----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5            5.89%
-----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       3.19%
-----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                        5.06%
-----------------------------------------------------------------------------------------------------
CLASS C                                   6-MONTH           1-YEAR       5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +1.46%           +2.20%      +22.68%        +60.61%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +0.46%           +1.22%       +4.17%         +4.85%
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                          +2.53%       +4.36%         +4.78%
-----------------------------------------------------------------------------------------------------
   Distribution Rate 4                               3.69%
-----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5            5.86%
-----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       3.20%
-----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                        5.08%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 79

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/06.


80 | Semiannual Report

Your Fund's Expenses

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 81

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06         VALUE 8/31/06    PERIOD* 3/1/06-8/31/06
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,016.70               $3.35
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,021.88               $3.36
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,014.80               $6.14
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,019.11               $6.16
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,014.60               $6.14
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,019.11               $6.16
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66%; B: 1.21%; and C: 1.21%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


82 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      AUGUST 31, 2006                      YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)         2006        2005        2004 f      2003        2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............       $  11.09       $  11.21    $  11.21    $  10.88    $  10.76    $  10.83
                                                      -----------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .........................           0.24           0.48        0.50        0.52        0.54        0.55

  Net realized and unrealized gains (losses) ......          (0.05)         (0.12)      (0.01)       0.33        0.12       (0.06)
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................           0.19           0.36        0.49        0.85        0.66        0.49
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....          (0.24)         (0.48)      (0.49)      (0.52)      (0.54)      (0.56)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................             -- d           -- d        -- d        --          --          --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................       $  11.04       $  11.09    $  11.21    $  11.21    $  10.88    $  10.76
                                                      =============================================================================

Total return c ....................................           1.77%          3.25%       4.61%       8.00%       6.28%       4.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................       $895,031       $885,864    $852,608    $900,646    $880,409    $877,126

Ratios to average net assets:

  Expenses ........................................           0.63% e        0.63%       0.63%       0.63%       0.63%       0.64%

  Net investment income ...........................           4.33% e        4.34%       4.52%       4.75%       5.00%       5.12%

Portfolio turnover rate ...........................           5.02%         33.22%      27.99%      16.22%      24.94%      27.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 83

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS B                                               (UNAUDITED)         2006        2005         2004 f       2003         2002
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............     $   11.15       $  11.27    $  11.26    $   10.93    $   10.81   $   10.86
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .......................          0.21           0.43        0.44         0.46         0.48        0.50

  Net realized and unrealized gains (losses) ....         (0.05)         (0.13)         --         0.33         0.12       (0.05)
                                                   --------------------------------------------------------------------------------
Total from investment operations ................          0.16           0.30        0.44         0.79         0.60        0.45
                                                   --------------------------------------------------------------------------------
Less distributions from net investment income ...         (0.21)         (0.42)      (0.43)       (0.46)       (0.48)      (0.50)
                                                   --------------------------------------------------------------------------------
Redemption fees .................................            -- d           -- d        -- d         --           --          --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ..................     $   11.10       $  11.15    $  11.27    $   11.26    $   10.93   $   10.81
                                                   ================================================================================

Total return c ..................................          1.47%          2.68%       4.09%        7.28%        5.76%       4.22%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $  21,744       $ 22,315    $ 23,753    $  25,617    $  20,648   $  11,798

Ratios to average net assets:

  Expenses ......................................          1.18% e        1.18%       1.18%        1.18%        1.18%       1.19%

  Net investment income .........................          3.78% e        3.79%       3.97%        4.20%        4.45%       4.57%

Portfolio turnover rate .........................          5.02%         33.22%      27.99%       16.22%       24.94%      27.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


84 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    AUGUST 31, 2006                        YEAR ENDED FEBRUARY 28,
CLASS C                                               (UNAUDITED)          2006         2005         2004 f      2003        2002
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........       $  11.20        $  11.32     $  11.31     $  10.97    $  10.85    $  10.90
                                                   ---------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b ......................           0.21            0.43         0.44         0.46        0.48        0.50

  Net realized and unrealized gains (losses) ...          (0.05)          (0.13)          --         0.33        0.12       (0.05)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ...............           0.16            0.30         0.44         0.79        0.60        0.45
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income ..          (0.21)          (0.42)       (0.43)       (0.45)      (0.48)      (0.50)
                                                   ---------------------------------------------------------------------------------
Redemption fees ................................             -- d            -- d         -- d         --          --          --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period .................       $  11.15        $  11.20     $  11.32     $  11.31    $  10.97    $  10.85
                                                   =================================================================================

Total return c .................................           1.46%           2.66%        4.09%        7.42%       5.66%       4.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $ 53,743        $ 51,071     $ 44,055     $ 43,027    $ 37,315    $ 31,526

Ratios to average net assets:

  Expenses .....................................           1.18% e         1.18%        1.18%        1.20%       1.16%       1.19%

  Net investment income ........................           3.78% e         3.79%        3.97%        4.18%       4.47%       4.57%

Portfolio turnover rate ........................           5.02%          33.22%       27.99%       16.22%      24.94%      27.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 85

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.1%
   MUNICIPAL BONDS 99.1%
   ARIZONA 80.5%
   Arizona Health Facilities Authority Hospital System Revenue,
      John C. Lincoln Health Network, 5.75%, 12/01/32 .........................................     $  3,280,000     $  3,470,371
      Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 .............................        1,340,000        1,600,343
   Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625%,
    7/01/20 ...................................................................................        6,390,000        7,057,052
   Arizona School Facilities Board Revenue, State School Improvement, Pre-Refunded, 5.00%,
    7/01/19 ...................................................................................        2,000,000        2,120,960
   Arizona State Board of Regents COP, University of Arizona Main Campus, Series A-1, AMBAC
    Insured, 5.125%, 6/01/25 ..................................................................        2,000,000        2,092,560
   Arizona State Municipal Financing Program COP, Refunding, Series 14, AMBAC Insured, 5.00%,
    8/01/33 ...................................................................................        1,000,000        1,034,530
   Arizona State University COP,
      Arizona State University Project, Series 2002, MBIA Insured, 5.00%, 7/01/20 .............        5,475,000        5,744,863
      Arizona State University Project, Series 2002, MBIA Insured, 5.00%, 7/01/21 .............        5,965,000        6,246,369
      Arizona State University Project, Series 2002, MBIA Insured, 5.10%, 7/01/23 .............        3,545,000        3,736,075
      Arizona State University Project, Series 2002, MBIA Insured, 5.10%, 7/01/24 .............        1,875,000        1,974,075
      Arizona State University Project, Series 2002, MBIA Insured, 5.10%, 7/01/25 .............        2,640,000        2,776,699
      Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 .................        1,350,000        1,372,369
      Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30 .........................       17,250,000       18,023,145
      Research Infrastructure Projects, Series A, AMBAC Insured, 5.00%, 9/01/27 ...............        2,915,000        3,065,122
   Arizona State University Revenues,
      FGIC Insured, 5.00%, 7/01/23 ............................................................        2,890,000        3,015,686
      FGIC Insured, 5.00%, 7/01/25 ............................................................        2,250,000        2,343,127
      FGIC Insured, Pre-Refunded, 5.875%, 7/01/25 .............................................        1,000,000        1,070,300
      System, Refunding, AMBAC Insured, 5.00%, 7/01/27 ........................................        1,895,000        2,007,089
   Arizona Student Loan Acquisition Authority Student Loan Revenue,
      junior sub., Refunding, Series B-1, 6.15%, 5/01/29 ......................................        1,000,000        1,058,630
      Refunding, senior Series A-1, 5.90%, 5/01/24 ............................................        1,500,000        1,584,780
   Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A,
    MBIA Insured, 5.00%, 7/01/28 ..............................................................        7,000,000        7,290,710
   Casa Grande IDA,
      IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 .................................................          500,000          500,555
      PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 .................................................        1,800,000        1,801,962
   Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured, 6.125%,
    7/20/41 ...................................................................................        2,235,000        2,356,249
   Downtown Phoenix Hotel Corp. Revenue,
      senior Series A, FGIC Insured, 5.00%, 7/01/40 ...........................................       26,485,000       27,482,425
      Sub Series B, FGIC Insured, 5.00%, 7/01/36 ..............................................       23,745,000       24,730,892
      Sub Series B, FGIC Insured, 5.00%, 7/01/40 ..............................................       12,845,000       13,328,743
   Glendale IDA Hospital Revenue, John C Lincoln Health, Refunding, Series B, 5.00%,
    12/01/37 ..................................................................................        3,000,000        3,032,970
   Glendale IDAR, Midwestern University, Series A,
      5.375%, 5/15/28 .........................................................................        8,000,000        8,303,200
      Connie Lee Insured, 6.00%, 5/15/16 ......................................................          455,000          464,842
      Connie Lee Insured, 6.00%, 5/15/26 ......................................................          340,000          348,191
      MBIA Insured, 5.375%, 5/15/28 ...........................................................        1,050,000        1,085,059


86 | Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   ARIZONA (CONTINUED)
   Glendale Municipal Property Corp. Excise Tax Revenue, Series A, AMBAC Insured, 5.00%,
    7/01/33 ...................................................................................     $  1,000,000     $  1,039,140
   Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23 .................        2,000,000        2,099,960
   Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 ......        1,500,000        1,579,365
   Goodyear Community Facilities Utilities District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 ....        1,000,000        1,052,910
   Greater Arizona Development Authority Infrastructure Revenue, Series A, MBIA Insured,
    5.00%, 8/01/26 ............................................................................        4,425,000        4,665,322
   Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
    5.25%, 7/01/22 ............................................................................        1,100,000        1,143,912
   Maricopa County GO, USD No. 41, Gilbert,
      6.25%, 7/01/15 ..........................................................................          160,000          167,768
      Pre-Refunded, 6.25%, 7/01/15 ............................................................        1,840,000        1,925,008
   Maricopa County Hospital Revenue, Sun Health Corp.,
      5.30%, 4/01/29 ..........................................................................        7,095,000        7,221,504
      Pre-Refunded, 6.125%, 4/01/18 ...........................................................       11,270,000       11,647,545
      Refunding, 5.80%, 4/01/08 ...............................................................        3,870,000        3,977,779
      Refunding, 5.90%, 4/01/09 ...............................................................        2,120,000        2,183,346
      Refunding, 6.125%, 4/01/18 ..............................................................        4,380,000        4,526,730
      Refunding, 5.00%, 4/01/35 ...............................................................       12,090,000       12,257,809
   Maricopa County IDA,
      MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 ..........        2,105,000        2,147,879
      MFHR, Senior National Health Facilities II, Project A, FSA Insured, 5.50%, 1/01/18 ......        2,000,000        2,186,880
      MFHR, Villas de Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37 .......          570,000          574,891
      MFHR, Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 .............        1,650,000        1,689,979
      SFMR, GNMA Secured, 6.25%, 12/01/30 .....................................................           40,000           40,157
   Maricopa County IDA Health Facilities Revenue,
      Catholic Healthcare West, Refunding, Series A, 5.375%, 7/01/23 ..........................        7,000,000        7,380,660
      Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 ...........................       12,250,000       12,941,635
      Catholic Healthcare West, Refunding, Series A, ACA Insured, 5.00%, 7/01/16 ..............        1,785,000        1,815,256
      Catholic Healthcare West, Refunding, Series A, ACA Insured, 5.00%, 7/01/21 ..............        9,600,000        9,702,336
      Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 ...................        9,535,000        9,763,554
      Catholic Healthcare West Project, Series A, Pre-Refunded, 5.00%, 7/01/16 ................          780,000          789,142
      Mayo Clinic, 5.00%, 11/15/36 ............................................................       25,750,000       26,956,645
   Maricopa County IDA Hospital Facility Revenue,
      Mayo Clinic Hospital, 5.25%, 11/15/37 ...................................................       16,000,000       16,592,640
      Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 ....................................        3,000,000        3,073,740
      Samaritan Health Services, Series A, MBIA Insured, ETM, 7.00%, 12/01/16 .................        1,890,000        2,312,264
   Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding, Series A,
    GNMA Secured, 5.00%, 8/20/35 ..............................................................        1,725,000        1,778,716
   Maricopa County Pollution Control Corp. PCR, Public Service Co. Palo Verde Project,
    Series A, AMBAC Insured, 5.05%, 5/01/29 ...................................................       11,500,000       11,986,565
   Mesa Utility System Revenue,
      FGIC Insured, 5.00%, 7/01/21 ............................................................        5,000,000        5,302,400
      MBIA Insured, 5.00%, 7/01/26 ............................................................       10,000,000       10,521,100
      MBIA Insured, 5.00%, 7/01/27 ............................................................       10,500,000       11,040,015
      MBIA Insured, 5.00%, 7/01/28 ............................................................       11,000,000       11,543,290


                                                          Semiannual Report | 87

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   ARIZONA (CONTINUED)
   Mohave County IDA Health Care Revenue, Chris Ridge and Silver, Refunding, GNMA Secured,
    6.375%, 11/01/31 ..........................................................................     $    585,000     $    604,984
   Nogales Municipal Development Authority Inc. GO, MBIA Insured, 5.00%, 6/01/36 ..............        6,075,000        6,385,311
   Nogales Municipal Development Authority Inc. Revenue, AMBAC Insured, 5.00%, 6/01/27 ........        1,000,000        1,051,210
   Northern Arizona University COP,
      AMBAC Insured, 5.00%, 9/01/30 ...........................................................        6,360,000        6,666,934
      Northern Arizona University Research Projects, AMBAC Insured, 5.00%, 9/01/25 ............        2,130,000        2,258,077
      Northern Arizona University Research Projects, AMBAC Insured, 5.00%, 9/01/27 ............        2,355,000        2,491,190
   Northern Arizona University Revenues, FGIC Insured, 5.00%, 6/01/30 .........................        1,000,000        1,036,210
   Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ...............................        1,300,000        1,341,977
   Phoenix Airport Revenue,
      Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 .......................................          700,000          700,714
      Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 .......................................        1,680,000        1,681,781
      Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 .......................................        1,785,000        1,786,928
      Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 .......................................          570,000          570,616
      Series D, MBIA Insured, 6.30%, 7/01/10 ..................................................        1,800,000        1,801,908
      Series D, MBIA Insured, 6.40%, 7/01/11 ..................................................        3,825,000        3,829,131
      Series D, MBIA Insured, 6.40%, 7/01/12 ..................................................          820,000          820,886
   Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series B, FGIC Insured, 5.25%,
      7/01/22 .................................................................................        3,000,000        3,151,470
      7/01/23 .................................................................................        5,000,000        5,247,200
      7/01/27 .................................................................................       15,250,000       15,940,062
   Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
    Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
      7/01/27 .................................................................................        3,945,000        3,277,230
      7/01/28 .................................................................................        2,000,000        1,664,540
      7/01/29 .................................................................................        2,000,000        1,666,900
      7/01/36 .................................................................................        5,000,000        4,199,650
      7/01/37 .................................................................................        7,000,000        5,884,900
   Phoenix Civic Improvement Corp. Excise Tax Revenue,
      Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 ......................        2,985,000        3,139,205
      Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 ....................       18,310,000       19,267,979
      Subordinated, Civic Plaza Expansion Project, Series A, FGIC Insured, 5.00%, 7/01/30 .....        5,525,000        5,814,344
      Subordinated, Civic Plaza Expansion Project, Series A, FGIC Insured, 5.00%, 7/01/35 .....       12,000,000       12,565,560
   Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
      FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 ..............................................        3,000,000        3,281,910
      FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 ..............................................        3,670,000        4,014,870
      FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 ..............................................       24,715,000       27,037,469
      MBIA Insured, 5.00%, 7/01/28 ............................................................        2,000,000        2,097,440
      MBIA Insured, 5.00%, 7/01/29 ............................................................        3,405,000        3,570,892
      Refunding, FGIC Insured, 5.00%, 7/01/20 .................................................        9,710,000       10,161,612
      Refunding, FGIC Insured, 5.125%, 7/01/21 ................................................       10,000,000       10,492,600
      Refunding, FGIC Insured, 5.00%, 7/01/24 .................................................        7,050,000        7,333,903
   Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding,
      FGIC Insured, 5.00%, 7/01/26 ............................................................        3,250,000        3,381,105
      MBIA Insured, 5.00%, 7/01/29 ............................................................        5,000,000        5,269,350


88 | Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   ARIZONA (CONTINUED)
   Phoenix GO,
      5.25%, 7/01/22 ..........................................................................     $  5,420,000     $  5,734,197
      Various Purposes, Series B, 5.00%, 7/01/27 ..............................................        8,360,000        8,754,341
   Phoenix HFC Mortgage Revenue, Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%,
    1/01/23 ...................................................................................        1,140,000        1,143,602
   Phoenix IDA, SFMR, Series 1B, GNMA Secured, 6.20%, 6/01/22 .................................           25,000           25,092
   Phoenix IDA Government Office Lease Revenue,
      Capitol Mall LLC Project, Refunding, AMBAC Insured, 5.00%, 9/15/26 ......................        3,445,000        3,634,303
      Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 ..............................        4,300,000        4,493,887
      Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 ..............................        4,000,000        4,148,280
      Capitol Mall Project, AMBAC Insured, Pre-Refunded, 5.375%, 9/15/22 ......................        2,000,000        2,128,800
      Capitol Mall Project, AMBAC Insured, Pre-Refunded, 5.50%, 9/15/27 .......................       22,300,000       23,839,815
      Capitol Mall Project, Refunding, AMBAC Insured, 5.00%, 9/15/27 ..........................        4,615,000        4,865,087
   Phoenix IDA Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 .....        3,500,000        3,651,725
   Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09 .....        1,120,000        1,122,677
   Phoenix Street and Highway Revenue, Refunding, 6.60%, 7/01/07 ..............................          610,000          610,720
   Pima County IDA,
      MFR, Series A, FNMA Insured, Pre-Refunded, 6.00%, 12/01/21 ..............................        2,720,000        2,788,870
      SFMR, Refunding, Series A, 7.625%, 2/01/12 ..............................................          215,000          216,243
      SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 ..........................................           35,000           35,075
   Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Salt River Project,
      Refunding, Series A, 5.00%, 1/01/23 .....................................................        6,000,000        6,290,820
      Refunding, Series A, 5.00%, 1/01/31 .....................................................        1,375,000        1,429,230
    a Series A, 5.00%, 1/01/37 ................................................................       10,000,000       10,508,700
   San Luis Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, XLCA Insured,
    5.00%, 7/01/38 ............................................................................        8,650,000        8,999,806
   Scottsdale GO, Refunding, 5.00%, 7/01/22 ...................................................        3,000,000        3,180,690
   Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Pre-Refunded,
      5.70%, 12/01/21 .........................................................................        2,000,000        2,208,220
      5.80%, 12/01/31 .........................................................................       14,865,000       16,482,758
   Scottsdale Municipal Property Corp. Excise Tax Revenue,
      5.00%, 7/01/24 ..........................................................................        5,000,000        5,284,450
      5.00%, 7/01/30 ..........................................................................        7,580,000        8,025,856
      Series A, 5.00%, 7/01/34 ................................................................        2,000,000        2,090,660
   Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured, 5.00%,
      12/01/25 ................................................................................        1,420,000        1,485,093
      12/01/30 ................................................................................        1,815,000        1,884,224
      12/01/35 ................................................................................        2,000,000        2,065,600
   Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue, University of
    Arizona Project, MBIA Insured, Pre-Refunded, 5.10%, 9/01/33 ...............................        3,000,000        3,228,660
   Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
      7/01/28 .................................................................................        4,275,000        4,465,408
      7/01/34 .................................................................................       11,510,000       11,988,010
   Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
      5.40%, 11/20/22 .........................................................................        1,090,000        1,128,793
      5.45%, 11/20/32 .........................................................................        1,285,000        1,332,481


                                                          Semiannual Report | 89

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   ARIZONA (CONTINUED)
   Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 ............     $ 10,000,000     $ 10,375,500
   Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A,
    AMBAC Insured, 5.00%, 7/15/32 .............................................................        1,000,000        1,035,330
   Tucson Water Revenue,
      Series A, FGIC Insured, 5.00%, 7/01/23 ..................................................        3,600,000        3,732,228
      Series D, FGIC Insured, 5.25%, 7/01/23 ..................................................        3,000,000        3,111,030
      Series D, FGIC Insured, 5.25%, 7/01/24 ..................................................        2,700,000        2,806,515
   University of Arizona COP,
      Parking and Student Housing, AMBAC Insured, Pre-Refunded, 5.75%, 6/01/24 ................        1,115,000        1,177,763
      University of Arizona Projects, Series B, AMBAC Insured, 5.125%, 6/01/22 ................        2,250,000        2,380,815
      University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/26 .................        7,070,000        7,373,091
      University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/28 .................        7,000,000        7,287,630
      University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/31 .................        5,565,000        5,773,910
   University of Arizona University Revenues, Arizona Board of Regents System, Series A,
    FGIC Insured, 5.80%, 6/01/24 ..............................................................        2,000,000        2,135,040
   University Medical Center Corp. Revenue, 5.00%, 7/01/35 ....................................        7,000,000        7,119,350
   Yavapai County IDA Hospital Facility Revenue, Regional Medical Center, Series A, 6.00%,
    8/01/33 ...................................................................................        2,000,000        2,144,360
   Yavapai County USD No. 28 Camp Verde GO, Refunding, FGIC Insured, 6.00%, 7/01/09 ...........           75,000           75,554
   Yuma IDA Hospital Revenue, Yuma Regional Medical Center, FSA Insured, Pre-Refunded, 5.50%,
    8/01/21 ...................................................................................        2,015,000        2,200,602
   Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
    7/01/25 ...................................................................................        3,100,000        3,217,521
                                                                                                                     ------------
                                                                                                                      780,454,245
                                                                                                                     ------------

   U.S. TERRITORIES 18.6%
   PUERTO RICO 18.2%
   Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
    5.50%, 5/15/39 ............................................................................        5,000,000        5,157,050
   Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.375%, 7/01/28 .................        3,355,000        3,489,536
   Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
      5.00%, 7/01/36 ..........................................................................       10,000,000       10,249,000
      5.50%, 7/01/36 ..........................................................................        8,550,000        9,250,245
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series B, Pre-Refunded, 6.00%, 7/01/39 ..................................................       19,600,000       21,478,660
      Series D, Pre-Refunded, 5.375%, 7/01/36 .................................................        5,000,000        5,456,450
   Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ..............       15,000,000       15,662,250
   Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
    12/01/26 ..................................................................................           40,000           40,436
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue,
      Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 ......................        4,770,000        4,816,174
      Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ...............        2,790,000        2,812,543


90 | Semiannual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORIES (CONTINUED)
   PUERTO RICO (CONTINUED)
   Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ....................................................     $  8,190,000     $  8,591,228
      Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................       21,810,000       23,681,952
      Series I, 5.375%, 7/01/34 ...............................................................       40,000,000       42,499,600
      Series I, 5.00%, 7/01/36 ................................................................        7,000,000        7,167,860
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
      5.50%, 8/01/29 ..........................................................................        3,660,000        3,833,630
      Pre-Refunded, 5.50%, 8/01/29 ............................................................       11,340,000       12,348,240
                                                                                                                     ------------
                                                                                                                      176,534,854
                                                                                                                     ------------

   VIRGIN ISLANDS 0.4%
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/13 ....        2,500,000        2,598,250
   Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%, 7/01/17 ...        1,500,000        1,531,935
                                                                                                                     ------------
                                                                                                                        4,130,185
                                                                                                                     ------------
   TOTAL U.S. TERRITORIES .....................................................................                       180,665,039
                                                                                                                     ------------
   TOTAL LONG TERM INVESTMENTS (COST $912,534,513) ............................................                       961,119,284
                                                                                                                     ------------
   SHORT TERM INVESTMENTS 0.6%
   MUNICIPAL BONDS 0.6%
   U.S. TERRITORIES 0.6%
   PUERTO RICO 0.6%
 b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.29%, 12/01/15 ......................................................        2,900,000        2,900,000
 b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 3.30%, 7/01/28 ..............................        3,300,000        3,300,000
                                                                                                                     ------------
   TOTAL SHORT TERM INVESTMENTS (COST $6,200,000) .............................................                         6,200,000
                                                                                                                     ------------
   TOTAL INVESTMENTS (COST $918,734,513) 99.7% ................................................                       967,319,284
   OTHER ASSETS, LESS LIABILITIES 0.3% ........................................................                         3,198,195
                                                                                                                     ------------
   NET ASSETS 100.0% ..........................................................................                      $970,517,479
                                                                                                                     ============

See Selected Portfolio Abbreviations on page 184.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 91

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2006                    YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)           2006        2005        2004 f     2003       2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............   $          12.03     $  12.04    $  12.19    $  11.98   $  11.79   $  11.64
                                                      ----------------------------------------------------------------------------

Income from investment operations a:

   Net investment income b ........................               0.26         0.53        0.54        0.55       0.57       0.58

   Net realized and unrealized gains (losses) .....              (0.04)       (0.01)      (0.15)       0.19       0.19       0.16
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................               0.22         0.52        0.39        0.74       0.76       0.74
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....              (0.27)       (0.53)      (0.54)      (0.53)     (0.57)     (0.59)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................                 -- d         -- d        -- d        --         --         --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................   $          11.98     $  12.03    $  12.04    $  12.19   $  11.98   $  11.79
                                                      =============================================================================

Total return c ....................................               1.86%        4.41%       3.39%       6.39%      6.62%      6.48%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................   $        399,496     $382,608    $346,589    $339,134   $345,825   $309,109

Ratios to average net assets:

   Expenses .......................................               0.67% e      0.69%       0.69%       0.69%      0.69%      0.70%

   Net investment income ..........................               4.34% e      4.40%       4.52%       4.56%      4.79%      4.95%

Portfolio turnover rate ...........................              12.12%       23.19%      30.06%      17.79%     26.30%     20.72%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


92 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2006                    YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)           2006        2005        2004 f     2003       2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............   $          12.12     $  12.13    $  12.27    $  12.06   $  11.86   $   11.70
                                                      -----------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ........................               0.23         0.47        0.48        0.48       0.51        0.52

   Net realized and unrealized gains (losses) .....              (0.06)       (0.01)      (0.14)       0.20       0.20        0.16
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................               0.17         0.46        0.34        0.68       0.71        0.68
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....              (0.23)       (0.47)      (0.48)      (0.47)     (0.51)      (0.52)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................                 -- d         -- d        -- d        --         --          --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................   $          12.06     $  12.12    $  12.13    $  12.27   $  12.06   $   11.86
                                                      =============================================================================

Total return c ....................................               1.47%        3.81%       2.88%       5.75%      6.10%       5.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................   $         47,136     $ 43,676    $ 40,875    $ 43,075   $ 43,821   $  34,473

Ratios to average net assets:

   Expenses .......................................               1.22% e      1.24%       1.24%       1.26%      1.22%       1.25%

   Net investment income ..........................               3.79% e      3.85%       3.97%       3.99%      4.26%       4.40%

Portfolio turnover rate ...........................              12.12%       23.19%      30.06%      17.79%     26.30%      20.72%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 93

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 100.1%
   MUNICIPAL BONDS 100.1%
   COLORADO 96.9%
   Arapahoe County MFR, Housing Development Reserve South Creek, Series A, FSA Insured,
    6.45%, 6/01/32 ............................................................................     $  3,105,000     $  3,272,608
   Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%,
    12/01/32 ..................................................................................       15,000,000       15,744,900
   Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured, 5.25%,
      10/01/32 ................................................................................        1,690,000        1,814,333
      10/01/40 ................................................................................        8,200,000        8,734,312
   Arvada IDR, Wanco Inc. Project,
      5.25%, 12/01/07 .........................................................................           45,000           45,264
      5.80%, 12/01/17 .........................................................................          480,000          491,630
   Aurora COP, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/30 ...................................        4,935,000        5,302,065
   Aurora Sewer Improvement Revenue, first lien, MBIA Insured, 5.00%, 8/01/29 .................        7,285,000        7,740,750
   Boulder County Development Revenue, University Corp. for Atmospheric Research,
    MBIA Insured, 5.00%, 9/01/33 ..............................................................        1,500,000        1,554,885
   Boulder County Hospital Revenue, Longmont United Hospital Project, Pre-Refunded,
      5.50%, 12/01/12 .........................................................................        1,000,000        1,030,470
      5.60%, 12/01/17 .........................................................................        3,385,000        3,491,932
   Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33 ...................        2,500,000        2,599,800
   Broadlands Metropolitan District No. 2 GO, Refunding, MBIA Insured, 5.25%, 12/01/34 ........        8,655,000        9,207,276
   Broomfield COP,
      Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 .......................        1,535,000        1,622,326
      Refunding, AMBAC Insured, 6.00%, 12/01/29 ...............................................        2,000,000        2,138,940
   Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured,
    5.00%, 12/01/27 ...........................................................................       10,000,000       10,423,100
   Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
    12/01/31 ..................................................................................        7,500,000        7,779,900
   Centennial Downs Metropolitan District GO, Refunding, AMBAC Insured, 5.00%, 12/01/28 .......        1,560,000        1,634,958
   Colorado Department of Transportation COP, MBIA Insured, 5.00%, 6/15/34 ....................        6,915,000        7,208,334
   Colorado Educational and Cultural Facilities Authority Revenue,
      Student Housing, University of Colorado Foundation Project, AMBAC Insured, 5.00%,
       7/01/27 ................................................................................        6,545,000        6,805,622
      Student Housing, University of Colorado Foundation Project, AMBAC Insured, 5.00%,
       7/01/32 ................................................................................       10,005,000       10,345,970
      University of Denver Project, AMBAC Insured, Pre-Refunded, 5.375%, 3/01/23 ..............        1,050,000        1,125,674
      University of Denver Project, Refunding, Series B, FGIC Insured, 5.25%, 3/01/35 .........        3,250,000        3,525,307
   Colorado Health Facilities Authority Revenue,
      Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ........................        1,615,000        1,619,490
      Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ..................................        1,800,000        1,835,028
      Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ...........           88,000           88,246
      Evangelical Lutheran, Series A, 5.25%, 6/01/34 ..........................................        3,500,000        3,648,750
      Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
       12/01/25 ...............................................................................        3,050,000        3,178,863
      Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
       12/01/26 ...............................................................................        3,205,000        3,335,059
      Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
       12/01/27 ...............................................................................        3,365,000        3,495,966


94 | Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   COLORADO (CONTINUED)
   Colorado Health Facilities Authority Revenue, (continued)
      Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
       12/01/30 ...............................................................................     $  3,000,000     $  3,101,850
      Hospital, Parkview Medical Center Inc., Refunding, 5.00%, 9/01/20 .......................          890,000          922,592
      Hospital, Parkview Medical Center Inc., Refunding, 5.00%, 9/01/25 .......................        1,000,000        1,028,420
      Hospital Improvement, North Colorado Medical Center Inc. Project, FSA Insured,
       Pre-Refunded, 5.75%, 5/15/24 ...........................................................        5,000,000        5,315,900
      Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 .......................................        8,000,000        8,220,240
      Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ....................................        1,660,000        1,684,336
      Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ....................................        1,615,000        1,634,380
      Portercare Adventist Health, Pre-Refunded, 6.625%, 11/15/26 .............................        2,500,000        2,866,850
      Portercare Adventist Health, Pre-Refunded, 6.50%, 11/15/31 ..............................        5,500,000        6,274,840
   Colorado HFAR,
      MF, Project II, Series A-2, 5.30%, 10/01/23 .............................................        1,645,000        1,706,638
      MF, Project II, Series A-2, 5.375%, 10/01/32 ............................................        3,605,000        3,700,424
      MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ..............................        2,630,000        2,745,615
      MFH Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28 ..........................        1,000,000        1,026,050
      MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32 .......................................        1,535,000        1,589,876
   Colorado Springs Hospital Revenue, Pre-Refunded, 6.375%, 12/15/30 ..........................        3,715,000        4,137,693
   Colorado Springs Utilities Revenue,
      Refunding and Improvement, Series A, 5.375%, 11/15/26 ...................................       10,000,000       10,182,400
      sub. lien, System Improvement, Series B, 5.00%, 11/15/33 ................................        4,000,000        4,146,320
   Colorado State COP, University of Colorado Denver Health Sciences Center Fitzsimons Academic
    Facility Project, Series B, MBIA Insured, 5.00%, 11/01/30 .................................        5,000,000        5,227,600
   Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A,
      6.15%, 9/01/11 ..........................................................................          125,000          126,491
      6.30%, 9/01/14 ..........................................................................           25,000           25,316
   Colorado Water Resources and Power Development Authority Small Water Resource Revenue,
    Series A, FGIC Insured, 5.80%, 11/01/20 ...................................................        2,000,000        2,153,820
   Colorado Water Resources and Power Development Authority Water Resources Revenue,
      Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 ..............       10,475,000       10,979,581
      East Cherry Creek Valley Water Sanitary District, MBIA Insured, 5.00%, 11/15/30 .........        2,590,000        2,738,407
      Parker Water and Sanitary District, MBIA Insured, 5.00%, 9/01/30 ........................        5,000,000        5,251,700
   Commerce City COP, AMBAC Insured, 5.00%, 12/15/37 ..........................................       13,975,000       14,602,338
   Colorado Springs Hospital Revenue, 6.375%, 12/15/30 ........................................        3,785,000        4,143,250
   Denver City and County Airport Revenue,
      Refunding, Series A, AMBAC Insured, 5.625%, 11/15/23 ....................................        4,500,000        4,754,430
      Refunding, Series B, 5.50%, 11/15/33 ....................................................        5,000,000        5,118,750
      Series D, 7.75%, 11/15/13 ...............................................................        1,000,000        1,131,120
   Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 .........       12,500,000       13,537,250
   Denver Convention Center Hotel Authority Revenue, Refunding, Senior, XLCA Insured, 5.00%,
    12/01/30 ..................................................................................       15,000,000       15,717,150
   Denver Health and Hospital Authority Healthcare Revenue,
      Refunding, Series A, 6.25%, 12/01/33 ....................................................        3,250,000        3,574,155
      Series A, 6.00%, 12/01/23 ...............................................................        1,000,000        1,064,410
      Series A, 6.00%, 12/01/31 ...............................................................        5,400,000        5,670,918


                                                          Semiannual Report | 95

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   COLORADO (CONTINUED)
   Douglas County School District No. RE-1 Douglas and Elbert Counties GO, Improvement,
    Series B, FSA Insured, 5.00%, 12/15/30 ....................................................     $  1,835,000     $  1,924,823
   Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA Insured, 5.00%,
    11/01/35 ..................................................................................        2,640,000        2,772,343
   E-470 Public Highway Authority Revenue,
      Capital Appreciation, Series A, MBIA Insured, zero cpn., 9/01/33 ........................        3,000,000          741,330
      Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/32 ........................        7,800,000        2,042,040
      Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/34 ........................       14,075,000        3,287,216
      Refunding, Senior Series A, MBIA Insured, 5.00%, 9/01/26 ................................        5,000,000        5,098,350
      Senior Series A, MBIA Insured, 5.75%, 9/01/29 ...........................................        4,575,000        4,977,280
      Senior Series A, MBIA Insured, 5.75%, 9/01/35 ...........................................       10,825,000       11,776,842
   El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
    12/20/32 ..................................................................................        1,890,000        1,947,966
   El Paso County School District No. 2 GO, FGIC Insured, 5.25%, 12/01/26 .....................        4,000,000        4,214,520
   El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 ....................        1,500,000        1,640,790
   Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ....................        5,325,000        5,431,287
   Garfield County Building Corp. COP, AMBAC Insured, Pre-Refunded, 5.75%,
      12/01/19 ................................................................................        1,500,000        1,612,380
      12/01/24 ................................................................................        1,000,000        1,074,920
   Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ............        1,000,000        1,028,210
   La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
      5.75%, 4/01/14 ..........................................................................        2,090,000        2,153,641
      6.00%, 4/01/19 ..........................................................................        1,000,000        1,037,740
      6.10%, 4/01/24 ..........................................................................        1,000,000        1,036,690
   Logan County School District No. RE-1 Valley Sterling GO, MBIA Insured, 5.00%, 12/15/30 ....        6,470,000        6,818,021
   Northwest Parkway Public Highway Authority Revenue, Series A,
      AMBAC Insured, 5.125%, 6/15/26 ..........................................................        7,550,000        7,957,624
      AMBAC Insured, 5.125%, 6/15/31 ..........................................................        4,465,000        4,681,910
      FSA Insured, 5.25%, 6/15/41 .............................................................        3,460,000        3,651,200
   Pitkin County Open Space Acquisition GO, Refunding, AMBAC Insured, 5.375%, 12/01/30 ........        2,940,000        3,104,111
   Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, Pre-Refunded, 6.00%,
    11/01/21 ..................................................................................        4,300,000        4,696,288
   Pueblo County COP, Public Parking, 6.90%, 7/01/15 ..........................................          360,000          361,642
   Pueblo County School District No. 070 Pueblo Rural GO, FGIC Insured, Pre-Refunded, 6.00%,
    12/01/19 ..................................................................................        3,995,000        4,288,952
   Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
    Refunding, 7.875%, 9/01/08 ................................................................        2,750,000        2,984,410
   Thornton Development Authority Tax Increment Revenue, North Washington Street Urban
    Renewal, MBIA Insured, 5.00%, 12/01/29 ....................................................        6,100,000        6,406,098
   Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/29 ...........................        7,010,000        7,361,762
   University of Colorado COP, Series A, AMBAC Insured, 5.00%, 6/01/33 ........................        6,070,000        6,315,835


96 | Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   COLORADO (CONTINUED)
   University of Colorado Enterprise System Revenue, AMBAC Insured, 5.00%,
      6/01/28 .................................................................................     $  5,240,000     $  5,550,365
      6/01/30 .................................................................................        5,625,000        5,939,775
   University of Colorado Hospital Authority Revenue, Series A,
      5.60%, 11/15/25 .........................................................................        1,900,000        2,001,061
      5.00%, 11/15/37 .........................................................................        2,000,000        2,043,020
      5.25%, 11/15/39 .........................................................................        3,000,000        3,122,310
   University of Northern Colorado Revenue,
      Auxiliary Facilities Systems, Refunding and Improvement, AMBAC Insured, 5.00%,
       6/01/31 ................................................................................        3,000,000        3,087,630
      FSA Insured, 5.00%, 6/01/30 .............................................................        4,580,000        4,814,542
   Ute Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 .................        5,000,000        5,386,600
   Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 ..........................        1,555,000        1,645,905
                                                                                                                     ------------
                                                                                                                      432,960,297
                                                                                                                     ------------
   U.S. TERRITORIES 3.2%
   PUERTO RICO 2.0%
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
      7/01/22 .................................................................................        1,335,000        1,362,034
   Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ....................................................        2,120,000        2,223,859
      Series I, 5.375%, 7/01/34 ...............................................................        5,000,000        5,312,450
                                                                                                                     ------------
                                                                                                                        8,898,343
                                                                                                                     ------------
   VIRGIN ISLANDS 1.2%
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.40%, 10/01/12 .........................................................................        2,500,000        2,595,850
      5.50%, 10/01/22 .........................................................................        2,500,000        2,585,125
                                                                                                                     ------------
                                                                                                                        5,180,975
                                                                                                                     ------------
   TOTAL U.S. TERRITORIES .....................................................................                        14,079,318
                                                                                                                     ------------
   TOTAL LONG TERM INVESTMENTS (COST $423,773,532) ............................................                       447,039,615
                                                                                                                     ------------
   SHORT TERM INVESTMENTS 1.2%
   MUNICIPAL BONDS 1.2%
   COLORADO 1.2%
 a Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federal
    Bond Program,
      Daily VRDN and Put, 3.60%, 2/01/35 ......................................................        1,500,000        1,500,000
      Series A-4, Daily VRDN and Put, 3.60%, 2/01/34 ..........................................        2,300,000        2,300,000
      Series A-7, Weekly VRDN and Put, 3.60%, 7/01/29 .........................................        1,505,000        1,505,000
                                                                                                                     ------------
                                                                                                                        5,305,000
                                                                                                                     ------------


                                                          Semiannual Report | 97

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORIES 0.0% b
   PUERTO RICO 0.0% b

 a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 3.30%, 7/01/28 ..............................     $    100,000     $    100,000
                                                                                                                     ------------
   TOTAL SHORT TERM INVESTMENTS (COST $5,405,000) .............................................                         5,405,000
                                                                                                                     ------------
   TOTAL INVESTMENTS (COST $429,178,532) 101.3% ...............................................                       452,444,615
   OTHER ASSETS, LESS LIABILITIES (1.3)% ......................................................                        (5,812,572)
                                                                                                                     ------------
   NET ASSETS 100.0% ..........................................................................                      $446,632,043
                                                                                                                     ============

See Selected Portfolio Abbreviations on page 184.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

b     Rounds to less than 0.1% of net assets.


98 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS A                                               (UNAUDITED)           2006        2005         2004 f       2003        2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $   11.10       $   11.11   $   11.12    $   11.10    $   10.88   $   10.63
                                                    -------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................           0.23            0.48        0.49         0.49         0.51        0.53

   Net realized and unrealized gains (losses) ...          (0.03)          (0.01)      (0.02)        0.02         0.22        0.25
                                                    -------------------------------------------------------------------------------
Total from investment operations ................           0.20            0.47        0.47         0.51         0.73        0.78
                                                    -------------------------------------------------------------------------------
Less distributions from net investment income ...          (0.24)          (0.48)      (0.48)       (0.49)       (0.51)      (0.53)
                                                    -------------------------------------------------------------------------------
Redemption fees .................................             -- d            --          -- d         --           --          --
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ..................      $   11.06       $   11.10   $   11.11    $   11.12    $   11.10   $   10.88
                                                    ===============================================================================

Total return c ..................................           1.83%           4.33%       4.38%        4.72%        6.90%       7.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $ 286,510       $ 274,407   $ 249,286    $ 265,854    $ 279,268   $ 266,100

Ratios to average net assets:

   Expenses .....................................           0.70% e         0.71%       0.71%        0.70%        0.70%       0.70%

   Net investment income ........................           4.22% e         4.30%       4.46%        4.43%        4.66%       4.91%

Portfolio turnover rate .........................           7.93%           7.73%       2.77%        6.79%       10.20%      15.45%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 99

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     AUGUST 31, 2006                      YEAR ENDED FEBRUARY 28,
CLASS C                                                (UNAUDITED)          2006        2005         2004 f       2003        2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $   11.15       $   11.16   $   11.17    $   11.15    $   10.92   $   10.66
                                                    -------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................           0.20            0.42        0.43         0.43         0.45        0.47

   Net realized and unrealized gains (losses) ...          (0.03)          (0.01)      (0.02)        0.02         0.23        0.26
                                                    -------------------------------------------------------------------------------
Total from investment operations ................           0.17            0.41        0.41         0.45         0.68        0.73
                                                    -------------------------------------------------------------------------------
Less distributions from net investment income ...          (0.21)          (0.42)      (0.42)       (0.43)       (0.45)      (0.47)
                                                    -------------------------------------------------------------------------------
Redemption fees .................................             -- d            --          -- d         --           --          --
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ..................      $   11.11       $   11.15   $   11.16    $   11.17    $   11.15   $   10.92
                                                    ===============================================================================

Total return c ..................................           1.53%           3.75%       3.78%        4.12%        6.40%       7.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $  49,970       $  45,564   $  40,942    $  42,817    $  46,267   $  38,368

Ratios to average net assets:

   Expenses .....................................           1.25% e         1.26%       1.26%        1.27%        1.24%       1.25%

   Net investment income ........................           3.67% e         3.75%       3.91%        3.86%        4.12%       4.36%

Portfolio turnover rate .........................           7.93%           7.73%       2.77%        6.79%       10.20%      15.45%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


100 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.7%
   MUNICIPAL BONDS 97.7%
   CONNECTICUT 78.1%
   Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ...........................  $    1,000,000    $  1,091,070
   Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC
    Insured, 5.125%, 10/01/26 .....................................................................       3,000,000       3,113,820
   Connecticut State Development Authority First Mortgage Gross Revenue, Health Care
      Project, 5.75%, 12/01/23 ....................................................................         750,000         785,130
      Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%, 9/01/22 ......................       2,000,000       2,137,860
      Church Homes Inc., Refunding, 5.80%, 4/01/21 ................................................       4,000,000       4,091,280
      Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ...............................       1,100,000       1,114,718
   Connecticut State Development Authority PCR, Connecticut Light and Water, Refunding, Series
    A, 5.85%, 9/01/28 .............................................................................       5,500,000       5,785,560
   Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
    Refunding, Radian Insured, 5.00%, 9/01/21 .....................................................       2,000,000       2,050,040
   Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
    Project,
      6.15%, 4/01/35 ..............................................................................       1,000,000       1,029,550
      6.00%, 9/01/36 ..............................................................................      10,000,000      10,273,300
   Connecticut State GO,
      Series A, FSA Insured, 4.75%, 12/15/22 ......................................................       1,000,000       1,050,570
      Series B, 5.00%, 6/15/22 ....................................................................       2,000,000       2,094,740
      Series B, FSA Insured, 5.00%, 5/01/26 .......................................................       3,040,000       3,243,650
      Series B, Pre-Refunded, 5.00%, 6/15/20 ......................................................      10,000,000      10,608,600
   Connecticut State Health and Educational Facilities Authority Revenue,
      Abbot Terrace Health Center Project, Series A, Pre-Refunded, 6.00%, 11/01/14 ................       2,000,000       2,047,220
      Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ....................................       5,000,000       5,153,750
      Canterbury School, Series B, Radian Insured, 5.00%, 7/01/36 .................................       1,000,000       1,024,900
      Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ...............................       3,250,000       3,459,332
      Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 .....................       1,250,000       1,330,425
      Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 ......................       1,000,000       1,040,340
      Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 .......................       1,000,000       1,073,260
      Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ..................       3,500,000       3,705,345
      Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%, 7/01/25 .....       3,215,000       3,484,738
      Eastern Connecticut Health Network, Refunding, Series C, Radian Insured, 5.125%, 7/01/30 ....       2,500,000       2,594,100
      Eastern Connecticut Health Network, Series A, Radian Insured, Pre-Refunded, 6.00%,
       7/01/25 ....................................................................................       5,980,000       6,546,425
      Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.25%, 7/01/25 ..................       2,500,000       2,635,575
      Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.50%, 7/01/29 ..................       8,000,000       8,487,040
      Fairfield University, Series J, MBIA Insured, 5.00%, 7/01/29 ................................       3,000,000       3,184,170
      Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 ....................................       4,210,000       4,377,642
      Hartford University, Series G, Radian Insured, 5.25%, 7/01/26 ...............................       5,000,000       5,364,450
      Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 .............................       3,595,000       3,733,192
      Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 ......................       1,000,000       1,055,920
      Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 .............................       3,000,000       3,083,700
      Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 ..............................       3,200,000       3,288,768
      Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ...................................         450,000         545,823
      Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/26 .........................       2,730,000       2,917,715
      Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36 .........................       3,415,000       3,607,435


                                                         Semiannual Report | 101

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CONNECTICUT (CONTINUED)
   Connecticut State Health and Educational Facilities Authority Revenue, (continued)
      New Horizons Village Project, 7.30%, 11/01/16 ...............................................   $    2,905,000   $  2,920,687
      Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34 ...............................        1,675,000      1,752,067
      Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28 ................        4,000,000      4,076,840
      Sacred Heart University, Series C, 6.50%, 7/01/16 ...........................................          235,000        241,082
      Sacred Heart University, Series C, 6.625%, 7/01/26 ..........................................          785,000        804,931
      Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 .............................        1,000,000      1,039,670
      Series B, MBIA Insured, 5.00%, 7/01/33 ......................................................        2,000,000      2,090,280
      St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ....................................        4,615,000      4,423,293
      Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 ....................................        5,425,000      5,661,476
      Trinity College, Series H, MBIA Insured, 5.00%, 7/01/26 .....................................        1,855,000      1,955,467
      University of Connecticut Foundation, Series A, 5.375%, 7/01/29 .............................        1,250,000      1,301,412
      Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 ......................        1,000,000      1,043,940
      Westover School, Series A, Radian Insured, 5.70%, 7/01/30 ...................................        2,000,000      2,143,000
      William W. Backus Hospital, Series G, FSA Insured, 5.00%, 7/01/35 ...........................        4,720,000      4,945,994
      Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ...............................        5,000,000      5,072,850
      Yale University, Series Y-1, 5.00%, 7/01/35 .................................................       15,000,000     15,853,350
   Connecticut State HFAR,
      Housing Mortgage Finance Program, Refunding, Sub Series E-2, 5.20%, 11/15/21 ................        1,840,000      1,875,586
      Housing Mortgage Finance Program, Series B, 6.10%, 11/15/31 .................................        2,715,000      2,805,111
      Housing Mortgage Finance Program, Sub Series E-4, 5.05%, 5/15/28 ............................        4,650,000      4,716,216
      Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22 ..........        1,000,000      1,062,760
      Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32 ..........        1,000,000      1,047,800
   Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education
    Loan Program, Series A,
      AMBAC Insured, 6.00%, 11/15/18 ..............................................................          690,000        699,122
      MBIA Insured, 5.50%, 11/15/17 ...............................................................          915,000        937,079
   Connecticut State Revenue, Revolving Fund, Series A, 5.00%,
      7/01/26 .....................................................................................        6,025,000      6,419,216
      7/01/27 .....................................................................................        4,060,000      4,322,276
   Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
      Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 .......................................        1,000,000      1,081,550
      Series B, AMBAC Insured, 5.00%, 12/01/20 ....................................................        5,000,000      5,293,050
      Series B, AMBAC Insured, 5.00%, 12/01/22 ....................................................        1,000,000      1,051,830
   Greater New Haven Water Pollution Control Authority Regional Water Revenue, Refunding,
    Series A, MBIA Insured, 5.00%,
      11/15/24 ....................................................................................        3,315,000      3,530,906
      11/15/30 ....................................................................................        5,000,000      5,278,700
      8/15/35 .....................................................................................        6,750,000      7,099,987
   Hartford GO, AMBAC Insured, 5.00%,
      7/15/23 .....................................................................................        1,000,000      1,068,980
      7/15/25 .....................................................................................        1,000,000      1,065,650


102 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CONNECTICUT (CONTINUED)
   New Haven GO, Series C, MBIA Insured,
      5.00%, 11/01/22 .............................................................................   $    2,975,000   $  3,152,637
      ETM, 5.00%, 11/01/22 ........................................................................           25,000         27,794
   South Central Regional Water Authority Water System Revenue,
      Eighteenth Series B-1, MBIA Insured, 5.00%, 8/01/26 .........................................        3,500,000      3,691,345
      Series A, MBIA Insured, 5.00%, 8/01/33 ......................................................        6,000,000      6,281,160
   University of Connecticut Revenue, Student Fee,
      Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 ..........................................       10,000,000     10,561,400
      Series A, 5.00%, 5/15/23 ....................................................................       10,000,000     10,514,400
      Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 .......................................        1,500,000      1,653,585
                                                                                                                       ------------
                                                                                                                        262,775,632
                                                                                                                       ------------
   U.S. TERRITORIES 19.6%
   PUERTO RICO 17.8%
   Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
    Refunding, 5.50%, 5/15/39 .....................................................................        4,000,000      4,125,640
   Puerto Rico Commonwealth GO, Public Improvement,
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..................................................        1,165,000      1,244,500
      MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ..................................................        1,000,000      1,074,550
      Refunding, FSA Insured, 5.125%, 7/01/30 .....................................................          835,000        874,270
      Series A, 5.00%, 7/01/29 ....................................................................        1,000,000      1,025,300
      Series A, 5.125%, 7/01/31 ...................................................................        3,195,000      3,266,568
      Series A, 5.00%, 7/01/33 ....................................................................        1,000,000      1,019,020
      Series A, 5.00%, 7/01/34 ....................................................................          750,000        767,985
      Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ........................................        1,000,000      1,071,780
      Series A, Pre-Refunded, 5.125%, 7/01/31 .....................................................        1,000,000      1,068,240
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Refunding, Series A, 5.00%, 7/01/38 .........................................................        2,500,000      2,529,250
      Series G, 5.00%, 7/01/33 ....................................................................        1,000,000      1,021,950
   Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue,
    Series A, AMBAC Insured, 5.00%, 7/01/31 .......................................................        5,000,000      5,306,450
   Puerto Rico Electric Power Authority Power Revenue,
      Series HH, FSA Insured, 5.25%, 7/01/29 ......................................................       13,000,000     13,766,610
      Series II, 5.25%, 7/01/31 ...................................................................        1,000,000      1,044,150
      Series RR, XLCA Insured, 5.00%, 7/01/30 .....................................................        1,000,000      1,055,380
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ..........        3,595,000      3,641,915
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .....................        1,000,000      1,027,900
   Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ........................................................        1,995,000      2,092,735
      Series D, Pre-Refunded, 5.375%, 7/01/33 .....................................................        6,005,000      6,520,409
      Series I, 5.00%, 7/01/36 ....................................................................        1,000,000      1,023,980
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    Pre-Refunded, 5.70%, 8/01/25 ..................................................................        5,000,000      5,334,900
                                                                                                                       ------------
                                                                                                                         59,903,482
                                                                                                                       ------------


                                                         Semiannual Report | 103

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORIES (CONTINUED)
   VIRGIN ISLANDS 1.8%
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/13 ....................................................................................   $    2,500,000   $  2,598,250
      10/01/22 ....................................................................................        2,500,000      2,585,125
   Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/21 ....        1,000,000      1,003,690
                                                                                                                       ------------
                                                                                                                          6,187,065
                                                                                                                       ------------
   TOTAL U.S. TERRITORIES .........................................................................                      66,090,547
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $315,160,929) ................................................                     328,866,179
                                                                                                                       ------------
   SHORT TERM INVESTMENTS 1.3%
   MUNICIPAL BONDS 1.3%
   CONNECTICUT 1.3%
 a Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
      Series V-1, Daily VRDN and Put, 3.41%, 7/01/36 ..............................................        2,100,000      2,100,000
      Series V-2, Daily VRDN and Put, 3.41%, 7/01/36 ..............................................        2,200,000      2,200,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $4,300,000) .................................................                       4,300,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $319,460,929) 99.0% ....................................................                     333,166,179
   OTHER ASSETS, LESS LIABILITIES 1.0% ............................................................                       3,313,508
                                                                                                                       ------------
   NET ASSETS 100.0% ..............................................................................                    $336,479,687
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 184.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


104 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 AUGUST 31, 2006                          YEAR ENDED FEBRUARY 28,
CLASS A                                            (UNAUDITED)             2006         2005         2004 f       2003        2002
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $          11.98     $   11.99    $   12.06    $   11.90    $   11.68   $   11.55
                                                 -----------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ....................              0.25          0.50         0.51         0.52         0.54        0.56

   Net realized and unrealized gains
     (losses) .................................             (0.07)        (0.01)       (0.05)        0.19         0.22        0.15
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............              0.18          0.49         0.46         0.71         0.76        0.71
                                                 -----------------------------------------------------------------------------------
Less distributions from:

   Net investment income ......................             (0.25)        (0.50)       (0.51)       (0.52)       (0.54)      (0.58)

   Net realized gains .........................                --            --        (0.02)       (0.03)          --          -- g
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................             (0.25)        (0.50)       (0.53)       (0.55)       (0.54)      (0.58)
                                                 -----------------------------------------------------------------------------------
Redemption fees ...............................                -- d          -- d         -- d         --           --          --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................  $          11.91     $   11.98    $   11.99    $   12.06    $   11.90   $   11.68
                                                 ===================================================================================

Total return c ................................              1.57%         4.13%        4.01%        6.18%        6.67%       6.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $        389,665     $ 370,481    $ 309,495    $ 298,732    $ 273,119   $ 239,081

Ratios to average net assets:

   Expenses ...................................              0.69% e       0.71%        0.72%        0.72%        0.74%       0.75%

   Net investment income ......................              4.18% e       4.17%        4.31%        4.35%        4.61%       4.84%

Portfolio turnover rate .......................              6.15%        14.19%       10.46%       25.31%       31.54%      33.53%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.

g     The fund made a capital gain distribution of $0.002.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 105

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 AUGUST 31, 2006                         YEAR ENDED FEBRUARY 28,
CLASS C                                            (UNAUDITED)             2006         2005         2004 f       2003        2002
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $          12.01     $   12.03    $   12.10    $   11.93    $   11.70   $   11.58
                                                 -----------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ....................              0.22          0.43         0.45         0.45         0.48        0.50

   Net realized and unrealized gains
     (losses) .................................             (0.06)        (0.02)       (0.05)        0.20         0.23        0.13
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............              0.16          0.41         0.40         0.65         0.71        0.63
                                                 -----------------------------------------------------------------------------------
Less distributions from:

   Net investment income ......................             (0.22)        (0.43)       (0.45)       (0.45)       (0.48)      (0.51)

   Net realized gains .........................                --            --        (0.02)       (0.03)          --          -- g
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................             (0.22)        (0.43)       (0.47)       (0.48)       (0.48)      (0.51)
                                                 -----------------------------------------------------------------------------------
Redemption fees ...............................                -- d          -- d         -- d         --           --          --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................  $          11.95     $   12.01    $   12.03    $   12.10    $   11.93   $   11.70
                                                 ===================================================================================

Total return c ................................              1.37%         3.47%        3.42%        5.67%        6.17%       5.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $         57,001     $  55,931    $  45,621    $  45,572    $  30,856   $  17,971

Ratios to average net assets:

   Expenses ...................................              1.24% e       1.26%        1.27%        1.30%        1.24%       1.30%

   Net investment income ......................              3.63% e       3.62%        3.76%        3.77%        4.11%       4.29%

Portfolio turnover rate .......................              6.15%        14.19%       10.46%       25.31%       31.54%      33.53%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.

g     The fund made a capital gain distribution of $0.002.


106 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.1%
   MUNICIPAL BONDS 99.1%
   U.S. TERRITORIES 99.1%
   GUAM 5.5%
   Guam International Airport Authority Revenue,
      Series A, MBIA Insured, 5.25%, 10/01/20 .................................................     $  1,725,000     $   1,860,999
      Series A, MBIA Insured, 5.25%, 10/01/22 .................................................          700,000           752,507
      Series B, MBIA Insured, 5.25%, 10/01/22 .................................................        1,000,000         1,075,010
      Series B, MBIA Insured, 5.25%, 10/01/23 .................................................        1,000,000         1,074,370
      Series C, MBIA Insured, 5.25%, 10/01/21 .................................................        5,000,000         5,203,850
      Series C, MBIA Insured, 5.00%, 10/01/23 .................................................        5,000,000         5,183,500
   Guam Power Authority Revenue, Refunding, Series A, MBIA Insured,
      5.125%, 10/01/29 ........................................................................        1,975,000         2,072,367
      5.25%, 10/01/34 .........................................................................        7,000,000         7,355,670
                                                                                                                     -------------
                                                                                                                        24,578,273
                                                                                                                     -------------
   PUERTO RICO 79.7%
   Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
    Refunding, 5.50%, 5/15/39 .................................................................        5,000,000         5,157,050
   Puerto Rico Commonwealth GO, Public Improvement,
      MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ..............................................        3,000,000         3,223,650
      Series A, 5.375%, 7/01/28 ...............................................................        1,300,000         1,352,130
      Series A, 5.00%, 7/01/29 ................................................................        4,500,000         4,613,850
      Series A, 5.00%, 7/01/34 ................................................................        5,000,000         5,119,900
      Series A, FGIC Insured, 5.125%, 7/01/31 .................................................        3,315,000         3,475,347
      Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ...................................        1,685,000         1,799,984
   Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    5.50%, 7/01/36 ............................................................................       11,850,000        12,820,515
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Refunding, Series H, 5.00%, 7/01/35 .....................................................          100,000           102,136
      Refunding, Series K, 5.00%, 7/01/30 .....................................................        1,000,000         1,026,480
      Refunding, Series L, MBIA Insured, 5.25%, 7/01/23 .......................................        6,000,000         6,824,340
      Series B, Pre-Refunded, 6.00%, 7/01/39 ..................................................       10,000,000        10,958,500
      Series D, Pre-Refunded, 5.375%, 7/01/36 .................................................       11,990,000        13,084,567
      Series J, 5.00%, 7/01/34 ................................................................        1,000,000         1,023,980
      Series K, 5.00%, 7/01/35 ................................................................        5,815,000         5,968,981
      Series K, 5.00%, 7/01/40 ................................................................        9,500,000         9,682,590
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A,
    ETM, 5.50%, 10/01/32 ......................................................................       10,000,000        10,720,900
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
      Refunding, Series C, AMBAC Insured, 5.50%, 7/01/23 ......................................        1,000,000         1,167,530
      Refunding, Series C, FGIC Insured, 5.50%, 7/01/21 .......................................        5,000,000         5,795,550
      Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/21 ...................................        9,000,000         9,258,120
      Series B, 5.00%, 7/01/37 ................................................................       15,000,000        15,342,600
   Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
      AMBAC Insured, 5.00%, 7/01/31 ...........................................................       20,000,000        21,225,800
      CIFG Insured, 5.00%, 7/01/27 ............................................................          900,000           956,646


                                                         Semiannual Report | 107

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORIES (CONTINUED)
   PUERTO RICO (CONTINUED)
   Puerto Rico Electric Power Authority Power Revenue,
      Refunding, Series SS, MBIA Insured, 5.00%, 7/01/23 ......................................     $  4,900,000     $   5,219,627
      Series HH, FSA Insured, 5.25%, 7/01/29 ..................................................        1,605,000         1,699,647
      Series II, 5.25%, 7/01/31 ...............................................................       15,500,000        16,184,325
      Series II, FSA Insured, 5.125%, 7/01/26 .................................................        1,000,000         1,062,030
      Series NN, 5.125%, 7/01/29 ..............................................................        5,125,000         5,338,456
      Series NN, MBIA Insured, 5.00%, 7/01/32 .................................................        4,000,000         4,180,560
      Series RR, FGIC Insured, 5.00%, 7/01/35 .................................................        5,670,000         5,984,005
      Series RR, XLCA Insured, 5.00%, 7/01/30 .................................................        1,725,000         1,820,531
   Puerto Rico HFAR, Capital Fund Program, 4.60%, 12/01/24 ....................................       10,000,000        10,103,600
   Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 .........................       10,790,000        11,009,469
   Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
    12/01/26 ..................................................................................        2,060,000         2,082,454
   Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
    First Portfolio, 6.25%, 4/01/29 ...........................................................        1,915,000         1,927,371
   Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
    Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ..................................          900,000           945,792
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue,
      Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 ......................        2,500,000         2,529,700
      Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 .......................          500,000           506,370
      Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ...............        8,445,000         8,513,236
      Mennonite General Hospital Project, 5.625%, 7/01/17 .....................................          665,000           632,102
      Mennonite General Hospital Project, 5.625%, 7/01/27 .....................................        1,950,000         1,771,049
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue,
      Guaynabo Municipal Government, 5.625%, 7/01/15 ..........................................        6,550,000         6,705,628
      Guaynabo Municipal Government, 5.625%, 7/01/22 ..........................................        3,160,000         3,223,990
      Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ............................................        1,250,000         1,266,313
      Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ............................................        4,120,000         4,168,904
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue,
      Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 ....................        2,000,000         2,103,680
      Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 .....................        7,850,000         8,033,533
      Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 .........................        5,970,000         6,542,463
      International American University of Puerto Rico Project, MBIA Insured, 4.25%,
       10/01/24 ...............................................................................        1,000,000         1,008,140
      International American University of Puerto Rico Project, MBIA Insured, 4.375%,
       10/01/25 ...............................................................................        1,000,000         1,014,580
      International American University of Puerto Rico Project, MBIA Insured, 4.50%,
       10/01/29 ...............................................................................        3,750,000         3,795,487
      University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ........................        6,000,000         6,167,400


108 | Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORIES (CONTINUED)
   PUERTO RICO (CONTINUED)
   Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured,
      5.00%, 8/01/22 ..........................................................................     $  3,000,000     $   3,201,900
      Pre-Refunded, 5.50%, 8/01/23 ............................................................        7,400,000         7,867,532
   Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
      8/01/27 .................................................................................        5,500,000         5,736,445
      8/01/30 .................................................................................       12,000,000        12,669,960
   Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ....................................................        3,430,000         3,598,036
      Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................        9,070,000         9,848,478
      Series I, 5.25%, 7/01/33 ................................................................        4,500,000         4,717,080
      Series I, 5.375%, 7/01/34 ...............................................................        5,000,000         5,312,450
      Series I, 5.00%, 7/01/36 ................................................................        4,000,000         4,095,920
   Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .................        1,250,000         1,251,150
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
      Mandatory Put 2/01/12, Refunding, Series A, MBIA Insured, 5.25%, 8/01/29 ................        8,000,000         8,593,760
      Series A, Pre-Refunded, 5.00%, 6/01/26 ..................................................        2,865,000         2,958,685
      Series E, 5.50%, 8/01/29 ................................................................        2,155,000         2,257,233
      Series E, Pre-Refunded, 5.50%, 8/01/29 ..................................................        6,845,000         7,453,589
                                                                                                                     -------------
                                                                                                                       355,803,806
                                                                                                                     -------------
   VIRGIN ISLANDS 13.9%
   Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
      6.45%, 3/01/16 ..........................................................................          160,000           160,781
      6.50%, 3/01/25 ..........................................................................          390,000           392,800
   Virgin Islands PFAR,
      Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26 .........................        5,000,000         5,257,250
      Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .........................        9,220,000         9,617,474
      Gross Receipts Taxes Loan Note, Refunding, ACA Insured, 5.00%, 10/01/31 .................        2,500,000         2,585,425
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ......................        3,000,000         3,106,980
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ......................        6,750,000         6,979,837
      senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 .....................        3,950,000         4,087,816
      senior lien, Matching Fund Loan Note, Series A, 5.25%, 10/01/24 .........................        2,000,000         2,094,980
   Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
      5.25%, 9/01/18 ..........................................................................        3,930,000         4,133,967
      5.00%, 9/01/23 ..........................................................................       10,000,000        10,342,800
   Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
      7/01/18 .................................................................................        4,175,000         4,187,525
      7/01/21 .................................................................................        1,000,000         1,003,690
   Virgin Islands Water and Power Authority Water System Revenue, Refunding,
      5.25%, 7/01/12 ..........................................................................        4,000,000         4,067,440
      5.50%, 7/01/17 ..........................................................................        4,000,000         4,085,160
                                                                                                                     -------------
                                                                                                                        62,103,925
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $424,705,155) ............................................                        442,486,004
                                                                                                                     -------------


                                                         Semiannual Report | 109

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $6,700,000) 1.5%
   MUNICIPAL BOND 1.5%
   U.S. TERRITORIES 1.5%
   PUERTO RICO 1.5%
 a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.29%, 12/01/15 ......................................................     $  6,700,000     $   6,700,000
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $431,405,155) 100.6% ...............................................                        449,186,004
   OTHER ASSETS, LESS LIABILITIES (0.6)% ......................................................                         (2,520,252)
                                                                                                                     -------------
   NET ASSETS 100.0% ..........................................................................                      $ 446,665,752
                                                                                                                     =============

See Selected Portfolio Abbreviations on page 184.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


110 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   AUGUST 31, 2006                        YEAR ENDED FEBRUARY 28,
CLASS A                                              (UNAUDITED)           2006         2005         2004 f       2003        2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........  $          11.42    $   11.51    $   11.76    $   11.48    $   11.14   $   10.94
                                                  ---------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b ......................              0.21         0.42         0.42         0.43         0.46        0.50

  Net realized and unrealized gains (losses) ...             (0.01)       (0.10)       (0.25)        0.28         0.35        0.21
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............              0.20         0.32         0.17         0.71         0.81        0.71
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..             (0.21)       (0.41)       (0.42)       (0.43)       (0.47)      (0.51)
                                                  ---------------------------------------------------------------------------------
Redemption fees ................................                -- d         -- d         -- d         --           --          --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................  $          11.41    $   11.42    $   11.51    $   11.76    $   11.48   $   11.14
                                                  =================================================================================

Total return c .................................              1.82%        2.83%        1.54%        6.33%        7.45%       6.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............  $        555,383    $ 540,348    $ 493,994    $ 454,942    $ 365,043   $ 240,157

Ratios to average net assets:

  Expenses .....................................              0.68% e      0.69%        0.69%        0.70%       0.72%       0.77%

  Net investment income ........................              3.69% e      3.64%        3.67%        3.69%       4.07%       4.49%

Portfolio turnover rate ........................              7.64%       12.62%        9.14%        8.62%       4.86%       7.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 111

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                               --------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                                AUGUST 31, 2006         YEAR ENDED FEBRUARY 28,
CLASS C                                                           (UNAUDITED)           2006         2005        2004 f
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................   $          11.44    $   11.53    $   11.77    $  11.67
                                                               --------------------------------------------------------

Income from investment operations a:

  Net investment income b ..................................               0.18         0.35         0.36        0.24

  Net realized and unrealized gains (losses) ...............              (0.01)       (0.09)       (0.24)       0.10
                                                               --------------------------------------------------------
Total from investment operations ...........................               0.17         0.26         0.12        0.34
                                                               --------------------------------------------------------
Less distributions from net investment income ..............              (0.18)       (0.35)       (0.36)      (0.24)
                                                               --------------------------------------------------------
Redemption fees ............................................                 -- d         -- d         -- d        --
                                                               --------------------------------------------------------
Net asset value, end of period .............................   $          11.43    $   11.44    $   11.53    $  11.77
                                                               ========================================================

Total return c .............................................               1.53%        2.27%        1.05%       2.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................   $         28,677    $  30,178    $  23,384    $ 11,182

Ratios to average net assets:

  Expenses .................................................               1.23% e      1.24%        1.24%       1.25% e

  Net investment income ....................................               3.14% e      3.09%        3.12%       3.14% e

Portfolio turnover rate ....................................               7.64%       12.62%        9.14%       8.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the period July 1, 2003 (effective date) to February 29, 2004.


112 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.5%
   MUNICIPAL BONDS 98.5%
   ALABAMA 5.6%
   Alabama State GO, Series A, 4.00%, 9/01/15 .................................................     $ 1,000,000      $   1,002,990
   Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Refunding, Series B,
    AMBAC Insured,
      4.625%, 8/15/13 .........................................................................       5,900,000          6,137,121
      4.125%, 2/15/14 .........................................................................       3,000,000          3,056,910
   East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
    Series A, MBIA Insured,
      4.50%, 9/01/13 ..........................................................................       1,925,000          1,983,751
      4.625%, 9/01/14 .........................................................................       2,010,000          2,079,968
      4.50%, 9/01/15 ..........................................................................       2,100,000          2,157,561
   Huntsville GO, Capital Improvement wts., Series C, AMBAC Insured, 4.00%, 11/01/14 ..........       1,000,000          1,011,130
   Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
      4.80%, 6/01/13 ..........................................................................       2,400,000          2,505,048
      5.00%, 6/01/17 ..........................................................................       2,900,000          3,100,825
   Jefferson County GO, Capital Improvement wts., Series A, MBIA Insured, 5.00%, 4/01/17 ......       2,195,000          2,344,458
   Jefferson County Limited Obligation School wts. Revenue, Series A, 5.25%, 1/01/16 ..........       2,000,000          2,138,840
   Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/12 ............................         600,000            648,228
   University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/15 ..............       4,070,000          4,380,378
                                                                                                                     -------------
                                                                                                                        32,547,208
                                                                                                                     -------------
   ARIZONA 4.8%
   Arizona School Facilities Board Revenue, Series B, FGIC Insured, 4.00%, 9/01/13 ............       5,000,000          5,076,200
   Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.25%,
    9/01/16 ...................................................................................       2,505,000          2,758,606
   Glendale IDAR, John C Lincoln Health, Refunding, Series B, 5.00%, 12/01/18 .................       5,605,000          5,797,363
   Maricopa County GO, School District No. 97, Deer Valley School Improvement, Series A,
    FGIC Insured, 4.75%, 7/01/12 ..............................................................       4,000,000          4,215,760
   Maricopa County Hospital Revenue, Sun Health Corp., Refunding, 5.00%, 4/01/18 ..............       2,000,000          2,070,400
   Maricopa County USD No. 48 Scottsdale GO, Refunding, Series A, FSA Insured, 4.00%,
    7/01/15 ...................................................................................       3,000,000          3,055,740
   Maricopa County USD No. 80 Chandler GO, Project of 2002, Series A, FSA Insured, 4.00%,
    7/01/14 ...................................................................................       1,000,000          1,014,880
   Mesa GO, Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 .................................         715,000            727,906
   Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
      7/01/14 .................................................................................       1,110,000          1,126,517
      7/01/15 .................................................................................       1,000,000          1,011,870
      7/01/16 .................................................................................       1,000,000          1,008,880
                                                                                                                     -------------
                                                                                                                        27,864,122
                                                                                                                     -------------
   ARKANSAS 2.0%
   Arkansas State Development Finance Authority Revenue, State Agencies Facilities,
    Corrections, Series B, FSA Insured, 5.00%,
      11/01/17 ................................................................................       1,955,000          2,115,975
      11/01/19 ................................................................................       2,065,000          2,218,594
   Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A, 6.20%,
    8/01/17 ...................................................................................       1,105,000          1,161,952


                                                         Semiannual Report | 113

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   ARKANSAS (CONTINUED)
   Little Rock GO, Capital Improvements, FSA Insured, 4.00%, 4/01/15 ..........................     $ 2,500,000      $   2,529,275
   University of Arkansas University Revenues,
      Construction, University of Arkansas for Medical Sciences Campus, Refunding, Series A,
       MBIA Insured, 5.00%, 11/01/16 ..........................................................       1,000,000          1,078,310
      Student Fee University of Arkansas at Fort Smith, FSA Insured, 4.75%, 12/01/15 ..........       2,295,000          2,400,845
                                                                                                                     -------------
                                                                                                                        11,504,951
                                                                                                                     -------------
   CALIFORNIA 6.9%
   California State Department of Water Resources Power Supply Revenue, Series A, Pre-Refunded,
    5.125%, 5/01/18 ...........................................................................       3,000,000          3,261,300
   California State GO,
      Refunding, 5.00%, 2/01/17 ...............................................................       3,000,000          3,186,720
      Various Purpose, 5.25%, 11/01/17 ........................................................      10,000,000         10,874,100
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
    5.00%, 6/01/12 ............................................................................       1,500,000          1,602,270
   Los Angeles Department of Water and Power Waterworks Revenue, Series B, MBIA Insured,
    4.25%, 7/01/17 ............................................................................       6,530,000          6,677,186
   Los Angeles USD, GO, Series A, MBIA Insured,
      4.125%, 7/01/15 .........................................................................       2,500,000          2,558,875
      4.25%, 7/01/16 ..........................................................................       2,500,000          2,568,425
   North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
    Pre-Refunded, 4.00%, 8/01/15 ..............................................................       2,000,000          2,047,620
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
    Refunding, Series A, zero cpn. to 1/15/07, 5.65% thereafter, 1/15/17 ......................       3,000,000          2,980,350
   Tulare Joint UHSD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/16 ............       2,870,000          3,151,949
   Val Verde USD, COP, FGIC Insured, ETM, 5.00%, 1/01/15 ......................................       1,000,000          1,093,060
                                                                                                                     -------------
                                                                                                                        40,001,855
                                                                                                                     -------------
   COLORADO 4.6%
   Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A, MBIA Insured,
    4.375%, 9/01/17 ...........................................................................      17,000,000         17,515,950
   Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 .........       3,000,000          3,278,160
   Denver City and County Medical Facilities GO, 4.00%, 8/01/16 ...............................       6,000,000          6,021,420
                                                                                                                     -------------
                                                                                                                        26,815,530
                                                                                                                     -------------
   FLORIDA 10.4%
   Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/16 .....................       5,915,000          6,359,749
   Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 ..................       1,000,000          1,039,130
   Collier County School Board COP, Refunding, FSA Insured, 5.00%, 2/15/16 ....................       5,000,000          5,398,000
   Florida State Department of Management Services Division Facilities Management Revenue,
    Florida Facilities Pool, Refunding, Series A, AMBAC Insured, 5.00%, 9/01/17 ...............       5,660,000          6,154,627
   Hillsborough County Capacity Assessment Special Assessment Revenue, Series 2006,
    FGIC Insured, 5.00%, 3/01/19 ..............................................................       5,000,000          5,322,350
   Jacksonville Water and Sewer System Revenue, Series B, FSA Insured, 4.10%, 10/01/13 ........       3,000,000          3,007,080
   Marion County Public Improvement Revenue, Refunding, MBIA Insured,
      4.20%, 12/01/12 .........................................................................       1,400,000          1,433,110
      4.30%, 12/01/13 .........................................................................       1,800,000          1,842,426


114 | Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   FLORIDA (CONTINUED)
   Marion County School Board COP, FSA Insured, 4.00%, 6/01/15 ................................     $ 1,115,000      $   1,124,132
   Orange County School Board COP, Series B, FGIC Insured, 5.00%,
      8/01/18 .................................................................................       5,150,000          5,554,378
      8/01/19 .................................................................................       5,985,000          6,434,713
   Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
    10/01/14 ..................................................................................       7,000,000          7,052,430
   Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
    Pre-Refunded,
      6.20%, 12/01/08 .........................................................................         275,000            282,123
      6.30%, 12/01/09 .........................................................................         580,000            595,155
   Tampa Bay Water Utility System Revenue,
      FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 .............................................       1,000,000          1,097,820
      Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/15 ...................................       4,140,000          4,354,783
      Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/16 ...................................       3,400,000          3,576,392
                                                                                                                     -------------
                                                                                                                        60,628,398
                                                                                                                     -------------
   GEORGIA 1.2%
   Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
    12/01/13 ..................................................................................       1,020,000          1,012,064
   South Georgia Governmental Services Authority Revenue, FGIC Insured, 5.00%, 1/01/16 ........       2,650,000          2,888,076
   Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%,
    11/01/07 ..................................................................................       3,105,000          3,108,695
                                                                                                                     -------------
                                                                                                                         7,008,835
                                                                                                                     -------------
   HAWAII 0.4%
   Hawaii State Department of Budget and Finance Special Purpose Revenue, Kaiser Permanente,
    Series A, ETM, 5.10%, 3/01/14 .............................................................       2,500,000          2,605,825
                                                                                                                     -------------
   ILLINOIS 0.8%
   Chicago Park District GO, Refunding, FGIC Insured, 4.125%, 1/01/14 .........................       3,125,000          3,181,437
   Illinois Health Facilities Authority Revenue, Victory Health Services, Series A,
    Pre-Refunded, 5.25%, 8/15/09 ..............................................................       1,170,000          1,198,677
                                                                                                                     -------------
                                                                                                                         4,380,114
                                                                                                                     -------------
   KENTUCKY 0.4%
   Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement,
      5.70%, 10/01/10 .........................................................................       1,000,000          1,019,310
      5.75%, 10/01/11 .........................................................................       1,500,000          1,530,405
                                                                                                                     -------------
                                                                                                                         2,549,715
                                                                                                                     -------------
   LOUISIANA 2.7%
   Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC
    Insured, 5.00%, 6/01/19 ...................................................................      11,000,000         11,814,880
   St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...............       4,000,000          4,165,600
                                                                                                                     -------------
                                                                                                                        15,980,480
                                                                                                                     -------------


                                                         Semiannual Report | 115

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   MARYLAND 1.4%
   Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
    Refunding, CIFG Insured, 5.00%,
      6/01/19 .................................................................................     $ 1,445,000      $   1,556,872
      6/01/20 .................................................................................       1,000,000          1,073,250
   Maryland State Health and Higher Educational Facilities Authority Revenue,
      AMBAC Insured, 5.00%, 7/01/15 ...........................................................       1,000,000          1,087,080
      Peninsula Regional Medical Center, 5.00%, 7/01/18 .......................................       1,600,000          1,712,672
      Peninsula Regional Medical Center, 5.00%, 7/01/19 .......................................       1,430,000          1,525,939
      Peninsula Regional Medical Center, 5.00%, 7/01/20 .......................................       1,000,000          1,063,770
                                                                                                                     -------------
                                                                                                                         8,019,583
                                                                                                                     -------------
   MASSACHUSETTS 1.7%
   Massachusetts State Development Finance Agency Resource Recovery Revenue,
    Waste Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ..........       3,000,000          3,240,570
   Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
    first mortgage, Refunding, Series A, 5.50%, 7/01/08 .......................................       1,045,000          1,056,203
   Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
    Project, Refunding, Series A,
      5.15%, 12/01/07 .........................................................................       2,000,000          2,022,280
      5.20%, 12/01/08 .........................................................................       2,000,000          2,046,000
   Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
    10/01/12 ..................................................................................       1,745,000          1,804,033
                                                                                                                     -------------
                                                                                                                        10,169,086
                                                                                                                     -------------
   MICHIGAN 9.0%
   Battle Creek Downtown Development Authority Tax Allocation, MBIA Insured, Pre-Refunded,
    5.00%, 5/01/17 ............................................................................       3,295,000          3,370,884
   Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
    Refunding, Series B, 5.30%, 11/01/07 ......................................................         815,000            825,122
   Detroit GO, Series B, FSA Insured, 5.00%,
      4/01/18 .................................................................................       2,635,000          2,829,726
      4/01/19 .................................................................................       2,515,000          2,690,547
   Ferris State University Revenue, General,
      AMBAC Insured, Pre-Refunded, 5.00%, 10/01/18 ............................................         520,000            531,398
      Refunding, AMBAC Insured, 5.00%, 10/01/18 ...............................................       2,120,000          2,157,694
   Garden City School District GO, Refunding, FSA Insured, 5.00%,
      5/01/15 .................................................................................       1,250,000          1,360,637
      5/01/18 .................................................................................       1,455,000          1,552,791
   Gull Lake Community School District GO, School Building and Site, FSA Insured, 5.00%,
    5/01/16 ...................................................................................       1,000,000          1,074,180
   Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
      5/01/16 .................................................................................       1,925,000          2,061,213
      5/01/17 .................................................................................       2,025,000          2,162,761
   Michigan Municipal Bond Authority Revenue, School District City of Detroit, FSA Insured,
    5.00%, 6/01/17 ............................................................................      10,000,000         10,723,000


116 | Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   MICHIGAN (CONTINUED)
   Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
    MBIA Insured, Pre-Refunded, 6.00%, 11/15/13 ...............................................     $ 1,200,000      $   1,297,872
   Otsego Public Schools District GO, School Building and Site, FSA Insured, 5.00%, 5/01/16 ...       1,630,000          1,745,339
   Roseville School District GO, School Building and Site, Refunding, FSA Insured, 5.00%,
    5/01/19 ...................................................................................       2,275,000          2,444,260
   Saginaw-Midland Municipal Water Supply Corp. Revenue GO, Water Supply System, Refunding,
    MBIA Insured, 4.25%, 9/01/13 ..............................................................       1,245,000          1,283,433
   South Lyon Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/17 ....................       4,385,000          4,716,111
   Wayne-Westland Community Schools GO, Refunding,
      4.50%, 5/01/12 ..........................................................................       1,035,000          1,076,307
      4.625%, 5/01/13 .........................................................................       1,095,000          1,150,900
      FSA Insured, 5.00%, 5/01/16 .............................................................       2,825,000          3,050,350
   Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17 ..........       4,290,000          4,409,005
                                                                                                                     -------------
                                                                                                                        52,513,530
                                                                                                                     -------------
   MINNESOTA 4.2%
   Chaska ISD No. 112 GO, Refunding, Series A,
      5.00%, 2/01/16 ..........................................................................       4,000,000          4,154,320
      FSA Insured, 4.00%, 2/01/14 .............................................................       2,060,000          2,088,943
   Minneapolis GO, Various Purpose, 5.00%, 12/01/17 ...........................................       3,000,000          3,170,760
   Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured, 4.625%,
    2/01/17 ...................................................................................       1,000,000          1,031,900
   Mounds View ISD No. 621 GO, MBIA Insured, 5.00%,
      2/01/14 .................................................................................       2,340,000          2,486,484
      2/01/15 .................................................................................       2,425,000          2,569,482
      2/01/16 .................................................................................       2,460,000          2,600,417
   Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 .......................       2,215,000          2,315,738
   Robbinsdale ISD No. 281 GO, Refunding, FSA Insured,
      4.00%, 2/01/13 ..........................................................................       2,070,000          2,100,098
      4.125%, 2/01/14 .........................................................................       2,175,000          2,213,432
                                                                                                                     -------------
                                                                                                                        24,731,574
                                                                                                                     -------------
   MISSOURI 2.3%
   Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/19 ..........................       1,675,000          1,740,392
   Jackson County Reorganized School District No. 7 Lees Summit GO, School Building,
    MBIA Insured, 5.00%, 3/01/16 ..............................................................       2,000,000          2,148,340
   Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
      Pre-Refunded, 5.00%, 12/01/08 ...........................................................         940,000            942,980
      Pre-Refunded, 5.00%, 12/01/08 ...........................................................       1,000,000          1,016,360
      Refunding, 5.00%, 12/01/08 ..............................................................       1,060,000          1,064,367
   Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point
    Project, MBIA Insured, 5.00%,
      1/01/17 .................................................................................       1,500,000          1,627,815
      1/01/19 .................................................................................       1,000,000          1,076,300


                                                         Semiannual Report | 117

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   MISSOURI (CONTINUED)
   Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
    MBIA Insured,
      4.375%, 4/01/12 .........................................................................     $   335,000      $     345,700
      4.50%, 4/01/14 ..........................................................................         545,000            563,394
      4.60%, 4/01/15 ..........................................................................       1,360,000          1,407,518
      4.70%, 4/01/16 ..........................................................................       1,165,000          1,207,581
                                                                                                                     -------------
                                                                                                                        13,140,747
                                                                                                                     -------------
   NEW JERSEY 5.2%
   Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
    Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding, Series A, 6.85%,
      12/01/29 ................................................................................       2,625,000          2,840,644
   Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
    5.90%, 1/01/15 ............................................................................         830,000            835,129
   New Jersey State COP, Equipment Lease Purchase, Series A, AMBAC Insured, 5.00%,
    6/15/17 ...................................................................................       5,000,000          5,327,550
   New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
      Refunding, Series C, FSA Insured, 4.50%, 12/15/10 .......................................      10,000,000         10,345,200
      Series D, FSA Insured, 5.00%, 6/15/19 ...................................................       5,630,000          6,038,569
      Series D, FSA Insured, Pre-Refunded, 5.00%, 6/15/19 .....................................       4,370,000          4,761,334
                                                                                                                     -------------
                                                                                                                        30,148,426
                                                                                                                     -------------
   NEW YORK 12.8%
   Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 ...............       1,560,000          1,660,792
   Long Island Power Authority Electric System Revenue, General, Refunding, Series A,
    FGIC Insured, 5.00%, 12/01/19 .............................................................       7,000,000          7,536,060
   Middletown City School District GO, Refunding, Series A, FSA Insured, 4.00%, 11/01/15 ......       2,050,000          2,071,094
   MTA Commuter Facilities Revenue, Services Contract, Series R, ETM, 5.50%, 7/01/11 ..........       2,215,000          2,315,915
   MTA Revenue, Transportation,
      Series C, 5.00%, 11/15/16 ...............................................................       1,150,000          1,245,416
      Series F, 5.00%, 11/15/15 ...............................................................       1,250,000          1,350,275
   MTA Transit Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 .....................       1,500,000          1,598,925
   New York City GO,
      Refunding, Series C, MBIA Insured, 5.875%, 8/01/16 ......................................           5,000              5,437
      Refunding, Series H, 5.00%, 8/01/17 .....................................................       4,330,000          4,599,629
      Series C, MBIA Insured, Pre-Refunded, 5.875%, 8/01/16 ...................................       1,245,000          1,360,910
      Series F, 4.75%, 1/15/16 ................................................................       3,000,000          3,123,360
      Series H, 5.90%, 8/01/09 ................................................................         495,000            509,306
      Series H, 5.00%, 8/01/16 ................................................................       3,000,000          3,199,350
      Series H, Pre-Refunded, 5.90%, 8/01/09 ..................................................           5,000              5,154
      Series I, 5.00%, 8/01/18 ................................................................      10,000,000         10,588,100
      Series J, 6.00%, 8/01/08 ................................................................         985,000          1,014,599
      Series J, Pre-Refunded, 6.00%, 8/01/08 ..................................................       2,015,000          2,077,928
      Series O, 5.00%, 6/01/19 ................................................................       5,000,000          5,304,700
   New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 .............       4,500,000          4,673,610
   New York State Dormitory Authority Revenue, Mortgage, St. Barnabas, Series B, FHA Insured,
    4.25%, 8/01/14 ............................................................................       2,355,000          2,410,484


118 | Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEW YORK (CONTINUED)
   New York State Dormitory Authority Revenues, Mental Health Services Facilities Improvement,
      Refunding, Series D, 5.60%, 2/15/07 .....................................................     $   115,000      $     115,979
      Series D, MBIA Insured, 5.00%, 8/15/17 ..................................................       2,000,000          2,062,300
   New York State Energy Research and Development Authority PCR, New York State Electric and
    Gas, MBIA Insured, 4.10%, 3/15/15 .........................................................       7,000,000          7,077,770
   Yonkers GO,
      Refunding, Series A, MBIA Insured, 5.00%, 8/01/17 .......................................       6,435,000          6,932,747
      Series B, FSA Insured, 4.00%, 10/15/16 ..................................................       1,890,000          1,894,857
                                                                                                                     -------------
                                                                                                                        74,734,697
                                                                                                                     -------------
   NORTH CAROLINA 3.8%
   Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.25%,
      8/01/15 .................................................................................         915,000            981,420
      8/01/17 .................................................................................       1,020,000          1,094,042
      8/01/19 .................................................................................       1,030,000          1,104,767
   Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 ...................................       4,000,000          4,241,280
   North Carolina Eastern Municipal Power Agency Power System Revenue,
      Refunding, Series D, 6.00%, 1/01/09 .....................................................         600,000            614,502
      Series D, 6.45%, 1/01/14 ................................................................       1,000,000          1,085,780
   North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series B,
    6.50%, 1/01/09 ............................................................................       5,000,000          5,273,900
   Rutherford County COP, Refunding, AMBAC Insured, 5.00%, 9/01/17 ............................       1,275,000          1,355,134
   Wake County GO, Public Improvement, 4.50%, 3/01/14 .........................................       6,400,000          6,671,488
                                                                                                                     -------------
                                                                                                                        22,422,313
                                                                                                                     -------------
   OHIO 5.7%
   Akron GO, Various Purpose, Refunding and Improvement, MBIA Insured, 4.125%, 12/01/14 .......       1,000,000          1,021,190
   Allen County GO, Refunding, AMBAC Insured, 4.75%, 12/01/17 .................................       2,180,000          2,282,809
   Cleveland Municipal School District GO, FSA Insured, 5.00%,
      12/01/14 ................................................................................       1,915,000          2,075,688
      12/01/15 ................................................................................       1,510,000          1,630,377
      12/01/16 ................................................................................       1,400,000          1,506,750
   Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
      5.25%, 7/01/08 ..........................................................................         575,000            583,016
      5.40%, 7/01/10 ..........................................................................         775,000            792,786
      5.50%, 7/01/11 ..........................................................................         500,000            512,160
   Kenston Local School District GO, School Improvement, MBIA Insured, 4.00%, 12/01/15 ........       1,775,000          1,795,838
   Lake Ohio Local School District GO, MBIA Insured, 5.20%, 12/01/17 ..........................       2,565,000          2,737,317
   Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 .......................       1,360,000          1,448,672
   Mason City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
    12/01/15 ..................................................................................       2,670,000          2,915,293
   Nordonia Hills City School District GO, School Improvement, Refunding, FGIC Insured, 4.50%,
    12/01/21 ..................................................................................       2,360,000          2,412,368
   Ohio State Building Authority Revenue, State Facilities, Administration Building Fund
    Project, Refunding, Series B, FSA Insured, 4.00%, 10/01/12 ................................       1,000,000          1,016,700
   Penta Career Center COP, Wood Lucas Sandusky Fulton Ottawa Henry and Hancock Counties,
    FGIC Insured, 4.00%, 4/01/16 ..............................................................       1,685,000          1,678,327


                                                         Semiannual Report | 119

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OHIO (CONTINUED)
   Southwest Regional Water District Water Revenue, Refunding and Improvement, MBIA Insured,
    4.00%, 12/01/14 ...........................................................................     $ 1,020,000      $   1,036,626
   University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
    1/01/14 ...................................................................................       2,000,000          2,151,700
   University of Cincinnati General Receipts Revenue, Series A, AMBAC Insured, 5.00%,
    6/01/17 ...................................................................................       3,000,000          3,242,160
   Westerville City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/18 ..............       1,000,000          1,072,420
   Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 .............................................       1,275,000          1,497,488
                                                                                                                     -------------
                                                                                                                        33,409,685
                                                                                                                     -------------
   OKLAHOMA 0.3%
   Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
    MBIA Insured,
      5.60%, 3/01/10 ..........................................................................         775,000            801,606
      6.00%, 3/01/15 ..........................................................................         700,000            736,533
                                                                                                                     -------------
                                                                                                                         1,538,139
                                                                                                                     -------------
   OREGON 3.6%
   Clackamas County Hospital Facility Authority Revenue, Willamette View Inc. Project,
    Refunding, 6.00%, 11/01/06 ................................................................         260,000            260,580
   Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 4.00%,
    11/01/15 ..................................................................................       2,475,000          2,504,106
   Oregon State Department of Administrative Services COP, Series A, FGIC Insured, 5.00%,
    11/01/19 ..................................................................................       2,340,000          2,521,397
   Portland GO, Arena, Refunding, Series B, 5.00%, 6/01/16 ....................................       3,075,000          3,327,950
   Portland Sewer System Revenue, second lien, Series B, MBIA Insured, 5.00%,
      6/15/18 .................................................................................       3,135,000          3,396,961
      6/15/19 .................................................................................       3,290,000          3,551,061
   Salem Water and Sewer Revenue,
      MBIA Insured, 4.10%, 6/01/16 ............................................................       1,035,000          1,052,015
      Refunding, FSA Insured, 4.375%, 6/01/11 .................................................       2,160,000          2,230,286
      Refunding, FSA Insured, 4.50%, 6/01/12 ..................................................       2,250,000          2,346,885
                                                                                                                     -------------
                                                                                                                        21,191,241
                                                                                                                     -------------
   PENNSYLVANIA 2.0%
   Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
    12/01/13 ..................................................................................       5,000,000          5,198,000
   Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%,
    7/01/07 ...................................................................................         555,000            560,361
   Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 4.00%,
      9/01/14 .................................................................................       4,000,000          4,075,720
      9/01/15 .................................................................................       2,000,000          2,024,340
                                                                                                                     -------------
                                                                                                                        11,858,421
                                                                                                                     -------------


120 | Semiannual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   SOUTH CAROLINA 0.5%
   Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
    AMBAC Insured, 5.25%, 1/01/10 .............................................................     $ 1,000,000      $   1,041,910
   Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured, 4.00%,
    1/01/14 ...................................................................................       2,000,000          2,028,940
                                                                                                                     -------------
                                                                                                                         3,070,850
                                                                                                                     -------------
   TENNESSEE 0.6%
   Tennessee State School Board Authority Revenue, Higher Educational Facilities,
    Second Program, Series A, FSA Insured, Pre-Refunded, 5.00%, 5/01/13 .......................       3,425,000          3,655,468
                                                                                                                     -------------
   TEXAS 2.6%
   Edgewood ISD Bexar County GO, Series A, 5.00%,
      2/15/16 .................................................................................       1,225,000          1,309,648
      2/15/17 .................................................................................       1,285,000          1,368,679
   Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
    AMBAC Insured, 5.00%, 9/01/11 .............................................................       6,000,000          6,360,540
   Laredo ISD Public Facility Corp. Lease Revenue,
      Series A, AMBAC Insured, 5.00%, 8/01/15 .................................................       1,000,000          1,049,080
      Series C, AMBAC Insured, 5.00%, 8/01/19 .................................................       1,000,000          1,049,080
   Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
    11/01/10 ..................................................................................       2,500,000          2,530,050
   Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Series
    A, MBIA Insured, Pre-Refunded, 6.25%, 11/15/17 ............................................       1,500,000          1,631,190
                                                                                                                     -------------
                                                                                                                        15,298,267
                                                                                                                     -------------
   UTAH 0.5%
   Salt Lake County College Revenue,
      Refunding, 5.00%, 10/01/19 ..............................................................       2,585,000          2,645,489
      Westminster College Project, 5.50%, 10/01/12 ............................................         340,000            349,041
                                                                                                                     -------------
                                                                                                                         2,994,530
                                                                                                                     -------------
   WASHINGTON 1.3%
   King County School District No. 406 South Central GO, Refunding, FSA Insured, 5.00%,
    12/01/16 ..................................................................................       3,000,000          3,230,370
   Washington State GO, Series A, FSA Insured, 5.00%, 7/01/16 .................................       4,000,000          4,325,480
                                                                                                                     -------------
                                                                                                                         7,555,850
                                                                                                                     -------------
   WEST VIRGINIA 0.1%
   West Virginia Public Energy Authority Energy Revenue, Morgantown Assn. Project, Series A,
    5.05%, 7/01/08 ............................................................................         365,000            367,843
                                                                                                                     -------------
   U.S. TERRITORIES 1.1%
   VIRGIN ISLANDS 1.1%
   Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 .....................       4,000,000          4,130,160
   Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
    7/01/09 ...................................................................................       2,400,000          2,426,856
                                                                                                                     -------------
   TOTAL U.S. TERRITORIES .....................................................................                          6,557,016
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $561,234,066) ............................................                        575,264,299
                                                                                                                     -------------


                                                         Semiannual Report | 121

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 0.5%
   MUNICIPAL BONDS 0.5%
   LOUISIANA 0.0% a
 b Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, ACES, Refunding, Daily VRDN and Put, 3.41%, 9/01/17 ..........................     $   100,000      $     100,000
                                                                                                                     -------------
   MASSACHUSETTS 0.2%
 b Massachusetts State Development Finance Agency Revenue, Harvard University, Series B-1,
    Daily VRDN and Put, 3.30%, 7/15/36 ........................................................         700,000            700,000
 b Massachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding, Sub Series D,
    Daily VRDN and Put, 3.40%, 8/01/17 ........................................................         400,000            400,000
                                                                                                                     -------------
                                                                                                                         1,100,000
                                                                                                                     -------------
   MISSOURI 0.1%
 b Missouri State Health and Educational Facilities Authority Health Facilities Revenue, SSM
    Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 3.40%,
    6/01/19 ...................................................................................         600,000            600,000
                                                                                                                     -------------
   NEW YORK 0.2%
 b Long Island Power Authority Electric System Revenue, Sub Series 2, Daily VRDN and Put,
    3.35%, 5/01/33 ............................................................................         300,000            300,000
 b Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
    Series 2, Daily VRDN and Put, 3.56%, 5/01/19 ..............................................         800,000            800,000
                                                                                                                     -------------
                                                                                                                         1,100,000
                                                                                                                     -------------
   TOTAL SHORT TERM INVESTMENTS (COST $2,900,000) .............................................                          2,900,000
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $564,134,066) 99.0% ................................................                        578,164,299
   OTHER ASSETS, LESS LIABILITIES 1.0% ........................................................                          5,896,049
                                                                                                                     -------------
   NET ASSETS 100.0% ..........................................................................                      $ 584,060,348
                                                                                                                     =============

See Selected Portfolio Abbreviations on page 184.

a     Rounds to less than 0.1% of net assets.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


122 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                                          ---------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                          AUGUST 31, 2006           YEAR ENDED FEBRUARY 28,
CLASS A                                                     (UNAUDITED)           2006          2005        2004 f
                                                          ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................     $    9.91        $    9.99     $   10.12    $  10.00
                                                          ---------------------------------------------------------
Income from investment operations a:

   Net investment income b ............................          0.13             0.21          0.15        0.06

   Net realized and unrealized gains (losses) .........          0.02            (0.09)        (0.14)       0.11
                                                          ---------------------------------------------------------
Total from investment operations ......................          0.15             0.12          0.01        0.17
                                                          ---------------------------------------------------------
Less distributions from net investment income .........         (0.14)           (0.20)        (0.14)      (0.05)
                                                          ---------------------------------------------------------
Redemption fees .......................................            -- d             -- d          -- d        --
                                                          ---------------------------------------------------------
Net asset value, end of period ........................     $    9.92        $    9.91     $    9.99    $  10.12
                                                          =========================================================

Total return c ........................................          1.55%            1.23%         0.14%       1.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................     $  20,936        $  26,005     $  33,254    $ 24,282

Ratios to average net assets:

   Expenses before waiver and payments by affiliate ...          1.22% e          1.09%         1.13%       1.27% e

   Expenses net of waiver and payments by affiliate ...          0.50% e          0.50%         0.50%       0.50% e

   Net investment income ..............................          2.69% e          2.07%         1.49%       1.22% e

Portfolio turnover rate ...............................         50.51%           32.42%        15.79%       8.08%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f For the period September 2, 2003 (commencement of operations) to February 29, 2004.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 123

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 77.6%
   MUNICIPAL BONDS 77.6%
   ALABAMA 1.2%
   Etowah County Board of Education Special Tax School Warrants, Refunding, FSA Insured, 2.60%,
    9/01/08 ...................................................................................     $   250,000      $     243,190
                                                                                                                     -------------
   CALIFORNIA 2.0%
   California State University at Channel Islands Financing Authority Revenue, Rental Housing
    and Town Center, Mandatory Put 8/01/07, Series A, 2.50%, 8/01/44 ..........................         430,000            425,300
                                                                                                                     -------------
   COLORADO 1.7%
   Strasburg School District No. 31J GO, MBIA Insured, zero cpn.,
      12/01/07 ................................................................................         220,000            210,201
      12/01/08 ................................................................................         170,000            156,208
                                                                                                                     -------------
                                                                                                                           366,409
                                                                                                                     -------------
   FLORIDA 0.5%
   Marion County Utility System Revenue, Series A, MBIA Insured, 2.00%, 12/01/06 ..............         100,000             99,435
                                                                                                                     -------------
   KENTUCKY 0.3%
   Breathitt County Justice Center Corp. Revenue, Justice Center Project, MBIA Insured, 3.00%,
    10/01/06 ..................................................................................          55,000             54,961
                                                                                                                     -------------
   LOUISIANA 4.9%
   Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC
    Insured, 5.00%, 6/01/09 ...................................................................       1,000,000          1,034,270
                                                                                                                     -------------
   MICHIGAN 0.5%
   Commerce Charter Township Michigan GO, Special Assessment, Series A, FSA Insured, 2.50%,
    10/01/06 ..................................................................................         100,000             99,877
                                                                                                                     -------------
   MISSOURI 1.2%
   Platte County COP, Public Improvements, 2.40%, 10/01/08 ....................................         200,000            193,356
   Springfield COP, Enterprise System Project, 3.85%, 2/01/08 .................................          50,000             50,134
                                                                                                                     -------------
                                                                                                                           243,490
                                                                                                                     -------------
   NEVADA 8.1%
   Henderson Local ID Special Assessment,
      No. T-1, Lake Las Vegas, Refunding, Senior Series A-1, FSA Insured, 3.75%, 8/01/09 ......       1,230,000          1,233,665
      No. T-6, Limited Obligation, Refunding, Senior Series A, FSA Insured, 2.85%, 11/01/09 ...         280,000            270,570
   Washoe County Improvement Bonds, Refunding, FSA Insured, 2.50%, 11/01/08 ...................         210,000            203,045
                                                                                                                     -------------
                                                                                                                         1,707,280
                                                                                                                     -------------
   NEW YORK 17.7%
   New York State Dormitory Authority Revenues,
      Hospital, Maimonides, MBIA Insured, 3.50%, 8/01/09 ......................................         300,000            498,846
      The New York and Presbyterian Hospital, Mortgage, Refunding, Series A, FHA Insured,
       5.00%, 8/15/09 .........................................................................         750,000            778,193
      Non State Supported Debt, Aids Long Term Health Care Facility, Refunding, 5.00%,
       11/01/11 ...............................................................................         750,000            783,945
   New York State Urban Development Corp. Correctional and Youth Facilities Service Revenue,
    Mandatory Put 1/01/09, Series A, 4.00%, 1/01/28 ...........................................         400,000            402,008
   New York State Urban Development Corp. Revenue, State Personal Income Tax, Series C-1 Empire
    State, 2.80%, 12/15/09 ....................................................................         245,000            235,947
   Tobacco Settlement Financing Corp. Revenue, Series B-1, 4.00%, 6/01/07 .....................       1,000,000          1,003,410
                                                                                                                     -------------
                                                                                                                         3,702,349
                                                                                                                     -------------


124 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OHIO 8.1%
   Franklin County Hospital Revenue, Hospital Corp., Refunding, Series C, MBIA Insured, 2.50%,
    5/15/08 ...................................................................................     $   500,000      $     486,585
   Stark County GO, Sewage System, Refunding, AMBAC Insured, 2.50%, 12/01/08 ..................         370,000            357,342
   Sugarcreek Local School District GO, School Improvement, Refunding, MBIA Insured, 2.00%,
    12/01/06 ..................................................................................         500,000            497,210
   Warren GO, AMBAC Insured, 2.00%, 12/01/06 ..................................................         365,000            362,964
                                                                                                                     -------------
                                                                                                                         1,704,101
                                                                                                                     -------------
   OREGON 0.5%
   Lake County School District No. 014 GO, Refunding, FSA Insured, 2.50%, 1/15/08 .............         105,000            102,722
                                                                                                                     -------------
   PENNSYLVANIA 1.9%
   Lehigh County IDA, PCR, Electrical Utilities Corp. Project, Refunding, AMBAC Insured,
    3.125%, 11/01/08 ..........................................................................         150,000            147,648
   Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 2.65%, 9/01/08 .......         250,000            243,172
                                                                                                                     -------------
                                                                                                                           390,820
                                                                                                                     -------------
   RHODE ISLAND 0.5%
   Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
    Series 44-A, 2.40%, 10/01/07 ..............................................................         100,000             98,026
                                                                                                                     -------------
   SOUTH DAKOTA 1.7%
   South Dakota HDA Revenue, Series D, 2.90%, 5/01/09 .........................................         375,000            363,986
                                                                                                                     -------------
   UTAH 0.8%
   Davis County Sales Tax Revenue, Series B, AMBAC Insured, 2.55%, 10/01/08 ...................         180,000            174,672
                                                                                                                     -------------
   VIRGINIA 2.2%
   Virginia State Public School Authority Revenue, School Financing 1997, Refunding, Series C,
    5.00%, 8/01/08 ............................................................................         455,000            467,103
                                                                                                                     -------------
   WASHINGTON 13.3%
   Washington State GO, Motor Vehicle Tax, Series F, AMBAC Insured, zero cpn., 12/01/09 .......       1,000,000            877,020
 a Washington State Health Care Facilities Authority Revenue, Kadlec Medical Center, Series A,
    Assured Guaranty Insured, 5.00%, 12/01/10 .................................................       1,000,000          1,043,700
   Washington State Higher Education Facilities Authority Revenue, University of Puget Sound
    Project,
      Mandatory Put 4/01/08, Refunding, 5.00%, 10/01/30 .......................................         750,000            763,792
      Refunding, 3.80%, 10/01/07 ..............................................................         100,000            100,154
                                                                                                                     -------------
                                                                                                                         2,784,666
                                                                                                                     -------------
   WEST VIRGINIA 1.0%
   West Virginia State Hospital Finance Authority Hospital Revenue, West Virginia University
    Hospital, Refunding, FSA Insured, 2.50%, 6/01/07 ..........................................         205,000            202,442
                                                                                                                     -------------
   WYOMING 2.5%
   Sweetwater County Improvement Project Powers Board Lease Revenue, MBIA Insured, 5.00%,
    12/15/10 ..................................................................................         500,000            525,050
                                                                                                                     -------------
   U.S. TERRITORIES 7.0%
   GUAM 1.1%
   Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 .....         240,000            230,611
                                                                                                                     -------------


                                                         Semiannual Report | 125

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORIES (CONTINUED)
   PUERTO RICO 5.9%
   Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
    Series C, MBIA Insured, 5.00%, 7/01/28 ....................................................     $   660,000      $     677,035
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/11 ......         545,000            562,881
                                                                                                                     -------------
                                                                                                                         1,239,916
                                                                                                                     -------------
   TOTAL U.S. TERRITORIES .....................................................................                          1,470,527
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $16,352,297) .............................................                         16,260,676
                                                                                                                     -------------
   SHORT TERM INVESTMENTS 27.1%
   MUNICIPAL BONDS 27.1%
   ILLINOIS 4.8%
   Chicago GO, Tender Notes, Mandatory Put 12/07/06, 3.37%, 2/02/07 ...........................       1,000,000            999,200
                                                                                                                     -------------
   MASSACHUSETTS 1.4%
 b Massachusetts State GO, Consolidated Loan, Series A, Daily VRDN and Put, 3.50%, 3/01/26 ....         300,000            300,000
                                                                                                                     -------------
   NEW YORK 17.0%
 b New York City Transitional Finance Authority Revenue, New York City Recovery, Refunding,
    Series 3, Sub Series 3 H, Daily VRDN and Put, 3.43%, 11/01/22 .............................       1,100,000          1,100,000
   New York State Dormitory Authority Revenues, State Supported Debt, Lease, State University
    Dormitory Facilities, Series A, 4.50%, 7/01/07 ............................................         700,000            704,900
   Rockland County GO, RAN, 4.50%, 3/22/07 ....................................................       1,000,000          1,004,550
   Syracuse GO, BAN, Series A, 4.50%, 6/20/07 .................................................         750,000            755,018
                                                                                                                     -------------
                                                                                                                         3,564,468
                                                                                                                     -------------
   UTAH 2.9%
 b Intermountain Power Agency Power Supply Revenue, Series F, AMBAC Insured, Semi-Annually
    VRDN and Put, 3.45%, 7/01/15 ..............................................................         600,000            600,000
                                                                                                                     -------------
   U.S. TERRITORIES 1.0%
   PUERTO RICO 1.0%
 b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 3.30%, 7/01/28 ..............................         200,000            200,000
                                                                                                                     -------------
   TOTAL SHORT TERM INVESTMENTS (COST $5,664,158) .............................................                          5,663,668
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $22,016,455) 104.7% ................................................                         21,924,344
   OTHER ASSETS, LESS LIABILITIES (4.7)% ......................................................                           (988,763)
                                                                                                                     -------------
   NET ASSETS 100.0% ..........................................................................                      $  20,935,581
                                                                                                                     =============

See Selected Portfolio Abbreviations on page 184.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


126 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                          -----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           AUGUST 31, 2006                              YEAR ENDED FEBRUARY 28,
CLASS A                                      (UNAUDITED)            2006           2005           2004 f        2003          2002
                                          -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ..     $     10.83      $     10.81    $     10.78    $     10.39   $     10.58   $     10.50
                                          -----------------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ............            0.27             0.55           0.58           0.59          0.59          0.61

   Net realized and unrealized gains
     (losses) .........................            0.05             0.03           0.03           0.39         (0.18)         0.06
                                          -----------------------------------------------------------------------------------------
Total from investment operations ......            0.32             0.58           0.61           0.98          0.41          0.67
                                          -----------------------------------------------------------------------------------------
Less distributions from net investment
   income .............................           (0.27)           (0.56)         (0.58)         (0.59)        (0.60)        (0.59)
                                          -----------------------------------------------------------------------------------------
Redemption fees .......................              -- d             -- d           -- d           --            --            --
                                          -----------------------------------------------------------------------------------------
Net asset value, end of period ........     $     10.88      $     10.83    $     10.81    $     10.78   $     10.39   $     10.58
                                          =========================================================================================

Total return c ........................            2.98%            5.45%          5.94%          9.75%         3.97%         6.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....     $ 5,138,140      $ 5,070,599    $ 4,714,804    $ 4,570,744   $ 4,410,233   $ 4,660,764

Ratios to average net assets:

   Expenses ...........................            0.62% e          0.63%          0.62%          0.62%         0.62%         0.62%

   Net investment income ..............            5.04% e          5.11%          5.44%          5.62%         5.69%         5.78%

Portfolio turnover rate ...............            5.68%           11.63%          8.60%          8.67%        11.81%        10.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 127

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                          -----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          AUGUST 31, 2006                               YEAR ENDED FEBRUARY 28,
CLASS B                                     (UNAUDITED)             2006           2005           2004 f        2003          2002
                                          -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ..     $    10.90       $     10.87    $     10.84    $     10.45   $     10.64   $     10.54
                                          -----------------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ............           0.24              0.50           0.52           0.53          0.54          0.56

   Net realized and unrealized gains
      (losses) ........................           0.05              0.03           0.04           0.39        (0.19)          0.07
                                          -----------------------------------------------------------------------------------------
Total from investment operations ......           0.29              0.53           0.56           0.92          0.35          0.63
                                          -----------------------------------------------------------------------------------------
Less distributions from net investment
   income .............................          (0.24)            (0.50)         (0.53)         (0.53)        (0.54)        (0.53)
                                          -----------------------------------------------------------------------------------------
Redemption fees .......................             -- d              -- d           -- d           --            --            --
                                          -----------------------------------------------------------------------------------------
Net asset value, end of period ........     $    10.95       $     10.90    $     10.87    $     10.84   $     10.45   $     10.64
                                          =========================================================================================

Total return c ........................           2.67%             4.93%          5.32%          9.09%         3.37%         6.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....     $  230,351       $   240,628    $   258,063    $   250,878   $   212,027   $   175,655

Ratios to average net assets:

   Expenses ...........................           1.17% e           1.18%          1.18%          1.18%         1.18%         1.18%

   Net investment income ..............           4.49% e           4.56%          4.88%          5.06%         5.13%         5.23%

Portfolio turnover rate ...............           5.68%            11.63%          8.60%          8.67%        11.81%        10.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


128 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          AUGUST 31, 2006                               YEAR ENDED FEBRUARY 28,
CLASS C                                     (UNAUDITED)             2006           2005           2004 f        2003          2002
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ..     $    10.95       $     10.91    $     10.88    $     10.48   $     10.67   $     10.58
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ............           0.25              0.50           0.52           0.54          0.54          0.56

   Net realized and unrealized gains
      (losses) ........................           0.03              0.03           0.03           0.39         (0.19)         0.06
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......           0.28              0.53           0.55           0.93          0.35          0.62
                                          ------------------------------------------------------------------------------------------
Less distributions from net investment
   income .............................          (0.24)            (0.49)         (0.52)         (0.53)        (0.54)        (0.53)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................             -- d              -- d           -- d           --            --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........     $    10.99       $     10.95    $     10.91    $     10.88   $     10.48   $     10.67
                                          ==========================================================================================

Total return c ........................           2.57%             5.00%          5.29%          9.16%         3.37%         5.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....     $  719,093       $   695,270    $   588,921    $   565,210   $   508,653   $   504,900

Ratios to average net assets:

   Expenses ...........................           1.17% e           1.18%          1.18%          1.18%         1.18%         1.18%

   Net investment income ..............           4.49% e           4.56%          4.88%          5.06%         5.13%         5.23%

Portfolio turnover rate ...............           5.68%            11.63%          8.60%          8.67%        11.81%        10.18%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 129

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                             --------------------------------
                                                             SIX MONTHS ENDED    PERIOD ENDED
                                                              AUGUST 31, 2006    FEBRUARY 28,
ADVISOR CLASS                                                   (UNAUDITED)          2006 f
                                                             --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................       $ 10.85          $ 10.76
                                                             --------------------------------
Income from investment operations a:

   Net investment income b ...............................          0.28             0.10

   Net realized and unrealized gains (losses) ............          0.03             0.04
                                                             --------------------------------
Total from investment operations .........................          0.31             0.14
                                                             --------------------------------
Less distributions from net investment income ............         (0.27)           (0.05)
                                                             --------------------------------
Redemption fees ..........................................            -- d             -- d
                                                             --------------------------------
Net asset value, end of period ...........................       $ 10.89          $ 10.85
                                                             ================================

Total return c ...........................................          2.93%            1.34%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........................       $12,076          $   471

Ratios to average net assets:

   Expenses ..............................................          0.52% e          0.53% e

   Net investment income .................................          5.14% e          5.21% e

Portfolio turnover rate ..................................          5.68%           11.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the period January 3, 2006 (effective date) to February 28, 2006.


130 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 96.4%
   MUNICIPAL BONDS 96.4%
   ALABAMA 0.3%
   Camden IDB Exempt Facilities Revenue, Weyerhaeuser, Refunding,
      Series A, 6.125%, 12/01/24 ..............................................................   $      3,000,000   $    3,284,430
      Series B, 6.375%, 12/01/24 ..............................................................          1,750,000        1,914,430
   Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO, 7.75%,
    7/01/21 ...................................................................................         10,220,000       11,066,012
                                                                                                                     --------------
                                                                                                                         16,264,872
                                                                                                                     --------------
   ALASKA 0.2%
   Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
    Regional Power,
      5.70%, 1/01/12 ..........................................................................          1,990,000        1,999,353
      5.80%, 1/01/18 ..........................................................................          1,495,000        1,471,738
      5.875%, 1/01/32 .........................................................................          6,900,000        6,513,945
                                                                                                                     --------------
                                                                                                                          9,985,036
                                                                                                                     --------------
   ARIZONA 4.1%
   Apache County IDA,
      IDR, Tucson Electric Power Co. Project, Refunding, Series C, 5.85%, 3/01/26 .............         16,500,000       16,615,995
      PCR, Tucson Electric Power Co. Project, Refunding, Series A, 5.85%, 3/01/28 .............         53,150,000       53,520,987
      PCR, Tucson Electric Power Co. Project, Refunding, Series B, 5.875%, 3/01/33 ............         33,800,000       34,033,558
   Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health
    Network, Pre-Refunded, 6.375%, 12/01/37 ...................................................          2,500,000        2,878,550
   Arizona Health Facilities Authority Revenue,
      Bethesda Foundation Project, Series A, 6.375%, 8/15/15 ..................................            400,000          406,444
      Bethesda Foundation Project, Series A, 6.40%, 8/15/27 ...................................          4,000,000        4,030,600
      Catholic Healthcare West, Series A, 6.625%, 7/01/20 .....................................          3,940,000        4,351,296
   Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A,
    7.25%, 12/01/32 ...........................................................................         14,500,000       15,820,515
   Coconino County Pollution Control Corp. Revenue, Tucson Electric Power Navajo, Refunding,
      Series A, 7.125%, 10/01/32 ..............................................................         21,125,000       22,097,384
      Series B, 7.00%, 10/01/32 ...............................................................          9,500,000        9,919,900
   Downtown Phoenix Hotel Corp. Revenue, Sub Series B, FGIC Insured, 5.00%, 7/01/36 ...........         10,000,000       10,415,200
   Maricopa County IDA Health Facilities Revenue, Catholic Healthcare West, Refunding,
    Series A,
      5.50%, 7/01/26 ..........................................................................          7,500,000        7,923,450
      ACA Insured, 5.00%, 7/01/16 .............................................................          6,500,000        6,610,175
   Maricopa County Pollution Control Corp. PCR, Public Service Co. of Colorado, Refunding,
    Series A, 5.75%, 11/01/22 .................................................................          9,800,000        9,914,856
   Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding, MBIA
    Insured, 5.00%, 7/01/29 ...................................................................         36,500,000       38,466,255
   Pima County IDAR, Tucson Electric Power Co. Project, Series A, 6.10%, 9/01/25 ..............          3,990,000        4,019,925
   University Medical Center Corp. Revenue, 5.00%, 7/01/35 ....................................         10,175,000       10,348,484
                                                                                                                     --------------
                                                                                                                        251,373,574
                                                                                                                     --------------
   ARKANSAS 0.3%
   Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlatch
    Corp. Projects, Series A, 7.75%, 8/01/25 ..................................................          3,800,000        4,317,218
   Baxter County IDR, Aeroquip Corp. Project, Refunding, 5.80%, 10/01/13 ......................          2,400,000        2,657,424


                                                         Semiannual Report | 131

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   ARKANSAS (CONTINUED)
   Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
    11/01/26 ..................................................................................   $     10,000,000   $   10,509,100
   Warren Solid Waste Disposal Revenue, Potlach Corp. Project, 7.00%, 4/01/12 .................          3,150,000        3,419,388
                                                                                                                     --------------
                                                                                                                         20,903,130
                                                                                                                     --------------
   CALIFORNIA 18.2%
   ABAG 1915 Act Special Assessment, Windemere Ranch AD,
      1999-1, 6.375%, 9/02/32 .................................................................          9,735,000       10,422,583
      Series 1, 7.45%, 9/02/30 ................................................................         37,525,000       39,800,141
   Adelanto Water Authority Revenue, Subordinated, Water System Acquisition Project, Series
    A, Pre-Refunded, 7.50%, 9/01/28 ...........................................................         21,330,000       23,271,243
   Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 .........         11,350,000       11,935,773
   Avenal PFAR, Pre-Refunded,
      7.00%, 9/02/10 ..........................................................................            825,000          856,787
      7.25%, 9/02/27 ..........................................................................          3,665,000        3,867,125
   Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A,
    5.35%, 9/01/36 ............................................................................          3,680,000        3,715,659
   Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ............          4,340,000        5,166,770
   Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 .............................          5,780,000        6,564,462
   California County Tobacco Securitization Agency Revenue, Asset-Backed, Alameda County,
    5.875%, 6/01/35 ...........................................................................          3,700,000        3,885,703
   California Educational Facilities Authority Revenue, Pooled College and University
    Financing, Refunding, Series B, 6.125%, 6/01/09 ...........................................             30,000           30,027
   California Health Facilities Financing Authority Revenue, Marshall Medical Center,
    Series A, California Mortgage Insured, 5.00%,
      11/01/24 ................................................................................          2,295,000        2,393,134
      11/01/29 ................................................................................          2,220,000        2,299,520
      11/01/33 ................................................................................          3,130,000        3,224,870
   California Infrastructure and Economic Development Bank Revenue, Department of Social
    Services Administration Building, AMBAC Insured, 5.00%,
      12/01/30 ................................................................................         10,300,000       11,280,045
      12/01/35 ................................................................................         14,110,000       15,335,736
   California State GO,
      5.00%, 2/01/33 ..........................................................................         40,640,000       42,009,162
      Refunding, 5.25%, 4/01/30 ...............................................................          2,500,000        2,622,750
      Refunding, 5.25%, 4/01/32 ...............................................................          2,500,000        2,617,700
      Various Purpose, 5.125%, 11/01/24 .......................................................         18,935,000       19,970,555
      Various Purpose, 5.00%, 8/01/33 .........................................................         25,000,000       25,982,000
   California Statewide CDA Revenue,
      Elder Care Alliance, Series A, 8.25%, 11/15/32 ..........................................         13,090,000       13,907,340
      Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 .............................          3,285,000        3,856,656
      John F. Kennedy University, 6.75%, 10/01/33 .............................................          8,000,000        8,402,160
      Monterey Institute International, 5.50%, 7/01/31 ........................................         13,240,000       13,097,405
      Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 ....................................          6,545,000        7,399,450
      Sutter Health, Refunding, Series A, 5.00%, 11/15/43 .....................................         25,000,000       25,628,000
   Chino CFD Special Tax, No. 03-3, Improvement Area 2, 5.00%, 9/01/36 ........................          2,215,000        2,224,945


132 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Chula Vista CFD Special Tax,
      No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34 ....................................   $      3,205,000   $    3,368,391
      No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36 ......................................          2,675,000        2,722,829
      No. 99-1, Otay Ranch Special Assessment 1, Pre-Refunded, 6.10%, 9/01/31 .................          4,890,000        5,426,922
   Corona COP, Corona Community Hospital Project,
      ETM, 9.425%, 9/01/06 ....................................................................          1,355,000        1,355,000
      Pre-Refunded, 9.425%, 9/01/20 ...........................................................          8,820,000       10,554,894
   El Dorado County CFD Special Tax, Promontory Specific, Series No. 2001-1, 6.30%, 9/01/31 ...          3,500,000        3,743,670
   Elk Grove Special Tax, East Franklin Community No. 1-A, Pre-Refunded,
      5.80%, 8/01/25 ..........................................................................          3,745,000        3,964,869
      6.00%, 8/01/33 ..........................................................................          5,435,000        5,763,654
   Emeryville RDA, MFHR, Emery Bay Apartments II,
      Refunding, Series A, 5.85%, 10/01/28 ....................................................         13,390,000       13,356,391
      sub. lien, Refunding, Series B, 6.35%, 10/01/28 .........................................          3,175,000        3,179,540
      sub. lien, Refunding, Series C, 7.875%, 10/01/28 ........................................          1,880,000        1,882,782
   Foothill/Eastern Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, zero cpn., 1/15/22 .....................................         49,115,000       20,206,402
      Capital Appreciation, Refunding, zero cpn., 1/15/31 .....................................          4,000,000          967,040
      Capital Appreciation, Refunding, zero cpn., 1/15/34 .....................................          4,500,000          903,780
      Capital Appreciation, Refunding, zero cpn., 1/15/36 .....................................          4,000,000          711,000
      Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 ........         35,000,000       31,558,800
      senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 .....................................         37,675,000       38,035,550
   Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32 ...........................          3,500,000        3,652,460
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
      Asset-Backed, Series A-3, 7.875%, 6/01/42 ...............................................         10,000,000       12,122,700
      Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/33 ..................................         20,000,000       22,102,800
      Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/43 ..................................         20,000,000       22,102,800
      Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 ...................................         21,000,000       23,362,920
      Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 .............................         30,750,000       31,468,935
      Series 2003 A-1, 6.75%, 6/01/39 .........................................................          4,735,000        5,341,885
   Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
    7.00%, 9/02/30 ............................................................................          8,195,000        8,883,380
   Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34 .....................          5,000,000        5,266,450
   Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36 .......................          6,595,000        6,681,263
   Los Angeles MFR, Refunding,
      Series J-1B, 7.125%, 1/01/24 ............................................................            310,000          310,242
      Series J-1C, 7.125%, 1/01/24 ............................................................            820,000          820,640
      Series J-2B, 8.50%, 1/01/24 .............................................................          1,535,000        1,498,114
      Series J-2C, 8.50%, 1/01/24 .............................................................          4,055,000        3,957,558
   Los Angeles Regional Airports Improvement Corp. Lease Revenue,
    a Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 .................         12,000,000       11,097,120
      Facilities Sub-Lease, Los Angeles International, Series A-1, 7.125%, 12/01/24 ...........          2,000,000        2,180,160
      Facilities Sub-Lease, Los Angeles International, Series A-2, 7.50%, 12/01/24 ............         10,000,000       11,095,500
      Refunding, Series C, 7.00%, 12/01/12 ....................................................          6,000,000        6,342,480
      Refunding, Series C, 7.50%, 12/01/24 ....................................................         30,000,000       33,286,500
    a United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 .................          9,500,000        8,907,200


                                                         Semiannual Report | 133

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Los Angeles Wastewater System Revenue, Refunding, Series A, MBIA Insured, 5.00%, 6/01/30 ...   $      7,530,000   $    7,938,653
   Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 .............................          4,000,000        4,297,440
   Poway USD Special Tax,
      CFD No. 10, Area A, 6.10%, 9/01/31 ......................................................          1,995,000        2,049,204
      CFD No. 11, Area A, 5.375%, 9/01/28 .....................................................          2,965,000        3,033,373
      CFD No. 11, Area A, 5.375%, 9/01/34 .....................................................          2,235,000        2,274,671
      CFD No. 14, Del Sur, 5.25%, 9/01/36 .....................................................          7,500,000        7,581,825
   Rocklin Special Tax, CFD No. 10, Whitney, 5.00%, 9/01/35 ...................................          7,335,000        7,257,396
   Romoland School District Special Tax, CFD 1,
      Improvement Area 1, 5.35%, 9/01/28 ......................................................          7,015,000        7,129,976
      Improvement Area 1, 5.40%, 9/01/36 ......................................................          6,175,000        6,271,577
      Improvement Area 2, 5.35%, 9/01/38 ......................................................          7,900,000        7,967,229
   San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
    Series A, 7.00%, 9/02/17 ..................................................................            790,000          800,357
   San Francisco City and County RDA Lease Revenue, George R. Moscone Center, zero cpn.,
      7/01/09 .................................................................................          3,750,000        3,367,725
      7/01/10 .................................................................................          4,500,000        3,894,435
      7/01/12 .................................................................................          4,500,000        3,577,770
      7/01/13 .................................................................................          4,250,000        3,235,440
      7/01/14 .................................................................................          2,250,000        1,628,145
   San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured, 6.00%,
    7/01/31 ...................................................................................          8,920,000        9,763,475
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter,
       1/15/16 ................................................................................         22,500,000       22,334,850
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.65% thereafter,
       1/15/17 ................................................................................         20,000,000       19,869,000
      Convertible Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.75%
       thereafter, 1/15/23 ....................................................................         20,000,000       19,659,400
      Convertible Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.75%
       thereafter, 1/15/24 ....................................................................         20,000,000       19,610,600
      junior lien, ETM, zero cpn., 1/01/07 ....................................................          9,400,000        9,293,686
      junior lien, ETM, zero cpn., 1/01/08 ....................................................         10,400,000        9,921,704
      junior lien, ETM, zero cpn., 1/01/09 ....................................................         21,800,000       20,022,864
      junior lien, ETM, zero cpn., 1/01/10 ....................................................         15,000,000       13,272,600
      junior lien, ETM, zero cpn., 1/01/12 ....................................................         30,100,000       24,522,470
      junior lien, ETM, zero cpn., 1/01/24 ....................................................         52,700,000       24,382,709
      junior lien, ETM, zero cpn., 1/01/25 ....................................................         45,200,000       19,895,232
      junior lien, ETM, zero cpn., 1/01/26 ....................................................        131,900,000       55,095,949
      junior lien, ETM, zero cpn., 1/01/27 ....................................................        139,100,000       55,097,510
      senior lien, 5.00%, 1/01/33 .............................................................         11,930,000       11,689,610
   Saugus USD Special Tax, 6.00%, 9/01/33 .....................................................          3,150,000        3,314,840
   Seal Beach CFD No. 05 01 Special Tax, Pacific Gateway Business Center, 5.30%, 9/01/36 ......          2,000,000        2,027,860


134 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD 02, 6.30%, 9/02/33 .....   $      6,000,000   $    6,232,800
   Stockton CFD Special Tax, No. 2001-1, Spanos Park West, Pre-Refunded, 6.375%, 9/01/32 ......          4,100,000        4,757,107
   Upland CFD Special Tax, 2003-2 San Antonio Improvement, Series 1-A, 6.00%, 9/01/34 .........          6,520,000        6,791,232
   West Sacramento Special Tax, CFD No. 16, Pre-Refunded, 6.00%, 9/01/33 ......................          3,000,000        3,373,230
                                                                                                                     --------------
                                                                                                                      1,113,184,266
                                                                                                                     --------------
   COLORADO 2.6%
   Colorado Health Facilities Authority Revenue, Volunteers of America Care Facilities,
    Refunding and Improvement, Series A,
      5.45%, 7/01/08 ..........................................................................            520,000          520,286
      5.75%, 7/01/20 ..........................................................................          3,000,000        3,080,310
      5.875%, 7/01/28 .........................................................................          2,990,000        3,021,903
   Denver City and County Airport Revenue,
      Refunding, Series B, 5.50%, 11/15/33 ....................................................         20,000,000       20,475,000
      Series D, 7.75%, 11/15/13 ...............................................................            500,000          565,560
 a Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
    Series A, 6.875%, 10/01/32 ................................................................         11,760,000       14,950,370
   Denver Convention Center Hotel Authority Revenue, Refunding, Senior, XLCA Insured, 5.00%,
    12/01/35 ..................................................................................         15,000,000       15,642,300
   Denver Health and Hospital Authority Healthcare Revenue, Refunding, Series A, 6.25%,
    12/01/33 ..................................................................................          4,000,000        4,398,960
   E-470 Public Highway Authority Revenue, Capital Appreciation,
      Series A, MBIA Insured, zero cpn., 9/01/28 ..............................................         15,000,000        5,401,350
      Series B, MBIA Insured, zero cpn., 9/01/29 ..............................................         10,000,000        3,123,100
      Series B, MBIA Insured, zero cpn., 9/01/30 ..............................................         17,300,000        5,088,795
      Series B, MBIA Insured, zero cpn., 9/01/31 ..............................................         10,000,000        2,773,700
   Eagle County Airport Terminal Corp. Revenue, Series A,
      7.00%, 5/01/21 ..........................................................................            745,000          813,652
      7.125%, 5/01/31 .........................................................................          1,410,000        1,541,031
   Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
    6.95%, 8/01/19 ............................................................................         41,200,000       43,628,328
   Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ...........................          2,795,000        2,954,986
   McKay Landing Metropolitan District No. 002 GO,
      Limited Tax, 7.50%, 12/01/19 ............................................................          3,190,000        3,427,049
      Refunding, Subordinated, Series A, 7.50%, 12/01/34 ......................................          2,000,000        2,073,480
   Saddle Rock South Metropolitan District No. 2 GO, Limited Mill Levy Obligation, 7.20%,
    12/01/19 ..................................................................................            450,000          479,196
   Saddle Rock South Metropolitan District No. 3 GO, Limited Mill Levy Obligation, 7.35%,
    12/01/19 ..................................................................................          3,190,000        3,400,636
   Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured, 5.00%,
    12/01/28 ..................................................................................          7,640,000        8,061,499
   University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/31 ...............          9,000,000        9,393,930
 b Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31 ........          3,000,000        3,064,830
                                                                                                                     --------------
                                                                                                                        157,880,251
                                                                                                                     --------------


                                                         Semiannual Report | 135

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CONNECTICUT 1.7%
   Connecticut State Development Authority PCR,
      Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ........................   $     53,825,000   $   56,619,594
      Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 .................         12,500,000       13,149,000
   Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
    Project, 6.15%, 4/01/35 ...................................................................          3,000,000        3,088,650
   Connecticut State Health and Educational Facilities Authority Revenue,
      Sacred Heart University, Series C, 6.50%, 7/01/16 .......................................            420,000          430,870
      St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ................................          5,650,000        5,415,299
      Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ...........................          1,000,000        1,023,540
   Connecticut State HFAR, Housing Mortgage Finance Program, Refunding, Series C-1, 6.30%,
    11/15/17 ..................................................................................         16,060,000       16,521,885
   Greater New Haven Water Pollution Control Authority Regional Water Revenue, Refunding,
    Series A, MBIA Insured, 5.00%, 8/15/35 ....................................................          6,735,000        7,084,210
                                                                                                                     --------------
                                                                                                                        103,333,048
                                                                                                                     --------------
   FLORIDA 7.6%
   Beacon Tradeport CDD Special Assessment, Commercial Project, Series A, Pre-Refunded,
      6.00%, 5/01/16 ..........................................................................         24,400,000       26,105,804
      6.20%, 5/01/22 ..........................................................................         23,590,000       26,173,341
   Brighton Lakes CDD Special Assessment, Series B, 7.625%, 5/01/31 ...........................          3,175,000        3,404,362
   Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31 ...................          1,400,000        1,482,684
   Brooks of Bonita Springs II CDD Capital Improvement Revenue, Series A, Pre-Refunded,
    7.00%, 5/01/31 ............................................................................         11,935,000       12,788,711
   Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 .................          2,390,000        2,551,373
   Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20 ....................          2,565,000        2,621,712
   Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
    8/15/32 ...................................................................................         10,550,000       11,359,607
   East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36 ..............................          1,500,000        1,523,520
   Falcon Trace CDD Special Assessment, 6.00%, 5/01/20 ........................................          3,690,000        3,785,792
   Fleming Plantation CDD Special Assessment, Series B, 7.375%, 5/01/31 .......................          9,900,000       10,586,961
   Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series
    D, 6.00%, 6/01/23 .........................................................................          5,000,000        6,148,800
   Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
    Phase One, 8.00%, 5/01/20 .................................................................          3,675,000        3,708,002
   Groves CDD Special Assessment Revenue,
      Series A, 7.75%, 5/01/32 ................................................................          1,750,000        1,769,583
      Series B, 7.625%, 5/01/08 ...............................................................          2,200,000        2,211,770
   Halifax Hospital Medical Center Hospital Revenue,
      Refunding and Improvement, Series A, 5.375%, 6/01/46 ....................................         18,000,000       18,725,040
      Series A, Pre-Refunded, 7.25%, 10/01/24 .................................................          4,700,000        5,407,726
      Series A, Pre-Refunded, 7.25%, 10/01/29 .................................................          1,400,000        1,610,812
   Heritage Harbor CDD Special Assessment Revenue, Series A, 6.70%, 5/01/19 ...................          1,500,000        1,524,375
   Hillsborough County IDAR, Refunding, Series B, 5.25%,
      10/01/28 ................................................................................          1,500,000        1,575,765
      10/01/34 ................................................................................          7,250,000        7,584,805
   Indian Trace CDD, GO, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
    5/01/11 ...................................................................................         11,010,000       11,781,250


136 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   FLORIDA (CONTINUED)
   Indian Trace CDD Special Assessment, Isles at Weston Project, 5.50%, 5/01/33 ...............   $      3,000,000   $    3,030,360
   Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
      ETM, 6.875%, 8/01/10 ....................................................................            590,000          628,415
      Pre-Refunded, 7.00%, 8/01/20 ............................................................          2,445,000        2,723,045
      Pre-Refunded, 7.25%, 8/01/31 ............................................................          5,725,000        6,421,446
   Indigo CDD Capital Improvement Revenue, Refunding,
      Series A, 7.00%, 5/01/31 ................................................................            925,000          945,748
      Series C, 7.00%, 5/01/30 ................................................................          4,840,000        4,953,837
   Islands at Doral CDD Special Assessment, 6.125%, 5/01/24 ...................................          1,880,000        1,994,417
   Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ..........................................          1,660,000        1,800,502
   Lakeland Retirement Community Revenue, first mortgage, Carpenters Home, Refunding,
    Series A, 6.75%, 1/01/19 ..................................................................         14,360,000       14,978,485
   Lakewood Ranch CDD No. 3 Special Assessment Revenue, 7.625%, 5/01/18 .......................            440,000          449,909
   Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
    CIFG Insured, 5.00%, 10/01/30 .............................................................         11,505,000       12,033,770
   Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ..................          8,315,000        8,901,623
   Mediterra South CDD Capital Improvement Revenue,
      6.85%, 5/01/31 ..........................................................................          2,565,000        2,721,901
      Series B, 6.95%, 5/01/31 ................................................................          7,295,000        7,596,138
   Mediterranea CDD Special Assessment, Series A, 5.60%, 5/01/37 ..............................          1,550,000        1,581,372
   Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, MBIA
    Insured, 5.00%, 6/01/32 ...................................................................         14,000,000       14,602,840
   Midtown Miami Community Development Special Assessment Revenue,
      Series A, 6.25%, 5/01/37 ................................................................          7,500,000        8,186,100
      Series B, 6.50%, 5/01/37 ................................................................          4,000,000        4,432,000
   Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13 .....................            475,000          478,078
   North Springs ID Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%,
    5/01/19 ...................................................................................            770,000          788,149
   Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit Development
    No. 43, 6.10%, 8/01/21 ....................................................................          2,585,000        2,700,472
   Northwood CDD Special Assessment Revenue, Series B, 7.60%, 5/01/17 .........................          1,155,000        1,160,567
   Oakstead CDD Revenue, Capital Improvement, Series A, 7.20%, 5/01/32 ........................          3,230,000        3,433,458
   Orange County Health Facilities Authority Revenue, Hospital,
      Adventist Health System Inc., 5.625%, 11/15/32 ..........................................         10,000,000       10,710,900
      Orlando Regional Healthcare, Pre-Refunded, 5.75%, 12/01/32 ..............................         15,000,000       16,679,850
   Orange County Tourist Development Tax Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/29 ...         13,925,000       14,693,103
   Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36 ......................          1,300,000        1,315,574
   Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ...................          2,850,000        3,019,290
   Parkway Center CDD Special Assessment, Refunding, Series A, 8.25%, 5/01/31 .................          1,367,430        1,380,256
   Pelican Marsh CDD Special Assessment Revenue,
      Series A, 7.10%, 5/01/20 ................................................................          3,310,000        3,543,686
      Series A, 7.20%, 5/01/31 ................................................................          6,305,000        6,728,318
      Series B, 6.90%, 5/01/11 ................................................................          2,505,000        2,554,624
      Series C, 7.00%, 5/01/19 ................................................................         10,325,000       10,620,605
      Series D, 6.95%, 5/01/19 ................................................................          3,575,000        3,675,064


                                                         Semiannual Report | 137

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   FLORIDA (CONTINUED)
   Piney-Z CDD Capital Improvement Revenue, Series A, 7.25%, 5/01/19 ..........................   $        665,000   $      684,046
   Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31 ................................         10,225,000       10,997,805
   Portico CDD Capital Improvement Revenue, 5.45%, 5/01/37 ....................................          3,000,000        3,051,810
   Reserve CDD Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 .............          1,795,000        1,815,104
   Reserve CDD No. 2 Capital Improvement Revenue, 7.125%, 5/01/30 .............................          3,570,000        3,671,281
   Reserve CDD Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%,
    12/01/22 ..................................................................................          3,865,000        4,016,547
   River Place St. Lucie CDD Special Assessment Revenue,
      Series A, 7.625%, 5/01/21 ...............................................................          1,135,000        1,201,568
      Series A, 7.625%, 5/01/30 ...............................................................          1,590,000        1,684,239
      Series B, 7.25%, 5/01/10 ................................................................            970,000          984,259
   Riverwood CDD Special Assessment Revenue, Series A, 7.75%, 5/01/14 .........................            635,000          672,998
   Sampson Creek CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ....................          2,820,000        3,008,291
   Somerset County Revenue, Somerset CDD, 5.30%, 5/01/37 ......................................          8,170,000        8,187,729
   South-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24 ..........................          2,735,000        2,877,904
   St. Lucie West Services District Capital Improvement Revenue, Cascades Project,
    6.10%, 5/01/18 ............................................................................          1,985,000        2,034,307
   St. Lucie West Services District Special Assessment Revenue, Port St. Lucie,
    Water Management Benefit, Refunding, Series B,
      6.00%, 5/01/09 ..........................................................................            520,000          523,136
      6.25%, 5/01/25 ..........................................................................          5,080,000        5,295,392
   Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24 ...................................          2,165,000        2,253,678
   Stoneybrook West CDD Special Assessment Revenue, Series A, 7.00%, 5/01/32 ..................          2,990,000        3,154,749
   Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 .......................          1,330,000        1,409,787
   University of Central Florida Assn. Inc. COP, Series A, FGIC Insured, 5.00%, 10/01/35 ......          9,190,000        9,556,589
   Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34 .........................          8,495,000        9,090,584
   Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37 ...................          2,000,000        2,053,900
   Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 .......................................          8,685,000        9,311,536
   Village CDD No. 4 Special Assessment Revenue, 7.20%, 5/01/31 ...............................          7,010,000        7,581,455
   Village Center CDD Recreational Revenue,
      Sub Series B, 6.30%, 1/01/07 ............................................................            630,000          630,825
      Sub Series B, 6.25%, 1/01/13 ............................................................          6,110,000        6,386,478
      Sub Series B, 8.25%, 1/01/17 ............................................................          1,940,000        1,999,034
      Sub Series C, 7.375%, 1/01/19 ...........................................................          2,205,000        2,317,102
   Vista Lake CDD Capital Improvement Revenue, Series A, 7.20%, 5/01/32 .......................          2,680,000        2,833,350
   Waterchase CDD Capital Improvement Revenue, Series A, 6.70%, 5/01/32 .......................          2,870,000        3,071,933
   Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ........................          1,170,000        1,247,793
   Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36 ................................          2,000,000        2,027,000
   Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 .............................          1,400,000        1,477,434
   Winter Garden Village at Fowler Groves CDD Special Tax, 5.65%, 5/01/37 .....................          2,000,000        2,059,820
                                                                                                                     --------------
                                                                                                                        465,065,160
                                                                                                                     --------------
   GEORGIA 2.4%
   Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
      Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ........................................         36,000,000       37,413,720
      Series J, FSA Insured, 5.00%, 1/01/29 ...................................................         16,445,000       17,195,221
   Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31 ............................          1,235,000        1,254,698


138 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   GEORGIA (CONTINUED)
   Atlanta Water and Wastewater Revenue, FSA Insured, 5.00%, 11/01/34 .........................   $     33,890,000   $   35,362,860
   Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
    12/01/28 ..................................................................................          1,470,000        1,368,085
   Floyd County Development Authority Environmental Improvement Revenue, Temple-Inland,
    5.70%, 12/01/15 ...........................................................................          1,575,000        1,658,995
   Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia
    Baptist Health Care System Project, ETM,
      6.25%, 10/01/18 .........................................................................          6,000,000        6,864,720
      6.375%, 10/01/28 ........................................................................          8,000,000        9,727,360
   Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
    MBIA Insured, 5.00%, 7/01/34 ..............................................................         26,145,000       27,393,162
   McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
    Products, 6.95%, 12/01/23 .................................................................          5,120,000        5,680,998
                                                                                                                     --------------
                                                                                                                        143,919,819
                                                                                                                     --------------
   HAWAII 1.1%
   Honolulu City and County GO, Series A, MBIA Insured, 5.00%,
      7/01/26 .................................................................................         12,020,000       12,694,683
      7/01/27 .................................................................................         12,640,000       13,330,523
   Honolulu City and County Wastewater System Revenue,
    c First Bond Resolution, Senior Series A, MBIA Insured, 5.00%, 7/01/31 ...................          20,000,000       21,061,400
      Senior Series A, FGIC Insured, 5.00%, 7/01/30 ...........................................         20,425,000       21,448,701
                                                                                                                     --------------
                                                                                                                         68,535,307
                                                                                                                     --------------
   IDAHO 0.3%
   Nez Perce County PCR,
      Potlatch 84, 7.00%, 12/01/14 ............................................................          2,500,000        2,791,550
      Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ......................................         17,500,000       17,861,025
                                                                                                                     --------------
                                                                                                                         20,652,575
                                                                                                                     --------------
   ILLINOIS 2.7%
   Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
    3/01/33 ...................................................................................          3,350,000        3,523,966
   Antioch Village Special Service Area No. 2 Special Tax, Clublands Project, 6.625%,
    3/01/33 ...................................................................................          5,544,000        5,831,900
   Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village Project,
      6.25%, 3/01/32 ..........................................................................          3,655,000        3,712,055
      6.75%, 3/01/32 ..........................................................................          5,415,000        5,727,121
   Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project, Series A,
      6.625%, 3/01/31 .........................................................................          4,401,000        4,570,835
      7.00%, 3/01/31 ..........................................................................          4,852,000        5,134,386
   Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge Project, 7.05%,
    3/01/31 ...................................................................................          5,853,000        6,231,279
   Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%,
    8/01/23 ...................................................................................         11,000,000       11,009,570
   Cary Special Tax,
      Refunding, Radian Insured, 5.00%, 3/01/30 ...............................................          3,160,000        3,244,024
      Special Service Area No. 1, Cambria Project, Series A, Pre-Refunded, 7.625%, 3/01/30 ....          3,409,000        3,904,055
      Special Service Area No. 2, Foxford Hill Project, Pre-Refunded, 7.50%, 3/01/30 ..........          5,400,000        6,096,978


                                                         Semiannual Report | 139

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   ILLINOIS (CONTINUED)
   Gilberts Special Service Area No. 9 Special Tax, Big Timber Project, Pre-Refunded,
    7.75%, 3/01/27 ............................................................................   $      6,000,000   $    7,119,720
   Hampshire Special Service Area No. 14 Special Tax, Lakewood Crossing Subdivision, 5.95%,
    3/01/36 ...................................................................................          7,785,000        7,849,382
   Illinois Finance Authority Revenue, Lutheran Hillside Village, Refunding, 5.25%, 2/01/37 ...          5,000,000        5,178,200
   Illinois Health Facilities Authority Revenue,
      Rush Presbyterian Hospital, Series A, MBIA Insured, Pre-Refunded, 6.25%, 11/15/20 .......          9,000,000        9,224,730
      Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ...................          3,370,000        3,466,652
      Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ..........................          8,595,000        8,687,310
   Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
    Place Convention Center, ETM, 7.00%, 7/01/26 ..............................................          7,500,000        9,903,675
   Minooka Special Assessment, Improvement, Prairie Ridge Project, 6.875%, 3/01/33 ............          3,000,000        3,205,440
   Montgomery Special Assessment, Improvement, Lakewood Creek Project, 7.75%, 3/01/30 .........          4,777,000        5,216,197
   Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B,
    6.375%, 3/01/34 ...........................................................................          8,000,000        8,278,800
   Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 .............          2,425,000        2,498,284
   Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
      6.00%, 3/01/33 ..........................................................................          4,500,000        4,459,275
      6.625%, 3/01/33 .........................................................................          5,280,000        5,619,557
   Wonder Lake Special Services Area No. 2 Special Tax, Neumann Homes Project, 6.125%,
    3/01/35 ...................................................................................          9,500,000        9,583,980
   Yorkville United City Special Services Area Special Tax,
      No. 04, MPI Grande Reserve Project, Series 104, 6.375%, 3/01/34 .........................          4,400,000        4,572,788
      No. 2003, Windett Ridge Project, Series 101, 6.875%, 3/01/33 ............................          3,851,000        4,114,716
      No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36 ......................................          4,980,000        5,066,801
                                                                                                                     --------------
                                                                                                                        163,031,676
                                                                                                                     --------------
   INDIANA 1.7%
   Delaware County Hospital Authority Hospital Revenue, Cardinal Health System, 5.25%,
    8/01/36 ...................................................................................          5,000,000        5,135,750
   Goshen Industrial Revenue, Greencroft Hospital Assn. Inc., Refunding, 5.75%,
      8/15/19 .................................................................................          3,000,000        3,079,500
      8/15/28 .................................................................................          5,000,000        5,096,150
   Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of
    Indiana, Refunding, 5.25%, 11/15/35 .......................................................         12,000,000       12,147,360
   Indiana Health Facility Financing Authority Hospital Revenue,
      6.25%, 3/01/25 ..........................................................................          3,200,000        3,438,432
      6.00%, 3/01/34 ..........................................................................         12,000,000       12,731,880
      Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/31 .......................         48,500,000       51,767,445
      Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 .....................          1,500,000        1,544,955
   Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
    Refunding, 5.60%, 12/01/32 ................................................................          8,200,000        8,554,240
                                                                                                                     --------------
                                                                                                                        103,495,712
                                                                                                                     --------------
   KANSAS 0.2%
   Wyandotte County City Unified Government Utility System Revenue, Improvement, Series B,
    FSA Insured, 5.00%, 9/01/32 ...............................................................         10,000,000       10,475,800
                                                                                                                     --------------


140 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   KENTUCKY 1.7%
a  Kenton County Airport Board Airport Revenue, Special Facilities, Delta Airlines Inc. Project,
      Series A, 7.50%, 2/01/12 .................................................................    $  7,050,000     $   4,051,494
      Series A, 7.50%, 2/01/20 .................................................................      35,275,000        20,199,876
      Series A, 7.125%, 2/01/21 ................................................................      28,830,000        16,511,517
      Series A, 6.125%, 2/01/22 ................................................................      12,940,000         6,953,697
      Series B, 7.25%, 2/01/22 .................................................................       5,315,000         3,043,316
   Kentucky Economic Development Finance Authority Health System Revenue,
    Norton Healthcare Inc., Series C, MBIA Insured,
      6.10%, 10/01/22 ..........................................................................      15,975,000        18,217,411
      6.15%, 10/01/27 ..........................................................................      10,000,000        11,374,600
   Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ...............       6,835,000         6,879,359
   Maysville Solid Waste Disposal Facilities Revenue, Inland Container Corp. Project, Refunding,
    6.90%, 9/01/22 .............................................................................      16,000,000        16,000,000
   Powderly Industrial Development First Mortgage Revenue, Kroger Co., Refunding, 7.375%,
    9/01/06 ....................................................................................         130,000           130,000
                                                                                                                     -------------
                                                                                                                       103,361,270
                                                                                                                     -------------

   LOUISIANA 1.4%
   Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27 ...........      13,990,000        15,449,996
   Louisiana Public Facilities Authority Revenue, FHA Insured Mortgage, Baton Rouge General,
    MBIA Insured, 5.25%, 7/01/33 ...............................................................      32,240,000        34,143,772
   Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
    AMBAC Insured, 5.00%, 6/01/22 ..............................................................      10,000,000        10,641,500
   Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ......       4,850,000         4,886,666
   West Feliciana Parish PCR, Entergy Gulf States Project, Refunding, Series B, 6.60%,
    9/01/28 ....................................................................................      20,750,000        20,851,053
                                                                                                                     -------------
                                                                                                                        85,972,987
                                                                                                                     -------------

   MAINE 0.6%
   Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ........................       4,800,000         4,873,392
   Skowhegan PCR, S.D. Warren Co.,
      Series A, 6.65%, 10/15/15 ................................................................      24,570,000        24,907,346
      Series B, 6.65%, 10/15/15 ................................................................       4,940,000         5,007,826
                                                                                                                     -------------
                                                                                                                        34,788,564
                                                                                                                     -------------

   MARYLAND 0.6%
   Gaithersburg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
    Improvement, Series B, ETM, 8.50%, 9/01/07 .................................................       2,290,000         2,315,075
   Maryland State CDA Department of Housing and CDR, Housing, Series A, 5.875%,
    7/01/16 ....................................................................................       2,270,000         2,323,186
   Maryland State EDC Revenue, Chesapeake Bay, senior lien, Series B,
      7.50%, 12/01/14 ..........................................................................       1,915,000         2,032,447
      7.625%, 12/01/22 .........................................................................       6,740,000         7,165,631
      7.75%, 12/01/31 ..........................................................................      16,160,000        17,121,682


                                                         Semiannual Report | 141

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   MARYLAND (CONTINUED)
   Maryland State Health and Higher Educational Facilities Authority Revenue, Edenwald,
    Series A, 5.40%, 1/01/37 ...................................................................    $  1,200,000     $   1,225,032
   Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B,
    ETM, 8.50%, 9/01/07 ........................................................................       3,820,000         3,917,410
                                                                                                                     -------------
                                                                                                                        36,100,463
                                                                                                                     -------------

   MASSACHUSETTS 1.3%
   Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series A,
    7.00%, 3/01/21 .............................................................................       2,000,000         2,470,960
   Massachusetts Health and Educational Facilities Authority Revenue, Lahey Clinic Medical
    Center, Series B, FGIC Insured, 5.00%, 8/15/30 .............................................      12,460,000        13,007,368
   Massachusetts State Development Finance Agency Resource Recovery Revenue,
    Waste Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ...........       3,000,000         3,240,570
   Massachusetts State Development Finance Agency Revenue,
      Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 .............................       1,030,000         1,052,959
      Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 ............................       1,620,000         1,657,341
      Curry College, Series A, ACA Insured, 5.00%, 3/01/36 .....................................       2,000,000         2,039,340
      Loomis Community Project, first mortgage, Refunding, Series A, 5.625%, 7/01/15 ...........       1,850,000         1,902,281
      Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 ............       3,500,000         3,601,710
   Massachusetts State Health and Educational Facilities Authority Revenue, St. Memorial
    Medical Center, Refunding, Series A,
      5.75%, 10/01/06 ..........................................................................         875,000           875,787
      6.00%, 10/01/23 ..........................................................................       6,235,000         6,241,858
 a Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue, Massachusetts
    Paper Co. Project, senior lien, 8.50%, 11/01/12 ............................................      39,820,661            99,552
   Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
    FSA Insured, 5.00%, 8/15/30 ................................................................      30,950,000        32,543,306
   Massachusetts State Water Resources Authority Revenue, General, Refunding, Series A,
    AMBAC Insured, 5.00%, 8/01/31 ..............................................................       8,000,000         8,467,280
                                                                                                                     -------------
                                                                                                                        77,200,312
                                                                                                                     -------------

   MICHIGAN 3.3%
   Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper, Series A,
    Pre-Refunded, 6.25%, 4/15/27 ...............................................................      10,500,000        11,861,430
   Detroit Water Supply System Revenue, second lien, Refunding, Series C, FSA Insured, 5.00%,
    7/01/33 ....................................................................................      11,000,000        11,520,960
   Garden City Hospital Financing Authority Hospital Revenue, Refunding,
      5.625%, 9/01/10 ..........................................................................       1,640,000         1,662,255
      5.75%, 9/01/17 ...........................................................................       1,000,000           995,970
   Gaylord Hospital Finance Authority Limited Obligation Revenue, Otsego Memorial Hospital,
    Refunding, 6.50%,
      1/01/31 ..................................................................................       1,000,000         1,047,320
      1/01/37 ..................................................................................       1,000,000         1,044,910
   Michigan State Building Authority Revenue,
      Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ..................      13,495,000        14,148,293
      Facilities Program, Refunding, Series II, MBIA Insured, 5.00%, 10/15/29 ..................      16,585,000        17,350,895
    c Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ......................................       9,500,000        10,032,095


142 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   MICHIGAN (CONTINUED)
   Michigan State Hospital Finance Authority Revenue,
      Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ..........    $ 18,000,000     $  19,535,400
      Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 .............       7,500,000         7,526,850
      Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 .............      30,205,000        30,424,590
      Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 .............         500,000           483,410
      Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ........................         500,000           470,050
      Marquette, 5.00%, 5/15/34 ................................................................       6,000,000         6,062,820
      Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ...................................       1,000,000         1,046,900
      Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ......................       7,310,000         7,446,332
      Sinai Hospital, Refunding, 6.625%, 1/01/16 ...............................................       2,990,000         3,028,930
      Sinai Hospital, Refunding, 6.70%, 1/01/26 ................................................       7,250,000         7,324,530
   Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
    Control Project, Refunding, Series C, 5.45%, 9/01/29 .......................................      11,000,000        11,602,580
   Midland County EDR, Refunding, Series A, 6.875%, 7/23/09 ....................................      35,000,000        35,704,550
   Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project, Series A,
    ETM, 5.60%, 2/15/13 ........................................................................       1,420,000         1,493,769
                                                                                                                     -------------
                                                                                                                       201,814,839
                                                                                                                     -------------

   MINNESOTA 1.6%
   Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%, 8/01/14 .........       9,000,000        10,091,430
   Mahtomedi Senior Housing Revenue, St. Andrews Village Project, Refunding, 5.75%,
    12/01/40 ...................................................................................       5,000,000         5,038,700
   Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Refunding,
    Sub Series C, FGIC Insured, 5.00%, 1/01/31 .................................................      21,185,000        22,196,584
   Minneapolis Health Care Facility Revenue,
      Augustana Chapel View Homes, Series D, 5.875%, 6/01/35 ...................................       5,075,000         5,169,192
      Fairview Health Services, Series A, Pre-Refunded, 5.625%, 5/15/32 ........................      18,380,000        20,358,975
      Jones-Harrison Residence Project, 5.70%, 10/01/35 ........................................       1,000,000         1,005,610
   Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
    11/15/30 ...................................................................................       8,200,000         8,625,170
   Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
      Refunding, Series A, 6.375%, 11/15/29 ....................................................         175,000           193,648
      Series A, Pre-Refunded, 6.375%, 11/15/29 .................................................       6,325,000         7,045,860
   Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%,
    2/01/18 ....................................................................................         335,000           335,965
   Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/35 ....................       5,000,000         5,161,750
   Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ..................       3,170,000         3,332,399
   St. Paul Housing and RDA Hospital Revenue, Healtheast Project, 6.00%, 11/15/35 ..............      10,000,000        10,843,900
   St. Paul Housing and RDA Tax Increment Revenue, Energy Park Project, Series A, 8.625%,
    9/01/07 ....................................................................................         390,000           393,334
                                                                                                                     -------------
                                                                                                                        99,792,517
                                                                                                                     -------------

   MISSISSIPPI 0.5%
   Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ..............      33,295,000        33,446,492
                                                                                                                     -------------


                                                         Semiannual Report | 143

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   MISSOURI 0.3%
   Lake of the Ozarks Community Board Corp. Bridge System Revenue,
      Pre-Refunded, 6.25%, 12/01/16 ............................................................    $  1,000,000     $   1,024,740
      Pre-Refunded, 6.40%, 12/01/25 ............................................................       3,000,000         3,079,470
      Refunding, 5.25%, 12/01/20 ...............................................................       8,350,000         8,374,465
   West Plains IDA Hospital Revenue, Ozarks Medical Center,
      6.30%, 11/15/11 ..........................................................................         780,000           814,921
      6.75%, 11/15/24 ..........................................................................       1,870,000         1,936,460
      Refunding, 5.50%, 11/15/12 ...............................................................         500,000           504,830
                                                                                                                     -------------
                                                                                                                        15,734,886
                                                                                                                     -------------

   MONTANA 0.2%
   Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 .........      10,220,000        10,700,340
                                                                                                                     -------------

   NEBRASKA 0.0% d
   Scotts Bluff County Hospital Authority No. 1 Hospital Revenue, Regional West Medical Center,
    6.375%, 12/15/08 ...........................................................................         920,000           920,856
                                                                                                                     -------------

   NEVADA 3.0%
   Clark County ID Special Assessment,
      Local ID No. 132, Summerlin South, 6.875%, 2/01/21 .......................................       3,850,000         4,009,852
      Local ID No. 142, Mountains Edge, 6.375%, 8/01/23 ........................................       4,200,000         4,366,110
      Local ID No. 151, Summerlin, 5.00%, 8/01/20 ..............................................         765,000           772,803
      Local ID No. 151, Summerlin, 5.00%, 8/01/25 ..............................................       2,405,000         2,433,114
   Clark County IDR, Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ............       5,125,000         5,125,615
   Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
    Project, second tier,
      7.25%, 1/01/23 ...........................................................................       8,000,000         8,206,720
      7.375%, 1/01/30 ..........................................................................       9,000,000         9,287,100
      7.375%, 1/01/40 ..........................................................................      49,750,000        51,308,170
   Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
    7/01/24 ....................................................................................       7,000,000         7,494,760
   Henderson Local ID Special Assessment,
      No. T-2, 9.50%, 8/01/11 ..................................................................         510,000           511,408
      No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 .............................       3,085,000         3,181,561
      No. T-12, Series A, 7.375%, 8/01/18 ......................................................      38,220,000        40,961,903
      No. T-16, 4.90%, 3/01/16 .................................................................       1,390,000         1,402,593
      No. T-16, 5.00%, 3/01/18 .................................................................       1,000,000         1,010,100
      No. T-16, 5.00%, 3/01/19 .................................................................       1,000,000         1,007,560
      No. T-16, 5.10%, 3/01/22 .................................................................       1,500,000         1,517,610
      No. T-16, 5.125%, 3/01/25 ................................................................       1,580,000         1,595,200
      No. T-17, 5.00%, 9/01/15 .................................................................         720,000           731,455
      No. T-17, 5.00%, 9/01/16 .................................................................         740,000           752,802
      No. T-17, 5.00%, 9/01/25 .................................................................       1,400,000         1,407,042
   Las Vegas Local Improvement Bonds Special Assessment,
      Special ID No. 404, Refunding, FSA Insured, 5.85%, 11/01/09 ..............................       2,685,000         2,693,914
      Special ID No. 607, 6.25%, 6/01/24 .......................................................       5,000,000         5,152,950
      Special ID No. 808, Summerlin Area, 6.75%, 6/01/21 .......................................       8,275,000         8,557,343


144 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEVADA (CONTINUED)
   Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ...................    $  3,655,000     $   3,728,173
   Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, Pre-Refunded,
    6.40%, 7/01/29 .............................................................................      15,415,000        16,758,109
                                                                                                                     -------------
                                                                                                                       183,973,967
                                                                                                                     -------------

   NEW HAMPSHIRE 0.3%
   New Hampshire Higher Education and Health Facilities Authority Revenue,
      Hillcrest Terrace, 7.50%, 7/01/24 ........................................................      16,050,000        16,463,288
      Littleton Hospital Assn., Series B, 5.90%, 5/01/28 .......................................       2,000,000         2,057,260
      New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ....................         980,000           989,976
                                                                                                                     -------------
                                                                                                                        19,510,524
                                                                                                                     -------------

   NEW JERSEY 5.0%
   Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
      Series 1, 6.00%, 1/01/19 .................................................................       2,180,000         2,197,353
      Series 1, 6.00%, 1/01/29 .................................................................       5,000,000         5,029,300
      Series 2, 6.125%, 1/01/19 ................................................................       2,125,000         2,149,841
      Series 2, 6.125%, 1/01/29 ................................................................       5,105,000         5,153,957
   New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
    Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ......................................       9,965,000        10,717,656
   New Jersey EDA Revenue,
      Cigarette Tax, 5.50%, 6/15/24 ............................................................      23,000,000        24,132,750
      Cigarette Tax, 5.50%, 6/15/31 ............................................................       6,500,000         6,843,525
      Cigarette Tax, 5.75%, 6/15/34 ............................................................      10,000,000        10,683,200
      first mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 .................................       1,500,000         1,518,345
      first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 ..................................       7,635,000         8,027,286
   New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
      6.625%, 9/15/12 ..........................................................................      25,525,000        27,074,112
      6.25%, 9/15/19 ...........................................................................      42,000,000        43,010,520
      6.40%, 9/15/23 ...........................................................................      79,890,000        82,074,193
   New Jersey Health Care Facilities Financing Authority Revenue,
      South Jersey Hospital, 5.875%, 7/01/21 ...................................................       7,500,000         7,892,925
      South Jersey Hospital, 6.00%, 7/01/32 ....................................................      18,000,000        19,121,580
      Trinitas Hospital Obligation Group, Refunding, 7.50%, 7/01/30 ............................       5,000,000         5,516,450
   New Jersey State Turnpike Authority Turnpike Revenue,
      Refunding, Series A, FSA Insured, 5.00%, 1/01/25 .........................................      13,700,000        14,501,587
      Series C, FSA Insured, 5.00%, 1/01/35 ....................................................      10,195,000        10,710,969
   Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Refunding,
      6.00%, 6/01/37 ...........................................................................      10,000,000        10,610,100
      6.125%, 6/01/42 ..........................................................................       9,050,000         9,653,635
                                                                                                                     -------------
                                                                                                                       306,619,284
                                                                                                                     -------------

   NEW MEXICO 2.4%
   Farmington PCR,
      Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
       12/01/16 ................................................................................      24,045,000        24,659,350
      Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
       4/01/22 .................................................................................      66,125,000        68,256,870


                                                         Semiannual Report | 145

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEW MEXICO (CONTINUED)
   Farmington PCR, (continued)
      Public Service Co. Project, Series A, 6.60%, 10/01/29 ....................................    $  6,000,000     $   6,519,660
      Tucson Electric Power Co., Series A, 6.95%, 10/01/20 .....................................      37,000,000        38,644,280
   New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent Hospital,
    Series A, Radian Insured,
      5.25%, 7/01/30 ...........................................................................       4,360,000         4,556,854
      5.00%, 7/01/35 ...........................................................................       3,470,000         3,516,706
                                                                                                                     -------------
                                                                                                                       146,153,720
                                                                                                                     -------------

   NEW YORK 9.9%
   Corinth IDA Environmental Improvement Revenue, International Paper Co. Project, Refunding,
    Series A, 5.75%, 2/01/22 ...................................................................       2,000,000         2,094,600
   Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 ..............      25,000,000        28,287,500
   MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured, zero cpn.,
      7/15/21 ..................................................................................         428,010           226,477
      1/15/22 ..................................................................................         649,658           334,457
   MTA Revenue,
      Series A, MBIA Insured, 4.75%, 11/15/28 ..................................................      15,000,000        15,530,250
      Series B, AMBAC Insured, 5.00%, 11/15/30 .................................................      10,000,000        10,541,800
      Transportation, Series F, 5.00%, 11/15/30 ................................................       7,000,000         7,308,910
   MTA Transit Facilities Revenue, Series A, MBIA Insured, Pre-Refunded, 5.875%, 7/01/27 .......      22,700,000        23,461,358
   New York City GO,
      Fiscal 2003, Series I, 5.00%, 3/01/24 ....................................................       5,000,000         5,190,500
      Fiscal 2003, Series I, 5.00%, 3/01/25 ....................................................       9,000,000         9,332,640
      Refunding, Series G, 5.00%, 8/01/21 ......................................................      10,000,000        10,583,900
      Refunding, Series H, 6.25%, 8/01/15 ......................................................       1,535,000         1,583,521
      Refunding, Series H, 6.125%, 8/01/25 .....................................................         380,000           391,700
      Refunding, Series J, 6.00%, 8/01/21 ......................................................           5,000             5,148
      Series B, 7.00%, 2/01/18 .................................................................         115,000           115,160
      Series D, 7.625%, 2/01/14 ................................................................           5,000             5,008
      Series F, 7.50%, 2/01/21 .................................................................          85,000            85,138
      Series G, 7.50%, 2/01/22 .................................................................          10,000            10,016
      Series G, Pre-Refunded, 6.125%, 10/15/11 .................................................      20,480,000        21,244,314
      Series G, Pre-Refunded, 6.20%, 10/15/14 ..................................................      10,000,000        10,381,200
      Series H, Pre-Refunded, 6.25%, 8/01/15 ...................................................      23,465,000        24,249,435
      Series H, Pre-Refunded, 6.125%, 8/01/25 ..................................................       5,220,000         5,388,763
      Series I, 6.25%, 4/15/17 .................................................................          35,000            35,873
      Series I, Pre-Refunded, 6.25%, 4/15/17 ...................................................      25,335,000        25,997,764
      Series I, Pre-Refunded, 6.25%, 4/15/27 ...................................................      22,920,000        23,519,587
      Series J, Pre-Refunded, 6.00%, 8/01/21 ...................................................       9,995,000        10,307,144
   New York City IDA, Civic Facility Revenue,
      Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ................................       6,515,000         6,624,061
      Series C, 6.80%, 6/01/28 .................................................................       5,000,000         5,290,250
      Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 ......................       1,490,000         1,535,609
   New York City IDA Special Facility Revenue,
      American Airlines Inc., JFK International Airport Project, 7.50%, 8/01/16 ................      15,000,000        16,927,650
      American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25 ...............      20,000,000        23,061,800
      American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31 ................      15,000,000        17,436,900


146 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEW YORK (CONTINUED)
   New York City IDA Special Facility Revenue, (continued)
      American Airlines Inc., JFK International Airport Project, Series A, 8.00%, 8/01/12 ......    $ 74,000,000     $  82,934,760
      British Airways PLC Project, 7.625%, 12/01/32 ............................................      15,000,000        16,793,850
   New York City IDAR,
      Liberty, Seven World Trade Center, Series A, 6.25%, 3/01/15 ..............................      10,000,000        10,631,800
      Liberty, Seven World Trade Center, Series A, 6.50%, 3/01/35 ..............................      50,000,000        53,400,000
      Queens Baseball Staduim-Pilot, AMBAC Insured, 5.00%, 1/01/31 .............................       9,500,000        10,073,325
   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
      Series C, 5.00%, 6/15/30 .................................................................      15,000,000        15,726,300
      Series E, 5.00%, 6/15/34 .................................................................      10,000,000        10,359,400
   New York State Dormitory Authority Revenues,
      Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 ...........................       8,940,000         9,212,849
      Supported Debt, Mental Health Services, Refunding, Series A, 6.00%, 8/15/17 ..............         115,000           118,411
      Supported Debt, Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 ...........       2,185,000         2,251,686
   New York State HFA Service Contract Obligation Revenue, Series A,
      6.00%, 3/15/26 ...........................................................................         220,000           224,794
      Pre-Refunded, 6.00%, 3/15/26 .............................................................       4,755,000         4,852,858
   New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series 7,
    Pre-Refunded, 5.70%, 1/01/27 ...............................................................       4,750,000         4,876,445
   Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 ........       1,000,000         1,030,720
   Onondaga County IDA Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
    Refunding,
      6.80%, 11/01/14 ..........................................................................       5,000,000         5,244,800
      7.00%, 11/01/30 ..........................................................................       7,000,000         7,329,980
   Port Authority of New York and New Jersey Revenue, Consolidated, 140th, XLCA Insured,
    5.00%, 12/01/27 ............................................................................      17,020,000        18,150,128
   Port Authority of New York and New Jersey Special Obligation Revenue, Continental
    Airlines Inc., Eastern Project, La Guardia,
      9.00%, 12/01/10 ..........................................................................      10,000,000        10,147,000
      9.125%, 12/01/15 .........................................................................      27,650,000        28,032,399
   Utica IDA Civic Facility Revenue, Utica College Civic Facility,
      6.75%, 12/01/21 ..........................................................................       1,250,000         1,389,050
      6.85%, 12/01/31 ..........................................................................       2,000,000         2,221,800
                                                                                                                     -------------
                                                                                                                       602,090,788
                                                                                                                     -------------

   NORTH CAROLINA 1.9%
   Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ...........................      15,310,000        16,076,572
   North Carolina Eastern Municipal Power Agency Power System Revenue,
      Refunding, Series A, 5.75%, 1/01/26 ......................................................      37,500,000        39,595,875
      Refunding, Series B, 5.75%, 1/01/24 ......................................................      35,750,000        37,780,958
      Series D, 6.70%, 1/01/19 .................................................................       2,000,000         2,185,000
      Series D, 6.75%, 1/01/26 .................................................................       5,000,000         5,470,200
   North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
      3/01/16 ..................................................................................       1,040,000         1,080,882
      9/01/17 ..................................................................................         730,000           739,490
   North Carolina Medical Care Commission Health Care Facilities Revenue, Pennybyrn at
    Maryfield, Series A,
      5.75%, 10/01/23 ..........................................................................       3,625,000         3,733,206
      6.00%, 10/01/23 ..........................................................................       2,500,000         2,619,100


                                                         Semiannual Report | 147

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NORTH CAROLINA (CONTINUED)
   North Carolina Medical Care Commission Retirement Facilities Revenue, first mortgage,
    United Methodist, Refunding, Series C,
      5.25%, 10/01/24 ..........................................................................    $    920,000     $     940,608
      5.50%, 10/01/32 ..........................................................................       1,600,000         1,652,400
   North Carolina Medical Care Commission Revenue, Series A, 6.125%, 10/01/35 ..................       7,000,000         7,336,280
                                                                                                                     -------------
                                                                                                                       119,210,571
                                                                                                                     -------------

   OHIO 1.5%
   Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation,
      ETM, 6.40%, 12/01/06 .....................................................................       1,685,000         1,696,003
      Pre-Refunded, 6.50%, 12/01/07 ............................................................         670,000           687,822
      Pre-Refunded, 6.90%, 12/01/16 ............................................................       2,500,000         2,568,825
   Centerville City School District GO, School Improvement, FSA Insured, 5.00%, 12/01/30 .......       9,260,000         9,761,799
   Cuyahoga County Hospital Revenue, Refunding, 5.50%, 1/01/29 .................................      11,500,000        12,279,470
   Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
    Refunding,
      Series C, 6.05%, 10/01/09 ................................................................      14,250,000        15,212,730
      Series E, 6.05%, 10/01/09 ................................................................       5,250,000         5,604,690
      Series F, 6.05%, 10/01/09 ................................................................       1,000,000         1,067,560
   Franklin County Health Care Facilities Revenue,
      Ohio Presbyterian, Series A, Pre-Refunded, 7.125%, 7/01/29 ...............................       1,000,000         1,157,270
      Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ..............................       3,100,000         3,171,021
      Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ..............................         950,000           970,596
      Presbyterian Retirement Services, Series A, Pre-Refunded, 6.625%, 7/01/13 ................       1,000,000         1,039,980
   Franklin County Ohio Hospital Revenue, The Children's Hospital, FGIC Insured, 5.00%,
    5/01/35 ....................................................................................      10,000,000        10,398,100
   Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Series A,
    Pre-Refunded,
      6.625%, 7/01/14 ..........................................................................       1,000,000         1,040,560
      6.75%, 7/01/20 ...........................................................................       2,000,000         2,088,640
   Miami County Hospital Facilities Revenue, Refunding and Improvement, Upper Valley Medical
    Center, 5.25%, 5/15/26 .....................................................................       2,750,000         2,897,125
   Montgomery County Health System Revenue,
      Series B-1, 8.10%, 7/01/18 ...............................................................         245,000           248,810
      Series B-2, 8.10%, 7/01/18 ...............................................................         295,000           299,646
      St. Leonard, Series B, 8.10%, 7/01/18 ....................................................         400,000           406,220
   Ohio State Air Quality Development Authority Revenue, PCR, Cleveland Electric, Refunding,
    Series B, 6.00%, 8/01/20 ...................................................................       6,250,000         6,492,563
   Oregon City School District GO, AMBAC Insured, 5.00%, 12/01/27 ..............................       5,000,000         5,297,200
   Toledo Lucas County Port Authority Airport Revenue, Bax Global Project, Refunding, Series 1,
    6.25%, 11/01/13 ............................................................................       4,000,000         4,124,200
   Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, Pre-Refunded,
    6.875%, 7/01/16 ............................................................................       1,500,000         1,564,605
                                                                                                                     -------------
                                                                                                                        90,075,435
                                                                                                                     -------------


148 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OKLAHOMA 0.2%
   Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project, Series B,
    6.60%, 7/01/31 ...............................................................................    $   5,000,000    $  5,487,500
   Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    6.00%, 8/15/14 ...............................................................................        4,000,000       4,115,600
                                                                                                                       ------------
                                                                                                                          9,603,100
                                                                                                                       ------------
   OREGON 1.9%
   Klamath Falls Electric Revenue, Klamath Cogeneration Project, senior lien,
      7.00%, 1/01/25 .............................................................................       12,300,000      11,755,725
      Refunding, 5.75%, 1/01/13 ..................................................................       28,000,000      27,095,600
      Refunding, 5.875%, 1/01/16 .................................................................       26,650,000      25,627,706
      Refunding, 6.00%, 1/01/25 ..................................................................       27,900,000      26,398,422
   Oregon State Department of Administrative Services COP, Series A,
      AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ................................................        9,400,000      10,234,250
      FSA Insured, 5.00%, 5/01/30 ................................................................        8,195,000       8,617,452
   Oregon State Health Housing Educational and Cultural Facilities Authority Revenue, Linfield
    College Project, Series A,
      6.75%, 10/01/25 ............................................................................            5,000           5,479
      Pre-Refunded, 6.75%, 10/01/25 ..............................................................        5,215,000       5,857,645
                                                                                                                       ------------
                                                                                                                        115,592,279
                                                                                                                       ------------
   PENNSYLVANIA 4.3%
   Allegheny County Hospital Development Authority Revenue, Health System,
      Refunding, Series A, MBIA Insured, 6.50%, 11/15/30 .........................................       10,000,000      11,207,200
      Series B, 9.25%, 11/15/15 ..................................................................       24,000,000      28,588,320
      Series B, 9.25%, 11/15/22 ..................................................................       24,000,000      28,578,000
   Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 6.10%, 7/15/20 ........        5,500,000       5,656,860
   Allegheny County Sanitation Authority Sewer Revenue, Refunding, Series A, MBIA Insured,
    5.00%, 12/01/30 ..............................................................................       12,775,000      13,449,903
   Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..................        2,725,000       2,854,356
   Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
    Asbury Health Center Project, Refunding, 7.40%, 12/01/15 .....................................        5,250,000       5,295,202
   Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
      6.50%, 1/01/08 .............................................................................          425,000         437,555
      6.10%, 7/01/13 .............................................................................       20,500,000      21,359,975
      6.20%, 7/01/19 .............................................................................        9,500,000       9,901,755
   Lancaster IDAR, Garden Spot Village Project, Series A, Pre-Refunded, 7.625%, 5/01/31 ..........        1,650,000       1,884,300
   Lehigh County IDA, PCR, Pennsylvania Power and Light Electrical Utilities Corp. Project,
    Refunding, Series A, FGIC Insured, 4.70%, 9/01/29 ............................................       16,000,000      16,359,520
   Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue, Reliant
    Energy Seward, Series A, 6.75%, 12/01/36 .....................................................       65,000,000      69,901,650
   Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%,
    11/15/16 .....................................................................................       13,000,000      13,310,050


                                                         Semiannual Report | 149

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   PENNSYLVANIA (CONTINUED)
   Philadelphia IDA Health Care Facility Revenue, Pauls Run, Refunding, Series A, 5.85%,
    5/15/13 ......................................................................................    $   2,200,000    $  2,244,330
   Philadelphia Water and Wastewater Revenue, Series A, FSA Insured, 5.00%, 7/01/27 ..............       10,020,000      10,582,423
   Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.75%, 12/01/21 .....        3,000,000       3,234,570
   State Public School Building Authority School Revenue, Philadelphia School District Project,
    FSA Insured, 5.00%, 6/01/33 ..................................................................       13,750,000      14,266,175
   Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured, 6.05%,
    4/01/14 ......................................................................................        5,025,000       5,078,566
                                                                                                                       ------------
                                                                                                                        264,190,710
                                                                                                                       ------------
   RHODE ISLAND 0.2%
   Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
    Lifespan Obligation Group,
      MBIA Insured, Pre-Refunded, 5.75%, 5/15/23 .................................................        3,095,000       3,201,778
      Pre-Refunded, 6.50%, 8/15/32 ...............................................................        8,000,000       9,175,600
      Refunding, MBIA Insured, 5.75%, 5/15/23 ....................................................          405,000         418,292
                                                                                                                       ------------
                                                                                                                         12,795,670
                                                                                                                       ------------
   SOUTH CAROLINA 0.9%
   Dorchester County School District No. 002 Installment Purchase Revenue, Growth Remedy
    Opportunities Tax Hike, 5.25%, 12/01/29 ......................................................       16,500,000      17,331,105
   Greenville County School District Installment Purchase Revenue, Building Equity Sooner
    Tomorrow, Refunding, 5.00%, 12/01/28 .........................................................       17,500,000      18,224,100
   Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
    Project, 5.00%, 12/01/26 .....................................................................       15,015,000      15,216,201
   Tobacco Settlement Revenue Management Authority Tobacco Settlement Revenue, Series B,
    6.375%, 5/15/30 ..............................................................................        3,750,000       4,278,937
                                                                                                                       ------------
                                                                                                                         55,050,343
                                                                                                                       ------------
   TENNESSEE 1.0%
   Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/20 ........................        5,990,000       6,460,036
   Hallsdale-Powell Utility District Knox County Water and Sewer Revenue, Refunding and
    Improvement, Series A, FGIC Insured, 5.00%, 4/01/34 ..........................................        5,000,000       5,192,500
   Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
    Mountain States Health, Refunding, Series A, MBIA Insured, zero cpn.,
      7/01/27 ....................................................................................       19,365,000       7,406,725
      7/01/28 ....................................................................................       19,400,000       7,055,198
      7/01/29 ....................................................................................       19,365,000       6,693,512
      7/01/30 ....................................................................................       19,370,000       6,360,914
   Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
    Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
      1/01/25 ....................................................................................        5,000,000       1,814,750
      1/01/26 ....................................................................................        2,610,000         889,801
   Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.25%, 9/01/26 ......................       20,000,000      22,358,400
                                                                                                                       ------------
                                                                                                                         64,231,836
                                                                                                                       ------------


150 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   TEXAS 1.9%
   Angelina and Neches River Authority Waste Disposal Revenue, Temple-Inland Forest Products,
    6.95%, 5/01/23 ...............................................................................    $   1,750,000    $  1,935,710
   Austin Convention Enterprises Inc. Convention Center Revenue, first tier, Series A, 6.70%,
    1/01/32 ......................................................................................       10,000,000      10,744,500
   Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
    FSA Insured, ETM, 6.00%, 11/15/15 ............................................................        8,750,000       8,885,450
   Brazos River Authority PCR, TXU Energy Co. Project, Refunding, Series B, 6.30%, 7/01/32 .......        9,000,000       9,792,360
   Brownsville Utility System Revenue, Refunding and Improvement, Series A, AMBAC Insured,
    5.00%, 9/01/31 ...............................................................................       12,500,000      13,127,375
   Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ...................................        2,245,000       2,283,053
   Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 ....................        4,810,000       5,422,554
   El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities,
    Bienvivir Senior Health,
      7.00%, 8/15/12 .............................................................................          765,000         816,989
      7.50%, 8/15/18 .............................................................................        2,300,000       2,496,765
      7.75%, 8/15/31 .............................................................................        3,000,000       3,301,470
   Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
    Pre-Refunded, 6.25%, 8/15/29 .................................................................       10,975,000      11,954,738
   Matagorda County Navigation District No. 1 Revenue, Centerpoint Energy Project, Refunding,
    5.60%, 3/01/27 ...............................................................................       11,000,000      11,521,510
   Sabine River Authority PCR,
      TXU Electric, Refunding, Series C, 5.20%, 5/01/28 ..........................................       15,000,000      15,563,100
      TXU Energy Co. LLC Project, Refunding, Series A, 5.80%, 7/01/22 ............................        1,000,000       1,076,210
      TXU Energy Co. LLC Project, Refunding, Series B, 6.15%, 8/01/22 ............................        3,000,000       3,292,260
   Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
    8/15/32 ......................................................................................       51,000,000      12,084,960
                                                                                                                       ------------
                                                                                                                        114,299,004
                                                                                                                       ------------
   VERMONT 0.3%
   Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
    Series A, AMBAC Insured, 6.00%, 12/01/23 .....................................................       15,000,000      16,253,550
                                                                                                                       ------------
   VIRGINIA 0.9%
   Fairfax County EDA Transportation Contract Revenue, Route 28 Project, MBIA Insured, 5.00%,
    4/01/33 ......................................................................................        5,000,000       5,237,100
   Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, MBIA Insured,
    5.00%, 6/15/30 ...............................................................................       12,255,000      12,912,358
   James City County EDA Residential Care Facility Revenue, first mortgage, Williamsburg
    Landing, Series A,
      5.35%, 9/01/26 .............................................................................          750,000         773,738
      5.50%, 9/01/34 .............................................................................          750,000         775,777
   Peninsula Ports Authority Coal Terminal Revenue, Dominion Terminal Associates, Refunding,
    6.00%, 4/01/33 ...............................................................................        9,000,000       9,854,190
   Tobacco Settlement Financing Corp. Revenue, Asset-Backed,
      5.50%, 6/01/26 .............................................................................        2,500,000       2,589,175
      5.625%, 6/01/37 ............................................................................        3,000,000       3,126,840


                                                         Semiannual Report | 151

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   VIRGINIA (CONTINUED)
   Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
    Westminster Canterbury Project,
      Refunding, 5.00%, 11/01/22 .................................................................    $   1,000,000    $  1,005,770
      Refunding, 5.25%, 11/01/26 .................................................................        1,000,000       1,024,020
      Refunding, 5.375%, 11/01/32 ................................................................        1,000,000       1,026,390
      Series A, Pre-Refunded, 7.125%, 11/01/23 ...................................................        5,000,000       5,614,700
      Series A, Pre-Refunded, 7.25%, 11/01/32 ....................................................        9,000,000      10,139,760
                                                                                                                       ------------
                                                                                                                         54,079,818
                                                                                                                       ------------
   WASHINGTON 1.5%
   Douglas County PUD No. 1 Wells Hydroelectric Revenue, Refunding, Series B, FGIC Insured,
    5.00%, 9/01/35 ...............................................................................        7,685,000       8,018,375
   Energy Northwest Electric Revenue, Columbia Generating Station,
      Refunding, Series A, 5.00%, 7/01/24 ........................................................       15,260,000      16,144,928
      Series C, 5.00%, 7/01/24 ...................................................................        5,000,000       5,289,950
   Port Seattle Revenue, intermediate lien, Refunding, Series A, MBIA Insured, 5.00%, 3/01/30 ....       15,000,000      15,739,950
   Spokane GO, Refunding, Series A, FGIC Insured, 5.00%, 12/01/30 ................................        5,720,000       6,035,572
   Washington State GO,
      AMBAC Insured, 5.00%, 1/01/31 ..............................................................       17,020,000      17,885,808
      Motor Vehicle Fuel Tax, Series C, 5.00%, 6/01/29 ...........................................        5,180,000       5,429,883
      Motor Vehicle Fuel Tax, Series C, 5.00%, 6/01/30 ...........................................        5,370,000       5,625,075
   Washington State Health Care Facilities Authority Revenue,
    c Kadlec Medical Center, Series A, Assured Guaranty Insured, 5.00%, 12/01/30 .................        4,000,000       4,145,720
      Providence Health Care Services, Refunding, Series A, FGIC Insured, 5.00%, 10/01/36 ........       10,000,000      10,442,200
                                                                                                                       ------------
                                                                                                                         94,757,461
                                                                                                                       ------------
   WEST VIRGINIA 0.2%
   West Virginia University Revenues, Improvement, West Virginia University Projects, Series C,
    FGIC Insured, 5.00%, 10/01/34 ................................................................       10,000,000      10,445,000
                                                                                                                       ------------
   WISCONSIN 0.7%
   Central Brown County Water Authority Water System Revenue, Refunding, AMBAC Insured, 5.00%,
    12/01/30 .....................................................................................       16,705,000      17,522,543
   Green Bay Water System Revenue, Refunding and Improvement, FSA Insured, 5.00%, 11/01/29 .......        5,000,000       5,245,300
   Kaukauna Environmental Improvement Revenue, International Paper Co. Project, Series A,
    6.70%, 5/01/24 ...............................................................................        4,100,000       4,378,103
   Wisconsin State Health and Educational Facilities Authority Revenue,
      Fort Healthcare Inc. Project, 5.75%, 5/01/24 ...............................................        5,000,000       5,271,400
      New Castle Place Project, Series A, 7.00%, 12/01/31 ........................................        2,500,000       2,657,850
      Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 .............................................        9,530,000       9,902,051
                                                                                                                       ------------
                                                                                                                         44,977,247
                                                                                                                       ------------


152 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   WYOMING 0.2%
   Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 ........     $ 10,500,000     $   10,726,380
                                                                                                                     --------------
   U.S. TERRITORIES 3.3%
   DISTRICT OF COLUMBIA 1.3%
   District of Columbia Ballpark Revenue, Series B-1, FGIC Insured, 5.00%, 2/01/35 ............       18,000,000         18,725,040
   District of Columbia GO,
      Refunding, Series A, 6.00%, 6/01/07 .....................................................        1,535,000          1,559,959
      Series A, ETM, 6.00%, 6/01/07 ...........................................................          280,000            284,964
   District of Columbia Hospital Revenue, Medlantic Healthcare Group, Series A, MBIA Insured,
    ETM, 5.875%, 8/15/19 ......................................................................        8,850,000          9,135,589
   District of Columbia Revenue, Methodist Home Issue, 6.00%, 1/01/29 .........................        4,750,000          4,808,853
   District of Columbia Tobacco Settlement Financing Corp. Revenue,
      Asset-Backed Bonds, 6.50%, 5/15/33 ......................................................       22,000,000         25,364,020
      Capital Appreciation, Asset-Backed Bonds, Series A, zero cpn., 6/15/46 ..................      175,000,000         15,233,750
      Capital Appreciation, Asset-Backed Bonds, Series B, zero cpn., 6/15/46 ..................       66,000,000          5,472,060
                                                                                                                     --------------
                                                                                                                         80,584,235
                                                                                                                     --------------
   GUAM 0.4%
   Guam Government Waterworks Authority Water and Wastewater System Revenue, Water,
      6.00%, 7/01/25 ..........................................................................        4,000,000          4,308,720
      5.875%, 7/01/35 .........................................................................        8,000,000          8,481,919
   Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
    3/15/28 ...................................................................................        8,010,000          8,657,208
                                                                                                                     --------------
                                                                                                                         21,447,847
                                                                                                                     --------------
   PUERTO RICO 1.0%
   Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
      5.50%, 5/15/39 ..........................................................................       11,500,000         11,861,215
      5.625%, 5/15/43 .........................................................................        3,500,000          3,620,925
   Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/34 ..................       20,000,000         20,479,600
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series J, 5.00%, 7/01/34 ..................................................................       11,500,000         11,775,771
   Puerto Rico Electric Power Authority Power Revenue, Series NN, 5.125%, 7/01/29 .............       11,500,000         11,978,975
                                                                                                                     --------------
                                                                                                                         59,716,486
                                                                                                                     --------------
   VIRGIN ISLANDS 0.6%
   Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
      5.75%, 10/01/13 .........................................................................       15,000,000         15,702,900
      5.875%, 10/01/18 ........................................................................        7,000,000          7,338,100
      6.00%, 10/01/22 .........................................................................       14,500,000         15,197,740
                                                                                                                     --------------
                                                                                                                         38,238,740
                                                                                                                     --------------
   TOTAL U.S. TERRITORIES .....................................................................                         199,987,308
                                                                                                                     --------------
   TOTAL LONG TERM INVESTMENTS (COST $5,540,918,707) ..........................................                       5,882,557,747
                                                                                                                     --------------


                                                         Semiannual Report | 153

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 2.8%
   MUNICIPAL BONDS 2.8%
   CALIFORNIA 0.0% d
 e Metropolitan Water District Southern California Waterworks Revenue, Series C-2, Daily VRDN
    and Put, 3.30%, 7/01/36 ...................................................................     $  1,500,000     $    1,500,000
                                                                                                                     --------------
   COLORADO 0.1%
 e Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federal
    Bond Program,
      Daily VRDN and Put, 3.60%, 2/01/35 ......................................................        2,640,000          2,640,000
      Series A-4, Daily VRDN and Put, 3.60%, 2/01/34 ..........................................          700,000            700,000
                                                                                                                     --------------
                                                                                                                          3,340,000
                                                                                                                     --------------
   CONNECTICUT 0.1%
 e Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
    Series V-1, Daily VRDN and Put, 3.41%, 7/01/36 ............................................        4,300,000          4,300,000
                                                                                                                     --------------
   FLORIDA 0.0% d
 e Jacksonville Health Facilities Authority Hospital Revenue, Baptist Medical Center Project,
    Daily VRDN and Put, 3.55%, 8/15/21 ........................................................          600,000            600,000
                                                                                                                     --------------
   GEORGIA 0.2%
 e Athens-Clarke County Unified Government Development Authority Revenue, University of Georgia
    Athletic Assn. Project, Daily VRDN and Put, 3.57%, 8/01/33 ................................          600,000            600,000
 e Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 3.56%, 11/01/15 ..................        8,100,000          8,100,000
                                                                                                                     --------------
                                                                                                                          8,700,000
                                                                                                                     --------------
   KENTUCKY 0.0% d
 e Berea Educational Facilities Revenue, Series A, Daily VRDN and Put, 3.40%, 6/01/32 .........        1,000,000          1,000,000
                                                                                                                     --------------
   LOUISIANA 0.1%
 e Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put, 3.56%,
    12/01/15 ..................................................................................        7,700,000          7,700,000
                                                                                                                     --------------
   MASSACHUSETTS 0.1%
 e Massachusetts State GO, Consolidated Loan,
      Series A, Daily VRDN and Put, 3.50%, 3/01/26 ............................................        2,000,000          2,000,000
      Series B, Daily VRDN and Put, 3.50%, 3/01/26 ............................................        2,500,000          2,500,000
 e Massachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding,
    Sub Series D, Daily VRDN and Put, 3.40%, 8/01/17 ..........................................        1,400,000          1,400,000
                                                                                                                     --------------
                                                                                                                          5,900,000
                                                                                                                     --------------
   MICHIGAN 0.1%
 e Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
    3.41%, 7/01/33 ............................................................................        6,000,000          6,000,000
 e Michigan State University Revenues, Series A, Daily VRDN and Put, 3.40%, 8/15/32 ...........        1,800,000          1,800,000
                                                                                                                     --------------
                                                                                                                          7,800,000
                                                                                                                     --------------
   MISSOURI 0.0% d
 e Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    St. Louis University, Series A, MBIA Insured, Daily VRDN and Put, 3.50%, 10/01/35 .........        1,580,000          1,580,000
                                                                                                                     --------------


154 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEVADA 0.6%
 e Las Vegas Valley Water District GO, Water Improvement Series C, Daily VRDN and Put, 3.41%,
    6/01/36 ...................................................................................     $ 34,200,000     $   34,200,000
                                                                                                                     --------------
   NEW MEXICO 0.0% d
 e Farmington PCR, Arizona Public Service Co., Refunding, Series B, Daily VRDN and Put, 3.41%,
    9/01/24 ...................................................................................          800,000            800,000
                                                                                                                     --------------
   NEW YORK 0.6%
 e Long Island Power Authority Electric System Revenue,
      Sub Series 2, Daily VRDN and Put, 3.35%, 5/01/33 ........................................        5,500,000          5,500,000
      Sub Series 3B, Daily VRDN and Put, 3.56%, 5/01/33 .......................................        6,200,000          6,200,000
 e MTA Revenue, Transportation, Sub Series G-2, Daily VRDN and Put, 3.39%, 11/01/26 ...........        2,600,000          2,600,000
 e New York City GO,
      Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, 3.35%, 8/01/14 ....        1,000,000          1,000,000
      Sub Series A-7, Daily VRDN and Put, 3.35%, 8/01/20 ......................................        1,000,000          1,000,000
      Sub Series E-3, Daily VRDN and Put, 3.35%, 8/01/23 ......................................          800,000            800,000
      Sub Series H-4, Daily VRDN and Put, 3.35%, 3/01/34 ......................................        9,055,000          9,055,000
 e New York City IDAR, Liberty, 1 Bryant Park LLC, Series B, Daily VRDN and Put, 3.59%,
    11/01/39 ..................................................................................        8,000,000          8,000,000
                                                                                                                     --------------
                                                                                                                         34,155,000
                                                                                                                     --------------
   NORTH CAROLINA 0.1%
 e Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas Health Care,
    Refunding, Series C, Daily VRDN and Put, 3.58%, 1/15/26 ...................................        4,500,000          4,500,000
                                                                                                                     --------------
   OHIO 0.2%
 e Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co.,
    Series C, Daily VRDN and Put, 3.45%, 6/01/23 ..............................................       14,100,000         14,100,000
 e Ohio State Water Development Authority Pollution Control Facilities Revenue, First Energy
    General Corp., Refunding, Series A, Daily VRDN and Put, 3.57%, 5/15/19 ....................          600,000            600,000
                                                                                                                     --------------
                                                                                                                         14,700,000
                                                                                                                     --------------
   TENNESSEE 0.6%
 e Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
    Put, 3.58%,
      7/01/31 .................................................................................        9,135,000          9,135,000
      1/01/33 .................................................................................       13,695,000         13,695,000
      7/01/34 .................................................................................        3,050,000          3,050,000
 e Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN and
    Put, 3.58%,
      4/01/32 .................................................................................        3,100,000          3,100,000
      7/01/34 .................................................................................        8,400,000          8,400,000
                                                                                                                     --------------
                                                                                                                         37,380,000
                                                                                                                     --------------


                                                         Semiannual Report | 155

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   VIRGINIA 0.0% d
 e Roanoke IDA Hospital Revenue, Carilion Health System, Refunding, Series C-2, FSA Insured,
    Daily VRDN and Put, 3.55%, 7/01/27 ........................................................     $  1,400,000     $    1,400,000
                                                                                                                     --------------

   TOTAL SHORT TERM INVESTMENTS (COST $169,555,000) ...........................................                         169,555,000
                                                                                                                     --------------
   TOTAL INVESTMENTS (COST $5,710,473,707) 99.2% ..............................................                       6,052,112,747
   OTHER ASSETS, LESS LIABILITIES 0.8% ........................................................                          47,547,182
                                                                                                                     --------------
   NET ASSETS 100.0% ..........................................................................                      $6,099,659,929
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 184.

a     See Note 6 regarding defaulted securities.

b The bond pays interest upon the issuers ability to pay, which may be more or less than the stated interest rate.

c See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

d     Rounds to less than 0.1% of net assets.

e Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


156 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS A                                              (UNAUDITED)           2006         2005         2004 f       2003        2002
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............    $   12.15        $   12.18    $   12.23    $   12.03    $   11.85    $  11.70
                                                   ---------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .......................         0.26             0.52         0.54         0.54         0.56        0.57

  Net realized and unrealized gains (losses) ....        (0.06)           (0.02)       (0.05)        0.19         0.18        0.15
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................         0.20             0.50         0.49         0.73         0.74        0.72
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income ...        (0.26)           (0.53)       (0.54)       (0.53)       (0.56)      (0.57)
                                                   ---------------------------------------------------------------------------------
Redemption fees .................................           -- d             -- d         -- d         --           --          --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................    $   12.09        $   12.15    $   12.18    $   12.23    $   12.03    $  11.85
                                                   =================================================================================

Total return c ..................................         1.70%            4.17%        4.13%        6.27%        6.41%       6.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............    $ 924,896        $ 892,122    $ 792,518    $ 786,938    $ 778,716    $731,972

Ratios to average net assets:

  Expenses ......................................         0.64% e          0.65%        0.65%        0.65%        0.65%       0.65%

  Net investment income .........................         4.25% e          4.28%        4.47%        4.31%        4.68%       4.86%

Portfolio turnover rate .........................         1.78%            8.11%       11.50%        8.95%       17.95%       6.11%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 157

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS B                                              (UNAUDITED)           2006         2005         2004 f       2003        2002
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............    $   12.22        $   12.24    $   12.29    $   12.09    $   11.90    $  11.74
                                                   ---------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .......................         0.23             0.46         0.47         0.48         0.49        0.51

  Net realized and unrealized gains (losses) ....        (0.06)           (0.02)       (0.05)        0.19         0.19        0.16
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................         0.17             0.44         0.42         0.67         0.68        0.67
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income ...        (0.23)           (0.46)       (0.47)       (0.47)       (0.49)      (0.51)
                                                   ---------------------------------------------------------------------------------
Redemption fees .................................           -- d             -- d         -- d         --           --          --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................    $   12.16        $   12.22    $   12.24    $   12.29    $   12.09    $  11.90
                                                   =================================================================================

Total return c ..................................         1.41%            3.66%        3.55%        5.67%        5.88%       5.82%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............    $  75,276        $  78,327    $  83,208    $  80,303    $  67,994    $ 36,461

Ratios to average net assets:

  Expenses ......................................         1.19% e          1.20%        1.20%        1.20%        1.20%       1.20%

  Net investment income .........................         3.70% e          3.73%        3.92%        4.86%        4.13%       4.31%

Portfolio turnover rate .........................         1.78%            8.11%       11.50%        8.95%       17.95%       6.11%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


158 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   AUGUST 31, 2006                       YEAR ENDED FEBRUARY 28,
CLASS C                                              (UNAUDITED)           2006         2005         2004 f       2003        2002
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............    $   12.24        $   12.27    $   12.32    $   12.11    $   11.93    $  11.77
                                                   ---------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .......................         0.23             0.46         0.48         0.48         0.50        0.51

  Net realized and unrealized gains (losses) ....        (0.05)           (0.03)       (0.06)        0.20         0.18        0.16
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................         0.18             0.43         0.42         0.68         0.68        0.67
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income ...        (0.23)           (0.46)       (0.47)       (0.47)       (0.50)      (0.51)
                                                   ---------------------------------------------------------------------------------
Redemption fees .................................           -- d             -- d         -- d         --           --          --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................    $   12.19        $   12.24    $   12.27    $   12.32    $   12.11    $  11.93
                                                   =================================================================================

Total return c ..................................         1.49%            3.57%        3.53%        5.72%        5.80%       5.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............    $ 146,956        $ 139,401    $ 117,356    $ 111,847    $ 100,410    $ 74,104

Ratios to average net assets:

  Expenses ......................................         1.19% e          1.20%        1.20%        1.22%        1.18%       1.20%

  Net investment income .........................         3.70% e          3.73%        3.92%        4.88%        4.15%       4.31%

Portfolio turnover rate .........................         1.78%            8.11%       11.50%        8.95%       17.95%       6.11%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 159

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.6%
   MUNICIPAL BONDS 98.6%
   DELAWARE 1.3%
   Delaware River and Bay Authority Revenue,
      MBIA Insured, 5.00%, 1/01/27 ............................................................     $ 10,000,000     $   10,422,500
      Series A, AMBAC Insured, Pre-Refunded, 5.75%, 1/01/29 ...................................        4,000,000          4,303,400
                                                                                                                     --------------
                                                                                                                         14,725,900
                                                                                                                     --------------
   NEW JERSEY 74.5%
   Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 ..............................        4,100,000          4,212,668
   Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 .......................        1,000,000          1,003,450
   Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project, MBIA
    Insured, ETM, 7.40%, 7/01/16 ..............................................................        9,500,000         11,598,170
   Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board of
    Education Project, 5.00%, 4/01/32 .........................................................        3,400,000          3,578,942
   Bergen County Utilities Authority Water PCR, System, AMBAC Insured, 5.00%, 12/15/31 ........        3,000,000          3,173,160
   Berhards Township School District GO, MBIA Insured, 5.00%, 7/15/30 .........................       10,038,000         10,611,170
   Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 .......................        1,975,000          2,031,426
   Branchburg Township Board of Education GO, FGIC Insured, Pre-Refunded, 5.00%,
      7/15/27 .................................................................................        1,300,000          1,379,209
      7/15/28 .................................................................................        1,365,000          1,448,169
      7/15/29 .................................................................................        1,440,000          1,527,739
   Camden County Improvement Authority Health System Revenue, Catholic Health East, Refunding,
    Series B, AMBAC Insured, 5.00%, 11/15/28 ..................................................       11,600,000         11,941,620
   Cape May County IPC Financing Authority Revenue, Atlantic City Electric Co., Refunding,
    Series A, MBIA Insured, 6.80%, 3/01/21 ....................................................        5,400,000          6,973,830
   Carteret Board of Education COP, MBIA Insured, Pre-Refunded, 5.75%, 1/15/30 ................        1,155,000          1,235,122
   East Orange GO, Water Utility, AMBAC Insured, Pre-Refunded, 5.70%,
      6/15/23 .................................................................................        1,200,000          1,255,200
      6/15/24 .................................................................................        1,385,000          1,448,710
      6/15/25 .................................................................................        1,465,000          1,532,390
   Egg Harbor Township School District GO,
      FGIC Insured, Pre-Refunded, 5.125%, 7/15/24 .............................................        4,870,000          5,234,519
      MBIA Insured, 5.00%, 4/01/29 ............................................................        3,195,000          3,384,336
      MBIA Insured, 5.00%, 4/01/30 ............................................................        3,027,000          3,201,900
   Freehold Township Board of Education GO, MBIA Insured, Pre-Refunded, 5.00%, 2/15/30 ........        1,500,000          1,584,195
   Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
      Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding,
      Series A, 6.85%, 12/01/29 ...............................................................        1,375,000          1,487,956
      Series B, 7.00%, 12/01/29 ...............................................................        1,250,000          1,353,975
   Hammonton School District GO, FGIC Insured, 5.00%,
      8/01/26 .................................................................................        1,155,000          1,211,433
      8/01/27 .................................................................................        1,215,000          1,274,365
   Higher Education Student Assistance Authority Student Loan Revenue, Series A, MBIA Insured,
    6.15%, 6/01/19 ............................................................................        1,390,000          1,423,596
   Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 .................        7,120,000          7,226,586
   Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ........................        4,315,000          4,548,700
   Hoboken Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 5.30%, 5/01/27 .....        3,600,000          3,917,592
   Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
    Series A, 6.125%, 1/01/29 .................................................................        6,510,000          6,543,201


160 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEW JERSEY (CONTINUED)
   Jackson Township School District GO, FGIC Insured, Pre-Refunded, 5.00%, 4/15/25 ............     $  3,000,000     $    3,200,490
   Jersey City GO, Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/20 .......................        1,000,000          1,074,950
   Lafayette Yard Community Development Corp. Revenue, Hotel/Conference Center Project, Trenton
    Guaranteed, MBIA Insured, Pre-Refunded,
      6.00%, 4/01/29 ..........................................................................        1,750,000          1,905,470
      5.80%, 4/01/35 ..........................................................................        2,520,000          2,727,144
   Middlesex County COP, MBIA Insured,
      5.00%, 8/01/31 ..........................................................................        3,250,000          3,359,622
      zero cpn., 6/15/24 ......................................................................        1,000,000            456,550
   Middlesex County Improvement Authority Revenue, Administration Building Residential Project,
    FNMA Insured,
      5.25%, 7/01/21 ..........................................................................          750,000            793,717
      5.35%, 7/01/34 ..........................................................................        1,575,000          1,654,585
   Middletown Township GO, Board of Education, MBIA Insured, Pre-Refunded, 5.85%,
      8/01/24 .................................................................................        4,295,000          4,382,618
      8/01/25 .................................................................................            5,000              5,102
   Monroe Township Municipal Utilities Authority Middlesex County Revenue, FGIC Insured,
    Pre-Refunded, 5.00%, 2/01/26 ..............................................................        1,000,000          1,055,670
   Mount Olive Township Board of Education GO, MBIA Insured, 5.00%, 7/15/29 ...................        7,875,000          8,308,755
   New Jersey EDA, PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ........................          550,000            553,482
   New Jersey EDA Heating and Cooling Revenue, Trigen-Trenton Project, Refunding, Series B,
    6.20%, 12/01/07 ...........................................................................        1,515,000          1,522,166
   New Jersey EDA Lease Revenue, International Center for Public Health Project,
    University of  Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ......................        5,000,000          5,377,650
   New Jersey EDA Revenue,
      Cigarette Tax, 5.50%, 6/15/24 ...........................................................        5,000,000          5,246,250
      Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 .....        2,500,000          2,609,875
      Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 ....................        5,110,000          5,433,770
      Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/27 .................        5,000,000          5,260,550
      Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .................       12,500,000         13,109,000
      Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .................       10,000,000         10,480,400
      Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 .......................       21,740,000         22,614,818
      School Facilities Construction, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/15/21 ...       14,000,000         14,839,440
      School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ..................       16,500,000         16,900,620
      School Facilities Construction, Series L, FSA Insured, 5.00%, 3/01/30 ...................       12,000,000         12,635,520
      School Facilities Construction, Series O, 5.125%, 3/01/28 ...............................        5,000,000          5,283,400
      School Facilities Construction, Series P, 5.00%, 9/01/30 ................................        3,250,000          3,393,422
      School Facilities Construction, Series P, MBIA Insured, 5.00%, 9/01/30 ..................        5,480,000          5,784,304
      Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.25%,
       5/01/17 ................................................................................        5,000,000          5,210,550
      Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.00%,
       5/01/18 ................................................................................        2,000,000          2,071,680
   New Jersey EDA School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 .......        1,640,000          1,655,629
   New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC
    Insured, 5.75%, 3/15/20 ...................................................................        4,605,000          4,699,955


                                                         Semiannual Report | 161

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEW JERSEY (CONTINUED)
   New Jersey EDA Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A,
    MBIA Insured, 5.80%, 3/01/24 ..............................................................     $  1,000,000     $    1,030,020
   New Jersey Health Care Facilities Financing Authority Department of Human Services Revenue,
    Greystone Park Psychiatric Hospital, AMBAC Insured, 5.00%, 9/15/27 ........................        5,000,000          5,274,750
   New Jersey Health Care Facilities Financing Authority Revenue,
      Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 .................................        5,000,000          5,300,750
      Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ........................        7,500,000          7,669,575
      Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 .......................................        5,725,000          5,929,554
      Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ......................        5,000,000          5,193,500
      East Orange General Hospital, Series B, 7.75%, 7/01/20 ..................................        3,860,000          3,875,093
      Englewood Hospital, MBIA Insured, 5.00%, 8/01/31 ........................................        9,275,000          9,600,181
      Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ....................................        2,820,000          2,987,621
      Hackensack University Medical Center, 6.00%, 1/01/34 ....................................       10,000,000         10,606,800
      Holy Name Hospital, 5.00%, 7/01/36 ......................................................        5,000,000          5,085,050
      Holy Name Hospital, Refunding, 6.00%, 7/01/25 ...........................................        3,000,000          3,105,540
      Holy Name Hospital, Refunding, AMBAC Insured, 5.25%, 7/01/20 ............................        3,000,000          3,093,510
      Hunterdon Medical Center, Series A, 5.125%, 7/01/35 .....................................        2,000,000          2,074,080
      Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 ...............................        7,000,000          7,208,040
      JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ....................        7,855,000          8,053,025
      Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 .............        7,000,000          7,170,240
      Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ..................        6,500,000          6,845,410
      Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ...................       20,000,000         20,870,600
      Pascack Valley Hospital Assn., 5.125%, 7/01/28 ..........................................        2,750,000          2,450,855
      Robert Wood Johnson University Hospital, 5.75%, 7/01/25 .................................        5,000,000          5,339,650
      Somerset Medical Center, 5.75%, 7/01/28 .................................................       11,000,000         11,520,080
      South Jersey Hospital, 5.875%, 7/01/21 ..................................................       10,000,000         10,523,900
      South Jersey Hospital, 6.00%, 7/01/32 ...................................................       18,600,000         19,758,966
      Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 .............................        2,000,000          2,033,580
      St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%,
       7/01/16 ................................................................................        1,000,000          1,021,310
      St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%,
       7/01/26 ................................................................................        1,000,000          1,021,500
      St. Peters University Hospital, Series A, 6.875%, 7/01/30 ...............................        1,500,000          1,664,130
   New Jersey State Building Authority State Building Revenue, Refunding, 5.00%, 6/15/15 ......        5,000,000          5,153,150
   New Jersey State Educational Facilities Authority Revenue,
      Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 ..............        8,000,000          8,298,000
      FGIC Insured, Pre-Refunded, 5.50%, 7/01/30 ..............................................        6,615,000          7,061,843
      Kean University, Series B, MBIA Insured, 5.00%, 7/01/30 .................................        5,240,000          5,561,160
      Kean University, Series D, FGIC Insured, 5.00%, 7/01/33 .................................       10,000,000         10,415,300
      Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/31 ..........        8,000,000          8,477,120
      Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36 ..........       10,000,000         10,563,500
      Montclair State University, Series F, FGIC Insured, 5.00%, 7/01/31 ......................        5,000,000          5,183,650
      Princeton University, Refunding, Series A, 5.00%, 7/01/30 ...............................        5,000,000          5,284,450
      Princeton University, Refunding, Series D, 5.00%, 7/01/29 ...............................        1,000,000          1,054,160
      Ramapo College of New Jersey, Series D, AMBAC Insured, 5.00%, 7/01/25 ...................        1,000,000          1,040,270
      Ramapo College of New Jersey, Series D, AMBAC Insured, 5.00%, 7/01/31 ...................        1,500,000          1,555,095
      Ramapo College of New Jersey, Series D, MBIA Insured, 5.00%, 7/01/36 ....................        6,745,000          7,125,081
      Ramapo College of New Jersey, Series E, FGIC Insured, 5.00%, 7/01/34 ....................        2,000,000          2,096,080


162 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEW JERSEY (CONTINUED)
   New Jersey State Educational Facilities Authority Revenue, (continued)
      Richard Stockton College, Refunding, Series F, AMBAC Insured, 5.00%, 7/01/28 ............     $  3,370,000     $    3,551,542
      Rowan University, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24 ....................        1,755,000          1,857,492
      Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 ................................        2,000,000          2,077,540
      Rowan University, Series K, FGIC Insured, 5.00%, 7/01/27 ................................        1,000,000          1,045,590
      Rowan University, Series K, FGIC Insured, 5.00%, 7/01/33 ................................        1,000,000          1,039,290
      Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ..................        1,870,000          1,946,128
      Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ...............................        1,100,000          1,129,095
      Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ...............................        1,575,000          1,601,696
      University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ..............        2,700,000          2,782,917
   New Jersey State Highway Authority Garden State Parkway General Revenue, ETM, 6.20%,
    1/01/10 ...................................................................................        5,000,000          5,299,750
   New Jersey State Housing and Mortgage Finance Agency MFHR,
      Series A1, FSA Insured, 6.35%, 11/01/31 .................................................        2,000,000          2,098,420
      Series B, FSA Insured, 6.25%, 11/01/26 ..................................................        1,480,000          1,551,987
      Series D, FSA Insured, 5.50%, 5/01/22 ...................................................          865,000            891,426
      Series E1, FSA Insured, 5.70%, 5/01/20 ..................................................        2,790,000          2,915,578
      Series E1, FSA Insured, 5.75%, 5/01/25 ..................................................        1,295,000          1,350,400
   New Jersey State Housing and Mortgage Finance Agency Revenue, Home Buyer,
      Series CC, MBIA Insured, 5.875%, 10/01/31 ...............................................        1,355,000          1,356,206
      Series U, MBIA Insured, 5.85%, 4/01/29 ..................................................        4,275,000          4,381,148
   New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants,
    Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 ....................................        2,000,000          2,139,340
   New Jersey State Transportation Trust Fund Authority Revenue,
      Capital Appreciation, Transportation System, Series C, FSA Insured, zero cpn.,
       12/15/33 ...............................................................................       10,000,000          2,846,700
      Transportation System, Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 ............       10,000,000         10,656,700
      Transportation System, Series D, FSA Insured, 5.00%, 6/15/20 ............................        7,000,000          7,491,890
   New Jersey State Turnpike Authority Turnpike Revenue,
      Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15, 5.15%
       thereafter, 1/01/35 ....................................................................        7,500,000          5,170,050
      Series A, AMBAC Insured, 5.00%, 1/01/30 .................................................       13,500,000         14,133,825
      Series A, FGIC Insured, 5.00%, 1/01/27 ..................................................        6,500,000          6,832,735
      Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 ....................................        7,500,000          7,967,400
      Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 ....................................       16,300,000         17,265,123
      Series C, FSA Insured, 5.00%, 1/01/35 ...................................................       22,675,000         23,822,582
   Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, MBIA Insured,
      5.00%, 1/01/26 ..........................................................................        3,245,000          3,421,593
      5.50%, 1/01/27 ..........................................................................        3,240,000          3,562,801
      5.50%, 1/01/28 ..........................................................................        2,000,000          2,187,280
      5.00%, 1/01/34 ..........................................................................       29,155,000         30,404,583
      5.00%, 1/01/37 ..........................................................................        3,965,000          4,134,940
   North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%, 2/01/15 ....        2,000,000          2,032,240
   North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
      8/01/22 .................................................................................        1,000,000          1,041,820
      8/01/31 .................................................................................        1,000,000          1,035,970


                                                         Semiannual Report | 163

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEW JERSEY (CONTINUED)
   North Plainfield Board of Education GO, FSA Insured, Pre-Refunded, 4.875%, 8/15/25 .........     $  1,020,000     $    1,077,426
   Ocean County Board of Education GO, Cape May, FGIC Insured, Pre-Refunded, 5.00%,
      4/01/21 .................................................................................        2,155,000          2,279,150
      4/01/22 .................................................................................        2,142,000          2,265,401
   Passaic County Improvement Authority Lease Revenue, Preakness Healthcare Center Project,
    AMBAC Insured, 5.00%, 5/01/35 .............................................................        8,045,000          8,412,335
   Passaic County Improvement Authority Parking Facilities Revenue, Paterson Parking Deck
    Project, Series A, FSA Insured, 5.00%, 4/15/35 ............................................        1,375,000          1,438,539
   Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
    5.75%, 12/01/22 ...........................................................................        8,925,000          9,562,513
   Rutgers State University COP, AMBAC Insured, 5.00%, 1/01/34 ................................        1,000,000          1,043,500
   South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured, 5.50%,
    8/01/24 ...................................................................................        1,720,000          1,743,805
   South Jersey Transportation Authority Transportation System Revenue, AMBAC Insured, 5.00%,
    11/01/29 ..................................................................................       12,000,000         12,406,920
   Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Refunding, 6.00%, 6/01/37 ........       13,000,000         13,793,130
   Union County Utilities Authority Solid Waste Revenue, Sub Lease, Ogden Martin, Refunding,
    Series A, AMBAC Insured, 5.35%, 6/01/23 ...................................................        2,535,000          2,614,929
   University of Medicine and Dentistry COP,
      AMBAC Insured, 5.00%, 4/15/32 ...........................................................        4,625,000          4,790,482
      MBIA Insured, 5.00%, 6/15/29 ............................................................        2,090,000          2,184,280
      MBIA Insured, 5.00%, 6/15/36 ............................................................       18,000,000         18,715,500
      Series A, MBIA Insured, 5.00%, 9/01/22 ..................................................        1,700,000          1,779,900
   University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
      12/01/24 ................................................................................        2,500,000          2,628,175
      12/01/31 ................................................................................       29,395,000         30,655,164
   Upper Freehold Regional School District GO, MBIA Insured, 5.00%, 2/15/35 ...................        8,730,000          9,262,181
   Washington Township Board of Education GO, Mercer County, FGIC Insured, Pre-Refunded, 5.00%,
    1/01/28 ...................................................................................        4,497,000          4,783,414
   West Orange County Board of Education COP, MBIA Insured, Pre-Refunded, 5.625%, 10/01/29 ....        2,000,000          2,133,360
   Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 .......................................        1,220,000          1,274,424
                                                                                                                     --------------
                                                                                                                        853,994,957
                                                                                                                     --------------
   NEW YORK 4.2%
   Port Authority of New York and New Jersey Revenue,
      120th Series, MBIA Insured, 5.50%, 10/15/35 .............................................        5,000,000          5,132,000
      121st Series, MBIA Insured, 5.375%, 10/15/35 ............................................        3,000,000          3,083,760
      Consolidated, 109th Series, FSA Insured, 5.375%, 7/15/27 ................................        2,500,000          2,539,500
      Consolidated, 125th Series, FSA Insured, 5.00%, 4/15/32 .................................       23,950,000         25,173,127
      Consolidated, Refunding, 135th Series, XLCA Insured, 5.00%, 9/15/29 .....................        3,900,000          4,115,085
   Port Authority of New York and New Jersey Special Obligation Revenue, John F. Kennedy
    International Air Terminal, MBIA Insured, 5.75%, 12/01/22 .................................        8,000,000          8,332,880
                                                                                                                     --------------
                                                                                                                         48,376,352
                                                                                                                     --------------


164 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   PENNSYLVANIA 1.7%
   Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
      1/01/22 .................................................................................     $  8,500,000     $    9,039,070
      1/01/26 .................................................................................       10,000,000         10,624,600
                                                                                                                     --------------
                                                                                                                         19,663,670
                                                                                                                     --------------
   U.S. TERRITORIES 16.9%
   PUERTO RICO 15.8%
   Puerto Rico Commonwealth GO, Public Improvement,
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..............................................       13,655,000         14,586,817
      Refunding, FSA Insured, 5.125%, 7/01/30 .................................................        8,350,000          8,742,700
      Series A, 5.00%, 7/01/29 ................................................................       10,000,000         10,253,000
      Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ....................................        3,000,000          3,215,340
      Series A, Pre-Refunded, 5.00%, 7/01/27 ..................................................       11,555,000         12,384,418
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series B, Pre-Refunded, 6.00%, 7/01/39 ..................................................       10,000,000         10,958,500
      Series D, Pre-Refunded, 5.375%, 7/01/36 .................................................        5,000,000          5,456,450
      Series D, Pre-Refunded, 5.25%, 7/01/38 ..................................................        5,000,000          5,423,950
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation,
    Series A, ETM, 5.50%, 10/01/32 ............................................................        1,000,000          1,072,090
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 .....................................       13,000,000         13,372,840
   Puerto Rico Electric Power Authority Power Revenue,
      Series II, 5.25%, 7/01/31 ...............................................................       18,000,000         18,794,700
      Series RR, FGIC Insured, 5.00%, 7/01/35 .................................................       40,940,000         43,207,257
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .................        1,000,000          1,027,900
   Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ....................................................        6,830,000          7,164,602
      Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................       18,170,000         19,729,531
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
    MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 ................................................        5,000,000          5,318,800
                                                                                                                     --------------
                                                                                                                        180,708,895
                                                                                                                     --------------
   VIRGIN ISLANDS 1.1%
   Virgin Islands PFAR,
      Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .........................        5,000,000          5,215,550
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/15 ......................        2,500,000          2,592,175
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ......................        3,045,000          3,153,585
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ......................        2,000,000          2,068,100
                                                                                                                     --------------
                                                                                                                         13,029,410
                                                                                                                     --------------
   TOTAL U.S. TERRITORIES .....................................................................                         193,738,305
                                                                                                                     --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,073,377,067) ..........................................                       1,130,499,184
                                                                                                                     --------------


                                                         Semiannual Report | 165

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 0.4%
   MUNICIPAL BONDS 0.4%
   NEW YORK 0.3%
 a Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
    Series 2, Daily VRDN and Put, 3.56%, 5/01/19 ..............................................     $  4,300,000     $    4,300,000
                                                                                                                     --------------
   U.S. TERRITORIES 0.1%
   PUERTO RICO 0.1%
 a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.29%, 12/01/15 ......................................................          400,000            400,000
 a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 3.30%, 7/01/28 ..............................          200,000            200,000
                                                                                                                     --------------
   TOTAL U.S. TERRITORIES .....................................................................                             600,000
                                                                                                                     --------------
   TOTAL SHORT TERM INVESTMENTS (COST $4,900,000) .............................................                           4,900,000
                                                                                                                     --------------
   TOTAL INVESTMENTS (COST $1,078,277,067) 99.0% ..............................................                       1,135,399,184
   OTHER ASSETS, LESS LIABILITIES 1.0% ........................................................                          11,728,002
                                                                                                                     --------------
   NET ASSETS 100.0% ..........................................................................                      $1,147,127,186
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 184.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


166 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                      ----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2006                      YEAR ENDED FEBRUARY 28,
CLASS A                                                  (UNAUDITED)          2006        2005        2004 f      2003       2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............   $          11.89    $  11.90    $  11.95    $  11.69    $  11.52   $  11.42
                                                      -----------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ........................               0.25        0.50        0.52        0.54        0.53       0.55

   Net realized and unrealized gains (losses) .....              (0.06)         --       (0.04)       0.24        0.18       0.11
                                                      ----------------------------------------------------------------------------
Total from investment operations ..................               0.19        0.50        0.48        0.78        0.71       0.66
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....              (0.25)      (0.51)      (0.53)      (0.52)      (0.54)     (0.56)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................                 -- d        -- d        -- d        --          --         --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................   $          11.83    $  11.89    $  11.90    $  11.95    $  11.69   $  11.52
                                                      =============================================================================

Total return c ....................................               1.59%       4.28%       4.15%       6.87%       6.32%      5.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................   $        650,087    $625,326    $570,324    $554,871    $559,531   $513,733

Ratios to average net assets:

   Expenses .......................................               0.65% e     0.66%       0.65%       0.65%       0.65%      0.67%

   Net investment income ..........................               4.20% e     4.20%       4.40%       4.62%       4.63%      4.79%

Portfolio turnover rate ...........................               2.00%       4.96%      10.45%       4.82%       8.92%     19.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 167

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                      ----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2006                      YEAR ENDED FEBRUARY 28,
CLASS C                                                  (UNAUDITED)          2006        2005        2004 f      2003       2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............   $          12.00     $ 12.01    $  12.06    $  11.79     $ 11.61   $  11.50
                                                      -----------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ........................               0.22        0.44        0.46        0.48        0.48       0.49

   Net realized and unrealized gains (losses) .....              (0.07)      (0.01)      (0.05)       0.25        0.18       0.12
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................               0.15        0.43        0.41        0.73        0.66       0.61
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....              (0.21)      (0.44)      (0.46)      (0.46)      (0.48)     (0.50)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................                 -- d        -- d        -- d        -- d        --         --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................   $          11.94     $ 12.00    $  12.01    $  12.06     $ 11.79   $  11.61
                                                      =============================================================================

Total return c ....................................               1.29%       3.66%       3.55%       6.30%       5.79%      5.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................   $         85,749     $84,268    $ 75,266    $ 80,108     $75,491   $ 56,449

Ratios to average net assets:

   Expenses .......................................               1.20% e     1.21%       1.20%       1.22%       1.17%      1.22%

   Net investment income ..........................               3.65% e     3.65%       3.85%       4.05%       4.11%      4.24%

Portfolio turnover rate ...........................               2.00%       4.96%      10.45%       4.82%       8.92%     19.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


168 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 96.5%
   MUNICIPAL BONDS 96.5%
   OREGON 80.4%
   Bend Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.375%, 10/01/20 .............................    $    1,550,000   $  1,653,850
   Benton and Linn County School District No. 509J GO, Corvallis, FSA Insured, 5.00%, 6/01/22 ....         5,000,000      5,274,250
   Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project,
    Refunding,
      5.20%, 10/01/17 ............................................................................         4,000,000      4,118,280
      5.125%, 10/01/28 ...........................................................................         4,500,000      4,598,550
   Clackamas County Hospital Facility Authority Revenue,
      Gross Willamette Falls Project, Refunding, 5.375%, 4/01/22 .................................         2,125,000      2,188,878
      Gross Willamette Falls Project, Refunding, 5.125%, 4/01/26 .................................         1,000,000        998,120
      Kaiser Permanente, Series A, ETM, 5.375%, 4/01/14 ..........................................         2,500,000      2,639,550
      Willamette Falls Hospital Project, 6.00%, 4/01/19 ..........................................         1,000,000      1,036,760
      Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ...................................           500,000        508,155
      Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ...................................         1,500,000      1,521,960
   Clackamas County School District No. 7J Lake Oswego GO,
      MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 .................................................         5,000,000      5,297,550
      Refunding, FSA Insured, 5.25%, 6/01/25 .....................................................         3,075,000      3,520,998
   Clackamas County School District No. 62C Oregon City GO, Refunding, FSA Insured, 5.00%,
    6/15/20 ......................................................................................         2,560,000      2,720,666
   Clackamas County School District No. 86 GO,
      Canby, 5.25%, 6/15/20 ......................................................................         3,000,000      3,168,750
      Canby, FSA Insured, 5.00%, 6/15/24 .........................................................         1,000,000      1,059,660
      Refunding, FGIC Insured, 5.00%, 6/15/20 ....................................................         2,000,000      2,124,160
   Clackamas County School District No. 108 GO, FSA Insured, Pre-Refunded, 5.00%, 6/15/25 ........         5,000,000      5,299,800
   Coos County School District No. 13 GO, FSA Insured,
      5.00%, 6/15/22 .............................................................................            55,000         57,750
      Pre-Refunded, 5.00%, 6/15/22 ...............................................................         2,465,000      2,634,074
   Curry County School District No. 17-C Brookings Harbor GO, Pre-Refunded, 5.375%, 12/15/20 .....         2,750,000      2,942,775
   Deschutes and Jefferson Counties School District No. 2J Redmond GO, Series A, FGIC Insured,
    5.00%, 6/15/21 ...............................................................................         1,000,000      1,063,450
   Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured, Pre-Refunded,
    5.125%, 6/15/21 ..............................................................................         3,500,000      3,728,900
   Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 5.25%, 11/01/21 ...         1,000,000      1,080,910
   Gresham Stormwater Revenue, FGIC Insured, 5.30%, 5/01/21 ......................................         1,190,000      1,265,934
   High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30 ......................         1,010,000      1,021,585
   Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29 ...................................................         5,360,000      5,644,026
   Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Radian
    Insured, 5.375%,
      10/01/26 ...................................................................................         2,000,000      2,109,980
      10/01/31 ...................................................................................         2,000,000      2,108,100
   Jackson County School District No. 4 GO, FSA Insured,
      5.00%, 6/15/20 .............................................................................         1,450,000      1,517,512
      Pre-Refunded, 5.00%, 6/15/20 ...............................................................           550,000        582,978


                                                         Semiannual Report | 169

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OREGON (CONTINUED)
   Jackson County School District No. 6 Central Point GO, Refunding, FSA Insured, 4.75%,
    6/15/20 ......................................................................................    $    2,155,000   $  2,250,251
   Jackson County School District No. 9 Eagle Point GO, Pre-Refunded, 5.00%,
      6/15/20 ....................................................................................         1,680,000      1,780,733
      6/15/21 ....................................................................................         1,500,000      1,589,940
   Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical Center Project,
      Pre-Refunded, 6.25%, 9/01/31 ...............................................................         5,250,000      5,681,497
      Refunding, Assured Guaranty, 5.00%, 9/01/36 ................................................         5,000,000      5,236,200
   Lane and Douglas Counties School District No. 45J3 GO, South Lane District, Refunding, FSA
    Insured, 4.75%, 6/15/25 ......................................................................         3,510,000      3,615,124
   Lane County School District No. 4J Eugene GO, FSA Insured, 4.75%, 7/01/22 .....................         5,150,000      5,313,409
   Lane County School District No. 52 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 ..........         5,700,000      6,003,012
   Linn County Community School District No. 9 GO,
      Lebanon, FGIC Insured, Pre-Refunded, 5.55%, 6/15/21 ........................................         1,155,000      1,280,479
      Lebanon, FGIC Insured, Pre-Refunded, 5.60%, 6/15/30 ........................................         9,495,000     10,554,737
      MBIA Insured, Pre-Refunded, 5.375%, 6/15/30 ................................................         5,000,000      5,312,200
   Linn County School District No. 55 GO, Sweet Home, FSA Insured, Pre-Refunded, 5.00%,
    6/15/29 ......................................................................................         1,000,000      1,059,960
   Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%,
    10/20/25 .....................................................................................         1,125,000      1,183,196
   Medford Hospital Facilities Authority Revenue, Asante Health System,
      Refunding, Series A, MBIA Insured, 5.00%, 8/15/18 ..........................................         2,570,000      2,642,757
      Refunding, Series A, MBIA Insured, 5.00%, 8/15/24 ..........................................         1,715,000      1,757,326
      Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/18 .......................................         5,430,000      5,627,055
      Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/24 .......................................         3,585,000      3,715,100
   Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
    Pre-Refunded, 5.00%, 6/15/21 .................................................................         5,000,000      5,299,800
   Multnomah County Educational Facilities Revenue, University of Portland Project, 6.00%,
    4/01/25 ......................................................................................         2,000,000      2,119,480
   Multnomah County GO, Refunding, AMBAC Insured, 4.50%, 8/01/19 .................................         1,500,000      1,543,170
   Multnomah County School District No. 7 Reynolds GO, Series 2005, MBIA Insured, 5.00%,
    6/01/35 ......................................................................................         3,220,000      3,297,924
   Multnomah County School District No. 40 GO, FSA Insured, Pre-Refunded, 5.00%, 12/01/20 ........         3,490,000      3,681,601
   Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway
    Project, 5.20%, 12/01/24 .....................................................................         5,000,000      5,002,550
   Oak Lodge Water District GO, AMBAC Insured,
      7.40%, 12/01/08 ............................................................................           215,000        216,961
      7.50%, 12/01/09 ............................................................................           215,000        217,010
   Oregon Coast Community College District GO, MBIA Insured, 5.00%, 6/15/23 ......................         3,745,000      3,964,682
   Oregon Health and Science University Revenue,
      Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 7/01/21 ................        11,480,000      5,971,092
      Series A, MBIA Insured, 5.00%, 7/01/32 .....................................................        23,750,000     24,766,737
   Oregon State Department of Administrative Services COP,
      FSA Insured, 4.625%, 5/01/30 ...............................................................         7,795,000      7,907,482
      Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 .........................................        10,000,000     10,308,800
      Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 .........................................         7,500,000      7,837,125
      Refunding, Series B, FSA Insured, 5.00%, 5/01/21 ...........................................         1,930,000      2,045,607


170 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OREGON (CONTINUED)
   Oregon State Department of Administrative Services COP, (continued)
      Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ......................................    $    2,000,000   $  2,177,500
      Series A, FSA Insured, 5.00%, 5/01/23 ......................................................         2,695,000      2,847,914
      Series B, FGIC Insured, 5.00%, 11/01/30 ....................................................        19,100,000     20,131,400
   Oregon State Department of Transportation Highway User Tax Revenue,
      Refunding, Series A, 5.00%, 11/15/22 .......................................................         1,200,000      1,272,720
      Refunding, Series A, 5.00%, 11/15/23 .......................................................         1,260,000      1,334,554
      Refunding, Series A, 5.00%, 11/15/25 .......................................................         1,295,000      1,367,947
      Refunding, Series A, 5.00%, 11/15/29 .......................................................         3,330,000      3,498,698
      Series A, 5.125%, 11/15/23 .................................................................         5,000,000      5,308,350
      Series A, 5.125%, 11/15/26 .................................................................        14,200,000     15,067,620
      Series A, 5.00%, 11/15/28 ..................................................................         5,000,000      5,260,350
      Series A, 5.00%, 11/15/31 ..................................................................         5,540,000      5,856,943
 a Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 .................         7,910,000      7,967,980
   Oregon State Facilities Authority Revenue,
      Senior College in Student Housing Project, Series A, XLCA Insured, 5.00%, 7/01/35 ..........         3,660,000      3,818,881
      Willamette University Projects, Refunding, Series A, FGIC Insured, 5.00%, 10/01/35 .........         5,210,000      5,485,348
   Oregon State GO,
      Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 .........................         6,000,000      6,162,060
      Board of Higher Education, Series A, Pre-Refunded, 5.65%, 8/01/27 ..........................         4,440,000      4,565,785
      Board of Higher Education, Series C, Pre-Refunded, 5.65%, 8/01/27 ..........................         1,460,000      1,501,362
      Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ...........................           910,000        920,811
      Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ...........................           455,000        460,506
      Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ..........................         1,435,000      1,456,152
      Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ...........................         1,410,000      1,414,568
      Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ...........................         2,015,000      2,022,597
      Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ...........................           335,000        335,389
      State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/30 .......................         1,705,000      1,801,486
      State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/31 .......................         2,000,000      2,078,240
      State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/35 .......................         6,000,000      6,316,800
      State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29 .......................         7,745,000      8,195,139
      State Board of Higher Education, Series A, 5.00%, 8/01/31 ..................................         2,695,000      2,852,415
      State Board of Higher Education, Series A, 5.00%, 8/01/36 ..................................         2,715,000      2,869,076
      State Board of Higher Education, Series A, Pre-Refunded, 5.60%, 8/01/25 ....................         8,000,000      8,504,560
      State Board of Higher Education, Series A, Pre-Refunded, 5.50%, 8/01/29 ....................         2,000,000      2,120,680
      Veteran's Welfare, Series 75, 5.85%, 10/01/15 ..............................................           230,000        232,507
      Veteran's Welfare, Series 75, 5.875%, 10/01/18 .............................................           115,000        115,920
      Veteran's Welfare, Series 75, 6.00%, 4/01/27 ...............................................           320,000        323,491
      Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 ............................................           740,000        744,233
      Veteran's Welfare, Series 77, 5.30%, 10/01/29 ..............................................         2,015,000      2,056,972
      Veteran's Welfare, Series A, 5.70%, 10/01/32 ...............................................         2,620,000      2,663,466
   Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
      Peacehealth, AMBAC Insured, 5.00%, 11/15/26 ................................................         5,500,000      5,740,405
      Reed College Project, Series A, 5.75%, 7/01/32 .............................................        10,735,000     11,438,679
   Oregon State Housing and Community Services Department MFHR,
      Series A, 6.15%, 7/01/21 ...................................................................           910,000        923,204
      Series B, 6.00%, 7/01/31 ...................................................................         5,000,000      5,157,400


                                                         Semiannual Report | 171

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OREGON (CONTINUED)
   Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
      Series A, 6.35%, 7/01/14 ...................................................................    $      540,000   $    557,604
      Series A, 6.40%, 7/01/18 ...................................................................           280,000        280,739
      Series A, 6.45%, 7/01/26 ...................................................................           700,000        704,963
      Series C, 6.20%, 7/01/15 ...................................................................           600,000        608,868
      Series C, 6.40%, 7/01/26 ...................................................................           335,000        337,379
      Series D, 6.80%, 7/01/27 ...................................................................           515,000        528,565
      Series H, FHA Insured, 5.75%, 7/01/30 ......................................................         1,825,000      1,866,245
   Polk Marion and Benton Counties School District No. 13J GO, FSA Insured, Pre-Refunded, 5.80%,
    6/15/20 ......................................................................................         1,985,000      2,138,460
   Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ..............................           945,000        949,253
   Port of Portland International Airport Revenue, Portland International Airport,
      Refunding, Series D, FGIC Insured, 5.00%, 7/01/23 ..........................................         3,000,000      3,094,440
      Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ......................................         2,800,000      3,223,584
      Series 12C, FGIC Insured, 5.00%, 7/01/18 ...................................................         1,500,000      1,560,060
      Series A, AMBAC Insured, 5.50%, 7/01/24 ....................................................        22,000,000     23,437,040
   Port St. Helens PCR, Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ..........         3,600,000      3,658,176
   Portland Community College District GO, Series B, Pre-Refunded, 5.00%,
      6/01/20 ....................................................................................         7,185,000      7,596,557
      6/01/21 ....................................................................................         6,290,000      6,650,291
   Portland GO,
      Central City Streetcar Project, Series A, 4.75%, 4/01/21 ...................................         3,600,000      3,656,412
      Limited Tax, Series A, 5.00%, 4/01/18 ......................................................         1,000,000      1,023,150
      Limited Tax, Series A, 5.00%, 6/01/24 ......................................................        10,000,000     10,450,100
      Limited Tax, Series A, MBIA Insured, 5.125%, 6/01/30 .......................................         6,315,000      6,642,496
      Limited Tax, Series B, zero cpn., 6/01/21 ..................................................         1,000,000        521,290
   Portland Housing Authority MFR,
      Berry Ridge Project, 6.30%, 5/01/29 ........................................................         1,500,000      1,522,005
      Housing, Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ..................         2,000,000      2,085,800
   Portland Hydroelectric Power Revenue, Bull Run Project, Series C, Pre-Refunded, 7.00%,
    10/01/16 .....................................................................................           585,000        586,334
   Portland MFR,
      Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ....................................         1,000,000      1,007,910
      Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37 ...............         3,175,000      3,285,395
   Portland River District Urban Renewal and Redevelopment Revenue, Series A, AMBAC Insured,
    5.00%, 6/15/21 ...............................................................................         3,000,000      3,169,020
   Portland Sewer System Revenue,
      first lien, Series A, FSA Insured, 5.00%, 10/01/24 .........................................         6,235,000      6,581,978
      second lien, Refunding, Series A, FSA Insured, 5.00%, 6/01/23 ..............................         2,500,000      2,623,600
      second lien, Series B, MBIA Insured, 5.00%, 6/15/28 ........................................         5,105,000      5,404,153
   Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor, Refunding, Series A,
    FGIC Insured, 5.00%,
      6/15/23 ....................................................................................         2,030,000      2,154,155
      6/15/24 ....................................................................................         1,295,000      1,372,260
      6/15/25 ....................................................................................         2,385,000      2,525,477
   Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A, AMBAC
    Insured, 5.50%, 6/15/20 ......................................................................         3,000,000      3,197,070


172 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OREGON (CONTINUED)
   Redmond GO, Series C, MBIA Insured, 5.00%, 6/01/33 ............................................    $    1,260,000   $  1,314,016
   Salem-Keizer School District No. 24J GO, Pre-Refunded, 5.00%, 6/01/19 .........................         9,500,000      9,850,645
   Southwestern Community College District GO, MBIA Insured, 5.00%, 6/01/28 ......................         1,100,000      1,171,753
   Sunrise Water Authority Water Revenue, sub. lien,
      Series B, XLCA Insured, 5.00%, 9/01/25 .....................................................         1,160,000      1,220,877
      XLCA Insured, 5.00%, 3/01/25 ...............................................................         1,660,000      1,737,074
   Tillamook and Yamhill Counties School District No. 101, Nestucca Valley, FSA Insured, 5.00%,
    6/15/25 ......................................................................................         1,765,000      1,868,959
   Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport Light
    Rail, Series 1,Pre-Refunded, 5.65%, 6/01/29 ..................................................        14,080,000     14,963,942
   Washington and Clackamas Counties School District No. 23 J Tigard GO,
      MBIA Insured, Pre-Refunded, 5.00%, 6/15/22 .................................................         7,000,000      7,480,130
      Refunding, MBIA Insured, 5.00%, 6/15/19 ....................................................         6,000,000      6,557,520
      Refunding, MBIA Insured, 5.00%, 6/15/20 ....................................................         6,260,000      6,848,064
      Refunding, MBIA Insured, 5.00%, 6/15/22 ....................................................         6,905,000      7,587,421
   Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured, 5.00%,
    10/01/19 .....................................................................................         3,905,000      4,097,087
   Washington County GO,
      Obligations, Refunding, 5.00%, 6/01/24 .....................................................         3,680,000      3,950,370
      Obligations, Refunding, 4.375%, 6/01/26 ....................................................         4,375,000      4,411,181
      Pre-Refunded, 5.00%, 6/01/26 ...............................................................        10,000,000     10,572,800
   Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%, 6/01/22 ..........         4,155,000      4,438,288
   Washington County Unified Sewer Agency Revenue, senior lien, Refunding, Series A, 6.20%,
    10/01/10 .....................................................................................           470,000        470,465
   Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA Insured,
    5.60%, 4/01/20 ...............................................................................         1,000,000      1,057,470
                                                                                                                       ------------
                                                                                                                        591,239,907
                                                                                                                       ------------
   U.S. TERRITORIES 16.1%
   PUERTO RICO 15.0%
   Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
    5.625%, 5/15/43 ..............................................................................        10,000,000     10,345,500
   Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.00%, 7/01/29 .............................................................................        10,000,000     10,253,000
      5.125%, 7/01/31 ............................................................................         9,885,000     10,106,424
      Pre-Refunded, 5.00%, 7/01/27 ...............................................................        10,000,000     10,717,800
      Pre-Refunded, 5.125%, 7/01/31 ..............................................................         5,115,000      5,464,048
   Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    5.50%, 7/01/36 ...............................................................................        13,000,000     14,064,700
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series
    D, Pre-Refunded, 5.375%, 7/01/36 .............................................................        10,000,000     10,912,900
   Puerto Rico Electric Power Authority Power Revenue,
      Series II, 5.25%, 7/01/31 ..................................................................        12,000,000     12,529,800
      Series II, FSA Insured, 5.125%, 7/01/26 ....................................................         9,150,000      9,717,574
      Series RR, FGIC Insured, 5.00%, 7/01/35 ....................................................        10,000,000     10,553,800
   Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
    12/01/26 .....................................................................................           395,000        399,306


                                                         Semiannual Report | 173

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORIES (CONTINUED)
   PUERTO RICO (CONTINUED)
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
      5.50%, 8/01/29 .............................................................................    $    1,285,000   $  1,345,960
      Pre-Refunded, 5.50%, 8/01/29 ...............................................................         3,715,000      4,045,301
                                                                                                                       ------------
                                                                                                                        110,456,113
                                                                                                                       ------------
   VIRGIN ISLANDS 1.1%
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/15 ...................................................................................         1,635,000      1,695,282
      10/01/18 ...................................................................................         2,400,000      2,485,584
   Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
      7/01/18 ....................................................................................         2,500,000      2,507,500
      7/01/21 ....................................................................................         1,400,000      1,405,166
                                                                                                                       ------------
                                                                                                                          8,093,532
                                                                                                                       ------------
   TOTAL U.S. TERRITORIES ........................................................................                      118,549,645
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $674,986,205) ...............................................                      709,789,552
                                                                                                                       ------------
   SHORT TERM INVESTMENTS 2.4%
   MUNICIPAL BONDS 2.4%
   OREGON 0.6%
 b Multnomah County Hospital Facilities Authority Revenue, Holladay Park Paza Project,
    Refunding, Daily VRDN and Put, 3.60%, 11/15/33 ...............................................         1,900,000      1,900,000
 b Oregon Health and Science University Revenue, Special Oshu Medical Group Project, Series A,
    Weekly VRDN and Put, 3.43%, 7/01/33 ..........................................................         1,400,000      1,400,000
 b Oregon State Health Housing Educational and Cultural Facilities Authority Revenue, Guide
    Dogs for the Blind, Series A, Weekly VRDN and Put, 3.40%, 7/01/25 ............................         1,000,000      1,000,000
                                                                                                                       ------------
                                                                                                                          4,300,000
                                                                                                                       ------------
   U.S. TERRITORIES 1.8%
   PUERTO RICO 1.8%
 b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.29%, 12/01/15 .........................................................         3,900,000      3,900,000
 b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series
    A, AMBAC Insured, Weekly VRDN and Put, 3.30%, 7/01/28 ........................................         9,500,000      9,500,000
                                                                                                                       ------------
   TOTAL U.S. TERRITORIES ........................................................................                       13,400,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $17,700,000) ...............................................                       17,700,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $692,686,205) 98.9% ...................................................                      727,489,552
   OTHER ASSETS, LESS LIABILITIES 1.1% ...........................................................                        8,347,193
                                                                                                                       ------------
   NET ASSETS 100.0% .............................................................................                    $735,836,745
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 184.

a     See Note 8 regarding other considerations.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


174 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    AUGUST 31, 2006                      YEAR ENDED FEBRUARY 28,
CLASS A                                               (UNAUDITED)          2006          2005         2004 f       2003        2002
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............     $    10.44      $   10.48     $   10.62    $   10.51   $    10.29   $   10.12
                                                   ---------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................           0.22           0.46          0.47         0.47         0.50        0.52

   Net realized and unrealized gains (losses) ...          (0.05)         (0.04)        (0.15)        0.11         0.22        0.17
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................           0.17           0.42          0.32         0.58         0.72        0.69
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income ...          (0.23)         (0.46)        (0.46)       (0.47)       (0.50)      (0.52)
                                                   ---------------------------------------------------------------------------------
Redemption fees .................................             -- d           -- d          -- d         --           --          --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................     $    10.38      $   10.44     $   10.48    $   10.62   $    10.51   $   10.29
                                                   =================================================================================

Total return c ..................................           1.67%          4.08%         3.19%        5.66%        7.23%       7.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $  725,240      $ 718,293     $ 693,804    $ 732,998   $  722,865   $ 676,684

Ratios to average net assets:

   Expenses .....................................           0.66% e        0.66%         0.66%        0.66%        0.66%       0.67%

   Net investment income ........................           4.26% e        4.37%         4.52%        4.51%        4.82%       5.07%

Portfolio turnover rate .........................           5.06%         13.07%         7.48%       17.63%        6.60%      11.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 175

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   AUGUST 31, 2006                          YEAR ENDED FEBRUARY 28,
CLASS B                                              (UNAUDITED)         2006           2005         2004 f       2003         2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $   10.47       $  10.51      $   10.65    $   10.54    $   10.31    $   10.13
                                                  ----------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................          0.19           0.40           0.41         0.42         0.44         0.46

   Net realized and unrealized gains (losses) ..         (0.04)         (0.04)         (0.14)        0.10         0.24         0.18
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.15           0.36           0.27         0.52         0.68         0.64
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.20)         (0.40)         (0.41)       (0.41)       (0.45)       (0.46)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- d           -- d           -- d         --           --           --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................     $   10.42       $  10.47      $   10.51    $   10.65    $   10.54    $   10.31
                                                  ==================================================================================

Total return c .................................          1.48%          3.51%          2.61%        5.06%        6.74%        6.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $  45,198       $ 47,623      $  51,913    $  50,112    $  36,575    $  16,408

Ratios to average net assets:

   Expenses ....................................          1.21% e        1.21%          1.21%        1.21%        1.21%        1.22%

   Net investment income .......................          3.71% e        3.82%          3.97%        3.96%        4.27%        4.50%

Portfolio turnover rate ........................          5.06%         13.07%          7.48%       17.63%        6.60%       11.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


176 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   AUGUST 31, 2006                         YEAR ENDED FEBRUARY 28,
CLASS C                                              (UNAUDITED)          2006          2005         2004 f        2003        2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $   10.51       $   10.56     $   10.69    $   10.58    $    10.35   $   10.18
                                                  ----------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................          0.19            0.40          0.42         0.42          0.45        0.46

   Net realized and unrealized gains (losses) ..         (0.04)          (0.05)        (0.15)        0.10          0.23        0.17
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.15            0.35          0.27         0.52          0.68        0.63
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.20)          (0.40)        (0.40)       (0.41)        (0.45)      (0.46)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- d            -- d          -- d         --            --          --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................     $   10.46       $   10.51     $   10.56    $   10.69    $    10.58   $   10.35
                                                  ==================================================================================

Total return c .................................          1.46%           3.40%         2.69%        5.04%         6.71%       6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $  95,410       $  88,237     $  79,551    $  81,137    $   74,605   $  55,692

Ratios to average net assets:

   Expenses ....................................          1.21% e         1.21%         1.21%        1.23%         1.19%       1.22%

   Net investment income .......................          3.71% e         3.82%         3.97%        3.94%         4.29%       4.52%

Portfolio turnover rate ........................          5.06%          13.07%         7.48%       17.63%         6.60%      11.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the year ended February 29.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 177

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.4%
   MUNICIPAL BONDS 98.4%
   PENNSYLVANIA 92.2%
   Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
    Refunding, FGIC Insured, 5.75%, 1/01/18 ...................................................   $      1,000,000   $    1,056,840
   Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B,
    MBIA Insured, 5.00%, 1/01/19 ..............................................................          6,000,000        6,150,120
   Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 .......................................          4,000,000        4,141,600
   Allegheny County GO, MBIA Insured, Pre-Refunded, 5.00%, 11/01/27 ...........................          1,000,000        1,072,610
   Allegheny County Higher Education Building Authority University Revenue, Duquesne
    University, Series A, XLCA Insured, 5.00%,
      3/01/29 .................................................................................          5,000,000        5,278,250
      3/01/33 .................................................................................          6,630,000        6,962,030
   Allegheny County Hospital Development Authority Revenue,
      Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%,
       9/01/20 ................................................................................         10,000,000       10,261,300
      Health Center, Canterbury Place, Refunding, MBIA Insured, 5.375%, 12/01/21 ..............          4,500,000        4,672,980
      Health System, Refunding, Series A, MBIA Insured, 6.50%, 11/15/30 .......................         10,000,000       11,207,200
      University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured, 5.625%,
       4/01/27 ................................................................................         10,450,000       10,762,455
   Allegheny County IDAR,
      Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 .........................          2,000,000        2,057,100
      Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ........................         10,000,000       10,443,700
      Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 .........................          7,530,000        7,845,206
      Refunding, Series A, MBIA Insured, 5.00%, 11/01/29 ......................................          5,000,000        5,206,400
      Refunding, Series B, MBIA Insured, 5.00%, 11/01/29 ......................................          9,000,000        9,371,520
   Allegheny County Port Authority Special Revenue, Transportation,
      MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 .............................................         15,000,000       16,041,300
      Refunding, FGIC Insured, 5.00%, 3/01/25 .................................................         13,250,000       13,777,615
      Refunding, FGIC Insured, 5.00%, 3/01/29 .................................................         16,500,000       17,116,110
   Allegheny County Residential Finance Authority Mortgage Revenue, SFM,
      Refunding, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ...................................            270,000          275,208
      Refunding, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ...................................          1,380,000        1,404,509
      Refunding, Series T, GNMA Secured, 6.95%, 5/01/17 .......................................            480,000          480,634
      Series FF-2, GNMA Secured, 6.00%, 11/01/31 ..............................................          1,350,000        1,391,283
      Series II-2, GNMA Secured, 5.90%, 11/01/32 ..............................................          1,005,000        1,045,723
   Allegheny County Sanitation Authority Sewer Revenue, Refunding, Series A, MBIA Insured,
    5.00%, 12/01/30 ...........................................................................          7,000,000        7,369,810
   Allegheny Valley School District GO, MBIA Insured, 5.00%, 11/01/28 .........................          1,550,000        1,632,584
   Allentown Parking Authority Parking Revenue, FSA Insured, 5.00%, 11/15/35 ..................          4,430,000        4,659,695
   Armstrong County GO, Refunding, MBIA Insured, 5.40%, 6/01/31 ...............................          2,500,000        2,639,550
   Beary Valley Joint Authority Water Revenue, Refunding, FSA Insured, 5.00%, 5/01/29 .........          1,000,000        1,044,190
   Bedford County GO, AMBAC Insured, 5.00%, 9/01/35 ...........................................          6,590,000        6,925,760
   Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ..........................................          3,675,000        3,822,441
   Butler Area School District GO, FSA Insured, Pre-Refunded, 5.00%, 4/01/31 ..................          4,000,000        4,326,760
   Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ...............          3,100,000        3,247,157
   Chester County School Authority School Revenue, AMBAC Insured, 5.00%, 4/01/22 ..............          2,545,000        2,703,095
   Chichester School District GO, FSA Insured, 5.00%, 3/15/26 .................................          1,830,000        1,913,942


178 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   PENNSYLVANIA (CONTINUED)
   Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
      5.40%, 7/01/07 ..........................................................................   $        540,000   $      545,216
      5.55%, 7/01/09 ..........................................................................          2,365,000        2,430,440
      5.60%, 7/01/10 ..........................................................................            600,000          616,944
      5.75%, 7/01/12 ..........................................................................          1,795,000        1,841,706
      5.75%, 7/01/17 ..........................................................................            700,000          713,146
      5.625%, 7/01/21 .........................................................................          1,500,000        1,514,550
   Council Rock School District GO, Series A, MBIA Insured, 5.00%, 11/15/22 ...................          5,180,000        5,398,182
   Cumberland County Municipal Authority College Revenue, Dickinson College, Series A, AMBAC
    Insured, Pre-Refunded, 5.50%, 11/01/30 ....................................................          1,200,000        1,287,636
   Dauphin County General Authority Health System Revenue, Pinnacle Health, MBIA Insured,
      5.50%, 5/15/17 ..........................................................................          1,015,000        1,037,056
      Pre-Refunded, 5.50%, 5/15/17 ............................................................            985,000        1,007,704
   Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
      Refunding, Series A, MBIA Insured, 6.50%, 7/01/12 .......................................          4,500,000        4,505,130
      Series B, MBIA Insured, ETM, 6.25%, 7/01/16 .............................................          5,000,000        5,646,600
   Deer Lakes School District GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 1/15/23 .........          1,000,000        1,019,020
   Delaware County Authority College Revenue,
      Cabrini College, Radian Insured, 5.875%, 7/01/29 ........................................          6,385,000        6,719,957
      Eastern College, Series C, 5.625%, 10/01/28 .............................................          2,210,000        2,239,371
      Haverford College, 5.75%, 11/15/29 ......................................................          3,500,000        3,770,655
      Haverford College, 6.00%, 11/15/30 ......................................................          1,750,000        1,907,745
   Delaware County Authority Revenue,
      Dunwoody Village Project, 6.25%, 4/01/30 ................................................          1,800,000        1,884,618
      Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 .....................         10,800,000       11,094,084
   Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%,
    6/01/29 ...................................................................................          2,000,000        2,130,680
   Delaware County University Authority Revenue, Villanova University, Series A, MBIA
    Insured, 5.00%, 12/01/28 ..................................................................          3,000,000        3,082,680
   Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC
    Insured, 5.60%, 7/01/17 ...................................................................          5,000,000        5,626,500
   Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
    11/01/35 ..................................................................................          6,000,000        6,275,520
   Erie County IDA Environmental Improvement Revenue, International Paper Co. Project,
    Refunding, Series B, 6.00%, 9/01/16 .......................................................            600,000          632,808
   Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 ...........................................          5,000,000        5,273,300
   Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 .......................          3,000,000        3,244,200
   Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 ..............          3,615,000        3,791,014
   Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 ...................          4,455,000        4,515,410
   Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
    7/01/27 ...................................................................................          1,500,000        1,421,085
   Indiana County IDAR, Indiana University of Pennsylvania, Refunding, AMBAC Insured, 5.00%,
    11/01/29 ..................................................................................          1,250,000        1,315,725
   Johnstown RDA Sewer Revenue, Series A, FSA Insured, 5.00%, 8/15/34 .........................          1,825,000        1,908,877
   Lancaster County Hospital Authority Revenue, Health Center, Willow Valley Retirement
    Project, 5.875%, 6/01/21 ..................................................................          1,000,000        1,051,530


                                                         Semiannual Report | 179

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   PENNSYLVANIA (CONTINUED)
   Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31 ..................................   $      1,500,000   $    1,586,910
   Lehigh County General Purpose Authority Revenues,
      Good Shepherd Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ........          5,000,000        5,142,950
      Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ..........          4,000,000        4,077,520
      Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19 ...........          2,750,000        2,933,095
   Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 .......................          1,000,000        1,016,930
   Luzerne County GO, Series D, FGIC Insured, 5.00%, 11/15/26 .................................          2,000,000        2,060,780
   Lycoming County Authority College Revenue, Pennsylvania College of Technology,
      AMBAC Insured, 5.25%, 5/01/32 ...........................................................          5,030,000        5,274,961
      Refunding, AMBAC Insured, 5.35%, 7/01/26 ................................................          2,400,000        2,535,024
   Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ............................................          2,000,000        2,065,860
   Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 ...................          5,000,000        5,356,100
   Montgomery County GO, 5.00%, 9/15/22 .......................................................          3,335,000        3,493,146
   Montgomery County Higher Education and Health Authority Revenue, Faulkeways at Gwynedd
    Project, Pre-Refunded, 6.75%,
      11/15/24 ................................................................................            400,000          440,320
      11/15/30 ................................................................................          1,000,000        1,100,800
   Montgomery County IDA Retirement Community Revenue,
      Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 ...................          4,850,000        4,959,707
      Adult Community Total Services, Series B, 5.75%, 11/15/17 ...............................          4,000,000        4,093,520
      Adult Community Total Services Retirement-Life Communities Inc., 5.25%, 11/15/28 ........          5,000,000        5,076,550
   Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Pre-Refunded,
      5.70%, 12/01/13 .........................................................................          1,205,000        1,257,863
      5.75%, 12/01/17 .........................................................................            500,000          522,235
      5.75%, 12/01/27 .........................................................................          1,600,000        1,671,152
   Muhlenberg School District GO, Series AA, FGIC Insured,
      5.00%, 9/01/22 ..........................................................................          1,390,000        1,452,800
      Pre-Refunded, 6.00%, 9/01/23 ............................................................          4,000,000        4,355,040
   New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%, 3/01/28 ....          2,250,000        2,272,343
   Norristown Area School District GO, FGIC Insured, 5.00%, 9/01/27 ...........................          5,000,000        5,230,800
   Northampton Boro Municipal Authority Water Revenue, MBIA Insured, 5.00%, 5/15/34 ...........          2,400,000        2,507,280
   Norwin School District GO,
      FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..............................................          5,000,000        5,374,150
      FSA Insured, 5.00%, 4/01/35 .............................................................          3,000,000        3,160,830
      Series A, MBIA Insured, 5.00%, 4/01/30 ..................................................          1,000,000        1,030,820
      Series B, MBIA Insured, 5.00%, 4/01/31 ..................................................          6,390,000        6,542,721
   Pennsbury School District GO, FGIC Insured, 5.00%, 1/15/22 .................................          2,835,000        2,960,534
   Pennsylvania Economic Development Financing Authority Revenue, Lincoln University, Series
    A, FGIC Insured, 5.00%, 6/01/33 ...........................................................          3,325,000        3,476,587
   Pennsylvania HFAR,
      Future Income Growth Securities, SFM, Series 64, zero cpn. to 10/01/08, 5.25%
       thereafter, 4/01/30 ....................................................................          3,200,000        2,893,472
      SFM, Refunding, Series 63A, zero cpn., 4/01/30 ..........................................         10,885,000        3,075,012
      SFM, Refunding, Series 72A, 5.25%, 4/01/21 ..............................................          7,000,000        7,086,590


180 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   PENNSYLVANIA (CONTINUED)
   Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
      Allegheny College, Series B, 6.125%, 11/01/13 ...........................................   $         90,000   $       90,136
      Drexel University, MBIA Insured, 5.75%, 5/01/22 .........................................          3,095,000        3,198,063
      Drexel University, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 ...........................            905,000          935,499
      Marywood University Project, MBIA Insured, Pre-Refunded, 5.65%, 6/01/25 .................          2,500,000        2,678,425
   Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%,
    11/15/21 ..................................................................................         17,000,000       17,405,450
   Pennsylvania State Higher Educational Facilities Authority Revenue,
      Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ......................................          1,500,000        1,563,390
      Drexel University, Series A, 5.00%, 5/01/20 .............................................          1,485,000        1,548,751
      Drexel University, Series A, 5.20%, 5/01/29 .............................................            750,000          789,420
      Scranton University, Refunding, Series A, XLCA Insured, 5.00%, 11/01/35 .................          5,000,000        5,245,650
      State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 .................          3,140,000        3,254,924
      Temple University, First Series, MBIA Insured, Pre-Refunded, 5.00%, 7/15/31 .............          3,000,000        3,207,990
      Temple University, Refunding, MBIA Insured, 5.00%, 4/01/28 ..............................          5,000,000        5,300,250
      Temple University, Refunding, MBIA Insured, 5.00%, 4/01/33 ..............................         10,000,000       10,544,100
      Trustees University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38 ................          5,000,000        5,214,100
      University Sciences Philadelphia, Refunding, Series A, XLCA Insured, 5.00%, 11/01/36 ....          8,315,000        8,694,663
      Widener University, 5.00%, 7/15/31 ......................................................            500,000          510,735
   Pennsylvania State Public School Building Authority Revenue,
      Career Institute of Technology, FGIC Insured, 5.00%, 11/15/28 ...........................          1,000,000        1,056,200
      Central Montgomery County Area, FGIC Insured, 5.00%, 5/15/24 ............................          2,500,000        2,635,200
      Lehigh Career and Technical Institution, MBIA Insured, 5.00%, 10/01/31 ..................          1,000,000        1,032,930
   Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, MBIA Insured,
    5.00%,
      12/01/24 ................................................................................          1,655,000        1,739,935
      12/01/31 ................................................................................          5,000,000        5,231,200
   Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
      7/15/28 .................................................................................         10,000,000       10,693,300
      7/15/31 .................................................................................         10,000,000       10,693,300
   Pennsylvania State Turnpike Commission Turnpike Revenue,
      Series A, AMBAC Insured, 5.00%, 12/01/34 ................................................          5,000,000        5,236,750
      Series R, AMBAC Insured, 5.00%, 12/01/26 ................................................          2,000,000        2,090,460
      Series R, AMBAC Insured, 5.00%, 12/01/30 ................................................         11,125,000       11,601,595
   Pennsylvania State University Revenue, 5.00%, 9/01/35 ......................................          1,000,000        1,048,670
   Philadelphia Authority for IDR, Series B, AMBAC Insured, 5.25%, 7/01/31 ....................          2,000,000        2,101,640
   Philadelphia Gas Works Revenue, Twelfth Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ........            980,000        1,170,002
   Philadelphia Hospitals and Higher Educational Facilities Authority Revenue, Temple
    University Hospital, 5.875%, 11/15/23 .....................................................          5,000,000        5,091,400
   Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured, 5.00%,
    12/01/21 ..................................................................................          5,000,000        5,298,250
   Philadelphia IDA Lease Revenue, Series B, FSA Insured, 5.125%, 10/01/26 ....................         12,000,000       12,634,920
   Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
      9/01/22 .................................................................................          3,250,000        3,404,310
      9/01/29 .................................................................................         13,000,000       13,594,750
   Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
    4/15/31 ...................................................................................         14,565,000       15,216,784


                                                         Semiannual Report | 181

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   PENNSYLVANIA (CONTINUED)
   Philadelphia School District GO,
      Series B, AMBAC Insured, Pre-Refunded, 5.375%, 4/01/19 ..................................   $      1,000,000   $    1,010,280
      Series C, MBIA Insured, Pre-Refunded, 5.75%, 3/01/29 ....................................          8,000,000        8,547,920
      Series D, FGIC Insured, 5.125%, 6/01/34 .................................................          5,000,000        5,285,550
   Philadelphia Water and Wastewater Revenue, Series A,
      FGIC Insured, 5.00%, 11/01/31 ...........................................................          7,515,000        7,788,095
      FSA Insured, 5.00%, 7/01/28 .............................................................          5,000,000        5,265,600
      FSA Insured, 5.00%, 7/01/29 .............................................................         11,645,000       12,246,115
      FSA Insured, 5.00%, 7/01/35 .............................................................          4,500,000        4,708,710
   Pine-Richland School District GO, FSA Insured, 5.00%, 7/15/35 ..............................         12,485,000       13,113,120
   Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 6.00%,
    12/01/24 ..................................................................................          2,000,000        2,167,000
   Pittsburgh Urban RDA Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 ..............          1,310,000        1,337,811
   Pittsburgh Urban RDA Tax Allocation, 6.10%, 5/01/19 ........................................          1,000,000        1,063,700
   Pittsburgh Water and Sewer Authority Revenue,
      FGIC Insured, ETM, 7.25%, 9/01/14 .......................................................          1,150,000        1,296,867
      First Lien, MBIA Insured, 5.00%, 9/01/29 ................................................          2,000,000        2,106,480
   Plum Boro School District GO, FGIC Insured, Pre-Refunded, 5.25%, 9/15/30 ...................          8,870,000        9,528,775
   Reading School District GO, FSA Insured, 5.00%, 1/15/36 ....................................         23,790,000       25,023,274
   Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.875%,
    12/01/31 ..................................................................................          2,500,000        2,707,575
   Seneca Valley School District GO, MBIA Insured, Pre-Refunded, 5.375%, 1/01/21 ..............          2,000,000        2,163,320
   Southcentral General Authority Revenue, Wellspan Health Obligated, MBIA Insured,
      ETM, 5.25%, 5/15/31 .....................................................................          1,875,000        1,990,650
      Pre-Refunded, 5.25%, 5/15/31 ............................................................          8,125,000        8,759,969
   Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured, 5.375%,
    3/01/22 ...................................................................................          3,000,000        3,083,340
   Southern Lehigh School District GO, Series A, FGIC Insured, 5.00%, 9/01/25 .................          6,900,000        7,196,907
   Southmoreland School District GO, MBIA Insured, 5.00%, 4/01/27 .............................          5,025,000        5,307,958
   State Public School Building Authority College Revenue, Westmoreland County Community
    College, FGIC Insured, 5.25%, 10/15/22 ....................................................          2,170,000        2,313,198
   State Public School Building Authority School Revenue,
      Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 ......................         10,000,000       10,443,200
      Northwestern School District Project, Series E, FGIC Insured, 5.75%, 1/15/19 ............          3,000,000        3,143,730
      Philadelphia School District Project, FSA Insured, 5.00%, 6/01/33 .......................         37,170,000       38,565,362
   Susquehanna Area Regional Airport Authority Revenue, Series A, AMBAC Insured, 5.00%,
    1/01/28 ...................................................................................          2,000,000        2,059,900
   Twin Valley School District GO, FSA Insured, 5.00%, 4/01/23 ................................          2,915,000        3,092,057
   University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured,
    5.00%, 6/01/21 ............................................................................         10,000,000       10,269,900
   Upper St. Clair Township School District GO,
      FSA Insured, 5.00%, 7/15/28 .............................................................          1,000,000        1,040,060
      Pre-Refunded, 5.20%, 7/15/27 ............................................................          3,500,000        3,548,825
   Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
    AMBAC Insured, 6.15%, 12/01/29 ............................................................          2,200,000        2,383,040
   Washington County GO, Series A, AMBAC Insured, 5.125%, 9/01/27 .............................          5,000,000        5,264,150


182 | Semiannual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   PENNSYLVANIA (CONTINUED)
   West Allegheny School District GO, Refunding, Series D, FGIC Insured, 4.75%,
      9/01/19 .................................................................................   $      2,000,000   $    2,067,240
      9/01/20 .................................................................................          3,805,000        3,925,390
   York County GO, MBIA Insured, 5.00%, 6/01/33 ...............................................          6,500,000        6,843,395
                                                                                                                     --------------
                                                                                                                        798,251,773
                                                                                                                     --------------
   U.S. TERRITORIES 6.2%
   PUERTO RICO 5.6%
   Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.00%, 7/01/29 ..........................................................................          4,000,000        4,101,200
      5.00%, 7/01/33 ..........................................................................         30,000,000       30,570,600
      Pre-Refunded, 5.00%, 7/01/27 ............................................................          7,000,000        7,502,460
   Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36 ........          5,950,000        6,092,681
                                                                                                                     --------------
                                                                                                                         48,266,941
                                                                                                                     --------------
   VIRGIN ISLANDS 0.6%
   Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .......          5,000,000        5,215,550
                                                                                                                     --------------
   TOTAL U.S. TERRITORIES .....................................................................                          53,482,491
                                                                                                                     --------------
   TOTAL LONG TERM INVESTMENTS (COST $812,372,465) ............................................                         851,734,264
                                                                                                                     --------------
   SHORT TERM INVESTMENTS 0.4%
   MUNICIPAL BONDS 0.4%
   PENNSYLVANIA 0.3%
 a Chester County IDAR, Refunding, Daily VRDN and Put, 3.50%, 7/01/31 .........................          2,800,000        2,800,000
                                                                                                                     --------------
   U.S. TERRITORIES 0.1%
   PUERTO RICO 0.1%
 a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.29%, 12/01/15 ......................................................          1,000,000        1,000,000
                                                                                                                     --------------
   TOTAL SHORT TERM INVESTMENTS (COST $3,800,000) .............................................                           3,800,000
                                                                                                                     --------------
   TOTAL INVESTMENTS (COST $816,172,465) 98.8% ................................................                         855,534,264
   OTHER ASSETS, LESS LIABILITIES 1.2% ........................................................                          10,313,714
                                                                                                                     --------------
   NET ASSETS 100.0% ..........................................................................                      $  865,847,978
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 184.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 183

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT  -  Improvement Bond Act of 1915                ID      -  Improvement District
ABAG      -  The Association of Bay Area Governments     IDA     -  Industrial Development Authority/Agency
ACA       -  American Capital Access Holdings Inc.       IDAR    -  Industrial Development Authority Revenue
ACES      -  Adjustable Convertible Exempt Securities    IDB     -  Industrial Development Bond/Board
AD        -  Assessment District                         IDR     -  Industrial Development Revenue
AMBAC     -  American Municipal Bond Assurance Corp.     IPC     -  Industrial Pollution Control
BAN       -  Bond Anticipated Notes                      ISD     -  Independent School District
CDA       -  Community Development Authority/Agency      MAC     -  Municipal Assistance Corp.
CDD       -  Community Development District              MBIA    -  Municipal Bond Investors Assurance Corp.
CDR       -  Community Development Revenue               MBS     -  Mortgage-Backed Securities
CFD       -  Community Facilities District               MF      -  Multi-Family
CIFG      -  CDC IXIS Financial Guaranty                 MFH     -  Multi-Family Housing
COP       -  Certificate of Participation                MFHR    -  Multi-Family Housing Revenue
EDA       -  Economic Development Authority              MFR     -  Multi-Family Revenue
EDC       -  Economic Development Corp.                  MTA     -  Metropolitan Transit Authority
EDR       -  Economic Development Revenue                PBA     -  Public Building Authority
ETM       -  Escrow to Maturity                          PCR     -  Pollution Control Revenue
FGIC      -  Financial Guaranty Insurance Co.            PFAR    -  Public Financing Authority Revenue
FHA       -  Federal Housing Authority/Agency            PUD     -  Public Utility District
FNMA      -  Federal National Mortgage Association       RAN     -  Revenue Anticipation Notes
FSA       -  Financial Security Assurance Inc.           RDA     -  Redevelopment Agency/Authority
GNMA      -  Government National Mortgage Association    SF      -  Single Family
GO        -  General Obligation                          SFM     -  Single Family Mortgage
HDA       -  Housing Development Authority/Agency        SFMR    -  Single Family Mortgage Revenue
HFA       -  Housing Finance Authority/Agency            SFR     -  Single Family Revenue
HFAR      -  Housing Finance Authority Revenue           UHSD    -  Unified High School District
HFC       -  Housing Finance Corp.                       USD     -  Unified/Union School District
HMR       -  Home Mortgage Revenue                       XLCA    -  XL Capital Assurance


184 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2006 (unaudited)

                                                           ------------------------------------------------------------------
                                                              FRANKLIN          FRANKLIN        FRANKLIN         FRANKLIN
                                                               ARIZONA          COLORADO       CONNECTICUT        DOUBLE
                                                              TAX-FREE          TAX-FREE        TAX-FREE         TAX-FREE
                                                             INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                           ------------------------------------------------------------------
Assets:
   Investments in securities:
      Cost .............................................   $  918,734,513   $  429,178,532   $  319,460,929   $  431,405,155
                                                           ==================================================================
      Value ............................................   $  967,319,284   $  452,444,615   $  333,166,179   $  449,186,004
   Cash ................................................           70,608          210,560           34,989        1,648,421
   Receivables:
      Investment securities sold .......................        5,237,341               --               --               --
      Capital shares sold ..............................          907,981          769,936          553,887          880,783
      Interest .........................................       10,425,282        6,240,939        3,716,180        4,836,382
                                                           ------------------------------------------------------------------
         Total assets ..................................      983,960,496      459,666,050      337,471,235      456,551,590
                                                           ------------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ..................       10,529,067       11,471,659               --        8,634,593
      Capital shares redeemed ..........................          952,001          632,398          370,546          342,046
      Affiliates .......................................          508,028          255,440          205,614          265,718
      Distributions to shareholders ....................        1,348,073          630,367          371,040          597,878
   Accrued expenses and other liabilities ..............          105,848           44,143           44,348           45,603
                                                           ------------------------------------------------------------------
         Total liabilities .............................       13,443,017       13,034,007          991,548        9,885,838
                                                           ------------------------------------------------------------------
            Net assets, at value .......................   $  970,517,479   $  446,632,043   $  336,479,687   $  446,665,752
                                                           ------------------------------------------------------------------
Net assets consist of:
   Paid-in capital .....................................   $  946,222,292   $  430,416,344   $  327,555,374   $  430,361,445
   Distributions in excess of net investment income ....         (548,572)        (505,101)        (245,411)        (307,707)
   Net unrealized appreciation (depreciation) ..........       48,584,771       23,266,083       13,705,250       17,780,849
   Accumulated net realized gain (loss) ................      (23,741,012)      (6,545,283)      (4,535,526)      (1,168,835)
                                                           ------------------------------------------------------------------
            Net assets, at value .......................   $  970,517,479   $  446,632,043   $  336,479,687   $  446,665,752
                                                           ==================================================================
CLASS A:
   Net assets, at value ................................   $  895,030,527   $  399,496,318   $  286,509,717   $  389,665,007
                                                           ==================================================================
   Shares outstanding ..................................       81,060,391       33,358,634       25,915,111       32,709,023
                                                           ==================================================================
   Net asset value per share a .........................   $        11.04   $        11.98   $        11.06   $        11.91
                                                           ==================================================================
   Maximum offering price per share (net asset value
      per share / 95.75%) ..............................   $        11.53   $        12.51   $        11.55   $        12.44
                                                           ==================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 185

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006 (unaudited)

                                                           ------------------------------------------------------------------
                                                              FRANKLIN          FRANKLIN        FRANKLIN         FRANKLIN
                                                               ARIZONA          COLORADO       CONNECTICUT        DOUBLE
                                                              TAX-FREE          TAX-FREE        TAX-FREE         TAX-FREE
                                                             INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                           ------------------------------------------------------------------
CLASS B:
   Net assets, at value ................................   $   21,744,240               --               --               --
                                                           ==================================================================
   Shares outstanding ..................................        1,958,181               --               --               --
                                                           ==================================================================
   Net asset value and maximum offering price per
      share a ..........................................   $        11.10               --               --               --
                                                           ==================================================================
CLASS C:
   Net assets, at value ................................   $   53,742,712   $   47,135,725   $   49,969,970   $   57,000,745
                                                           ==================================================================
   Shares outstanding ..................................        4,819,209        3,907,706        4,497,680        4,768,747
                                                           ==================================================================
   Net asset value and maximum offering price per
      share a ..........................................   $        11.15   $        12.06   $        11.11   $        11.95
                                                           ==================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


186 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006 (unaudited)

                                                           -------------------------------------------------------------------------
                                                            FRANKLIN FEDERAL   FRANKLIN FEDERAL       FRANKLIN          FRANKLIN
                                                           INTERMEDIATE-TERM     LIMITED-TERM        HIGH YIELD        NEW JERSEY
                                                                TAX-FREE           TAX-FREE           TAX-FREE          TAX-FREE
                                                              INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND
                                                           -------------------------------------------------------------------------
Assets:
   Investments in securities:
      Cost .............................................   $     564,134,066   $     22,016,455   $ 5,710,473,707   $ 1,078,277,067
                                                           =========================================================================
      Value ............................................   $     578,164,299   $     21,924,344   $ 6,052,112,747   $ 1,135,399,184
   Cash ................................................              70,889             49,765            47,587           304,446
   Receivables:
      Investment securities sold .......................                  --                 --         9,158,547                --
      Capital shares sold ..............................           2,257,392             28,270        14,777,132         2,515,894
      Interest .........................................           6,826,973            194,299        85,060,736        12,201,656
      Affiliates .......................................                  --              3,529                --                --
                                                           -------------------------------------------------------------------------
         Total assets ..................................         587,319,553         22,200,207     6,161,156,749     1,150,421,180
                                                           -------------------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ..................                  --          1,035,370        34,973,060                --
      Capital shares redeemed ..........................           2,164,856            194,649        14,735,494         1,220,352
      Affiliates .......................................             320,770                 --         3,410,187           674,457
      Distributions to shareholders ....................             701,001             20,490         7,763,473         1,278,989
   Accrued expenses and other liabilities ..............              72,578             14,117           614,606           120,196
                                                           -------------------------------------------------------------------------
         Total liabilities .............................           3,259,205          1,264,626        61,496,820         3,293,994
                                                           -------------------------------------------------------------------------
            Net assets, at value .......................   $     584,060,348   $     20,935,581   $ 6,099,659,929   $ 1,147,127,186
                                                           =========================================================================
Net assets consist of:
   Paid-in capital .....................................   $     575,524,327   $     21,315,696   $ 6,160,351,466   $ 1,092,777,694
   Undistributed net investment income (distributions
      in excess of net investment income) ..............            (199,501)            45,709         3,196,719          (680,480)
   Net unrealized appreciation (depreciation) ..........          14,030,233            (92,111)      341,639,040        57,122,117
   Accumulated net realized gain (loss) ................          (5,294,711)          (333,713)     (405,527,296)       (2,092,145)
                                                           -------------------------------------------------------------------------
            Net assets, at value .......................   $     584,060,348   $     20,935,581   $ 6,099,659,929   $ 1,147,127,186
                                                           =========================================================================
CLASS A:
   Net assets, at value ................................   $     555,382,907   $     20,935,581   $ 5,138,140,404   $   924,895,636
                                                           =========================================================================
   Shares outstanding ..................................          48,663,043          2,110,218       472,430,719        76,478,946
                                                           =========================================================================
   Net asset value per share a .........................   $           11.41   $           9.92   $         10.88   $         12.09
                                                           =========================================================================
   Maximum offering price per share (net asset value
      per share / 97.75%, 97.75%, 95.75% and 95.75%,
      respectively) ....................................   $           11.67   $          10.15   $         11.36   $         12.63
                                                           =========================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 187

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006 (unaudited)

                                                           -------------------------------------------------------------------------
                                                            FRANKLIN FEDERAL   FRANKLIN FEDERAL       FRANKLIN          FRANKLIN
                                                           INTERMEDIATE-TERM     LIMITED-TERM        HIGH YIELD        NEW JERSEY
                                                                TAX-FREE           TAX-FREE           TAX-FREE          TAX-FREE
                                                              INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND
                                                           -------------------------------------------------------------------------
CLASS B:
   Net assets, at value ................................                  --          --          $   230,350,841   $    75,275,877
                                                           =========================================================================
   Shares outstanding ..................................                  --          --               21,041,523         6,189,712
                                                           =========================================================================
   Net asset value and maximum offering price per
      share a ..........................................                  --          --          $         10.95   $         12.16
                                                           =========================================================================
CLASS C:
   Net assets, at value ................................   $      28,677,441          --          $   719,092,580   $   146,955,673
                                                           =========================================================================
   Shares outstanding ..................................           2,508,363          --               65,415,371        12,055,611
                                                           =========================================================================
   Net asset value and maximum offering price per
      share a ..........................................   $           11.43          --          $         10.99   $         12.19
                                                           =========================================================================
ADVISOR CLASS:
   Net assets, at value ................................                  --          --          $    12,076,104                --
                                                           =========================================================================
   Shares outstanding ..................................                  --          --                1,108,895                --
                                                           =========================================================================
   Net asset value and maximum offering price per
      share a ..........................................                  --          --          $         10.89                --
                                                           =========================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


188 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006 (unaudited)

                                                                                                  ----------------------------------
                                                                                                      FRANKLIN          FRANKLIN
                                                                                                       OREGON         PENNSYLVANIA
                                                                                                      TAX-FREE         TAX-FREE
                                                                                                    INCOME FUND       INCOME FUND
                                                                                                  ----------------------------------
Assets:
   Investments in securities:
      Cost ....................................................................................   $   692,686,205   $   816,172,465
                                                                                                  ==================================
      Value ...................................................................................   $   727,489,552   $   855,534,264
   Cash .......................................................................................           525,065            89,926
   Receivables:
      Capital shares sold .....................................................................         2,232,854         1,572,524
      Interest ................................................................................         7,865,753        12,999,894
                                                                                                  ----------------------------------
         Total assets .........................................................................       738,113,224       870,196,608
                                                                                                  ----------------------------------
Liabilities:
   Payables:
      Capital shares redeemed .................................................................         1,032,422         2,516,290
      Affiliates ..............................................................................           409,117           510,211
      Distributions to shareholders ...........................................................           789,662         1,185,145
   Accrued expenses and other liabilities .....................................................            45,278           136,984
                                                                                                  ----------------------------------
         Total liabilities ....................................................................         2,276,479         4,348,630
                                                                                                  ----------------------------------
            Net assets, at value ..............................................................   $   735,836,745   $   865,847,978
                                                                                                  ==================================
Net assets consist of:
   Paid-in capital ............................................................................   $   707,610,247   $   836,052,407
   Undistributed net investment income (distributions in excess of net investment income) .....           218,484          (956,555)
   Net unrealized appreciation (depreciation) .................................................        34,803,347        39,361,799
   Accumulated net realized gain (loss) .......................................................        (6,795,333)       (8,609,673)
                                                                                                  ----------------------------------
            Net assets, at value ..............................................................   $   735,836,745   $   865,847,978
                                                                                                  ==================================
CLASS A:
   Net assets, at value .......................................................................   $   650,087,438   $   725,240,063
                                                                                                  ==================================
   Shares outstanding .........................................................................        54,965,595        69,853,807
                                                                                                  ==================================
   Net asset value per share a ................................................................   $         11.83   $         10.38
                                                                                                  ==================================
   Maximum offering price per share (net asset value per share / 95.75%) ......................   $         12.36   $         10.84
                                                                                                  ==================================
CLASS B:
   Net assets, at value .......................................................................                --   $    45,198,338
                                                                                                  ==================================
   Shares outstanding .........................................................................                --         4,339,080
                                                                                                  ==================================
   Net asset value and maximum offering price per share a .....................................                --   $         10.42
                                                                                                  ==================================
CLASS C:
   Net assets, at value .......................................................................   $    85,749,307   $    95,409,577
                                                                                                  ==================================
   Shares outstanding .........................................................................         7,181,345         9,119,810
                                                                                                  ==================================
   Net asset value and maximum offering price per share a .....................................   $         11.94   $         10.46
                                                                                                  ==================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 189

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2006 (unaudited)

                                                         ------------------------------------------------------------------
                                                            FRANKLIN         FRANKLIN         FRANKLIN        FRANKLIN
                                                            ARIZONA          COLORADO       CONNECTICUT        DOUBLE
                                                            TAX-FREE         TAX-FREE         TAX-FREE        TAX-FREE
                                                          INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                         ------------------------------------------------------------------
Investment income:
   Interest ...........................................  $   23,812,169   $   10,951,554   $    8,052,093   $  10,597,791
                                                         ------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ..........................       2,273,056        1,105,586          858,395       1,099,962
   Distribution fees: (Note 3c)
      Class A .........................................         444,142          196,145          139,887         189,446
      Class B .........................................          70,235               --               --              --
      Class C .........................................         169,514          147,056          155,429         181,982
   Transfer agent fees (Note 3e) ......................         157,910           88,884           68,908         114,636
   Custodian fees .....................................           7,120            3,116            2,372           3,109
   Reports to shareholders ............................          27,591           20,236           16,626          18,517
   Registration and filing fees .......................          22,614            7,047            4,578          24,490
   Professional fees ..................................          11,343            8,962            9,039           8,549
   Trustees' fees and expenses ........................           3,143            2,030            1,323           1,727
   Other ..............................................          28,461           13,333           13,296          13,126
                                                         ------------------------------------------------------------------
         Total expenses ...............................       3,215,129        1,592,395        1,269,853       1,655,544
                                                         ------------------------------------------------------------------
            Net investment income .....................      20,597,040        9,359,159        6,782,240       8,942,247
                                                         ------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..........        (284,512)        (115,852)         493,850        (215,229)
   Net change in unrealized appreciation
      (depreciation) on investments ...................      (3,498,009)      (1,438,681)      (1,458,757)     (1,688,711)
                                                         ------------------------------------------------------------------
Net realized and unrealized gain (loss) ...............      (3,782,521)      (1,554,533)        (964,907)     (1,903,940)
                                                         ------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations .........................................  $   16,814,519   $    7,804,626   $    5,817,333   $   7,038,307
                                                          ==================================================================


190 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2006 (unaudited)

                                                           -------------------------------------------------------------------------
                                                            FRANKLIN FEDERAL   FRANKLIN FEDERAL      FRANKLIN          FRANKLIN
                                                           INTERMEDIATE-TERM     LIMITED-TERM       HIGH YIELD        NEW JERSEY
                                                               TAX-FREE            TAX-FREE          TAX-FREE          TAX-FREE
                                                              INCOME FUND        INCOME FUND        INCOME FUND      INCOME FUND
                                                           -------------------------------------------------------------------------
Investment income:
   Interest .............................................  $      12,600,829   $        357,345   $   171,156,075   $   27,573,550
                                                           -------------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ............................          1,412,732             56,056        13,647,109        2,655,262
   Administrative fees (Note 3b) ........................                 --             22,422                --               --
   Distribution fees: (Note 3c)
      Class A ...........................................            273,619             16,913         2,488,161          454,216
      Class B ...........................................                 --                 --           763,273          248,434
      Class C ...........................................             94,625                 --         2,297,774          466,280
   Transfer agent fees (Note 3e) ........................            139,271              6,548         1,391,172          251,141
   Custodian fees .......................................              4,316                208            43,740            8,000
   Reports to shareholders ..............................             26,610              1,102           291,525           59,744
   Registration and filing fees .........................             63,430             16,683           119,901            6,648
   Professional fees ....................................             10,283              7,907            41,169           11,397
   Trustees' fees and expenses ..........................              2,525                130            27,894            4,094
   Other ................................................             25,529              8,223           138,684           29,376
                                                           -------------------------------------------------------------------------
         Total expenses .................................          2,052,940            136,192        21,250,402        4,194,592
         Expenses waived/paid by affiliates (Note 3f) ...                 --            (80,137)               --               --
                                                           -------------------------------------------------------------------------
            Net expenses ................................          2,052,940             56,055        21,250,402        4,194,592
                                                           -------------------------------------------------------------------------
               Net investment income ....................         10,547,889            301,290       149,905,673       23,378,958
                                                           -------------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ............           (383,861)          (269,279)       (5,237,818)         349,499
   Net change in unrealized appreciation
      (depreciation) on investments .....................            296,610            298,115        26,602,821       (4,670,757)
                                                           -------------------------------------------------------------------------
Net realized and unrealized gain (loss) .................            (87,251)            28,836        21,365,003       (4,321,258)
                                                           -------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations ...........................................  $      10,460,638   $        330,126   $   171,270,676   $   19,057,700
                                                           =========================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 191

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2006 (unaudited)

                                                           ---------------------------------
                                                              FRANKLIN         FRANKLIN
                                                               OREGON        PENNSYLVANIA
                                                              TAX-FREE         TAX-FREE
                                                            INCOME FUND      INCOME FUND
                                                           ---------------------------------
Investment income:
   Interest .........................................      $   17,424,571   $   21,111,334
                                                           ---------------------------------
Expenses:
   Management fees (Note 3a) ........................           1,734,717        2,044,411
   Distribution fees: (Note 3c)
      Class A .......................................             317,128          359,920
      Class B .......................................                  --          150,398
      Class C .......................................             276,492          300,236
   Transfer agent fees (Note 3e) ....................             140,826          241,925
   Custodian fees ...................................               5,242            6,441
   Reports to shareholders ..........................              29,679           54,149
   Registration and filing fees .....................               4,432            6,124
   Professional fees ................................              22,837           11,077
   Trustees' fees and expenses ......................               3,054            3,901
   Other ............................................              36,006           23,134
                                                           ---------------------------------
         Total expenses .............................           2,570,413        3,201,716
                                                           ---------------------------------
            Net investment income ...................          14,854,158       17,909,618
                                                           ---------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ........              32,928          827,038
   Net change in unrealized appreciation
      (depreciation) on investments .................          (3,508,921)      (4,556,605)
                                                           ---------------------------------
Net realized and unrealized gain (loss) .............          (3,475,993)      (3,729,567)
                                                           ---------------------------------
Net increase (decrease) in net assets resulting from
   operations .......................................      $   11,378,165   $   14,180,051
                                                           =================================


192 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                       -----------------------------------------------------------------------------
                                                                 FRANKLIN ARIZONA                      FRANKLIN COLORADO
                                                               TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                       -----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                       AUGUST 31, 2006       YEAR ENDED       AUGUST 31, 2006       YEAR ENDED
                                                         (UNAUDITED)      FEBRUARY 28, 2006     (UNAUDITED)      FEBRUARY 28, 2006
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................  $     20,597,040   $      40,211,510   $      9,359,159   $      17,280,836
      Net realized gain (loss) from investments .....          (284,512)         (3,359,696)          (115,852)          1,061,191
      Net change in unrealized appreciation
         (depreciation) on investments ..............        (3,498,009)         (7,592,550)        (1,438,681)         (1,335,131)
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............        16,814,519          29,259,264          7,804,626          17,006,896
                                                       -----------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................       (19,428,920)        (37,074,120)        (8,790,162)        (15,701,274)
         Class B ....................................          (415,696)           (859,297)                --                  --
         Class C ....................................          (991,146)         (1,707,145)          (880,034)         (1,585,515)
                                                       -----------------------------------------------------------------------------
   Total distributions to shareholders ..............       (20,835,762)        (39,640,562)        (9,670,196)        (17,286,789)
                                                       -----------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................        12,912,479          42,924,550         18,588,044          36,260,208
         Class B ....................................          (476,134)         (1,179,614)                --                  --
         Class C ....................................         2,851,002           7,468,784          3,626,127           2,836,912
                                                       -----------------------------------------------------------------------------
   Total capital share transactions .................        15,287,347          49,213,720         22,214,171          39,097,120
                                                       -----------------------------------------------------------------------------
   Redemption fees ..................................             1,510                 972                  5               2,849
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets ...        11,267,614          38,833,394         20,348,606          38,820,076
Net assets:
   Beginning of period ..............................       959,249,865         920,416,471        426,283,437         387,463,361
                                                       -----------------------------------------------------------------------------
   End of period ....................................  $    970,517,479   $     959,249,865   $    446,632,043   $     426,283,437
                                                       =============================================================================
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of period .................................  $       (548,572)  $        (309,850)  $       (505,101)  $        (194,064)
                                                       =============================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 193

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       -----------------------------------------------------------------------------
                                                               FRANKLIN CONNECTICUT                     FRANKLIN DOUBLE
                                                               TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                       -----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                       AUGUST 31, 2006       YEAR ENDED       AUGUST 31, 2006       YEAR ENDED
                                                         (UNAUDITED)      FEBRUARY 28, 2006     (UNAUDITED)      FEBRUARY 28, 2006
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................  $      6,782,240   $      12,848,174   $      8,942,247   $      15,800,313
      Net realized gain (loss) from investments .....           493,850             943,185           (215,229)           (752,664)
      Net change in unrealized appreciation
         (depreciation) on investments ..............        (1,458,757)         (1,051,248)        (1,688,711)            198,149
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............         5,817,333          12,740,111          7,038,307          15,245,798
                                                       -----------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................        (6,039,748)        (11,351,471)        (8,079,835)        (13,819,200)
         Class C ....................................          (891,280)         (1,605,812)        (1,039,287)         (1,820,505)
                                                       -----------------------------------------------------------------------------
   Total distributions to shareholders ..............        (6,931,028)        (12,957,283)        (9,119,122)        (15,639,705)
                                                       -----------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................        13,080,781          25,319,081         21,000,403          61,316,933
         Class C ....................................         4,541,106           4,641,615          1,333,569          10,370,731
                                                       -----------------------------------------------------------------------------
   Total capital share transactions .................        17,621,887          29,960,696         22,333,972          71,687,664
                                                       -----------------------------------------------------------------------------
   Redemption fees ..................................               200                  --                666               2,193
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets ...        16,508,392          29,743,524         20,253,823          71,295,950
Net assets:
   Beginning of period ..............................       319,971,295         290,227,771        426,411,929         355,115,979
                                                       -----------------------------------------------------------------------------
   End of period ....................................  $    336,479,687   $     319,971,295   $    446,665,752   $     426,411,929
                                                       =============================================================================
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of period .................................  $       (245,411)  $         (96,623)  $       (307,707)  $        (130,832)
                                                       =============================================================================


194 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       -----------------------------------------------------------------------------
                                                                 FRANKLIN FEDERAL                       FRANKLIN FEDERAL
                                                                INTERMEDIATE-TERM                         LIMITED-TERM
                                                               TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                       -----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                        AUGUST 31, 2006      YEAR ENDED       AUGUST 31, 2006       YEAR ENDED
                                                          (UNAUDITED)     FEBRUARY 28, 2006     (UNAUDITED)      FEBRUARY 28, 2006
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................  $     10,547,889   $      19,707,756   $        301,290   $         632,836
      Net realized gain (loss) from investments .....          (383,861)           (164,491)          (269,279)            (64,397)
      Net change in unrealized appreciation
         (depreciation) on investments ..............           296,610          (4,492,616)           298,115            (201,951)
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............        10,460,638          15,050,649            330,126             366,488
                                                       -----------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................       (10,285,924)        (18,531,114)          (320,348)           (618,849)
         Class C ....................................          (464,384)           (861,645)                --                  --
                                                       -----------------------------------------------------------------------------
   Total distributions to shareholders ..............       (10,750,308)        (19,392,759)          (320,348)           (618,849)
                                                       -----------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................        15,279,941          50,452,677         (5,079,593)         (6,997,425)
         Class C ....................................        (1,464,471)          7,026,076                 --                  --
                                                       -----------------------------------------------------------------------------
   Total capital share transactions .................        13,815,470          57,478,753         (5,079,593)         (6,997,425)
                                                       -----------------------------------------------------------------------------
   Redemption fees ..................................             7,567              12,346                412                 547
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets ...        13,533,367          53,148,989         (5,069,403)         (7,249,239)
Net assets:
   Beginning of period ..............................       570,526,981         517,377,992         26,004,984          33,254,223
                                                       -----------------------------------------------------------------------------
   End of period ....................................  $    584,060,348   $     570,526,981   $     20,935,581   $      26,004,984
                                                       =============================================================================
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of  period ................................  $       (199,501)  $           2,918   $         45,709   $          64,767
                                                       =============================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 195

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       -----------------------------------------------------------------------------
                                                               FRANKLIN HIGH YIELD                    FRANKLIN NEW JERSEY
                                                               TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                       -----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                       AUGUST 31, 2006       YEAR ENDED       AUGUST 31, 2006       YEAR ENDED
                                                         (UNAUDITED)      FEBRUARY 28, 2006     (UNAUDITED)      FEBRUARY 28, 2006
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................  $    149,905,673   $      291,641,870  $     23,378,958   $      43,604,327
      Net realized gain (loss) from investments .....        (5,237,818)          (3,128,037)          349,499             880,535
      Net change in unrealized appreciation
         (depreciation) on investments ..............        26,602,821           15,435,817        (4,670,757)         (2,857,064)
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............       171,270,676          303,949,650        19,057,700          41,627,798
                                                       -----------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................      (125,713,567)        (251,784,959)      (19,692,916)        (36,272,328)
         Class B ....................................        (5,102,645)         (11,397,952)       (1,436,057)         (3,034,077)
         Class C ....................................       (15,259,636)         (29,094,318)       (2,682,290)         (4,769,921)
         Advisor Class ..............................           (94,759)              (1,575)               --                  --
                                                       -----------------------------------------------------------------------------
   Total distributions to shareholders ..............      (146,170,607)        (292,278,804)      (23,811,263)        (44,076,326)
                                                      ------------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................        46,652,410          346,305,348        36,604,604         101,613,738
         Class B ....................................       (11,155,417)         (18,064,570)       (2,683,005)         (4,700,710)
         Class C ....................................        20,598,952          104,792,935         8,106,975          22,303,375
         Advisor Class ..............................        11,491,332              467,986                --                  --
                                                       -----------------------------------------------------------------------------
   Total capital share transactions .................        67,587,277          433,501,699        42,028,574         119,216,403
                                                       -----------------------------------------------------------------------------
   Redemption fees ..................................             4,064                8,108             2,591                  29
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets ...        92,691,410          445,180,653        37,277,602         116,767,904
Net assets:
   Beginning of period ..............................     6,006,968,519        5,561,787,866     1,109,849,584         993,081,680
                                                       -----------------------------------------------------------------------------
   End of period ....................................  $  6,099,659,929   $    6,006,968,519  $  1,147,127,186   $   1,109,849,584
                                                       =============================================================================
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of period .................................  $      3,196,719   $         (538,347) $       (680,480)  $        (248,175)
                                                       =============================================================================


196 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       -----------------------------------------------------------------------------
                                                                 FRANKLIN OREGON                     FRANKLIN PENNSYLVANIA
                                                               TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                       -----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                       AUGUST 31, 2006       YEAR ENDED       AUGUST 31, 2006       YEAR ENDED
                                                         (UNAUDITED)      FEBRUARY 28, 2006     (UNAUDITED)      FEBRUARY 28, 2006
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................  $     14,854,158   $      28,016,592   $     17,909,618   $      35,959,931
      Net realized gain (loss) from investments .....            32,928             189,699            827,038           1,360,791
      Net change in unrealized appreciation
         (depreciation) on investments ..............        (3,508,921)           (639,747)        (4,556,605)         (4,715,262)
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............        11,378,165          27,566,544         14,180,051          32,605,460
                                                       -----------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................       (13,138,621)        (25,553,674)       (15,944,569)        (30,947,487)
         Class B ....................................                --                  --           (895,288)         (1,924,710)
         Class C ....................................        (1,512,291)         (2,936,356)        (1,760,402)         (3,203,302)
                                                       -----------------------------------------------------------------------------
   Total distributions to shareholders ..............       (14,650,912)        (28,490,030)       (18,600,259)        (36,075,499)
                                                       -----------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................        27,639,662          55,843,742         10,694,404          27,401,855
         Class B ....................................                --                  --         (2,151,806)         (4,071,957)
         Class C ....................................         1,875,496           9,082,300          7,571,490           9,025,420
                                                       -----------------------------------------------------------------------------
   Total capital share transactions .................        29,515,158          64,926,042         16,114,088          32,355,318
                                                       -----------------------------------------------------------------------------
   Redemption fees ..................................                92               1,047                376                 322
                                                       -----------------------------------------------------------------------------
            Net increase (decrease) in net assets ...        26,242,503          64,003,603         11,694,256          28,885,601
Net assets:
   Beginning of period ..............................       709,594,242         645,590,639        854,153,722         825,268,121
                                                       -----------------------------------------------------------------------------
   End of period ....................................  $    735,836,745   $     709,594,242   $    865,847,978   $     854,153,722
                                                       =============================================================================
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of period .................................  $        218,484   $          15,238   $       (956,555)  $        (265,914)
                                                       =============================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 197

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-five separate funds. All funds included in this report (the Funds) are diversified, except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------
CLASS A                                              CLASS A, CLASS B & CLASS C
-----------------------------------------------------------------------------------------------
Franklin Federal Limited-Term Tax-Free Income Fund   Franklin Arizona Tax-Free Income Fund
                                                     Franklin New Jersey Tax-Free Income Fund
                                                     Franklin Pennsylvania Tax-Free Income Fund

-----------------------------------------------------------------------------------------------
CLASS A & CLASS C                                    CLASS A, CLASS B, CLASS C & ADVISOR CLASS
-----------------------------------------------------------------------------------------------
Franklin Colorado Tax-Free Income Fund               Franklin High Yield Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free
  Income Fund
Franklin Oregon Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event


198 | Semiannual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


                                                         Semiannual Report | 199

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                              -----------------------------------------------------------
                                                   FRANKLIN ARIZONA               FRANKLIN COLORADO
                                                      TAX-FREE                       TAX-FREE
                                                    INCOME FUND                     INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT        SHARES           AMOUNT
                                              -----------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
  Shares sold .............................    6,155,981   $  67,380,272     3,112,671   $   36,977,077
  Shares issued in reinvestment of
   distributions ..........................      916,235      10,026,212       399,146        4,742,312
  Shares redeemed .........................   (5,896,221)    (64,494,005)   (1,949,925)     (23,131,345)
                                              -----------------------------------------------------------
  Net increase (decrease) .................    1,175,995   $  12,912,479     1,561,892   $   18,588,044
                                              ===========================================================
Year ended February 28, 2006
  Shares sold .............................   11,975,940   $ 133,352,332     6,109,541   $   73,409,662
  Shares issued in reinvestment of
   distributions ..........................    1,713,171      19,081,804       692,709        8,336,485
  Shares redeemed .........................   (9,835,816)   (109,509,586)   (3,781,100)     (45,485,939)
                                              -----------------------------------------------------------
  Net increase (decrease) .................    3,853,295   $  42,924,550     3,021,150   $   36,260,208
                                              ===========================================================


200 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              -----------------------------------------------------------
                                                   FRANKLIN ARIZONA               FRANKLIN COLORADO
                                                      TAX-FREE                        TAX-FREE
                                                      INCOME FUND                    INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT         SHARES          AMOUNT
                                              -----------------------------------------------------------
CLASS B SHARES:
Six months ended August 31, 2006
   Shares sold ............................       28,698   $     315,700
   Shares issued in reinvestment of
    distributions .........................       22,661         249,365
   Shares redeemed ........................      (94,395)     (1,041,199)
                                              ---------------------------
   Net increase (decrease) ................      (43,036)  $    (476,134)
                                              ===========================
Year ended February 28, 2006
   Shares sold ............................       30,284   $     340,860
   Shares issued in reinvestment of
    distributions .........................       46,425         520,082
   Shares redeemed ........................     (182,326)     (2,040,556)
                                              ---------------------------
   Net increase (decrease) ................     (105,617)  $  (1,179,614)
                                              ===========================
CLASS C SHARES:
Six months ended August 31, 2006
   Shares sold ............................      583,388   $   6,441,145       609,075   $    7,281,937
   Shares issued in reinvestment of
    distributions .........................       52,004         574,666        46,492          556,277
   Shares redeemed ........................     (377,591)     (4,164,809)     (352,275)      (4,212,087)
                                              -----------------------------------------------------------
   Net increase (decrease) ................      257,801   $   2,851,002       303,292   $    3,626,127
                                              ===========================================================
Year ended February 28, 2006
   Shares sold ............................    1,349,975   $  15,176,472       765,261   $    9,270,956
   Shares issued in reinvestment of
    distributions .........................       89,196       1,002,627        81,584          988,535
   Shares redeemed ........................     (770,280)     (8,710,315)     (613,213)      (7,422,579)
                                              -----------------------------------------------------------
   Net increase (decrease) ................      668,891   $   7,468,784       233,632   $    2,836,912
                                              ===========================================================

                                              -----------------------------------------------------------
                                                 FRANKLIN CONNECTICUT              FRANKLIN DOUBLE
                                                       TAX-FREE                       TAX-FREE
                                                     INCOME FUND                     INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT         SHARES          AMOUNT
                                              -----------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
   Shares sold ............................    3,201,429   $  35,106,798     4,014,781   $   47,414,543
   Shares issued in reinvestment of
    distributions .........................      299,498       3,286,437       432,073        5,098,802
   Shares redeemed ........................   (2,306,856)    (25,312,454)   (2,672,866)     (31,512,942)
                                              -----------------------------------------------------------
   Net increase (decrease) ................    1,194,071   $  13,080,781     1,773,988   $   21,000,403
                                              ===========================================================
Year ended February 28, 2006
   Shares sold ............................    4,154,513   $  46,128,395     7,635,503   $   91,396,425
   Shares issued in reinvestment of
    distributions .........................      571,197       6,347,565       710,309        8,499,575
   Shares redeemed ........................   (2,446,141)    (27,156,879)   (3,226,425)     (38,579,067)
                                              -----------------------------------------------------------
   Net increase (decrease) ................    2,279,569   $  25,319,081     5,119,387   $   61,316,933
                                              ===========================================================


                                                         Semiannual Report | 201

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             ------------------------------------------------------------
                                                 FRANKLIN CONNECTICUT             FRANKLIN DOUBLE
                                                      TAX-FREE                       TAX-FREE
                                                     INCOME FUND                    INCOME FUND
                                             ------------------------------------------------------------
                                                SHARES         AMOUNT         SHARES         AMOUNT
                                             ------------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2006
   Shares sold ............................      621,512   $   6,850,262       500,356   $    5,917,086
   Shares issued in reinvestment of
    distributions .........................       48,311         532,672        53,780          636,681
   Shares redeemed ........................     (257,647)     (2,841,828)     (440,630)      (5,220,198)
                                             ------------------------------------------------------------
   Net increase (decrease) ................      412,176   $   4,541,106       113,506   $    1,333,569
                                             ============================================================
Year ended February 28, 2006
   Shares sold ............................      939,542   $  10,484,884     1,426,473   $   17,137,658
   Shares issued in reinvestment of
    distributions .........................       95,710       1,068,446        92,680        1,112,794
   Shares redeemed ........................     (618,737)     (6,911,715)     (657,469)      (7,879,721)
                                             ------------------------------------------------------------
   Net increase (decrease) ................      416,515   $   4,641,615       861,684   $   10,370,731
                                             ============================================================

                                             ------------------------------------------------------------
                                                   FRANKLIN FEDERAL                FRANKLIN FEDERAL
                                              INTERMEDIATE-TERM TAX-FREE        LIMITED-TERM TAX-FREE
                                                     INCOME FUND                      INCOME FUND
                                             ------------------------------------------------------------
                                               SHARES          AMOUNT         SHARES          AMOUNT
                                             ------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
   Shares sold ............................    7,499,611   $  84,509,419       437,401   $    4,325,074
   Shares issued in reinvestment of
    distributions .........................      596,053       6,719,161        26,000          257,067
   Shares redeemed ........................   (6,742,081)    (75,948,639)     (977,470)      (9,661,734)
                                             ------------------------------------------------------------
   Net increase (decrease) ................    1,353,583   $  15,279,941      (514,069)  $   (5,079,593)
                                             ============================================================
Year ended February 28, 2006
   Shares sold ............................   13,659,935   $ 156,346,796     1,397,484   $   13,911,639
   Shares issued in reinvestment of
    distributions .........................    1,066,740      12,218,991        49,964          497,165
   Shares redeemed ........................  (10,324,457)   (118,113,110)   (2,150,605)     (21,406,229)
                                             ------------------------------------------------------------
   Net increase (decrease) ................    4,402,218   $  50,452,677      (703,157)  $   (6,997,425)
                                             ============================================================
CLASS C SHARES:
Six months ended August 31, 2006
   Shares sold ............................      257,554   $   2,908,260
   Shares issued in reinvestment of
    distributions .........................       27,200         307,183
   Shares redeemed ........................     (414,260)     (4,679,914)
                                             -----------------------------
   Net increase (decrease) ................     (129,506)  $  (1,464,471)
                                             =============================
Year ended February 28, 2006
   Shares sold ............................    1,170,334   $  13,451,826
   Shares issued in reinvestment of
    distributions .........................       53,817         617,525
   Shares redeemed ........................     (614,309)     (7,043,275)
                                             -----------------------------
   Net increase (decrease) ................      609,842   $   7,026,076
                                             =============================


202 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             ------------------------------------------------------------
                                                  FRANKLIN HIGH YIELD            FRANKLIN NEW JERSEY
                                                       TAX-FREE                        TAX-FREE
                                                     INCOME FUND                      INCOME FUND
                                             ------------------------------------------------------------
                                                SHARES         AMOUNT         SHARES          AMOUNT
                                             ------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
   Shares sold ............................   31,807,625   $ 342,202,375     7,540,034   $   90,444,820
   Shares issued in reinvestment
      of distributions ....................    6,253,002      67,269,723       964,337       11,571,776
   Shares redeemed ........................  (33,737,996)   (362,819,688)   (5,455,950)     (65,411,992)
                                             ------------------------------------------------------------
   Net increase (decrease) ................    4,322,631   $  46,652,410     3,048,421   $   36,604,604
                                             ============================================================

Year ended February 28, 2006
   Shares sold ............................   76,040,423   $ 823,076,161    14,208,081   $  172,729,035
   Shares issued in reinvestment
      of distributions ....................   12,217,135     132,235,296     1,791,284       21,795,959
   Shares redeemed ........................  (56,420,469)   (609,006,109)   (7,645,953)     (92,911,256)
                                             ------------------------------------------------------------
   Net increase (decrease) ................   31,837,089   $ 346,305,348     8,353,412   $  101,613,738
                                             ============================================================

CLASS B SHARES:
Six months ended August 31, 2006
   Shares sold ............................      187,022   $   2,027,091        52,032   $      627,796
   Shares issued in reinvestment
      of distributions ....................      260,822       2,824,152        76,601          924,315
   Shares redeemed ........................   (1,479,125)    (16,006,660)     (350,873)      (4,235,116)
                                             ------------------------------------------------------------
   Net increase (decrease) ................   (1,031,281)  $ (11,155,417)     (222,240)  $   (2,683,005)
                                             ============================================================

Year ended February 28, 2006
   Shares sold ............................      416,566   $   4,531,659        68,597   $      838,868
   Shares issued in reinvestment
      of distributions ....................      578,436       6,300,714       164,156        2,008,818
   Shares redeemed ........................   (2,655,064)    (28,896,943)     (617,285)      (7,548,396)
                                             ------------------------------------------------------------
   Net increase (decrease) ................   (1,660,062)  $ (18,064,570)     (384,532)  $   (4,700,710)
                                             ============================================================

CLASS C SHARES:
Six months ended August 31, 2006
   Shares sold ............................    6,505,141   $  70,740,927     1,384,415   $   16,740,492
   Shares issued in reinvestment
      of distributions ....................      821,392       8,929,579       142,808        1,726,680
   Shares redeemed ........................   (5,434,977)    (59,071,554)     (857,588)     (10,360,197)
                                             ------------------------------------------------------------
   Net increase (decrease) ................    1,891,556   $  20,598,952       669,635   $    8,106,975
                                             ============================================================

Year ended February 28, 2006
   Shares sold ............................   15,987,715   $ 174,932,594     3,135,704   $   38,437,567
   Shares issued in reinvestment
      of distributions ....................    1,557,184      17,024,337       257,992        3,163,008
   Shares redeemed ........................   (7,985,897)    (87,163,996)   (1,573,597)     (19,297,200)
                                             ------------------------------------------------------------
   Net increase (decrease) ................    9,559,002   $ 104,792,935     1,820,099   $   22,303,375
                                             ============================================================


                                                         Semiannual Report | 203

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                           ------------------------------
                                                                                FRANKLIN HIGH YIELD
                                                                                     TAX-FREE
                                                                                    INCOME FUND
                                                                           ------------------------------
                                                                              SHARES         AMOUNT
                                                                           ------------------------------
ADVISOR CLASS SHARES:
Six months ended August 31, 2006
   Shares sold .........................................................     1,062,644   $   11,461,073
   Shares issued in reinvestment
      of distributions .................................................         3,094           33,309
   Shares redeemed .....................................................          (282)          (3,050)
                                                                           ------------------------------
   Net increase (decrease) .............................................     1,065,456   $   11,491,332
                                                                           ==============================
Period ended February 28, 2006 a
   Shares sold .........................................................        43,438   $      467,975
   Shares issued in reinvestment
      of distributions .................................................             1               11
                                                                           ------------------------------
   Net increase (decrease) .............................................        43,439   $      467,986
                                                                           ==============================

a     For the period January 3, 2006 (effective date) to February 28, 2006.

                                              -----------------------------------------------------------
                                                    FRANKLIN OREGON             FRANKLIN PENNSYLVANIA
                                                       TAX-FREE                       TAX-FREE
                                                     INCOME FUND                     INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT         SHARES          AMOUNT
                                              -----------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2006
   Shares sold ............................    5,333,742   $  62,533,786     4,370,054   $   45,018,242
   Shares issued in reinvestment
      of distributions ....................      731,895       8,582,236       891,112        9,184,256
   Shares redeemed ........................   (3,706,249)    (43,476,360)   (4,220,679)     (43,508,094)
                                              -----------------------------------------------------------
   Net increase (decrease) ................    2,359,388   $  27,639,662     1,040,487   $   10,694,404
                                              ===========================================================
Year ended February 28, 2006
   Shares sold ............................    8,774,698   $ 104,336,218     8,345,300   $   87,155,893
   Shares issued in reinvestment
      of distributions ....................    1,328,280      15,795,327     1,673,252       17,486,178
   Shares redeemed ........................   (5,411,758)    (64,287,803)   (7,398,908)     (77,240,216)
                                              -----------------------------------------------------------
   Net increase (decrease) ................    4,691,220   $  55,843,742     2,619,644   $   27,401,855
                                              ===========================================================

CLASS B SHARES:
Six months ended August 31, 2006
   Shares sold ............................                                     20,658   $      213,387
   Shares issued in reinvestment
      of distributions ....................                                     50,841          525,718
   Shares redeemed ........................                                   (279,979)      (2,890,911)
                                                                           ------------------------------
   Net increase (decrease) ................                                   (208,480)  $   (2,151,806)
                                                                           ==============================
Year ended February 28, 2006
   Shares sold ............................                                     47,342   $      497,161
   Shares issued in reinvestment
      of distributions ....................                                    109,207        1,145,145
   Shares redeemed ........................                                   (546,101)      (5,714,263)
                                                                           ------------------------------
   Net increase (decrease) ................                                   (389,552)  $   (4,071,957)
                                                                           ==============================


204 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              -----------------------------------------------------------
                                                    FRANKLIN OREGON           FRANKLIN PENNSYLVANIA
                                                       TAX-FREE                     TAX-FREE
                                                      INCOME FUND                  INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT         SHARES         AMOUNT
                                              -----------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2006
   Shares sold ............................      784,362   $   9,286,785     1,179,097   $   12,262,414

   Shares issued in reinvestment of
      distributions .......................       81,641         966,592       106,349        1,104,385
   Shares redeemed ........................     (708,139)     (8,377,881)     (557,412)      (5,795,309)
                                              -----------------------------------------------------------
   Net increase (decrease) ................      157,864   $   1,875,496       728,034   $    7,571,490
                                              ===========================================================
Year ended February 28, 2006
   Shares sold ............................    1,387,470   $  16,643,100     1,653,167   $   17,408,706
   Shares issued in reinvestment of
      distributions .......................      154,952       1,859,772       198,765        2,092,400
   Shares redeemed ........................     (786,351)     (9,420,572)     (996,318)     (10,475,686)
                                              -----------------------------------------------------------
   Net increase (decrease) ................      756,071   $   9,082,300       855,614   $    9,025,420
                                              ===========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.625%           Up to and including $100 million
       0.500%           Over $100 million, up to and including $250 million
       0.450%           Over $250 million, up to and including $10 billion
       0.440%           Over $10 billion, up to and including $12.5 billion
       0.420%           Over $12.5 billion, up to and including $15 billion
       0.400%           Over $15 billion, up to and including $17.5 billion
       0.380%           Over $17.5 billion, up to and including $20 billion
       0.360%           In excess of $20 billion


                                                         Semiannual Report | 205

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.500%           Up to and including $100 million
       0.450%           Over $100 million, up to and including $250 million
       0.425%           Over $250 million, up to and including $500 million
       0.400%           In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the funds, except the Franklin Federal Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to 0.10% per year of their average daily net assets. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

                         ---------------------------------------------------------------------
                                                                                    FRANKLIN
                           FRANKLIN      FRANKLIN      FRANKLIN     FRANKLIN        FEDERAL
                           ARIZONA       COLORADO    CONNECTICUT     DOUBLE      INTERMEDIATE-
                           TAX-FREE      TAX-FREE      TAX-FREE     TAX-FREE     TERM TAX-FREE
                         INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                         ---------------------------------------------------------------------
Class B ..............      0.65%           --            --            --             --
Class C ..............      0.65%         0.65%         0.65%         0.65%          0.65%


206 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                         ---------------------------------------------------------------------
                           FRANKLIN
                            FEDERAL      FRANKLIN      FRANKLIN       FRANKLIN      FRANKLIN
                         LIMITED-TERM   HIGH YIELD    NEW JERSEY       OREGON     PENNSYLVANIA
                           TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE      TAX-FREE
                          INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                         ---------------------------------------------------------------------
Class A ..............       0.15%            --            --            --            --
Class B ..............         --           0.65%         0.65%           --          0.65%
Class C ..............         --           0.65%         0.65%         0.65%         0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period.

                                                     --------------------------------------------------------
                                                       FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN
                                                        ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                                                       TAX-FREE        TAX-FREE      TAX-FREE      TAX-FREE
                                                      INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...........      $147,986       $ 83,930       $ 53,896      $120,784
Contingent deferred sales charges retained .......      $ 36,192       $ 11,968       $ 24,880      $ 44,063

                                                     --------------------------------------------------------
                                                       FRANKLIN        FRANKLIN
                                                        FEDERAL         FEDERAL      FRANKLIN      FRANKLIN
                                                     INTERMEDIATE-   LIMITED-TERM   HIGH YIELD    NEW JERSEY
                                                     TERM TAX-FREE     TAX-FREE      TAX-FREE      TAX-FREE
                                                      INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...........      $ 20,648       $  1,524       $746,028      $164,814
Contingent deferred sales charges retained .......      $ 15,513       $    206       $296,940      $ 76,612

                                                     ----------------------------
                                                       FRANKLIN        FRANKLIN
                                                        OREGON       PENNSYLVANIA
                                                       TAX-FREE        TAX-FREE
                                                      INCOME FUND     INCOME FUND
                                                     ----------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...........      $199,501       $128,725
Contingent deferred sales charges retained .......      $ 14,565       $ 35,835

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                     --------------------------------------------------------
                                                        FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN
                                                        ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                                                        TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE
                                                      INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------
Transfer agent fees ..............................      $100,188       $ 56,988       $ 44,698      $ 72,582


                                                         Semiannual Report | 207

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES (CONTINUED)

                                                     --------------------------------------------------------
                                                       FRANKLIN        FRANKLIN
                                                        FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                     INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                     TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                      INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------
Transfer agent fees ..............................      $ 89,571       $  4,773       $891,564      $163,324

                                                     ----------------------------
                                                       FRANKLIN        FRANKLIN
                                                        OREGON       PENNSYLVANIA
                                                       TAX-FREE        TAX-FREE
                                                      INCOME FUND     INCOME FUND
                                                     ----------------------------
Transfer agent fees ..............................      $ 89,056       $159,676

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Limited-Term Tax-Free Income Fund. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. INCOME TAXES

At February 28, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. At February 28, 2006, the capital loss carryforwards were as follows:

                                               ---------------------------------------------------------
                                                  FRANKLIN       FRANKLIN       FRANKLIN     FRANKLIN
                                                  ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                                                  TAX-FREE       TAX-FREE       TAX-FREE     TAX-FREE
                                                INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                               ---------------------------------------------------------
Capital loss carryforwards expiring in:
   2008 ....................................   $          --   $     45,412   $ 1,513,978   $        --
   2009 ....................................              --      1,524,288       427,481            --
   2011 ....................................              --         81,665        53,698            --
   2012 ....................................      20,108,487      4,695,674     3,034,219            --
   2013 ....................................              --             --            --       200,921
   2014 ....................................       2,638,564             --            --       152,458
                                               ---------------------------------------------------------
                                               $  22,747,051   $  6,347,039   $ 5,029,376   $   353,379
                                               =========================================================


208 | Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                               -----------------------------------------------------------
                                                  FRANKLIN       FRANKLIN
                                                  FEDERAL         FEDERAL       FRANKLIN       FRANKLIN
                                               INTERMEDIATE-   LIMITED-TERM    HIGH-YIELD     NEW JERSEY
                                               TERM TAX-FREE     TAX-FREE       TAX-FREE       TAX-FREE
                                                INCOME FUND     INCOME FUND   INCOME FUND     INCOME FUND
                                               -----------------------------------------------------------
Capital loss carryforwards expiring in:
   2008 ....................................   $     314,284   $         --   $  37,171,665   $        --
   2009 ....................................       1,207,419             --      73,985,675            --
   2010 ....................................         614,893             --      63,519,381            --
   2011 ....................................              --             --     131,377,453            --
   2012 ....................................       2,156,839             --      50,621,589     2,339,394
   2013 ....................................         373,568             --      35,250,377            --
   2014 ....................................         213,358         22,356       7,711,279            --
                                               -----------------------------------------------------------
                                               $   4,880,361   $     22,356   $ 399,637,419   $ 2,339,394
                                               ===========================================================

                                               -----------------------------
                                                  FRANKLIN       FRANKLIN
                                                   OREGON      PENNSYLVANIA
                                                  TAX-FREE       TAX-FREE
                                                INCOME FUND     INCOME FUND
                                               -----------------------------
Capital loss carryforwards expiring in:
   2008 ....................................   $   1,546,530   $    153,672
   2009 ....................................         966,007      3,680,545
   2010 ....................................       1,860,003      4,726,279
   2012 ....................................       2,455,722             --
   2013 ....................................              --        876,215
   2014 ....................................              --             --
                                               -----------------------------
                                               $   6,828,262   $  9,436,711
                                               =============================

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2006, the funds deferred realized capital losses as follows:

             -------------------------------------------------------------------
              FRANKLIN      FRANKLIN      FRANKLIN FEDERAL   FRANKLIN FEDERAL
              ARIZONA        DOUBLE      INTERMEDIATE-TERM     LIMITED-TERM
              TAX-FREE      TAX-FREE          TAX-FREE           TAX-FREE
             INCOME FUND   INCOME FUND      INCOME FUND         INCOME FUND
             -------------------------------------------------------------------
              $664,387       $49,828          $30,489             $42,078


                                                         Semiannual Report | 209

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At August 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                    -------------------------------------------------------
                                                       FRANKLIN         FRANKLIN             FRANKLIN
                                                        ARIZONA         COLORADO           CONNECTICUT
                                                       TAX-FREE         TAX-FREE             TAX-FREE
                                                      INCOME FUND     INCOME FUND           INCOME FUND
                                                    -------------------------------------------------------
Cost of investments .............................   $  918,646,087   $     429,203,236   $    319,444,702
                                                    =======================================================

Unrealized appreciation .........................   $   49,339,557   $      23,241,379   $     13,900,236
Unrealized depreciation .........................         (666,360)                 --           (178,759)
                                                    -------------------------------------------------------
Net unrealized appreciation (depreciation) ......   $   48,673,197   $      23,241,379   $     13,721,477
                                                    =======================================================

                                                    -------------------------------------------------------
                                                      FRANKLIN       FRANKLIN FEDERAL    FRANKLIN FEDERAL
                                                       DOUBLE        INTERMEDIATE-TERM     LIMITED-TERM
                                                      TAX-FREE           TAX-FREE            TAX-FREE
                                                     INCOME FUND        INCOME FUND         INCOME FUND
                                                    -------------------------------------------------------
Cost of investments .............................   $  431,840,845   $     564,109,696   $     22,013,358
                                                    =======================================================

Unrealized appreciation .........................   $   17,823,190   $      14,264,628   $         36,819
Unrealized depreciation .........................         (478,031)           (210,025)          (125,833)
                                                    -------------------------------------------------------
Net unrealized appreciation (depreciation) ......   $   17,345,159   $      14,054,603   $        (89,014)
                                                    =======================================================

                                                    -------------------------------------------------------
                                                      FRANKLIN           FRANKLIN            FRANKLIN
                                                     HIGH YIELD         NEW JERSEY            OREGON
                                                      TAX-FREE           TAX-FREE            TAX-FREE
                                                     INCOME FUND       INCOME FUND          INCOME FUND
                                                    -------------------------------------------------------
Cost of investments .............................   $5,707,522,906   $   1,078,235,791   $    692,642,619
                                                    =======================================================

Unrealized appreciation .........................   $  399,639,087   $      57,446,807   $     34,907,675
Unrealized depreciation .........................      (55,049,246)           (283,414)           (60,742)
                                                    -------------------------------------------------------
Net unrealized appreciation (depreciation) ......   $  344,589,841   $      57,163,393   $     34,846,933
                                                    =======================================================

                                                    ----------------
                                                       FRANKLIN
                                                     PENNSYLVANIA
                                                       TAX-FREE
                                                      INCOME FUND
                                                    ----------------
Cost of investments .............................   $  816,085,180
                                                    ================

Unrealized appreciation .........................   $   39,465,271
Unrealized depreciation .........................          (16,187)
                                                    ----------------
Net unrealized appreciation (depreciation) ......   $   39,449,084
                                                    ================


210 | Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2006, were as follows:

                                                           ------------------------------------------------------------------
                                                              FRANKLIN          FRANKLIN        FRANKLIN         FRANKLIN
                                                               ARIZONA          COLORADO       CONNECTICUT        DOUBLE
                                                              TAX-FREE          TAX-FREE        TAX-FREE         TAX-FREE
                                                             INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                           ------------------------------------------------------------------
Purchases ..............................................   $   64,408,991   $   79,436,690   $   38,247,719   $   54,364,912
Sales ..................................................   $   47,465,654   $   52,053,493   $   25,329,213   $   26,009,365

                                                           ------------------------------------------------------------------
                                                              FRANKLIN         FRANKLIN
                                                               FEDERAL          FEDERAL         FRANKLIN         FRANKLIN
                                                            INTERMEDIATE-    LIMITED-TERM      HIGH YIELD       NEW JERSEY
                                                            TERM TAX-FREE      TAX-FREE         TAX-FREE         TAX-FREE
                                                             INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                           ------------------------------------------------------------------
Purchases ..............................................   $   48,985,466   $    8,689,447   $  360,848,747   $   62,993,833
Sales ..................................................   $   43,304,192   $   12,971,166   $  331,325,939   $   19,688,718

                                                           --------------------------------
                                                              FRANKLIN         FRANKLIN
                                                               OREGON        PENNSYLVANIA
                                                              TAX-FREE         TAX-FREE
                                                             INCOME FUND      INCOME FUND
                                                           --------------------------------
Purchases ..............................................   $   24,488,530   $   53,521,208
Sales ..................................................   $   13,994,523   $   42,529,489

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 33.60% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


                                                         Semiannual Report | 211

Franklin Tax-Free Trust

6. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

The Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2006, the aggregate value of these securities was $85,814,142, representing 1.41%, of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, except for the Franklin Federal Intermediate-Term Tax-Free Income Fund, the Franklin Federal Limited-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

8. OTHER CONSIDERATIONS

The Oregon Economic Development Department ("OEDD"), the issuer of Oregon Economic Development Department Revenue Bonds (Georgia-Pacific Corporation 1995 Project), Series 157, maturing on August 1, 2025 (the "Bonds") held by Franklin Oregon Tax-Free Income Fund (the "Oregon Fund"), received a proposed adverse determination letter from the Internal Revenue Service ("IRS") in which the IRS indicated that the interest paid to bondholders of the Bonds is not excludable from gross income.The Oregon Fund has been holding the Bonds since April 1996 and has passed through the interest earned on the Bonds to the shareholders of the Oregon Fund in the form of non-taxable dividends during the holding period. In addition, the Oregon Fund has been contacted by the IRS informing it of this determination. OEDD and Georgia-Pacific Corporation (GP) are contesting the IRS determination; however, the ultimate outcome of this matter is unknown at this time. If OEDD and/or GP were to fail to obtain a favorable final determination, the Oregon Fund could be subject to tax expense plus interest which is estimated to be approximately $878,000 at August 31, 2006. In various SEC filings, GP has stated that it will take steps to ensure the bondholders will be made whole with respect to any liability caused by the IRS determination. Based on GP's representations and the uncertainty regarding the ultimate outcome of this matter, no liability has been recorded on the Statement of Assets and Liabilities of the Oregon Fund. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Oregon Fund and/or its shareholders.


212 | Semiannual Report

Franklin Tax-Free Trust

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                         Semiannual Report | 213

Franklin Tax-Free Trust

9. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.


214 | Semiannual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                         Semiannual Report | 215

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


07/06                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON                             One Franklin Parkway
    INVESTMENTS                                San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 S2006 10/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   October 26, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   October 26, 2006